      Filed with the Securities and Exchange Commission on April 21, 2006


         Registration No. 333-71654 Investment Company Act No. 811-5438

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 12

                                      and
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 147


        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                          (Exact Name of Registrant)

                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (Name of Depositor)

                ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
             (Address of Depositor's Principal Executive Offices)

                                (203) 926-1888
                        (Depositor's Telephone Number)


                    JOSEPH D. EMANUEL, CHIEF LEGAL OFFICER

                One Corporate Drive, Shelton, Connecticut 06484
              (Name and Address of Agent for Service of Process)

                                   Copy To:


                              LAURA KEALEY, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
                One Corporate Drive, Shelton, Connecticut 06484
                                (203) 944-5477


Approximate Date of Proposed Sale to the Public:

It is proposed that this filing become effective: (check appropriate space)

[_]immediately upon filing pursuant to paragraph (b) of Rule 485


[X]on May 1, 2006 pursuant to paragraph (b) of Rule 485


[_]60 days after filing pursuant to paragraph (a) (1) of Rule 485

[_]on __________ pursuant to paragraph (a) (1) of Rule 485

[_]75 days after filing pursuant to paragraph (a) (2) of Rule 485

[_]on __________ pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:


[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                     Title of Securities Being Registered:
   Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

AS Apex II

                                    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

AMERICAN SKANDIA ADVISOR PLANSM III ("ASAP III")

AMERICAN SKANDIA APEX(R) II ("APEX II")

AMERICAN SKANDIA XTRA CREDITSM SIX ("XT6")
AMERICAN SKANDIA LIFEVEST(R) II ("ASL II")

Flexible Premium Deferred Annuities


PROSPECTUS: MAY 1, 2 0 0 6

This prospectus describes four different flexible premium deferred annuities (the "Annuities" or the "Annuity") offered by American Skandia Life Assurance Corporation ("American Skandia", "we", "our", or "us"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix F entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features offered generally under the Annuity. Alternatively, such firms may restrict the availability of the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your registered representative for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Financial Professional. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


The Sub-accounts
--------------------------------------------------------------------------------

Each Sub-account of American Skandia Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: AIM Variable Insurance Funds, American Skandia Trust, Evergreen Variable Annuity Trust, First Defined Portfolio Fund LLC, Gartmore Variable Insurance Trust, ProFunds VP, The Prudential Series Fund and Wells Fargo Variable Trust. See the following page for the complete list of Sub-accounts.

Please Read This Prospectus
--------------------------------------------------------------------------------
Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

Available Information
--------------------------------------------------------------------------------
We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 107. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 100
F Street N.E., Washington, D.C., 20549. (See SEC file number 333-96577 for ASAP III, 333-71654 for APEX II, 333-71834 for XT6 and 333-71672 for ASL II). These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.
For Further Information call:
--------------------------------------------------------------------------------

  1-800-752-6342
These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.
These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

American Skandia Advisor Plan III/SM/, American Skandia APEX(R) II/SM/, American Skandia XTra Credit SIX/SM/ and American Skandia LifeVest(R) II are service marks or registered trademarks of The Prudential Insurance Company of America and are used under license by its affiliates.



Prospectus Dated: May 1, 2006 Statement of Additional Information Dated: May 1, 2006
COREPROS0506                                     ASAP3SAI, APEX2SAI, XT6SAI, ASL2SAI


 PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS


AMERICAN SKANDIA TRUST
  AST Advanced Strategies
  AST Aggressive Asset Allocation
  AST AllianceBernstein Core Value
  AST AllianceBernstein Managed Index 500
  AST AllianceBernstein Growth & Income
  AST American Century Income & Growth
  AST American Century Strategic Balanced
  AST Balanced Asset Allocation
  AST Capital Growth Asset Allocation
  AST Cohen & Steers Realty
  AST Conservative Asset Allocation
  AST DeAM Large-Cap Value
  AST DeAM Small-Cap Growth
  AST DeAM Small-Cap Value
  AST Federated Aggressive Growth
  AST First Trust Balanced Target
  AST First Trust Capital Appreciation Target
  AST Global Allocation
  AST Goldman Sachs Concentrated Growth
  AST Goldman Sachs Mid-Cap Growth
  AST Goldman Sachs Small-Cap Value
  AST High Yield
  AST JPMorgan International Equity
  AST Large-Cap Value
  AST Lord Abbett Bond Debenture
  AST LSV International Value
  AST Marsico Capital Growth
  AST MFS Global Equity
  AST MFS Growth
  AST Mid-Cap Value
  AST Money Market
  AST Neuberger Berman Mid-Cap Growth
  AST Neuberger Berman Mid-Cap Value
  AST PIMCO Limited Maturity Bond
  AST PIMCO Total Return Bond
  AST Preservation Asset Allocation
  AST Small-Cap Growth
  AST Small-Cap Value
  AST T. Rowe Price Asset Allocation
  AST T. Rowe Price Large-Cap Growth
  AST T. Rowe Price Global Bond
  AST T. Rowe Price Natural Resources
  AST William Blair International Growth

AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Dynamics Fund -- Series I shares
  AIM V.I. Financial Services Fund -- Series I shares
  AIM V.I. Global Health Care Fund -- Series I shares
  AIM V.I. Technology Fund -- Series I shares

EVERGREEN VARIABLE ANNUITY TRUST
  Growth
  International Equity
  Omega



FIRST DEFINED PORTFOLIO FUND, LLC
  First Trust(R) 10 Uncommon Values
  Global Dividend Target 15
  NASDAQ(R) Target 15
  S&P(R) Target 24
  Target Managed VIP
  The Dow Target Dividend
  The Dow/SM/ DART 10
  Value Line(R) Target 25

GARTMORE VARIABLE INSURANCE TRUST
  GVIT Developing Markets

PROFUND VP
  Access VP High Yield
  Asia 30
  Banks
  Basic Materials
  Bear
  Biotechnology
  Bull
  Consumer Goods
  Consumer Services
  Europe 30
  Financials
  Health Care
  Industrials
  Internet
  Japan
  Large-Cap Growth
  Large-Cap Value
  Mid-Cap Growth
  Mid-Cap Value
  Oil & Gas
  OTC
  Pharmaceuticals
  Precious Metals
  Real Estate
  Rising Rates Opportunity
  Semiconductor
  Short Mid-Cap
  Short OTC
  Short Small-Cap
  Small-Cap Growth
  Small-Cap Value
  Technology
  Telecommunications
  U.S. Government Plus
  UltraBull
  UltraMid-Cap
  UltraOTC
  UltraSmall-Cap
  Utilities

THE PRUDENTIAL SERIES FUND
  SP William Blair International Growth

WELLS FARGO VARIABLE TRUST
  Wells Fargo Advantage VT Equity Income

Contents


Introduction................................................................................  1
 Why Would I Choose to Purchase One of the Annuities?.......................................  1
 What Are Some of the Key Features of the Annuities?........................................  1
 How Do I Purchase One of the Annuities?....................................................  2
Glossary of Terms...........................................................................  3
Summary of Contract Fees and Charges........................................................  5
Expense Examples............................................................................ 15
Investment Options.......................................................................... 16
 What are the Investment Objectives and Policies of the Portfolio?.......................... 16
 What are the Fixed Allocations?............................................................ 36
Fees and Charges............................................................................ 37
 What are the Contract Fees and Charges?.................................................... 37
 What Charges Apply to the Fixed Allocations?............................................... 39
 What Charges Apply if I Choose an Annuity Payment Option?.................................. 39
 Exceptions/Reductions to Fees and Charges.................................................. 39
Purchasing Your Annuity..................................................................... 40
 What are Our Requirements for Purchasing One of the Annuities?............................. 40
Managing Your Annuity....................................................................... 41
 May I Change the Owner, Annuitant and Beneficiary Designations?............................ 41
 May I Return My Annuity if I Change My Mind?............................................... 41
 May I Make Additional Purchase Payments?................................................... 41
 May I Make Scheduled Payments Directly from My Bank Account?............................... 42
 May I Make Purchase Payments Through a Salary Reduction Program?........................... 42
Managing Your Account Value................................................................. 43
 How and When are Purchase Payments Invested?............................................... 43
 How Do I Receive a Loyalty Credit Under the ASAP III and APEX II Annuity?.................. 43
 How Are Loyalty Credits Applied to My Account Value Under the ASAP III and APEX II Annuity? 43
 How Do I Receive Credits Under the XT6 Annuity?............................................ 44
 How Are Credits Applied to Account Value Under the XT6 Annuity?............................ 44
 Are There Restrictions or Charges on Transfers Between Investment Options?................. 45
 Do You Offer Dollar Cost Averaging?........................................................ 47
 Do You Offer Any Automatic Rebalancing Programs?........................................... 48
 Are Any Asset Allocation Programs Available?............................................... 48
 Do You Offer Programs Designed to Guarantee a "Return of Premium" at a Future Date?........ 48
 May I Give My Financial Professional Permission to Forward Transaction Instructions?....... 49
 May I Authorize My Third Party Investment Advisor to Manage My Account?.................... 49
 How Do the Fixed Allocations Work?......................................................... 50
 How Do You Determine Rates for Fixed Allocations?.......................................... 51
 How Does the Market Value Adjustment Work?................................................. 51
 What Happens When My Guarantee Period Matures?............................................. 52
Access To Account Value..................................................................... 53
 What Types of Distributions are Available to Me?........................................... 53
 Are There Tax Implications for Distributions?.............................................. 53
 Can I Withdraw a Portion of My Annuity?.................................................... 53
 How Much Can I Withdraw as a Free Withdrawal?.............................................. 54
 Can I Make Periodic Withdrawals from My Annuity During the Accumulation Period?............ 54
 Do You Offer a Program for Withdrawals Under Sections 72(t)/72(q) of the Internal Revenue
   Code?.................................................................................... 54
 What are Minimum Distributions and When Would I Need to Make Them?......................... 54
 Can I Surrender My Annuity for Its Value?.................................................. 55
 What is a Medically-Related Surrender and How Do I Qualify?................................ 55



                                      (i)

Contents


 What Types of Annuity Options are Available?.............................................  55
 How and When Do I Choose the Annuity Payment Option?.....................................  57
 How are Annuity Payments Calculated?.....................................................  57
Living Benefit Programs...................................................................  59
 Do You Offer Programs Designed to Provide Investment Protection for Owners While They are
   Alive?.................................................................................  59
 Guaranteed Return Option Plus/SM/ (GRO Plus/SM/).........................................  59
 Guaranteed Return Option (GRO)...........................................................  64
 Guaranteed Minimum Withdrawal Benefit (GMWB).............................................  67
 Guaranteed Minimum Income Benefit (GMIB).................................................  71
 Lifetime Five/SM/ Income Benefit (Lifetime Five).........................................  76
 Spousal Lifetime Five Income Benefit (Spousal Lifetime Five).............................  81
Death Benefit.............................................................................  86
 What Triggers the Payment of a Death Benefit?............................................  86
 Basic Death Benefit......................................................................  86
 Optional Death Benefits..................................................................  86
 American Skandia's Annuity Rewards.......................................................  91
 Payment of Death Benefits................................................................  91
Valuing Your Investment...................................................................  94
 How is My Account Value Determined?......................................................  94
 What is the Surrender Value of My Annuity?...............................................  94
 How and When Do You Value the Sub-Accounts?..............................................  94
 How Do You Value Fixed Allocations?......................................................  94
 When Do You Process and Value Transactions?..............................................  94
 What Happens to My Units When There is a Change in Daily Asset-Based Charges?............  96
Tax Considerations........................................................................  97
General Information....................................................................... 104
 How Will I Receive Statements and Reports?............................................... 104
 Who is American Skandia?................................................................. 104
 What are Separate Accounts?.............................................................. 104
 What is the Legal Structure of the Underlying Funds?..................................... 106
 Who Distributes Annuities Offered by American Skandia?................................... 107
 Incorporation of Certain Documents by Reference.......................................... 108
 Financial Statements..................................................................... 108
 How to Contact Us........................................................................ 108
 Indemnification.......................................................................... 109
 Legal Proceedings........................................................................ 109
 Contents of the Statement of Additional Information...................................... 110
Appendix A -- Condensed Financial Information About Separate Account B.................... A-1
Appendix B -- Calculation of Optional Death Benefits...................................... B-1
Appendix C -- Plus40/TM/ Optional Life Insurance Rider.................................... C-1
Appendix D -- Additional Information on Asset Allocation Programs......................... D-1
Appendix E -- Description and Calculation of Previously Offered Optional                   E-1
             Death Benefits...............................................................
Appendix F -- Selecting the Variable Annuity That's Right for You......................... F-1



                                     (ii)

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Introduction

Why Would I Choose to Purchase One of the Annuities?
--------------------------------------------------------------------------------
The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Allocations. This Prospectus describes four different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix F entitled, "Selecting the Variable Annuity That's Right for You."


When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.


What Are Some of the Key Features of the Annuities?
--------------------------------------------------------------------------------
.. Each Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

.. Each Annuity offers both Sub-accounts and Fixed Allocations. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

.. Each Annuity features two distinct periods -- the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

.. During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed or variable basis. Variable payment options are made available through a different contract and prospectus.

.. Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

.. Each Annuity offers a basic Death Benefit. It also offers optional Death
  Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

.. You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply.

.. Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Introduction continued

WITH RESPECT TO XT6 ONLY:

.. If you purchase this Annuity, we apply an additional amount (referred to as an XTra Credit/SM/, Purchase Credit or Credit) to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments during the first six Annuity Years.
.. Please note that during the first 10 years, the total asset-based charges on the XT6 Annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the XT6 Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The XTra Credit/SM/ amount is included in your Account Value. However, American Skandia may take back all XTra Credit amounts if you return your Annuity under the "free-look" provision. In addition, American Skandia may take back XTra Credits associated with any Purchase Payment if (a) the XTra Credit was applied within twelve (12) months prior to the death of the Owner (or Annuitant if entity-owned) or (b) the XTra Credit was applied within 12 months prior to a request to surrender the Annuity under the medically-related surrender provision. If you qualify for the 6.5% Xtra Credit in the first year (for annuities issued on or after February 13, 2006, subject to state availability), only 6% of that amount will be taken back upon death or medically-related surrender request, both as described above. However, we will take back the entire 6.5% if you "free-look" your Annuity.
.. In these situations, your Account Value could be substantially reduced. The amount we take back will equal the XTra Credit, without adjustment up or down for investment performance. Therefore, any gain on the XTra Credit amount will not be taken back. But if there was a loss on the XTra Credit, the amount we take back will still equal amount of the XTra Credit. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the XTra Credit amount.
.. If replacing an annuity, please consider all charges associated with that annuity. Credits applicable to bonus products should not be viewed as an offset of any surrender charge that applies to any annuity contract you currently own. For more information on all available annuities, please see Appendix F of this prospectus.

WITH RESPECT TO APEX II ONLY:
.. For annuities issued on or after June 20, 2005 (subject to state availability) this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and State availability.
WITH RESPECT TO ASAP III ONLY:
.. For annuities issued on or after February 13, 2006 (subject to state availability) this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and State availability.
How Do I Purchase One of the Annuities?
--------------------------------------------------------------------------------

We sell each Annuity through licensed, registered Financial Professionals. Unless we agree otherwise and subject to our rules, each Annuity has minimum initial Purchase Payments as follows: $1,000 for ASAP III, $10,000 for XT6 and APEX II, and $15,000 for ASL II. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age 75 for XT6 and age 85 for APEX II. For ASL II, there is no maximum issue age, however the basic death benefit provides greater protection for Owners under age 85. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity, the date the benefit is elected, or the date of the Owner's death.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Glossary of Terms

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.
ACCOUNT VALUE

The value of each allocation to a Sub-account (also referred to as a "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on a contract anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment. With respect to XT6, the Account Value includes any Credits we applied to your Purchase Payments that we are entitled to take back under certain circumstances. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply.


ANNUITIZATION
The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Annuitant to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

ANNUITY DATE
The date you choose for annuity payments to commence. A maximum Annuity Date may apply.

ANNUITY YEAR
A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

CODE
The Internal Revenue Code of 1986, as amended from time to time.


COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.



ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT
We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.


FIXED ALLOCATION
An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.


FREE LOOK
Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity contract for more details about your free look right.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
We offer a program that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
We offer a program that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value.

GUARANTEE PERIOD
A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/ )/GUARANTEED RETURN OPTION
We offer a program that, for an additional cost, guarantees a "return of premium" at a future date, while allowing you to allocate all or a portion of your Account Value to certain Sub-accounts.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")
We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Glossary of Terms continued



HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")
We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals.


INTERIM VALUE
The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

ISSUE DATE
The effective date of your Annuity.


LIFETIME FIVE INCOME BENEFIT
We offer a program that, for an additional cost, guarantees your ability to withdraw amounts equal to a percentage of an initial principal value, regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals.


MVA
A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

OWNER
With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


SPOUSAL LIFETIME FIVE INCOME BENEFIT
We offer a program that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to 5% of an initial principal value regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals.

SUB-ACCOUNT
We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".


SURRENDER VALUE
The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any Fixed Allocation. No CDSC applies to the ASL II Annuity.

UNIT
A measure used to calculate your Account Value in a Sub-account during the accumulation period.

VALUATION DAY
Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

-

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges

Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a charge for investment management, other expenses and with some mutual funds, a 12b-1 charge. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following table provides a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.


YOUR TRANSACTION FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------------------
(ASSESSED AGAINST EACH ANNUITY)

    FEE/CHARGE              ASAP III                   APEX II                   ASL II                      XT6
---------------------------------------------------------------------------------------------------------------------------

Contingent Deferred       Up to 7.5%**              Up to 8.5%**        There is no Deferred            Up to 9.0%**
Sales Charge*                                                           Sales Charge deducted
                                                                        upon surrender or partial
                                                                        withdrawal.
---------------------------------------------------------------------------------------------------------------------------

Transfer Fee**      $10.00 (currently, $15.00 $10.00 (currently, $15.00 $10.00 (currently, $15.00 $10.00 (currently, $15.00
                            maximum)                  maximum)                  maximum)                  maximum)
---------------------------------------------------------------------------------------------------------------------------

Tax Charge***       0% to 3.5% of the value   0% to 3.5% of the value   0% to 3.5% of the value   0% to 3.5% of the value
                    that is annuitized,       that is annuitized,       that is annuitized,       that is annuitized,
                    depending on the          depending on the          depending on the          depending on the
                    requirements of the       requirements of the       requirements of the       requirements of the
                    applicable jurisdiction.  applicable jurisdiction.  applicable jurisdiction.  applicable jurisdiction.
---------------------------------------------------------------------------------------------------------------------------



* The tables on the following page contain the Contingent Deferred Sales Charges upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.
** Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
*** This charge is deducted generally at the time you annuitize your contract.

AMERICAN SKANDIA ANNUITIES PROSPECTUS


Summary of Contract Fees and Charges continued



              CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY


             ------------------------------------------------------
                                    ASAP III
             ------------------------------------------------------
             ------------------------------------------------------
             Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9+
             ------------------------------------------------------
             7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
             ------------------------------------------------------

                         ------------------------------
                                    APEX II
                         ------------------------------
                         ------------------------------
                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         8.5%  8.0%  7.0%  6.0%   0.0%
                         ------------------------------

      --------------------------------------------------------------------
                                      XT6
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%   2.0%   0.0%
      --------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

YOUR PERIODIC FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------------------------
(ASSESSED AGAINST EACH ANNUITY)

   FEE/CHARGE              ASAP III                    APEX II                     ASL II                        XT6
---------------------------------------------------------------------------------------------------------------------------------

Annual             Smaller of $35 or 2% of    Smaller of $35 or 2% of    Smaller of $35 or 2% of     Smaller of $35 or 2% of
Maintenance Fee*   Account Value**            Account Value**            Account Value**             Account Value
---------------------------------------------------------------------------------------------------------------------------------

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS/1/
---------------------------------------------------------------------------------------------------------------------------------
(ASSESSED AS A PERCENTAGE OF THE DAILY NET ASSETS OF THE SUB-ACCOUNTS)
   FEE/CHARGE
---------------------------------------------------------------------------------------------------------------------------------

Mortality &
Expense Risk
Charge/2/                    0.50%                      1.50%                      1.50%                        0.50%
---------------------------------------------------------------------------------------------------------------------------------
Administration               0.15%                      0.15%                      0.15%                        0.15%
Charge/2/
---------------------------------------------------------------------------------------------------------------------------------
Distribution                                                                                         1.00% in Annuity Years 1-10
Charge/3/          0.60% in Annuity Years 1-8            N/A                        N/A
---------------------------------------------------------------------------------------------------------------------------------
                   1.40% per year of the      1.40% per year of the      1.40% per year of the       1.40% per year of the value
                   value of each Sub-account  value of each Sub-account  value of each Sub-account   of each Sub-account if the
                   if the Owner's             if the Owner's             if the Owner's beneficiary  Owner's beneficiary elects
                   beneficiary elects the     beneficiary elects the     elects the Qualified        the Qualified Beneficiary
                   Qualified Beneficiary      Qualified Beneficiary      Beneficiary Continuation    Continuation Option/5/
Settlement         Continuation Option/5/     Continuation Option/5/     Option/5/ ("Qualified BCO") ("Qualified BCO")
Service Charge/4/  ("Qualified BCO")          ("Qualified BCO")
---------------------------------------------------------------------------------------------------------------------------------
                   1.25% per year of the      1.65% per year of the      1.65% per year of the       1.65% per year of the value
                   value of each Sub-account  value of each Sub-account  value of each Sub-account   of each Sub-account in
                   in Annuity Years 1-8;      (1.40% per year if you     (1.40% per year if you are  Annuity Years 1-10; 0.65% in
                   0.65% in Annuity Years 9   are a beneficiary          a beneficiary electing the  Annuity Years 11 and later
                   and later (1.40% per year  electing the Qualified     Qualified BCO)              (1.40% per year if you are a
Total Annual       if you are a beneficiary   BCO)                                                   beneficiary electing the
Charges of the     electing the Qualified                                                            Qualified BCO)
Sub-accounts       BCO)
---------------------------------------------------------------------------------------------------------------------------------

* Assessed annually on the Annuity's anniversary date or upon surrender.

** Only applicable if Account Value is less than $100,000. Assessed annually on the Annuity's anniversary date or upon surrender.

1: These charges are deducted daily and apply to the Sub-accounts only.
2: The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus. 3: The Distribution Charge is 0.00% in Annuity Years 9+ for ASAP III and in Annuity Years 11+ for XT6.
4: The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Qualified Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Qualified Beneficiary Continuation Option.
5: When an Annuity is used as an IRA, 403(b) or other "qualified investment", upon the Owner's death a beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. If a beneficiary elects this option, the beneficiary will incur the Settlement Service Charge. Please refer to the section of this Prospectus that describes the Qualified Beneficiary Continuation Option for more detailed information about this option, including certain restrictions and limitations that may apply.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued




The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.



YOUR OPTIONAL BENEFIT FEES AND CHARGES
-----------------------------------------------------------------------------------------------------------------
                                                 TOTAL             TOTAL          TOTAL             TOTAL
                         OPTIONAL                ANNUAL           ANNUAL         ANNUAL            ANNUAL
                         BENEFIT                CHARGE*           CHARGE*        CHARGE*           CHARGE*
                           FEE/                   for               for            for               for
OPTIONAL BENEFIT          CHARGE                ASAP III          APEX II        ASL II              XT6
-----------------------------------------------------------------------------------------------------------------

GUARANTEED RETURN OPTION Plus/SM/ (GRO Plus/SM/ )/GUARANTEED RETURN OPTION
-----------------------------------------------------------------------------------------------------------------
                 0.25% of average daily   1.50% in Annuity     1.90%; 1.65%   1.90%; 1.65%   1.90% in Annuity
                 net assets of the Sub-   Years 1-8; 0.90% in  for Qualified  for Qualified  Years 1-10; 0.90% in
                 accounts                 Annuity Years 9 and  BCO            BCO            Annuity Years 11 and
                                          later; 1.65% for                                   later; 1.65% for
                                          Qualified BCO                                      Qualified BCO

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)**
-----------------------------------------------------------------------------------------------------------------
                 0.35% of average daily   1.60% in Annuity     2.00%; 1.75%   2.00%; 1.75%   2.00% in Annuity
                 net assets of the Sub-   Years 1-8; 1.00% in  for Qualified  for Qualified  Years 1-10; 1.00% in
                 accounts                 Annuity Years 9 and  BCO            BCO            Annuity Years 11 and
                                          later; 1.75% for                                   later; 1.75% for
                                          Qualified BCO                                      Qualified BCO

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**
-----------------------------------------------------------------------------------------------------------------
                 0.50% per year of the    1.25% in Annuity     1.65% PLUS     1.65% PLUS     1.65% in Annuity
                 average Protected        Years 1-8; 0.65% in  0.50% per year 0.50% per year Years 1-10; 0.65% in
                 Income Value during      Annuity Years 9 and  of average     of average     Annuity Years 11 and
                 each year; deducted      later PLUS 0.50% per Protected      Protected      later PLUS 0.50% per
                 annually in arrears each year of average      Income Value   Income Value   year of average
                 Annuity Year             Protected Income                                   Protected Income
                                          Value                                              Value

LIFETIME FIVE/SM/ INCOME BENEFIT**
-----------------------------------------------------------------------------------------------------------------
                 0.60% of average daily   1.85% in Annuity     2.25%          2.25%          2.25% in Annuity
                 net assets of the Sub-   Years 1-8; 1.25% in                                Years 1-10; 1.25% in
                 accounts                 Annuity Years 9 and                                Annuity Years 9 and
                                          later                                              later

AMERICAN SKANDIA ANNUITIES PROSPECTUS


   OPTIONAL BENEFIT
   ------------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL                TOTAL           TOTAL               TOTAL
                          OPTIONAL                    ANNUAL              ANNUAL          ANNUAL              ANNUAL
                          BENEFIT                    CHARGE*              CHARGE*         CHARGE*             CHARGE*
                            FEE/                       for                  for             for                 for
                           CHARGE                    ASAP III             APEX II         ASL II                XT6
   ------------------------------------------------------------------------------------------------------------------------------

   SPOUSAL LIFETIME FIVE INCOME BENEFIT**
   ------------------------------------------------------------------------------------------------------------------------------
                     0.75% of average            2.00% in Annuity         2.40%           2.40%           2.40% in Annuity
                     daily net assets of         Years 1-8; 1.40%                                         Years 1-10;
                     the Subaccounts             in Annuity Years                                         1.40% in Annuity
                                                 9 and later                                              Years 11 and
                                                                                                          later

   ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**
   ------------------------------------------------------------------------------------------------------------------------------
                     0.25% of average            1.50% in Annuity         1.90%           1.90%           1.90% in Annuity
                     daily net assets of         Years 1-8; 0.90%                                         Years 1-10;
                     the Subaccounts             in Annuity Years                                         0.90% in Annuity
                                                 9 and later                                              Years 11 and
                                                                                                          later

   HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**
   ------------------------------------------------------------------------------------------------------------------------------
                     0.25% of average            1.50% in Annuity         1.90%           1.90%           1.90% in Annuity
                     daily net assets of         Years 1-8; 0.90%                                         Years 1-10;
                     the Subaccounts             in Annuity Years                                         0.90% in Annuity
                                                 9 and later                                              Years 11 and
                                                                                                          later

   COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT**
   ------------------------------------------------------------------------------------------------------------------------------
                     0.50% of average            1.75% in Annuity         2.15%           2.15%           2.15% in Annuity
                     daily net assets of         Years 1-8; 1.15%                                         Years 1-10;
                     the Sub-accounts            in Annuity Years                                         1.15% in Annuity
                                                 9 and later                                              Years 11 and
                                                                                                          later

   HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")**
   ------------------------------------------------------------------------------------------------------------------------------
                     0.50% of average            1.75% in Annuity         2.15%           2.15%           2.15% in Annuity
                     daily net assets of         Years 1-8; 1.15%                                         Years 1-10;
                     the Sub-accounts            in Annuity Years                                         1.15% in Annuity
                                                 9 and later                                              Years 11 and
                                                                                                          later
   ------------------------------------------------------------------------------------------------------------------------------
   Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
   ------------------------------------------------------------------------------------------------------------------------------


* The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
** These optional benefits are not available under the Qualified BCO.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued


   The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2005. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



           TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
           ---------------------------------------------------------
                                                     MINIMUM MAXIMUM
           ---------------------------------------------------------
               Total Portfolio Operating Expense      0.63%  2.48 %



The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2005, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.



UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)
                                                             FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                                        TOTAL ANNUAL
                                                        MANAGEMENT   OTHER     12B-1 PORTFOLIO OPERATING
              UNDERLYING PORTFOLIO                         FEES    EXPENSES/1/ FEES       EXPENSES

American Skandia Trust/2,3/
--------------------------------------------------------------------------------------------------------
      AST Advanced Strategies                             0.85%      0.18%     0.00%        1.03%
      AST Aggressive Asset Allocation/4/                  1.04%      0.29%     0.00%        1.33%
      AST AllianceBernstein Core Value                    0.75%      0.19%     0.00%        0.94%
      AST AllianceBernstein Managed Index 500/5/          0.60%      0.17%     0.00%        0.77%
      AST AllianceBernstein Growth & Income               0.75%      0.13%     0.00%        0.88%
      AST American Century Income & Growth                0.75%      0.18%     0.00%        0.93%
      AST American Century Strategic Balanced             0.85%      0.23%     0.00%        1.08%
      AST Balanced Asset Allocation/4/                    0.95%      0.20%     0.00%        1.15%
      AST Capital Growth Asset Allocation/4/              1.00%      0.20%     0.00%        1.20%
      AST Cohen & Steers Realty                           1.00%      0.18%     0.00%        1.18%
      AST Conservative Asset Allocation/4/                0.94%      0.24%     0.00%        1.18%
      AST DeAM Large-Cap Value                            0.85%      0.22%     0.00%        1.07%
      AST DeAM Small-Cap Growth                           0.95%      0.20%     0.00%        1.15%
      AST DeAM Small-Cap Value                            0.95%      0.24%     0.00%        1.19%
      AST Federated Aggressive Growth                     0.95%      0.17%     0.00%        1.12%
      AST First Trust Balanced Target                     0.85%      0.19%     0.00%        1.04%
      AST First Trust Capital Appreciation Target         0.85%      0.19%     0.00%        1.04%
      AST Global Allocation/6/                            0.86%      0.23%     0.00%        1.09%
      AST Goldman Sachs Concentrated Growth               0.90%      0.16%     0.00%        1.06%
      AST Goldman Sachs Mid-Cap Growth                    1.00%      0.18%     0.00%        1.18%
      AST Goldman Sachs Small-Cap Value                   0.95%      0.22%     0.00%        1.17%
      AST High Yield/7/                                   0.75%      0.19%     0.00%        0.94%
      AST JPMorgan International Equity                   0.88%      0.19%     0.00%        1.07%

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                                     FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                                                TOTAL ANNUAL
                                                                MANAGEMENT   OTHER     12B-1 PORTFOLIO OPERATING
                  UNDERLYING PORTFOLIO                             FEES    EXPENSES/1/ FEES       EXPENSES

American Skandia Trust/2,3/ continued
----------------------------------------------------------------------------------------------------------------
      AST Large-Cap Value/8/                                      0.75%      0.16%     0.00%        0.91%
      AST Lord Abbett Bond-Debenture                              0.80%      0.17%     0.00%        0.97%
      AST LSV International Value                                 1.00%      0.26%     0.00%        1.26%
      AST Marsico Capital Growth                                  0.90%      0.13%     0.00%        1.03%
      AST MFS Global Equity                                       1.00%      0.26%     0.00%        1.26%
      AST MFS Growth                                              0.90%      0.18%     0.00%        1.08%
      AST Mid-Cap Value/9/                                        0.95%      0.22%     0.00%        1.17%
      AST Money Market/10/                                        0.50%      0.13%     0.00%        0.63%
      AST Neuberger Berman Mid-Cap Growth/11/                     0.90%      0.18%     0.00%        1.08%
      AST Neuberger Berman Mid-Cap Value                          0.89%      0.14%     0.00%        1.03%
      AST PIMCO Limited Maturity Bond                             0.65%      0.15%     0.00%        0.80%
      AST PIMCO Total Return Bond                                 0.65%      0.15%     0.00%        0.80%
      AST Preservation Asset Allocation/4/                        0.89%      0.38%     0.00%        1.27%
      AST Small-Cap Growth                                        0.90%      0.25%     0.00%        1.15%
      AST Small-Cap Value/12/                                     0.90%      0.17%     0.00%        1.07%
      AST T. Rowe Price Asset Allocation                          0.85%      0.23%     0.00%        1.08%
      AST T. Rowe Price Large-Cap Growth/13/                      0.90%      0.21%     0.00%        1.11%
      AST T. Rowe Price Global Bond                               0.80%      0.21%     0.00%        1.01%
      AST T. Rowe Price Natural Resources                         0.90%      0.18%     0.00%        1.08%
      AST William Blair International Growth                      1.00%      0.18%     0.00%        1.18%

AIM Variable Insurance Funds/14/
----------------------------------------------------------------------------------------------------------------
      AIM V.I. Dynamics Fund -- Series I shares                   0.75%      0.42%     0.00%        1.17%
      AIM V.I. Financial Services Fund -- Series I shares         0.75%      0.37%     0.00%        1.12%
      AIM V.I. Global Health Care Fund -- Series I shares         0.75%      0.33%     0.00%        1.08%
      AIM V.I. Technology Fund -- Series I shares                 0.75%      0.37%     0.00%        1.12%

Evergreen Variable Annuity Trust
----------------------------------------------------------------------------------------------------------------
      Growth                                                      0.70%      0.22%     0.00%        0.92%
      International Equity                                        0.41%      0.30%     0.00%        0.71%
      Omega                                                       0.52%      0.19%     0.00%        0.71%

First Defined Portfolio Fund, LLC/15,16/
----------------------------------------------------------------------------------------------------------------
      First Trust(R) 10 Uncommon Values                           0.60%      0.84%     0.25%        1.69%
      Global Dividend Target 15                                   0.60%      0.76%     0.25%        1.61%
      NASDAQ(R) Target 15                                         0.60%      0.98%     0.25%        1.83%
      S&P(R) Target 24                                            0.60%      0.73%     0.25%        1.58%
      Target Managed VIP                                          0.60%      0.63%     0.25%        1.48%
      The Dow Target Dividend                                     0.60%      0.67%     0.25%        1.52%
      The Dow/SM/ DART 10                                         0.60%      0.74%     0.25%        1.59%
      Value Line(R) Target 25                                     0.60%      0.64%     0.25%        1.49%

Gartmore Variable Insurance Trust/17/
----------------------------------------------------------------------------------------------------------------
      GVIT Developing Markets                                     1.05%      0.37%     0.25%        1.67%

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued

                                                            FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                                       TOTAL ANNUAL
                                                       MANAGEMENT   OTHER     12B-1 PORTFOLIO OPERATING
              UNDERLYING PORTFOLIO                        FEES    EXPENSES/1/ FEES       EXPENSES

ProFund VP/18/
-------------------------------------------------------------------------------------------------------
      Access VP High Yield                               0.75%      1.13%     0.25%        2.13%
      Asia 30                                            0.75%      0.82%     0.25%        1.82%
      Banks                                              0.75%      1.03%     0.25%        2.03%
      Basic Materials                                    0.75%      0.91%     0.25%        1.91%
      Bear                                               0.75%      0.86%     0.25%        1.86%
      Biotechnology                                      0.75%      0.92%     0.25%        1.92%
      Bull                                               0.75%      0.78%     0.25%        1.78%
      Consumer Goods                                     0.75%      1.08%     0.25%        2.08%
      Consumer Services                                  0.75%      1.48%     0.25%        2.48%
      Europe 30                                          0.75%      0.76%     0.25%        1.76%
      Financials                                         0.75%      0.92%     0.25%        1.92%
      Health Care                                        0.75%      0.89%     0.25%        1.89%
      Industrials                                        0.75%      1.17%     0.25%        2.17%
      Internet                                           0.75%      0.92%     0.25%        1.92%
      Japan                                              0.75%      0.83%     0.25%        1.83%
      Large-Cap Growth                                   0.75%      0.94%     0.25%        1.94%
      Large-Cap Value                                    0.75%      1.00%     0.25%        2.00%
      Mid-Cap Growth                                     0.75%      0.89%     0.25%        1.89%
      Mid-Cap Value                                      0.75%      0.87%     0.25%        1.87%
      Oil & Gas                                          0.75%      0.86%     0.25%        1.86%
      OTC                                                0.75%      0.84%     0.25%        1.84%
      Pharmaceuticals                                    0.75%      0.93%     0.25%        1.93%
      Precious Metals                                    0.75%      0.86%     0.25%        1.86%
      Real Estate                                        0.75%      0.89%     0.25%        1.89%
      Rising Rates Opportunity                           0.75%      0.73%     0.25%        1.73%
      Semiconductor                                      0.75%      0.98%     0.25%        1.98%
      Short Mid-Cap                                      0.75%      1.28%     0.25%        2.28%
      Short OTC                                          0.75%      0.85%     0.25%        1.85%
      Short Small-Cap                                    0.75%      0.90%     0.25%        1.90%
      Small-Cap Growth                                   0.75%      0.85%     0.25%        1.85%
      Small-Cap Value                                    0.75%      0.91%     0.25%        1.91%
      Technology                                         0.75%      0.89%     0.25%        1.89%
      Telecommunications                                 0.75%      0.91%     0.25%        1.91%
      U.S. Government Plus                               0.50%      0.84%     0.25%        1.59%
      UltraBull                                          0.75%      0.88%     0.25%        1.88%
      UltraMid-Cap                                       0.75%      0.91%     0.25%        1.91%
      UltraOTC                                           0.75%      0.85%     0.25%        1.85%
      UltraSmall-Cap                                     0.75%      0.91%     0.25%        1.91%
      Utilities                                          0.75%      0.89%     0.25%        1.89%

The Prudential Series Fund
-------------------------------------------------------------------------------------------------------
      SP William Blair International Growth              0.85%      0.13%     0.00%        0.98%

Wells Fargo Variable Trust/19/
-------------------------------------------------------------------------------------------------------
      Wells Fargo Advantage VT Equity Income/20/         0.55%      0.25%     0.25%        1.05%

AMERICAN SKANDIA ANNUITIES PROSPECTUS




1: As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of each Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
2: The total actual operating expenses for certain of the Portfolios listed above for the year ended December 31, 2005 were less than the amounts shown in the table above, due to fee waivers, reimbursement of expenses, and expense offset arrangements ("Arrangements"). These Arrangements are voluntary and may be terminated at any time. In addition, the Arrangements may be modified periodically. For more information regarding the Arrangements, please see the prospectus and statement of additional information for the Portfolios.
3: Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. 4:a. Each Asset Allocation Portfolio invests primarily in shares of one or more
  AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by an Asset Allocation Portfolio is a 0.15% fee paid to the investment managers. The management fee shown in the chart for each Asset Allocation Portfolio includes: (i) the 0.15% management fee to be paid by the Asset Allocation Portfolio to the investment managers plus (ii) a weighted average estimate of the management fees to be paid by the Underlying Portfolios to the investment managers, which are borne indirectly by investors in the Asset Allocation Portfolio. Each weighted average estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2005 using the management fee rates shown in the chart above.
  b. The other expenses shown in the chart for each Asset Allocation Portfolio include: (i) an estimate of expenses other than management fees ("other expenses") paid by the Asset Allocation Portfolio plus (ii) a weighted average estimate of the other expenses to be paid by the Underlying Portfolios, which are borne indirectly by investors in the Asset Allocation Portfolio. Each weighted average estimate of the other expenses paid by the Underlying Portfolios is calculated based on the percentage of the applicable Asset Allocation Portfolio invested in each Underlying Portfolio using the other expense rates shown in the chart above. Descriptions of the types of costs that are included as other expenses for the Asset Allocation Portfolios and the Underlying Portfolios are set forth in the prospectus for the Asset Allocation Portfolios.
5: Effective December 5, 2005, the AST AllianceBernstein Growth + Value Portfolio merged into the AST AllianceBernstein Managed Index 500 Portfolio. 6:a. The AST Global Allocation Portfolio invests primarily in shares of other
  AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by the Portfolio is a 0.10% fee paid to the investment managers. The management fee shown in the chart for the Portfolio includes:
  (i) that 0.10% management fee paid by the Portfolio plus (ii) a weighted average estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The weighted average estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2005 using the management fee rates shown in the chart above.
  b. The other expenses shown in the chart for the AST Global Allocation Portfolio include: (i) an estimate of expenses other than management fees ("other expenses") paid by the Portfolio plus (ii) a weighted average estimate of the other expenses to be paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. Each weighted average estimate of the other expenses paid by the Underlying Portfolios is calculated based on the percentage of the Portfolio invested in each Underlying Portfolio using the other expense rates shown in the chart above. Descriptions of the types of costs that are included as other expenses for the Portfolio and the Underlying Portfolios are set forth in the prospectus for the Portfolio.
7: Effective March 20, 2006, Pacific Investment Management Company LLC became a Sub-advisor of the Portfolio along with Goldman Sachs Asset Management L.P. Prior to March 20, 2006, Goldman Sachs Asset Management L.P. served as the sole Sub-advisor of the Portfolio, then named the "AST Goldman Sachs High Yield Bond Portfolio."
8: Effective March 20, 2006, Dreman Value Management LLC became a Sub-advisor along with J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC. Between December 5, 2005 and March 20, 2006, J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC served as Co-Sub-advisors of the Portfolio. Prior to December 5, 2005, Hotchkis & Wiley Capital Management, LLC served as Sub-advisor of the Portfolio, then named the "AST Hotchkis & Wiley Large-Cap Value Portfolio."
9: Effective December 5, 2005, EARNEST Partners LLC and WEDGE Capital Management, LLP became Co-Sub-advisors of the Portfolio. Prior to December 5, 2005, GAMCO Investors, Inc. served as Sub-advisor of the Portfolio, then named the "AST Gabelli All-Cap Value Portfolio."
10: Effective December 5, 2005, Prudential Investment Management, Inc. became the Sub-advisor of the Portfolio. Prior to December 5, 2005, Wells Capital Management, Inc. served as Sub-advisor of the Portfolio.
11: Effective December 5, 2005, the AST Alger All-Cap Growth Portfolio merged into the AST Neuberger Berman Mid-Cap Growth Portfolio.
12: Effective March 20, 2006, Dreman Value Management LLC became a Sub-advisor along with Salomon Brothers Asset Management, Inc., J.P. Morgan Investment Management, Inc. and Lee Munder Capital Group. Between December 5, 2005 and March 20, 2006, Salomon Brothers Asset Management, Inc., J.P. Morgan Investment Management, Inc., Lee Munder Capital Group and Integrity Asset Management served as Sub-advisors of the Portfolio. Prior to December 5, 2005, J.P. Morgan Investment Management, Inc., Lee Munder Capital Group and Integrity Asset Management served as Sub-advisors of the Portfolio. The name of the Portfolio remains unchanged.
13: Effective December 5, 2005, T. Rowe Price Associates, Inc. became the Sub-advisor of the Portfolio. Prior to December 5, 2005, Alliance Capital Management, L.P. served as Sub-advisor of the Portfolio, then named the "AST AllianceBernstein Large-Cap Growth Portfolio."
14: The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Portfolio Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Portfolio Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2007.
15: The Funds' Board of Trustees reserve the right to suspend payments under the 12b-1 Plan at any time. On May 1, 2003, 12b-1 payments were suspended for all Funds except the First Trust 10 Uncommon Values Portfolio. Payments under the 12b-1 Plan resumed effective May 1, 2004 for the Target Managed VIP Portfolio, the Dow Dart 10 Portfolio, the Global Dividend Target 15 Portfolio, the S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued

16: For the period September 30, 2004 through December 31, 2007, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expense) to 1.37% for the First Trust 10 Uncommon Values Portfolio and 1.47% for each of the other Portfolios' average daily net assets. First Trust has entered into an agreement with First Defined Portfolio Fund, LLC that will allow First Trust to recover from the Portfolios any fees waived or reimbursed during the three year period of January 1, 2005 through December 31, 2007. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount reimbursed or waived during such period.



                                               TOTAL ACTUAL ANNUAL
                                           PORTFOLIO OPERATING EXPENSES
         PORTFOLIO NAME                    AFTER EXPENSE REIMBURSEMENT
         First Trust(R) 10 Uncommon Values            1.37%
         Target Managed VIP                           1.47%
         S&P Target 24                                1.47%
         The Dow/SM/ DART 10                          1.47%
         Value Line(R) Target 25                      1.47%
         Global Dividend Target 15                    1.47%
         Nasdaq Target 15                             1.47%
         Dow Target Dividend                          1.47%


17: Effective January 1, 2006, the Fund implemented a performance fee structure and the management fee was lowered to 1.05%. Beginning January 1, 2007, the management fee may be adjusted, on a quarterly basis, upward or downward depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Free Index. As a result, beginning January 1, 2007, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.95% at its lowest to 1.15% at its highest.
18: ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus and 1.78% for ProFund VP Rising Rates Opportunity) through December 31, 2006. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.
19: a: The Adviser of Wells Fargo Variable Trust has committed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expenses as shown.



                                                 TOTAL ACTUAL ANNUAL
                                             PORTFOLIO OPERATING EXPENSES
      PORTFOLIO NAME                         AFTER EXPENSE REIMBURSEMENT
      Wells Fargo Advantage VT Equity Income            1.00%



  b: In addition, the following name changes were made effective May 1, 2006:



       OLD PORTFOLIO NAME         NEW PORTFOLIO NAME
       Advantage VT Equity Income Wells Fargo Advantage VT Equity Income


20: The Fund's investment adviser has implemented a breakpoint schedule for the Fund's management fee. The management fee charged to the Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.55% for assets under $500 million, 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Expense Examples

These examples are intended to help you compare the cost of investing in one American Skandia Annuity with the cost of investing in other American Skandia Annuities and/or other variable annuities.
Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.
The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":

.. Insurance Charge
.. Distribution Charge (if applicable)
.. Contingent Deferred Sales Charge (when and if applicable)
.. Annual Maintenance Fee
.. The maximum combination of optional benefit charges

The examples also assume the following for the period shown:


.. You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses, and those expenses remain the same each year

.. You make no withdrawals of Account Value
.. You make no transfers, or other transactions for which we charge a fee .. No tax charge applies

.. You elect the Lifetime Five Income Benefit, the Highest Daily Value Death
  Benefit and the Enhanced Beneficiary Protection Death Benefit (which are the maximum combination of optional benefit charges)

.. For the XT6 example, the Credit applicable to the Annuity is 6.5% of the
  Purchase Payment*
.. For the APEX II example, the Loyalty Credit applies to the Annuity and is equal to 2.75% of total purchase payments made during the first four Annuity years
.. For the ASAP III example, the Loyalty Credit applies to the Annuity and is equal to 0.50% of total purchase payment made during the first four Annuity years.

Amounts shown in the examples are rounded to the nearest dollar.

* The Credit that is applied to Purchase Payments received after the first Annuity Year is less than 6.5% (see "How do I Receive Credits?")
The examples are illustrative only -- they should not be considered a representation of past or future expenses of the underlying mutual funds or their portfolios -- actual expenses will be less than those shown if you elect a different combination of optional benefits than indicated in the examples or if you allocate Account Value to any other available Sub-accounts.



Expense Examples are provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; 2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.

         IF YOU SURRENDER YOUR ANNUITY AT THE  IF YOU ANNUITIZE YOUR ANNUITY AT THE  IF YOU DO NOT SURRENDER
         END OF THE APPLICABLE TIME PERIOD:/1/ END OF THE APPLICABLE TIME PERIOD:/2/ YOUR ANNUITY:
----------------------------------------------------------------------------------------------------------------
         1 YR      3 YRS    5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS    1 YR  3 YRS  5 YRS  10 YRS
ASAP III $1,217    $2,204   $3,136   $ 5,205     N/A    $1,619    $2,686   $ 5,205   $ 542 $1,619 $2,686 $ 5,205
APEX II  $1,346    $2,357   $2,855   $ 5,594     N/A    $1,727    $2,855   $ 5,594   $ 581 $1,727 $2,855 $ 5,594
ASL II   $  581    $1,727   $2,855   $ 5,594   $ 581    $1,727    $2,855   $ 5,594   $ 581 $1,727 $2,855 $ 5,594
XT6      $1,479    $2,647   $3,698   $ 6,121     N/A       N/A    $3,026   $ 5,929   $ 615 $1,831 $3,026 $ 5,929


1: There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for the CDSC schedule for each Annuity.
2: If you own XT6, you may not annuitize in the first Three (3) Annuity Years; if you own ASAP III or APEX II, you may not annuitize in the first Annuity Year.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?
Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

   The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of American Skandia Trust. The investment managers for AST are American Skandia Investment Services, Incorporated, a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

   The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.
    Effective May 1, 2004, the SP William Blair International Growth Portfolio (formerly the SP Jennison International Growth Portfolio) is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/ or out of the SP William Blair International Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-account.
    With respect to XT6, APEX II and ASL II: Effective as of the close of business June 28, 2002, the AST Goldman Sachs Small-Cap Value Portfolio is no longer offered as a Sub-account under the Annuities, except as follows: if at any time on or prior to June 28, 2002 you had any portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Goldman Sachs Small-Cap Value Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account on or prior to June 28, 2002 or if you purchase your Annuity after June 28, 2002, you cannot allocate Account Value to the AST Goldman Sachs Small-Cap Value Sub-Account. The AST Goldman Sachs Small-Cap Value Portfolio is not available nor was it ever available under ASAP III.
    Either of these Sub-accounts may be offered to new Owners at some future date; however, at the present time, there is no intention to do so. We also reserve the right to offer or close this Sub-account to all Owners that owned the Annuity prior to the close date.

AMERICAN SKANDIA ANNUITIES PROSPECTUS



                                                            PORTFOLIO
                                                            ADVISOR/
   STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES           SUB-ADVISOR
   -------------------------------------------------------------------------
   AST FUNDS
   -------------------------------------------------------------------------
   ASSET       AST Advanced Strategies Portfolio:     Marsico Capital
   ALLOCATION/ seeks a high level of absolute         Management, LLC;
   BALANCED    return. The Portfolio invests          T. Rowe Price
               primarily in a diversified portfolio   Associates, Inc.;
               of equity and fixed income securities  LSV Asset
               across different investment            Management;
               categories and investment managers.    William Blair &
               The Portfolio pursues a combination    Company, L.L.C.;
               of traditional and non-traditional     Pacific Investment
               investment strategies.                 Management
                                                      Company LLC
                                                      (PIMCO)
   -------------------------------------------------------------------------
   ASSET       AST Aggressive Asset Allocation        American Skandia
   ALLOCATION/ Portfolio: seeks the highest           Investment
   BALANCED    potential total return consistent      Services, Inc./
               with its specified level of risk       Prudential
               tolerance. The Portfolio will invest   Investments LLC
               its assets in several other American
               Skandia Trust Portfolios. Under
               normal market conditions, the
               Portfolio will devote between 92.5%
               to 100% of its net assets to
               underlying portfolios investing
               primarily in equity securities, and
               0% to 7.5% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments.
   -------------------------------------------------------------------------
   LARGE CAP   AST AllianceBernstein Core Value       AllianceBernstein L.P.
   VALUE       Portfolio: seeks long-term capital
               growth by investing primarily in
               common stocks. The Sub-advisor
               expects that the majority of the
               Portfolio's assets will be invested
               in the common stocks of large
               companies that appear to be
               undervalued. Among other things, the
               Portfolio seeks to identify
               compelling buying opportunities
               created when companies are
               undervalued on the basis of investor
               reactions to near-term problems or
               circumstances even though their
               long-term prospects remain sound. The
               Sub-advisor seeks to identify
               individual companies with earnings
               growth potential that may not be
               recognized by the market at large.
   -------------------------------------------------------------------------
   LARGE CAP   AST AllianceBernstein Growth & Income  AllianceBernstein L.P.
   VALUE       Portfolio: seeks long-term growth of
               capital and income while attempting
               to avoid excessive fluctuations in
               market value. The Portfolio normally
               will invest in common stocks (and
               securities convertible into common
               stocks). The Sub-advisor will take a
               value-oriented approach, in that it
               will try to keep the Portfolio's
               assets invested in securities that
               are selling at reasonable valuations
               in relation to their fundamental
               business prospects. The stocks that
               the Portfolio will normally invest in
               are those of seasoned companies.
   -------------------------------------------------------------------------
   LARGE CAP   AST AllianceBernstein Managed Index    AllianceBernstein L.P.
   BLEND       500 Portfolio (AST AllianceBernstein
               Growth + Value Portfolio merged into
               this Portfolio): seeks to outperform
               the Standard & Poor's 500 Composite
               Stock Price Index (the "S&P 500")
               through stock selection resulting in
               different weightings of common stocks
               relative to the index. The Portfolio
               will invest, under normal
               circumstances, at least 80% of its
               net assets in securities included in
               the S&P(R) 500.
   -------------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
      LARGE CAP   AST American Century Income & Growth   American Century
      VALUE       Portfolio: seeks capital growth with   Investment
                  current income as a secondary          Management, Inc.
                  objective. The Portfolio invests
                  primarily in common stocks that offer
                  potential for capital growth, and
                  may, consistent with its investment
                  objective, invest in stocks that
                  offer potential for current income.
                  The Sub-advisor utilizes a
                  quantitative management technique
                  with a goal of building an equity
                  portfolio that provides better
                  returns than the S&P 500 Index
                  without taking on significant
                  additional risk and while attempting
                  to create a dividend yield that will
                  be greater than the S&P 500 Index.
      -------------------------------------------------------------------
      ASSET       AST American Century Strategic         American Century
      ALLOCATION/ Balanced Portfolio: seeks capital      Investment
      BALANCED    growth and current income. The         Management, Inc.
                  Sub-advisor intends to maintain
                  approximately 60% of the Portfolio's
                  assets in equity securities and the
                  remainder in bonds and other fixed
                  income securities. Both the
                  Portfolio's equity and fixed income
                  investments will fluctuate in value.
                  The equity securities will fluctuate
                  depending on the performance of the
                  companies that issued them, general
                  market and economic conditions, and
                  investor confidence. The fixed income
                  investments will be affected
                  primarily by rising or falling
                  interest rates and the credit quality
                  of the issuers.
      -------------------------------------------------------------------
      ASSET       AST Balanced Asset Allocation          American Skandia
      ALLOCATION/ Portfolio: seeks the highest           Investment
      BALANCED    potential total return consistent      Services, Inc./
                  with its specified level of risk       Prudential
                  tolerance. The Portfolio will invest   Investments LLC
                  its assets in several other American
                  Skandia Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote between 57.5%
                  to 72.5% of its net assets to
                  underlying portfolios investing
                  primarily in equity securities, and
                  27.5% to 42.5% of its net assets to
                  underlying portfolios investing
                  primarily in debt securities and
                  money market instruments.
      -------------------------------------------------------------------
      ASSET       AST Capital Growth Asset Allocation    American Skandia
      ALLOCATION/ Portfolio: seeks the highest           Investment
      BALANCED    potential total return consistent      Services, Inc./
                  with its specified level of risk       Prudential
                  tolerance. The Portfolio will invest   Investments LLC
                  its assets in several other American
                  Skandia Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote between 72.5%
                  to 87.5% of its net assets to
                  underlying portfolios investing
                  primarily in equity securities, and
                  12.5% to 27.5% of its net assets to
                  underlying portfolios investing
                  primarily in debt securities and
                  money market instruments.
      -------------------------------------------------------------------
      SPECIALTY   AST Cohen & Steers Realty Portfolio:   Cohen & Steers
                  seeks to maximize total return         Capital
                  through investment in real estate      Management, Inc.
                  securities. The Portfolio pursues its
                  investment objective by investing,
                  under normal circumstances, at least
                  80% of its net assets in securities
                  of real estate issuers. Under normal
                  circumstances, the Portfolio will
                  invest substantially all of its
                  assets in the equity securities of
                  real estate companies, i.e., a
                  company that derives at least 50% of
                  its revenues from the ownership,
                  construction, financing, management
                  or sale of real estate or that has at
                  least 50% of its assets in real
                  estate. Real estate companies may
                  include real estate investment trusts
                  or REITs.
      -------------------------------------------------------------------
      ASSET       AST Conservative Asset Allocation      American Skandia
      ALLOCATION/ Portfolio: seeks the highest           Investment
      BALANCED    potential total return consistent      Services, Inc./
                  with its specified level of risk       Prudential
                  tolerance. The Portfolio will invest   Investments LLC
                  its assets in several other American
                  Skandia Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote between 47.5%
                  to 62.5% of its net assets to
                  underlying portfolios investing
                  primarily in equity securities, and
                  37.5% to 52.5% of its net assets to
                  underlying portfolios investing
                  primarily in debt securities and
                  money market instruments.
      -------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                            PORTFOLIO
                                                            ADVISOR/
    STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES          SUB-ADVISOR
    -----------------------------------------------------------------------
    LARGE CAP   AST DeAM Large-Cap Value Portfolio:    Deutsche Asset
    VALUE       seeks maximum growth of capital by     Management, Inc.
                investing primarily in the value
                stocks of larger companies. The
                Portfolio pursues its objective,
                under normal market conditions, by
                primarily investing at least 80% of
                the value of its assets in the equity
                securities of large-sized companies
                included in the Russell 1000(R) Value
                Index. The Sub-advisor employs an
                investment strategy designed to
                maintain a portfolio of equity
                securities which approximates the
                market risk of those stocks included
                in the Russell 1000(R) Value Index,
                but which attempts to outperform the
                Russell 1000(R) Value Index through
                active stock selection.
    -----------------------------------------------------------------------
    SMALL CAP   AST DeAM Small-Cap Growth Portfolio:   Deutsche Asset
    GROWTH      seeks maximum growth of investors'     Management, Inc.
                capital from a portfolio of growth
                stocks of smaller companies. The
                Portfolio pursues its objective,
                under normal circumstances, by
                primarily investing at least 80% of
                its total assets in the equity
                securities of small-sized companies
                included in the Russell 2000
                Growth(R) Index. The Sub-advisor
                employs an investment strategy
                designed to maintain a portfolio of
                equity securities which approximates
                the market risk of those stocks
                included in the Russell 2000
                Growth(R) Index, but which attempts
                to outperform the Russell 2000
                Growth(R) Index.
    -----------------------------------------------------------------------
    SMALL CAP   AST DeAM Small-Cap Value Portfolio:    Deutsche Asset
    VALUE       seeks maximum growth of investors'     Management, Inc.
                capital. The Portfolio pursues its
                objective, under normal market
                conditions, by primarily investing at
                least 80% of its total assets in the
                equity securities of small-sized
                companies included in the Russell
                2000(R) Value Index. The Sub-advisor
                employs an investment strategy
                designed to maintain a portfolio of
                equity securities which approximates
                the market risk of those stocks
                included in the Russell 2000(R) Value
                Index, but which attempts to
                outperform the Russell 2000(R) Value
                Index.
    -----------------------------------------------------------------------
    SMALL CAP   AST Federated Aggressive Growth        Federated Equity
    GROWTH      Portfolio: seeks capital growth. The   Management
                Portfolio pursues its investment       Company of
                objective by investing primarily in    Pennsylvania/
                the stocks of small companies that     Federated Global
                are traded on national security        Investment
                exchanges, NASDAQ stock exchange and   Management Corp.
                the over-the-counter-market. Small
                companies will be defined as
                companies with market capitalizations
                similar to companies in the Russell
                2000 Growth Index. Up to 25% of the
                Portfolio's net assets may be
                invested in foreign securities, which
                are typically denominated in foreign
                currencies.
    -----------------------------------------------------------------------
    ASSET       AST First Trust Balanced Target        First Trust Advisors
    ALLOCATION/ Portfolio: seeks long-term capital     L.P.
    BALANCED    growth balanced by current income.
                The Portfolio normally invests
                approximately 65% of its total assets
                in equity securities and 35% in fixed
                income securities. Depending on
                market conditions, the equity portion
                may range between 60-70% and the
                fixed income portion between 30-40%.
                The Portfolio allocates its assets
                across a number of uniquely
                specialized investment strategies.
    -----------------------------------------------------------------------
    ASSET       AST First Trust Capital Appreciation   First Trust Advisors
    ALLOCATION/ Target Portfolio: seeks long-term      L.P.
    BALANCED    growth of capital. The Portfolio
                normally invests approximately 80% of
                its total assets in equity securities
                and 20% in fixed income securities.
                Depending on market conditions, the
                equity portion may range between
                75-85% and the fixed income portion
                between 15-25%. The Portfolio
                allocates its assets across a number
                of uniquely specialized investment
                strategies.
    -----------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

                                                            PORTFOLIO
                                                            ADVISOR/
     STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
     ---------------------------------------------------------------------
     ASSET       AST Global Allocation Portfolio:       Prudential
     ALLOCATION/ seeks to obtain the highest potential  Investments LLC
     BALANCED    total return consistent with a
                 specified level of risk tolerance.
                 The Portfolio seeks to achieve its
                 investment objective by investing in
                 several other AST Portfolios
                 ("Underlying Portfolios"). The
                 Portfolio intends its strategy of
                 investing in combinations of
                 Underlying Portfolios to result in
                 investment diversification that an
                 investor could otherwise achieve only
                 by holding numerous investments. It
                 is expected that the investment
                 objectives of such AST Portfolios
                 will be diversified.
     ---------------------------------------------------------------------
     LARGE CAP   AST Goldman Sachs Concentrated Growth  Goldman Sachs
     GROWTH      Portfolio: seeks growth of capital in  Asset
                 a manner consistent with the           Management, L.P.
                 preservation of capital. Realization
                 of income is not a significant
                 investment consideration and any
                 income realized on the Portfolio's
                 investments, therefore, will be
                 incidental to the Portfolio's
                 objective. The Portfolio will pursue
                 its objective by investing primarily
                 in equity securities of companies
                 that the Sub-advisor believes have
                 the potential to achieve capital
                 appreciation over the long-term. The
                 Portfolio seeks to achieve its
                 investment objective by investing,
                 under normal circumstances, in
                 approximately 30-45 companies that
                 are considered by the Sub-advisor to
                 be positioned for long-term growth.
     ---------------------------------------------------------------------
     MID CAP     AST Goldman Sachs Mid-Cap Growth       Goldman Sachs
     GROWTH      Portfolio: seeks long-term capital     Asset
                 growth. The Portfolio pursues its      Management, L.P.
                 investment objective, by investing
                 primarily in equity securities
                 selected for their growth potential,
                 and normally invests at least 80% of
                 the value of its assets in medium
                 capitalization companies. For
                 purposes of the Portfolio,
                 medium-sized companies are those
                 whose market capitalizations
                 (measured at the time of investment)
                 fall within the range of companies in
                 the Russell Mid Cap Growth Index. The
                 Sub-advisor seeks to identify
                 individual companies with earnings
                 growth potential that may not be
                 recognized by the market at large.
     ---------------------------------------------------------------------
     SMALL CAP   AST Goldman Sachs Small-Cap Value      Goldman Sachs
     VALUE       Portfolio: seeks long-term capital     Asset
                 appreciation. The Portfolio will seek  Management, L.P.
                 its objective through investments
                 primarily in equity securities that
                 are believed to be undervalued in the
                 marketplace. The Portfolio primarily
                 seeks companies that are small-sized,
                 based on the value of their
                 outstanding stock. The Portfolio will
                 have a non-fundamental policy to
                 invest, under normal circumstances,
                 at least 80% of the value of its
                 assets in small capitalization
                 companies. The 80% investment
                 requirement applies at the time the
                 Portfolio invests its assets. The
                 Portfolio generally defines small
                 capitalization companies as companies
                 with a capitalization of $4 billion
                 or less. (see information above
                 regarding limited availability of
                 this option.)
     ---------------------------------------------------------------------
     FIXED       AST High Yield Portfolio (formerly     Goldman Sachs
     INCOME      AST Goldman Sachs High Yield           Asset
                 Portfolio): seeks a high level of      Management, L.P.;
                 current income and may also consider   Pacific Investment
                 the potential for capital              Management
                 appreciation. The Portfolio invests,   Company LLC
                 under normal circumstances, at least   (PIMCO)
                 80% of its net assets plus any
                 borrowings for investment purposes
                 (measured at time of purchase) in
                 high yield, fixed-income securities
                 that, at the time of purchase, are
                 non-investment grade securities. Such
                 securities are commonly referred to
                 as "junk bonds".
     ---------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
    -----------------------------------------------------------------------
    INTERNATIONAL AST JPMorgan International Equity      J.P. Morgan
    EQUITY        Portfolio: seeks long-term capital     Investment
                  growth by investing in a diversified   Management Inc.
                  portfolio of international equity
                  securities. The Portfolio seeks to
                  meet its objective by investing,
                  under normal market conditions, at
                  least 80% of its assets in a
                  diversified portfolio of equity
                  securities of companies located or
                  operating in developed non-U.S.
                  countries and emerging markets of the
                  world. The equity securities will
                  ordinarily be traded on a recognized
                  foreign securities exchange or traded
                  in a foreign over-the-counter market
                  in the country where the issuer is
                  principally based, but may also be
                  traded in other countries including
                  the United States.
    -----------------------------------------------------------------------
    LARGE CAP     AST Large-Cap Value Portfolio          Dreman Value
    VALUE         (formerly AST Hotchkis and Wiley       Management LLC,
                  Large-Cap Value Portfolio): seeks      Hotchkis and Wiley
                  current income and long-term growth    Capital
                  of income, as well as capital          Management, LLC;
                  appreciation. The Portfolio invests,   J.P. Morgan
                  under normal circumstances, at least   Investment
                  80% of its net assets in common        Management Inc.
                  stocks of large cap U.S. companies.
                  The Portfolio focuses on common
                  stocks that have a high cash dividend
                  or payout yield relative to the
                  market or that possess relative value
                  within sectors.
    -----------------------------------------------------------------------
    FIXED         AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
    INCOME        Portfolio: seeks high current income   LLC
                  and the opportunity for capital
                  appreciation to produce a high total
                  return. To pursue its objective, the
                  Portfolio will invest, under normal
                  circumstances, at least 80% of the
                  value of its assets in fixed income
                  securities and normally invests
                  primarily in high yield and
                  investment grade debt securities,
                  securities convertible into common
                  stock and preferred stocks. The
                  Portfolio may find good value in high
                  yield securities, sometimes called
                  "lower-rated bonds" or "junk bonds,"
                  and frequently may have more than
                  half of its assets invested in those
                  securities. At least 20% of the
                  Portfolio's assets must be invested
                  in any combination of investment
                  grade debt securities, U.S.
                  Government securities and cash
                  equivalents. The Portfolio may also
                  make significant investments in
                  mortgage-backed securities. Although
                  the Portfolio expects to maintain a
                  weighted average maturity in the
                  range of five to twelve years, there
                  are no restrictions on the overall
                  Portfolio or on individual
                  securities. The Portfolio may invest
                  up to 20% of its net assets in equity
                  securities.
    -----------------------------------------------------------------------
    INTERNATIONAL AST LSV International Value            LSV Asset
    EQUITY        Portfolio: seeks capital growth. The   Management
                  Portfolio pursues its objective by
                  primarily investing at least 80% of
                  the value of its assets in the equity
                  securities of companies in developed
                  non-U.S. countries that are
                  represented in the MSCI EAFE Index.
                  The target of this Portfolio is to
                  outperform the unhedged US Dollar
                  total return (net of foreign dividend
                  withholding taxes) of the MSCI EAFE
                  Index. The Sub-Advisor uses
                  proprietary quantitative models to
                  manage the Portfolio in a bottom-up
                  security selection approach combined
                  with overall portfolio risk
                  management.
    -----------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
    -----------------------------------------------------------------------
    LARGE CAP     AST Marsico Capital Growth Portfolio:  Marsico Capital
    GROWTH        seeks capital growth. Income           Management, LLC
                  realization is not an investment
                  objective and any income realized on
                  the Portfolio's investments,
                  therefore, will be incidental to the
                  Portfolio's objective. The Portfolio
                  will pursue its objective by
                  investing primarily in common stocks
                  of larger, more established
                  companies. In selecting investments
                  for the Portfolio, the Sub-advisor
                  uses an approach that combines "top
                  down" economic analysis with "bottom
                  up" stock selection. The "top down"
                  approach identifies sectors,
                  industries and companies that may
                  benefit from the trends the
                  Sub-advisor has observed. The
                  Sub-advisor then looks for individual
                  companies with earnings growth
                  potential that may not be recognized
                  by the market at large, utilizing a
                  "bottom up" stock selection process.
                  The Portfolio will normally hold a
                  core position of between 35 and 50
                  common stocks. The Portfolio may hold
                  a limited number of additional common
                  stocks at times when the Portfolio
                  manager is accumulating new
                  positions, phasing out existing or
                  responding to exceptional market
                  conditions.
    -----------------------------------------------------------------------
    INTERNATIONAL AST MFS Global Equity Portfolio:       Massachusetts
    EQUITY        seeks capital growth. Under normal     Financial Services
                  circumstances the Portfolio invests    Company
                  at least 80% of its assets in equity
                  securities of U.S. and foreign
                  issuers (including issuers in
                  developing countries). The Portfolio
                  generally seeks to purchase
                  securities of companies with
                  relatively large market
                  capitalizations relative to the
                  market in which they are traded.
    -----------------------------------------------------------------------
    LARGE CAP     AST MFS Growth Portfolio: seeks        Massachusetts
    GROWTH        long-term capital growth and future    Financial Services
                  income. Under normal market            Company
                  conditions, the Portfolio invests at
                  least 80% of its total assets in
                  common stocks and related securities,
                  such as preferred stocks, convertible
                  securities and depositary receipts,
                  of companies that the Sub-advisor
                  believes offer better than average
                  prospects for long-term growth. The
                  Sub-advisor seeks to purchase
                  securities of companies that it
                  considers well-run and poised for
                  growth. The Portfolio may invest up
                  to 35% of its net assets in foreign
                  securities.
    -----------------------------------------------------------------------
    MID CAP       AST Mid-Cap Value Portfolio (formerly  EARNEST Partners
    VALUE         AST Gabelli All-Cap Value Portfolio):  LLC/WEDGE
                  seeks to provide capital growth by     Capital
                  investing primarily in                 Management, LLP
                  mid-capitalization stocks that appear
                  to be undervalued. The Portfolio has
                  a non-fundamental policy to invest,
                  under normal circumstances, at least
                  80% of the value of its net assets in
                  mid-capitalization companies.
    -----------------------------------------------------------------------
    FIXED         AST Money Market Portfolio: seeks      Prudential
    INCOME        high current income while maintaining  Investment
                  high levels of liquidity. The          Management, Inc.
                  Portfolio attempts to accomplish its
                  objective by maintaining a
                  dollar-weighted average maturity of
                  not more than 90 days and by
                  investing in securities which have
                  effective maturities of not more than
                  397 days.
    -----------------------------------------------------------------------
    MID CAP       AST Neuberger Berman Mid-Cap Growth    Neuberger Berman
    GROWTH        Portfolio (AST Alger All-Cap Growth    Management Inc.
                  Portfolio merged into this
                  Portfolio): seeks capital growth.
                  Under normal market conditions, the
                  Portfolio primarily invests at least
                  80% of its net assets in the common
                  stocks of mid-cap companies. The
                  Sub-adviser looks for fast-growing
                  companies that are in new or rapidly
                  evolving industries.
    -----------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                            PORTFOLIO
                                                            ADVISOR/
     STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
     ---------------------------------------------------------------------
     MID CAP     AST Neuberger Berman Mid-Cap Value     Neuberger Berman
     VALUE       Portfolio: seeks capital growth.       Management Inc.
                 Under normal market conditions, the
                 Portfolio primarily invests at least
                 80% of its net assets in the common
                 stocks of mid-cap companies. For
                 purposes of the Portfolio, companies
                 with equity market capitalizations
                 that fall within the range of the
                 Russell Midcap(R) Index at the time
                 of investment are considered mid-cap
                 companies. Some of the Portfolio's
                 assets may be invested in the
                 securities of large-cap companies as
                 well as in small-cap companies. Under
                 the Portfolio's value-oriented
                 investment approach, the Sub-advisor
                 looks for well-managed companies
                 whose stock prices are undervalued
                 and that may rise in price before
                 other investors realize their worth.
     ---------------------------------------------------------------------
     FIXED       AST PIMCO Limited Maturity Bond        Pacific Investment
     INCOME      Portfolio: seeks to maximize total     Management
                 return consistent with preservation    Company LLC
                 of capital and prudent investment      (PIMCO)
                 management. The Portfolio will invest
                 in a diversified portfolio of
                 fixed-income securities of varying
                 maturities. The average portfolio
                 duration of the Portfolio generally
                 will vary within a one- to three-year
                 time frame based on the Sub-advisor's
                 forecast for interest rates.
     ---------------------------------------------------------------------
     FIXED       AST PIMCO Total Return Bond            Pacific Investment
     INCOME      Portfolio: seeks to maximize total     Management
                 return consistent with preservation    Company LLC
                 of capital and prudent investment      (PIMCO)
                 management. The Portfolio will invest
                 in a diversified portfolio of
                 fixed-income securities of varying
                 maturities. The average portfolio
                 duration of the Portfolio generally
                 will vary within a three- to six-year
                 time frame based on the Sub-advisor's
                 forecast for interest rates.
     ---------------------------------------------------------------------
     ASSET       AST Preservation Asset Allocation      American Skandia
     ALLOCATION/ Portfolio: seeks the highest           Investment
     BALANCED    potential total return consistent      Services, Inc./
                 with its specified level of risk       Prudential
                 tolerance. The Portfolio will invest   Investments LLC
                 its assets in several other American
                 Skandia Trust Portfolios. Under
                 normal market conditions, the
                 Portfolio will devote between 27.5%
                 to 42.5% of its net assets to
                 underlying portfolios investing
                 primarily in equity securities, and
                 57.5% to 72.5% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments.
     ---------------------------------------------------------------------
     SMALL CAP   AST Small-Cap Growth Portfolio: seeks  Eagle Asset
     GROWTH      long-term capital growth. The          Management/
                 Portfolio pursues its objective by     Neuberger Berman
                 primarily investing in the common      Management Inc.
                 stocks of small-capitalization
                 companies, which is defined as a
                 company with a market capitalization,
                 at the time of purchase, no larger
                 than the largest capitalized company
                 included in the Russell 2000 Index
                 during the most recent 11-month
                 period (based on month-end data) plus
                 the most recent data during the
                 current month.
     ---------------------------------------------------------------------
     SMALL CAP   AST Small-Cap Value Portfolio: seeks   Lee Munder
     VALUE       to provide long-term capital growth    Investments, Ltd;
                 by investing primarily in              J.P. Morgan
                 small-capitalization stocks that       Investment
                 appear to be undervalued. The          Management Inc.;
                 Portfolio will have a non-fundamental  Salomon Brothers
                 policy to invest, under normal         Asset
                 circumstances, at least 80% of the     Management Inc;
                 value of its net assets in small       Dreman Value
                 capitalization stocks. The Portfolio   Management LLC
                 will focus on common stocks that
                 appear to be undervalued.
     ---------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES          SUB-ADVISOR
     ----------------------------------------------------------------------
     ASSET       AST T. Rowe Price Asset Allocation     T. Rowe Price
     ALLOCATION/ Portfolio: seeks a high level of       Associates, Inc.
     BALANCED    total return by investing primarily
                 in a diversified portfolio of fixed
                 income and equity securities. The
                 Portfolio normally invests
                 approximately 60% of its total assets
                 in equity securities and 40% in fixed
                 income securities. This mix may vary
                 depending on the sub-advisor's
                 outlook for the markets. The
                 Sub-advisor concentrates common stock
                 investments in larger, more
                 established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, foreign high quality debt
                 securities and cash reserves.
     ----------------------------------------------------------------------
     FIXED       AST T. Rowe Price Global Bond          T. Rowe Price
     INCOME      Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign and
                 U.S. dollar-denominated bonds. The
                 Portfolio will invest at least 80% of
                 its total assets in fixed income
                 securities, including high quality
                 bonds issued or guaranteed by U.S. or
                 foreign governments or their agencies
                 and by foreign authorities, provinces
                 and municipalities as well as
                 investment grade corporate bonds and
                 mortgage and asset-backed securities
                 of U.S. and foreign issuers. The
                 Portfolio generally invests in
                 countries where the combination of
                 fixed-income returns and currency
                 exchange rates appears attractive,
                 or, if the currency trend is
                 unfavorable, where the Sub-advisor
                 believes that the currency risk can
                 be minimized through hedging. The
                 Portfolio may also invest up to 20%
                 of its assets in the aggregate in
                 below investment-grade, high-risk
                 bonds ("junk bonds"). In addition,
                 the Portfolio may invest up to 30% of
                 its assets in mortgage-backed
                 (including derivatives, such as
                 collateralized mortgage obligations
                 and stripped mortgage securities) and
                 asset-backed securities.
     ----------------------------------------------------------------------
     LARGE CAP   AST T. Rowe Price Large-Cap Growth     T. Rowe Price
     GROWTH      Portfolio (formerly AST                Associates, Inc.
                 AllianceBernstein Large-Cap Growth):
                 seeks long-term growth of capital by
                 investing predominantly in the equity
                 securities of a limited number of
                 large, carefully selected,
                 high-quality U.S. companies that are
                 judged likely to achieve superior
                 earnings growth. The Portfolio takes
                 a growth approach to investment
                 selection and normally invests at
                 least 80% of its net assets in the
                 common stocks of large cap companies.
     ----------------------------------------------------------------------
     SPECIALTY   AST T. Rowe Price Natural Resources    T. Rowe Price
                 Portfolio: seeks long-term capital     Associates, Inc.
                 growth primarily through the common
                 stocks of companies that own or
                 develop natural resources (such as
                 energy products, precious metals and
                 forest products) and other basic
                 commodities. The Portfolio normally
                 invests primarily (at least 80% of
                 its total assets) in the common
                 stocks of natural resource companies
                 whose earnings and tangible assets
                 could benefit from accelerating
                 inflation. The Portfolio looks for
                 companies that have the ability to
                 expand production, to maintain
                 superior exploration programs and
                 production facilities, and the
                 potential to accumulate new
                 resources. At least 50% of Portfolio
                 assets will be invested in U.S.
                 securities, up to 50% of total assets
                 also may be invested in foreign
                 securities.
     ----------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                             PORTFOLIO
                                                             ADVISOR/
    STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES          SUB-ADVISOR
   -------------------------------------------------------------------------
   INTERNATIONAL AST William Blair International        William Blair &
   EQUITY        Growth Portfolio: seeks long-term      Company, L.L.C.
                 capital appreciation. The Portfolio
                 invests primarily in stocks of large
                 and medium-sized companies located in
                 countries included in the Morgan
                 Stanley Capital International All
                 Country World Ex-U.S. Index. Under
                 normal market conditions, the
                 portfolio invests at least 80% of its
                 net assets in equity securities. The
                 Portfolio's assets normally will be
                 allocated among not fewer than six
                 different countries and will not
                 concentrate investments in any
                 particular industry. The Portfolio
                 seeks companies that historically
                 have had superior growth,
                 profitability and quality relative to
                 local markets and relative to
                 companies within the same industry
                 worldwide, and that are expected to
                 continue such performance.
   -------------------------------------------------------------------------
   MID CAP       AIM Variable Insurance Funds -- AIM    A I M Advisors, Inc.
   GROWTH        V.I. Dynamics Fund -- Series I
                 shares: seeks long-term capital
                 growth. The Portfolio pursues its
                 objective by normally investing at
                 least 65% of its assets in common
                 stocks of mid-sized companies that
                 are included in the Russell Midcap(R)
                 Growth Index at the time of purchase.
   -------------------------------------------------------------------------
   SPECIALTY     AIM Variable Insurance Funds -- AIM    A I M Advisors, Inc.
                 V.I. Financial Services Fund --
                 Series I shares: seeks capital
                 growth. The Portfolio normally
                 invests at least 80% of its net
                 assets in the equity securities and
                 equity-related instruments of
                 companies involved in the financial
                 services sector. These companies
                 include, but are not limited to,
                 banks, insurance companies,
                 investment and miscellaneous
                 industries, and suppliers to
                 financial services companies.
   -------------------------------------------------------------------------
   SPECIALTY     AIM Variable Insurance Funds -- AIM    A I M Advisors, Inc.
                 V.I. Global Health Care Fund --
                 Series I shares: (formerly AIM V.I.
                 Health Sciences Fund) seeks capital
                 growth. The Portfolio normally
                 invests at least 80% of its net
                 assets in securities of health care
                 industry companies.
   -------------------------------------------------------------------------
   SPECIALTY     AIM Variable Insurance Funds -- AIM    A I M Advisors, Inc.
                 V.I. Technology Fund -- Series I
                 shares: seeks capital growth. The
                 Portfolio normally invests at least
                 80% of its net assets in the equity
                 securities and equity-related
                 instruments of companies engaged in
                 technology-related industries. These
                 include, but are not limited to,
                 various applied technologies,
                 hardware, software, semiconductors,
                 telecommunications equipment and
                 services and service-related
                 companies in information technology.
   -------------------------------------------------------------------------
   SMALL CAP     Evergreen VA Growth: seeks long-term   Evergreen
   GROWTH        capital growth. The Portfolio invests  Investment
                 at least 75% of its assets in common   Management
                 stocks of small- and medium-sized      Company, LLC
                 companies (i.e., companies whose
                 market capitalizations fall within
                 the market capitalization range of
                 the companies tracked by the Russell
                 2000(R) Growth Index, measured at the
                 time of purchase). The remaining
                 portion of the Portfolio's assets may
                 be invested in companies of any size.
                 The Portfolio's managers employ a
                 growth-style of equity management and
                 will purchase stocks of companies
                 that have demonstrated earnings,
                 asset values or growth potential
                 which they believe are not yet
                 reflected in the stock's market
                 price. The Portfolio's managers
                 consider earnings growth above the
                 average earnings growth of companies
                 included in the Russell 2000(R)
                 Growth Index as a key factor in
                 selecting investments.
   -------------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

                                                              PORTFOLIO
                                                              ADVISOR/
        STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES       SUB-ADVISOR
       ------------------------------------------------------------------
       INTERNATIONAL Evergreen VA International Equity:     Evergreen
       EQUITY        seeks long-term capital growth and     Investment
                     secondarily, modest income. The        Management
                     Portfolio normally invests 80% of its  Company, LLC
                     assets in equity securities issued by
                     established, quality, non-U.S.
                     companies located in countries with
                     developed markets and may purchase
                     across all market capitalizations.
                     The Portfolio normally invests at
                     least 65% of its assets in securities
                     of companies in at least three
                     different countries (other than the
                     U.S.). The Portfolio may also invest
                     in emerging markets. The Portfolio's
                     managers seek both growth and value
                     opportunities, and the Portfolio
                     intends to seek modest income from
                     dividends paid by its equity holdings.
       ------------------------------------------------------------------
       SPECIALTY     Evergreen VA Omega: seeks long-term    Evergreen
                     capital growth. The Portfolio invests  Investment
                     primarily, and under normal            Management
                     conditions substantially all of its    Company, LLC
                     assets, in common stocks and
                     securities convertible into common
                     stocks of U.S. companies across all
                     market capitalizations. The
                     Portfolio's managers employ a growth
                     style of equity management. "Growth"
                     stocks are stocks of companies that
                     the Portfolio's managers believe have
                     anticipated earnings ranging from
                     steady to accelerated growth. The
                     Portfolio may invest up to 25% of its
                     assets in foreign securities.
       ------------------------------------------------------------------
       SPECIALTY     S&P(R) Target 24: seeks to provide     First Trust
                     above-average total return. The        Advisors L.P.
                     Portfolio seeks to achieve its
                     objective by investing in common
                     stocks issued by companies that have
                     the potential for capital
                     appreciation. The Portfolio invests
                     primarily in the common stocks of
                     twenty-four companies selected from a
                     subset of the stocks included in the
                     Standard & Poor's 500 Composite Stock
                     Price Index. The subset of stocks
                     will be taken from each of the eight
                     largest economic sectors of the S&P
                     500 Index based on the sector's
                     market capitalization.
       ------------------------------------------------------------------
       SPECIALTY     First Trust(R) 10 Uncommon Values:     First Trust
                     seeks to provide above-average         Advisors L.P.
                     capital appreciation. The Portfolio
                     seeks to achieve its objective by
                     investing primarily in the ten common
                     stocks selected by the Investment
                     Policy Committee of Lehman Brothers
                     Inc. ("Lehman Brothers") with the
                     assistance of the Research Department
                     of Lehman Brothers which, in their
                     opinion have the greatest potential
                     for capital appreciation during the
                     next year. The stocks included in the
                     Portfolio are adjusted annually on or
                     about July 1st in accordance with the
                     selections of Lehman Brothers.
       ------------------------------------------------------------------
       SPECIALTY     Global Dividend Target 15: seeks to    First Trust
                     provide above-average total return.    Advisors L.P.
                     The Portfolio seeks to achieve its
                     objective by investing in common
                     stocks issued by companies that are
                     expected to provide income and to
                     have the potential for capital
                     appreciation. The Portfolio invests
                     primarily in the common stocks of the
                     companies which are components of the
                     DJIA, the Financial Times Industrial
                     Ordinary Share Index ("FT Index") and
                     the Hang Seng Index. The Portfolio
                     primarily consists of common stocks
                     of the five companies with the lowest
                     per share stock prices of the ten
                     companies in each of the DJIA, FT
                     Index and Hang Seng Index,
                     respectively, that have the highest
                     dividend yield in the respective
                     index on or about the applicable
                     stock selection date.
       ------------------------------------------------------------------
       SPECIALTY     Nasdaq(R) Target 15: seeks to provide  First Trust
                     above-average total return. The        Advisors L.P.
                     Portfolio seeks to achieve its
                     objective by investing in common
                     stocks issued by companies that are
                     expected to have the potential for
                     capital appreciation. The Portfolio
                     invests primarily in the common
                     stocks of fifteen companies selected
                     from a pre-screened subset of the
                     stocks included in the Nasdaq-100
                     Index(R) on or about the applicable
                     stock selection date through a
                     multi-step process.
       ------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                             PORTFOLIO
                                                             ADVISOR/
      STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
     ---------------------------------------------------------------------
     SPECIALTY     Target Managed VIP: seeks to provide   First Trust
                   above-average total return. The        Advisors L.P.
                   Portfolio seeks to achieve its
                   objective by investing in common
                   stocks of companies that are
                   identified by a model based on six
                   uniquely specialized strategies --
                   The Dow/SM/ DART 5, the European
                   Target 20, the Nasdaq(R) Target 15,
                   the S&P Target 24, the Target Small
                   Cap and the Value Line(R) Target 25.
     ---------------------------------------------------------------------
     SPECIALTY     The Dow/SM/ Target Dividend: seeks to  First Trust
                   provide above-average total return.    Advisors L.P.
                   The Portfolio seeks to achieve its
                   objective by investing in common
                   stocks issued by companies that are
                   expected to provided income and to
                   have the potential for capital
                   appreciation. The Portfolio invests
                   primarily in the 20 common stocks
                   from the Dow Jones Select Dividend
                   Index/SM/ with the best overall
                   ranking on both the change in return
                   on assets over the last 12 months and
                   price-to-book ratio as of the close
                   of business on or about the
                   applicable stock selection date.
     ---------------------------------------------------------------------
     SPECIALTY     The Dow/SM/ DART 10: seeks to provide  First Trust
                   above-average total return. The        Advisors L.P.
                   Portfolio seeks to achieve its
                   objective by investing in common
                   stocks issued by companies that are
                   expected to provide income and to
                   have the potential for capital
                   appreciation. The Portfolio invests
                   primarily in the common stocks of the
                   ten companies in the DJIA that have
                   the highest combined dividend yields
                   and buyback ratios on or about the
                   applicable stock selection date.
     ---------------------------------------------------------------------
     SPECIALTY     Value Line(R) Target 25: seeks to      First Trust
                   provide above-average capital          Advisors L.P.
                   appreciation. The Portfolio seeks to
                   achieve its objective by investing in
                   25 of the 100 common stocks that
                   Value Line(R) gives a #1 ranking for
                   Timeliness(TM) which have recently
                   exhibited certain positive financial
                   attributes as of the close of
                   business on the applicable stock
                   selection date through a multi-step
                   process. Value Line(R) ranks 1,700
                   stocks of which only 100 are given
                   their #1 ranking for Timeliness,(TM)
                   which measures Value Line's view of
                   their probable price performance
                   during the next 6 to 12 months
                   relative to the others. Value Line(R)
                   bases their rankings on a long-term
                   trend of earnings, prices, recent
                   earnings, price momentum, and
                   earnings surprise.
     ---------------------------------------------------------------------
     INTERNATIONAL GVIT Developing Markets: seeks         Gartmore Global
     EQUITY        long-term capital appreciation, under  Asset
                   normal conditions by investing at      Management
                   least 80% of its total assets in       Trust/Gartmore
                   stocks of companies of any size based  Global Partners
                   in the world's developing economies.
                   Under normal market conditions,
                   investments are maintained in at
                   least six countries at all times and
                   no more than 35% of total assets in
                   any single one of them.
     ---------------------------------------------------------------------
       EACH PROFUND VP PORTFOLIO DESCRIBED BELOW PURSUES AN INVESTMENT STRATEGY THAT SEEKS TO PROVIDE DAILYINVESTMENT RESULTS, BEFORE FEES
       AND EXPENSES, THAT MATCH A WIDELY FOLLOWED INDEX, INCREASED BY A SPECIFIEDFACTOR RELATIVE TO THE INDEX, OR THAT MATCH THE INVERSE OF
        THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY ASPECIFIED FACTOR. THE INVESTMENT STRATEGY OF SOME OF THE PORTFOLIOS MAY
     MAGNIFY (BOTH POSITIVELY ANDNEGATIVELY) THE DAILY INVESTMENT RESULTS
          OF THE APPLICABLE INDEX. IT IS RECOMMENDED THAT ONLY THOSE ANNUITYOWNERS WHO ENGAGE A FINANCIAL ADVISOR TO ALLOCATE THEIR
     ACCOUNT VALUE USING A STRATEGIC OR TACTICAL ASSETALLOCATION STRATEGY INVEST IN THESE PORTFOLIOS. THE PORTFOLIOS ARE ARRANGED BASED ON THE
               INDEX ON WHICH ITSINVESTMENT STRATEGY IS BASED.
     ---------------------------------------------------------------------
     SPECIALTY     ProFund VP Bull: seeks daily           ProFund Advisors
                   investment results, before fees and    LLC
                   expenses, that correspond to the
                   daily performance of the S&P 500(R)
                   Index.
     ---------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Bear: seeks daily           ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  inverse (opposite) of the daily
                  performance of the S&P 500(R) Index.
                  If ProFund VP Bear is successful in
                  meeting its objective, its net asset
                  value should gain approximately the
                  same amount, on a percentage basis,
                  as any decrease in the S&P 500(R)
                  Index when the Index declines on a
                  given day. Conversely, its net asset
                  value should lose approximately the
                  same, on a percentage basis, as any
                  increase in the Index when the Index
                  rises on a given day.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP UltraBull: seeks daily      ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to twice
                  (200%) the daily performance of the
                  S&P 500(R) Index. If ProFund VP
                  UltraBull is successful in meeting
                  its objective, its net asset value
                  should gain approximately twice as
                  much, on a percentage basis, as the
                  S&P 500(R) Index when the Index rises
                  on a given day. Conversely, its net
                  asset value should lose approximately
                  twice as much, on a percentage basis,
                  as the Index when the Index declines
                  on a given day.
      -------------------------------------------------------------------
       THE S&P 500(R) INDEX IS A MEASURE OF LARGE-CAP U.S. STOCK MARKET
      PERFORMANCE. IT IS A FULL FREE FLOAT-ADJUSTEDMARKET CAPITALIZATION
      WEIGHTED INDEX OF 500 U.S. OPERATING COMPANIES AND REITS SELECTED
        BY AN S&P U.S.INDEX COMMITTEE THROUGH A NON-MECHANICAL PROCESS
               THAT FACTORS CRITERIA SUCH AS LIQUIDITY, PRICE,
         MARKETCAPITALIZATION AND FINANCIAL VIABILITY. RECONSTITUTION
                OCCURS BOTH ON A QUARTERLY AND ONGOING BASIS.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP OTC: seeks daily            ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the NASDAQ-100
                  Index(R).
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Short OTC: seeks daily      ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  inverse (opposite) of the daily
                  performance of the NASDAQ-100
                  Index(R). If ProFund VP Short OTC is
                  successful in meeting its objective,
                  its net asset value should gain
                  approximately the same amount, on a
                  percentage basis, as any decrease in
                  the NASDAQ-100 Index(R) when the
                  Index declines on a given day.
                  Conversely, its net asset value
                  should lose approximately the same,
                  on a percentage basis, as any
                  increase in the Index when the Index
                  rises on a given day.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP UltraOTC: seeks daily       ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to twice
                  (200%) the daily performance of the
                  NASDAQ-100 Index(R). If ProFund VP
                  UltraOTC is successful in meeting its
                  objective, its net asset value should
                  gain approximately twice as much, on
                  a percentage basis, as the NASDAQ-100
                  Index(R) when the Index rises on a
                  given day. Conversely, its net asset
                  value should lose approximately twice
                  as much, on a percentage basis, as
                  the Index when the Index declines on
                  a given day.
      -------------------------------------------------------------------
      THE NASDAQ-100 INDEX(R) INCLUDES 100 OF THE LARGEST NON-FINANCIAL
         DOMESTIC AND INTERNATIONAL ISSUES LISTEDON THE NASDAQ STOCK
         MARKET. TO BE ELIGIBLE FOR INCLUSION COMPANIES CANNOT BE IN
       BANKRUPTCY PROCEEDINGSAND MUST MEET CERTAIN ADDITIONAL CRITERIA
      INCLUDING MINIMUM TRADING VOLUME AND "SEASONING" REQUIREMENTS.THE
         INDEX IS CALCULATED UNDER A MODIFIED CAPITALIZATION-WEIGHTED
       METHODOLOGY. RECONSTITUTION ANDREBALANCING OCCURS ON AN ANNUAL,
                         QUARTERLY AND ONGOING BASIS.
      -------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP UltraSmall-Cap: seeks       ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to
                  twice (200%) the daily performance of
                  the Russell 2000(R) Index. If ProFund
                  VP UltraSmall-Cap is successful in
                  meeting its objective, its net asset
                  value should gain approximately twice
                  as much, on a percentage basis, as
                  the Russell 2000 Index(R) when the
                  Index rises on a given day.
                  Conversely, its net asset value
                  should lose approximately twice as
                  much, on a percentage basis, as the
                  Index when the Index declines on a
                  given day.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Short Small-Cap: seeks      ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  inverse (opposite) of the daily
                  performance of the Russell 2000(R)
                  Index. If ProFund VP Short Small-Cap
                  is successful in meeting its
                  objective, its net asset value should
                  gain approximately the same amount,
                  on a percentage basis, as any
                  decrease in the Russell 2000 Index
                  when the Index declines on a given
                  day. Conversely, its net asset value
                  should lose approximately the same
                  amount, on a percentage basis, as any
                  increase in the Index when the Index
                  rises on a given day.
      -------------------------------------------------------------------
      THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAP U.S. STOCK MARKET
      PERFORMANCE. IT IS AN ADJUSTED MARKETCAPITALIZATION WEIGHTED INDEX
        CONTAINING APPROXIMATELY 2000 OF THE SMALLEST COMPANIES IN THE
          RUSSELL 3000INDEX OR APPROXIMATELY 8% OF THE TOTAL MARKET
      CAPITALIZATION OF THE RUSSELL 3000 INDEX, WHICH IN TURNREPRESENTS
       APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. ALL U.S.
        COMPANIES LISTED ON THE NYSE,AMEX OR NASDAQ MEETING AN INITIAL
       MINIMUM ($1) PRICE ARE CONSIDERED FOR INCLUSION. RECONSTITUTION
        OCCURSANNUALLY. SECURITIES ARE NOT REPLACED IF THEY LEAVE THE
         INDEX, HOWEVER, NEW ISSUE SECURITIES MEETING OTHERMEMBERSHIP
               REQUIREMENTS MAY BE ADDED ON A QUARTERLY BASIS.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP UltraMid-Cap: seeks daily   ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to twice
                  (200%) the daily performance of the
                  S&P MidCap 400 Index(R). If ProFund
                  VP UltraMid-Cap is successful in
                  meeting its objective, its net asset
                  value should gain approximately twice
                  as much, on a percentage basis, as
                  the S&P MidCap 400 Index when the
                  Index rises on a given day.
                  Conversely, its net asset value
                  should lose approximately twice as
                  much, on a percentage basis, as the
                  Index when the Index declines on a
                  given day.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Short Mid-Cap: seeks daily  ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  inverse (opposite) of the daily
                  performance of the S&P MidCap 400
                  Index(R). If ProFund VP Short Mid-Cap
                  is successful in meeting its
                  objective, its net asset value should
                  gain approximately the same amount,
                  on a percentage basis, as any
                  decrease in the S&P MidCap 400 Index
                  when the Index declines on a given
                  day. Conversely, its net asset value
                  should lose approximately the same
                  amount, on a percentage basis, as any
                  increase in the Index when the Index
                  rises on a given day.
      -------------------------------------------------------------------
        THE S&P MIDCAP 400 INDEX IS A MEASURE OF MID-SIZE COMPANY U.S.
           STOCK MARKET PERFORMANCE. IT IS A FLOAT-ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX OF 400 U.S. OPERATING COMPANIES AND
       REITS. SECURITIES ARESELECTED FOR INCLUSION IN THE INDEX BY THE
          S&P U.S. INDEX COMMITTEE THROUGH A NON-MECHANICAL PROCESS
            THATFACTORS CRITERIA SUCH AS LIQUIDITY, PRICE, MARKET
      CAPITALIZATION AND FINANCIAL VIABILITY. RECONSTITUTION OCCURSBOTH
                      ON A QUARTERLY AND ONGOING BASIS.
      -------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       SMALL CAP  ProFund VP Small-Cap Value: seeks      ProFund Advisors
       VALUE      daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the S&P SmallCap
                  600/Citigroup Value Index(R). The S&P
                  SmallCap 600/Citigroup Value Index is
                  designed to provide a comprehensive
                  measure of small-cap U.S. equity
                  "value" performance. It is an
                  unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P SmallCap
                  600 Index that have been identified
                  as being on the value end of the
                  growth-value spectrum.
      -------------------------------------------------------------------
       SMALL CAP  ProFund VP Small-Cap Growth: seeks     ProFund Advisors
       GROWTH     daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the S&P SmallCap
                  600/Citigroup Growth Index(R). The
                  S&P SmallCap 600/Citigroup Growth
                  Index is designed to provide a
                  comprehensive measure of small-cap
                  U.S. equity "growth" performance. It
                  is an unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P SmallCap
                  600 Index that have been identified
                  as being on the growth end of the
                  growth-value spectrum.
      -------------------------------------------------------------------
      THE S&P SMALLCAP 600 INDEX IS A MEASURE OF SMALL-CAP COMPANY U.S.
            STOCK MARKET PERFORMANCE. IT IS AFLOAT ADJUSTED MARKET
        CAPITALIZATION WEIGHTED INDEX OF 600 U.S. OPERATING COMPANIES.
         SECURITIES ARE SELECTEDFOR INCLUSION IN THE INDEX BY AN S&P
       COMMITTEE THROUGH A NONMECHANICAL PROCESS THAT FACTORS CRITERIA
          SUCHAS LIQUIDITY, PRICE, MARKET CAPITALIZATION, FINANCIAL
                         VIABILITY, AND PUBLIC FLOAT.
      -------------------------------------------------------------------
       LARGE CAP  ProFund VP Large-Cap Value: seeks      ProFund Advisors
       VALUE      daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the S&P
                  500/Citigroup Value Index(R).
      -------------------------------------------------------------------
       LARGE CAP  ProFund VP Large-Cap Growth: seeks     ProFund Advisors
       GROWTH     daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the S&P
                  500/Citigroup Growth Index(R).
      -------------------------------------------------------------------
         THE S&P 500/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE A
            COMPREHENSIVE MEASURE OF LARGE-CAP U.S.EQUITY "GROWTH"
            PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
        CAPITALIZATION WEIGHTED INDEXCOMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P 500 INDEX
          THATHAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
                            GROWTH-VALUE SPECTRUM.
      -------------------------------------------------------------------
       MID CAP    ProFund VP Mid-Cap Value: seeks daily  ProFund Advisors
       VALUE      investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the S&P MidCap
                  400/Citigroup Value Index(R).
      -------------------------------------------------------------------
       MID CAP    ProFund VP Mid-Cap Growth: seeks       ProFund Advisors
       GROWTH     daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the S&P MidCap
                  400/Citigroup Growth Index(R).
      -------------------------------------------------------------------
      THE S&P MIDCAP 400/CITIGROUP VALUE INDEX IS DESIGNED TO PROVIDE A
       COMPREHENSIVE MEASURE OF MID-CAPU.S. EQUITY "VALUE" PERFORMANCE.
       IT IS AN UNMANAGED FLOAT ADJUSTED MARKET CAPITALIZATION WEIGHTED
         INDEXCOMPRISED OF STOCKS REPRESENTING APPROXIMATELY HALF THE
       MARKET CAPITALIZATION OF THE S&P MIDCAP 400 INDEXTHAT HAVE BEEN
      IDENTIFIED AS BEING ON THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
      -------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                             PORTFOLIO
                                                             ADVISOR/
      STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
     ---------------------------------------------------------------------
     SPECIALTY     ProFund VP Asia 30: seeks daily        ProFund Advisors
                   investment results, before fees and    LLC
                   expenses, that correspond to the
                   daily performance of the ProFunds
                   Asia 30 Index. The ProFunds Asia 30
                   Index, created by ProFund Advisors,
                   is composed of 30 companies whose
                   principal offices are located in the
                   Asia/Pacific region, excluding Japan,
                   and whose securities are traded on
                   U.S. exchanges or on the NASDAQ as
                   depository receipts or ordinary
                   shares. The component companies in
                   the ProFunds Asia 30 Index are
                   determined annually based upon their
                   U.S. dollar-traded volume. Their
                   relative weights are determined based
                   on the modified market capitalization
                   method.
     ---------------------------------------------------------------------
     INTERNATIONAL ProFund VP Europe 30: seeks daily      ProFund Advisors
     EQUITY        investment results, before fees and    LLC
                   expenses, that correspond to the
                   daily performance of the ProFunds
                   Europe 30 Index. The ProFunds Europe
                   30 Index, created by ProFund
                   Advisors, is composed of companies
                   whose principal offices are located
                   in Europe and whose securities are
                   traded on U.S. exchanges or on the
                   NASDAQ as depositary receipts or
                   ordinary shares. The component
                   companies in the ProFunds Europe 30
                   Index are determined annually based
                   upon their U.S. dollar-traded volume.
                   Their relative weights are determined
                   based on a modified market
                   capitalization method.
     ---------------------------------------------------------------------
     SPECIALTY     ProFund VP Japan: seeks daily          ProFund Advisors
                   investment results, before fees and    LLC
                   expenses, that correspond to the
                   daily performance of the Nikkei 225
                   Stock Average. The Fund determines
                   its success in meeting this
                   investment objective by comparing its
                   daily return on a given day with the
                   daily performance of the
                   dollar-denominated Nikkei 225 futures
                   contracts traded in the United
                   States. The Fund seeks to provide a
                   return consistent with an investment
                   in the component equities in the
                   Nikkei 225 Stock Average hedged to
                   U.S. dollars.
     ---------------------------------------------------------------------
       THE NIKKEI 225 STOCK AVERAGE INDEX (NIKKEI INDEX) IS A MODIFIED
        PRICE-WEIGHTED INDEX OF THE 225 MOSTACTIVELY TRADED AND LIQUID
      JAPANESE COMPANIES LISTED IN THE FIRST SECTION OF THE TOKYO STOCK
     EXCHANGE (TSE).THE NIKKEI INDEX IS CALCULATED FROM THE PRICES OF THE
          225 TSE FIRST SECTION STOCKS SELECTED TO REPRESENT ABROAD CROSS-SECTION OF JAPANESE INDUSTRIES AND THE OVERALL PERFORMANCE OF THE JAPANESE EQUITY MARKET.NIHON KEIZAI SHIMBUN, INC. IS THE SPONSOR
      OF THE INDEX. COMPANIES IN THE NIKKEI INDEX ARE REVIEWEDANNUALLY. EMPHASIS IS PLACED ON MAINTAINING THE INDEX'S HISTORICAL CONTINUITY
          WHILE KEEPING THE INDEXCOMPOSED OF STOCKS WITH HIGH MARKET LIQUIDITY. THE SPONSOR CONSULTS WITH VARIOUS MARKET EXPERTS,
     CONSIDERSCOMPANY SPECIFIC INFORMATION AND THE OVERALL COMPOSITION OF
                                  THE INDEX.
     ---------------------------------------------------------------------
     SPECIALTY     ProFund VP Banks: seeks daily          ProFund Advisors
                   investment results, before fees and    LLC
                   expenses, that correspond to the
                   daily performance of the Dow Jones
                   U.S. Banks Index. The Dow Jones U.S.
                   Banks Index measures the performance
                   of the banking sector of the U.S.
                   equity market. Component companies
                   include regional and major U.S.
                   domiciled banks, savings and loans,
                   engaged in a wide rage of financial
                   services, including retail banking,
                   loans and money transmissions.
     ---------------------------------------------------------------------
     SPECIALTY     ProFund VP Basic Materials: seeks      ProFund Advisors
                   daily investment results, before fees  LLC
                   and expenses, that correspond to the
                   daily performance of the Dow Jones
                   U.S. Basic Materials Sector Index.
                   The Dow Jones U.S. Basic Materials
                   Sector Index measures the performance
                   of the basic materials industry of
                   the U.S. equity market. Component
                   companies are involved in the
                   production of aluminum, steel, non
                   ferrous metals, commodity chemicals,
                   specialty chemicals, forest products,
                   paper products, as well as the mining
                   of precious metals and coal.
     ---------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Biotechnology: seeks daily  ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Biotechnology Index. The Dow
                  Jones U.S. Biotechnology Index
                  measures the performance of the
                  biotechnology subsector of the U.S.
                  equity market. Component companies
                  engage in research and development of
                  biological substances for drug
                  discovery and diagnostic development
                  these companies derive most of their
                  revenue from the sale of licensing of
                  drugs and diagnostic tools.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Consumer Goods: seeks       ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Consumer Goods Index. The Dow
                  Jones U.S. Consumer Goods Index
                  measures the performance of consumer
                  spending in the goods industry of the
                  U.S. equity market. Component
                  companies include automobiles and
                  auto parts and tires, brewers and
                  distillers, farming and fishing,
                  durable and non-durable household
                  product manufacturers, cosmetic
                  companies, food and tobacco products,
                  clothing, accessories and footwear.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Consumer Services: seeks    ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Consumer Services Index. The Dow
                  Jones U.S. Consumer Services Index
                  measures the performance of consumer
                  spending in the services industry of
                  the U.S. equity market. Component
                  companies include airlines,
                  broadcasting and entertainment,
                  apparel and broadline retailers, food
                  and drug retailers, media agencies,
                  publishing, gambling, hotels,
                  restaurants and bars, and travel and
                  tourism.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Financials: seeks daily     ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Financials Sector Index. The Dow
                  Jones U.S. Financials Sector Index
                  measures the performance of the
                  financial services industry of the
                  U.S. equity market. Component
                  companies include regional banks;
                  major U.S. domiciled international
                  banks; full line, life, and property
                  and casualty insurance companies;
                  companies that invest, directly or
                  indirectly in real estate;
                  diversified financial companies such
                  as Fannie Mae, credit card insurers,
                  check cashing companies, mortgage
                  lenders and investment advisers;
                  securities brokers and dealers,
                  including investment banks, merchant
                  banks and online brokers; and
                  publicly traded stock exchanges.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Health Care: seeks daily    ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Health Care Index. The Dow Jones
                  U.S. Health Care Index measures the
                  performance of the healthcare
                  industry of the U.S. equity market.
                  Component companies include health
                  care providers, biotechnology
                  companies, medical supplies, advanced
                  medical devices and pharmaceuticals.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Industrials: seeks daily    ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Industrials Index. The Dow Jones
                  U.S. Industrials Index measures the
                  performance of the industrial
                  industry of the U.S. equity market.
                  Component companies include building
                  materials, heavy construction,
                  factory equipment, heavy machinery,
                  industrial services, pollution
                  control, containers and packaging,
                  industrial diversified, air freight,
                  marine transportation, railroads,
                  trucking, land-transportation
                  equipment, shipbuilding,
                  transportation services, advanced
                  industrial equipment, electric
                  components and equipment, and
                  aerospace.
      -------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Internet: seeks daily       ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  Composite Internet Index. The Dow
                  Jones Composite Internet Index
                  measures the performance of stocks in
                  the U.S. equity markets that generate
                  the majority of their revenues from
                  the Internet. The Index is composed
                  of two sub-groups: Internet Commerce
                  -- companies that derive the majority
                  of their revenues from providing
                  goods and/or services through an open
                  network, such as a web site. Internet
                  Services -- companies that derive the
                  majority of their revenues from
                  providing access to the Internet or
                  providing services to people using
                  the Internet.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Oil & Gas: seeks daily      ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Oil & Gas Index. The Dow Jones
                  U.S. Oil & Gas Index measures the
                  performance of the oil and gas
                  industry of the U.S. equity market.
                  Component companies include oil
                  drilling equipment and services, oil
                  companies-major, oil
                  companies-secondary, pipelines,
                  liquid, solid or gaseous fossil fuel
                  producers and service companies.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Pharmaceuticals: seeks      ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Pharmaceuticals Index. The Dow
                  Jones U.S. Pharmaceuticals Index
                  measures the performance of the
                  pharmaceuticals subsector of the U.S.
                  equity market. Component companies
                  include the makers of prescription
                  and over-the-counter drugs such as
                  birth control pills, vaccines,
                  aspirin and cold remedies.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Precious Metals: seeks      ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the Dow Jones
                  Precious Metals Index. The Dow Jones
                  Precious Metals Index measures the
                  performance of the precious metals
                  mining industry. Component companies
                  include leading miners and producers
                  of gold, silver and platinum-group
                  metals whose securities are available
                  to U.S. investors during U.S. trading
                  hours. It is a float-adjusted
                  market-capitalization weighted index.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Real Estate: seeks daily    ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Real Estate Index. The Dow Jones
                  U.S. Real Estate Index measures the
                  performance of the real estate sector
                  of the U.S. equity market. Component
                  companies include those that invest
                  directly or indirectly through
                  development, management or ownership
                  of shopping malls, apartment
                  buildings and housing developments;
                  and real estate investment trusts
                  ("REITs") that invest in apartments,
                  office and retail properties. REITs
                  are passive investment vehicles that
                  invest primarily in income-producing
                  real estate or real estate related
                  loans or interests.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Semiconductor: seeks daily  ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Semiconductor Index. The Dow
                  Jones U.S. Semiconductor Index
                  measures the performance of the
                  semiconductor subsector of the U.S.
                  equity market. Component companies
                  are engaged in the production of
                  semiconductors and other integrated
                  chips, as well as other related
                  products such as semiconductor
                  capital equipment and mother-boards.
      -------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Technology: seeks daily     ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Technology Sector Index. The Dow
                  Jones U.S. Technology Sector Index
                  measures the performance of the
                  technology industry of the U.S.
                  equity market. Component companies
                  include those involved in computers
                  and office equipment, software,
                  communications technology,
                  semiconductors, diversified
                  technology services and Internet
                  services.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Telecommunications: seeks   ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Telecommunications Sector Index.
                  The Dow Jones U.S. Telecommunications
                  Sector Index measures the performance
                  of the telecommunications industry of
                  the U.S. equity market. Component
                  companies include fixed-line
                  communications and wireless
                  communications companies.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Utilities: seeks daily      ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Utilities Sector Index. The Dow
                  Jones U.S. Utilities Sector Index
                  measures the performance of the
                  utilities industry of the U.S. equity
                  market. Component companies include
                  electric utilities, gas utilities and
                  water utilities.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP U.S. Government Plus:       ProFund Advisors
                  seeks daily investment results,        LLC
                  before fees and expenses, that
                  correspond to one and one-quarter
                  times (125%) the daily price movement
                  of the most recently issued 30-year
                  U.S. Treasury bond ("Long Bond"). In
                  accordance with its stated objective,
                  the net asset value of ProFund VP
                  U.S. Government Plus generally should
                  decrease as interest rates rise. If
                  ProFund VP U.S. Government Plus is
                  successful in meeting its objective,
                  its net asset value should gain
                  approximately one and one-quarter
                  times (125%) as much, on a percentage
                  basis, as any daily increase in the
                  price of the Long Bond on a given
                  day. Conversely, its net asset value
                  should lose approximately one and
                  one-quarter as much, on a percentage
                  basis, as any daily decrease in the
                  price of the Long Bond on a given day.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Rising Rates Opportunity:   ProFund Advisors
                  seeks daily investment results,        LLC
                  before fees and expenses, that
                  correspond to one and one-quarter
                  times (125%) the inverse (opposite)
                  of the daily price movement of the
                  most recently issued 30-year U.S.
                  Treasury bond ("Long Bond"). In
                  accordance with its stated objective,
                  the net asset value of ProFund VP
                  rising Rates Opportunity generally
                  should decrease as interest rates
                  fall. If ProFund VP Rising Rates
                  Opportunity is successful in meeting
                  its objective, its net asset value
                  should gain approximately one and
                  one-quarter times as much, on a
                  percentage basis, as any daily
                  decrease in the Long Bond on a given
                  day. Conversely, its net asset value
                  should lose approximately one and
                  one-quarter times as much, on a
                  percentage basis, as any daily
                  increase in the Long Bond on a given
                  day.
      -------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                              PORTFOLIO
                                                              ADVISOR/
      STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
     ----------------------------------------------------------------------
     SPECIALTY     Access VP High Yield: seeks to         ProFund Advisors
                   provide investment results that        LLC
                   correspond generally to the total
                   return of the high yield market
                   consistent with maintaining
                   reasonable liquidity. The Fund will
                   achieve its high yield exposure
                   primarily through credit default
                   swaps (CDSs) but may invest in high
                   yield debt instruments ("junk
                   bonds"), interest rate swap
                   agreements and futures contracts, and
                   other debt and money market
                   instruments without limitation,
                   consistent with applicable
                   regulations. Under normal market
                   conditions, the Fund will invest at
                   least 80% of its net assets in CDSs
                   and other financial instruments that
                   in combination have economic
                   characteristics similar to the high
                   yield debt market and/or in high
                   yield debt securities. The Fund seeks
                   to maintain exposure to the high
                   yield bond markets regardless of
                   market conditions and without taking
                   defensive positions. ProFund Advisors
                   does not conduct fundamental analysis
                   in managing the Fund.
     ----------------------------------------------------------------------
     INTERNATIONAL The Prudential Series Fund -- SP       Prudential
     EQUITY        William Blair International Growth     Investments LLC/
                   Portfolio: seeks long-term capital     William Blair &
                   appreciation. The Portfolio invests    Company, LLC
                   primarily in stocks of large and
                   medium-sized companies located in
                   countries included in the Morgan
                   Stanley Capital International All
                   Country World Ex-U.S. Index. Under
                   normal market conditions, the
                   portfolio invests at least 80% of its
                   net assets in equity securities. The
                   Portfolio's assets normally will be
                   allocated among not fewer than six
                   different countries and will not
                   concentrate investments in any
                   particular industry. The Portfolio
                   seeks companies that historically
                   have had superior growth,
                   profitability and quality relative to
                   local markets and relative to
                   companies within the same industry
                   worldwide, and that are expected to
                   continue such performance. (see
                   information above regarding limited
                   availability of this option.)
     ----------------------------------------------------------------------
     LARGE CAP     Wells Fargo Advantage VT Equity        Wells Fargo Funds
     VALUE         Income (formerly Wells Fargo           Management, LLC
                   Advantage Equity Income Fund): seeks
                   long-term capital appreciation and
                   above-average dividend income. The
                   Portfolio invests in the common
                   stocks of large U.S. companies with
                   strong return potential and
                   above-average dividend income. The
                   Portfolio invests principally in
                   securities of companies with market
                   capitalizations of $3 billion or more.
     ----------------------------------------------------------------------

"Standard & Poor's(R), "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by American Skandia Investment Services, Incorporated. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
"Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "Dow Jones Select Dividend Index/SM/", and "The Dow 10/SM/", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow/SM /DART 10 portfolio, and The Dow/SM /Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.
"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
"The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.
"Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.
The First Trust(R) 10 Uncommon Values portfolio is not sponsored or created by Lehman Brothers, Inc. ("Lehman Brothers"). Lehman Brothers' only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon Values" which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R) 10 Uncommon Values portfolio.
Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued


WHAT ARE THE FIXED ALLOCATIONS?
We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.
   Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call American Skandia at 1-800-752-6342 to determine availability of Fixed Allocations in your state and for your annuity product.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Fees and Charges



The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, American Skandia may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering an Annuity and, in the case of XT6, ASAP III and APEX II to offset a portion of the costs associated with offering Credits which are funded through American Skandia's general account.
   The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that American Skandia receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for ASAP III, XT6 and APEX II, appreciation on amounts that represent any Credits.


WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year
1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for ASAP III, APEX II and XT6 are shown under "Summary of Contract Fees and Charges". No CDSC is deducted from ASL II Annuities.

   With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.
   For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

   We may waive any applicable CDSC under certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

   Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Fees and Charges continued

transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

   Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. With respect to ASAP III, APEX II and ASL II, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to XT6, we deduct the Annual Maintenance Fee regardless of Account Value. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

   Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2% of your premium and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.
   We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

   Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.
   The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under each Annuity.

   Distribution Charge: For ASAP III and XT6, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to XT6, the costs associated with offering Credits which are funded through American Skandia's general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.

   Optional Benefits for which we assess a charge: If you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis solely from your Account Value

AMERICAN SKANDIA ANNUITIES PROSPECTUS

allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

   Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). The variable annuity payment options are described in detail in a separate prospectus, which is available upon request and which will be provided to you if and when you elect one of the variable annuity payment options. The separate prospectus sets forth the fees and charges under the variable payment option, which may be higher than those set forth in this prospectus.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Purchasing Your Annuity

WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?


Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for ASAP III, $10,000 for XT6 and APEX II and $15,000 for ASL II. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

   Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply.
   Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to American Skandia via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

   Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age 75 for XT6 and age 85 for APEX II. For ASL II, there is no maximum issue age, however the basic death benefit provides greater protection for Owners under age 85. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.


   Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
..   Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
..   Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
..   Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your beneficiary designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.
   Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.


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



AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Annuity


MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any joint
    Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
..   a change in Beneficiary if the Owner had previously made the designation irrevocable.

There may be restrictions on designation changes when you have elected certain optional benefits.

SPOUSAL OWNERS/SPOUSAL BENEFICIARIES

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For the Spousal Lifetime Five/SM/ Income Benefit, the eligible surviving spouse will also be able to assume the benefit with the Annuity. See the description of this benefit in the "Living Benefit Programs" section of this Prospectus. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.


CONTINGENT ANNUITANT
If an Annuity is owned by an entity and the entity has named a Contingent Annuitant, no Death Benefit is payable upon the death of the Annuitant. However, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. The Annuity is eligible to have a Contingent Annuitant designation if the entity which owns the annuity is a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) or an entity described in Code section 72(u)(1), or any successor Code sections.

MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?


If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase Payment(s) applied during the right to cancel period less any applicable federal and state income tax withholding. With respect to XT6, if you return your Annuity, we will not return any XTra Credits we applied to your Annuity based on your Purchase Payments.


MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?


Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic Purchase Payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be paid at any time before the Annuity Date.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Annuity continued


MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "American Skandia's Systematic Investment Plan." Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.


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



AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Account Value


HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

   Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

   Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES?
We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to ASAP III, for annuities issued on or after February 13, 2006 (subject to state availability), the Loyalty Credit is equal to 0.50% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to APEX II, for annuities issued on or after June 20, 2005 (subject to state availability), the Loyalty Credit is equal to 2.25% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For APEX II Annuities issued on or after February 13, 2006 (subject to state availability), the Loyalty Credit is equal to 2.75% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

   If the total Purchase Payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the contract under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.


HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II ANNUITIES?
Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO ASAP III
Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Account Value continued


EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO APEX II
Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?
We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:
   For annuities issued prior to February 13, 2006:

                              ANNUITY YEAR CREDIT
                              -------------------
                                   1       6.00%
                                   2       5.00%
                                   3       4.00%
                                   4       3.00%
                                   5       2.00%
                                   6       1.00%
                                   7+      0.00%
                              -------------------

   For annuities issued on or after February 13, 2006 (subject to state availability):

                              ANNUITY YEAR CREDIT
                              -------------------
                                   1       6.50%
                                   2       5.00%
                                   3       4.00%
                                   4       3.00%
                                   5       2.00%
                                   6       1.00%
                                   7+      0.00%
                              -------------------

CREDITS APPLIED TO PURCHASE PAYMENTS FOR DESIGNATED CLASS OF ANNUITY OWNER
Prior to May 1, 2004, where allowed by state law, Annuities could be purchased by a member of the class defined below, with a different table of Credits. The Credit applied to all Purchase Payments on such Annuities is as follows based on the Annuity Year in which the Purchase Payment was made: Year 1 -- 9.0%;
Year 2 -- 9.0%; Year 3 -- 8.5%; Year 4 -- 8.0%; Year 5 -- 7.0%; Year 6 -- 6.0%;
Year 7 -- 5.0%; Year 8 -- 4.0%; Year 9 -- 3.0%; Year 10 -- 2%; Year 11+ -- 0.0%.
   The designated class of Annuity Owners included: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodian-ship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated, a Prudential Financial Company; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above.
   All other terms and conditions of the Annuity apply to Owners in the designated class.

HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?
Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

EXAMPLES OF APPLYING CREDITS

Initial Purchase Payment
Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.


                                      44

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AMERICAN SKANDIA ANNUITIES PROSPECTUS


Additional Purchase Payment in Annuity Year 2
Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

Additional Purchase Payment in Annuity Year 6
Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.


 The amount of any XTra Credits applied to your XT6 Annuity Account Value can be taken back by American Skandia under certain circumstances:
.. any XTra Credits applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back;
.. the amount available under the medically-related surrender portion of the Annuity will not include the amount of any XTra Credits payable on Purchase Payments made within 12 months prior to the date of a request under the medically-related surrender provision; and
.. if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any XTra Credits.
   If you qualify for the 6.5% Xtra Credit in the first year (for annuities issued on or after February 13, 2006, subject to state availability), only 6% of that amount will be taken back in connection with the first two bullets described above. However, we will take back the entire 6.5% if you "free-look" your Annuity.
   The Account Value may be substantially reduced if American Skandia takes back the XTra Credit amount under these circumstances. The amount we take back will equal the XTra Credit, without adjustment up or down for investment performance. Therefore, any gain on the XTra Credit amount will not be taken back. But if there was a loss on the XTra Credit, the amount we take back will still equal amount of the XTra Credit. We do not deduct a CDSC in any situation where we take back the XTra Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to purchase payments.


GENERAL INFORMATION ABOUT CREDITS
..   We do not consider Credits to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro- rata to the other investment options to which you transferred.
   We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under an Annuity. Currently, any purchase, redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to /1//\\2 \\hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through American Skandia's Internet website (www.americanskandia.prudential.com).
   Currently, we charge $10.00 for each transfer after the twentieth
(20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Account Value continued

   Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and
(iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.
   Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.
   In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each Sub-account (other than the AST Money Market
    Sub-account, or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and auto-mated withdrawals;
    (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.
   Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by American Skandia as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or


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AMERICAN SKANDIA ANNUITIES PROSPECTUS


performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.


   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?

Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.

   You can Dollar Cost Average from Sub-accounts or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
..   You may only use Fixed Allocations with Guarantee Periods of 2 or 3 years.
..   You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
..   Dollar Cost Averaging transfers from Fixed Allocations are not subject to a
    Market Value Adjustment.
   NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.
   The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations is not available if you elect the Guaranteed Return Option Plus or the Guaranteed Return Option.

    American Skandia may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will begin on the day following the date the DCA Fixed Allocation is established and each month following until the entire principal amount plus earnings is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.
    Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).


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Managing Your Account Value continued


DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.
   Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.
   There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix entitled, "Additional Information on the Asset Allocation Programs" for more information on how the programs are administered.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?

Yes. We offer two different programs for investors who wish to invest in the Sub-accounts but also wish to protect their principal, as of a specific date in the future. They are the Balanced Investment Program and the Guaranteed Return Option Plus/SM/ (GRO Plus/SM/). GRO Plus is not available in all states. In some states where GRO Plus is not available we offer the Guaranteed Return Option (GRO).) Both the Balanced Investment Program and GRO Plus allow you to allocate a portion of your Account Value to the available Sub-accounts while ensuring that your Account Value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. Under GRO Plus, Account Value is allocated to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts or the interest rate environment after the amount is allocated to a Fixed Allocation. Generally, more of your Account Value will be allocated to the Sub-accounts under the GRO Plus program than under the Balanced Investment Program (although in periods of poor market performance, low interest rates and/or as the option progresses to its maturity date, this may not be the case). You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed. In addition, as with most return of premium programs, amounts that are available to allocate to the Sub-accounts may be substantially less than they would be if you did not elect a return of premium program. This means that, if investment experience in the Sub-accounts were positive, your Account Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the Sub-accounts.


BALANCED INVESTMENT PROGRAM
We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

   EXAMPLE
   Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.
   The Guaranteed Return Option Plus (GRO Plus) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control of your available Account Value among the Sub-accounts to participate in market experience. Under the GRO Plus program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value is the amount not allocated to the Fixed Allocations to support the guarantees provided. There is a fee associated with this program. See "Living Benefit Programs," later in this Prospectus, for more information about this program.


MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
Yes. Your Financial Professional may forward instructions regarding the allocation of your account and request financial transactions between investment options while you are living, subject to our rules and unless you tell us otherwise. For annuities issued on or after July 21, 2006, subject to our rules, we will require affirmative consent from you in order to give your Financial Professional such authority. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.


MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.
   Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity (to the extent permitted) to pay for the investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences, a CDSC and/or a market value adjustment. Withdrawals to pay your investment advisor generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce proportionately your Annuity's guaranteed minimum death benefit.) We are not a party to the agreement you have with

* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.



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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Account Value continued


your investment advisor and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity. If your investment advisor has also acted as your Financial Professional with respect to the sale of your Annuity, he or she may be receiving compensation for services provided both as a Financial Professional and investment advisor. Alternatively, the investment advisor may compensate the Financial Professional from whom you purchased your Annuity for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your Financial Professional receive in connection with your Annuity, you should ask them for more details.
   We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of American Skandia.
   Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.americanskandia.prudential.com).

Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?
We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.
   The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.
   A Guarantee Period for a Fixed Allocation begins:
..   when all or part of a net Purchase Payment is allocated to that particular
    Guarantee Period;
..   upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
..   when you "renew" a Fixed Allocation by electing a new Guarantee Period.
   To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future date?").


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

    American Skandia may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.
    On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.
   We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.
   The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.


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Managing Your Account Value continued


MVA FORMULA
The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                         [(1+I) / (1+J+0.0010)]/N/365/

where:

   I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

   J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

   N is the number of days remaining in the original Guarantee Period.

   If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                           [(1 + I)/(1 + J)]/N/365/

MVA EXAMPLES
The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
..   You allocate $50,000 into a Fixed Allocation (we refer to this as the
    "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
..   The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
..   You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

EXAMPLE OF POSITIVE MVA
Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

                  MVA Factor = [(1+I)/(1+J+0.0010)]/N/365 /=
                          [1.055/1.041]/2 /= 1.027078

                          Interim Value = $57,881.25

                 Account Value after MVA = Interim Value x MVA
                              Factor = $59,448.56

EXAMPLE OF NEGATIVE MVA
Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

                 MVA Factor  =  [(1+I)/(1+J+0.0010)]/N/365  /=
                         [1.055/1.071]/2  /=  0.970345

                         Interim Value  =  $57,881.25

                Account Value after MVA  =  Interim Value x MVA
                            Factor  =  $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.
   If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.


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Access To Account Value

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations.")

DURING THE ACCUMULATION PERIOD
A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

DURING THE ANNUITIZATION PERIOD
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.
..   To meet liquidity needs, you can withdraw a limited amount from your
    Annuity during each Annuity Year without application of any CDSC that might otherwise be applicable being applied. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. The minimum Free Withdrawal you may request is $100.
..   You can also make withdrawals in excess of the Free Withdrawal amount. The maximum amount that you may withdraw will depend on your Annuity's Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100.

   To determine if a CDSC applies to partial withdrawals, we:
1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first in, first out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

   You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.
   Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.
   To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.


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Access To Account Value continued


HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.


CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
   Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.
   The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.


DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE
INTERNAL

REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". For contracts issued as nonqualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

   You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

   Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Minimum distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with American Skandia.
   The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly minimum distributions but does not apply to Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

   You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.


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CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

   For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any Fixed Allocations.

   Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.
   To request the forms necessary to surrender your Annuity, call
1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as defined below. We may apply a Market Value Adjustment to any Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to XT6, (a) the amount of any XTra Credits applied within 12 months prior to your request to surrender your Annuity under this provision; and (b) the amount of any XTra Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back XTra Credits as described above.

   This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
..   The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
..   the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
..   if the Owner is one or more natural persons, all such Owners must also be alive at such time;

..   we must receive satisfactory proof of the Annuitant's confinement in a
    Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
..   this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant; and

..   no additional Purchase Payments can be made to the Annuity.

   A "Contingency Event" occurs if the Annuitant is:
..   first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
..   first diagnosed as having a "Fatal Illness" while your Annuity is in force.
   The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make available annuity options that provide fixed annuity payments, variable annuity payments or adjustable annuity payments. Your contract provides certain fixed annuity payment options. We currently offer variable annuity payment options, which are provided by exchanging the deferred annuity contract described in this prospectus for a separate contract issued as an annuity settlement option and described in a separate prospectus. The variable annuity payment options are described in detail in a separate prospectus, which is available upon request and which will be provided to you if and when you elect one of the variable annuity payment options. The separate prospectus sets forth the fees and charges under the variable payment option, which may be higher than those set forth in this prospectus. We do not guarantee to continue to make available variable annuity payment options or any other option other than the fixed annuity payment options set forth in your contract. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts and may include a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Guaranteed Minimum Income Benefit," the "Lifetime Five Income Benefit and the Spousal Lifetime Five Income Benefit," under "Living Benefits" below for a


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Access To Account Value continued

description of annuity options that are available when you elect these benefits. For additional information on annuity payment options you may request a Statement of Additional Information.
   When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.
   Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
   Please note, with respect to XT6, you may not annuitize within the first three Annuity Years and with respect to ASAP III and APEX II, you may not annuitize within the first Annuity Year.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This Option is currently available on a fixed or variable basis. If you choose this option on a variable basis, you will be provided with a separate prospectus that describes such variable annuity. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This Option is currently available on a fixed or variable basis. If you choose this option on a variable basis, you will be provided with a separate prospectus that describes such variable annuity. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This Option is currently available on a fixed or variable basis. If you choose this option on a variable basis, you will be provided with a separate prospectus that describes such variable annuity. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

Option 5

Variable Payments for Life with a Cash Value: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a "cushion" from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally "stabilizes" monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules. If you choose this option, you will be provided with a separate prospectus that describes such variable annuity.

Option 6

Variable Payments for Life with a Cash Value and Guarantee: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity


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payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. We charge an additional amount for this guarantee. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules. If you choose this option, you will be provided with a separate prospectus that describes such variable annuity.
   We may make different annuity payment options available in the future. We do not guarantee to continue to make available variable annuity payment options or any other option other than the fixed annuity payment options set forth in your contract.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.
   You have a right to choose your annuity start date. If you have not provided us with your Annuity Date or annuity payment option in writing, then:
..   a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
..   the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.
   If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

HOW ARE ANNUITY PAYMENTS CALCULATED?
FIXED ANNUITY PAYMENTS (OPTIONS 1-4)
If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

VARIABLE ANNUITY PAYMENTS
Generally, we currently offer three different types of variable annuity payment options. The following is a brief description of the variable annuity payment options. If you choose a variable annuity payment option, you will be provided with a separate prospectus that describes such variable annuity. There is no guarantee that we will continue to make available variable annuity payment options. The first annuity payment will be calculated based upon the assumed investment return ("AIR"). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR, as well as other factors described below. The greater the AIR, the greater the first annuity payment. A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first annuity payment. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

 .   Variable Payments (Options 1-3)
     We calculate each annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units for each Sub-account by the Unit Value of each Sub-account on the annuity payment date. We


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     determine the schedule of units based on your Account Value (minus any premium tax that applies) at the time you elect to begin receiving annuity payments. The schedule of units will vary based on the annuity payment option selected, the length of any certain period (if applicable), the Annuitant's age and gender (if annuity payments are due for the life of the Annuitant) and the Unit Value of the Sub-accounts you initially selected on the Issue Date. The calculation is performed for each Sub-account, and the sum of the Sub-account calculations equals the amount of your annuity payment. Other than to fund annuity payments, the number of units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed). You can select one of three AIRs for these options: 3%, 5% or 7%.

 .   Stabilized Variable Payments (Option 5)
     This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the annuitization date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant's attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%.

 .   Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
     This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

ADJUSTABLE ANNUITY PAYMENTS
We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.


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Living Benefit Programs


DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

American Skandia offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments; or
..   providing spousal continuation of certain benefits.
   The "living benefits" that American Skandia offers are the Guaranteed Return Option Plus (GRO Plus), the Guaranteed Minimum Withdrawal Benefit (GMWB), the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit and the Spousal Lifetime Five Income Benefit. Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

GUARANTEED RETURN OPTION PLUS/SM /
(GRO PLUS/SM/)

 The Guaranteed Return Option Plus described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option Plus is not available if you elect the Guaranteed Return Option program (and it is currently active), the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Spousal Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.

   We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account


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Living Benefit Programs continued

Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.
   The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.
   The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- PROTECTED PRINCIPAL
VALUE/ENHANCED PROTECTED PRINCIPAL VALUE
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

..   Base Guarantee: Under the base guarantee, American Skandia guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

..   Enhanced Guarantee: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, American Skandia guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the program (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee, the base guarantee will remain in effect. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.
   Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed Allocations first and then to the Sub-accounts pro-rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

WITHDRAWALS UNDER YOUR ANNUITY
Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments and, with respect to XT6, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the


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actual amount of the withdrawal (referred to as the "dollar-for-dollar limit").
If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.
   Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program, however, any partial withdrawals in payment of charges for the Plus40(TM) Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

   The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ program are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under XT6); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:
 . A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
 . B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
      The resulting base guarantee amount is: $237,500 X
    (1 - $7,500 / $177,500), or $227,464.79.
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

KEY FEATURE -- ALLOCATION OF ACCOUNT VALUE
Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

..   If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have


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Living Benefit Programs continued

  elected). A Market Value Adjustment will apply when we reallocate Account
   Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to Fixed Allocations to support the Protected Principal Value and/or the Enhanced Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the base guarantee or any enhanced guarantee, or any anniversary of such maturity date(s), a significant portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed amount(s). If your Account Value is less than the reallocation trigger and new Fixed Allocations must be established during periods where the interest rate(s) being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s), causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

   Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts differently than each other because of the different guarantees they support.
   American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

ELECTION OF THE PROGRAM
The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the Sub-accounts as a result of the termination. The


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Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

TERMINATION OF THE PROGRAM
You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely, you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same business day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.
   The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.
   The charge for the Guaranteed Return Option Plus program will no longer be deducted from your Account Value upon termination of the program.

SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION PLUS
This program is subject to certain rules and restrictions, including, but not limited to the following:

..   Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.

..   You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under XT6) or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under XT6) may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
..   Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
..   Transfers from the Sub-accounts to Fixed Allocations or from Fixed
    Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

CHARGES UNDER THE PROGRAM
We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed


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Living Benefit Programs continued

Return Option Plus program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and
(b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

 The Guaranteed Return Option described below is offered only in those jurisdictions where we have not yet received regulatory approval for the Guaranteed Return Option Plus as of the date the election of the option is made. Certain terms and conditions may differ between jurisdictions. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option is not available if you elect the GRO Plus rider, the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Spousal Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.

   We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").
   The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.
   The guarantee provided by the program exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocation to support our future guarantee, the program may provide some protection from signifi-cant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- PROTECTED PRINCIPAL VALUE
..   Under the GRO option, American Skandia guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.
   Any amounts added to your Annuity to support our guarantee under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

KEY FEATURE -- ALLOCATION OF ACCOUNT VALUE
Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rate on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation. While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

..   If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may


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  be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from your Sub-accounts pro-rata according to your allocations to a new Fixed Allocation to support the guaranteed amount. The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to the Fixed Allocation to support the Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee a significant portion of your Account Value may be allocated to the Fixed Allocation to support any applicable guaranteed amount. If your Account Value is less than the reallocation trigger and a new Fixed Allocation must be established during periods where the interest rate being credited to such Fixed Allocation is low, a larger portion of your Account Value may need to be transferred to the Fixed Allocation to support the guaranteed amount, causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

   American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between the Fixed Allocation and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

ELECTION OF THE PROGRAM
The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the Protected Principal Value will be based on your Account Value as of that date.


RESTART OF THE PROGRAM
Once each Annuity Year you may request to restart the Program. Such a request is an election by you to terminate the existing Program and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us. If we accept your request, we then terminate the existing Program as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Program starts at that time. The initial Protected Principal Value for the new Program is the Account Value as of the effective date of the new Program. Unless you tell us otherwise, the duration of the new Program will be the same as that for the existing Program. However, if we do not then make that duration available, you must elect from those we make available at that time.
   As part of terminating the existing Program, we transfer any amounts in Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.


TERMINATION OF THE PROGRAM
The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocation will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.


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Living Benefit Programs continued

   The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/ she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.
   The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.

SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION
This program is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. The Fixed Allocation may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
..   Annuity Owners cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under XT6) or transfer
    Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under XT6) may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
..   Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
..   Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed
    Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

CHARGES UNDER THE PROGRAM

We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. Account Value allocated to the Fixed Allocation under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and
(b) administration of the program.


 With respect to XT6 and APEX II, effective November 18, 2002, American Skandia changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between February 4, 2002 and November 15, 2002 for XT6 and APEX II and subsequent to November 15, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected. Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 15, 2002 will be subject to the charge method described above.


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 Owners who purchased an ASAP III Annuity between April 1, 2003 and
 September 30, 2003 or an ASL II Annuity between February 4, 2002 and
 November 15, 2002 (the "Promotional Period") will not be charged the 0.25% annual fee for the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO) if elected at any time while their Annuity is in effect.
.. American Skandia will not charge the 0.25% annual fee for the entire period that the program remains in effect, including any extension of the program's maturity date resulting from the Owner's election to restart the 7-year program duration, regardless of when the Owner elects to participate in the Guaranteed Return Option program (or GRO Plus if we are no longer offering
   GRO).
.. Owners who complete the initial 7-year program duration OR terminate the program before the program's maturity date, will not be charged the 0.25% annual fee for participating in the program if they re-elect the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO) at a later date.
..  All other terms and conditions of your Annuity and the Guaranteed Return
   Option program (or GRO Plus if we are no longer offering GRO) apply to Owners who qualify for the waiver of the 0.25% annual fee.
..  Owners who purchase an Annuity after the completion of the Promotional
   Period do not qualify for the 0.25% annual fee waiver.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)


 The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, the Guaranteed Minimum Income Benefit, the Lifetime Five Income Benefit or the Spousal Lifetime Five Income Benefit.

   We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program -- the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

KEY FEATURE -- PROTECTED VALUE
The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an


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Living Benefit Programs continued

adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.
   The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments (plus any Credits applied to such Purchase Payments under XT6) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.
..   If you elect the GMWB program at the time you purchase your Annuity, the
    Account Value will be your initial Purchase Payment (plus any Credits applied to such Purchase Payments under XT6).
..   If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.
.. If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such Purchase Payments under XT6).
   You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th /Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5/th /Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.
   Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

KEY FEATURE -- PROTECTED ANNUAL WITHDRAWAL AMOUNT
The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.
   The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Protected Annual
    Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional Purchase Payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payments under XT6).


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..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

   The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:

..   the Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:
 . A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).
 . B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).
   The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.
..   the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is:
   $17,500 X (1 - $2,500 / $212,500), or $17,294.12.
..   The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

EXAMPLE 3. RESET OF THE MAXIMUM ANNUAL BENEFIT

A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:

..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   The remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM
..   In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
..   If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not


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Living Benefit Programs continued

  equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.
..   If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the GMWB program are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
..   Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
..   The GMWB program does not directly affect your Annuity's Account Value or
    Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
.. We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

ELECTION OF THE PROGRAM
Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount.
   We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

TERMINATION OF THE PROGRAM
The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.
   The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

CHARGES UNDER THE PROGRAM
Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge.
..   If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make


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  any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.
..   If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.


ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
If you purchase an Annuity as an investment vehicle for "quali-fied" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

 The Guaranteed Minimum Income Benefit program described below is only being offered in those juris-dictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

   We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

KEY FEATURE -- PROTECTED INCOME VALUE
The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.


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Living Benefit Programs continued

   The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6) made after the waiting period begins ("Maximum Protected
Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th /birthday or the 7/th /anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected
    Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of XT6) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.
   Stepping-Up the Protected Income Value -- You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.

..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.

..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.


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..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.
   Impact of Withdrawals on the Protected Income Value -- Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

   The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:
 . A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
 . B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
   The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
A $10,000 withdrawal is made on the first anniversary of the Issue Date,
October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

KEY FEATURE -- GMIB ANNUITY PAYMENTS
You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 95/th /birthday, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd /birthday.


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Living Benefit Programs continued

   The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.
   On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB ANNUITY PAYMENT OPTION 1 -- PAYMENTS FOR LIFE WITH A CERTAIN PERIOD
Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB ANNUITY PAYMENT OPTION 2 -- PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain. You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

OTHER IMPORTANT CONSIDERATIONS

..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase


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  Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

ELECTION OF THE PROGRAM
Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

TERMINATION OF THE PROGRAM
The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.
   Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

CHARGES UNDER THE PROGRAM
Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.
   The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).
   No charge applies after the Annuity Date.


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Living Benefit Programs continued


LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

 The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Lifetime Five and Spousal Lifetime Five. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

   We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE -- PROTECTED WITHDRAWAL VALUE
The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, as applicable, until the date of your first withdrawal or the 10/th /anniversary of the benefit effective date, if earlier
(B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. With respect to (A) and (C) above each value is increased by the amount of any subsequent Purchase Payments. With respect to XT6, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elect the Lifetime Five program at the time you purchase your
    Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Lifetime Five benefit, the Account
    Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.
   You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect, then you are eligible to step-up the Protected Withdrawal Value on or after the 5/th/ anniversary of the first withdrawal under the Lifetime Five program. Under Annuities with Lifetime Five elected prior to March 20, 2006, the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elected the Lifetime Five program on or after March 20, 2006,


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then you are eligible to step-up the Protected Withdrawal Value on or after the
3rd anniversary of the first withdrawal under the Lifetime Five program. Under Annuities with Lifetime Five elected on or after March 20, 2006, the Protected Withdrawal Value can be stepped up again on or after the 3rd anniversary following the preceding step-up. In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge going forward. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

   An optional automatic set-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 3rd Annuity Anniversary (5th Annuity Anniversary if the benefit was elected prior to March 20, 2006) following the later of the first withdrawal under the benefit or the prior step-up. At this time, your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value exceeds the Annual Income Amount by 5% or more. If 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 3rd (5th if the benefit was elected prior to March 20, 2006) Annuity Anniversary following the most recent step-up. If, on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up.

   The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

KEY FEATURE -- ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.


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Living Benefit Programs continued


KEY FEATURE -- ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.
   The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $240,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):
  (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
  (b)Account Value on March 1, 2006 (the date of the first withdrawal) =
     $263,000
  (c)Account Value on February 1, 2006 (the first Annuity Anniversary) =
     $265,000
   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
If $10,000 was withdrawn (less than both the Annual Income Amount and the
Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550
   Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250 Annual Income Amount for future Annuity Years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000


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EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
  (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $15,000 = $3,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $0
   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000
(b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value
    before Excess Withdrawal X Annual Withdrawal Amount = $6,450 / ($263,000 - $18,550) X $18,550 = $489
   Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
..   Remaining Annual Income Amount for current Annuity Year = $0
   Excess of withdrawal over the Annual Income Amount
   ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future
   Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $11,750 / ($263,000 - $13,250) X $13,250 = $623 Annual Income Amount for future Annuity Years =
    $13,250 - $623 = $12,627
..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional
    reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
..   Proportional reduction = Excess Withdrawal / Account Value before Excess
    Withdrawal X Protected Withdrawal Value = $6,450 / ($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
    $6,503} = $239,947

EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE

If the Annual Income Amount ($13,250) is withdrawn each year starting on
March 1, 2006 for a period of 3 years, the Protected Withdrawal Value on February 1, 2010 would be reduced to $225,250 {$265,000 - ($13,250 X 3)}. If a step-up is elected on February 1, 2010, then the following values would result:
..   Protected Withdrawal Value = Account Value on February 1, 2010 = $280,000
..   Annual Income Amount is equal to the greater of the current Annual Income
    Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped up Protected Withdrawal Value is 5% of $280,000, which is $14,000. Therefore, the Annual Income Amount is increased to $14,000.
..   If the step-up request on February 1, 2010 was due to the election of the auto step-up feature, we would first check to see if an auto step-up should occur by checking to see if 5% of the Account Value exceeds the Annual Income Amount by 5% or more. 5% of the Account Value is equal to 5% of $280,000, which is $14,000. 5% of the Annual Income Amount ($13,250) is $662.50, which added to the Annual Income Amount is $13,912.50. Since 5% of the Account Value is greater than $13,912.50, the step-up would still occur in this scenario, and all of the values would be increased as indicated above.
..   Annual Withdrawal Amount is equal to the greater of the current Annual
    Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $280,000, which is $19,600. Therefore the Annual Withdrawal Amount is increased to $19,600.


BENEFITS UNDER THE LIFETIME FIVE PROGRAM
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and


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Living Benefit Programs continued

  amounts are still payable under both the Life Income Benefit and the
   Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year
   (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected
    Withdrawal Value, you can elect one of the following three options:
  (1)apply your Account Value to any annuity option available; or
  (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
  (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.
   We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
  (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
  (2)the Account Value.
..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The
    Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   You must allocate your Account Value in accordance with the then permitted and available option(s) with this program in order to elect and maintain the Lifetime Five program.



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ELECTION OF THE PROGRAM
The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

   Currently, if you terminate the program, you will only be permitted to re-elect Lifetime Five or elect the Spousal Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.
   If you elected Lifetime Five prior to March 20, 2006, and you terminate the program, there will be no waiting period before you can re-elect the program or elect Spousal Lifetime Five provided that you had not previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminate Lifetime Five. If you had previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminated Lifetime Five, you will be able to re-elect the program or elect Spousal Lifetime Five on any date on or after the next anniversary of the Annuity Date. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.


TERMINATION OF THE PROGRAM

The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

   The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.


ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

 The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Spousal Lifetime Five and Lifetime Five. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit. Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or Death Benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.


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Living Benefit Programs continued


   We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE -- INITIAL PROTECTED WITHDRAWAL VALUE
The initial Protected Withdrawal Value is used to determine the amount of initial annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments growing at 5% per year from the application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th /anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. With respect to
(A) and (C) above, each value is increased by the amount of any subsequent Purchase Payments. With respect to XT6, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual
Income Amount (see below for a description of Annual Income Amount).
..   If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Spousal Lifetime Five benefit, the
    Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

KEY FEATURE -- ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFE INCOME BENEFIT
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.
   You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 3/rd /anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 3/rd /anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

   An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first
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occur on the 3rd Annuity Anniversary following the later of the first withdrawal under the benefit or the prior step-up. At this time, your Annual Income Amount will only be stepped-up if 5% of the Account Value exceeds the Annual Income Amount by 5% or more. If 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 3rd Annuity Anniversary following the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up.

   The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):
  (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365/) = $263,484.33
  (b)Account Value on March 1, 2006 (the date of the first withdrawal) =
     $263,000
  (c)Account Value on February 1, 2006 (the first Annuity Anniversary) =
     $265,000
   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250
   Annual Income Amount for future Annuity Years remains at $13,250

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
  (a)If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT

If a step-up of the Annual Income Amount is requested on February 1, 2010, the request will be accepted because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000. If the step-up request was due to the election of the auto step-up feature, the step-up would still occur because 5% of Account Value would exceed the Annual Income Amount by more than 5%. (5% of $13,250 = $662.50; $13,250 + $662.50 = $13,912.50; $14,000
(greater than) $13,912.50).


BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be


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Living Benefit Programs continued

  payable even though your Account Value was reduced to zero. In subsequent
   Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
  (1)apply your Account Value to any annuity option available; or
  (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.
   We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
  (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
  (2)the Account Value.
..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You must allocate your Account Value in accordance with the then available option(s) that we may permit in order to elect and maintain the Spousal Lifetime Five program.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.

..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five program upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. See "Spousal Owners/Spousal Beneficiaries", and "Spousal Beneficiary --Assumption of Annuity" in this Prospectus.


ELECTION OF AND DESIGNATIONS UNDER THE PROGRAM
Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse.


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  The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election.
   No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.
   The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.
   Currently, if you terminate the program, you will only be permitted to re-elect the program or elect the Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.
   We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

TERMINATION OF THE PROGRAM
The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.
   The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.


ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.



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Death Benefit


WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT
Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers four different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to XT6, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (See "How are Credits Applied to My Account Value".)

   Except as noted below for ASL II, where death occurs after the decedent's age 85, or older, the basic Death Benefit is the greater of:

..   The sum of all Purchase Payments less the sum of all proportional withdrawals.

..   The sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations.
   With respect to ASL II, if death occurs after the decedent's age 85 or older: the Death Benefit is your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations.
   With respect to XT6, the basic Death Benefit is reduced by the amount of any Credits applied within 12 months prior to the date of death.


   "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Four optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.


 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, you are not permitted to elect an optional Death Benefit. With respect to XT6, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.

Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.


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   The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 75 or less. If an Annuity is owned by an entity, the Annuitant must be age 75 or less.

CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:
1. the basic Death Benefit described above;
   PLUS
2. 40% of your "Growth" under an Annuity, as defined below.
   "Growth" means the sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6) reduced by the sum of all proportional withdrawals.


   "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.


 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.


 The Enhanced Beneficiary Protection Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. With respect to XT6, APEX II and ASL II, please see Appendix E for a description of the Enhanced Beneficiary Protection Optional Death Benefit offered before
 November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.


   See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less.
   Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.


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Death Benefit continued


CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
   If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:
1. the basic Death Benefit described above; and
2. the Highest Anniversary Value as of the Owner's date of death.
   If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
1. the basic Death Benefit described above; and
2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of
   XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.

   The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

 The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value " Death Benefit. With respect to XT6, APEX II and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.

   Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.
   See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.
   Certain of the Portfolios offered as Sub-accounts under an Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:
1. the basic Death Benefit described above; and

2. the Highest Anniversary Value Death Benefit described above; and

3. 5% Roll-up described below.
   The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.
   If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:
..   all Purchase Payments (including any Credits applied to such Purchase
    Payments more than twelve (12) months prior to date of death in the case of
    XT6) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;
   MINUS

..   the sum of all withdrawals, dollar for dollar up to 5% of the Death
    Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

   If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:
..   the 5% Roll-up value as of the Death Benefit Target Date increased by total
    Purchase Payments (including any Credits


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  applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of XT6) made after the Death Benefit Target Date;
   MINUS
..   the sum of all withdrawals which reduce the 5% Roll-up proportionally.

   In the case of XT6, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit. In the case of XT6, APEX II and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.

   See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.
Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
..   The Death Benefit Target Date for the Highest Anniversary Value Death
    Benefit is the contract anniversary on or after the 80/th /birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
..   The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death
    Benefit is the later of the contract anniversary on or after the 80/th /birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6) since such anniversary.
..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6)
..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

Highest Daily Value Death Benefit ("HDV")


 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.


    If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

   The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
   If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:


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Death Benefit continued


  1. the basic Death Benefit described above (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6); and
  2. the HDV as of the Owner's date of death.
   If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
  1. the basic Death Benefit described above; and
  2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.
   The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


 The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, Spousal Lifetime Five, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.


KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:
..   The Death Benefit Target Date for the Highest Daily Value Death Benefit is
    the later of an Annuity anniversary on or after the 80/th /birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
..   The Highest Daily Value equals the highest of all previous "Daily Values"
    less proportional withdrawals since such date and plus any Purchase Payments (plus associated Credits in the case of XT6) since such date.
..   The Daily Value is the Account Value as of the end of each Valuation Day.
    The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of XT6).
..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Ben-efit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.
Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

ANNUITIES WITH JOINT OWNERS

For Annuities with joint owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.


ANNUITIES OWNED BY ENTITIES
For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?
You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection


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Death Benefit and 0.50% per year of the average daily net assets of the
Sub-accounts for each of the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

   Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

WHAT IS THE ANNUITY REWARDS BENEFIT IN ASAP III, APEX II AND XT6?
The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, American Skandia guarantees that the Death Benefit will not be less than:
..   your Account Value in the Sub-accounts plus the Interim Value in any Fixed
    Allocations as of the effective date of the benefit
..   MINUS any proportional withdrawals* following the effective date of the benefit
..   PLUS any additional Purchase Payments applied to your Annuity following the effective date of the benefit.

   The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

   Annuity Rewards is not available under ASL II.

WHO IS ELIGIBLE FOR THE ANNUITY REWARDS BENEFIT?
Owners can elect the Annuity Rewards Death Benefit enhancement when there is no longer a CDSC associated with your Annuity. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

PAYMENT OF DEATH BENEFIT TO BENEFICIARY
Except in the case of a spousal assumption as described below, in the event of your death, the Death Benefit must be distributed:
..   as a lump sum amount at any time within five (5) years of the date of death; or
..   as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.
   Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments (annuity payment options 1-4) or as a series of variable annuity payments (annuity payment options 1-3 or 5 and 6). See the section entitled "What Types of Annuity Options are Available."

SPOUSAL BENEFICIARY -- ASSUMPTION OF ANNUITY
You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

* "Proportional withdrawals" are determined by calculating the percentage of the Account Value that each withdrawal represented when withdrawn. For example, a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.



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Death Benefit continued

   See the section entitled "Managing Your Annuity -- Spousal Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

QUALIFIED BENEFICIARY CONTINUATION OPTION
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires Minimum Distributions. Upon the Owner's death under an IRA, 403(b) or other "qualified investment", a Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.
..   If death occurs before the date Minimum Distributions must begin under the
    Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st /of the year following the year of death). However, if the spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no earlier than December 31/st /of the year following the year of death or December 31/st /of the year in which the deceased would have reached age 70 1/2, which ever is later.
..   If death occurs after the date Minimum Distributions must begin under the
    Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
   A Beneficiary has the flexibility to take out more each year than required under the Minimum Distribution rules. Until withdrawn, amounts in an IRA,
403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
   For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Minimum Distributions must begin under the Code.
   Upon election of this Qualified Beneficiary Continuation option:
..   the Owner's Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
..   the Beneficiary will be charged at an amount equal to 1.40% daily against the average daily assets allocated to the Sub-accounts.
..   the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
..   the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner, except that the Sub-accounts offered will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.
..   the Fixed Allocations will be those offered under the Qualified Beneficiary
    Continuation option at the time the option is elected.
..   no additional Purchase Payments can be applied to the Annuity.
..   other optional Benefits will be those offered under the Qualified
    Beneficiary Continuation option at the time of election.
..   the basic Death Benefit and any optional Death Benefits elected by the
    Owner will no longer apply to the Beneficiary. / /
..   the Beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time without application of any applicable CDSC.
..   upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.
..   all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.
   Your Beneficiary will be provided with a prospectus and settlement option that will describe this option at the time he or she elects this option. Please contact American Skandia for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT? Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if


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the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

WHEN DO YOU DETERMINE THE DEATH BENEFIT?
We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.
   Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.


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Valuing Your Investment


HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to XT6, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.


WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.
   Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

EXAMPLE
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.


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   There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.
   The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Wash-ington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On
those dates, we will not process any financial transactions involving purchase or redemption orders.
   American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

   Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) business days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) business days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment (and any associated Credit with respect to XT6) while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) business days. During any period that we are trying to obtain the required information, your money is not invested.


   Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Credit with respect to XT6) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

   Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.


   Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.


   Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our office all supporting documentation we require for such transactions and that are satisfactory to us.


   Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

   Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase or redemption order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to /1//\\2 \\hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americans-kandia.prudential.com). You cannot request a transaction involving the purchase, redemption or transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m.


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Valuing Your Investment continued

Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? Distribution Charge Applicable to ASAP III and XT6: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

   Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).



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Tax Considerations

The tax considerations associated with each Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

   Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.


CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU
We believe each Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.
   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.
   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.
   If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?".

TAXES ON WITHDRAWALS AND SURRENDER
If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.
   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.
   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS
A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.



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Tax Considerations continued


TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS
Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)
   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES
The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate.
   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.
   Tax consequences to the beneficiary vary among the Death Benefit payment options.
..   Choice 1: the beneficiary is taxed on earnings in the contract.
..   Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).
..   Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

Considerations for Contingent Annuitants: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when an Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when an Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from an Annuity contract are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of



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all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.
   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).
   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION
Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules. We believe these diversification rules will be met.
   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.
   Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.
   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.
   If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
   If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
   If an Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
   Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION
You should refer to the Statement of Additional Information if:
..   The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.
..   Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.
..   You transfer your contract to, or designate, a beneficiary who is either
    37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX-FAVORED PLANS
The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, an Annuity may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a) and 408(b) of the Code and Roth IRAs under Section 408A of the Code. In addition, each Annuity may be purchased for use in connection with a corporate Pension or Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject



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Tax Considerations continued

to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

   You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

TYPES OF TAX-FAVORED PLANS
IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free-look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

   Contributions Limits/Rollovers. Because of the way each Annuity is designed, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or as a transfer from another IRA, as a current contribution in the case of ASAP III, or if you are age 50 or older by making a single contribution consisting of your IRA contributions and catch-up contributions attributable to the prior year and the current year from January 1 to April 15 of the current year in the case of XT6 and APEX II. In 2006 the contribution limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, permitting them to contribute an additional $1,000 each year.

   The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.
   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "minimum distribution requirements"
    described below.

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% "early distribution penalty" described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a minimum distribution also described below.

   SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $44,000 in 2006 or (b) 25% of your taxable compensation paid by the contributing employer


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  (not including the employer's SEP contribution as "compensation" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2006, this limit is $220,000;
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,000 in 2006 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2006. Thereafter, the amount is indexed for inflation. These Annuities are not available for SARSEPs.

   You will also be provided the same information, and have the same "free-look" period, as you would have if you purchased the contract for a standard IRA.

   ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


   Because of the way each Annuity is designed, if you meet certain income limitations you may purchase an Annuity for a Roth IRA, as a current contribution in the case of ASAP III, or if you are age 50 or older by making a single contribution consisting of your Roth IRA contributions and catch-up contributions attributable to the prior year and the current year from January 1 to April 15 of the current year in the case of XT6 and APEX II. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. As of January 1, 2006, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular or conversion contributions to a Roth IRA. If you are considering rolling over funds from your Roth account under an employer plan, please contact your Financial Professional prior to purchase to confirm whether such rollovers are being accepted.
   TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,000 in 2006. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2006. After 2006, the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or


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Tax Considerations continued

..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
   In any event, you must begin receiving distributions from your TDA by April 1/st /of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.
   These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).
   Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION


If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70/1//\\2 \\and must be made for each year thereafter. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

   Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.
   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.
   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.

PENALTY FOR EARLY WITHDRAWALS
You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2\\ \\or
    5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)
   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING
Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and


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..   For all other distributions, we will withhold at a 10% rate. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA DISCLOSURE/REQUIREMENTS
ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.
   Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.
   Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.
   Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS --QUALIFIED CONTRACTS
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
   Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
   Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.



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General Information


HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.americanskandia.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


WHO IS AMERICAN SKANDIA?
American Skandia Life Assurance Corporation, a Prudential Financial Company, ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), whose ultimate parent is Prudential Financial, Inc. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

   American Skandia offers a wide array of annuities, including (1) deferred and immediate variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, American Skandia has in force a relatively small block of variable life insurance policies, but it no longer actively sells such policies.
   Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

   No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

SEPARATE ACCOUNT B
During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B".


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Separate Account B was established by us pursuant to Connecticut law on
November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.
   Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.
   Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.
   We reserve the right to make changes to the Sub-accounts available under the Annuities as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuity contracts or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under their Annuity.
   Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

SEPARATE ACCOUNT D
During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.
   There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

   We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

   We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

General Information continued


WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

   American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

MATERIAL CONFLICTS
It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

SERVICE FEES PAYABLE TO AMERICAN SKANDIA
American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, American Skandia may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

   In addition, the investment adviser, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with each Annuity. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms' registered representatives and creating marketing material discussing each Annuity and the available options.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust.

   ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").
   Each Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuities directly to potential purchasers.
   Commissions are paid to firms on sales of the Annuities according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for ASAP III, 6.0% for XT6, 5.5% for APEX II and 2.0% for ASL II. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.
   In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuitys' features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms to whom American Skandia pays an amount of greater than $10,000 under these arrangements is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.
   On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

General Information continued

   Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

American Skandia publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about American Skandia that is annually audited by an independent registered public accounting firm. American Skandia's annual report for the year ended December 31, 2005, together with subsequent periodic reports that American Skandia files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the American Skandia annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at American Skandia -- Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for American Skandia is 33-44202. You may read and copy any filings made by American Skandia with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


FINANCIAL STATEMENTS
The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US
You can contact us by:
..   calling our Customer Service Team at 1-800-752-6342 during our normal business hours, Monday through Friday, or Skandia's telephone automated response system at 1-800-766-4530.
..   writing to us via regular mail at American Skandia -- Variable Annuities,
    P.O. Box 7960, Philadelphia, PA 19176 OR for express mail American Skandia -- Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   sending an email to customerservice@prudential.com or visiting our Internet
    Website at www.americanskandia.prudential.com.
..   accessing information about your Annuity through our Internet Website at
    www.americanskandia.prudential.com.


   You can obtain account information by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

   Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to

AMERICAN SKANDIA ANNUITIES PROSPECTUS

unauthorized or fraudulent instructions if we did not follow such procedures.
   American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

American Skandia is subject to legal and regulatory actions in the ordinary course of its business, including class action lawsuits. American Skandia's pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The following is a summary of certain pending proceedings.
   American Skandia is in discussions with various state insurance departments concerning a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by us. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of American Skandia by Prudential Financial, Inc. Certain state insurance departments have requested modifications to the remediation program that American Skandia anticipates will impact the overall cost of the program. The remediation and administrative costs of the remediation program would be subject to the indemnification provisions of the agreement pursuant to which Prudential Financial, Inc. acquired American Skandia (the "Acquisition Agreement").
   With the approval of Skandia Insurance Company Ltd. (publ) ("Skandia"), an offer was made to the authorities investigating American Skandia and certain affiliated companies, the SEC and New York Attorney General, to settle the matters relating to market timing in variable annuities by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, American Skandia believes these discussions are likely to lead to settlements with these authorities. Any regulatory settlement involving American Skandia or any affiliates of American Skandia that Prudential Financial, Inc. acquired from Skandia would be subject to the indemnification provisions of the Acquisition Agreement. If achieved, settlement of the matters could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to American Skandia's business.
   American Skandia's litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of American Skandia in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on American Skandia's financial position.
   It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including the claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial, Inc. and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against American Skandia ("matters"),

AMERICAN SKANDIA ANNUITIES PROSPECTUS

General Information continued


and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Those obligations only apply to such costs and expenses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion.


CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
..   American Skandia Life Assurance Corporation
..   American Skandia Life Assurance Corporation Variable Account B
..   American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor -- American Skandia Marketing, Incorporated

Payments Made to Promote Sale of our Products

How the Unit Price is Determined

Additional Information on Fixed Allocations
..   How We Calculate the Market Value Adjustment

General Information
..   Voting Rights
..   Modification
..   Deferral of Transactions
..   Misstatement of Age or Sex
..   Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B

Separate Account B consists of multiple Sub-accounts that are available as investment options for the American Skandia Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.


Unit Prices And Numbers Of Units: The following tables show for each Annuity:
(a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus*; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. In the tables, "BOP" refers to Beginning of Period and "EOP" refers to End of Period. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31/st /of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2006.


* The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-800-752-6342.

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASAP III - Prospectus


        SUB-ACCOUNT                       2005    2004  2003 2002 2001 2000
        -------------------------------------------------------------------
        AST Aggressive Asset Allocation Portfolio
           With No Optional Benefits
           BOP Unit Value                     --   --    --   --   --
           EOP Unit Value                 $10.00   --    --   --   --   --
           Number of Units               171,403   --    --   --   --   --
           With LT5, HDV, and EBP
           BOP Unit Value                     --   --    --   --   --
           EOP Unit Value                  $9.99   --    --   --   --   --
           Number of Units                    --   --    --   --   --   --
        -------------------------------------------------------------------
        AST Capital Growth Asset Allocation Portfolio
           With No Optional Benefits
           BOP Unit Value                     --   --    --   --   --
           EOP Unit Value                 $10.01   --    --   --   --   --
           Number of Units               403,183   --    --   --   --   --
           With LT5, HDV, and EBP
           BOP Unit Value                     --   --    --   --   --
           EOP Unit Value                 $10.00   --    --   --   --   --
           Number of Units                    --   --    --   --   --   --
        -------------------------------------------------------------------
        AST Balanced Asset Allocation Portfolio
           With No Optional Benefits
           BOP Unit Value                     --   --    --   --   --
           EOP Unit Value                 $10.02   --    --   --   --   --
           Number of Units               405,782   --    --   --   --   --
           With LT5, HDV, and EBP
           BOP Unit Value                     --   --    --   --   --
           EOP Unit Value                 $10.01   --    --   --   --   --
           Number of Units                    --   --    --   --   --   --
        -------------------------------------------------------------------
        AST Conservative Asset Allocation Portfolio
           With No Optional Benefits
           BOP Unit Value                     --   --    --   --   --
           EOP Unit Value                 $10.03   --    --   --   --   --
           Number of Units                53,897   --    --   --   --   --
           With LT5, HDV, and EBP
           BOP Unit Value                     --   --    --   --   --
           EOP Unit Value                 $10.02   --    --   --   --   --
           Number of Units                    --   --    --   --   --   --
        -------------------------------------------------------------------
        AST Preservation Asset Allocation Portfolio
           With No Optional Benefits
           BOP Unit Value                     --   --    --   --   --
           EOP Unit Value                 $10.04   --    --   --   --   --
           Number of Units               215,279   --    --   --   --   --
           With LT5, HDV, and EBP
           BOP Unit Value                     --   --    --   --   --
           EOP Unit Value                 $10.03   --    --   --   --   --
           Number of Units                    --   --    --   --   --   --
        -------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASAP III - Prospectus (continued)


SUB-ACCOUNT                    2005      2004      2003     2002    2001    2000
---------------------------------------------------------------------------------
AST JP Morgan International Equity
   With No Optional Benefits
   BOP Unit Value                $8.24     $7.13     $5.53   $6.86   $8.99
   EOP Unit Value                 9.04      8.24      7.13    5.53    6.86  $8.99
   Number of Units           1,051,557   553,542   362,254 153,652 136,976 33,897
   With LT5, HDV, and EBP
   BOP Unit Value                   --        --        --      --      --
   EOP Unit Value               $10.57        --        --      --      --     --
   Number of Units                  --        --        --      --      --     --
---------------------------------------------------------------------------------
AST William Blair International Growth (1997)
   With No Optional Benefits
   BOP Unit Value               $16.42    $14.32    $10.35   $14.1  $18.68
   EOP Unit Value                18.90     16.42     14.32   10.35    14.1 $18.68
   Number of Units           2,113,594 1,953,908 1,166,396   7,064   5,277  6,782
   With LT5, HDV, and EBP
   BOP Unit Value                   --        --        --      --      --
   EOP Unit Value               $11.20        --        --      --      --     --
   Number of Units                  --        --        --      --      --     --
---------------------------------------------------------------------------------
AST LSV International Value
   With No Optional Benefits
   BOP Unit Value                $7.01     $5.86     $4.43   $5.41   $8.08
   EOP Unit Value                 7.87      7.01      5.86    4.43    5.41  $8.08
   Number of Units             402,497   233,045    91,736  32,967  29,954 20,311
   With LT5, HDV, and EBP
   BOP Unit Value                   --        --        --      --      --
   EOP Unit Value               $10.62        --        --      --      --     --
   Number of Units                  --        --        --      --      --     --
---------------------------------------------------------------------------------
AST MFS Global Equity (1999)
   With No Optional Benefits
   BOP Unit Value               $10.98     $9.40     $7.48   $8.64   $9.72
   EOP Unit Value                11.67     10.98      9.40    7.48    8.64  $9.72
   Number of Units             218,705   213,485   123,219  46,925  49,536 23,151
   With LT5, HDV, and EBP
   BOP Unit Value                   --        --        --      --      --
   EOP Unit Value               $10.39        --        --      --      --     --
   Number of Units                  --        --        --      --      --     --
---------------------------------------------------------------------------------
AST Small-Cap Growth
   With No Optional Benefits
   BOP Unit Value               $15.97    $17.38    $12.12   $18.7  $20.25
   EOP Unit Value                16.00     15.97     17.38   12.12    18.7 $20.25
   Number of Units             126,824   107,136   145,364   6,331   2,439    978
   With LT5, HDV, and EBP
   BOP Unit Value                   --        --        --      --      --
   EOP Unit Value               $10.35        --        --      --      --     --
   Number of Units                  --        --        --      --      --     --
---------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASAP III - Prospectus (continued)



SUB-ACCOUNT                    2005      2004      2003     2002   2001   2000
-------------------------------------------------------------------------------
AST DeAM Small-Cap Growth (1999)
   With No Optional Benefits
   BOP Unit Value                $7.41     $6.86     $4.71  $6.48  $9.17
   EOP Unit Value                 7.35      7.41      6.86   4.71   6.48  $9.17
   Number of Units             267,925   293,384   258,089 44,611 41,602 35,743
   With LT5, HDV, and EBP
   BOP Unit Value                   --        --        --     --     --
   EOP Unit Value               $10.23        --        --     --     --     --
   Number of Units                  --        --        --     --     --     --
-------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
   With No Optional Benefits
   BOP Unit Value               $10.12     $8.33     $4.98  $7.12  $9.08
   EOP Unit Value                10.94     10.12      8.33   4.98   7.12  $9.08
   Number of Units           1,386,930 1,169,995   859,909 25,040 10,912    243
   With LT5, HDV, and EBP
   BOP Unit Value                   --        --        --     --     --
   EOP Unit Value               $10.87        --        --     --     --     --
   Number of Units                  --        --        --     --     --     --
-------------------------------------------------------------------------------
AST Small-Cap Value (1997)
   With No Optional Benefits
   BOP Unit Value               $16.64    $14.47    $10.79 $12.06 $11.41
   EOP Unit Value                17.52     16.64     14.47  10.79  12.06 $11.41
   Number of Units           1,484,712 1,293,786   962,965 66,744 33,608 15,339
   With LT5, HDV, and EBP
   BOP Unit Value                   --        --        --     --     --
   EOP Unit Value               $10.56        --        --     --     --     --
   Number of Units                  --        --        --     --     --     --
-------------------------------------------------------------------------------
AST DeAM Small-Cap Value (2002)
   With No Optional Benefits
   BOP Unit Value               $13.13    $10.89     $7.69     --     --
   EOP Unit Value                13.12     13.13     10.89  $7.69     --     --
   Number of Units             187,206   138,078   131,066    124     --     --
   With LT5, HDV, and EBP
   BOP Unit Value                   --        --        --     --     --
   EOP Unit Value                $9.94        --        --     --     --     --
   Number of Units                  --        --        --     --     --     --
-------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
   With No Optional Benefits
   BOP Unit Value                $4.44     $3.87     $2.98  $4.15  $7.03
   EOP Unit Value                 4.60      4.44      3.87   2.98   4.15  $7.03
   Number of Units           2,666,933 2,232,502 1,535,565 28,812 17,882  2,473
   With LT5, HDV, and EBP
   BOP Unit Value                   --        --        --     --     --
   EOP Unit Value               $10.49        --        --     --     --     --
   Number of Units                  --        --        --     --     --     --
-------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASAP III - Prospectus (continued)



 SUB-ACCOUNT                          2005          2004        2003    2002   2001   2000
 ------------------------------------------------------------------------------------------
 AST Neuberger Berman Mid-Cap Growth (1994)
    With No Optional Benefits
    BOP Unit Value                      $7.14         $6.23      $4.83  $7.11  $9.71
    EOP Unit Value                       8.00          7.14       6.23   4.83   7.11  $9.71
    Number of Units                   771,461       555,160    371,267 56,712 51,711 36,882
    With LT5, HDV, and EBP
    BOP Unit Value                         --            --         --     --     --
    EOP Unit Value                     $11.25            --         --     --     --     --
    Number of Units                        --            --         --     --     --     --
 ------------------------------------------------------------------------------------------
 AST Neuberger Berman Mid-Cap Value (1993)
    With No Optional Benefits
    BOP Unit Value                     $16.76        $13.82     $10.26 $11.62 $12.13
    EOP Unit Value                      18.55         16.76      13.82  10.26  11.62 $12.13
    Number of Units                 1,303,740     1,116,503    781,348 69,657 56,219 16,574
    With LT5, HDV, and EBP
    BOP Unit Value                         --            --         --     --     --
    EOP Unit Value                     $10.80            --         --     --     --     --
    Number of Units                        --            --         --     --     --     --
 ------------------------------------------------------------------------------------------
 AST Alger All-Cap Growth (2000)
  (merged into AST Neuberger Berman Mid-Cap Growth)
    With No Optional Benefits
    BOP Unit Value                      $6.49         $6.06      $4.53  $7.14  $8.68
    EOP Unit Value                       7.48          6.49       6.06   4.53   7.14  $8.68
    Number of Units                        --       214,092    200,264 61,001 56,649 30,915
    With LT5, HDV, and EBP
    BOP Unit Value                         --            --         --     --     --
    EOP Unit Value                     $11.63            --         --     --     --     --
    Number of Units                        --            --         --     --     --     --
 ------------------------------------------------------------------------------------------
 AST Mid-Cap Value (2000) (formerly AST Gabelli All-Cap Value)
    With No Optional Benefits
    BOP Unit Value                     $11.63        $10.21      $7.61  $9.72 $10.07
    EOP Unit Value                      12.11         11.63      10.21   7.61   9.72 $10.07
    Number of Units                   192,419       256,401    140,873 38,982 26,857 12,895
    With LT5, HDV, and EBP
    BOP Unit Value                         --            --         --     --     --
    EOP Unit Value                     $10.27            --         --     --     --     --
    Number of Units                        --            --         --     --     --     --
 ------------------------------------------------------------------------------------------
 AST T. Rowe Price Natural Resources (1995)
    With No Optional Benefits
    BOP Unit Value                     $17.81        $13.75     $10.42 $11.18 $11.24
    EOP Unit Value                      23.11         17.81      13.75  10.42  11.18 $11.24
    Number of Units                   254,041       192,336     75,013  4,994  1,879    -0-
    With LT5, HDV, and EBP
    BOP Unit Value                         --            --         --     --     --
    EOP Unit Value                     $11.65            --         --     --     --     --
    Number of Units                        --            --         --     --     --     --
 ------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASAP III - Prospectus (continued)


  SUB-ACCOUNT                 2005          2004         2003     2002    2001    2000
  --------------------------------------------------------------------------------------
  AST T. Rowe Price Large-Cap Growth
   (formerly AST AllianceBernstein Large-Cap Growth)
     With No Optional Benefits
     BOP Unit Value             $6.19         $5.93        $4.86   $7.12   $8.46
     EOP Unit Value              7.12          6.19         5.93    4.86    7.12   $8.46
     Number of Units          512,012       326,194      263,698 106,056 106,762  97,356
     With LT5, HDV, and EBP
     BOP Unit Value                --            --           --      --      --
     EOP Unit Value            $12.02            --           --      --      --      --
     Number of Units               --            --           --      --      --      --
  --------------------------------------------------------------------------------------
  AST MFS Growth (1999)
     With No Optional Benefits
     BOP Unit Value             $7.04         $6.44        $5.31   $7.48   $9.68
     EOP Unit Value              7.39          7.04         6.44    5.31    7.48   $9.68
     Number of Units        1,025,239       791,823      893,170 112,701  47,656   3,089
     With LT5, HDV, and EBP
     BOP Unit Value                --            --           --      --      --
     EOP Unit Value            $10.67            --           --      --      --      --
     Number of Units               --            --           --      --      --      --
  --------------------------------------------------------------------------------------
  AST Marsico Capital Growth (1997)
     With No Optional Benefits
     BOP Unit Value             $9.67         $8.46        $6.50    $7.8  $10.09
     EOP Unit Value             10.20          9.67         8.46     6.5     7.8  $10.09
     Number of Units        7,048,021     5,717,404    4,075,719 228,033 182,904 114,992
     With LT5, HDV, and EBP
     BOP Unit Value                --            --           --      --      --
     EOP Unit Value            $10.82            --           --      --      --      --
     Number of Units               --            --           --      --      --      --
  --------------------------------------------------------------------------------------
  AST Goldman Sachs Concentrated Growth (1992)
     With No Optional Benefits
     BOP Unit Value             $4.68         $4.57        $3.69   $5.33    $7.9
     EOP Unit Value              4.77          4.68         4.57    3.69    5.33    $7.9
     Number of Units          657,833       733,920      604,491 405,437 404,404 235,747
     With LT5, HDV, and EBP
     BOP Unit Value                --            --           --      --      --
     EOP Unit Value            $10.67            --           --      --      --      --
     Number of Units               --            --           --      --      --      --
  --------------------------------------------------------------------------------------
  AST DeAM Large-Cap Value (2000)
     With No Optional Benefits
     BOP Unit Value            $11.18         $9.58        $7.67   $9.17   $9.83
     EOP Unit Value             12.07         11.18         9.58    7.67    9.17   $9.83
     Number of Units          242,789       191,637       85,554   7,126   1,696     442
     With LT5, HDV, and EBP
     BOP Unit Value                --            --           --      --      --
     EOP Unit Value            $10.63            --           --      --      --      --
     Number of Units               --            --           --      --      --      --
  --------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASAP III - Prospectus (continued)


      SUB-ACCOUNT               2005       2004       2003      2002    2001    2000
      -------------------------------------------------------------------------------
      AST AllianceBernstein Growth + Value (2001)
       (merged into AST AllianceBernstein Managed Index 500)
         With No Optional Benefits
         BOP Unit Value          $9.66      $8.89      $7.14     $9.64      --
         EOP Unit Value          10.72       9.66       8.89      7.14   $9.64     --
         Number of Units            --    194,363    137,293    37,810     -0-     --
         With LT5, HDV, and EBP
         BOP Unit Value             --         --         --        --      --
         EOP Unit Value         $11.24         --         --        --      --     --
         Number of Units            --         --         --        --      --     --
      -------------------------------------------------------------------------------
      AST AllianceBernstein Core Value (2001)
         With No Optional Benefits
         BOP Unit Value         $12.28     $10.91      $8.61    $10.05      --
         EOP Unit Value          12.79      12.28      10.91      8.61  $10.05     --
         Number of Units       635,232    603,508    453,569    82,054  18,453     --
         With LT5, HDV, and EBP
         BOP Unit Value             --         --         --        --      --
         EOP Unit Value         $10.23         --         --        --      --     --
         Number of Units            --         --         --        --      --     --
      -------------------------------------------------------------------------------
      AST Cohen & Steers Real Estate (1998)
         With No Optional Benefits
         BOP Unit Value         $22.03     $16.17     $11.91    $11.75  $11.57
         EOP Unit Value          24.98      22.03      16.17     11.91   11.75 $11.57
         Number of Units       223,264    281,181    149,582    25,464  16,487 16,557
         With LT5, HDV, and EBP
         BOP Unit Value             --         --         --        --      --
         EOP Unit Value         $11.92         --         --        --      --     --
         Number of Units            --         --         --        --      --     --
      -------------------------------------------------------------------------------
      AST AllianceBernstein Managed Index 500 (1998)
         With No Optional Benefits
         BOP Unit Value          $8.99      $8.28      $6.59     $8.41   $9.46
         EOP Unit Value           9.20       8.99       8.28      6.59    8.41  $9.46
         Number of Units       851,019    642,882    554,156    90,506  39,414  9,941
         With LT5, HDV, and EBP
         BOP Unit Value             --         --         --        --      --
         EOP Unit Value         $10.32         --         --        --      --     --
         Number of Units            --         --         --        --      --     --
      -------------------------------------------------------------------------------
      AST American Century Income & Growth (1997)
         With No Optional Benefits
         BOP Unit Value          $9.48      $8.52      $6.70     $8.47   $9.36
         EOP Unit Value           9.79       9.48       8.52       6.7    8.47  $9.36
         Number of Units       626,417    613,910    339,653   124,168 113,372 70,887
         With LT5, HDV, and EBP
         BOP Unit Value             --         --         --        --      --
         EOP Unit Value         $10.25         --         --        --      --     --
         Number of Units            --         --         --        --      --     --
      -------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASAP III - Prospectus (continued)


   SUB-ACCOUNT               2005       2004      2003     2002    2001    2000
   -----------------------------------------------------------------------------
   AST AllianceBernstein Growth & Income
      With No Optional Benefits
      BOP Unit Value          $11.24     $10.25     $7.84  $10.35  $10.53
      EOP Unit Value           11.63      11.24     10.25    7.84   10.35 $10.53
      Number of Units      5,200,126  4,119,501 3,076,626 142,152 205,232 34,439
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value          $10.18         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   AST Large-Cap Value
    (formerly AST Hotchkis & Wiley Large-Cap Value)
      With No Optional Benefits
      BOP Unit Value          $10.25      $8.99     $7.59   $9.31  $10.32
      EOP Unit Value           10.77      10.25      8.99    7.59    9.31 $10.32
      Number of Units        694,885    417,314   204,589  44,419  44,212  8,596
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value          $10.47         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   AST Global Allocation (1993)
      With No Optional Benefits
      BOP Unit Value           $9.55      $8.71     $7.38   $8.84  $10.14
      EOP Unit Value           10.09       9.55      8.71    7.38    8.84 $10.14
      Number of Units         80,896     78,619    61,801  34,451  38,208 30,678
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value          $10.54         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   AST American Century Strategic Balanced (1997)
      With No Optional Benefits
      BOP Unit Value          $10.56      $9.81     $8.36   $9.38   $9.87
      EOP Unit Value           10.91      10.56      9.81    8.36    9.38  $9.87
      Number of Units        173,191    146,721   115,095   5,490   4,905  1,725
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value          $10.23         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   AST T. Rowe Price Asset Allocation (1994)
      With No Optional Benefits
      BOP Unit Value          $11.39     $10.37     $8.47   $9.52  $10.12
      EOP Unit Value           11.77      11.39     10.37    8.47    9.52 $10.12
      Number of Units        558,395    357,085   222,150  13,799  13,152  2,412
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value          $10.27         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASAP III - Prospectus (continued)


   SUB-ACCOUNT               2005       2004      2003     2002    2001    2000
   -----------------------------------------------------------------------------
   AST T. Rowe Price Global Bond (1994)
      With No Optional Benefits
      BOP Unit Value          $14.73     $13.73    $12.32  $10.84   $10.7
      EOP Unit Value           13.89      14.73     13.73   12.32   10.84  $10.7
      Number of Units        938,585    657,913   289,862  36,987  16,390    -0-
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value           $9.37         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   AST High Yield
    (formerly AST Goldman Sachs High Yield Bond)
      With No Optional Benefits
      BOP Unit Value          $12.06     $10.99     $9.16   $9.27   $9.37
      EOP Unit Value           12.04      12.06     10.99    9.16    9.27  $9.37
      Number of Units        873,440    957,756   906,947  73,614  45,297 12,929
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value           $9.78         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   AST Lord Abbett Bond-Debenture (2000)
      With No Optional Benefits
      BOP Unit Value          $12.71     $11.98    $10.22   $10.3  $10.13
      EOP Unit Value           12.69      12.71     11.98   10.22    10.3 $10.13
      Number of Units      1,294,706  1,012,739   814,135  43,077  16,628    425
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value           $9.87         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   AST PIMCO Total Return Bond (1994)
      With No Optional Benefits
      BOP Unit Value          $13.72     $13.23    $12.72   $11.8  $10.97
      EOP Unit Value           13.88      13.72     13.23   12.72    11.8 $10.97
      Number of Units      1,924,370  3,074,732 2,301,863 362,294 275,317 37,918
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value          $10.07         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   AST PIMCO Limited Maturity Bond (1995)
      With No Optional Benefits
      BOP Unit Value          $12.18     $12.08    $10.09  $11.29  $10.59
      EOP Unit Value           12.22      12.18     12.08   10.09   11.29 $10.59
      Number of Units      2,996,257  2,189,975   956,856  38,260 112,948  1,940
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value           $9.98         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASAP III - Prospectus (continued)


   SUB-ACCOUNT               2005       2004      2003     2002    2001    2000
   -----------------------------------------------------------------------------
   AST Money Market (1992)
      With No Optional Benefits
      BOP Unit Value          $10.46     $10.51    $10.57  $10.57  $10.32
      EOP Unit Value           10.62      10.46     10.51   10.57   10.57 $10.32
      Number of Units      3,179,376  1,663,940 1,245,396 403,604 179,509 29,567
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value          $10.02         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   SP William Blair International Growth
      With No Optional Benefits
      BOP Unit Value          $10.53         --        --      --      --
      EOP Unit Value           12.10      10.53        --      --      --     --
      Number of Units         32,119     18,568        --      --      --     --
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value          $11.21         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   Gartmore Variable Investment Trust --
    GVIT Developing Markets (1996)
      With No Optional Benefits
      BOP Unit Value          $12.52     $10.59     $6.71   $7.53   $8.19
      EOP Unit Value           16.26      12.52     10.59    6.71    7.53  $8.19
      Number of Units        351,335    264,541   122,136   6,530   6,555  3,293
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value          $11.97         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   Wells Fargo Advantage VT Equity Income (1999)
    (formerly WFVT Advantage Equity Income)
      With No Optional Benefits
      BOP Unit Value          $17.32     $15.79    $12.67  $15.89  $17.01
      EOP Unit Value           18.02      17.32     15.79   12.67   15.89 $17.01
      Number of Units         23,574     19,612    10,586   1,063   1,992    -0-
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value          $10.12         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------
   AIM V.I. -- Dynamics (1999)
      With No Optional Benefits
      BOP Unit Value           $6.96      $6.22     $4.57    $6.8   $9.99
      EOP Unit Value            7.61       6.96      6.22    4.57     6.8  $9.99
      Number of Units        135,001    188,184   137,600  18,808  15,825 22,264
      With LT5, HDV, and EBP
      BOP Unit Value              --         --        --      --      --
      EOP Unit Value          $10.83         --        --      --      --     --
      Number of Units             --         --        --      --      --     --
   -----------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASAP III - Prospectus (continued)


        SUB-ACCOUNT               2005      2004     2003   2002   2001   2000
        -----------------------------------------------------------------------
        AIM V.I. -- Technology (1999)
           With No Optional Benefits
           BOP Unit Value          $3.32    $3.21    $2.24  $4.27  $7.98
           EOP Unit Value           3.35     3.32     3.21   2.24   4.27  $7.98
           Number of Units        77,941   78,567   42,720 30,448 35,767 25,984
           With LT5, HDV, and EBP
           BOP Unit Value             --       --       --     --     --
           EOP Unit Value         $10.64       --       --     --     --     --
           Number of Units            --       --       --     --     --     --
        -----------------------------------------------------------------------
        AIM V.I. -- Global Health Care (1999)
         (formerly AIM V.I. -- Health Sciences)
           With No Optional Benefits
           BOP Unit Value         $11.34   $10.68    $8.46 $11.35 $13.14
           EOP Unit Value          12.12    11.34    10.68   8.46  11.35 $13.14
           Number of Units       106,295   92,506   59,116 19,405 27,104 32,969
           With LT5, HDV, and EBP
           BOP Unit Value             --       --       --     --     --
           EOP Unit Value         $11.08       --       --     --     --     --
           Number of Units            --       --       --     --     --     --
        -----------------------------------------------------------------------
        AIM V.I. -- Financial Services (1999)
           With No Optional Benefits
           BOP Unit Value         $12.72   $11.85    $9.26 $11.02 $12.38
           EOP Unit Value          13.30    12.72    11.85   9.26  11.02 $12.38
           Number of Units        48,007   44,091   48,538  7,204  8,536  9,786
           With LT5, HDV, and EBP
           BOP Unit Value             --       --       --     --     --
           EOP Unit Value         $10.66       --       --     --     --     --
           Number of Units            --       --       --     --     --     --
        -----------------------------------------------------------------------
        Evergreen VA -- International Equity (2000)
           With No Optional Benefits
           BOP Unit Value         $12.31   $10.46       --     --     --
           EOP Unit Value          14.10    12.31   $10.46     --     --     --
           Number of Units       130,750   62,400   24,847     --     --     --
           With LT5, HDV, and EBP
           BOP Unit Value             --       --       --     --     --
           EOP Unit Value         $10.92       --       --     --     --     --
           Number of Units            --       --       --     --     --     --
        -----------------------------------------------------------------------
        Evergreen VA -- Special Equity (1999)
         (merged into Evergreen VA Growth)
           With No Optional Benefits
           BOP Unit Value          $9.57    $9.16    $6.10  $8.49  $9.35
           EOP Unit Value           8.53     9.57     9.16    6.1   8.49  $9.35
           Number of Units            --   92,559   69,344  5,427  5,085    -0-
           With LT5, HDV, and EBP
           BOP Unit Value             --       --       --     --     --
           EOP Unit Value          $9.26       --       --     --     --     --
           Number of Units            --       --       --     --     --     --
        -----------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASAP III - Prospectus (continued)


    SUB-ACCOUNT                      2005    2004    2003  2002  2001  2000
    -----------------------------------------------------------------------
    Evergreen VA -- Omega (2000)
       With No Optional Benefits
       BOP Unit Value                 $9.75   $9.21     -- $9.04    --
       EOP Unit Value                 10.00    9.75  $9.21    -- $9.04   --
       Number of Units               18,356  26,849 15,743    --    --   --
       With LT5, HDV, and EBP
       BOP Unit Value                    --      --     --    --    --
       EOP Unit Value                $10.53      --     --    --    --   --
       Number of Units                   --      --     --    --    --   --
    -----------------------------------------------------------------------
    Evergreen VA Growth Fund
       With No Optional Benefits
       BOP Unit Value                    --
       EOP Unit Value                $11.47      --     --    --    --   --
       Number of Units               64,775      --     --    --    --   --
       With LT5, HDV, and EBP
       BOP Unit Value                    --      --     --    --    --
       EOP Unit Value                $11.36      --     --    --    --   --
       Number of Units                   --      --     --    --    --   --
    -----------------------------------------------------------------------
    ProFund VP -- Europe 30 (1999)
       With No Optional Benefits
       BOP Unit Value                 $7.90   $7.00  $5.11 $6.97  $9.3
       EOP Unit Value                  8.43    7.90   7.00  5.11  6.97 $9.3
       Number of Units               76,381 201,444 75,543 2,539 7,317  -0-
       With LT5, HDV, and EBP
       BOP Unit Value                    --      --     --    --    --
       EOP Unit Value                $10.45      --     --    --    --   --
       Number of Units                   --      --     --    --    --   --
    -----------------------------------------------------------------------
    ProFund VP -- Asia 30 (2002)
       With No Optional Benefits
       BOP Unit Value                $12.43  $12.66     --    --    --
       EOP Unit Value                 14.67   12.43 $12.66    --    --   --
       Number of Units               83,233  63,254 47,272    --    --   --
       With LT5, HDV, and EBP
       BOP Unit Value                    --      --     --    --    --
       EOP Unit Value                $11.13      --     --    --    --   --
       Number of Units                   --      --     --    --    --   --
    -----------------------------------------------------------------------
    ProFund VP -- Japan (2002)
       With No Optional Benefits
       BOP Unit Value                 $9.65   $9.09     --    --    --
       EOP Unit Value                 13.51    9.65  $9.09    --    --   --
       Number of Units              165,707  87,251 28,579    --    --   --
       With LT5, HDV, and EBP
       BOP Unit Value                    --      --     --    --    --
       EOP Unit Value                $13.42      --     --    --    --   --
       Number of Units                   --      --     --    --    --   --
    -----------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASAP III - Prospectus (continued)


    SUB-ACCOUNT                         2005   2004   2003  2002  2001  2000
    ------------------------------------------------------------------------
    ProFund VP -- Banks (2002)
       With No Optional Benefits
       BOP Unit Value                  $12.11 $10.97     --    --    --
       EOP Unit Value                   11.94  12.11 $10.97    --    --  --
       Number of Units                 44,665 12,480  8,886    --    --  --
       With LT5, HDV, and EBP
       BOP Unit Value                      --     --     --    --    --
       EOP Unit Value                  $10.13     --     --    --    --  --
       Number of Units                     --     --     --    --    --  --
    ------------------------------------------------------------------------
    ProFund VP -- Basic Materials (2002)
       With No Optional Benefits
       BOP Unit Value                  $12.00 $11.02     --    --    --
       EOP Unit Value                   12.13  12.00 $11.02    --    --  --
       Number of Units                 53,592 42,597 53,759    --    --  --
       With LT5, HDV, and EBP
       BOP Unit Value                      --     --     --    --    --
       EOP Unit Value                   $9.51     --     --    --    --  --
       Number of Units                     --     --     --    --    --  --
    ------------------------------------------------------------------------
    ProFund VP -- Biotechnology (2001)
       With No Optional Benefits
       BOP Unit Value                   $7.73  $7.14  $5.17 $8.38    --
       EOP Unit Value                    9.11   7.73   7.14  5.17 $8.38  --
       Number of Units                 73,804 32,726 20,329   460 3,279  --
       With LT5, HDV, and EBP
       BOP Unit Value                      --     --     --    --    --
       EOP Unit Value                  $13.53     --     --    --    --  --
       Number of Units                     --     --     --    --    --  --
    ------------------------------------------------------------------------
    ProFund VP -- Consumer Services (2002)
       With No Optional Benefits
       BOP Unit Value                   $9.67  $9.10     --    --    --
       EOP Unit Value                    9.10   9.67  $9.10    --    --  --
       Number of Units                  3,866 20,288 13,935    --    --  --
       With LT5, HDV, and EBP
       BOP Unit Value                      --     --     --    --    --
       EOP Unit Value                   $9.70     --     --    --    --  --
       Number of Units                     --     --     --    --    --  --
    ------------------------------------------------------------------------
    ProFund VP -- Consumer Goods (2002)
       With No Optional Benefits
       BOP Unit Value                  $10.47  $9.71     --    --    --
       EOP Unit Value                   10.31  10.47  $9.71    --    --  --
       Number of Units                  6,876  7,578  3,821    --    --  --
       With LT5, HDV, and EBP
       BOP Unit Value                      --     --     --    --    --
       EOP Unit Value                   $9.76     --     --    --    --  --
       Number of Units                     --     --     --    --    --  --
    ------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASAP III - Prospectus (continued)


    SUB-ACCOUNT                      2005    2004    2003  2002  2001  2000
    -----------------------------------------------------------------------
    ProFund VP -- Oil & Gas (2001)
       With No Optional Benefits
       BOP Unit Value                $11.62   $9.10     --  $9.2    --
       EOP Unit Value                 15.07   11.62  $9.10    --  $9.2  --
       Number of Units              278,771 186,654 50,155    --   -0-  --
       With LT5, HDV, and EBP
       BOP Unit Value                    --      --     --    --    --
       EOP Unit Value                $10.96      --     --    --    --  --
       Number of Units                   --      --     --    --    --  --
    -----------------------------------------------------------------------
    ProFund VP -- Financials (2001)
       With No Optional Benefits
       BOP Unit Value                $10.77   $9.88  $7.76 $9.23    --
       EOP Unit Value                 11.06   10.77   9.88  7.76 $9.23  --
       Number of Units               43,105  70,662 32,283 3,258 8,154  --
       With LT5, HDV, and EBP
       BOP Unit Value                    --      --     --    --    --
       EOP Unit Value                $10.56      --     --    --    --  --
       Number of Units                   --      --     --    --    --  --
    -----------------------------------------------------------------------
    ProFund VP -- Health Care (2001)
       With No Optional Benefits
       BOP Unit Value                 $8.38   $8.29  $7.15 $9.37    --
       EOP Unit Value                  8.77    8.38   8.29  7.15 $9.37  --
       Number of Units               83,943  91,641 23,591 1,235 2,564  --
       With LT5, HDV, and EBP
       BOP Unit Value                    --      --     --    --    --
       EOP Unit Value                $10.49      --     --    --    --  --
       Number of Units                   --      --     --    --    --  --
    -----------------------------------------------------------------------
    ProFund VP -- Industrials (2002)
       With No Optional Benefits
       BOP Unit Value                $11.27  $10.08     --    --    --
       EOP Unit Value                 11.40   11.27 $10.08    --    --  --
       Number of Units                9,851  22,333 11,186    --    --  --
       With LT5, HDV, and EBP
       BOP Unit Value                    --      --     --    --    --
       EOP Unit Value                $10.10      --     --    --    --  --
       Number of Units                   --      --     --    --    --  --
    -----------------------------------------------------------------------
    ProFund VP -- Internet (2002)
       With No Optional Benefits
       BOP Unit Value                $18.08  $15.10     --    --    --
       EOP Unit Value                 19.18   18.08 $15.10    --    --  --
       Number of Units               46,724  20,851  8,287    --    --  --
       With LT5, HDV, and EBP
       BOP Unit Value                    --      --     --    --    --
       EOP Unit Value                $12.76      --     --    --    --  --
       Number of Units                   --      --     --    --    --  --
    -----------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASAP III - Prospectus (continued)


     SUB-ACCOUNT                    2005     2004    2003   2002   2001  2000
     ------------------------------------------------------------------------
     ProFund VP -- Pharmaceuticals (2002)
        With No Optional Benefits
        BOP Unit Value               $8.02    $8.95     --     --     --
        EOP Unit Value                7.62     8.02  $8.95     --     --  --
        Number of Units             36,753   27,913 24,743     --     --  --
        With LT5, HDV, and EBP
        BOP Unit Value                  --       --     --     --     --
        EOP Unit Value               $9.47       --     --     --     --  --
        Number of Units                 --       --     --     --     --  --
     ------------------------------------------------------------------------
     ProFund VP -- Precious Metals (2002)
        With No Optional Benefits
        BOP Unit Value              $11.90   $13.38  $9.73     --     --
        EOP Unit Value               14.84    11.90  13.38  $9.73     --  --
        Number of Units            200,315  102,230 89,687  1,179     --  --
        With LT5, HDV, and EBP
        BOP Unit Value                  --       --     --     --     --
        EOP Unit Value              $12.04       --     --     --     --  --
        Number of Units                 --       --     --     --     --  --
     ------------------------------------------------------------------------
     ProFund VP -- Real Estate (2001)
        With No Optional Benefits
        BOP Unit Value              $17.58   $14.00 $10.65 $10.78     --
        EOP Unit Value               18.54    17.58  14.00  10.65 $10.78  --
        Number of Units             31,980   53,006 18,355  2,230  2,306  --
        With LT5, HDV, and EBP
        BOP Unit Value                  --       --     --     --     --
        EOP Unit Value              $11.21       --     --     --     --  --
        Number of Units                 --       --     --     --     --  --
     ------------------------------------------------------------------------
     ProFund VP -- Semiconductor (2002)
        With No Optional Benefits
        BOP Unit Value               $7.23    $9.58     --     --     --
        EOP Unit Value                7.76     7.23  $9.58     --     --  --
        Number of Units             68,309   52,485 17,621     --     --  --
        With LT5, HDV, and EBP
        BOP Unit Value                  --       --     --     --     --
        EOP Unit Value              $10.68       --     --     --     --  --
        Number of Units                 --       --     --     --     --  --
     ------------------------------------------------------------------------
     ProFund VP -- Technology (2001)
        With No Optional Benefits
        BOP Unit Value               $4.91    $5.00     --  $5.92     --
        EOP Unit Value                4.91     4.91  $5.00     --  $5.92  --
        Number of Units            109,698   88,720 74,180     -- 12,704  --
        With LT5, HDV, and EBP
        BOP Unit Value                  --       --     --     --     --
        EOP Unit Value              $10.57       --     --     --     --  --
        Number of Units                 --       --     --     --     --  --
     ------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASAP III - Prospectus (continued)


   SUB-ACCOUNT                     2005    2004    2003    2002   2001  2000
   -------------------------------------------------------------------------
   ProFund VP -- Telecommunications (2001)
      With No Optional Benefits
      BOP Unit Value                $5.04   $4.41      --  $7.11     --
      EOP Unit Value                 4.64    5.04   $4.41     --  $7.11  --
      Number of Units              45,279 118,731  30,179     --    -0-  --
      With LT5, HDV, and EBP
      BOP Unit Value                   --      --      --     --     --
      EOP Unit Value                $9.77      --      --     --     --  --
      Number of Units                  --      --      --     --     --  --
   -------------------------------------------------------------------------
   ProFund VP -- Utilities (2001)
      With No Optional Benefits
      BOP Unit Value                $8.75   $7.32   $6.11  $8.13     --
      EOP Unit Value                 9.77    8.75    7.32   6.11  $8.13  --
      Number of Units             213,813  79,702  18,902    491    -0-  --
      With LT5, HDV, and EBP
      BOP Unit Value                   --      --      --     --     --
      EOP Unit Value               $10.64      --      --     --     --  --
      Number of Units                  --      --      --     --     --  --
   -------------------------------------------------------------------------
   ProFund VP -- Bull (2002)
      With No Optional Benefits
      BOP Unit Value               $10.65   $9.91      --     --     --
      EOP Unit Value                10.80   10.65   $9.91     --     --  --
      Number of Units             384,503 412,259 394,427     --     --  --
      With LT5, HDV, and EBP
      BOP Unit Value                   --      --      --     --     --
      EOP Unit Value               $10.15      --      --     --     --  --
      Number of Units                  --      --      --     --     --  --
   -------------------------------------------------------------------------
   ProFund VP -- Bear (2001)
      With No Optional Benefits
      BOP Unit Value                $9.09  $10.26  $13.78 $11.55     --
      EOP Unit Value                 8.86    9.09   10.26  13.78 $11.55  --
      Number of Units              35,612  16,155  28,299  2,012    -0-  --
      With LT5, HDV, and EBP
      BOP Unit Value                   --      --      --     --     --
      EOP Unit Value                $9.57      --      --     --     --  --
      Number of Units                  --      --      --     --     --  --
   -------------------------------------------------------------------------
   ProFund VP -- Ultra Bull (2001)
      With No Optional Benefits
      BOP Unit Value                $8.25   $7.13   $4.72  $7.48     --
      EOP Unit Value                 8.36    8.25    7.13   4.72  $7.48  --
      Number of Units              82,031 305,666  56,257  2,988    -0-  --
      With LT5, HDV, and EBP
      BOP Unit Value                   --      --      --     --     --
      EOP Unit Value               $10.28      --      --     --     --  --
      Number of Units                  --      --      --     --     --  --
   -------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASAP III - Prospectus (continued)


     SUB-ACCOUNT               2005       2004     2003    2002   2001  2000
     ------------------------------------------------------------------------
     ProFund VP -- OTC (2001)
        With No Optional Benefits
        BOP Unit Value           $5.44      $5.07      --  $5.77     --
        EOP Unit Value            5.38       5.44   $5.07     --  $5.77    --
        Number of Units        234,956    293,311 257,947     --    -0-    --
        With LT5, HDV, and EBP
        BOP Unit Value              --         --      --     --     --
        EOP Unit Value          $10.59         --      --     --     --    --
        Number of Units             --         --      --     --     --    --
     ------------------------------------------------------------------------
     ProFund VP -- Short OTC (2002)
        With No Optional Benefits
        BOP Unit Value           $5.99      $6.83  $11.03     --     --
        EOP Unit Value            5.97       5.99    6.83 $11.03     --    --
        Number of Units         77,757     77,280  40,617    934     --    --
        With LT5, HDV, and EBP
        BOP Unit Value              --         --      --     --     --
        EOP Unit Value           $9.17         --      --     --     --    --
        Number of Units             --         --      --     --     --    --
     ------------------------------------------------------------------------
     ProFund VP -- UltraOTC (1999)
        With No Optional Benefits
        BOP Unit Value           $0.87      $0.77      --  $1.25  $4.06
        EOP Unit Value            0.82       0.87   $0.77     --   1.25 $4.06
        Number of Units      7,044,313  6,405,048 890,270     -- 58,556 3,787
        With LT5, HDV, and EBP
        BOP Unit Value              --         --      --     --     --
        EOP Unit Value          $11.08         --      --     --     --    --
        Number of Units             --         --      --     --     --    --
     ------------------------------------------------------------------------
     ProFund VP -- Mid-Cap Value (2002)
        With No Optional Benefits
        BOP Unit Value          $11.80     $10.30      --     --     --
        EOP Unit Value           12.68      11.80  $10.30     --     --    --
        Number of Units         86,401     87,968  59,964     --     --    --
        With LT5, HDV, and EBP
        BOP Unit Value              --         --      --     --     --
        EOP Unit Value          $10.63         --      --     --     --    --
        Number of Units             --         --      --     --     --    --
     ------------------------------------------------------------------------
     ProFund VP -- Mid-Cap Growth (2002)
        With No Optional Benefits
        BOP Unit Value          $10.70      $9.75      --     --     --
        EOP Unit Value           11.75      10.70   $9.75     --     --    --
        Number of Units        181,173     80,520  24,107     --     --    --
        With LT5, HDV, and EBP
        BOP Unit Value              --         --      --     --     --
        EOP Unit Value          $10.79         --      --     --     --    --
        Number of Units             --         --      --     --     --    --
     ------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASAP III - Prospectus (continued)


          SUB-ACCOUNT               2005      2004    2003   2002 2001 2000
          -----------------------------------------------------------------
          ProFund VP -- UltraMid-Cap (2002)
             With No Optional Benefits
             BOP Unit Value         $12.13     $9.62      --  --   --
             EOP Unit Value          14.12     12.13   $9.62  --   --   --
             Number of Units       150,869   115,073  34,556  --   --   --
             With LT5, HDV, and EBP
             BOP Unit Value             --        --      --  --   --
             EOP Unit Value         $11.42        --      --  --   --   --
             Number of Units            --        --      --  --   --   --
          -----------------------------------------------------------------
          ProFund VP -- Small-Cap Value (2002)
             With No Optional Benefits
             BOP Unit Value         $11.22     $9.46      --  --   --
             EOP Unit Value          11.52     11.22   $9.46  --   --   --
             Number of Units        53,564   123,988 105,751  --   --   --
             With LT5, HDV, and EBP
             BOP Unit Value             --        --      --  --   --
             EOP Unit Value         $10.33        --      --  --   --   --
             Number of Units            --        --      --  --   --   --
          -----------------------------------------------------------------
          ProFund VP -- Small-Cap Growth (2002)
             With No Optional Benefits
             BOP Unit Value         $12.11    $10.23      --  --   --
             EOP Unit Value          12.86     12.11  $10.23  --   --   --
             Number of Units       341,834   237,000  65,882  --   --   --
             With LT5, HDV, and EBP
             BOP Unit Value             --        --      --  --   --
             EOP Unit Value         $10.51        --      --  --   --   --
             Number of Units            --        --      --  --   --   --
          -----------------------------------------------------------------
          ProFund VP Large-Cap Growth
             With No Optional Benefits
             BOP Unit Value             --        --      --  --   --
             EOP Unit Value         $10.35        --      --  --   --   --
             Number of Units        98,334        --      --  --   --   --
             With LT5, HDV, and EBP
             BOP Unit Value             --        --      --  --   --
             EOP Unit Value         $10.02        --      --  --   --   --
             Number of Units            --        --      --  --   --   --
          -----------------------------------------------------------------
          ProFund VP Large-Cap Value
             With No Optional Benefits
             BOP Unit Value         $10.37        --      --  --   --
             EOP Unit Value          10.55    $10.37      --  --   --   --
             Number of Units       131,175     3,839      --  --   --   --
             With LT5, HDV, and EBP
             BOP Unit Value             --        --      --  --   --
             EOP Unit Value         $10.23        --      --  --   --   --
             Number of Units            --        --      --  --   --   --
          -----------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASAP III - Prospectus (continued)


        SUB-ACCOUNT                2005      2004      2003   2002  2001  2000
        -----------------------------------------------------------------------
        ProFund VP Short Mid-Cap
           With No Optional Benefits
           BOP Unit Value           $9.70        --       --     --    --
           EOP Unit Value            8.67     $9.70       --     --    --    --
           Number of Units            975       571       --     --    --    --
           With LT5, HDV, and EBP
           BOP Unit Value              --        --       --     --    --
           EOP Unit Value           $8.97        --       --     --    --    --
           Number of Units             --        --       --     --    --    --
        -----------------------------------------------------------------------
        ProFund VP Short Small-Cap
           With No Optional Benefits
           BOP Unit Value           $9.55        --       --     --    --
           EOP Unit Value            9.15     $9.55       --     --    --    --
           Number of Units         11,578     7,859       --     --    --    --
           With LT5, HDV, and EBP
           BOP Unit Value              --        --       --     --    --
           EOP Unit Value           $9.20        --       --     --    --    --
           Number of Units             --        --       --     --    --    --
        -----------------------------------------------------------------------
        ProFund VP -- UltraSmall-Cap (1999)
           With No Optional Benefits
           BOP Unit Value          $12.28     $9.49    $4.82   $8.5 $9.32
           EOP Unit Value           12.10     12.28     9.49   4.82   8.5 $9.32
           Number of Units         52,922   143,175   60,051    953   -0- 3,174
           With LT5, HDV, and EBP
           BOP Unit Value              --        --       --     --    --
           EOP Unit Value          $10.69        --       --     --    --    --
           Number of Units             --        --       --     --    --    --
        -----------------------------------------------------------------------
        ProFund VP -- U.S. Government Plus (2002)
           With No Optional Benefits
           BOP Unit Value          $11.91    $11.15   $11.59     --    --
           EOP Unit Value           12.83     11.91    11.15 $11.59    --    --
           Number of Units        119,421    42,782   20,058  1,005    --    --
           With LT5, HDV, and EBP
           BOP Unit Value              --        --       --     --    --
           EOP Unit Value          $10.58        --       --     --    --    --
           Number of Units             --        --       --     --    --    --
        -----------------------------------------------------------------------
        ProFund VP -- Rising Rates Opportunity (2002)
           With No Optional Benefits
           BOP Unit Value           $6.70     $7.61       --     --    --
           EOP Unit Value            6.09      6.70    $7.61     --    --    --
           Number of Units        302,975   266,169   78,428     --    --    --
           With LT5, HDV, and EBP
           BOP Unit Value              --        --       --     --    --
           EOP Unit Value           $9.11        --       --     --    --    --
           Number of Units             --        --       --     --    --    --
        -----------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASAP III - Prospectus (continued)


       SUB-ACCOUNT               2005      2004    2003    2002   2001   2000
       -----------------------------------------------------------------------
       Access VP High Yield
          With No Optional Benefits
          BOP Unit Value             --        --      --     --     --
          EOP Unit Value         $10.59        --      --     --     --     --
          Number of Units       299,437        --      --     --     --     --
          With LT5, HDV, and EBP
          BOP Unit Value             --        --      --     --     --
          EOP Unit Value         $10.49        --      --     --     --     --
          Number of Units            --        --      --     --     --     --
       -----------------------------------------------------------------------
       First Trust(R) 10 Uncommon Values (2000)
          With No Optional Benefits
          BOP Unit Value          $4.38     $3.99   $2.95  $4.73  $7.44
          EOP Unit Value           4.35      4.38    3.99   2.95   4.73  $7.44
          Number of Units        14,496    33,075  22,064 23,080 31,543 32,451
          With LT5, HDV, and EBP
          BOP Unit Value             --        --      --     --     --
          EOP Unit Value          $9.77        --      --     --     --     --
          Number of Units            --        --      --     --     --     --
       -----------------------------------------------------------------------
       First Trust Managed VIP
          With No Optional Benefits
          BOP Unit Value         $14.64    $13.20      --     --     --
          EOP Unit Value          15.50     14.64  $13.20     --     --     --
          Number of Units       732,182   695,591 476,951     --     --     --
          With LT5, HDV, and EBP
          BOP Unit Value             --        --      --     --     --
          EOP Unit Value         $10.47        --      --     --     --     --
          Number of Units            --        --      --     --     --     --
       -----------------------------------------------------------------------
       First Trust The Dow Target 10
          With No Optional Benefits
          BOP Unit Value         $12.35    $12.05      --     --     --
          EOP Unit Value          11.81     12.35  $12.05     --     --     --
          Number of Units        25,001    24,245  10,069     --     --     --
          With LT5, HDV, and EBP
          BOP Unit Value             --        --      --     --     --
          EOP Unit Value          $9.56        --      --     --     --     --
          Number of Units            --        --      --     --     --     --
       -----------------------------------------------------------------------
       First Trust The Dow Target Dividend
          With No Optional Benefits
          BOP Unit Value             --        --      --     --     --
          EOP Unit Value          $9.79        --      --     --     --     --
          Number of Units       290,982        --      --     --     --     --
          With LT5, HDV, and EBP
          BOP Unit Value             --        --      --     --     --
          EOP Unit Value          $9.70        --      --     --     --     --
          Number of Units            --        --      --     --     --     --
       -----------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASAP III - Prospectus (continued)


           SUB-ACCOUNT             2005     2004    2003  2002 2001 2000
           -------------------------------------------------------------
           First Trust Global Dividend Target 15
              With No Optional Benefits
              BOP Unit Value       $16.05  $12.96      --  --   --
              EOP Unit Value        17.46   16.05  $12.96  --   --   --
              Number of Units      52,338  22,405   8,569  --   --   --
              With LT5, HDV, and EBP
              BOP Unit Value           --      --      --  --   --
              EOP Unit Value       $10.86      --      --  --   --   --
              Number of Units          --      --      --  --   --   --
           -------------------------------------------------------------
           First Trust S&P Target 24
              With No Optional Benefits
              BOP Unit Value       $13.34  $11.89      --  --   --
              EOP Unit Value        13.72   13.34  $11.89  --   --   --
              Number of Units      46,537  43,536   5,532  --   --   --
              With LT5, HDV, and EBP
              BOP Unit Value           --      --      --  --   --
              EOP Unit Value       $10.51      --      --  --   --   --
              Number of Units          --      --      --  --   --   --
           -------------------------------------------------------------
           First Trust NASDAQ Target 15
              With No Optional Benefits
              BOP Unit Value       $12.54      --      --  --   --
              EOP Unit Value        12.79  $12.54      --  --   --   --
              Number of Units      10,385   7,266      --  --   --   --
              With LT5, HDV, and EBP
              BOP Unit Value           --      --      --  --   --
              EOP Unit Value       $10.78      --      --  --   --   --
              Number of Units          --      --      --  --   --   --
           -------------------------------------------------------------
           First Trust Value Line Target 25
              With No Optional Benefits
              BOP Unit Value       $16.61      --      --  --   --
              EOP Unit Value        19.64  $16.61      --  --   --   --
              Number of Units     130,528  33,213      --  --   --   --
              With LT5, HDV, and EBP
              BOP Unit Value           --      --      --  --   --
              EOP Unit Value       $11.14      --      --  --   --   --
              Number of Units          --      --      --  --   --   --
           -------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

APEX II - Prospectus


     SUB-ACCOUNT                                     2005    2004 2003 2002
     ----------------------------------------------------------------------
     AST Aggressive Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.00  --   --   --
        Number of Units                              649,829  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                 $9.99  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Capital Growth Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.01  --   --   --
        Number of Units                            2,586,012  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.00  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Balanced Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.02  --   --   --
        Number of Units                            2,726,484  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.01  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Conservative Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.03  --   --   --
        Number of Units                              685,724  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.02  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Preservation Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.04  --   --   --
        Number of Units                              115,215  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.03  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


APEX II - Prospectus (continued)


SUB-ACCOUNT                                      2005       2004      2003      2002
---------------------------------------------------------------------------------------
AST JP Morgan International Equity
   With No Optional Benefits
   BOP Unit Value                                 $12.67     $11.00     $8.56
   EOP Unit Value                                 $13.84     $12.67    $11.00     $8.56
   Number of Units                             5,621,836  3,227,381 2,415,394 2,569,506
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.53         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST William Blair International Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                 $15.30     $13.39     $9.72
   EOP Unit Value                                 $17.54     $15.30    $13.39     $9.72
   Number of Units                            12,141,522 11,265,469 5,547,558   835,523
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $11.16         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST LSV International Value
   With No Optional Benefits
   BOP Unit Value                                 $12.84     $10.79     $8.19
   EOP Unit Value                                 $14.36     $12.84    $10.79     $8.19
   Number of Units                             2,013,544  1,897,469 1,201,268   269,995
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.59         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST MFS Global Equity (1999)
   With No Optional Benefits
   BOP Unit Value                                 $13.16     $11.30     $9.04
   EOP Unit Value                                 $13.92     $13.16    $11.30     $9.04
   Number of Units                             1,907,776  2,276,801 1,393,001   969,509
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.36         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST Small-Cap Growth
   With No Optional Benefits
   BOP Unit Value                                  $9.05      $9.89     $6.92
   EOP Unit Value                                  $9.04      $9.05     $9.89     $6.92
   Number of Units                             2,134,730  2,242,129 3,292,593 1,970,250
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.31         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

APEX II - Prospectus (continued)


SUB-ACCOUNT                                 2005       2004       2003      2002
-----------------------------------------------------------------------------------
AST DeAM Small-Cap Growth (1999)
   With No Optional Benefits
   BOP Unit Value                            $11.98     $11.13      $7.67
   EOP Unit Value                            $11.83     $11.98     $11.13     $7.67
   Number of Units                        1,385,430  1,618,719  1,682,193   639,695
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.20         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
   With No Optional Benefits
   BOP Unit Value                            $15.42     $12.74      $7.64
   EOP Unit Value                            $16.60     $15.42     $12.74     $7.64
   Number of Units                        5,464,856  4,808,453  3,085,373 1,255,415
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.84         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value (1997)
   With No Optional Benefits
   BOP Unit Value                            $15.19     $12.85      $9.26
   EOP Unit Value                            $15.68     $15.19     $12.85     $9.26
   Number of Units                        1,243,642  1,541,896  1,504,296 1,492,775
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.44         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST Small-Cap Value (1997)
   With No Optional Benefits
   BOP Unit Value                            $14.22     $12.42      $9.30
   EOP Unit Value                            $14.91     $14.22     $12.42     $9.30
   Number of Units                       11,285,282 10,785,030 10,183,346 6,141,523
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.53         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST DeAM Small-Cap Value (2002)
   With No Optional Benefits
   BOP Unit Value                            $12.99     $10.81      $7.66
   EOP Unit Value                            $12.92     $12.99     $10.81     $7.66
   Number of Units                        2,106,236  2,143,020  1,134,865   423,387
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                             $9.90         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


APEX II - Prospectus (continued)


SUB-ACCOUNT                                           2005       2004      2003      2002
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
   With No Optional Benefits
   BOP Unit Value                                      $11.80     $10.31     $7.97
   EOP Unit Value                                      $12.16     $11.80    $10.31     $7.97
   Number of Units                                  5,391,424  4,375,813 3,027,057 1,273,118
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $10.46         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth (1994)
   With No Optional Benefits
   BOP Unit Value                                      $10.86      $9.51     $7.41
   EOP Unit Value                                      $12.12     $10.86     $9.51     $7.41
   Number of Units                                  5,728,446  4,715,301 3,415,318 2,175,250
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $11.21         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1993)
   With No Optional Benefits
   BOP Unit Value                                      $14.51     $12.01     $8.96
   EOP Unit Value                                      $15.99     $14.51    $12.01     $8.96
   Number of Units                                 12,260,007 11,461,684 8,530,129 5,118,558
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $10.76         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Alger All-Cap Growth (2000)
 (merged into AST Neuberger Berman Mid-Cap Growth)
   With No Optional Benefits
   BOP Unit Value                                       $9.67      $9.07     $6.80
   EOP Unit Value                                      $11.10      $9.67     $9.07     $6.80
   Number of Units                                         --  1,798,457 2,002,166   658,419
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $11.59         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Mid-Cap Value (2000)
 (formerly AST Gabelli All-Cap Value)
   With No Optional Benefits
   BOP Unit Value                                      $12.38     $10.91     $8.17
   EOP Unit Value                                      $12.83     $12.38    $10.91     $8.17
   Number of Units                                  1,988,252  2,587,064 2,513,413 1,200,225
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $10.24         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

APEX II - Prospectus (continued)


SUB-ACCOUNT                                     2005       2004       2003       2002
----------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources (1995)
   With No Optional Benefits
   BOP Unit Value                                $16.25     $12.59      $9.59
   EOP Unit Value                                $21.00     $16.25     $12.59      $9.59
   Number of Units                            3,677,614  2,040,188  2,011,627    724,670
   With LT5, HDV, and EBP
   BOP Unit Value                                    --         --         --
   EOP Unit Value                                $11.61         --         --         --
   Number of Units                                   --         --         --         --
----------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
 (formerly AST AllianceBernstein Large-Cap Growth)
   With No Optional Benefits
   BOP Unit Value                                 $9.44      $9.08      $7.46
   EOP Unit Value                                $10.81      $9.44      $9.08      $7.46
   Number of Units                            3,925,740  2,378,881  2,098,873  1,869,353
   With LT5, HDV, and EBP
   BOP Unit Value                                    --         --         --
   EOP Unit Value                                $11.98         --         --         --
   Number of Units                                   --         --         --         --
----------------------------------------------------------------------------------------
AST MFS Growth (1999)
   With No Optional Benefits
   BOP Unit Value                                 $9.97      $9.16      $7.58
   EOP Unit Value                                $10.43      $9.97      $9.16      $7.58
   Number of Units                            5,915,443  4,529,834  4,784,269  2,930,432
   With LT5, HDV, and EBP
   BOP Unit Value                                    --         --         --
   EOP Unit Value                                $10.64         --         --         --
   Number of Units                                   --         --         --         --
----------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                $12.26     $10.78      $8.32
   EOP Unit Value                                $12.88     $12.26     $10.78      $8.32
   Number of Units                           32,140,125 28,117,321 20,138,164 10,144,317
   With LT5, HDV, and EBP
   BOP Unit Value                                    --         --         --
   EOP Unit Value                                $10.78         --         --         --
   Number of Units                                   --         --         --         --
----------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth (1992)
   With No Optional Benefits
   BOP Unit Value                                 $9.64      $9.45      $7.67
   EOP Unit Value                                 $9.80      $9.64      $9.45      $7.67
   Number of Units                            2,531,900  2,785,100  2,053,023  1,349,939
   With LT5, HDV, and EBP
   BOP Unit Value                                    --         --         --
   EOP Unit Value                                $10.64         --         --         --
   Number of Units                                   --         --         --         --
----------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


APEX II - Prospectus (continued)


SUB-ACCOUNT                                      2005      2004      2003      2002
--------------------------------------------------------------------------------------
AST DeAM Large-Cap Value (2000)
   With No Optional Benefits
   BOP Unit Value                                 $12.53    $10.78     $8.66
   EOP Unit Value                                 $13.47    $12.53    $10.78     $8.66
   Number of Units                             2,585,881 2,351,197 1,072,256   664,649
   With LT5, HDV, and EBP
   BOP Unit Value                                     --        --        --
   EOP Unit Value                                 $10.59        --        --        --
   Number of Units                                    --        --        --        --
--------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value (2001)
 (merged into AST AllianceBernstein Managed Index 500)
   With No Optional Benefits
   BOP Unit Value                                 $10.72     $9.91     $7.99
   EOP Unit Value                                 $11.86    $10.72     $9.91     $7.99
   Number of Units                                    -- 1,620,391 1,387,072   965,912
   With LT5, HDV, and EBP
   BOP Unit Value                                     --        --        --
   EOP Unit Value                                 $11.21        --        --        --
   Number of Units                                    --        --        --        --
--------------------------------------------------------------------------------------
AST AllianceBernstein Core Value (2001)
   With No Optional Benefits
   BOP Unit Value                                 $12.39    $11.06     $8.76
   EOP Unit Value                                 $12.86    $12.39    $11.06     $8.76
   Number of Units                             4,311,857 4,643,022 3,621,862 6,005,922
   With LT5, HDV, and EBP
   BOP Unit Value                                     --        --        --
   EOP Unit Value                                 $10.20        --        --        --
   Number of Units                                    --        --        --        --
--------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate (1998)
   With No Optional Benefits
   BOP Unit Value                                 $18.49    $13.63    $10.08
   EOP Unit Value                                 $20.88    $18.49    $13.63    $10.08
   Number of Units                             3,749,124 4,080,179 3,097,315 1,563,489
   With LT5, HDV, and EBP
   BOP Unit Value                                     --        --        --
   EOP Unit Value                                 $11.88        --        --        --
   Number of Units                                    --        --        --        --
--------------------------------------------------------------------------------------
AST AllianceBernstein Managed Index 500 (1998)
   With No Optional Benefits
   BOP Unit Value                                 $11.07    $10.23     $8.17
   EOP Unit Value                                 $11.27    $11.07    $10.23     $8.17
   Number of Units                             6,774,078 6,845,372 5,442,511 3,662,406
   With LT5, HDV, and EBP
   BOP Unit Value                                     --        --        --
   EOP Unit Value                                 $10.28        --        --        --
   Number of Units                                    --        --        --        --
--------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

APEX II - Prospectus (continued)


SUB-ACCOUNT                                         2005       2004       2003      2002
-------------------------------------------------------------------------------------------
AST American Century Income & Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                    $11.57     $10.45      $8.25
   EOP Unit Value                                    $11.90     $11.57     $10.45     $8.25
   Number of Units                                4,205,655  4,670,846  2,115,438 1,751,136
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.22         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income (1992)
   With No Optional Benefits
   BOP Unit Value                                    $11.46     $10.50      $8.06
   EOP Unit Value                                    $11.81     $11.46     $10.50     $8.06
   Number of Units                               31,190,346 25,850,506 21,264,670 6,667,373
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.15         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST Large-Cap Value
 (formerly AST Hotchkis & Wiley Large-Cap Value)
   With No Optional Benefits
   BOP Unit Value                                    $11.17      $9.83      $8.34
   EOP Unit Value                                    $11.69     $11.17      $9.83     $8.34
   Number of Units                                5,245,458  3,717,848  2,647,064 2,110,071
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.44         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST Global Allocation (1993)
   With No Optional Benefits
   BOP Unit Value                                    $11.19     $10.24      $8.71
   EOP Unit Value                                    $11.77     $11.19     $10.24     $8.71
   Number of Units                                1,055,033  1,061,887    898,161   847,517
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.50         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST American Century Strategic Balanced (1997)
   With No Optional Benefits
   BOP Unit Value                                    $11.46     $10.69      $9.14
   EOP Unit Value                                    $11.79     $11.46     $10.69     $9.14
   Number of Units                                2,294,531  2,335,598  2,045,205 1,126,058
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.20         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


APEX II - Prospectus (continued)


SUB-ACCOUNT                                      2005       2004       2003       2002
-----------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation (1994)
   With No Optional Benefits
   BOP Unit Value                                 $12.13     $11.09      $9.09
   EOP Unit Value                                 $12.49     $12.13     $11.09      $9.09
   Number of Units                             4,192,626  3,551,315  2,243,566    921,329
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $10.24         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
   With No Optional Benefits
   BOP Unit Value                                 $13.45     $12.59     $11.34
   EOP Unit Value                                 $12.64     $13.45     $12.59     $11.34
   Number of Units                             6,261,824  4,717,822  2,962,471  1,739,313
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.34         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST High Yield
 (formerly AST Goldman Sachs High Yield Bond)
   With No Optional Benefits
   BOP Unit Value                                 $12.69     $11.61      $9.71
   EOP Unit Value                                 $12.62     $12.69     $11.61      $9.71
   Number of Units                             9,658,908 13,717,125 12,201,163  5,592,940
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.75         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
   With No Optional Benefits
   BOP Unit Value                                 $12.26     $11.61      $9.94
   EOP Unit Value                                 $12.20     $12.26     $11.61      $9.94
   Number of Units                            12,427,806  8,369,008  7,751,236  4,146,530
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.84         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
   With No Optional Benefits
   BOP Unit Value                                 $11.31     $10.95     $10.57
   EOP Unit Value                                 $11.40     $11.31     $10.95     $10.57
   Number of Units                            22,436,395 33,208,749 26,287,388 20,544,075
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $10.04         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

APEX II - Prospectus (continued)


SUB-ACCOUNT                                      2005       2004       2003       2002
-----------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
   With No Optional Benefits
   BOP Unit Value                                 $10.55     $10.51     $10.34
   EOP Unit Value                                 $10.54     $10.55     $10.51     $10.34
   Number of Units                            28,031,653 21,299,789 15,242,856 11,274,642
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.94         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST Money Market (1992)
   With No Optional Benefits
   BOP Unit Value                                  $9.78      $9.86      $9.96
   EOP Unit Value                                  $9.88      $9.78      $9.86      $9.96
   Number of Units                            42,442,274 29,870,576 32,730,501 36,255,772
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.99         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
SP William Blair International Growth
   With No Optional Benefits
   BOP Unit Value                                 $10.53         --         --
   EOP Unit Value                                 $12.05     $10.53         --         --
   Number of Units                               672,243    269,671         --         --
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $11.18         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
Gartmore Variable Investment Trust
 -- GVIT Developing Markets (1996)
   With No Optional Benefits
   BOP Unit Value                                 $16.02     $13.60      $8.66
   EOP Unit Value                                 $20.72     $16.02     $13.60      $8.66
   Number of Units                             3,395,891  2,103,950  1,763,660    283,466
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $11.93         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income (1999)
 (formerly WFVT Advantage Equity Income)
   With No Optional Benefits
   BOP Unit Value                                 $11.18     $10.23      $8.25
   EOP Unit Value                                 $11.59     $11.18     $10.23      $8.25
   Number of Units                               534,649    590,808    314,757    196,720
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $10.08         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


APEX II - Prospectus (continued)


 SUB-ACCOUNT                                   2005     2004    2003    2002
 -----------------------------------------------------------------------------
 AIM V.I. -- Dynamics (1999)
    With No Optional Benefits
    BOP Unit Value                              $10.72   $9.61   $7.09
    EOP Unit Value                              $11.67  $10.72   $9.61   $7.09
    Number of Units                            602,064 668,032 889,464 543,762
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.80      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 AIM V.I. -- Technology (1999)
    With No Optional Benefits
    BOP Unit Value                               $8.09   $7.87   $5.50
    EOP Unit Value                               $8.13   $8.09   $7.87   $5.50
    Number of Units                            453,391 512,424 578,651 293,307
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.60      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 AIM V.I. -- Global Health Care (1999)
  (formerly AIM V.I. -- Health Sciences)
    With No Optional Benefits
    BOP Unit Value                              $10.64  $10.05   $8.00
    EOP Unit Value                              $11.31  $10.64  $10.05   $8.00
    Number of Units                          1,131,375 937,586 698,364 475,873
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $11.04      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 AIM V.I. -- Financial Services (1999)
    With No Optional Benefits
    BOP Unit Value                              $11.94  $11.17   $8.76
    EOP Unit Value                              $12.43  $11.94  $11.17   $8.76
    Number of Units                          1,042,992 585,185 607,265 366,258
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.62      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 Evergreen VA -- International Equity (2000)
    With No Optional Benefits
    BOP Unit Value                              $13.66  $11.65   $8.15
    EOP Unit Value                              $15.59  $13.66  $11.65   $8.15
    Number of Units                            689,816 414,631 189,143 113,389
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.88      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

APEX II - Prospectus (continued)


  SUB-ACCOUNT                             2005      2004      2003     2002
  ---------------------------------------------------------------------------
  Evergreen VA -- Special Equity (1999)
   (merged into Evergreen VA Growth)
     With No Optional Benefits
     BOP Unit Value                        $11.58    $11.12     $7.44
     EOP Unit Value                        $10.31    $11.58    $11.12   $7.44
     Number of Units                           --   702,642   815,621 127,728
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                         $9.26        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  Evergreen VA -- Omega (2000)
     With No Optional Benefits
     BOP Unit Value                        $11.29    $10.71     $7.78
     EOP Unit Value                        $11.53    $11.29    $10.71   $7.78
     Number of Units                      281,775   570,123   404,789  39,943
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.50        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  Evergreen VA Growth Fund
     With No Optional Benefits
     BOP Unit Value                            --
     EOP Unit Value                        $11.44        --
     Number of Units                      606,614        --
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $11.33        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Europe 30 (1999)
     With No Optional Benefits
     BOP Unit Value                        $12.17    $10.83     $7.93
     EOP Unit Value                        $12.94    $12.17    $10.83   $7.93
     Number of Units                    1,133,421 1,812,435 2,116,400 292,396
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.41        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Asia 30 (2002)
     With No Optional Benefits
     BOP Unit Value                        $12.30    $12.57     $7.75
     EOP Unit Value                        $14.45    $12.30    $12.57   $7.75
     Number of Units                    1,723,105   896,010   942,605 281,993
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $11.10        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


APEX II - Prospectus (continued)


   SUB-ACCOUNT                              2005     2004     2003     2002
   --------------------------------------------------------------------------
   ProFund VP -- Japan (2002)
      With No Optional Benefits
      BOP Unit Value                          $9.55   $9.03     $7.24
      EOP Unit Value                         $13.31   $9.55     $9.03   $7.24
      Number of Units                     3,413,955 710,879   426,718  65,845
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                         $13.38      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Banks (2002)
      With No Optional Benefits
      BOP Unit Value                         $11.98  $10.90     $8.56
      EOP Unit Value                         $11.77  $11.98    $10.90   $8.56
      Number of Units                       351,876 229,711    93,067 101,136
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                         $10.10      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Basic Materials (2002)
      With No Optional Benefits
      BOP Unit Value                         $11.87  $10.95     $8.46
      EOP Unit Value                         $11.96  $11.87    $10.95   $8.46
      Number of Units                       681,692 529,237 1,512,864  76,331
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                          $9.48      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Biotechnology (2001)
      With No Optional Benefits
      BOP Unit Value                         $10.52   $9.75     $7.09
      EOP Unit Value                         $12.34  $10.52     $9.75   $7.09
      Number of Units                       697,686 757,678   208,971 130,082
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                         $13.48      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Consumer Services (2002)
      With No Optional Benefits
      BOP Unit Value                          $9.56   $9.04     $7.25
      EOP Unit Value                          $8.97   $9.56     $9.04   $7.25
      Number of Units                        86,431 430,620   136,269 128,022
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                          $9.66      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

APEX II - Prospectus (continued)


   SUB-ACCOUNT                           2005      2004      2003     2002
   -------------------------------------------------------------------------
   ProFund VP -- Consumer Goods (2002)
      With No Optional Benefits
      BOP Unit Value                      $10.36     $9.64     $8.28
      EOP Unit Value                      $10.15    $10.36     $9.64   $8.28
      Number of Units                    161,037   369,007    58,425 148,446
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                       $9.73        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Oil & Gas (2001)
      With No Optional Benefits
      BOP Unit Value                      $13.33    $10.48     $8.71
      EOP Unit Value                      $17.22    $13.33    $10.48   $8.71
      Number of Units                  2,573,776 1,856,882 1,225,844 299,833
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.92        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Financials (2001)
      With No Optional Benefits
      BOP Unit Value                      $12.19    $11.23     $8.85
      EOP Unit Value                      $12.46    $12.19    $11.23   $8.85
      Number of Units                    616,873   553,342   398,159 221,377
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.53        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Health Care (2001)
      With No Optional Benefits
      BOP Unit Value                       $9.23     $9.17     $7.94
      EOP Unit Value                       $9.63     $9.23     $9.17   $7.94
      Number of Units                  2,175,821 1,318,525   707,449 388,508
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.46        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Industrials (2002)
      With No Optional Benefits
      BOP Unit Value                      $11.15    $10.01     $7.93
      EOP Unit Value                      $11.23    $11.15    $10.01   $7.93
      Number of Units                    211,677   253,411   318,339  12,642
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.06        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


APEX II - Prospectus (continued)


  SUB-ACCOUNT                            2005      2004      2003      2002
  ----------------------------------------------------------------------------
  ProFund VP -- Internet (2002)
     With No Optional Benefits
     BOP Unit Value                       $17.89    $15.00     $8.57
     EOP Unit Value                       $18.90    $17.89    $15.00     $8.57
     Number of Units                     467,320   992,879   206,876   306,572
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $12.71        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Pharmaceuticals (2002)
     With No Optional Benefits
     BOP Unit Value                        $7.93     $8.89     $8.56
     EOP Unit Value                        $7.51     $7.93     $8.89     $8.56
     Number of Units                     515,768   527,336   266,978   136,559
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                        $9.44        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Precious Metals (2002)
     With No Optional Benefits
     BOP Unit Value                       $11.77    $13.29     $9.70
     EOP Unit Value                       $14.62    $11.77    $13.29     $9.70
     Number of Units                   2,426,530 1,479,384 1,329,806 1,175,651
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $12.00        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Real Estate (2001)
     With No Optional Benefits
     BOP Unit Value                       $16.15    $12.91     $9.86
     EOP Unit Value                       $16.96    $16.15    $12.91     $9.86
     Number of Units                     501,989 1,816,706   462,906   441,318
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $11.17        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Semiconductor (2002)
     With No Optional Benefits
     BOP Unit Value                        $7.15     $9.51     $5.14
     EOP Unit Value                        $7.64     $7.15     $9.51     $5.14
     Number of Units                     746,085   694,352   423,958    93,241
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $10.65        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

APEX II - Prospectus (continued)


SUB-ACCOUNT                               2005      2004      2003      2002
-------------------------------------------------------------------------------
ProFund VP -- Technology (2001)
   With No Optional Benefits
   BOP Unit Value                           $8.48     $8.66     $6.03
   EOP Unit Value                           $8.45     $8.48     $8.66     $6.03
   Number of Units                        577,739   727,580   497,972   254,131
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                          $10.54        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Telecommunications (2001)
   With No Optional Benefits
   BOP Unit Value                           $8.19     $7.21     $7.15
   EOP Unit Value                           $7.52     $8.19     $7.21     $7.15
   Number of Units                        456,586   460,848   398,350   272,408
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                           $9.74        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Utilities (2001)
   With No Optional Benefits
   BOP Unit Value                          $11.13     $9.34     $7.83
   EOP Unit Value                          $12.37    $11.13     $9.34     $7.83
   Number of Units                      1,996,877 1,060,939   618,427   521,419
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                          $10.60        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Bull (2002)
   With No Optional Benefits
   BOP Unit Value                          $10.53     $9.84     $7.97
   EOP Unit Value                          $10.64    $10.53     $9.84     $7.97
   Number of Units                      7,846,866 8,215,357 3,563,562   954,792
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                          $10.12        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Bear (2001)
   With No Optional Benefits
   BOP Unit Value                           $7.45     $8.44    $11.38
   EOP Unit Value                           $7.23     $7.45     $8.44    $11.38
   Number of Units                      2,169,662 1,202,243 1,886,515 1,532,543
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                           $9.54        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


APEX II - Prospectus (continued)


   SUB-ACCOUNT                          2005      2004      2003      2002
   --------------------------------------------------------------------------
   ProFund VP -- Ultra Bull (2001)
      With No Optional Benefits
      BOP Unit Value                     $11.76    $10.20     $6.78
      EOP Unit Value                     $11.87    $11.76    $10.20     $6.78
      Number of Units                 1,158,025 2,817,803 1,431,345   297,435
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $10.25        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- OTC (2001)
      With No Optional Benefits
      BOP Unit Value                      $9.94     $9.32     $6.45
      EOP Unit Value                      $9.80     $9.94     $9.32     $6.45
      Number of Units                 2,467,486 4,885,351 4,445,234 1,346,852
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $10.55        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- Short OTC (2002)
      With No Optional Benefits
      BOP Unit Value                      $5.93     $6.78    $11.00
      EOP Unit Value                      $5.88     $5.93     $6.78    $11.00
      Number of Units                 2,494,108   908,064 1,535,439   433,181
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                      $9.14        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- UltraOTC (1999)
      With No Optional Benefits
      BOP Unit Value                      $7.89     $7.03     $3.53
      EOP Unit Value                      $7.47     $7.89     $7.03     $3.53
      Number of Units                 4,740,165 6,592,447 3,410,589 1,003,123
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $11.04        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- Mid-Cap Value (2002)
      With No Optional Benefits
      BOP Unit Value                     $11.67    $10.23     $7.66
      EOP Unit Value                     $12.49    $11.67    $10.23     $7.66
      Number of Units                 2,164,543 2,632,869 1,455,513   438,387
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $10.60        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

APEX II - Prospectus (continued)


  SUB-ACCOUNT                             2005      2004      2003     2002
  ---------------------------------------------------------------------------
  ProFund VP - Mid-Cap Growth (2002)
     With No Optional Benefits
     BOP Unit Value                        $10.58     $9.69     $7.70
     EOP Unit Value                        $11.58    $10.58     $9.69   $7.70
     Number of Units                    5,059,311 2,220,901 1,009,867 439,054
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.76        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- UltraMid-Cap (2002)
     With No Optional Benefits
     BOP Unit Value                        $11.99     $9.55     $5.71
     EOP Unit Value                        $13.91    $11.99     $9.55   $5.71
     Number of Units                    1,935,487 3,106,849 1,112,311 477,953
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $11.38        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Small-Cap Value (2002)
     With No Optional Benefits
     BOP Unit Value                        $11.10     $9.39     $7.09
     EOP Unit Value                        $11.35    $11.10     $9.39   $7.09
     Number of Units                    1,398,442 4,088,760 5,144,632 994,778
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.30        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Small-Cap Growth (2002)
     With No Optional Benefits
     BOP Unit Value                        $11.98    $10.16     $7.69
     EOP Unit Value                        $12.67    $11.98    $10.16   $7.69
     Number of Units                    4,579,887 4,677,820 3,868,951 772,260
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.48        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP Large-Cap Growth
     With No Optional Benefits
     BOP Unit Value                        $10.37        --        --
     EOP Unit Value                        $10.30    $10.37        --      --
     Number of Units                    2,620,748    72,725        --      --
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                         $9.98        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


APEX II - Prospectus (continued)


SUB-ACCOUNT                                 2005      2004      2003      2002
---------------------------------------------------------------------------------
ProFund VP Large-Cap Value
   With No Optional Benefits
   BOP Unit Value                            $10.37        --        --
   EOP Unit Value                            $10.51    $10.37        --        --
   Number of Units                        2,141,308   159,605        --        --
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                            $10.20        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
   With No Optional Benefits
   BOP Unit Value                             $9.70        --        --
   EOP Unit Value                             $8.64     $9.70        --        --
   Number of Units                          364,782    39,360        --        --
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                             $8.94        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP Short Small-Cap
   With No Optional Benefits
   BOP Unit Value                             $9.54        --        --
   EOP Unit Value                             $9.11     $9.54        --        --
   Number of Units                          220,843   136,809        --        --
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                             $9.17        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP -- UltraSmall-Cap (1999)
   With No Optional Benefits
   BOP Unit Value                            $15.52    $12.04     $6.14
   EOP Unit Value                            $15.23    $15.52    $12.04     $6.14
   Number of Units                          816,755 5,098,565 1,702,558   212,085
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                            $10.66        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP -- U.S. Government Plus (2002)
   With No Optional Benefits
   BOP Unit Value                            $11.79    $11.08    $11.56
   EOP Unit Value                            $12.64    $11.79    $11.08    $11.56
   Number of Units                        2,312,868 1,051,158   731,470 2,486,854
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                            $10.54        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

APEX II - Prospectus (continued)


SUB-ACCOUNT                                     2005      2004      2003     2002
-----------------------------------------------------------------------------------
ProFund VP -- Rising Rates Opportunity (2002)
   With No Optional Benefits
   BOP Unit Value                                 $6.63     $7.56     $8.02
   EOP Unit Value                                 $6.00     $6.63     $7.56   $8.02
   Number of Units                            3,415,324 5,314,528 1,817,924 165,792
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                 $9.08        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
Access VP High Yield
   With No Optional Benefits
   BOP Unit Value                                    --
   EOP Unit Value                                $10.56        --
   Number of Units                              899,141
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                $10.47        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
First Trust(R) 10 Uncommon Values (2000)
   With No Optional Benefits
   BOP Unit Value                                $10.03     $9.16     $6.80
   EOP Unit Value                                 $9.92    $10.03     $9.16   $6.80
   Number of Units                               87,726    91,924    66,435  19,826
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                 $9.74        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
First Trust Global Dividend Target 15
   With No Optional Benefits
   BOP Unit Value                                $11.85        --        --
   EOP Unit Value                                $12.84    $11.85        --      --
   Number of Units                              590,605   311,233        --      --
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                $10.83        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
First Trust Managed VIP
   With No Optional Benefits
   BOP Unit Value                                $11.32        --        --
   EOP Unit Value                                $11.94    $11.32        --      --
   Number of Units                            2,420,873 1,777,316        --      --
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                $10.43        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


APEX II - Prospectus (continued)


        SUB-ACCOUNT                           2005     2004   2003 2002
        ---------------------------------------------------------------
        First Trust NASDAQ Target 15
           With No Optional Benefits
           BOP Unit Value                      $10.66      --  --
           EOP Unit Value                      $10.83  $10.66  --   --
           Number of Units                    134,177  82,809  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                      $10.75      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust S&P Target 24
           With No Optional Benefits
           BOP Unit Value                      $10.75      --  --
           EOP Unit Value                      $11.01  $10.75  --   --
           Number of Units                    304,840 173,851  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                      $10.48      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust The Dow Target 10
           With No Optional Benefits
           BOP Unit Value                      $10.48      --  --
           EOP Unit Value                       $9.98  $10.48  --   --
           Number of Units                    194,864 155,695  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                       $9.53      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust The Dow Target Dividend
           With No Optional Benefits
           BOP Unit Value                          --      --  --
           EOP Unit Value                       $9.76      --  --   --
           Number of Units                  1,240,527      --  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                       $9.67      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust Value Line Target 25
           With No Optional Benefits
           BOP Unit Value                      $12.59      --  --
           EOP Unit Value                      $14.82  $12.59  --   --
           Number of Units                  1,068,339 389,792  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                      $11.11      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASXT Six - Prospectus (continued)


     SUB-ACCOUNT                                     2005    2004 2003 2002
     ----------------------------------------------------------------------
     AST Aggressive Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.00  --   --   --
        Number of Units                              649,829  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                 $9.99  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Capital Growth Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.01  --   --   --
        Number of Units                            2,586,012  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.00  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Balanced Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.02  --   --   --
        Number of Units                            2,726,484  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.01  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Conservative Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.03  --   --   --
        Number of Units                              685,724  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.02  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Preservation Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.04  --   --   --
        Number of Units                              115,215  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.03  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASXT Six - Prospectus (continued)


SUB-ACCOUNT                                      2005       2004      2003      2002
---------------------------------------------------------------------------------------
AST JP Morgan International Equity
   With No Optional Benefits
   BOP Unit Value                                 $12.67     $11.00     $8.56
   EOP Unit Value                                 $13.84     $12.67    $11.00     $8.56
   Number of Units                             5,621,836  3,227,381 2,415,394 2,569,506
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.53         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST William Blair International Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                 $15.30     $13.39     $9.72
   EOP Unit Value                                 $17.54     $15.30    $13.39     $9.72
   Number of Units                            12,141,522 11,265,469 5,547,558   835,523
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $11.16         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST LSV International Value
   With No Optional Benefits
   BOP Unit Value                                 $12.84     $10.79     $8.19
   EOP Unit Value                                 $14.36     $12.84    $10.79     $8.19
   Number of Units                             2,013,544  1,897,469 1,201,268   269,995
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.59         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST MFS Global Equity (1999)
   With No Optional Benefits
   BOP Unit Value                                 $13.16     $11.30     $9.04
   EOP Unit Value                                 $13.92     $13.16    $11.30     $9.04
   Number of Units                             1,907,776  2,276,801 1,393,001   969,509
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.36         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST Small-Cap Growth
   With No Optional Benefits
   BOP Unit Value                                  $9.05      $9.89     $6.92
   EOP Unit Value                                  $9.04      $9.05     $9.89     $6.92
   Number of Units                             2,134,730  2,242,129 3,292,593 1,970,250
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.31         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASXT Six - Prospectus (continued)


SUB-ACCOUNT                                 2005       2004       2003      2002
-----------------------------------------------------------------------------------
AST DeAM Small-Cap Growth (1999)
   With No Optional Benefits
   BOP Unit Value                            $11.98     $11.13      $7.67
   EOP Unit Value                            $11.83     $11.98     $11.13     $7.67
   Number of Units                        1,385,430  1,618,719  1,682,193   639,695
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.20         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
   With No Optional Benefits
   BOP Unit Value                            $15.42     $12.74      $7.64
   EOP Unit Value                            $16.60     $15.42     $12.74     $7.64
   Number of Units                        5,464,856  4,808,453  3,085,373 1,255,415
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.84         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value (1997)
   With No Optional Benefits
   BOP Unit Value                            $15.19     $12.85      $9.26
   EOP Unit Value                            $15.68     $15.19     $12.85     $9.26
   Number of Units                        1,243,642  1,541,896  1,504,296 1,492,775
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.44         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST Small-Cap Value (1997)
   With No Optional Benefits
   BOP Unit Value                            $14.22     $12.42      $9.30
   EOP Unit Value                            $14.91     $14.22     $12.42     $9.30
   Number of Units                       11,285,282 10,785,030 10,183,346 6,141,523
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.53         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST DeAM Small-Cap Value (2002)
   With No Optional Benefits
   BOP Unit Value                            $12.99     $10.81      $7.66
   EOP Unit Value                            $12.92     $12.99     $10.81     $7.66
   Number of Units                        2,106,236  2,143,020  1,134,865   423,387
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                             $9.90         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASXT Six - Prospectus (continued)


SUB-ACCOUNT                                           2005       2004      2003      2002
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
   With No Optional Benefits
   BOP Unit Value                                      $11.80     $10.31     $7.97
   EOP Unit Value                                      $12.16     $11.80    $10.31     $7.97
   Number of Units                                  5,391,424  4,375,813 3,027,057 1,273,118
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $10.46         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth (1994)
   With No Optional Benefits
   BOP Unit Value                                      $10.86      $9.51     $7.41
   EOP Unit Value                                      $12.12     $10.86     $9.51     $7.41
   Number of Units                                  5,728,446  4,715,301 3,415,318 2,175,250
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $11.21         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1993)
   With No Optional Benefits
   BOP Unit Value                                      $14.51     $12.01     $8.96
   EOP Unit Value                                      $15.99     $14.51    $12.01     $8.96
   Number of Units                                 12,260,007 11,461,684 8,530,129 5,118,558
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $10.76         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Alger All-Cap Growth (2000)
 (merged into AST Neuberger Berman Mid-Cap Growth)
   With No Optional Benefits
   BOP Unit Value                                       $9.67      $9.07     $6.80
   EOP Unit Value                                      $11.10      $9.67     $9.07     $6.80
   Number of Units                                         --  1,798,457 2,002,166   658,419
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $11.59         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Mid-Cap Value (2000)
 (formerly AST Gabelli All-Cap Value)
   With No Optional Benefits
   BOP Unit Value                                      $12.38     $10.91     $8.17
   EOP Unit Value                                      $12.83     $12.38    $10.91     $8.17
   Number of Units                                  1,988,252  2,587,064 2,513,413 1,200,225
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $10.24         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASXT Six - Prospectus (continued)


SUB-ACCOUNT                                           2005       2004       2003       2002
----------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources (1995)
   With No Optional Benefits
   BOP Unit Value                                      $16.25     $12.59      $9.59
   EOP Unit Value                                      $21.00     $16.25     $12.59      $9.59
   Number of Units                                  3,677,614  2,040,188  2,011,627    724,670
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --         --
   EOP Unit Value                                      $11.61         --         --         --
   Number of Units                                         --         --         --         --
----------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
 (formerly AST AllianceBernstein Large-Cap Growth)
   With No Optional Benefits
   BOP Unit Value                                       $9.44      $9.08      $7.46
   EOP Unit Value                                      $10.81      $9.44      $9.08      $7.46
   Number of Units                                  3,925,740  2,378,881  2,098,873  1,869,353
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --         --
   EOP Unit Value                                      $11.98         --         --         --
   Number of Units                                         --         --         --         --
----------------------------------------------------------------------------------------------
AST MFS Growth (1999)
   With No Optional Benefits
   BOP Unit Value                                       $9.97      $9.16      $7.58
   EOP Unit Value                                      $10.43      $9.97      $9.16      $7.58
   Number of Units                                  5,915,443  4,529,834  4,784,269  2,930,432
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --         --
   EOP Unit Value                                      $10.64         --         --         --
   Number of Units                                         --         --         --         --
----------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                      $12.26     $10.78      $8.32
   EOP Unit Value                                      $12.88     $12.26     $10.78      $8.32
   Number of Units                                 32,140,125 28,117,310 20,138,164 10,144,317
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --         --
   EOP Unit Value                                      $10.78         --         --         --
   Number of Units                                         --         --         --         --
----------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth (1992)
   With No Optional Benefits
   BOP Unit Value                                       $9.64      $9.45      $7.67
   EOP Unit Value                                       $9.80      $9.64      $9.45      $7.67
   Number of Units                                  2,531,900  2,785,100  2,053,023  1,349,939
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --         --
   EOP Unit Value                                      $10.64         --         --         --
   Number of Units                                         --         --         --         --
----------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASXT Six - Prospectus (continued)


SUB-ACCOUNT                                              2005      2004      2003      2002
----------------------------------------------------------------------------------------------
AST DeAM Large-Cap Value (2000)
   With No Optional Benefits
   BOP Unit Value                                         $12.53    $10.78     $8.66
   EOP Unit Value                                         $13.47    $12.53    $10.78     $8.66
   Number of Units                                     2,585,881 2,351,197 1,072,256   664,649
   With LT5, HDV, and EBP
   BOP Unit Value                                             --        --        --
   EOP Unit Value                                         $10.59        --        --        --
   Number of Units                                            --        --        --        --
----------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value (2001)
 (merged into AST AllianceBernstein Managed Index 500)
   With No Optional Benefits
   BOP Unit Value                                         $10.72     $9.91     $7.99
   EOP Unit Value                                         $11.86    $10.72     $9.91     $7.99
   Number of Units                                            -- 1,620,391 1,387,072   965,912
   With LT5, HDV, and EBP
   BOP Unit Value                                             --        --        --
   EOP Unit Value                                         $11.21        --        --        --
   Number of Units                                            --        --        --        --
----------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value (2001)
   With No Optional Benefits
   BOP Unit Value                                         $12.39    $11.06     $8.76
   EOP Unit Value                                         $12.86    $12.39    $11.06     $8.76
   Number of Units                                     4,311,857 4,643,022 3,621,862 6,005,922
   With LT5, HDV, and EBP
   BOP Unit Value                                             --        --        --
   EOP Unit Value                                         $10.20        --        --        --
   Number of Units                                            --        --        --        --
----------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate (1998)
   With No Optional Benefits
   BOP Unit Value                                         $18.49    $13.63    $10.08
   EOP Unit Value                                         $20.88    $18.49    $13.63    $10.08
   Number of Units                                     3,749,124 4,080,179 3,097,315 1,563,489
   With LT5, HDV, and EBP
   BOP Unit Value                                             --        --        --
   EOP Unit Value                                         $11.88        --        --        --
   Number of Units                                            --        --        --        --
----------------------------------------------------------------------------------------------
AST AllianceBernstein Managed Index 500 (1998)
   With No Optional Benefits
   BOP Unit Value                                         $11.07    $10.23     $8.17
   EOP Unit Value                                         $11.27    $11.07    $10.23     $8.17
   Number of Units                                     6,774,078 6,845,372 5,442,511 3,662,406
   With LT5, HDV, and EBP
   BOP Unit Value                                             --        --        --
   EOP Unit Value                                         $10.28        --        --        --
   Number of Units                                            --        --        --        --
----------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASXT Six - Prospectus (continued)


SUB-ACCOUNT                                         2005       2004       2003      2002
-------------------------------------------------------------------------------------------
AST American Century Income & Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                    $11.57     $10.45      $8.25
   EOP Unit Value                                    $11.90     $11.57     $10.45     $8.25
   Number of Units                                4,205,655  4,670,846  2,115,438 1,751,136
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.22         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income (1992)
   With No Optional Benefits
   BOP Unit Value                                    $11.46     $10.50      $8.06
   EOP Unit Value                                    $11.81     $11.46     $10.50     $8.06
   Number of Units                               31,190,346 25,850,506 21,264,670 6,667,373
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.15         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST Large-Cap Value
 (formerly AST Hotchkis & Wiley Large-Cap Value)
   With No Optional Benefits
   BOP Unit Value                                    $11.17      $9.83      $8.34
   EOP Unit Value                                    $11.69     $11.17      $9.83     $8.34
   Number of Units                                5,245,455  3,717,848  2,647,064 2,110,071
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.44         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST Global Allocation (1993)
   With No Optional Benefits
   BOP Unit Value                                    $11.19     $10.24      $8.71
   EOP Unit Value                                    $11.77     $11.19     $10.24     $8.71
   Number of Units                                1,055,033  1,061,887    898,161   847,517
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.50         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST American Century Strategic Balanced (1997)
   With No Optional Benefits
   BOP Unit Value                                    $11.46     $10.69      $9.14
   EOP Unit Value                                    $11.79     $11.46     $10.69     $9.14
   Number of Units                                2,294,531  2,335,598  2,045,205 1,126,058
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.20         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASXT Six - Prospectus (continued)


SUB-ACCOUNT                                      2005       2004       2003       2002
-----------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation (1994)
   With No Optional Benefits
   BOP Unit Value                                 $12.13     $11.09      $9.09
   EOP Unit Value                                 $12.49     $12.13     $11.09      $9.09
   Number of Units                             4,192,626  3,551,315  2,243,566    921,329
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $10.24         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
   With No Optional Benefits
   BOP Unit Value                                 $13.45     $12.59     $11.34
   EOP Unit Value                                 $12.64     $13.45     $12.59     $11.34
   Number of Units                             6,261,824  4,717,822  2,962,471  1,739,313
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.34         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST High Yield
 (formerly AST Goldman Sachs High Yield Bond)
   With No Optional Benefits
   BOP Unit Value                                 $12.69     $11.61      $9.71
   EOP Unit Value                                 $12.62     $12.69     $11.61      $9.71
   Number of Units                             9,658,908 13,717,125 12,201,163  5,592,940
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.75         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
   With No Optional Benefits
   BOP Unit Value                                 $12.26     $11.61      $9.94
   EOP Unit Value                                 $12.20     $12.26     $11.61      $9.94
   Number of Units                            12,427,806  8,369,008  7,751,236  4,146,530
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.84         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
   With No Optional Benefits
   BOP Unit Value                                 $11.31     $10.95     $10.57
   EOP Unit Value                                 $11.40     $11.31     $10.95     $10.57
   Number of Units                            22,436,395 33,208,749 26,287,388 20,544,075
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $10.04         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASXT Six - Prospectus (continued)


SUB-ACCOUNT                                      2005       2004       2003       2002
-----------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
   With No Optional Benefits
   BOP Unit Value                                 $10.55     $10.51     $10.34
   EOP Unit Value                                 $10.54     $10.55     $10.51     $10.34
   Number of Units                            28,031,653 21,299,789 15,242,856 11,274,642
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.94         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST Money Market (1992)
   With No Optional Benefits
   BOP Unit Value                                  $9.78      $9.86      $9.96
   EOP Unit Value                                  $9.88      $9.78      $9.86      $9.96
   Number of Units                            42,442,274 29,870,576 32,730,501 36,255,772
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.99         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
SP William Blair International Growth
   With No Optional Benefits
   BOP Unit Value                                 $10.53         --         --
   EOP Unit Value                                 $12.05     $10.53         --         --
   Number of Units                               672,243    269,671         --         --
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $11.18         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
Gartmore Variable Investment Trust --
 GVIT Developing Markets (1996)
   With No Optional Benefits
   BOP Unit Value                                 $16.02     $13.60      $8.66
   EOP Unit Value                                 $20.72     $16.02     $13.60      $8.66
   Number of Units                             3,395,891  2,103,950  1,763,660    283,466
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $11.93         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income (1999)
 (formerly WFVT Advantage Equity Income)
   With No Optional Benefits
   BOP Unit Value                                 $11.18     $10.23      $8.25
   EOP Unit Value                                 $11.59     $11.18     $10.23      $8.25
   Number of Units                               534,649    590,808    314,757    196,720
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $10.08         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASXT Six - Prospectus (continued)


 SUB-ACCOUNT                                   2005     2004    2003    2002
 -----------------------------------------------------------------------------
 AIM V.I. -- Dynamics (1999)
    With No Optional Benefits
    BOP Unit Value                              $10.72   $9.61   $7.09
    EOP Unit Value                              $11.67  $10.72   $9.61   $7.09
    Number of Units                            602,064 668,032 889,464 543,762
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.80      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 AIM V.I. -- Technology (1999)
    With No Optional Benefits
    BOP Unit Value                               $8.09   $7.87   $5.50
    EOP Unit Value                               $8.13   $8.09   $7.87   $5.50
    Number of Units                            453,391 512,424 578,651 293,307
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.60      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 AIM V.I. -- Global Health Care (1999)
  (formerly AIM V.I. -- Health Sciences)
    With No Optional Benefits
    BOP Unit Value                              $10.64  $10.05   $8.00
    EOP Unit Value                              $11.31  $10.64  $10.05   $8.00
    Number of Units                          1,131,375 937,586 698,364 475,873
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $11.04      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 AIM V.I. -- Financial Services (1999)
    With No Optional Benefits
    BOP Unit Value                              $11.94  $11.17   $8.76
    EOP Unit Value                              $12.43  $11.94  $11.17   $8.76
    Number of Units                          1,042,992 585,185 607,265 366,258
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.62      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 Evergreen VA -- International Equity (2000)
    With No Optional Benefits
    BOP Unit Value                              $13.66  $11.65   $8.15
    EOP Unit Value                              $15.59  $13.66  $11.65   $8.15
    Number of Units                            689,816 414,631 189,143 113,389
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.88      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASXT Six - Prospectus (continued)


  SUB-ACCOUNT                             2005      2004      2003     2002
  ---------------------------------------------------------------------------
  Evergreen VA -- Special Equity (1999)
   (merged into Evergreen VA Growth)
     With No Optional Benefits
     BOP Unit Value                        $11.58    $11.12     $7.44
     EOP Unit Value                        $10.31    $11.58    $11.12   $7.44
     Number of Units                           --   702,642   815,621 127,728
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                         $9.26        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  Evergreen VA -- Omega (2000)
     With No Optional Benefits
     BOP Unit Value                        $11.29    $10.71     $7.78
     EOP Unit Value                        $11.53    $11.29    $10.71   $7.78
     Number of Units                      281,775   570,123   404,789  39,943
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.50        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  Evergreen VA Growth Fund
     With No Optional Benefits
     BOP Unit Value                            --        --        --      --
     EOP Unit Value                        $11.44        --        --      --
     Number of Units                      606,614        --        --      --
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $11.33        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Europe 30 (1999)
     With No Optional Benefits
     BOP Unit Value                        $12.17    $10.83     $7.93
     EOP Unit Value                        $12.94    $12.17    $10.83   $7.93
     Number of Units                    1,133,421 1,812,435 2,116,400 292,396
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.41        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Asia 30 (2002)
     With No Optional Benefits
     BOP Unit Value                        $12.30    $12.57     $7.75
     EOP Unit Value                        $14.45    $12.30    $12.57   $7.75
     Number of Units                    1,723,105   896,010   942,605 281,993
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $11.10        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASXT Six - Prospectus (continued)


   SUB-ACCOUNT                              2005     2004     2003     2002
   --------------------------------------------------------------------------
   ProFund VP -- Japan (2002)
      With No Optional Benefits
      BOP Unit Value                          $9.55   $9.03     $7.24
      EOP Unit Value                         $13.31   $9.55     $9.03   $7.24
      Number of Units                     3,413,955 710,879   426,718  65,845
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                         $13.38      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Banks (2002)
      With No Optional Benefits
      BOP Unit Value                         $11.98  $10.90     $8.56
      EOP Unit Value                         $11.77  $11.98    $10.90   $8.56
      Number of Units                       351,876 229,711    93,067 101,136
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                         $10.10      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Basic Materials (2002)
      With No Optional Benefits
      BOP Unit Value                         $11.87  $10.95     $8.46
      EOP Unit Value                         $11.96  $11.87    $10.95   $8.46
      Number of Units                       681,692 529,237 1,512,864  76,331
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                          $9.48      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Biotechnology (2001)
      With No Optional Benefits
      BOP Unit Value                         $10.52   $9.75     $7.09
      EOP Unit Value                         $12.34  $10.52     $9.75   $7.09
      Number of Units                       697,686 757,678   208,971 130,082
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                         $13.48      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Consumer Services (2002)
      With No Optional Benefits
      BOP Unit Value                          $9.56   $9.04     $7.25
      EOP Unit Value                          $8.97   $9.56     $9.04   $7.25
      Number of Units                        86,431 430,620   136,269 128,022
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                          $9.66      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASXT Six - Prospectus (continued)


   SUB-ACCOUNT                           2005      2004      2003     2002
   -------------------------------------------------------------------------
   ProFund VP -- Consumer Goods (2002)
      With No Optional Benefits
      BOP Unit Value                      $10.36     $9.64     $8.28
      EOP Unit Value                      $10.15    $10.36     $9.64   $8.28
      Number of Units                    161,037   369,007    58,425 148,446
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                       $9.73        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Oil & Gas (2001)
      With No Optional Benefits
      BOP Unit Value                      $13.33    $10.48     $8.71
      EOP Unit Value                      $17.22    $13.33    $10.48   $8.71
      Number of Units                  2,573,776 1,856,882 1,225,844 299,833
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.92        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Financials (2001)
      With No Optional Benefits
      BOP Unit Value                      $12.19    $11.23     $8.85
      EOP Unit Value                      $12.46    $12.19    $11.23   $8.85
      Number of Units                    616,873   553,342   398,159 221,377
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.53        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Health Care (2001)
      With No Optional Benefits
      BOP Unit Value                       $9.23     $9.17     $7.94
      EOP Unit Value                       $9.63     $9.23     $9.17   $7.94
      Number of Units                  2,175,821 1,318,525   707,449 388,508
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.46        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Industrials (2002)
      With No Optional Benefits
      BOP Unit Value                      $11.15    $10.01     $7.93
      EOP Unit Value                      $11.23    $11.15    $10.01   $7.93
      Number of Units                    211,677   253,411   318,339  12,642
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.06        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASXT Six - Prospectus (continued)


  SUB-ACCOUNT                            2005      2004      2003      2002
  ----------------------------------------------------------------------------
  ProFund VP -- Internet (2002)
     With No Optional Benefits
     BOP Unit Value                       $17.89    $15.00     $8.57
     EOP Unit Value                       $18.90    $17.89    $15.00     $8.57
     Number of Units                     467,320   992,879   206,876   306,572
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $12.71        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Pharmaceuticals (2002)
     With No Optional Benefits
     BOP Unit Value                        $7.93     $8.89     $8.56
     EOP Unit Value                        $7.51     $7.93     $8.89     $8.56
     Number of Units                     515,768   527,336   266,978   136,559
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                        $9.44        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Precious Metals (2002)
     With No Optional Benefits
     BOP Unit Value                       $11.77    $13.29     $9.70
     EOP Unit Value                       $14.62    $11.77    $13.29     $9.70
     Number of Units                   2,426,530 1,479,384 1,329,806 1,175,651
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $12.00        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Real Estate (2001)
     With No Optional Benefits
     BOP Unit Value                       $16.15    $12.91     $9.86
     EOP Unit Value                       $16.96    $16.15    $12.91     $9.86
     Number of Units                     501,989 1,816,706   462,906   441,318
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $11.17        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Semiconductor (2002)
     With No Optional Benefits
     BOP Unit Value                        $7.15     $9.51     $5.14
     EOP Unit Value                        $7.64     $7.15     $9.51     $5.14
     Number of Units                     746,085   694,352   423,958    93,241
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $10.65        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASXT Six - Prospectus (continued)


SUB-ACCOUNT                               2005      2004      2003      2002
-------------------------------------------------------------------------------
ProFund VP -- Technology (2001)
   With No Optional Benefits
   BOP Unit Value                           $8.48     $8.66     $6.03
   EOP Unit Value                           $8.45     $8.48     $8.66     $6.03
   Number of Units                        577,739   727,580   497,972   254,131
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                          $10.54        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Telecommunications (2001)
   With No Optional Benefits
   BOP Unit Value                           $8.19     $7.21     $7.15
   EOP Unit Value                           $7.52     $8.19     $7.21     $7.15
   Number of Units                        456,586   460,848   398,350   272,408
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                           $9.74        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Utilities (2001)
   With No Optional Benefits
   BOP Unit Value                          $11.13     $9.34     $7.83
   EOP Unit Value                          $12.37    $11.13     $9.34     $7.83
   Number of Units                      1,996,877 1,060,939   618,427   521,419
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                          $10.60        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Bull (2002)
   With No Optional Benefits
   BOP Unit Value                          $10.53     $9.84     $7.97
   EOP Unit Value                          $10.64    $10.53     $9.84     $7.97
   Number of Units                      7,846,866 8,215,357 3,563,562   954,792
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                          $10.12        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Bear (2001)
   With No Optional Benefits
   BOP Unit Value                           $7.45     $8.44    $11.38
   EOP Unit Value                           $7.23     $7.45     $8.44    $11.38
   Number of Units                      2,169,659 1,202,243 1,886,515 1,532,543
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                           $9.54        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASXT Six - Prospectus (continued)


   SUB-ACCOUNT                          2005      2004      2003      2002
   --------------------------------------------------------------------------
   ProFund VP -- Ultra Bull (2001)
      With No Optional Benefits
      BOP Unit Value                     $11.76    $10.20     $6.78
      EOP Unit Value                     $11.87    $11.76    $10.20     $6.78
      Number of Units                 1,158,025 2,817,803 1,431,345   297,435
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $10.25        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- OTC (2001)
      With No Optional Benefits
      BOP Unit Value                      $9.94     $9.32     $6.45
      EOP Unit Value                      $9.80     $9.94     $9.32     $6.45
      Number of Units                 2,467,486 4,885,351 4,445,234 1,346,852
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $10.55        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- Short OTC (2002)
      With No Optional Benefits
      BOP Unit Value                      $5.93     $6.78    $11.00
      EOP Unit Value                      $5.88     $5.93     $6.78    $11.00
      Number of Units                 2,494,108   908,064 1,535,439   433,181
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                      $9.14        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- UltraOTC (1999)
      With No Optional Benefits
      BOP Unit Value                      $7.89     $7.03     $3.53
      EOP Unit Value                      $7.47     $7.89     $7.03     $3.53
      Number of Units                 4,740,165 6,592,447 3,410,589 1,003,123
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $11.04        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- Mid-Cap Value (2002)
      With No Optional Benefits
      BOP Unit Value                     $11.67    $10.23     $7.66
      EOP Unit Value                     $12.49    $11.67    $10.23     $7.66
      Number of Units                 2,164,543 2,632,869 1,455,513   438,387
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $10.60        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASXT Six - Prospectus (continued)


  SUB-ACCOUNT                             2005      2004      2003     2002
  ---------------------------------------------------------------------------
  ProFund VP -- Mid-Cap Growth (2002)
     With No Optional Benefits
     BOP Unit Value                        $10.58     $9.69     $7.70
     EOP Unit Value                        $11.58    $10.58     $9.69   $7.70
     Number of Units                    5,059,311 2,220,901 1,009,867 439,054
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.76        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- UltraMid-Cap (2002)
     With No Optional Benefits
     BOP Unit Value                        $11.99     $9.55     $5.71
     EOP Unit Value                        $13.91    $11.99     $9.55   $5.71
     Number of Units                    1,935,487 3,106,849 1,112,311 477,953
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $11.38        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Small-Cap Value (2002)
     With No Optional Benefits
     BOP Unit Value                        $11.10     $9.39     $7.09
     EOP Unit Value                        $11.35    $11.10     $9.39   $7.09
     Number of Units                    1,398,442 4,088,760 5,144,632 994,778
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.30        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Small-Cap Growth (2002)
     With No Optional Benefits
     BOP Unit Value                        $11.98    $10.16     $7.69
     EOP Unit Value                        $12.67    $11.98    $10.16   $7.69
     Number of Units                    4,579,887 4,677,820 3,868,951 772,260
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.48        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP Large-Cap Growth
     With No Optional Benefits
     BOP Unit Value                        $10.37        --        --
     EOP Unit Value                        $10.30    $10.37        --      --
     Number of Units                    2,620,751    72,725        --      --
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                         $9.98        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASXT Six - Prospectus (continued)


SUB-ACCOUNT                                 2005      2004      2003      2002
---------------------------------------------------------------------------------
ProFund VP Large-Cap Value
   With No Optional Benefits
   BOP Unit Value                            $10.37        --        --
   EOP Unit Value                            $10.51    $10.37        --        --
   Number of Units                        2,141,308   159,605        --        --
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                            $10.20        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
   With No Optional Benefits
   BOP Unit Value                             $9.70        --        --
   EOP Unit Value                             $8.64     $9.70        --        --
   Number of Units                          364,782    39,360        --        --
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                             $8.94        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP Short Small-Cap
   With No Optional Benefits
   BOP Unit Value                             $9.54        --        --
   EOP Unit Value                             $9.11     $9.54        --        --
   Number of Units                          220,843   136,809        --        --
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                             $9.17        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP -- UltraSmall-Cap (1999)
   With No Optional Benefits
   BOP Unit Value                            $15.52    $12.04     $6.14
   EOP Unit Value                            $15.23    $15.52    $12.04     $6.14
   Number of Units                          816,755 5,098,565 1,702,558   212,085
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                            $10.66        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP -- U.S. Government Plus (2002)
   With No Optional Benefits
   BOP Unit Value                            $11.79    $11.08    $11.56
   EOP Unit Value                            $12.64    $11.79    $11.08    $11.56
   Number of Units                        2,312,868 1,051,158   731,470 2,486,854
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                            $10.54        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASXT Six - Prospectus (continued)


SUB-ACCOUNT                                     2005      2004      2003     2002
-----------------------------------------------------------------------------------
ProFund VP -- Rising Rates Opportunity (2002)
   With No Optional Benefits
   BOP Unit Value                                 $6.63     $7.56     $8.02
   EOP Unit Value                                 $6.00     $6.63     $7.56   $8.02
   Number of Units                            3,415,324 5,314,528 1,817,924 165,792
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                 $9.08        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
Access VP High Yield
   With No Optional Benefits
   BOP Unit Value                                    --        --        --      --
   EOP Unit Value                                $10.56        --        --      --
   Number of Units                              899,141        --        --      --
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                $10.47        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
First Trust(R) 10 Uncommon Values (2000)
   With No Optional Benefits
   BOP Unit Value                                $10.03     $9.16     $6.80
   EOP Unit Value                                 $9.92    $10.03     $9.16   $6.80
   Number of Units                               87,726    91,924    66,435  19,826
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                 $9.74        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
First Trust Global Dividend Target 15
   With No Optional Benefits
   BOP Unit Value                                $11.85        --        --
   EOP Unit Value                                $12.84    $11.85        --      --
   Number of Units                              590,605   311,233        --      --
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                $10.83        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
First Trust Managed VIP
   With No Optional Benefits
   BOP Unit Value                                $11.32        --        --
   EOP Unit Value                                $11.94    $11.32        --      --
   Number of Units                            2,420,873 1,777,316        --      --
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                $10.43        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASXT Six - Prospectus (continued)

        SUB-ACCOUNT                           2005     2004   2003 2002
        ---------------------------------------------------------------
        First Trust NASDAQ Target 15
           With No Optional Benefits
           BOP Unit Value                      $10.66      --  --
           EOP Unit Value                      $10.83  $10.66  --   --
           Number of Units                    134,177  82,809  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                      $10.75      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust S&P Target 24
           With No Optional Benefits
           BOP Unit Value                      $10.75      --  --
           EOP Unit Value                      $11.01  $10.75  --   --
           Number of Units                    304,840 173,851  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                      $10.48      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust The Dow Target 10
           With No Optional Benefits
           BOP Unit Value                      $10.48      --  --
           EOP Unit Value                       $9.98  $10.48  --   --
           Number of Units                    194,864 155,695  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                       $9.53      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust The Dow Target Dividend
           With No Optional Benefits
           BOP Unit Value                          --      --  --
           EOP Unit Value                       $9.76      --  --   --
           Number of Units                  1,240,527      --  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                       $9.67      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust Value Line Target 25
           With No Optional Benefits
           BOP Unit Value                      $12.59      --  --
           EOP Unit Value                      $14.82  $12.59  --   --
           Number of Units                  1,068,339 389,792  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                      $11.11      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASL II - Prospectus



     SUB-ACCOUNT                                     2005    2004 2003 2002
     ----------------------------------------------------------------------
     AST Aggressive Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.00  --   --   --
        Number of Units                              649,829  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                 $9.99  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Capital Growth Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.01  --   --   --
        Number of Units                            2,586,012  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.00  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Balanced Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.02  --   --   --
        Number of Units                            2,726,484  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.01  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Conservative Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.03  --   --   --
        Number of Units                              685,724  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.02  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------
     AST Preservation Asset Allocation Portfolio
        With No Optional Benefits
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.04  --   --   --
        Number of Units                              115,215  --   --   --
        With LT5, HDV, and EBP
        BOP Unit Value                                    --  --   --
        EOP Unit Value                                $10.03  --   --   --
        Number of Units                                   --  --   --   --
     ----------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASL II - Prospectus (continued)


SUB-ACCOUNT                                      2005       2004      2003      2002
---------------------------------------------------------------------------------------
AST JP Morgan International Equity
   With No Optional Benefits
   BOP Unit Value                                 $12.67     $11.00     $8.56
   EOP Unit Value                                 $13.84     $12.67    $11.00     $8.56
   Number of Units                             5,621,836  3,227,381 2,415,394 2,569,506
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.53         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST William Blair International Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                 $15.30     $13.39     $9.72
   EOP Unit Value                                 $17.54     $15.30    $13.39     $9.72
   Number of Units                            12,141,522 11,265,469 5,547,558   835,523
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $11.16         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST LSV International Value
   With No Optional Benefits
   BOP Unit Value                                 $12.84     $10.79     $8.19
   EOP Unit Value                                 $14.36     $12.84    $10.79     $8.19
   Number of Units                             2,013,544  1,897,469 1,201,268   269,995
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.59         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST MFS Global Equity (1999)
   With No Optional Benefits
   BOP Unit Value                                 $13.16     $11.30     $9.04
   EOP Unit Value                                 $13.92     $13.16    $11.30     $9.04
   Number of Units                             1,907,776  2,276,801 1,393,001   969,509
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.36         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST Small-Cap Growth
   With No Optional Benefits
   BOP Unit Value                                  $9.05      $9.89     $6.92
   EOP Unit Value                                  $9.04      $9.05     $9.89     $6.92
   Number of Units                             2,134,730  2,242,129 3,292,593 1,970,250
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.31         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASL II - Prospectus (continued)


SUB-ACCOUNT                                 2005       2004       2003      2002
-----------------------------------------------------------------------------------
AST DeAM Small-Cap Growth (1999)
   With No Optional Benefits
   BOP Unit Value                            $11.98     $11.13      $7.67
   EOP Unit Value                            $11.83     $11.98     $11.13     $7.67
   Number of Units                        1,385,430  1,618,719  1,682,193   639,695
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.20         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
   With No Optional Benefits
   BOP Unit Value                            $15.42     $12.74      $7.64
   EOP Unit Value                            $16.60     $15.42     $12.74     $7.64
   Number of Units                        5,464,856  4,808,453  3,085,373 1,255,415
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.84         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value (1997)
   With No Optional Benefits
   BOP Unit Value                            $15.19     $12.85      $9.26
   EOP Unit Value                            $15.68     $15.19     $12.85     $9.26
   Number of Units                        1,243,642  1,541,896  1,504,296 1,492,775
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.44         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST Small-Cap Value (1997)
   With No Optional Benefits
   BOP Unit Value                            $14.22     $12.42      $9.30
   EOP Unit Value                            $14.91     $14.22     $12.42     $9.30
   Number of Units                       11,285,282 10,785,030 10,183,346 6,141,523
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                            $10.53         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------
AST DeAM Small-Cap Value (2002)
   With No Optional Benefits
   BOP Unit Value                            $12.99     $10.81      $7.66
   EOP Unit Value                            $12.92     $12.99     $10.81     $7.66
   Number of Units                        2,106,236  2,143,020  1,134,865   423,387
   With LT5, HDV, and EBP
   BOP Unit Value                                --         --         --
   EOP Unit Value                             $9.90         --         --        --
   Number of Units                               --         --         --        --
-----------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASL II - Prospectus (continued)


SUB-ACCOUNT                                           2005       2004      2003      2002
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
   With No Optional Benefits
   BOP Unit Value                                      $11.80     $10.31     $7.97
   EOP Unit Value                                      $12.16     $11.80    $10.31     $7.97
   Number of Units                                  5,391,424  4,375,813 3,027,057 1,273,118
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $10.46         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth (1994)
   With No Optional Benefits
   BOP Unit Value                                      $10.86      $9.51     $7.41
   EOP Unit Value                                      $12.12     $10.86     $9.51     $7.41
   Number of Units                                  5,728,446  4,715,301 3,415,318 2,175,250
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $11.21         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1993)
   With No Optional Benefits
   BOP Unit Value                                      $14.51     $12.01     $8.96
   EOP Unit Value                                      $15.99     $14.51    $12.01     $8.96
   Number of Units                                 12,260,007 11,461,684 8,530,129 5,118,558
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $10.76         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Alger All-Cap Growth (2000)
 (merged into AST Neuberger Berman Mid-Cap Growth)
   With No Optional Benefits
   BOP Unit Value                                       $9.67      $9.07     $6.80
   EOP Unit Value                                      $11.10      $9.67     $9.07     $6.80
   Number of Units                                         --  1,798,457 2,002,166   658,419
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $11.59         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------
AST Mid-Cap Value (2000)
 (formerly AST Gabelli All-Cap Value)
   With No Optional Benefits
   BOP Unit Value                                      $12.38     $10.91     $8.17
   EOP Unit Value                                      $12.83     $12.38    $10.91     $8.17
   Number of Units                                  1,988,252  2,587,064 2,513,413 1,200,225
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --        --
   EOP Unit Value                                      $10.24         --        --        --
   Number of Units                                         --         --        --        --
--------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASL II - Prospectus (continued)


SUB-ACCOUNT                                           2005       2004       2003       2002
----------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources (1995)
   With No Optional Benefits
   BOP Unit Value                                      $16.25     $12.59      $9.59
   EOP Unit Value                                      $21.00     $16.25     $12.59      $9.59
   Number of Units                                  3,677,614  2,040,188  2,011,627    724,670
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --         --
   EOP Unit Value                                      $11.61         --         --         --
   Number of Units                                         --         --         --         --
----------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
 (formerly AST AllianceBernstein Large-Cap Growth)
   With No Optional Benefits
   BOP Unit Value                                       $9.44      $9.08      $7.46
   EOP Unit Value                                      $10.81      $9.44      $9.08      $7.46
   Number of Units                                  3,925,740  2,378,881  2,098,873  1,869,353
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --         --
   EOP Unit Value                                      $11.98         --         --         --
   Number of Units                                         --         --         --         --
----------------------------------------------------------------------------------------------
AST MFS Growth (1999)
   With No Optional Benefits
   BOP Unit Value                                       $9.97      $9.16      $7.58
   EOP Unit Value                                      $10.43      $9.97      $9.16      $7.58
   Number of Units                                  5,915,443  4,529,834  4,784,269  2,930,432
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --         --
   EOP Unit Value                                      $10.64         --         --         --
   Number of Units                                         --         --         --         --
----------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                      $12.26     $10.78      $8.32
   EOP Unit Value                                      $12.88     $12.26     $10.78      $8.32
   Number of Units                                 32,140,125 28,117,310 20,138,164 10,144,317
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --         --
   EOP Unit Value                                      $10.78         --         --         --
   Number of Units                                         --         --         --         --
----------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth (1992)
   With No Optional Benefits
   BOP Unit Value                                       $9.64      $9.45      $7.67
   EOP Unit Value                                       $9.80      $9.64      $9.45      $7.67
   Number of Units                                  2,531,900  2,785,100  2,053,023  1,349,939
   With LT5, HDV, and EBP
   BOP Unit Value                                          --         --         --
   EOP Unit Value                                      $10.64         --         --         --
   Number of Units                                         --         --         --         --
----------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASL II - Prospectus (continued)


SUB-ACCOUNT                                              2005      2004      2003      2002
----------------------------------------------------------------------------------------------
AST DeAM Large-Cap Value (2000)
   With No Optional Benefits
   BOP Unit Value                                         $12.53    $10.78     $8.66
   EOP Unit Value                                         $13.47    $12.53    $10.78     $8.66
   Number of Units                                     2,585,881 2,351,197 1,072,256   664,649
   With LT5, HDV, and EBP
   BOP Unit Value                                             --        --        --
   EOP Unit Value                                         $10.59        --        --        --
   Number of Units                                            --        --        --        --
----------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value (2001)
 (merged into AST AllianceBernstein Managed Index 500)
   With No Optional Benefits
   BOP Unit Value                                         $10.72     $9.91     $7.99
   EOP Unit Value                                         $11.86    $10.72     $9.91     $7.99
   Number of Units                                            -- 1,620,391 1,387,072   965,912
   With LT5, HDV, and EBP
   BOP Unit Value                                             --        --        --
   EOP Unit Value                                         $11.21        --        --        --
   Number of Units                                            --        --        --        --
----------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value (2001)
   With No Optional Benefits
   BOP Unit Value                                         $12.39    $11.06     $8.76
   EOP Unit Value                                         $12.86    $12.39    $11.06     $8.76
   Number of Units                                     4,311,857 4,643,022 3,621,862 6,005,922
   With LT5, HDV, and EBP
   BOP Unit Value                                             --        --        --
   EOP Unit Value                                         $10.20        --        --        --
   Number of Units                                            --        --        --        --
----------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate (1998)
   With No Optional Benefits
   BOP Unit Value                                         $18.49    $13.63    $10.08
   EOP Unit Value                                         $20.88    $18.49    $13.63    $10.08
   Number of Units                                     3,749,124 4,080,179 3,097,315 1,563,489
   With LT5, HDV, and EBP
   BOP Unit Value                                             --        --        --
   EOP Unit Value                                         $11.88        --        --        --
   Number of Units                                            --        --        --        --
----------------------------------------------------------------------------------------------
AST AllianceBernstein Managed Index 500 (1998)
   With No Optional Benefits
   BOP Unit Value                                         $11.07    $10.23     $8.17
   EOP Unit Value                                         $11.27    $11.07    $10.23     $8.17
   Number of Units                                     6,774,078 6,845,369 5,442,511 3,662,406
   With LT5, HDV, and EBP
   BOP Unit Value                                             --        --        --
   EOP Unit Value                                         $10.28        --        --        --
   Number of Units                                            --        --        --        --
----------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASL II - Prospectus (continued)


SUB-ACCOUNT                                         2005       2004       2003      2002
-------------------------------------------------------------------------------------------
AST American Century Income & Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                    $11.57     $10.45      $8.25
   EOP Unit Value                                    $11.90     $11.57     $10.45     $8.25
   Number of Units                                4,205,655  4,670,846  2,115,438 1,751,136
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.22         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income (1992)
   With No Optional Benefits
   BOP Unit Value                                    $11.46     $10.50      $8.06
   EOP Unit Value                                    $11.81     $11.46     $10.50     $8.06
   Number of Units                               31,190,346 25,850,506 21,264,670 6,667,373
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.15         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST Large-Cap Value
 (formerly AST Hotchkis & Wiley Large-Cap Value)
   With No Optional Benefits
   BOP Unit Value                                    $11.17      $9.83      $8.34
   EOP Unit Value                                    $11.69     $11.17      $9.83     $8.34
   Number of Units                                5,245,455  3,717,848  2,647,064 2,110,071
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.44         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST Global Allocation (1993)
   With No Optional Benefits
   BOP Unit Value                                    $11.19     $10.24      $8.71
   EOP Unit Value                                    $11.77     $11.19     $10.24     $8.71
   Number of Units                                1,055,033  1,061,887    898,161   847,517
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.50         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------
AST American Century Strategic Balanced (1997)
   With No Optional Benefits
   BOP Unit Value                                    $11.46     $10.69      $9.14
   EOP Unit Value                                    $11.79     $11.46     $10.69     $9.14
   Number of Units                                2,294,531  2,335,598  2,045,205 1,126,058
   With LT5, HDV, and EBP
   BOP Unit Value                                        --         --         --
   EOP Unit Value                                    $10.20         --         --        --
   Number of Units                                       --         --         --        --
-------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASL II - Prospectus (continued)


SUB-ACCOUNT                                      2005       2004       2003       2002
-----------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation (1994)
   With No Optional Benefits
   BOP Unit Value                                 $12.13     $11.09      $9.09
   EOP Unit Value                                 $12.49     $12.13     $11.09      $9.09
   Number of Units                             4,192,626  3,551,315  2,243,566    921,329
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $10.24         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
   With No Optional Benefits
   BOP Unit Value                                 $13.45     $12.59     $11.34
   EOP Unit Value                                 $12.64     $13.45     $12.59     $11.34
   Number of Units                             6,261,824  4,717,822  2,962,471  1,739,313
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.34         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST High Yield
 (formerly AST Goldman Sachs High Yield Bond)
   With No Optional Benefits
   BOP Unit Value                                 $12.69     $11.61      $9.71
   EOP Unit Value                                 $12.62     $12.69     $11.61      $9.71
   Number of Units                             9,658,908 13,717,128 12,201,163  5,592,940
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.75         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
   With No Optional Benefits
   BOP Unit Value                                 $12.26     $11.61      $9.94
   EOP Unit Value                                 $12.20     $12.26     $11.61      $9.94
   Number of Units                            12,427,806  8,369,008  7,751,236  4,146,530
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.84         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
   With No Optional Benefits
   BOP Unit Value                                 $11.31     $10.95     $10.57
   EOP Unit Value                                 $11.40     $11.31     $10.95     $10.57
   Number of Units                            22,436,395 33,208,757 26,287,388 20,544,075
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $10.04         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASL II - Prospectus (continued)


SUB-ACCOUNT                                      2005       2004       2003       2002
-----------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
   With No Optional Benefits
   BOP Unit Value                                 $10.55     $10.51     $10.34
   EOP Unit Value                                 $10.54     $10.55     $10.51     $10.34
   Number of Units                            28,031,653 21,299,789 15,242,856 11,274,642
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.94         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
AST Money Market (1992)
   With No Optional Benefits
   BOP Unit Value                                  $9.78      $9.86      $9.96
   EOP Unit Value                                  $9.88      $9.78      $9.86      $9.96
   Number of Units                            42,442,274 29,870,585 32,730,501 36,255,772
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                  $9.99         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
SP William Blair International Growth
   With No Optional Benefits
   BOP Unit Value                                 $10.53         --         --
   EOP Unit Value                                 $12.05     $10.53         --         --
   Number of Units                               672,243    269,671         --         --
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $11.18         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
Gartmore Variable Investment Trust -
 GVIT Developing Markets (1996)
   With No Optional Benefits
   BOP Unit Value                                 $16.02     $13.60      $8.66
   EOP Unit Value                                 $20.72     $16.02     $13.60      $8.66
   Number of Units                             3,395,891  2,103,950  1,763,660    283,466
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $11.93         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income (1999)
 (formerly WFVT Advantage Equity Income)
   With No Optional Benefits
   BOP Unit Value                                 $11.18     $10.23      $8.25
   EOP Unit Value                                 $11.59     $11.18     $10.23      $8.25
   Number of Units                               534,649    590,808    314,757    196,720
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --         --
   EOP Unit Value                                 $10.08         --         --         --
   Number of Units                                    --         --         --         --
-----------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASL II - Prospectus (continued)


 SUB-ACCOUNT                                   2005     2004    2003    2002
 -----------------------------------------------------------------------------
 AIM V.I. -- Dynamics (1999)
    With No Optional Benefits
    BOP Unit Value                              $10.72   $9.61   $7.09
    EOP Unit Value                              $11.67  $10.72   $9.61   $7.09
    Number of Units                            602,064 668,032 889,464 543,762
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.80      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 AIM V.I. -- Technology (1999)
    With No Optional Benefits
    BOP Unit Value                               $8.09   $7.87   $5.50
    EOP Unit Value                               $8.13   $8.09   $7.87   $5.50
    Number of Units                            453,391 512,424 578,651 293,307
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.60      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 AIM V.I. -- Global Health Care (1999)
  (formerly AIM V.I. -- Health Sciences)
    With No Optional Benefits
    BOP Unit Value                              $10.64  $10.05   $8.00
    EOP Unit Value                              $11.31  $10.64  $10.05   $8.00
    Number of Units                          1,131,375 937,586 698,364 475,873
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $11.04      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 AIM V.I. -- Financial Services (1999)
    With No Optional Benefits
    BOP Unit Value                              $11.94  $11.17   $8.76
    EOP Unit Value                              $12.43  $11.94  $11.17   $8.76
    Number of Units                          1,042,992 585,185 607,265 366,258
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.62      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------
 Evergreen VA -- International Equity (2000)
    With No Optional Benefits
    BOP Unit Value                              $13.66  $11.65   $8.15
    EOP Unit Value                              $15.59  $13.66  $11.65   $8.15
    Number of Units                            689,816 414,631 189,143 113,389
    With LT5, HDV, and EBP
    BOP Unit Value                                  --      --      --
    EOP Unit Value                              $10.88      --      --      --
    Number of Units                                 --      --      --      --
 -----------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASL II - Prospectus (continued)


  SUB-ACCOUNT                             2005      2004      2003     2002
  ---------------------------------------------------------------------------
  Evergreen VA -- Special Equity (1999)
   (merged into Evergreen VA Growth)
     With No Optional Benefits
     BOP Unit Value                        $11.58    $11.12     $7.44
     EOP Unit Value                        $10.31    $11.58    $11.12   $7.44
     Number of Units                          169   702,642   815,621 127,728
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                         $9.26        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  Evergreen VA -- Omega (2000)
     With No Optional Benefits
     BOP Unit Value                        $11.29    $10.71     $7.78
     EOP Unit Value                        $11.53    $11.29    $10.71   $7.78
     Number of Units                      281,775   570,123   404,789  39,943
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.50        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  Evergreen VA Growth Fund
     With No Optional Benefits
     BOP Unit Value                            --        --        --      --
     EOP Unit Value                        $11.44        --        --      --
     Number of Units                      606,614        --        --      --
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $11.33        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Europe 30 (1999)
     With No Optional Benefits
     BOP Unit Value                        $12.17    $10.83     $7.93
     EOP Unit Value                        $12.94    $12.17    $10.83   $7.93
     Number of Units                    1,133,421 1,812,435 2,116,400 292,396
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.41        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Asia 30 (2002)
     With No Optional Benefits
     BOP Unit Value                        $12.30    $12.57     $7.75
     EOP Unit Value                        $14.45    $12.30    $12.57   $7.75
     Number of Units                    1,723,105   896,010   942,605 281,993
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $11.10        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASL II - Prospectus (continued)


   SUB-ACCOUNT                              2005     2004     2003     2002
   --------------------------------------------------------------------------
   ProFund VP -- Japan (2002)
      With No Optional Benefits
      BOP Unit Value                          $9.55   $9.03     $7.24
      EOP Unit Value                         $13.31   $9.55     $9.03   $7.24
      Number of Units                     3,413,955 710,879   426,718  65,845
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                         $13.38      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Banks (2002)
      With No Optional Benefits
      BOP Unit Value                         $11.98  $10.90     $8.56
      EOP Unit Value                         $11.77  $11.98    $10.90   $8.56
      Number of Units                       351,876 229,711    93,067 101,136
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                         $10.10      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Basic Materials (2002)
      With No Optional Benefits
      BOP Unit Value                         $11.87  $10.95     $8.46
      EOP Unit Value                         $11.96  $11.87    $10.95   $8.46
      Number of Units                       681,692 529,237 1,512,864  76,331
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                          $9.48      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Biotechnology (2001)
      With No Optional Benefits
      BOP Unit Value                         $10.52   $9.75     $7.09
      EOP Unit Value                         $12.34  $10.52     $9.75   $7.09
      Number of Units                       697,686 757,678   208,971 130,082
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                         $13.48      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------
   ProFund VP -- Consumer Services (2002)
      With No Optional Benefits
      BOP Unit Value                          $9.56   $9.04     $7.25
      EOP Unit Value                          $8.97   $9.56     $9.04   $7.25
      Number of Units                        86,431 430,620   136,269 128,022
      With LT5, HDV, and EBP
      BOP Unit Value                             --      --        --
      EOP Unit Value                          $9.66      --        --      --
      Number of Units                            --      --        --      --
   --------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASL II - Prospectus (continued)


   SUB-ACCOUNT                           2005      2004      2003     2002
   -------------------------------------------------------------------------
   ProFund VP -- Consumer Goods (2002)
      With No Optional Benefits
      BOP Unit Value                      $10.36     $9.64     $8.28
      EOP Unit Value                      $10.15    $10.36     $9.64   $8.28
      Number of Units                    161,037   369,007    58,425 148,446
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                       $9.73        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Oil & Gas (2001)
      With No Optional Benefits
      BOP Unit Value                      $13.33    $10.48     $8.71
      EOP Unit Value                      $17.22    $13.33    $10.48   $8.71
      Number of Units                  2,573,776 1,856,882 1,225,844 299,833
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.92        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Financials (2001)
      With No Optional Benefits
      BOP Unit Value                      $12.19    $11.23     $8.85
      EOP Unit Value                      $12.46    $12.19    $11.23   $8.85
      Number of Units                    616,873   553,342   398,159 221,377
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.53        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Health Care (2001)
      With No Optional Benefits
      BOP Unit Value                       $9.23     $9.17     $7.94
      EOP Unit Value                       $9.63     $9.23     $9.17   $7.94
      Number of Units                  2,175,821 1,318,525   707,449 388,508
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.46        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------
   ProFund VP -- Industrials (2002)
      With No Optional Benefits
      BOP Unit Value                      $11.15    $10.01     $7.93
      EOP Unit Value                      $11.23    $11.15    $10.01   $7.93
      Number of Units                    211,677   253,411   318,339  12,642
      With LT5, HDV, and EBP
      BOP Unit Value                          --        --        --
      EOP Unit Value                      $10.06        --        --      --
      Number of Units                         --        --        --      --
   -------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASL II - Prospectus (continued)


  SUB-ACCOUNT                            2005      2004      2003      2002
  ----------------------------------------------------------------------------
  ProFund VP -- Internet (2002)
     With No Optional Benefits
     BOP Unit Value                       $17.89    $15.00     $8.57
     EOP Unit Value                       $18.90    $17.89    $15.00     $8.57
     Number of Units                     467,320   992,879   206,876   306,572
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $12.71        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Pharmaceuticals (2002)
     With No Optional Benefits
     BOP Unit Value                        $7.93     $8.89     $8.56
     EOP Unit Value                        $7.51     $7.93     $8.89     $8.56
     Number of Units                     515,768   527,336   266,978   136,559
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                        $9.44        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Precious Metals (2002)
     With No Optional Benefits
     BOP Unit Value                       $11.77    $13.29     $9.70
     EOP Unit Value                       $14.62    $11.77    $13.29     $9.70
     Number of Units                   2,426,530 1,479,384 1,329,806 1,175,651
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $12.00        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Real Estate (2001)
     With No Optional Benefits
     BOP Unit Value                       $16.15    $12.91     $9.86
     EOP Unit Value                       $16.96    $16.15    $12.91     $9.86
     Number of Units                     501,989 1,816,706   462,906   441,318
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $11.17        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------
  ProFund VP -- Semiconductor (2002)
     With No Optional Benefits
     BOP Unit Value                        $7.15     $9.51     $5.14
     EOP Unit Value                        $7.64     $7.15     $9.51     $5.14
     Number of Units                     746,085   694,352   423,958    93,241
     With LT5, HDV, and EBP
     BOP Unit Value                           --        --        --
     EOP Unit Value                       $10.65        --        --        --
     Number of Units                          --        --        --        --
  ----------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASL II - Prospectus (continued)


SUB-ACCOUNT                               2005      2004      2003      2002
-------------------------------------------------------------------------------
ProFund VP -- Technology (2001)
   With No Optional Benefits
   BOP Unit Value                           $8.48     $8.66     $6.03
   EOP Unit Value                           $8.45     $8.48     $8.66     $6.03
   Number of Units                        577,739   727,580   497,972   254,131
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                          $10.54        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Telecommunications (2001)
   With No Optional Benefits
   BOP Unit Value                           $8.19     $7.21     $7.15
   EOP Unit Value                           $7.52     $8.19     $7.21     $7.15
   Number of Units                        456,586   460,848   398,350   272,408
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                           $9.74        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Utilities (2001)
   With No Optional Benefits
   BOP Unit Value                          $11.13     $9.34     $7.83
   EOP Unit Value                          $12.37    $11.13     $9.34     $7.83
   Number of Units                      1,996,877 1,060,939   618,427   521,419
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                          $10.60        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Bull (2002)
   With No Optional Benefits
   BOP Unit Value                          $10.53     $9.84     $7.97
   EOP Unit Value                          $10.64    $10.53     $9.84     $7.97
   Number of Units                      7,846,866 8,215,357 3,563,562   954,792
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                          $10.12        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------
ProFund VP -- Bear (2001)
   With No Optional Benefits
   BOP Unit Value                           $7.45     $8.44    $11.38
   EOP Unit Value                           $7.23     $7.45     $8.44    $11.38
   Number of Units                      2,169,662 1,202,243 1,886,515 1,532,543
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --
   EOP Unit Value                           $9.54        --        --        --
   Number of Units                             --        --        --        --
-------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASL II - Prospectus (continued)


   SUB-ACCOUNT                          2005      2004      2003      2002
   --------------------------------------------------------------------------
   ProFund VP -- Ultra Bull (2001)
      With No Optional Benefits
      BOP Unit Value                     $11.76    $10.20     $6.78
      EOP Unit Value                     $11.87    $11.76    $10.20     $6.78
      Number of Units                 1,158,025 2,817,803 1,431,345   297,435
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $10.25        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- OTC (2001)
      With No Optional Benefits
      BOP Unit Value                      $9.94     $9.32     $6.45
      EOP Unit Value                      $9.80     $9.94     $9.32     $6.45
      Number of Units                 2,467,486 4,885,351 4,445,234 1,346,852
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $10.55        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- Short OTC (2002)
      With No Optional Benefits
      BOP Unit Value                      $5.93     $6.78    $11.00
      EOP Unit Value                      $5.88     $5.93     $6.78    $11.00
      Number of Units                 2,494,112   908,064 1,535,439   433,181
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                      $9.14        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- UltraOTC (1999)
      With No Optional Benefits
      BOP Unit Value                      $7.89     $7.03     $3.53
      EOP Unit Value                      $7.47     $7.89     $7.03     $3.53
      Number of Units                 4,740,165 6,592,447 3,410,589 1,003,123
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $11.04        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------
   ProFund VP -- Mid-Cap Value (2002)
      With No Optional Benefits
      BOP Unit Value                     $11.67    $10.23     $7.66
      EOP Unit Value                     $12.49    $11.67    $10.23     $7.66
      Number of Units                 2,164,543 2,632,869 1,455,513   438,387
      With LT5, HDV, and EBP
      BOP Unit Value                         --        --        --
      EOP Unit Value                     $10.60        --        --        --
      Number of Units                        --        --        --        --
   --------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASL II - Prospectus (continued)


  SUB-ACCOUNT                             2005      2004      2003     2002
  ---------------------------------------------------------------------------
  ProFund VP -- Mid-Cap Growth (2002)
     With No Optional Benefits
     BOP Unit Value                        $10.58     $9.69     $7.70
     EOP Unit Value                        $11.58    $10.58     $9.69   $7.70
     Number of Units                    5,059,311 2,220,901 1,009,867 439,054
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.76        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- UltraMid-Cap (2002)
     With No Optional Benefits
     BOP Unit Value                        $11.99     $9.55     $5.71
     EOP Unit Value                        $13.91    $11.99     $9.55   $5.71
     Number of Units                    1,935,487 3,106,849 1,112,311 477,953
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $11.38        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Small-Cap Value (2002)
     With No Optional Benefits
     BOP Unit Value                        $11.10     $9.39     $7.09
     EOP Unit Value                        $11.35    $11.10     $9.39   $7.09
     Number of Units                    1,398,442 4,088,760 5,144,632 994,778
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.30        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP -- Small-Cap Growth (2002)
     With No Optional Benefits
     BOP Unit Value                        $11.98    $10.16     $7.69
     EOP Unit Value                        $12.67    $11.98    $10.16   $7.69
     Number of Units                    4,579,887 4,677,820 3,868,951 772,260
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                        $10.48        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------
  ProFund VP Large-Cap Growth
     With No Optional Benefits
     BOP Unit Value                        $10.37        --        --
     EOP Unit Value                        $10.30    $10.37        --      --
     Number of Units                    2,620,751    72,725        --      --
     With LT5, HDV, and EBP
     BOP Unit Value                            --        --        --
     EOP Unit Value                         $9.98        --        --      --
     Number of Units                           --        --        --      --
  ---------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASL II - Prospectus (continued)


SUB-ACCOUNT                                 2005      2004      2003      2002
---------------------------------------------------------------------------------
ProFund VP Large-Cap Value
   With No Optional Benefits
   BOP Unit Value                            $10.37        --        --
   EOP Unit Value                            $10.51    $10.37        --        --
   Number of Units                        2,141,308   159,605        --        --
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                            $10.20        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
   With No Optional Benefits
   BOP Unit Value                             $9.70        --        --
   EOP Unit Value                             $8.64     $9.70        --        --
   Number of Units                          364,782    39,360        --        --
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                             $8.94        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP Short Small-Cap
   With No Optional Benefits
   BOP Unit Value                             $9.54        --        --
   EOP Unit Value                             $9.11     $9.54         -         -
   Number of Units                          220,843  $136,809        --        --
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                             $9.17        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP -- UltraSmall-Cap (1999)
   With No Optional Benefits
   BOP Unit Value                            $15.52    $12.04     $6.14
   EOP Unit Value                            $15.23    $15.52    $12.04     $6.14
   Number of Units                          816,755 5,098,565 1,702,558   212,085
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                            $10.66        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------
ProFund VP -- U.S. Government Plus (2002)
   With No Optional Benefits
   BOP Unit Value                            $11.79    $11.08    $11.56
   EOP Unit Value                            $12.64    $11.79    $11.08    $11.56
   Number of Units                        2,312,868 1,051,158   731,470 2,486,854
   With LT5, HDV, and EBP
   BOP Unit Value                                --        --        --
   EOP Unit Value                            $10.54        --        --        --
   Number of Units                               --        --        --        --
---------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

ASL II - Prospectus (continued)


SUB-ACCOUNT                                     2005      2004      2003     2002
-----------------------------------------------------------------------------------
ProFund VP -- Rising Rates Opportunity (2002)
   With No Optional Benefits
   BOP Unit Value                                 $6.63     $7.56     $8.02
   EOP Unit Value                                 $6.00     $6.63     $7.56   $8.02
   Number of Units                            3,415,324 5,314,528 1,817,924 165,792
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                 $9.08        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
Access VP High Yield
   With No Optional Benefits
   BOP Unit Value                                    --        --        --      --
   EOP Unit Value                                $10.56        --        --      --
   Number of Units                              899,141        --        --      --
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                $10.47        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
First Trust(R) 10 Uncommon Values (2000)
   With No Optional Benefits
   BOP Unit Value                                $10.03     $9.16     $6.80
   EOP Unit Value                                 $9.92    $10.03     $9.16   $6.80
   Number of Units                               87,726    91,924    66,435  19,826
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                 $9.74        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
First Trust Global Dividend Target 15
   With No Optional Benefits
   BOP Unit Value                                $11.85        --        --
   EOP Unit Value                                $12.84    $11.85        --      --
   Number of Units                              590,605   311,233        --      --
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                $10.83        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------
First Trust Managed VIP
   With No Optional Benefits
   BOP Unit Value                                $11.32        --        --
   EOP Unit Value                                $11.94    $11.32        --      --
   Number of Units                            2,420,873 1,777,316        --      --
   With LT5, HDV, and EBP
   BOP Unit Value                                    --        --        --
   EOP Unit Value                                $10.43        --        --      --
   Number of Units                                   --        --        --      --
-----------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


ASL II - Prospectus (continued)


        SUB-ACCOUNT                           2005     2004   2003 2002
        ---------------------------------------------------------------
        First Trust NASDAQ Target 15
           With No Optional Benefits
           BOP Unit Value                      $10.66      --  --
           EOP Unit Value                      $10.83  $10.66  --   --
           Number of Units                    134,177  82,809  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                      $10.75      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust S&P Target 24
           With No Optional Benefits
           BOP Unit Value                      $10.75      --  --
           EOP Unit Value                      $11.01  $10.75  --   --
           Number of Units                    304,840 173,851  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                      $10.48      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust The Dow Target 10
           With No Optional Benefits
           BOP Unit Value                      $10.48      --  --
           EOP Unit Value                       $9.98  $10.48  --   --
           Number of Units                    194,864 155,695  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                       $9.53      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust The Dow Target Dividend
           With No Optional Benefits
           BOP Unit Value                          --      --  --
           EOP Unit Value                       $9.76      --  --   --
           Number of Units                  1,240,527      --  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                       $9.67      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------
        First Trust Value Line Target 25
           With No Optional Benefits
           BOP Unit Value                      $12.59      --  --
           EOP Unit Value                      $14.82  $12.59  --   --
           Number of Units                  1,068,339 389,792  --   --
           With LT5, HDV, and EBP
           BOP Unit Value                          --      --  --
           EOP Unit Value                      $11.11      --  --   --
           Number of Units                         --      --  --   --
        ---------------------------------------------------------------

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

    Growth  =    Account Value of variable    minus   Purchase Payments -
              investment options plus Interim       proportional withdrawals
                Value of Fixed Allocations
                     (no MVA applies)

Example with market increase
Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                      Growth                                        =$75,000 - [$50,000 - $0]
                                                                    =$25,000
                      Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                                    =$25,000 X 0.40
                                                                    =$10,000
                      Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                                    =$85,000

Examples with market decline
Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                      Growth                                        =$45,000 - [$50,000 - $0]
                                                                    =$-5,000
                      Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                                    NO BENEFIT IS PAYABLE
                      Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                                    =$50,000

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits continued



In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

          Growth                            =$90,000 - [$50,000 - ($50,000 X $15,000/$75,000)]
                                            =$90,000 - [$50,000 - $10,000]
                                            =$90,000 - $40,000
                                            =$50,000
          Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                            =$50,000 X 0.40
                                            =$20,000
          Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                            =$110,000

EXAMPLES OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th /anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th /anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value   =$90,000 - [$90,000 X $15,000/$75,000]
                            =$90,000 - $18,000
                            =$72,000
Basic Death Benefit         =max [$80,000, $50,000 - ($50,000 X $15,000/$75,000)]
                            =max [$80,000, $40,000]
                            =$80,000

The Death Benefit therefore is $80,000.

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS




Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value   =$80,000 + $15,000 - [($ 80,000 + $15,000) X $5,000/$70,000]
                            =$80,000 + $15,000 - $6,786
                            =$88,214
Basic Death Benefit         =max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) X $5,000/$70,000}]
                            =max [$75,000, $60,357]
                            =$75,000

The Death Benefit therefore is $88,214.

EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th /anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th /anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Owner made a withdrawal of $5,000 on the 6/th /anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th /anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th /annuity year is equal to 5% of the Roll-Up Value as of the 6/th /anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th /anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd /anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits continued



Roll-Up Value               ={(67,005 - $3,350) - [($67,005 - $3,350) X $1,650/($45,000 - $3,350)]} X 1.05
                            =($63,655 - $2,522) X 1.05
                            =$64,190
Highest Anniversary Value   =$70,000 - [$70,000 X $5,000/$45,000]
                            =$70,000 - $7,778
                            =$62,222
Basic Death Benefit         =max [$43,000, $50,000 - ($50,000 X $5,000/$45,000)]
                            =max [$43,000, $44,444]
                            =$44,444

The Death Benefit therefore is $64,190.

Example with death after Death Benefit Target Date
Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th /birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value               =$81,445 + $15,000 - [($81,445 + 15,000) X $5,000/$70,000]
                            =$81,445 + $15,000 - $6,889
                            =$89,556
Highest Anniversary Value   =$85,000 + $15,000 - [($85,000 + 15,000) X $5,000/$70,000]
                            =$85,000 + $15,000 - $7,143
                            =$92,857
Basic Death Benefit         =max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) X $5,000/$70,000}]
                            =max [$75,000, $60,357]
                            =$75,000

The Death Benefit therefore is $92,857.

EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION
The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS




Example with withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

  Highest Daily Value   =$90,000 - [$90,000 X $15,000/$75,000]
                        =$90,000 - $18,000
                        =$72,000
  Basic Death Benefit   =max [$80,000, $50,000 - ($50,000 X $15,000/$75,000)]
                        =max [$80,000, $40,000]
                        =$80,000

The Death Benefit therefore is $80,000.

Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value   =$80,000 + $15,000 - [($80,000 + $15,000) X $5,000/$70,000]
                      =$80,000 + $15,000 - $6,786
                      =$88,214
Basic Death Benefit   =max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) X $5,000/$70,000}]
                      =max [$75,000, $60,357]
                      =$75,000

The Death Benefit therefore is $88,214.

APPENDIX C

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix C -- Plus40(TM) Optional Life Insurance Rider

 American Skandia's Plus40/(TM) /Optional Life Insurance Rider was offered, in those states where approved, between November 18, 2002 for ASAP III, January 17, 2002 for ASL II and APEX II, and January 23, 2002 for XT6 and
 May 1, 2003. The description below of the Plus40/(TM) /benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40/(TM) /benefit.

 The life insurance coverage provided under the Plus40/(TM) /Optional Life Insurance Rider ("Plus40/(TM) /rider" or the "Rider") is supported by American Skandia's general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40/(TM) /rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.

   The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40/(TM) /rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.

ELIGIBILITY
The Plus40/(TM) /rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable -- the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.
   The minimum allowable age to purchase the Plus40/(TM) /rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40/(TM) /rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
 . If you die during the first 24 months following the effective date of the Plus40/(TM)/ rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40/(TM) /rider if you die within 24 months of its effective date.
 . If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40/(TM) /rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.
 . If we apply Credits to your Annuity based on Purchase Payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40/(TM) /rider. However, if Credits were applied to Purchase Payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40/(TM) /rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.
 . If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40/(TM)/ rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

APPENDIX C

AMERICAN SKANDIA ANNUITIES PROSPECTUS



 . If charges for the Plus40/(TM)/ rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).
 . If the age of any person covered under the Plus40/(TM)/ rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.
 . On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95/th /birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40/(TM) /rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40/(TM) /rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40/(TM) /rider or similar life insurance coverage.
 . The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.
 . The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40/(TM) /riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40/(TM) /rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40/(TM) /rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.
   The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40/(TM) /rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40/(TM) /rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40/(TM) /RIDER
The Plus40/(TM) /rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40/(TM) /rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

APPENDIX C

AMERICAN SKANDIA ANNUITIES PROSPECTUS


Appendix C -- Plus40(TM) Optional Life Insurance Rider continued

                                        PERCENTAGE OF
                           ATTAINED AGE ACCOUNT VALUE
                            Age 40-75        .80%
                            Age 76-80       1.60%
                            Age 81-85       3.20%
                            Age 86-90       4.80%
                            Age 91          6.50%
                            Age 92          7.50%
                            Age 93          8.50%
                            Age 94          9.50%
                            Age 95         10.50%

   The charge for the Plus40/(TM) /rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.
   We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.
   You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.
 . If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.
 . If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

TERMINATION
You can terminate the Plus40/(TM) /rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40/(TM) /rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40/(TM) /rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40/(TM) /rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40/(TM) /rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

APPENDIX C

AMERICAN SKANDIA ANNUITIES PROSPECTUS




SPOUSAL ASSUMPTION
A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40/(TM) /rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40/(TM) /rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40/(TM) /rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The Plus40/(TM) /rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.
   If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40/(TM) /rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.
   We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

APPENDIX D

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix D -- Additional Information on Asset Allocation Programs


Program Rules
.. Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These Program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

How the Asset Allocation Program Works
.. Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to another. Upon each rebalance, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

.. Additional Purchase Payments: Unless otherwise requested, any additional
  Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

.. Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note -- Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

.. Sub-account Changes Within the Model Portfolios: From time to time you may be notified of a change in a Sub-account within your model portfolio. If you consent (in the manner that is then permitted or required) to the change, then it will be implemented upon the next rebalance. If you do not consent then rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity, in which case your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

.. Owner Changes in Choice of Model Portfolio: You may not change from the model portfolio that you have elected to any other model portfolio.

Termination or Modification of the Asset Allocation Program:
.. You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that American Skandia receives your termination request in good order. If you are enrolled in HDV or LT5, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in LT5 you may terminate the LT5 benefit in order to then terminate your asset allocation program. American Skandia reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.

Restrictions on Electing the Asset Allocation:
.. You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

APPENDIX E

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix E -- Description and Calculation of Previously Offered Optional Death Benefits (this applies solely to APEX II, ASL II, and XT6)

If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.
   The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:
1. the basic Death Benefit described above
   PLUS
2. 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

   "Death Benefit Amount" includes your Account Value and any amounts added to your Account Value under the Annuity's basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.
   "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.
   The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit.

 NOTE: You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death Benefit.

Guaranteed Minimum Death Benefit
If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

KEY TERMS USED WITH THE GUARANTEED MINIMUM DEATH BENEFIT
..   The Death Benefit Target Date is the contract anniversary on or after the
    80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".

APPENDIX E

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix E -- Description and Calculation of Previously Offered Optional Death Benefits (this applies solely to APEX II, ASL II, and XT6) continued

..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.
..   A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

CALCULATION OF GUARANTEED MINIMUM DEATH BENEFIT
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:
1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and
3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date. The amount calculated in Items 1 & 3 above may be reduced by any Credits under certain circumstances.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and
2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

ANNUITIES WITH JOINT OWNERS
For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

ANNUITIES OWNED BY ENTITIES
For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?
You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

APPENDIX E

AMERICAN SKANDIA ANNUITIES PROSPECTUS



WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:
1. on each anniversary of the Issue Date;
2. when Account Value is transferred to our general account prior to the Annuity Date;
3. if you surrender your Annuity; and
4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

   If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.
   We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.
   Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS

EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.
   NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase
Assume that the Owner's Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

             Purchase Payments              =           $50,000
             Account Value                  =           $75,000
             Basic Death Benefit            =           $75,000
             Death Benefit Amount           =           $75,000- $50,000 = $25,000
             Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                            =$75,000 + $12,500 = $87,500

EXAMPLES WITH MARKET DECLINE
Assume that the Owner's Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

APPENDIX E

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix E -- Description and Calculation of Previously Offered Optional Death Benefits (this applies solely to APEX II, ASL II, and XT6) continued


                Purchase Payments                     =$50,000
                Account Value                         =$40,000
                Basic Death Benefit                   =$50,000
                Death Benefit Amount                  =$50,000 - $50,000 = $0
                Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                                      =$50,000 + $0 = $50,000

   In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT CALCULATION
The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.
   NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example of market increase
Assume that the Owner's Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease
Assume that the Owner's Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease
Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

APPENDIX F

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix F -- Selecting the Variable Annuity That's Right for You


American Skandia Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-800-752-6342.


The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..  Your age;
..  The amount of your investment and any planned future deposits into the annuity;
..  How long you intend to hold the annuity (also referred to as investment time horizon);
..  Your desire to make withdrawals from the annuity;
..  Your investment return objectives;
.. The effect of optional benefits that may be elected, and .. Your desire to minimize costs and/or maximize return associated with the annuity.


The following chart outlines some of the different features for each actively sold American Skandia Annuity. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.


In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.


Your registered Financial Professional can provide you with prospectuses for one or more of these variable annuities noted in this document and can guide you through Selecting the Variable Annuity That's Right for You.


AMERICAN SKANDIA ANNUITY PRODUCT COMPARISON

Below is a summary of American Skandia's actively sold annuity products. ASL II refers to American Skandia Lifevest(R) II, APEX II refers to American Skandia APEX(R) II, ASAP III refers to American Skandia Advisor Plan/SM/ III, and XTra Credit SIX refers to American Skandia XTra Credit/SM/ SIX. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for one or more of these variable annuities and the underlying portfolios and can help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

APPENDIX F

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix F -- Selecting the Variable Annuity That's Right for You continued




                               ASL II                 APEX II                  ASAP III              XTRA CREDIT SIX
-------------------------------------------------------------------------------------------------------------------------
Minimum Investment     $15,000                $10,000                  $1,000                   $10,000
-------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age      No Maximum Age         85                       80                       75
-------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge      None                   4 Years                  8 Years                  10 Years
Schedule                                      (8.5%, 8%, 7%, 6%)       (7.5%, 7%, 6.5%, 6%,     (9%, 9%, 8.5% ,8%,
                                                                       5%, 4%, 3%, 2%)          7%, 6%, 5%, 4%, 3%,
                                                                                                2%)
-------------------------------------------------------------------------------------------------------------------------
Insurance and          1.65%                  1.65%                    1.25% years 1-8;         1.65% years 1-10;
Distribution Charge                                                    0.65% years 9+           0.65% years 11+
-------------------------------------------------------------------------------------------------------------------------
Annual                 Lesser of $35 or       Lesser of $35 or         Lesser of $35 or         Lesser of $35 or
Maintenance Fee        2% of Account Value*   2% of Account Value*     2% of Account Value*     2% of Account Value
-------------------------------------------------------------------------------------------------------------------------
Contract Credit        No                     Yes. Effective for       Yes. Effective for       Yes. The amount of
                                              Contracts issued on or   Contracts issued on or   the credit applied to a
                                              after June 20, 2005,     after February 13,       purchase payment is
                                              subject to state         2006, subject to state   based on the year the
                                              availability. Generally, availability. Generally, purchase payment is
                                              we apply a Loyalty       we apply a Loyalty       received, for the first 6
                                              Credit to your           Credit to your           years of the contract
                                              Annuity's Account        Annuity's Account        as follows:
                                              Value at the end of      Value at the end of      For contracts issued
                                              your fifth contract year your fifth contract year on or after February
                                              (i.e., on your fifth     (i.e., on your fifth     13, 2006, subject to
                                              Contract Anniversary).   Contract Anniversary).   state availability, the
                                              The Loyalty Credit is    The Loyalty Credit is    credit percentages for
                                              equal to 2.75%           equal to 0.50% of        each year, starting
                                              (2.25% for contracts     total Purchase           with the first, are
                                              issued between June      Payments made            6.50%, 5.00%, 4.00%,
                                              20, 2005 and             during the first four    3.00%, 2.00%, and
                                              February 13, 2006) of    contract years less the  1.00%.
                                              total Purchase           cumulative amount of     Generally, for
                                              Payments made            withdrawals made         contracts issued prior
                                              during the first four    (including the           to February 13, 2006,
                                              contract years less the  deduction of any         the credit percentage
                                              cumulative amount of     CDSC amounts)            for the first year is
                                              withdrawals made         through the fifth        6.0%.
                                              (including the           Contract Anniversary
                                              deduction of any
                                              CDSC amounts)
                                              through the fifth
                                              Contract Anniversary
-------------------------------------------------------------------------------------------------------------------------
Fixed Allocation       Fixed Allocation       Fixed Allocation         Fixed Allocation         Fixed Allocation
(early withdrawals are Available (As of May   Available (As of May     Available (As of May     Available (As of May
subject to a Market    1, 2005 currently      1, 2005 currently        1, 2005 currently        1, 2005 currently
Value Adjustment)      offering durations of: offering durations of:   offering durations of:   offering durations of:
                       1,2,3,5,7,10 years)    1,2,3,5,7,10 years)      1,2,3,5,7,10 years)      1,2,3,5,7,10 years)
-------------------------------------------------------------------------------------------------------------------------
Variable Investment    All options available  All options available    All options available    All options available
Options
-------------------------------------------------------------------------------------------------------------------------

APPENDIX F

AMERICAN SKANDIA ANNUITIES PROSPECTUS




                                ASL II                 APEX II                ASAP III             XTRA CREDIT SIX
----------------------------------------------------------------------------------------------------------------------
Basic Death Benefit     Prior to age 85: The   The greater of:         The greater of:         The greater of:
                        greater of: purchase   purchase payments       purchase payments       purchase payments
                        payments less          less proportional       less proportional       less proportional
                        proportional           withdrawals or          withdrawals or          withdrawals or
                        withdrawals or         account value (no       account value (no       account value (no
                        account value (no      MVA Applied).           MVA Applied).           MVA Applied) less an
                        MVA Applied).                                                          amount equal to the
                        On or after age 85:                                                    credits applied within
                        account value                                                          the 12 months prior to
                                                                                               date of death.
----------------------------------------------------------------------------------------------------------------------
Optional Death          Enhanced Beneficiary   EBP II,                 EBP II,                 EBP II,
Benefits (for an        Protection (EBPII)     HDV,                    HDV,                    HDV,
additional cost)/1/     Highest Daily Value    HAV,                    HAV,                    HAV,
                        (HDV)                  Combo 5% Roll-up /      Combo 5% Roll-up/       Combo 5% Roll-up /
                        Highest Anniversary    HAV                     HAV                     HAV
                        Value (HAV)
                        Combo 5% Roll Up/
                        HAV
----------------------------------------------------------------------------------------------------------------------
Living Benefits (for an GRO/ GRO Plus,         GRO/ GRO Plus,          GRO/ GRO Plus,          GRO/ GRO Plus,
additional cost)/2/     Guaranteed Minimum     GMWB,                   GMWB,                   GMWB,
                        Withdrawal Benefit     GMIB,                   GMIB,                   GMIB,
                        (GMWB),                Lifetime Five, Spousal  Lifetime Five, Spousal  Lifetime Five, Spousal
                        Guaranteed Minimum     Lifetime Five           Lifetime Five           Lifetime Five
                        Income Benefit
                        (GMIB),
                        Lifetime Five, Spousal
                        Lifetime Five
----------------------------------------------------------------------------------------------------------------------
Annuity Rewards/3/      Not Available          Available after initial Available after initial Available after initial
                                               withdrawal period       withdrawal period       withdrawal period
----------------------------------------------------------------------------------------------------------------------


HYPOTHETICAL ILLUSTRATION

The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:

An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% respectively.
..  No subsequent deposits or withdrawals are made from the Annuity.

.. The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows/4:/

 . 1.44% based on the fees and expenses of the underlying portfolios as of December 31,2005. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

 . The Separate Account level charges include the Insurance Charge and Distribution Charge (as applicable).
.. The Annuity Value and Surrender Value are further reduced by the annual maintenance fee. For XTra Credit SIX, APEX II, and ASAP III, the Annuity Value and Surrender Value also reflect the addition of any applicable credits.

APPENDIX F

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix F -- Selecting the Variable Annuity That's Right for You continued




The Contract Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request). Shaded cells represent the product with the highest customer Surrender Value for the contract year. Multiple shaded cells represent a tie between two or more annuities.

0% GROSS RATE OF RETURN



         APEX II            ASAP III       XTRA CREDIT SIX         ASL II
-------------------------------------------------------------------------------
    CONTRACT SURRENDER CONTRACT SURRENDER CONTRACT SURRENDER CONTRACT SURRENDER
YR   VALUE     VALUE    VALUE     VALUE    VALUE     VALUE    VALUE     VALUE
-------------------------------------------------------------------------------
 1   96,942   88,442    97,335   88,835   103,243   94,743    96,942   96,942
-------------------------------------------------------------------------------
 2   93,936   85,936    94,700   87,700   100,044   91,044    93,936   93,936
-------------------------------------------------------------------------------
 3   91,021   84,021    92,136   85,636    96,942   88,442    91,021   91,021
-------------------------------------------------------------------------------
 4   88,197   82,197    89,640   83,640    93,936   85,936    88,197   88,197
-------------------------------------------------------------------------------
 5   85,458   85,458    87,211   82,211    91,022   84,022    85,458   85,458
-------------------------------------------------------------------------------
 6   85,470   85,470    85,333   81,333    88,197   82,197    82,804   82,804
-------------------------------------------------------------------------------
 7   82,815   82,815    83,019   80,019    85,458   80,458    80,231   80,231
-------------------------------------------------------------------------------
 8   80,242   80,242    80,767   78,767    82,804   78,804    77,737   77,737
-------------------------------------------------------------------------------
 9   77,748   77,748    79,051   79,051    80,231   77,231    75,320   75,320
-------------------------------------------------------------------------------
10   75,330   75,330    77,371   77,371    77,737   75,737    72,976   72,976
-------------------------------------------------------------------------------
11   72,986   72,986    75,727   75,727    76,083   76,083    70,705   70,705
-------------------------------------------------------------------------------
12   70,714   70,714    74,117   74,117    74,466   74,466    68,503   68,503
-------------------------------------------------------------------------------
13   68,512   68,512    72,541   72,541    72,882   72,882    66,368   66,368
-------------------------------------------------------------------------------
14   66,377   66,377    70,998   70,998    71,332   71,332    64,299   64,299
-------------------------------------------------------------------------------
15   64,308   64,308    69,486   69,486    69,813   69,813    62,294   62,294
-------------------------------------------------------------------------------
16   62,302   62,302    68,006   68,006    68,326   68,326    60,350   60,350
-------------------------------------------------------------------------------
17   60,358   60,358    66,557   66,557    66,871   66,871    58,465   58,465
-------------------------------------------------------------------------------
18   58,473   58,473    65,138   65,138    65,445   65,445    56,639   56,639
-------------------------------------------------------------------------------
19   56,647   56,647    63,748   63,748    64,049   64,049    54,868   54,868
-------------------------------------------------------------------------------
20   54,876   54,876    62,387   62,387    62,682   62,682    53,152   53,152
-------------------------------------------------------------------------------
21   53,159   53,159    61,055   61,055    61,344   61,344    51,488   51,488
-------------------------------------------------------------------------------
22   51,495   51,495    59,751   59,751    60,033   60,033    49,876   49,876
-------------------------------------------------------------------------------
23   49,882   49,882    58,473   58,473    58,750   58,750    48,312   48,312
-------------------------------------------------------------------------------
24   48,319   48,319    57,222   57,222    57,493   57,493    46,797   46,797
-------------------------------------------------------------------------------
25   46,803   46,803    55,997   55,997    56,263   56,263    45,328   45,328
-------------------------------------------------------------------------------


Assumptions:
a. $100,000 initial investment
b. Fund Expenses = 1.44%
c. No optional death benefits or living benefits elected
d. Annuity was issued on or after February 13, 2006
e. Surrender value assumes surrender 2 days before policy anniversary

APPENDIX F

AMERICAN SKANDIA ANNUITIES PROSPECTUS





6% GROSS RATE OF RETURN



         APEX II            ASAP III       XTRA CREDIT SIX         ASL II
-------------------------------------------------------------------------------
    CONTRACT SURRENDER CONTRACT SURRENDER CONTRACT SURRENDER CONTRACT SURRENDER
YR   VALUE     VALUE    VALUE     VALUE    VALUE     VALUE    VALUE     VALUE
-------------------------------------------------------------------------------
 1  102,742    94,242  103,159    94,659  109,420   100,920  102,742   102,742
-------------------------------------------------------------------------------
 2  105,567    97,567  106,427    99,427  112,393   103,393  105,567   105,567
-------------------------------------------------------------------------------
 3  108,470   101,470  109,798   103,298  115,448   106,948  108,470   108,470
-------------------------------------------------------------------------------
 4  111,453   105,453  113,276   107,276  118,586   110,586  111,453   111,453
-------------------------------------------------------------------------------
 5  114,518   114,518  116,864   111,864  121,811   114,811  114,518   114,518
-------------------------------------------------------------------------------
 6  120,492   120,492  121,082   117,082  125,125   119,125  117,667   117,667
-------------------------------------------------------------------------------
 7  123,805   123,805  124,917   121,917  128,530   123,530  120,902   120,902
-------------------------------------------------------------------------------
 8  127,210   127,210  128,874   126,874  132,028   128,028  124,227   124,227
-------------------------------------------------------------------------------
 9  130,708   130,708  133,762   133,762  135,623   132,623  127,643   127,643
-------------------------------------------------------------------------------
10  134,302   134,302  138,838   138,838  139,316   137,316  131,153   131,153
-------------------------------------------------------------------------------
11  137,995   137,995  144,106   144,106  144,562   144,562  134,759   134,759
-------------------------------------------------------------------------------
12  141,789   141,789  149,574   149,574  150,011   150,011  138,465   138,465
-------------------------------------------------------------------------------
13  145,688   145,688  155,250   155,250  155,667   155,667  142,272   142,272
-------------------------------------------------------------------------------
14  149,694   149,694  161,141   161,141  161,537   161,537  146,184   146,184
-------------------------------------------------------------------------------
15  153,811   153,811  167,255   167,255  167,631   167,631  150,204   150,204
-------------------------------------------------------------------------------
16  158,040   158,040  173,602   173,602  173,955   173,955  154,334   154,334
-------------------------------------------------------------------------------
17  162,386   162,386  180,189   180,189  180,520   180,520  158,578   158,578
-------------------------------------------------------------------------------
18  166,851   166,851  187,027   187,027  187,333   187,333  162,939   162,939
-------------------------------------------------------------------------------
19  171,439   171,439  194,123   194,123  194,405   194,405  167,419   167,419
-------------------------------------------------------------------------------
20  176,153   176,153  201,489   201,489  201,746   201,746  172,023   172,023
-------------------------------------------------------------------------------
21  180,997   180,997  209,135   209,135  209,365   209,365  176,753   176,753
-------------------------------------------------------------------------------
22  185,974   185,974  217,071   217,071  217,273   217,273  181,613   181,613
-------------------------------------------------------------------------------
23  191,088   191,088  225,307   225,307  225,481   225,481  186,607   186,607
-------------------------------------------------------------------------------
24  196,343   196,343  233,857   233,857  234,000   234,000  191,739   191,739
-------------------------------------------------------------------------------
25  201,742   201,742  242,730   242,730  242,843   242,843  197,011   197,011
-------------------------------------------------------------------------------


Assumptions:
a. $100,000 initial investment
b. Fund Expenses = 1.44%
c. No optional death benefits or living benefits elected
d. Annuity was issued on or after February 13, 2006
e. Surrender value assumes surrender 2 days before policy anniversary

APPENDIX F

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix F -- Selecting the Variable Annuity That's Right for You continued



In addition, the following charts indicate the days (measured from the Issue
Date) in which each annuity product would have the highest Surrender Value amongst the products listed given the above assumptions.

0% GROSS RATE OF RETURN


                           OVER 30 YEARS, DAYS WON
                                        TOTAL DAYS  YEAR ACTUAL DAYS
           ---------------------------------------------------------
           APEX II                  1460               4       1460
                                                       5  1461-1825
                                                       6  1826-2190
                                                       7  2191-2555
                                                       8  2556-2919
           ---------------------------------------------------------
           ASAP III                  730               8       2920
                                                       9  2921-3285
                                                      10  3286-3649
           ---------------------------------------------------------
           Xtra Credit SIX          7301              10       3650
                                                   11-30 3651-10950
           ---------------------------------------------------------
           ASL II                   1825             1-5     1-1825
           ---------------------------------------------------------




6% GROSS RATE OF RETURN


                           OVER 30 YEARS, DAYS WON
                                        TOTAL DAYS  YEAR ACTUAL DAYS
           ---------------------------------------------------------
           APEX II                   729               6   1826-2190
                                                       7   2191-2554
           ---------------------------------------------------------
           ASAP III                 1425               9   2956-3285
                                                      10   3286-3649
                                                   28-30 10220-10950
           ---------------------------------------------------------
           Xtra Credit SIX          7337               4        1460
                                                       5   1461-1825
                                                       7        2555
                                                       8   2556-2920
                                                       9   2921-2955
                                                      10        3650
                                                   11-26   3651-9490
                                                      27   9491-9855
                                                      28  9856-10219
           ---------------------------------------------------------
           ASL II                   1459             1-3      1-1095
                                                       4   1096-1459
           ---------------------------------------------------------



Days listed assume 365 days per year and do not account for Leap Years.


* Annual Maintenance Fee is waived for account values of $100,000 or more.

1)For more information on these benefits, refer to the "Death Benefit" section in the Prospectus.
2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.
3)The Annuity Rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's account value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

4)These reductions result in hypothetical net rates of return corresponding to the 0% and 6% gross rates of return, respectively as follows: ASLII -3.02% and 2.80%; APEX II -3.02% and 2.80%; ASAP III -2.64% and 3.21% in years 1-8 and -2.06% and 3.82% in years 9+, XTra Credit SIX -3.02% and 2.80% in years 1-10 and -2.06% and 3.82% in years 11+.

 PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS (PLEASE CHECK ONE) ________ ASAPIII-PROS (05/2006), ________ APEX2PROS (05/2006),
 ________, ASL2PROS (05/2006), ________ XT6PROS (05/2006).


                  ------------------------------------------
                               (print your name)

                  ------------------------------------------
                                   (address)

                  ------------------------------------------
                             (city/state/zip code)

Variable Annuity Issued by:                        Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                              AMERICAN SKANDIA
ASSURANCE CORPORATION                                       MARKETING, INCORPORATED
A Prudential Financial Company                       A Prudential Financial Company
One Corporate Drive                                             One Corporate Drive
Shelton, Connecticut 06484                               Shelton, Connecticut 06484
Telephone: 1-800-752-6342                                   Telephone: 203-926-1888
http://www.americanskandia.prudential.com http://www.americanskandia.prudential.com

                              MAILING ADDRESSES:

                    AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                 P.O. Box 7960
                            Philadelphia, PA 19176

                                 EXPRESS MAIL:
                    AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                2101 Welsh Road
                               Dresher, PA 19025

                                    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

OPTIMUMSM
OPTIMUM FOURSM
OPTIMUM PLUSSM

Flexible Premium Deferred Annuities


PROSPECTUS: MAY 1, 2 0 0 6

This prospectus describes three different flexible premium deferred annuities (the "Annuities" or the "Annuity") offered by American Skandia Life Assurance Corporation ("American Skandia", "we", "our", or "us") exclusively through Linsco/Private Ledger, Corp. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix D entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features offered generally under the Annuity. Alternatively, such firms may restrict the availability of the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your registered representative for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Financial Professional. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


The Sub-accounts
--------------------------------------------------------------------------------

Each Sub-account of American Skandia Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: American Skandia Trust and Evergreen Variable Annuity Trust. See the following page for a complete list of Sub-accounts.

Please Read This Prospectus
--------------------------------------------------------------------------------
Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

Available Information
--------------------------------------------------------------------------------
We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 88. This Prospectus is part of the registration statement we filed with the SEC regarding this offering.
Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 100
F Street N.E., Washington, D.C., 20549. (See SEC file number 333-96577 for Optimum, 333-71654 for Optimum Four and 333-71834 for Optimum Plus). These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.
For Further Information call:
--------------------------------------------------------------------------------

  1-800-752-6342
These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.
These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Optimum/SM/, Optimum Four/SM/, Optimum Plus/SM/, are service marks or registered trademarks of Linsco/Private Ledger, Corp.


Prospectus Dated: May 1, 2006 Statement of Additional Information Dated: May 1, 2006
OA074PROS-0506                                                              LPLOASAI


 PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS


AMERICAN SKANDIA TRUST:
  AST AllianceBernstein Core Value
  AST AllianceBernstein Growth & Income
  AST DeAM Small-Cap Growth
  AST Federated Aggressive Growth
  AST Goldman Sachs Mid-Cap Growth
  AST JPMorgan International Equity
  AST Large-Cap Value
  AST Lord Abbett Bond Debenture
  AST LSV International Value
  AST Marsico Capital Growth
  AST MFS Growth
  AST Money Market
  AST Neuberger Berman Mid-Cap Value
  AST PIMCO Limited Maturity Bond
  AST PIMCO Total Return Bond
  AST Small-Cap Growth
  AST Small-Cap Value
  AST T. Rowe Price Large-Cap Growth
  AST T. Rowe Price Global Bond
  AST William Blair International Growth

EVERGREEN VARIABLE ANNUITY TRUST:
  International Equity
  Omega

Contents


Introduction....................................................................................  1
 Why Would I Choose to Purchase One of the Annuities?...........................................  1
 What Are Some of the Key Features of the Annuities?............................................  1
 How Do I Purchase One of the Annuities?........................................................  2
Glossary of Terms...............................................................................  3
Summary of Contract Fees and Charges............................................................  5
Expense Examples................................................................................ 12
Investment Options.............................................................................. 13
 What are the Investment Objectives and Policies of the Portfolio?.............................. 13
 What are the Fixed Allocations?................................................................ 17
Fees and Charges................................................................................ 18
 What are the Contract Fees and Charges?........................................................ 18
 What Charges Apply to the Fixed Allocations?................................................... 20
 What Charges Apply if I Choose an Annuity Payment Option?...................................... 20
 Exceptions/Reductions to Fees and Charges...................................................... 20
Purchasing Your Annuity......................................................................... 21
 What are Our Requirements for Purchasing One of the Annuities?................................. 21
Managing Your Annuity........................................................................... 22
 May I Change the Owner, Annuitant and Beneficiary Designations?................................ 22
 May I Return My Annuity if I Change My Mind?................................................... 22
 May I Make Additional Purchase Payments?....................................................... 22
 May I Make Scheduled Payments Directly from My Bank Account?................................... 23
 May I Make Purchase Payments Through a Salary Reduction Program?............................... 23
Managing Your Account Value..................................................................... 24
 How and When are Purchase Payments Invested?................................................... 24
 How Do I Receive a Loyalty Credit Under the Optimum and Optimum Four Annuity?.................. 24
 How Are Loyalty Credits Applied to My Account Value Under the Optimum and Optimum Four
   Annuity?..................................................................................... 24
 How Do I Receive Credits Under the Optimum Plus Annuity?....................................... 25
 How Are Credits Applied to Account Value Under the Optimum Plus Annuity?....................... 25
 Are There Restrictions or Charges on Transfers Between Investment Options?..................... 26
 Do You Offer Dollar Cost Averaging?............................................................ 28
 Do You Offer Any Automatic Rebalancing Programs?............................................... 28
 Are Any Asset Allocation Programs Available?................................................... 29
 Do You Offer Programs Designed to Guarantee a "Return of Premium" at a Future Date?............ 29
 May I Give My Financial Professional Permission to Forward Transaction Instructions?........... 30
 May I Authorize My Third Party Investment Advisor to Manage My Account?........................ 30
 How Do the Fixed Allocations Work?............................................................. 31
 How Do You Determine Rates for Fixed Allocations?.............................................. 32
 How Does the Market Value Adjustment Work?..................................................... 32
 What Happens When My Guarantee Period Matures?................................................. 33
Access To Account Value......................................................................... 34
 What Types of Distributions are Available to Me?............................................... 34
 Are There Tax Implications for Distributions?.................................................. 34
 Can I Withdraw a Portion of My Annuity?........................................................ 34
 How Much Can I Withdraw as a Free Withdrawal?.................................................. 35
 Can I Make Periodic Withdrawals from My Annuity During the Accumulation Period?................ 35
 Do You Offer a Program for Withdrawals Under Sections 72(t)/72(q) of the Internal Revenue Code? 35
 What are Minimum Distributions and When Would I Need to Make Them?............................. 35
 Can I Surrender My Annuity for Its Value?...................................................... 36
 What is a Medically-Related Surrender and How Do I Qualify?.................................... 36



                                      (i)

Contents


 What Types of Annuity Options are Available?.............................................  36
 How and When Do I Choose the Annuity Payment Option?.....................................  38
 How are Annuity Payments Calculated?.....................................................  38
Living Benefit Programs...................................................................  40
 Do You Offer Programs Designed to Provide Investment Protection for Owners While They are
   Alive?.................................................................................  40
 Guaranteed Return Option Plus/SM/ (GRO Plus/SM/).........................................  40
 Guaranteed Return Option (GRO)...........................................................  45
 Guaranteed Minimum Withdrawal Benefit (GMWB).............................................  48
 Guaranteed Minimum Income Benefit (GMIB).................................................  51
 Lifetime Five Income Benefit (Lifetime Five).............................................  56
 Spousal Lifetime Five Income Benefit (Spousal Lifetime Five).............................  62
Death Benefit.............................................................................  66
 What Triggers the Payment of a Death Benefit?............................................  66
 Basic Death Benefit......................................................................  66
 Optional Death Benefits..................................................................  66
 American Skandia's Annuity Rewards.......................................................  70
 Payment of Death Benefits................................................................  71
Valuing Your Investment...................................................................  73
 How is My Account Value Determined?......................................................  73
 What is the Surrender Value of My Annuity?...............................................  73
 How and When Do You Value the Sub-Accounts?..............................................  73
 How Do You Value Fixed Allocations?......................................................  73
 When Do You Process and Value Transactions?..............................................  73
 What Happens to My Units When There is a Change in Daily Asset-Based Charges?............  74
Tax Considerations........................................................................  76
General Information.......................................................................  83
 How Will I Receive Statements and Reports?...............................................  83
 Who is American Skandia?.................................................................  83
 What are Separate Accounts?..............................................................  83
 What is the Legal Structure of the Underlying Funds?.....................................  85
 Who Distributes Annuities Offered by American Skandia?...................................  86
 Incorporation of Certain Documents by Reference..........................................  87
 Financial Statements.....................................................................  87
 How to Contact Us........................................................................  87
 Indemnification..........................................................................  88
 Legal Proceedings........................................................................  88
 Contents of the Statement of Additional Information......................................  89
Appendix A -- Condensed Financial Information About Separate Account B.................... A-1
Appendix B -- Calculation of Optional Death Benefits...................................... B-1
Appendix C -- Additional Information on Asset Allocation Programs......................... C-1
Appendix D -- Selecting the Variable Annuity That's Right for You......................... D-1



                                     (ii)

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Introduction

Why Would I Choose to Purchase One of the Annuities?
--------------------------------------------------------------------------------
The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Allocations. This Prospectus describes four different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix D entitled, "Selecting the Variable Annuity That's Right for You."


When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.


What Are Some of the Key Features of the Annuities?
--------------------------------------------------------------------------------
.. Each Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

.. Each Annuity offers both Sub-accounts and Fixed Allocations. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

.. Each Annuity features two distinct periods -- the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

.. During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed or variable basis. Variable payment options are made available through a different contract and prospectus.

.. Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

.. Each Annuity offers a basic Death Benefit. It also offers optional Death
  Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

.. You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply.

.. Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Introduction continued

WITH RESPECT TO OPTIMUM PLUS ONLY:


.. If you purchase this Annuity, we apply an additional amount (referred to as an Optimum Plus/SM/ amount, Purchase Credit or Credit ) to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments during the first six Annuity Years.
.. Please note that during the first 10 years, the total asset-based charges on the Optimum Plus Annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the Optimum Plus Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The Optimum Plus/SM/ amount is included in your Account Value. However, American Skandia may take back all Optimum Plus amounts if you return your Annuity under the "free-look" provision. In addition, American Skandia may take back an Optimum Plus amount associated with any Purchase Payment if (a) the Optimum Plus amount was applied within twelve
  (12) months prior to the death of the Owner (or Annuitant if entity owned) or
  (b) the Optimum Plus amount was applied within 12 months prior to a request to surrender the Annuity under the medically-related surrender provision. If you qualify for the 6.5% Optimum Plus in the first year (for annuities issued on or after February 13, 2006, subject to state availability), only 6% of that amount will be taken back upon death or medically-related surrender request, both as described above. However, we will take back the entire 6.5% if you "free-look" your Annuity.
  Inthese situations, your Account Value could be substantially reduced. The amount we take back will equal the Optimum Plus amount, without adjustment up or down for investment performance. Therefore, any gain on the Optimum Plus amount will not be taken back. But if there was a loss on the Optimum Plus amount, the amount we take back will still equal the of the Optimum Plus amount. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the Optimum Plus/SM/ amount.
.. If replacing an annuity, please consider all charges associated with that annuity. Purchase Credits applicable to bonus products should not be viewed as an offset of any surrender charge that applies to any annuity contract you currently own. For more information on all available annuities, please see Appendix D of this prospectus.

WITH RESPECT TO OPTIMUM FOUR ONLY:
.. For annuities issued on or after June 20, 2005 (subject to state availability) this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and State availability.
WITH RESPECT TO OPTIMUM ONLY:
.. For annuities issued on or after February 13, 2006 (subject to state availability) this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and State availability.

How Do I Purchase One of the Annuities?
--------------------------------------------------------------------------------

We sell each Annuity through licensed, registered Financial Professionals. Unless we agree otherwise and subject to our rules, each Annuity has minimum initial Purchase Payments as follows: $1,000 for Optimum, $10,000 for Optimum Plus and Optimum Four. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum Plus and age 85 for Optimum Four. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity, on the date the benefit is elected or the date of the Owner's death.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Glossary of Terms

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.
ACCOUNT VALUE

The value of each allocation to a Sub-account (also referred to as a "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on a contract anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment. With respect to Optimum Plus, the Account Value includes any Credits we applied to your Purchase Payments that we are entitled to take back under certain circumstances. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply.


ANNUITIZATION
The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Annuitant to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

ANNUITY DATE
The date you choose for annuity payments to commence. A maximum Annuity Date may apply.

ANNUITY YEAR
A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

CODE
The Internal Revenue Code of 1986, as amended from time to time.


COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.



ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT
We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.


FIXED ALLOCATION
An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.


FREE LOOK
Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity contract for more details about your free look right.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
We offer a program that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
We offer a program that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value.


GUARANTEE PERIOD
A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.


GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/ )/GUARANTEED RETURN OPTION
We offer a program that, for an additional cost, guarantees a "return of premium" at a future date, while allowing you to allocate all or a portion of your Account Value to certain Sub-accounts.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")
We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Glossary of Terms continued



HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")
We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals.


INTERIM VALUE
The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

ISSUE DATE
The effective date of your Annuity.


LIFETIME FIVE INCOME BENEFIT
We offer a program that, for an additional cost, guarantees your ability to withdraw amounts equal to a percentage of an initial principal value, regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals.


MVA
A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

OWNER
With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


SPOUSAL LIFETIME FIVE INCOME BENEFIT
We offer a program that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to 5% of an initial principal value regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals.

SUB-ACCOUNT
We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".


SURRENDER VALUE
The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any Fixed Allocation.

UNIT
A measure used to calculate your Account Value in a Sub-account during the accumulation period.

VALUATION DAY
Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges

Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a charge for investment management, other expenses and with some mutual funds, a 12b-1 charge. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following table provides a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.


YOUR TRANSACTION FEES AND CHARGES
------------------------------------------------------------------------------------------------------------------------
(ASSESSED AGAINST EACH ANNUITY)

           FEE/CHARGE                       OPTIMUM                    OPTIMUM FOUR                 OPTIMUM PLUS
------------------------------------------------------------------------------------------------------------------------

Contingent Deferred Sales Charge*         Up to 7.5%**                 Up to 8.5%**                 Up to 9.0%**
------------------------------------------------------------------------------------------------------------------------

Transfer Fee**                         $10.00 (currently,           $10.00 (currently,           $10.00 (currently,
                                        $15.00 maximum)              $15.00 maximum)              $15.00 maximum)
------------------------------------------------------------------------------------------------------------------------

Tax Charge***                     0% to 3.5% of the value that 0% to 3.5% of the value that 0% to 3.5% of the value that is annuitized, depending on  is annuitized, depending on  is annuitized, depending on
                                  the requirements of the      the requirements of the      the requirements of the
                                  applicable jurisdiction.     applicable jurisdiction.     applicable jurisdiction.
------------------------------------------------------------------------------------------------------------------------



* The tables on the following page contain the Contingent Deferred Sales Charges upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.
** Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
*** This charge is deducted generally at the time you annuitize your contract.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued



              CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY


             ------------------------------------------------------
                                    OPTIMUM
             ------------------------------------------------------
             ------------------------------------------------------
             Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9+
             ------------------------------------------------------
             7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
             ------------------------------------------------------

                         ------------------------------
                                  OPTIMUM FOUR
                         ------------------------------
                         ------------------------------
                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         8.5%  8.0%  7.0%  6.0%   0.0%
                         ------------------------------

      --------------------------------------------------------------------
                                  OPTIMUM PLUS
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%   2.0%   0.0%
      --------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

YOUR PERIODIC FEES AND CHARGES
------------------------------------------------------------------------------------------------------------------------
(ASSESSED AGAINST EACH ANNUITY)

            FEE/CHARGE                       OPTIMUM                   OPTIMUM FOUR                 OPTIMUM PLUS
------------------------------------------------------------------------------------------------------------------------

Annual Maintenance Fee*            Smaller of $35 or 2% of      Smaller of $35 or 2% of     Smaller of $35 or 2% of
                                   Account Value**              Account Value**             Account Value
------------------------------------------------------------------------------------------------------------------------

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS/1/
------------------------------------------------------------------------------------------------------------------------
(ASSESSED AS A PERCENTAGE OF THE DAILY NET ASSETS OF THE SUB-ACCOUNTS)
            FEE/CHARGE
------------------------------------------------------------------------------------------------------------------------

Mortality & Expense Risk Charge/2/            0.50%                        1.50%                       0.50%
------------------------------------------------------------------------------------------------------------------------
Administration Charge/2/                      0.15%                        0.15%                       0.15%
------------------------------------------------------------------------------------------------------------------------
                                                                                                  1.00% in Annuity
Distribution Charge/3/             0.60% in Annuity Years 1-8               N/A                      Years 1-10
------------------------------------------------------------------------------------------------------------------------
                                   1.40% per year of the value  1.40% per year of the value 1.40% per year of the value
                                   of each Sub-account if the   of each Sub-account if the  of each Sub-account if the
                                   Owner's beneficiary elects   Owner's beneficiary elects  Owner's beneficiary elects
                                   the Qualified Beneficiary    the Qualified Beneficiary   the Qualified Beneficiary
Settlement Service                 Continuation Option/5/       Continuation Option/5/      Continuation Option/5/
Charge/4/                          ("Qualified BCO")            ("Qualified BCO")           ("Qualified BCO")
------------------------------------------------------------------------------------------------------------------------
                                   1.25% per year of the value  1.65% per year of the value 1.65% per year of the value
                                   of each Sub-account in       of each Sub-account         of each Sub-account in
                                   Annuity Years 1-8; 0.65%     (1.40% per year if you are  Annuity Years 1-10; 0.65%
                                   in Annuity Years 9 and       a beneficiary electing the  in Annuity Years 11 and
                                   later (1.40% per year if you Qualified BCO)              later (1.40% per year if you
Total Annual Charges of the Sub-   are a beneficiary electing                               are a beneficiary
accounts                           the Qualified BCO)                                       electing the Qualified BCO)
------------------------------------------------------------------------------------------------------------------------

* Assessed annually on the Annuity's anniversary date or upon surrender.

** Only applicable if Account Value is less than $100,000 Assessed annually on the Annuity's anniversary date or upon surrender.

1: These charges are deducted daily and apply to the Sub-accounts only.
2: The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus. 3: The Distribution Charge is 0.00% in Annuity Years 9+ for Optimum and in Annuity Years 11+ for Optimum Plus.
4: The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Qualified Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Qualified Beneficiary Continuation Option.
5: When an Annuity is used as an IRA, 403(b) or other "qualified investment", upon the Owner's death a beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. If a beneficiary elects this option, the beneficiary will incur the Settlement Service Charge. Please refer to the section of this Prospectus that describes the Qualified Beneficiary Continuation Option for more detailed information about this option, including certain restrictions and limitations that may apply.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued


The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.



YOUR OPTIONAL BENEFIT FEES AND CHARGES
--------------------------------------------------------------------------------------------------
                                                 TOTAL             TOTAL             TOTAL
                         OPTIONAL               ANNUAL             ANNUAL            ANNUAL
                         BENEFIT                CHARGE*           CHARGE*           CHARGE*
                           FEE/                   for               for               for
OPTIONAL BENEFIT          CHARGE                OPTIMUM         OPTIMUM FOUR      OPTIMUM PLUS
--------------------------------------------------------------------------------------------------

GUARANTEED RETURN OPTION Plus/SM/ (GRO Plus/SM/ )/GUARANTEED RETURN OPTION
--------------------------------------------------------------------------------------------------
                 0.25% of average daily   1.50% in Annuity     1.90%; 1.65%   1.90% in Annuity
                 net assets of the Sub-   Years 1-8; 0.90% in  for Qualified  Years 1-10; 0.90% in
                 accounts                 Annuity Years 9 and  BCO            Annuity Years 11 and
                                          later; 1.65% for                    later; 1.65% for
                                          Qualified BCO                       Qualified BCO

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)**
--------------------------------------------------------------------------------------------------
                 0.35% of average daily   1.60% in Annuity     2.00%; 1.75%   2.00% in Annuity
                 net assets of the Sub-   Years 1-8; 1.00% in  for Qualified  Years 1-10; 1.00% in
                 accounts                 Annuity Years 9 and  BCO            Annuity Years 11 and
                                          later; 1.75% for                    later; 1.75% for
                                          Qualified BCO                       Qualified BCO

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**
--------------------------------------------------------------------------------------------------
                 0.50% per year of the    1.25% in Annuity     1.65% PLUS     1.65% in Annuity
                 average Protected        Years 1-8; 0.65% in  0.50% per year Years 1-10; 0.65% in
                 Income Value during      Annuity Years 9 and  of average     Annuity Years 11 and
                 each year; deducted      later PLUS 0.50% per Protected      later PLUS 0.50% per
                 annually in arrears each year of average      Income Value   year of average
                 Annuity Year             Protected Income                    Protected Income
                                          Value                               Value

AMERICAN SKANDIA ANNUITIES PROSPECTUS


---------------------------------------------------------------------------------------------
                                               TOTAL           TOTAL            TOTAL
                        OPTIONAL              ANNUAL           ANNUAL           ANNUAL
                        BENEFIT               CHARGE*         CHARGE*          CHARGE*
                          FEE/                  for             for              for
OPTIONAL BENEFIT         CHARGE               OPTIMUM       OPTIMUM FOUR     OPTIMUM PLUS
---------------------------------------------------------------------------------------------

LIFETIME FIVE INCOME BENEFIT**
---------------------------------------------------------------------------------------------
                 0.60% of average daily 1.85% in Annuity    2.25%        2.25% in Annuity
                 net assets of the Sub- Years 1-8; 1.25% in              Years 1-10; 1.25% in
                 accounts               Annuity Years 9 and              Annuity Years 9 and
                                        later                            later

SPOUSAL LIFETIME FIVE INCOME BENEFIT**
---------------------------------------------------------------------------------------------
                 0.75% of average daily 2.00% in Annuity    2.40%        2.40% in Annuity
                 net assets of the      Years 1-8; 1.40% in              Years 1-10; 1.40% in
                 Subaccounts            Annuity Years 9 and              Annuity Years 11 and
                                        later                            later

ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**
---------------------------------------------------------------------------------------------
                 0.25% of average daily 1.50% in Annuity    1.90%        1.90% in Annuity
                 net assets of the      Years 1-8; 0.90% in              Years 1-10; 0.90% in
                 Subaccounts            Annuity Years 9 and              Annuity Years 11 and
                                        later                            later

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**
---------------------------------------------------------------------------------------------
                 0.25% of average daily 1.50% in Annuity    1.90%        1.90% in Annuity
                 net assets of the      Years 1-8; 0.90% in              Years 1-10; 0.90% in
                 Subaccounts            Annuity Years 9 and              Annuity Years 11 and
                                        later                            later

COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT**
---------------------------------------------------------------------------------------------
                 0.50% of average daily 1.75% in Annuity    2.15%        2.15% in Annuity
                 net assets of the Sub- Years 1-8; 1.15% in              Years 1-10; 1.15% in
                 accounts               Annuity Years 9 and              Annuity Years 11 and
                                        later                            later

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Summary of Contract Fees and Charges continued

------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL                   TOTAL                  TOTAL
                                                           ANNUAL                   ANNUAL                 ANNUAL
                               OPTIONAL                    CHARGE*                 CHARGE*                CHARGE*
                               BENEFIT                       for                     for                    for
OPTIONAL BENEFIT              FEE/CHARGE                   OPTIMUM               OPTIMUM FOUR           OPTIMUM PLUS
------------------------------------------------------------------------------------------------------------------------------

HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")**
------------------------------------------------------------------------------------------------------------------------------
                          0.50% of average             1.75% in Annuity          2.15%                2.15% in Annuity
                          daily net assets of          Years 1-8; 1.15%                               Years 1-10;
                          the Sub-accounts             in Annuity Years                               1.15% in Annuity
                                                       9 and later                                    Years 11 and
                                                                                                      later
------------------------------------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
------------------------------------------------------------------------------------------------------------------------------


* The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
** These optional benefits are not available under the Qualified BCO.


   The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2005. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



           TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
           ---------------------------------------------------------
                                                     MINIMUM MAXIMUM
           ---------------------------------------------------------
               Total Portfolio Operating Expense      0.63%  1.26%



The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2005, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.



UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)
                                                       FOR THE YEAR ENDED DECEMBER 31, 2005
                                                  -----------------------------------------------
                                                                                  TOTAL ANNUAL
                                                  MANAGEMENT   OTHER     12B-1 PORTFOLIO OPERATING
           UNDERLYING PORTFOLIO                      FEES    EXPENSES/1/  FEE       EXPENSES

American Skandia Trust/2,3/
--------------------------------------------------------------------------------------------------
      AST AllianceBernstein Core Value              0.75%      0.19%     0.00%        0.94%
      AST AllianceBernstein Growth & Income         0.75%      0.13%     0.00%        0.88%
      AST DeAM Small-Cap Growth                     0.95%      0.20%     0.00%        1.15%
      AST Federated Aggressive Growth               0.95%      0.17%     0.00%        1.12%
      AST Goldman Sachs Mid-Cap Growth              1.00%      0.18%     0.00%        1.18%

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                        FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                                   TOTAL ANNUAL
                                                   MANAGEMENT   OTHER     12B-1 PORTFOLIO OPERATING
            UNDERLYING PORTFOLIO                      FEES    EXPENSES/1/ FEES       EXPENSES

American Skandia Trust:/2,3/ continued
---------------------------------------------------------------------------------------------------
      AST JPMorgan International Equity              0.88%      0.19%     0.00%        1.07%
      AST Large-Cap Value/4/                         0.75%      0.16%     0.00%        0.91%
      AST Lord Abbett Bond Debenture                 0.80%      0.17%     0.00%        0.97%
      AST LSV International Value                    1.00%      0.26%     0.00%        1.26%
      AST Marsico Capital Growth                     0.90%      0.13%     0.00%        1.03%
      AST MFS Growth                                 0.90%      0.18%     0.00%        1.08%
      AST Money Market/5/                            0.50%      0.13%     0.00%        0.63%
      AST Neuberger Berman Mid-Cap Value             0.89%      0.14%     0.00%        1.03%
      AST PIMCO Limited Maturity Bond                0.65%      0.15%     0.00%        0.80%
      AST PIMCO Total Return Bond                    0.65%      0.15%     0.00%        0.80%
      AST Small-Cap Growth                           0.90%      0.25%     0.00%        1.15%
      AST Small-Cap Value/6/                         0.90%      0.17%     0.00%        1.07%
      AST T. Rowe Price Large-Cap Growth/7/          0.90%      0.21%     0.00%        1.11%
      AST T. Rowe Price Global Bond                  0.80%      0.21%     0.00%        1.01%
      AST William Blair International Growth         1.00%      0.18%     0.00%        1.18%

Evergreen Variable Annuity Trust:
---------------------------------------------------------------------------------------------------
      International Equity                           0.41%      0.30%     0.00%        0.71%
      Omega                                          0.52%      0.19%     0.00%        0.71%


1: As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of each Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.

2: The total actual operating expenses for certain of the Portfolios listed above for the year ended December 31, 2005 were less than the amounts shown in the table above, due to fee waivers, reimbursement of expenses, and expense offset arrangements ("Arrangements"). These Arrangements are voluntary and may be terminated at any time. In addition, the Arrangements may be modified periodically. For more information regarding the Arrangements, please see the prospectus and statement of additional information for the Portfolios.
3: Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004.
4: Effective March 20, 2006, Dreman Value Management LLC became a Sub-advisor along with J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC. Between December 5, 2005 and March 20, 2006, J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC served as Co-Sub-advisors of the Portfolio. Prior to December 5, 2005, Hotchkis & Wiley Capital Management, LLC served as Sub-advisor of the Portfolio, then named the "AST Hotchkis & Wiley Large-Cap Value Portfolio."
5: Effective December 5, 2005, Prudential Investment Management, Inc. became the Sub-advisor of the Portfolio. Prior to December 5, 2005, Wells Capital Management, Inc. served as Sub-advisor of the Portfolio.
6: Effective March 20, 2006, Dreman Value Management LLC became a Sub-advisor along with Salomon Brothers Asset Management, Inc., J.P. Morgan Investment Management, Inc. and Lee Munder Capital Group. Between December 5, 2005 and March 20, 2006, Salomon Brothers Asset Management, Inc., J.P. Morgan Investment Management, Inc., Lee Munder Capital Group and Integrity Asset Management served as Sub-advisors of the Portfolio. Prior to December 5, 2005, J.P. Morgan Investment Management, Inc., Lee Munder Capital Group and Integrity Asset Management served as Sub-advisors of the Portfolio. The name of the Portfolio remains unchanged.
7: Effective December 5, 2005, T. Rowe Price Associates, Inc. became the Sub-advisor of the Portfolio. Prior to December 5, 2005, Alliance Capital Management, L.P. served as Sub-advisor of the Portfolio, then named the "AST AllianceBernstein Large-Cap Growth Portfolio."

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Expense Examples

These examples are intended to help you compare the cost of investing in one American Skandia Annuity with the cost of investing in other American Skandia Annuities and/or other variable annuities.
Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.
The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":

.. Insurance Charge
.. Distribution Charge (if applicable)
.. Contingent Deferred Sales Charge (when and if applicable)
.. Annual Maintenance Fee
.. The maximum combination of optional benefit charges

The examples also assume the following for the period shown:


.. You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses, and those expenses remain the same each year

.. You make no withdrawals of Account Value
.. You make no transfers, or other transactions for which we charge a fee
.. No tax charge applies
.. You elect the Lifetime Five Income Benefit, the Highest Daily Value Death
  Benefit and the Enhanced Beneficiary Protection Death Benefit (which are the maximum combination of optional benefit charges)
.. For the Optimum Plus example, the Credit applicable to the Annuity is 6.5% of the Purchase Payment*
.. For the Optimum Four example, the Loyalty Credit applies to the Annuity and is equal to 2.75% of total purchase payments made during the first four Annuity years
.. For the Optimum example, the Loyalty Credit applies to the Annuity and is equal to 0.50% of total purchase payment made during the first four Annuity years.

Amounts shown in the examples are rounded to the nearest dollar.

* The Credit that is applied to Purchase Payments received after the first Annuity Year is less than 6.5% (see "How do I Receive Credits?")
The examples are illustrative only -- they should not be considered a representation of past or future expenses of the underlying mutual funds or their portfolios -- actual expenses will be less than those shown if you elect a different combination of optional benefits than indicated in the examples or if you allocate Account Value to any other available Sub-accounts.

Expense Examples are provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; 2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.

             IF YOU SURRENDER YOUR ANNUITY AT THE IF YOU ANNUITIZE YOUR ANNUITY AT THE  IF YOU DO NOT SURRENDER
             END OF THE APPLICABLE TIME PERIOD:   END OF THE APPLICABLE TIME PERIOD:/1/ YOUR ANNUITY:
-------------------------------------------------------------------------------------------------------------------
             1 YR     3 YRS    5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS    1 YR  3 YRS  5 YRS  10 YRS
Optimum      $1,098   $1,863   $2,597   $ 4,256   $ 423    $1,278    $2,147   $ 4,256   $ 423 $1,278 $2,147 $ 4,256
Optimum Four $1,227   $2,021   $2,328   $ 4,701   $ 462    $1,391    $2,328   $ 4,701   $ 462 $1,391 $2,328 $ 4,701
Optimum Plus $1,354   $2,291   $3,139   $ 5,175     N/A       N/A    $2,467   $ 4,983   $ 490 $1,475 $2,467 $ 4,983


1: If you own Optimum Plus, you may not annuitize in the first Three (3) Annuity Years; if you own Optimum or Optimum Four, you may not annuitize in the first Annuity Year.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?
Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

   The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of American Skandia Trust. The investment managers for AST are American Skandia Investment Services, Incorporated, a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

   The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.


                                                            PORTFOLIO
                                                            ADVISOR/
   STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES           SUB-ADVISOR
   -------------------------------------------------------------------------
    LARGE CAP  AST AllianceBernstein Core Value       AllianceBernstein L.P.
    VALUE      Portfolio: seeks long-term capital
               growth by investing primarily in
               common stocks. The Sub-advisor
               expects that the majority of the
               Portfolio's assets will be invested
               in the common stocks of large
               companies that appear to be
               undervalued. Among other things, the
               Portfolio seeks to identify
               compelling buying opportunities
               created when companies are
               undervalued on the basis of investor
               reactions to near-term problems or
               circumstances even though their
               long-term prospects remain sound. The
               Sub-advisor seeks to identify
               individual companies with earnings
               growth potential that may not be
               recognized by the market at large.
   -------------------------------------------------------------------------
    LARGE CAP  AST AllianceBernstein Growth & Income  AllianceBernstein L.P.
    VALUE      Portfolio: seeks long-term growth of
               capital and income while attempting
               to avoid excessive fluctuations in
               market value. The Portfolio normally
               will invest in common stocks (and
               securities convertible into common
               stocks). The Sub-advisor will take a
               value-oriented approach, in that it
               will try to keep the Portfolio's
               assets invested in securities that
               are selling at reasonable valuations
               in relation to their fundamental
               business prospects. The stocks that
               the Portfolio will normally invest in
               are those of seasoned companies.
   -------------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
    -----------------------------------------------------------------------
    SMALL CAP     AST DeAM Small-Cap Growth Portfolio:   Deutsche Asset
    GROWTH        seeks maximum growth of investors'     Management, Inc.
                  capital from a portfolio of growth
                  stocks of smaller companies. The
                  Portfolio pursues its objective,
                  under normal circumstances, by
                  primarily investing at least 80% of
                  its total assets in the equity
                  securities of small-sized companies
                  included in the Russell 2000
                  Growth(R) Index. The Sub-advisor
                  employs an investment strategy
                  designed to maintain a portfolio of
                  equity securities which approximates
                  the market risk of those stocks
                  included in the Russell 2000
                  Growth(R) Index, but which attempts
                  to outperform the Russell 2000
                  Growth(R) Index.
    -----------------------------------------------------------------------
    SMALL CAP     AST Federated Aggressive Growth        Federated Equity
    GROWTH        Portfolio: seeks capital growth. The   Management
                  Portfolio pursues its investment       Company of
                  objective by investing primarily in    Pennsylvania/
                  the stocks of small companies that     Federated Global
                  are traded on national security        Investment
                  exchanges, NASDAQ stock exchange and   Management Corp.
                  the over-the-counter-market. Small
                  companies will be defined as
                  companies with market capitalizations
                  similar to companies in the Russell
                  2000 Growth Index. Up to 25% of the
                  Portfolio's net assets may be
                  invested in foreign securities, which
                  are typically denominated in foreign
                  currencies.
    -----------------------------------------------------------------------
    MID CAP       AST Goldman Sachs Mid-Cap Growth       Goldman Sachs
    GROWTH        Portfolio: seeks long-term capital     Asset
                  growth. The Portfolio pursues its      Management, L.P.
                  investment objective, by investing
                  primarily in equity securities
                  selected for their growth potential,
                  and normally invests at least 80% of
                  the value of its assets in medium
                  capitalization companies. For
                  purposes of the Portfolio,
                  medium-sized companies are those
                  whose market capitalizations
                  (measured at the time of investment)
                  fall within the range of companies in
                  the Russell Mid Cap Growth Index. The
                  Sub-advisor seeks to identify
                  individual companies with earnings
                  growth potential that may not be
                  recognized by the market at large.
    -----------------------------------------------------------------------
    INTERNATIONAL AST JPMorgan International Equity      J.P. Morgan
    EQUITY        Portfolio: seeks long-term capital     Investment
                  growth by investing in a diversified   Management Inc.
                  portfolio of international equity
                  securities. The Portfolio seeks to
                  meet its objective by investing,
                  under normal market conditions, at
                  least 80% of its assets in a
                  diversified portfolio of equity
                  securities of companies located or
                  operating in developed non-U.S.
                  countries and emerging markets of the
                  world. The equity securities will
                  ordinarily be traded on a recognized
                  foreign securities exchange or traded
                  in a foreign over-the-counter market
                  in the country where the issuer is
                  principally based, but may also be
                  traded in other countries including
                  the United States.
    -----------------------------------------------------------------------
    LARGE CAP     AST Large-Cap Value Portfolio          Dreman Value
    VALUE         (formerly AST Hotchkis and Wiley       Management LLC,
                  Large-Cap Value Portfolio): seeks      Hotchkis and Wiley
                  current income and long-term growth    Capital
                  of income, as well as capital          Management, LLC;
                  appreciation. The Portfolio invests,   J.P. Morgan
                  under normal circumstances, at least   Investment
                  80% of its net assets in common        Management Inc.
                  stocks of large cap U.S. companies.
                  The Portfolio focuses on common
                  stocks that have a high cash dividend
                  or payout yield relative to the
                  market or that possess relative value
                  within sectors.
    -----------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
    -----------------------------------------------------------------------
    FIXED         AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
    INCOME        Portfolio: seeks high current income   LLC
                  and the opportunity for capital
                  appreciation to produce a high total
                  return. To pursue its objective, the
                  Portfolio will invest, under normal
                  circumstances, at least 80% of the
                  value of its assets in fixed income
                  securities and normally invests
                  primarily in high yield and
                  investment grade debt securities,
                  securities convertible into common
                  stock and preferred stocks. The
                  Portfolio may find good value in high
                  yield securities, sometimes called
                  "lower-rated bonds" or "junk bonds,"
                  and frequently may have more than
                  half of its assets invested in those
                  securities. At least 20% of the
                  Portfolio's assets must be invested
                  in any combination of investment
                  grade debt securities, U.S.
                  Government securities and cash
                  equivalents. The Portfolio may also
                  make significant investments in
                  mortgage-backed securities. Although
                  the Portfolio expects to maintain a
                  weighted average maturity in the
                  range of five to twelve years, there
                  are no restrictions on the overall
                  Portfolio or on individual
                  securities. The Portfolio may invest
                  up to 20% of its net assets in equity
                  securities.
    -----------------------------------------------------------------------
    INTERNATIONAL AST LSV International Value            LSV Asset
    EQUITY        Portfolio: seeks capital growth. The   Management
                  Portfolio pursues its objective by
                  primarily investing at least 80% of
                  the value of its assets in the equity
                  securities of companies in developed
                  non-U.S. countries that are
                  represented in the MSCI EAFE Index.
                  The target of this Portfolio is to
                  outperform the unhedged US Dollar
                  total return (net of foreign dividend
                  withholding taxes) of the MSCI EAFE
                  Index. The Sub-Advisor uses
                  proprietary quantitative models to
                  manage the Portfolio in a bottom-up
                  security selection approach combined
                  with overall portfolio risk
                  management.
    -----------------------------------------------------------------------
    LARGE CAP     AST Marsico Capital Growth Portfolio:  Marsico Capital
    GROWTH        seeks capital growth. Income           Management, LLC
                  realization is not an investment
                  objective and any income realized on
                  the Portfolio's investments,
                  therefore, will be incidental to the
                  Portfolio's objective. The Portfolio
                  will pursue its objective by
                  investing primarily in common stocks
                  of larger, more established
                  companies. In selecting investments
                  for the Portfolio, the Sub-advisor
                  uses an approach that combines "top
                  down" economic analysis with "bottom
                  up" stock selection. The "top down"
                  approach identifies sectors,
                  industries and companies that may
                  benefit from the trends the
                  Sub-advisor has observed. The
                  Sub-advisor then looks for individual
                  companies with earnings growth
                  potential that may not be recognized
                  by the market at large, utilizing a
                  "bottom up" stock selection process.
                  The Portfolio will normally hold a
                  core position of between 35 and 50
                  common stocks. The Portfolio may hold
                  a limited number of additional common
                  stocks at times when the Portfolio
                  manager is accumulating new
                  positions, phasing out existing or
                  responding to exceptional market
                  conditions.
    -----------------------------------------------------------------------
    LARGE CAP     AST MFS Growth Portfolio: seeks        Massachusetts
    GROWTH        long-term capital growth and future    Financial Services
                  income. Under normal market            Company
                  conditions, the Portfolio invests at
                  least 80% of its total assets in
                  common stocks and related securities,
                  such as preferred stocks, convertible
                  securities and depositary receipts,
                  of companies that the Sub-advisor
                  believes offer better than average
                  prospects for long-term growth. The
                  Sub-advisor seeks to purchase
                  securities of companies that it
                  considers well-run and poised for
                  growth. The Portfolio may invest up
                  to 35% of its net assets in foreign
                  securities.
    -----------------------------------------------------------------------
    FIXED         AST Money Market Portfolio: seeks      Prudential
    INCOME        high current income while maintaining  Investment
                  high levels of liquidity. The          Management, Inc.
                  Portfolio attempts to accomplish its
                  objective by maintaining a
                  dollar-weighted average maturity of
                  not more than 90 days and by
                  investing in securities which have
                  effective maturities of not more than
                  397 days.
    -----------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Investment Options continued

                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES          SUB-ADVISOR
     ----------------------------------------------------------------------
      MID CAP    AST Neuberger Berman Mid-Cap Value     Neuberger Berman
      VALUE      Portfolio: seeks capital growth.       Management Inc.
                 Under normal market conditions, the
                 Portfolio primarily invests at least
                 80% of its net assets in the common
                 stocks of mid-cap companies. For
                 purposes of the Portfolio, companies
                 with equity market capitalizations
                 that fall within the range of the
                 Russell Midcap(R) Index at the time
                 of investment are considered mid-cap
                 companies. Some of the Portfolio's
                 assets may be invested in the
                 securities of large-cap companies as
                 well as in small-cap companies. Under
                 the Portfolio's value-oriented
                 investment approach, the Sub-advisor
                 looks for well-managed companies
                 whose stock prices are undervalued
                 and that may rise in price before
                 other investors realize their worth.
     ----------------------------------------------------------------------
      FIXED      AST PIMCO Limited Maturity Bond        Pacific Investment
      INCOME     Portfolio: seeks to maximize total     Management
                 return consistent with preservation    Company LLC
                 of capital and prudent investment      (PIMCO)
                 management. The Portfolio will invest
                 in a diversified portfolio of
                 fixed-income securities of varying
                 maturities. The average portfolio
                 duration of the Portfolio generally
                 will vary within a one- to three-year
                 time frame based on the Sub-advisor's
                 forecast for interest rates.
     ----------------------------------------------------------------------
      FIXED      AST PIMCO Total Return Bond            Pacific Investment
      INCOME     Portfolio: seeks to maximize total     Management
                 return consistent with preservation    Company LLC
                 of capital and prudent investment      (PIMCO)
                 management. The Portfolio will invest
                 in a diversified portfolio of
                 fixed-income securities of varying
                 maturities. The average portfolio
                 duration of the Portfolio generally
                 will vary within a three- to six-year
                 time frame based on the Sub-advisor's
                 forecast for interest rates.
     ----------------------------------------------------------------------
      SMALL CAP  AST Small-Cap Growth Portfolio: seeks  Eagle Asset
      GROWTH     long-term capital growth. The          Management/
                 Portfolio pursues its objective by     Neuberger Berman
                 primarily investing in the common      Management Inc.
                 stocks of small-capitalization
                 companies, which is defined as a
                 company with a market capitalization,
                 at the time of purchase, no larger
                 than the largest capitalized company
                 included in the Russell 2000 Index
                 during the most recent 11-month
                 period (based on month-end data) plus
                 the most recent data during the
                 current month.
     ----------------------------------------------------------------------
      SMALL CAP  AST Small-Cap Value Portfolio: seeks   Lee Munder
      VALUE      to provide long-term capital growth    Investments, Ltd;
                 by investing primarily in              J.P. Morgan
                 small-capitalization stocks that       Investment
                 appear to be undervalued. The          Management Inc.;
                 Portfolio will have a non-fundamental  Salomon Brothers
                 policy to invest, under normal         Asset
                 circumstances, at least 80% of the     Management Inc;
                 value of its net assets in small       Dreman Value
                 capitalization stocks. The Portfolio   Management LLC
                 will focus on common stocks that
                 appear to be undervalued.
     ----------------------------------------------------------------------
      FIXED      AST T. Rowe Price Global Bond          T. Rowe Price
      INCOME     Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign and
                 U.S. dollar-denominated bonds. The
                 Portfolio will invest at least 80% of
                 its total assets in fixed income
                 securities, including high quality
                 bonds issued or guaranteed by U.S. or
                 foreign governments or their agencies
                 and by foreign authorities, provinces
                 and municipalities as well as
                 investment grade corporate bonds and
                 mortgage and asset-backed securities
                 of U.S. and foreign issuers. The
                 Portfolio generally invests in
                 countries where the combination of
                 fixed-income returns and currency
                 exchange rates appears attractive,
                 or, if the currency trend is
                 unfavorable, where the Sub-advisor
                 believes that the currency risk can
                 be minimized through hedging. The
                 Portfolio may also invest up to 20%
                 of its assets in the aggregate in
                 below investment-grade, high-risk
                 bonds ("junk bonds"). In addition,
                 the Portfolio may invest up to 30% of
                 its assets in mortgage-backed
                 (including derivatives, such as
                 collateralized mortgage obligations
                 and stripped mortgage securities) and
                 asset-backed securities.
     ----------------------------------------------------------------------

AMERICAN SKANDIA ANNUITIES PROSPECTUS


                                                             PORTFOLIO
                                                             ADVISOR/
      STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
     ---------------------------------------------------------------------
     LARGE CAP     AST T. Rowe Price Large-Cap Growth     T. Rowe Price
     GROWTH        Portfolio (formerly AST                Associates, Inc.
                   AllianceBernstein Large-Cap Growth):
                   seeks long-term growth of capital by
                   investing predominantly in the equity
                   securities of a limited number of
                   large, carefully selected,
                   high-quality U.S. companies that are
                   judged likely to achieve superior
                   earnings growth. The Portfolio takes
                   a growth approach to investment
                   selection and normally invests at
                   least 80% of its net assets in the
                   common stocks of large cap companies.
     ---------------------------------------------------------------------
     INTERNATIONAL AST William Blair International        William Blair &
     EQUITY        Growth Portfolio: seeks long-term      Company, L.L.C.
                   capital appreciation. The Portfolio
                   invests primarily in stocks of large
                   and medium-sized companies located in
                   countries included in the Morgan
                   Stanley Capital International All
                   Country World Ex-U.S. Index. Under
                   normal market conditions, the
                   portfolio invests at least 80% of its
                   net assets in equity securities. The
                   Portfolio's assets normally will be
                   allocated among not fewer than six
                   different countries and will not
                   concentrate investments in any
                   particular industry. The Portfolio
                   seeks companies that historically
                   have had superior growth,
                   profitability and quality relative to
                   local markets and relative to
                   companies within the same industry
                   worldwide, and that are expected to
                   continue such performance.
     ---------------------------------------------------------------------
     INTERNATIONAL Evergreen VA International Equity:     Evergreen
     EQUITY        seeks long-term capital growth and     Investment
                   secondarily, modest income. The        Management
                   Portfolio normally invests 80% of its  Company, LLC
                   assets in equity securities issued by
                   established, quality, non-U.S.
                   companies located in countries with
                   developed markets and may purchase
                   across all market capitalizations.
                   The Portfolio normally invests at
                   least 65% of its assets in securities
                   of companies in at least three
                   different countries (other than the
                   U.S.). The Portfolio may also invest
                   in emerging markets. The Portfolio's
                   managers seek both growth and value
                   opportunities, and the Portfolio
                   intends to seek modest income from
                   dividends paid by its equity holdings.
     ---------------------------------------------------------------------
     SPECIALTY     Evergreen VA Omega: seeks long-term    Evergreen
                   capital growth. The Portfolio invests  Investment
                   primarily, and under normal            Management
                   conditions substantially all of its    Company, LLC
                   assets, in common stocks and
                   securities convertible into common
                   stocks of U.S. companies across all
                   market capitalizations. The
                   Portfolio's managers employ a growth
                   style of equity management. "Growth"
                   stocks are stocks of companies that
                   the Portfolio's managers believe have
                   anticipated earnings ranging from
                   steady to accelerated growth. The
                   Portfolio may invest up to 25% of its
                   assets in foreign securities.
     ---------------------------------------------------------------------


WHAT ARE THE FIXED ALLOCATIONS?
We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.
   Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call American Skandia at 1-800-752-6342 to determine availability of Fixed Allocations in your state and for your annuity product.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Fees and Charges



The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, American Skandia may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering an Annuity and, in the case of Optimum Plus, Optimum and Optimum Four to offset a portion of the costs associated with offering Credits which are funded through American Skandia's general account.
   The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incu\r. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that American Skandia receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for Optimum Plus, Optimum Plus and Optimum Four, appreciation on amounts that represent any Credits.


WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for Optimum, Optimum Four and Optimum Plus are shown under "Summary of Contract Fees and Charges".

   With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.
   For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

   We may waive any applicable CDSC under certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

   Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit

AMERICAN SKANDIA ANNUITIES PROSPECTUS

transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

   Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. With respect to Optimum and Optimum Four, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to Optimum Plus, we deduct the Annual Maintenance Fee regardless of Account Value. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

   Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2% of your premium and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.
   We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

   Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.
   The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under each Annuity.

   Distribution Charge: For Optimum and Optimum Plus, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to Optimum Plus, the costs associated with offering Credits which are funded through American Skandia's general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.

   Optional Benefits for which we assess a charge: If you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis solely from your Account Value

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Fees and Charges continued

allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

   Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). The variable annuity payment options are described in detail in a separate prospectus, which is available upon request and which will be provided to you if and when you elect one of the variable annuity payment options. The separate prospectus sets forth the fees and charges under the variable payment option, which may be higher than those set forth in this prospectus.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Purchasing Your Annuity

WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?


Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for Optimum, $10,000 for Optimum Plus and Optimum Four. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

   Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply.
   Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to American Skandia via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

   Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum Plus and age 85 for Optimum Four. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.


   Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
..   Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
..   Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
..   Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your beneficiary designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.
   Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Annuity


MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any joint
    Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
..   a change in Beneficiary if the Owner had previously made the designation irrevocable.

There may be restrictions on designation changes when you have elected certain optional benefits.

SPOUSAL OWNERS/SPOUSAL BENEFICIARIES
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For the Spousal Lifetime Five Income Benefit, the eligible surviving spouse will also be able to assume the benefit with the Annuity. See the description of this benefit in the "Living Benefit Programs" section of this Prospectus. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

CONTINGENT ANNUITANT
If an Annuity is owned by an entity and the entity has named a Contingent Annuitant, no Death Benefit is payable upon the death of the Annuitant. However, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. The Annuity is eligible to have a Contingent Annuitant designation if the entity which owns the annuity is a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) or an entity described in Code section 72(u)(1), or any successor Code sections.

MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?


If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase Payment(s) applied during the right to cancel period less any applicable federal and state income tax withholding. With respect to Optimum Plus, if you return your Annuity, we will not return any Credits we applied to your Annuity based on your Purchase Payments.


MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?


Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic Purchase Payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be paid at any time before the Annuity Date.

AMERICAN SKANDIA ANNUITIES PROSPECTUS


MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "American Skandia's Systematic Investment Plan." Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Account Value


HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

   Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

   Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES? We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to Optimum, for annuities issued on or after February 13, 2006 (subject to state availability), the Loyalty Credit is equal to 0.50% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to Optimum Four, for annuities issued on or after June 20, 2005 (subject to state availability), the Loyalty Credit is equal to 2.25% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For Optimum Four Annuities issued on or after February 13, 2006 (subject to state availability), the Loyalty Credit is equal to 2.75% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

   If the total Purchase Payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the contract under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.


HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?
Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO OPTIMUM
Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

AMERICAN SKANDIA ANNUITIES PROSPECTUS


EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO OPTIMUM FOUR
Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?
We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:
   For annuities issued prior to February 13, 2006:

                              ANNUITY YEAR CREDIT
                              -------------------
                                   1       6.00%
                                   2       5.00%
                                   3       4.00%
                                   4       3.00%
                                   5       2.00%
                                   6       1.00%
                                   7+      0.00%
                              -------------------

   For annuities issued on or after February 13, 2006 (subject to state availability):

                              ANNUITY YEAR CREDIT
                              -------------------
                                   1       6.50%
                                   2       5.00%
                                   3       4.00%
                                   4       3.00%
                                   5       2.00%
                                   6       1.00%
                                   7+      0.00%
                              -------------------

CREDITS APPLIED TO PURCHASE PAYMENTS FOR DESIGNATED CLASS OF ANNUITY OWNER Prior to May 1, 2004, where allowed by state law, Annuities could be purchased by a member of the class defined below, with a different table of Credits. The Credit applied to all Purchase Payments on such Annuities is as follows based on the Annuity Year in which the Purchase Payment was made: Year 1 - 9.0%; Year 2 - 9.0%; Year 3 - 8.5%; Year 4 - 8.0%; Year 5 - 7.0%; Year 6 - 6.0%; Year 7 -
5.0%; Year 8 - 4.0%; Year 9 - 3.0%; Year 10 - 2%; Year 11+ - 0.0%.
   The designated class of Annuity Owners included: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodian-ship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated, a Prudential Financial Company; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above.
   All other terms and conditions of the Annuity apply to Owners in the designated class.

HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY?
Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

EXAMPLES OF APPLYING CREDITS

Initial Purchase Payment
Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Account Value continued


Additional Purchase Payment in Annuity Year 2
Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

Additional Purchase Payment in Annuity Year 6
Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.


 The amount of any Credits applied to your Optimum Plus Annuity Account Value can be taken back by American Skandia under certain circumstances:
.. any Credits applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back;
.. the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Credits payable on Purchase Payments made within 12 months prior to the date of a request under the medically-related surrender provision; and

.. if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Credits.

   If you qualify for the 6.5% Optimum Plus in the first year (for annuities issued on or after February 13, 2006, subject to state availability), only 6% of that amount will be taken back in connection with the first two bullets described above. However, we will take back the entire 6.5% if you "free-look" your Annuity.
   The Account Value may be substantially reduced if American Skandia takes back the Credit amount under these circumstances. The amount we take back will equal the Optimum Plus amount, without adjustment up or down for investment performance. Therefore, any gain on the Optimum Plus amount will not be taken back. But if there was a loss on the Optimum Plus amount, the amount we take back will still equal the amount of the Optimum Plus amount. We do not deduct a CDSC in any situation where we take back the Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to purchase payments.


GENERAL INFORMATION ABOUT CREDITS
..   We do not consider Credits to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro- rata to the other investment options to which you transferred.
   We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under an Annuity.
   Currently, we charge $10.00 for each transfer after the twentieth
(20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
   Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and
(iii) do not count any transfer that solely involves


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.
   Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.
   In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and auto-mated withdrawals; (ii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

   Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by American Skandia as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated



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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Account Value continued


with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction- specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.


   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.
   You can Dollar Cost Average from Sub-accounts or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
..   You may only use Fixed Allocations with Guarantee Periods of 2 or 3 years.
..   You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
..   Dollar Cost Averaging transfers from Fixed Allocations are not subject to a
    Market Value Adjustment.
   NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.
   The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations is not available if you elect the Guaranteed Return Option Plus or the Guaranteed Return Option.

    American Skandia may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will begin on the day following the date the DCA Fixed Allocation is established and each month following until the entire principal amount plus earnings is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.
    Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly,


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.
   Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.
   There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
Yes. Certain "static asset allocation programs" are available for use with the Annuity. These programs are considered static because once you have selected a model portfolio, the Sub- accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. For more information on the asset allocation programs see the Appendix entitled "Additional Information on the Asset Allocation Programs."

   Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult with your Financial Professional before electing any asset allocation program.


DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?

Yes. We offer two different programs for investors who wish to invest in the Sub-accounts but also wish to protect their principal, as of a specific date in the future. They are the Balanced Investment Program and the Guaranteed Return Option Plus/SM/. (GRO Plus/SM/). GRO Plus/SM/ is not available in all states. In some states where GRO Plus is not available we offer the Guaranteed Return Option (GRO).) Both the Balanced Investment Program and GRO Plus allow you to allocate a portion of your Account Value to the available Sub-accounts while ensuring that your Account Value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. Under GRO Plus, Account Value is allocated to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts or the interest rate environment after the amount is allocated to a Fixed Allocation. Generally, more of your Account Value will be allocated to the Sub-accounts under the GRO Plus program than under the Balanced Investment Program (although in periods of poor market performance, low interest rates and/or as the option progresses to its maturity date, this may not be the case). You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed. In addition, as with most return of premium programs, amounts that are available to allocate to the Sub-accounts may be substantially less than they would be if you did not elect a return of premium program. This means that, if investment experience in the Sub-accounts were positive, your Account Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the Sub-accounts.


BALANCED INVESTMENT PROGRAM
We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select.


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Account Value continued

When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

   EXAMPLE
   Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.
   The Guaranteed Return Option Plus (GRO Plus) guarantees that, after a seven-year period following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter, your Account Value will not be less than the Account Value on the effective date of the program. The program also offers you the option to elect a second, enhanced guarantee amount at a higher Account Value subject to a separate maturity period (and its anniversaries). The GRO Plus program may be appropriate if you wish to protect a principal amount (called the "Protected Principal Value") against market downturns as of a specific date in the future, but also wish to exercise control of your available Account Value among the Sub-accounts to participate in market experience. Under the GRO Plus program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees provided. The available Account Value is the amount not allocated to the Fixed Allocations to support the guarantees provided. There is a fee associated with this program. See "Living Benefit Programs," later in this Prospectus, for more information about this program.


MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
Yes. Your Financial Professional may forward instructions regarding the allocation of your account and request financial transactions between investment options while you are living, subject to our rules and unless you tell us otherwise. For annuities issued on or after July 21, 2006, subject to our rules, we will require affirmative consent from you in order to give your Financial Professional such authority. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.


MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.


* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.



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AMERICAN SKANDIA ANNUITIES PROSPECTUS


   Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity (to the extent permitted) to pay for the investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences, a CDSC and/or a market value adjustment. Withdrawals to pay your investment advisor generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce proportionately your Annuity's guaranteed minimum death benefit.) We are not a party to the agreement you have with your investment advisor and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity. If your investment advisor has also acted as your Financial Professional with respect to the sale of your Annuity, he or she may be receiving compensation for services provided both as a Financial Professional and investment advisor. Alternatively, the investment advisor may compensate the Financial Professional from whom you purchased your Annuity for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your Financial Professional receive in connection with your Annuity, you should ask them for more details.
   We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of American Skandia.
   Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.americanskandia.prudential.com).

Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?
We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.
   The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Managing Your Account Value continued

   A Guarantee Period for a Fixed Allocation begins:
..   when all or part of a net Purchase Payment is allocated to that particular
    Guarantee Period;
..   upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
..   when you "renew" a Fixed Allocation by electing a new Guarantee Period.
   To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future date?"). The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

    American Skandia may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.
    On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.
   We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.
   The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

  separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA FORMULA
The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                         [(1+I) / (1+J+0.0010)]/N/365/

where:

   I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

   J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

   N is the number of days remaining in the original Guarantee Period.

   If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                           [(1 + I)/(1 + J)]/N/365/

MVA EXAMPLES
The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
..   You allocate $50,000 into a Fixed Allocation (we refer to this as the
    "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
..   The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
..   You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

EXAMPLE OF POSITIVE MVA
Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

                  MVA Factor = [(1+I)/(1+J+0.0010)]/N/365 /=
                          [1.055/1.041]/2 /= 1.027078

                          Interim Value = $57,881.25

                 Account Value after MVA = Interim Value x MVA
                              Factor = $59,448.56

EXAMPLE OF NEGATIVE MVA
Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

                 MVA Factor  =  [(1+I)/(1+J+0.0010)]/N/365  /=
                         [1.055/1.071]/2  /=  0.970345

                         Interim Value  =  $57,881.25

                Account Value after MVA  =  Interim Value x MVA
                            Factor  =  $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.
   If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.


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Access To Account Value

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations.")

DURING THE ACCUMULATION PERIOD
A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

DURING THE ANNUITIZATION PERIOD
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.
..   To meet liquidity needs, you can withdraw a limited amount from your
    Annuity during each Annuity Year without application of any CDSC that might otherwise be applicable being applied. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. The minimum Free Withdrawal you may request is $100.
..   You can also make withdrawals in excess of the Free Withdrawal amount. The maximum amount that you may withdraw will depend on your Annuity's Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100.

   To determine if a CDSC applies to partial withdrawals, we:
1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first in, first out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

   You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.
   Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.
   To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.


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HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.


CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
   Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.
   The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.


DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE
INTERNAL

REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59/1//\\2 \\if you elect to receive distributions as a series of "substantially equal periodic payments". For contracts issued as nonqualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

   You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59/1//\\2 \\that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

   Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Minimum distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with American Skandia.
   The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly minimum distributions but does not apply to Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

   You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a


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Access To Account Value continued

means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

   For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any Fixed Allocations.

   Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.
   To request the forms necessary to surrender your Annuity, call
1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as defined below. We may apply a Market Value Adjustment to any Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to Optimum Plus, (a) the amount of any Optimum Plus amounts applied within 12 months prior to your request to surrender your Annuity under this provision; and (b) the amount of any Optimum Plus amounts added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back Optimum Plus amounts as described above.

   This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
..   The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
..   the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
..   if the Owner is one or more natural persons, all such Owners must also be alive at such time;
..   we must receive satisfactory proof of the Annuitant's confinement in a
    Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;

..   this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant; and
..   no additional Purchase Payments can be made to the Annuity


   A "Contingency Event" occurs if the Annuitant is:
..   first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
..   first diagnosed as having a "Fatal Illness" while your Annuity is in force.
   The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make available annuity options that provide fixed annuity payments, variable annuity payments or adjustable annuity payments. Your contract provides certain fixed annuity payment options. We currently offer variable annuity payment options, which are provided by exchanging the deferred annuity contract described in this prospectus for a separate contract issued as an annuity settlement option and described in a separate prospectus. The variable annuity payment options are described in detail in a separate prospectus, which is available upon request and which will be provided to you if and when you elect one of the variable annuity payment options. The separate prospectus sets forth the fees and charges under the variable payment option, which may be higher than those set forth in this prospectus. We do not guarantee to continue to make available variable annuity payment options or any other option other than the fixed annuity payment options set forth in your contract. Fixed options provide the same amount with each payment. Variable


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts and may include a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Guaranteed Minimum Income Benefit," the "Lifetime Five Income Benefit and the Spousal Lifetime Five Income Benefit," under "Living Benefits" below for a description of annuity options that are available when you elect these benefits. For additional information on annuity payment options you may request a Statement of Additional Information.
   When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.
   Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
   Please note, with respect to Optimum Plus, you may not annuitize within the first three Annuity Years and with respect to Optimum and Optimum Four, you may not annuitize within the first Annuity Year.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This Option is currently available on a fixed or variable basis. If you choose this option on a variable basis, you will be provided with a separate prospectus that describes such variable annuity. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This Option is currently available on a fixed or variable basis. If you choose this option on a variable basis, you will be provided with a separate prospectus that describes such variable annuity. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This Option is currently available on a fixed or variable basis. If you choose this option on a variable basis, you will be provided with a separate prospectus that describes such variable annuity. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

Option 5

Variable Payments for Life with a Cash Value: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a "cushion" from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Access To Account Value continued

payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally "stabilizes" monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules. If you choose this option, you will be provided with a separate prospectus that describes such variable annuity.

Option 6

Variable Payments for Life with a Cash Value and Guarantee: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. We charge an additional amount for this guarantee. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules. If you choose this option, you will be provided with a separate prospectus that describes such variable annuity.
   We may make different annuity payment options available in the future. We do not guarantee to continue to make available variable annuity payment options or any other option other than the fixed annuity payment options set forth in your contract.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.
   You have a right to choose your annuity start date. If you have not provided us with your Annuity Date or annuity payment option in writing, then:
..   a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
..   the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.
   If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

HOW ARE ANNUITY PAYMENTS CALCULATED?
FIXED ANNUITY PAYMENTS (OPTIONS 1-4)
If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

VARIABLE ANNUITY PAYMENTS
Generally, we currently offer three different types of variable annuity payment options. The following is a brief description of the variable annuity payment options. If you choose a variable annuity payment option, you will be provided with a separate prospectus that describes such variable annuity. There is no guarantee that we will continue to make available variable annuity payment options. The first annuity payment will be calculated based upon the assumed investment return ("AIR"). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR, as well as other factors described below. The greater the AIR, the greater the first annuity payment. A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first annuity payment. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

 .   Variable Payments (Options 1-3)
     We calculate each annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units for each Sub-account by the Unit Value of each Sub-account on the annuity payment date. We determine the schedule of units based on your Account Value (minus any premium tax that applies) at the time you elect to begin receiving annuity payments. The schedule of units will vary based on the annuity payment option selected, the length of any certain period (if applicable), the Annuitant's age and gender (if annuity payments are due for the life of the Annuitant) and the Unit Value of the Sub-accounts you initially selected on the Issue Date. The calculation is performed for each Sub-account, and the sum of the Sub-account calculations equals the amount of your annuity payment. Other than to fund annuity payments, the number of units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed). You can select one of three AIRs for these options: 3%, 5% or 7%.

 .   Stabilized Variable Payments (Option 5)
     This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the annuitization date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant's attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%.

 .   Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
     This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

ADJUSTABLE ANNUITY PAYMENTS
We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Living Benefit Programs


DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

American Skandia offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments; or
..   providing spousal continuation of certain benefits.
   The "living benefits" that American Skandia offers are the Guaranteed Return Option Plus (GRO Plus), the Guaranteed Minimum Withdrawal Benefit (GMWB), the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit and the Spousal Lifetime Five Income Benefit. Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

GUARANTEED RETURN OPTION PLUS/SM /
(GRO PLUS/SM/)

 The Guaranteed Return Option Plus described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option Plus is not available if you elect the Guaranteed Return Option program (and it is currently active), the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Spousal Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.

   We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.
   The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.
   The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- PROTECTED PRINCIPAL
VALUE/ENHANCED PROTECTED PRINCIPAL VALUE
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

..   Base Guarantee: Under the base guarantee, American Skandia guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

..   Enhanced Guarantee: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, American Skandia guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the program (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee, the base guarantee will remain in effect. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.
   Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed Allocations first and then to the Sub-accounts pro-rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

WITHDRAWALS UNDER YOUR ANNUITY
Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments and, with respect to Optimum Plus, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Living Benefit Programs continued

amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.
   Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

   The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ program are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under Optimum Plus); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:
 . A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
 . B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
      The resulting base guarantee amount is: $237,500 X
    (1 - $7,500 / $177,500), or $227,464.79.
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

KEY FEATURE -- ALLOCATION OF ACCOUNT VALUE
Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

..   If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

  reallocate Account Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to Fixed Allocations to support the Protected Principal Value and/or the Enhanced Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the base guarantee or any enhanced guarantee, or any anniversary of such maturity date(s), a significant portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed amount(s). If your Account Value is less than the reallocation trigger and new Fixed Allocations must be established during periods where the interest rate(s) being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s), causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

   Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts differently than each other because of the different guarantees they support.
   American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

ELECTION OF THE PROGRAM
The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the Sub-accounts as a result of the termination. The


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Living Benefit Programs continued

Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

TERMINATION OF THE PROGRAM
You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely, you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same business day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.
   The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.
   The charge for the Guaranteed Return Option Plus program will no longer be deducted from your Account Value upon termination of the program.

SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION PLUS
This program is subject to certain rules and restrictions, including, but not limited to the following:

..   Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.

..   You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
..   Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
..   Transfers from the Sub-accounts to Fixed Allocations or from Fixed
    Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

CHARGES UNDER THE PROGRAM
We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Return Option Plus program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and
(b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

 The Guaranteed Return Option described below is offered only in those jurisdictions where we have not yet received regulatory approval for the Guaranteed Return Option Plus as of the date the election of the option is made. Certain terms and conditions may differ between jurisdictions. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option is not available if you elect the GRO Plus rider, the Guaranteed Minimum Withdrawal Benefit rider, the Guaranteed Minimum Income Benefit rider, the Lifetime Five Income Benefit rider, the Spousal Lifetime Five Income Benefit rider, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.

   We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").
   The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.
   The guarantee provided by the program exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocation to support our future guarantee, the program may provide some protection from signifi-cant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE -- PROTECTED PRINCIPAL VALUE
..   Under the GRO option, American Skandia guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.
   Any amounts added to your Annuity to support our guarantee under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

KEY FEATURE -- ALLOCATION OF ACCOUNT VALUE
Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rate on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation. While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

..   If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Living Benefit Programs continued

  be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from your Sub-accounts pro-rata according to your allocations to a new Fixed Allocation to support the guaranteed amount. The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to the Fixed Allocation to support the Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee a significant portion of your Account Value may be allocated to the Fixed Allocation to support any applicable guaranteed amount. If your Account Value is less than the reallocation trigger and a new Fixed Allocation must be established during periods where the interest rate being credited to such Fixed Allocation is low, a larger portion of your Account Value may need to be transferred to the Fixed Allocation to support the guaranteed amount, causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

   American Skandia uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between the Fixed Allocation and the Sub-accounts you choose. American Skandia reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

ELECTION OF THE PROGRAM
The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the Protected Principal Value will be based on your Account Value as of that date.


RESTART OF THE PROGRAM
Once each Annuity Year you may request to restart the Program. Such a request is an election by you to terminate the existing Program and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us. If we accept your request, we then terminate the existing Program as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Program starts at that time. The initial Protected Principal Value for the new Program is the Account Value as of the effective date of the new Program. Unless you tell us otherwise, the duration of the new Program will be the same as that for the existing Program. However, if we do not then make that duration available, you must elect from those we make available at that time.
   As part of terminating the existing Program, we transfer any amounts in Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.


TERMINATION OF THE PROGRAM
The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocation will be transferred to the Sub-accounts pro-rata based


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on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.
   The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/ she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.
   The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.

SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION
This program is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. The Fixed Allocation may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
..   Annuity Owners cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) or transfer Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under Optimum
    Plus) may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
..   Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
..   Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed
    Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

CHARGES UNDER THE PROGRAM

We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. Account Value allocated to the Fixed Allocation under the program is not subject to the charge. The charge is deducted to compensate American Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and
(b) administration of the program.



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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Living Benefit Programs continued


GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)


 The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, the Guaranteed Minimum Income Benefit rider or the Lifetime Five Income Benefit or the Spousal Lifetime Five Income Benefit.


   We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program -- the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

KEY FEATURE -- PROTECTED VALUE
The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.
   The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments (plus any Credits applied to such Purchase Payments under Optimum Plus) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.
..   If you elect the GMWB program at the time you purchase your Annuity, the
    Account Value will be your initial Purchase Payment (plus any Credits applied to such Purchase Payments under Optimum Plus).
..   If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial
    Protected Value.
.. If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such Purchase Payments under Optimum
   Plus).
   You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th /Annuity anniversary following the first withdrawal under the GMWB program. The
Protected Value can be stepped up again on or after the 5/th /Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.
   Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected
Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

KEY FEATURE -- PROTECTED ANNUAL WITHDRAWAL AMOUNT
The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.
   The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Protected Annual
    Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional Purchase Payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payments under Optimum Plus).
..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

   The following examples of dollar-for-dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum
Plus); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:

..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   the Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:
 . A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).
 . B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).
   The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.
..   the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is:
   $17,500 X (1 - $2,500 / $212,500), or $17,294.12.
..   The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Living Benefit Programs continued


EXAMPLE 3. RESET OF THE MAXIMUM ANNUAL BENEFIT
A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   The remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM
..   In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
..   If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.
..   If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the GMWB program are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
..   Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
..   The GMWB program does not directly affect your Annuity's Account Value or
    Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

  options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

ELECTION OF THE PROGRAM
Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount.
   We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

TERMINATION OF THE PROGRAM
The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.
   The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

CHARGES UNDER THE PROGRAM
Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily. Account Value allocated to Fixed Allocations under the program is not subject to the charge.
..   If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.
..   If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.


ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

 The Guaranteed Minimum Income Benefit program described below is only being offered in those juris-dictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Living Benefit Programs continued


   We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

KEY FEATURE -- PROTECTED INCOME VALUE
The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the
"Roll-Up Percentage" in the rider we issue for this benefit.
   The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum Plus) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th /birthday or the 7/th /anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum Plus). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of Optimum Plus) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.
   Stepping-Up the Protected Income Value -- You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.


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..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.

..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum Plus), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
..   A step-up will increase the dollar-for-dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.
   Impact of Withdrawals on the Protected Income Value -- Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

   The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum Plus); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:
 . A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
 . B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
   The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
A $10,000 withdrawal is made on the first anniversary of the Issue Date,
October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).


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Living Benefit Programs continued

..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

KEY FEATURE -- GMIB ANNUITY PAYMENTS
You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 95/th /birthday, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd /birthday.
   The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.
   On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB ANNUITY PAYMENT OPTION 1 -- PAYMENTS FOR LIFE WITH A CERTAIN PERIOD
Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB ANNUITY PAYMENT OPTION 2 -- PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain. You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

OTHER IMPORTANT CONSIDERATIONS

..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program


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  does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value.
   The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

ELECTION OF THE PROGRAM
Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

TERMINATION OF THE PROGRAM
The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.
   Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

CHARGES UNDER THE PROGRAM
Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.
   The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity


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Living Benefit Programs continued

Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).
   No charge applies after the Annuity Date.

LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

 The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Lifetime Five and Spousal Lifetime Five. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

   We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE -- PROTECTED WITHDRAWAL VALUE
The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, as applicable, until the date of your first withdrawal or the 10/th /anniversary of the benefit effective date, if earlier
(B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. With respect to (A) and (C) above each value is increased by the amount of any subsequent Purchase Payments. With respect to Optimum Plus, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elect the Lifetime Five program at the time you purchase your
    Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Lifetime Five benefit, the Account
    Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.
   You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect, then you are eligible to step-up the Protected Withdrawal Value on or after the 5/th/ anniversary of the first withdrawal under the Lifetime Five program. Under


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Annuities with Lifetime Five elected prior to March 20, 2006, the Protected
Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elected the Lifetime Five program on or after March 20, 2006, then you are eligible to step-up the Protected Withdrawal Value on or after the 3rd anniversary of the first withdrawal under the Lifetime Five program. Under Annuities with Lifetime Five elected on or after March 20, 2006, the Protected Withdrawal Value can be stepped up again on or after the 3rd anniversary following the preceding step-up. In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge going forward. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

   An optional automatic set-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 3rd Annuity Anniversary (5th Annuity Anniversary if the benefit was elected prior to March 20, 2006) following the later of the first withdrawal under the benefit or the prior step-up. At this time, your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value exceeds the Annual Income Amount by 5% or more. If 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 3rd (5th if the benefit was elected prior to March 20, 2006) Annuity Anniversary following the most recent step-up. If, on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up.

   The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

KEY FEATURE -- ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.


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Living Benefit Programs continued


KEY FEATURE -- ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.
   The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $240,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):
  (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
  (b)Account Value on March 1, 2006 (the date of the first withdrawal) =
     $263,000
  (c)Account Value on February 1, 2006 (the first Annuity Anniversary) =
     $265,000
   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
If $10,000 was withdrawn (less than both the Annual Income Amount and the
Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550
   Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250 Annual Income Amount for future Annuity Years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000


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EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
  (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $15,000 = $3,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $0
   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000
(b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value
    before Excess Withdrawal X Annual Withdrawal Amount = $6,450 / ($263,000 - $18,550) X $18,550 = $489
   Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
..   Remaining Annual Income Amount for current Annuity Year = $0
   Excess of withdrawal over the Annual Income Amount
   ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future
   Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $11,750 / ($263,000 - $13,250) X $13,250 = $623 Annual Income Amount for future Annuity Years =
    $13,250 - $623 = $12,627
..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional
    reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
..   Proportional reduction = Excess Withdrawal / Account Value before Excess
    Withdrawal X Protected Withdrawal Value = $6,450 / ($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
    $6,503} = $239,947

EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE

If the Annual Income Amount ($13,250) is withdrawn each year starting on
March 1, 2006 for a period of 3 years, the Protected Withdrawal Value on February 1, 2010 would be reduced to $225,250 {$265,000 - ($13,250 X 3)}. If a step-up is elected on February 1, 2010, then the following values would result:
..   Protected Withdrawal Value = Account Value on February 1, 2010 = $280,000
..   Annual Income Amount is equal to the greater of the current Annual Income
    Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped up Protected Withdrawal Value is 5% of $280,000, which is $14,000. Therefore, the Annual Income Amount is increased to $14,000.
..   If the step-up request on February 1, 2010 was due to the election of the auto step-up feature, we would first check to see if an auto step-up should occur by checking to see if 5% of the Account Value exceeds the Annual Income Amount by 5% or more. 5% of the Account Value is equal to 5% of $280,000, which is $14,000. 5% of the Annual Income Amount ($13,250) is $662.50, which added to the Annual Income Amount is $13,912.50. Since 5% of the Account Value is greater than $13,912.50, the step-up would still occur in this scenario, and all of the values would be increased as indicated above.
..   Annual Withdrawal Amount is equal to the greater of the current Annual
    Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $280,000, which is $19,600. Therefore the Annual Withdrawal Amount is increased to $19,600.


BENEFITS UNDER THE LIFETIME FIVE PROGRAM
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the


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Living Benefit Programs continued

  Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year
   (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected
    Withdrawal Value, you can elect one of the following three options:
  (1)apply your Account Value to any annuity option available; or
  (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
  (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.
   We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
  (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
  (2)the Account Value.
..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The
    Lifetime Five program provides a guarantee that if your Account Value declines due to market


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

  performance, you will be able to receive your Protected Withdrawal Value or
   Annual Income Amount in the form of periodic benefit payments.
..   You must allocate your Account Value in accordance with the then permitted and available option(s) with this program in order to elect and maintain the Lifetime Five program.

ELECTION OF THE PROGRAM
The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

   Currently, if you terminate the program, you will only be permitted to re-elect Lifetime Five or elect the Spousal Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

   If you elected Lifetime Five prior to March 20, 2006, and you terminate the program, there will be no waiting period before you can re-elect the program or elect Spousal Lifetime Five provided that you had not previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminated Lifetime Five. If you had previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminate Lifetime Five, you will be able to re-elect the program or elect Spousal Lifetime Five on any date on or after the next anniversary of the Annuity Date. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.

TERMINATION OF THE PROGRAM

The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

terminate the program, any guarantee provided by the benefit will
   The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.


ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.



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Living Benefit Programs continued


SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

 The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Spousal Lifetime Five and Lifetime Five. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit. Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or Death Benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

   We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE -- INITIAL PROTECTED WITHDRAWAL VALUE
The initial Protected Withdrawal Value is used to determine the amount of initial annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments growing at 5% per year from the application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th /anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. With respect to
(A) and (C) above, each value is increased by the amount of any subsequent Purchase Payments. With respect to Optimum Plus, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).
..   If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Spousal Lifetime Five benefit, the
    Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

KEY FEATURE -- ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFE INCOME BENEFIT
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.


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   You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 3/rd /anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 3/rd /anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

   An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 3rd Annuity Anniversary following the later of the first withdrawal under the benefit or the prior step-up. At this time, your Annual Income Amount will only be stepped-up if 5% of the Account Value exceeds the Annual Income Amount by 5% or more. If 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 3rd Annuity Anniversary following the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up.

   The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):
  (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365/) = $263,484.33
  (b)Account Value on March 1, 2006 (the date of the first withdrawal) =
     $263,000
  (c)Account Value on February 1, 2006 (the first Annuity Anniversary) =
     $265,000
   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250
   Annual Income Amount for future Annuity Years remains at $13,250

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
  (a)If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
   Excess of withdrawal over the Annual Income Amount


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Living Benefit Programs continued

   ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT

If a step-up of the Annual Income Amount is requested on February 1, 2010, the request will be accepted because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000. If the step-up request was due to the election of the auto step-up feature, the step-up would still occur because 5% of Account Value would exceed the Annual Income Amount by more than 5% (5% of $13,250 = $662.50; $13,250 + $662.50 = $13,912.50; $14,000
(greater than) $13,912.50).


BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
  (1)apply your Account Value to any annuity option available; or
  (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.
   We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
  (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
  (2)the Account Value.
..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

  declines due to market performance, you will be able to receive your Annual
   Income Amount in the form of periodic benefit payments.
..   You must allocate your Account Value in accordance with the then available option(s) that we may permit in order to elect and maintain the Spousal Lifetime Five program.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.

..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five program upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. See "Spousal Owners/Spousal Beneficiaries" and "Spousal Beneficiary
    --Assumption of Annuity" in this Prospectus.


ELECTION OF AND DESIGNATIONS UNDER THE PROGRAM
Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election.
   No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.
   The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.
   Currently, if you terminate the program, you will only be permitted to re-elect the program or elect the Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.
   We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

TERMINATION OF THE PROGRAM
The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.
   The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.


ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.



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Death Benefit


WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT
Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers four different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to Optimum Plus, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (See "How are Credits Applied to My Account Value".)
   The basic Death Benefit is the greater of:
..   The sum of all Purchase Payments less the sum of all proportional withdrawals.

..   The sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations.


   "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS
Four optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five, you are not permitted to elect an optional Death Benefit. With respect to Optimum Plus, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.

Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.
   The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 75 or less. If an Annuity is owned by an entity, the Annuitant must be age 75 or less.


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CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:
1. the basic Death Benefit described above;
   PLUS
2. 40% of your "Growth" under an Annuity, as defined below.
   "Growth" means the sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum Plus) reduced by the sum of all proportional withdrawals.


   "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.


 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 The Enhanced Beneficiary Protection Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.

   See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less.
   Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
   If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:
1. the basic Death Benefit described above; and
2. the Highest Anniversary Value as of the Owner's date of death.
   If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
1. the basic Death Benefit described above; and
2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of Optimum Plus) less the sum of all proportional withdrawals since the Death Benefit Target Date.

   The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

 The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value " Death Benefit.

   Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death


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Death Benefit continued

Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.
   See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.
   Certain of the Portfolios offered as Sub-accounts under an Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:
1. the basic Death Benefit described above; and

2. the Highest Anniversary Value Death Benefit described above; and

3. 5% Roll-up described below.
   The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.
   If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:
..   all Purchase Payments (including any Credits applied to such Purchase
    Payments more than twelve (12) months prior to date of death in the case of Optimum Plus) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;
   MINUS

..   the sum of all withdrawals, dollar for dollar up to 5% of the Death
    Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

   If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:
..   the 5% Roll-up value as of the Death Benefit Target Date increased by total
    Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of Optimum
    Plus) made after the Death Benefit Target Date;
   MINUS
..   the sum of all withdrawals which reduce the 5% Roll-up proportionally.

   In the case of Optimum Plus, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit.

   See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.
Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
..   The Death Benefit Target Date for the Highest Anniversary Value Death
    Benefit is the contract anniversary on or after the 80/th /birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
..   The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death
    Benefit is the later of the contract anniversary on or after the 80/th /birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.


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..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum Plus) since such anniversary.
..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum Plus)
..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

Highest Daily Value Death Benefit ("HDV")


 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.


    If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

   The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
   If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:
  1. the basic Death Benefit described above (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum Plus); and
  2. the HDV as of the Owner's date of death.
   If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:
  1. the basic Death Benefit described above; and
  2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum
     Plus) less the sum of all proportional withdrawals since the Death Benefit Target Date.
   The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


 The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, Spousal Lifetime Five, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.


KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:
..   The Death Benefit Target Date for the Highest Daily Value Death Benefit is
    the later of an Annuity anniversary on or after the 80/th /birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
..   The Highest Daily Value equals the highest of all previous "Daily Values"
    less proportional withdrawals since such date and plus any Purchase Payments (plus associated Credits in the case of Optimum Plus) since such date.
..   The Daily Value is the Account Value as of the end of each Valuation Day.
    The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of Optimum Plus).
..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Death Benefit continued


  represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

ANNUITIES WITH JOINT OWNERS

For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.


ANNUITIES OWNED BY ENTITIES
For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?
You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?

We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for each of the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate American Skandia for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

   Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

WHAT IS THE ANNUITY REWARDS BENEFIT IN OPTIMUM, OPTIMUM FOUR AND OPTIMUM PLUS? The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, American Skandia guarantees that the Death Benefit will not be less than:
..   your Account Value in the Sub-accounts plus the Interim Value in any Fixed
    Allocations as of the effective date of the benefit
..   MINUS any proportional withdrawals* following the effective date of the benefit
..   PLUS any additional Purchase Payments applied to your Annuity following the effective date of the benefit.

   The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.


WHO IS ELIGIBLE FOR THE ANNUITY REWARDS BENEFIT?
Owners can elect the Annuity Rewards Death Benefit enhancement when there is no longer a CDSC associated with your Annuity. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the


* "Proportional withdrawals" are determined by calculating the percentage of the Account Value that each withdrawal represented when withdrawn. For example, a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

PAYMENT OF DEATH BENEFIT TO BENEFICIARY
Except in the case of a spousal assumption as described below, in the event of your death, the Death Benefit must be distributed:
..   as a lump sum amount at any time within five (5) years of the date of death; or
..   as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.
   Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments (annuity payment options 1-4) or as a series of variable annuity payments (annuity payment options 1-3 or 5 and 6). See the section entitled "What Types of Annuity Options are Available."

SPOUSAL BENEFICIARY -- ASSUMPTION OF ANNUITY
You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.
   See the section entitled "Managing Your Annuity -- Spousal Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

QUALIFIED BENEFICIARY CONTINUATION OPTION
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires Minimum Distributions. Upon the Owner's death under an IRA, 403(b) or other "qualified investment", a Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.
..   If death occurs before the date Minimum Distributions must begin under the
    Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st /of the year following the year of death). However, if the spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no earlier than December 31/st /of the year following the year of death or December 31/st /of the year in which the deceased would have reached age 70 1/2, which ever is later.
..   If death occurs after the date Minimum Distributions must begin under the
    Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
   A Beneficiary has the flexibility to take out more each year than required under the Minimum Distribution rules. Until withdrawn, amounts in an IRA,
403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
   For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Minimum Distributions must begin under the Code.
   Upon election of this Qualified Beneficiary Continuation option:
..   the Owner's Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
..   the Beneficiary will be charged at an amount equal to 1.40% daily against the average daily assets allocated to the Sub-accounts.


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Death Benefit continued

..   the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
..   the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner, except that the Sub-accounts offered will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.
..   the Fixed Allocations will be those offered under the Qualified Beneficiary
    Continuation option at the time the option is elected.
..   no additional Purchase Payments can be applied to the Annuity.
..   other optional Benefits will be those offered under the Qualified
    Beneficiary Continuation option at the time of election.
..   the basic Death Benefit and any optional Death Benefits elected by the
    Owner will no longer apply to the Beneficiary. / /
..   the Beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time without application of any applicable CDSC.
..   upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.
..   all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.
   Your Beneficiary will be provided with a prospectus and settlement option that will describe this option at the time he or she elects this option. Please contact American Skandia for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?
Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

WHEN DO YOU DETERMINE THE DEATH BENEFIT?
We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.
   Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.


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Valuing Your Investment


HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Optimum Plus, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.


WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.
   Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

EXAMPLE
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.


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Valuing Your Investment continued

   There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.
   The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.
   American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

   Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) business days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) business days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment (and any associated Credit with respect to Optimum Plus) while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) business days. During any period that we are trying to obtain the required information, your money is not invested.


   Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Credit with respect to Optimum Plus) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.



   Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.


   Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.


   Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our office all supporting documentation we require for such transactions and that are satisfactory to us.


   Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? Distribution Charge Applicable to Optimum and Optimum Plus: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that


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date, your Account Value will be determined based on the change in the value of
Units that reflect the Insurance Charge and any other optional benefits that you have elected.


   Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).



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Tax Considerations

The tax considerations associated with each Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

   Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.


CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU
We believe each Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.
   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.
   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.
   If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?".

TAXES ON WITHDRAWALS AND SURRENDER
If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.
   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.
   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS
A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.



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TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS
Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)
   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES
The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate.
   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.
   Tax consequences to the beneficiary vary among the Death Benefit payment options.
..   Choice 1: the beneficiary is taxed on earnings in the contract.
..   Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).
..   Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

Considerations for Contingent Annuitants: There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when an Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when an Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use an Annuity in such a fashion.

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from an Annuity contract are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of



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Tax Considerations continued

all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.
   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).
   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION
Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules. We believe these diversification rules will be met.
   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.
   Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.
   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.
   If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
   If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
   If an Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
   Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION
You should refer to the Statement of Additional Information if:
..   The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.
..   Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.
..   You transfer your contract to, or designate, a beneficiary who is either
    37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX-FAVORED PLANS
The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, an Annuity may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a) and 408(b) of the Code and Roth IRAs under Section 408A of the Code. In addition, each Annuity may be purchased for use in connection with a corporate Pension or Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject



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to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   Each Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

   You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

TYPES OF TAX-FAVORED PLANS
IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free-look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

   Contributions Limits/Rollovers. Because of the way each Annuity is designed, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or as a transfer from another IRA, as a current contribution in the case of Optimum, or if your are age 50 or older by making a single contribution consisting of your IRA contributions and catch-up contributions attributable to the prior year and the current year from January 1 to April 15 of the current year in the case of Optimum Plus and Optimum Four. In 2006 the contribution limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, permitting them to contribute an additional $1,000 each year.

   The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.
   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "minimum distribution requirements"
    described below.

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% "early distribution penalty" described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a minimum distribution also described below.

   SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your


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Tax Considerations continued

  behalf up to the lesser of (a) $44,000 in 2006 or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as "compensation" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2006, this limit is $220,000;
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,000 in 2006 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2006. Thereafter, the amount is indexed for inflation. These Annuities are not available for SARSEPs.

   You will also be provided the same information, and have the same "free-look" period, as you would have if you purchased the contract for a standard IRA.

   ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


   Because of the way each Annuity is designed, if you meet certain income limitations you may purchase an Annuity for a Roth IRA, as a current contribution in the case of Optimum or if you are age 50 or older by making a single contribution consisting of your Roth IRA contributions and catch-up contributions attributable to the prior year and the current year from January 1 to April 15 of the current year in the case of Optimum Plus and Optimum Four. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. As of January 1, 2006, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular or conversion contributions to a Roth IRA. If you are considering rolling over funds from your Roth account under an employer plan, please contact your Financial Professional prior to purchase to confirm whether such rollovers are being accepted.
   TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,000 in 2006. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2006. After 2006, the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a



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AMERICAN SKANDIA ANNUITIES PROSPECTUS

TDA if distributions (other than "grandfathered" amounts held as of
December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
   In any event, you must begin receiving distributions from your TDA by April 1/st /of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.
   These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).
   Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION


If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70/1//\\2 \\and must be made for each year thereafter. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

   Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.
   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.
   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.

PENALTY FOR EARLY WITHDRAWALS
You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2\\ \\or
    5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)
   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING
Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of


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AMERICAN SKANDIA ANNUITIES PROSPECTUS

Tax Considerations continued

withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and
..   For all other distributions, we will withhold at a 10% rate. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA DISCLOSURE/REQUIREMENTS
ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.
   Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.
   Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.
   Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS --QUALIFIED CONTRACTS
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
   Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
   Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.



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General Information


HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.americanskandia.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfers, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


WHO IS AMERICAN SKANDIA?
American Skandia Life Assurance Corporation, a Prudential Financial Company, ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), whose ultimate parent is Prudential Financial, Inc. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

   American Skandia offers a wide array of annuities, including (1) deferred and immediate variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, American Skandia has in force a relatively small block of variable life insurance policies, but it no longer actively sells such policies.
   Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

   No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

SEPARATE ACCOUNT B
During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in


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General Information continued

Sub-accounts of American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.
   Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.
   Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.
   We reserve the right to make changes to the Sub-accounts available under the Annuities as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuity contracts or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under their Annuity.
   Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

SEPARATE ACCOUNT D
During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.
   There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

   We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or



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continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.
   We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

   American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

MATERIAL CONFLICTS
It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.


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General Information continued


SERVICE FEES PAYABLE TO AMERICAN SKANDIA
American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, American Skandia may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.
   In addition, the investment adviser, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with each Annuity. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms' registered representatives and creating marketing material discussing each Annuity and the available options.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust.

   ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").
   Each Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuities directly to potential purchasers.
   Commissions are paid to firms on sales of the Annuities according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for Optimum, 6.0% for Optimum Plus and 5.5% for Optimum Four. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.
   In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms (including Linsco/Private Ledger, Corp.) with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuitys' features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms to whom American Skandia pays an amount of greater than $10,000 under these arrangements is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not

AMERICAN SKANDIA ANNUITIES PROSPECTUS

exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.
   On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.
   Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

American Skandia publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about American Skandia that is annually audited by an independent registered public accounting firm. American Skandia's annual report for the year ended December 31, 2005, together with subsequent periodic reports that American Skandia files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the American Skandia annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at American Skandia -- Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for American Skandia is 33-44202. You may read and copy any filings made by American Skandia with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


FINANCIAL STATEMENTS
The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US
You can contact us by:
..   calling our Customer Service Team at 1-800-752-6342 during our normal business hours, Monday through Friday, or Skandia's telephone automated response system at 1-800-766-4530.
..   writing to us via regular mail at American Skandia -- Variable Annuities,
    P.O. Box 7960, Philadelphia, PA 19176 OR for express mail American Skandia -- Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   sending an email to customerservice@prudential.com or visiting our Internet
    Website at www.americanskandia.prudential.com.
..   accessing information about your Annuity through our Internet Website at
    www.americanskandia.prudential.com.


   You can obtain account information by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your

AMERICAN SKANDIA ANNUITIES PROSPECTUS

General Information continued

Annuity or you may establish or change your PIN by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
   Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
   American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

American Skandia is subject to legal and regulatory actions in the ordinary course of its business, including class action lawsuits. American Skandia's pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The following is a summary of certain pending proceedings.
   American Skandia is in discussions with various state insurance departments concerning a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by us. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of American Skandia by Prudential Financial, Inc. Certain state insurance departments have requested modifications to the remediation program that American Skandia anticipates will impact the overall cost of the program. The remediation and administrative costs of the remediation program would be subject to the indemnification provisions of the agreement pursuant to which Prudential Financial, Inc. acquired American Skandia (the "Acquisition Agreement").
   With the approval of Skandia Insurance Company Ltd. (publ) ("Skandia"), an offer was made to the authorities investigating American Skandia and certain affiliated companies, the SEC and New York Attorney General, to settle the matters relating to market timing in variable annuities by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, American Skandia believes these discussions are likely to lead to settlements with these authorities. Any regulatory settlement involving American Skandia or any affiliates of American Skandia that Prudential Financial, Inc. acquired from Skandia would be subject to the indemnification provisions of the Acquisition Agreement. If achieved, settlement of the matters could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to American Skandia's business.

AMERICAN SKANDIA ANNUITIES PROSPECTUS


   American Skandia's litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of American Skandia in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on American Skandia's financial position.
   It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including the claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial, Inc. and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against American Skandia ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Those obligations only apply to such costs and expenses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion.


CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
..   American Skandia Life Assurance Corporation
..   American Skandia Life Assurance Corporation Variable Account B
..   American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor -- American Skandia Marketing, Incorporated

Payments Made to Promote Sale of our Products

How the Unit Price is Determined

Additional Information on Fixed Allocations
..   How We Calculate the Market Value Adjustment

General Information
..   Voting Rights
..   Modification
..   Deferral of Transactions
..   Misstatement of Age or Sex
..   Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B

Separate Account B consists of multiple Sub-accounts that are available as investment options for the American Skandia Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.


Unit Prices And Numbers Of Units: The following tables show for each Annuity:
(a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus*; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. In the tables, "BOP" refers to Beginning of Period and "EOP" refers to End of Period. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31/st /of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2006.


* The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-800-752-6342.

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

OPTIMUM - Prospectus


SUB-ACCOUNT                           2005      2004      2003     2002    2001    2000
----------------------------------------------------------------------------------------
AST JP Morgan International Equity
   With No Optional Benefits
   BOP Unit Value                       $8.24     $7.13     $5.53    6.86    8.99
   EOP Unit Value                        9.04      8.24      7.13    5.53    6.86   8.99
   Number of Units                  1,051,557   553,542   362,254 153,652 136,976 33,897
   With LT5, HDV, and EBP
   BOP Unit Value                          --        --        --      --      --
   EOP Unit Value                      $10.57        --        --      --      --     --
   Number of Units                         --        --        --      --      --     --
----------------------------------------------------------------------------------------
AST William Blair International Growth (1997)
   With No Optional Benefits
   BOP Unit Value                      $16.42    $14.32    $10.35    14.1   18.68
   EOP Unit Value                       18.90     16.42     14.32   10.35    14.1  18.68
   Number of Units                  2,113,594 1,953,908 1,166,396   7,064   5,277  6,782
   With LT5, HDV, and EBP
   BOP Unit Value                          --        --        --      --      --
   EOP Unit Value                      $11.20        --        --      --      --     --
   Number of Units                         --        --        --      --      --     --
----------------------------------------------------------------------------------------
AST LSV International Value
   With No Optional Benefits
   BOP Unit Value                       $7.01     $5.86     $4.43    5.41    8.08
   EOP Unit Value                        7.87      7.01      5.86    4.43    5.41   8.08
   Number of Units                    402,497   233,045    91,736  32,967  29,954 20,311
   With LT5, HDV, and EBP
   BOP Unit Value                          --        --        --      --      --
   EOP Unit Value                      $10.62        --        --      --      --     --
   Number of Units                         --        --        --      --      --     --
----------------------------------------------------------------------------------------
AST Small-Cap Growth
   With No Optional Benefits
   BOP Unit Value                      $15.97    $17.38    $12.12    18.7   20.25
   EOP Unit Value                       16.00     15.97     17.38   12.12    18.7  20.25
   Number of Units                    126,824   107,136   145,364   6,331   2,439    978
   With LT5, HDV, and EBP
   BOP Unit Value                          --        --        --      --      --
   EOP Unit Value                      $10.35        --        --      --      --     --
   Number of Units                         --        --        --      --      --     --
----------------------------------------------------------------------------------------
AST DeAM Small-Cap Growth (1999)
   With No Optional Benefits
   BOP Unit Value                       $7.41     $6.86     $4.71    6.48    9.17
   EOP Unit Value                        7.35      7.41      6.86    4.71    6.48   9.17
   Number of Units                    267,925   293,384   258,089  44,611  41,602 35,743
   With LT5, HDV, and EBP
   BOP Unit Value                          --        --        --      --      --
   EOP Unit Value                      $10.23        --        --      --      --     --
   Number of Units                         --        --        --      --      --     --
----------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


OPTIMUM - Prospectus (continued)


SUB-ACCOUNT                               2005      2004      2003     2002    2001    2000
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
   With No Optional Benefits
   BOP Unit Value                          $10.12     $8.33     $4.98    7.12    9.08
   EOP Unit Value                           10.94     10.12      8.33    4.98    7.12   9.08
   Number of Units                      1,386,930 1,169,995   859,909  25,040  10,912    243
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --      --      --
   EOP Unit Value                          $10.87        --        --      --      --     --
   Number of Units                             --        --        --      --      --     --
--------------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
   With No Optional Benefits
   BOP Unit Value                          $16.64    $14.47    $10.79   12.06   11.41
   EOP Unit Value                           17.52     16.64     14.47   10.79   12.06  11.41
   Number of Units                      1,484,712 1,293,786   962,965  66,744  33,608 15,339
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --      --      --
   EOP Unit Value                          $10.56        --        --      --      --     --
   Number of Units                             --        --        --      --      --     --
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
   With No Optional Benefits
   BOP Unit Value                           $4.44     $3.87     $2.98    4.15    7.03
   EOP Unit Value                            4.60      4.44      3.87    2.98    4.15   7.03
   Number of Units                      2,666,933 2,232,502 1,535,565  28,812  17,882  2,473
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --      --      --
   EOP Unit Value                          $10.49        --        --      --      --     --
   Number of Units                             --        --        --      --      --     --
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1993)
   With No Optional Benefits
   BOP Unit Value                          $16.76    $13.82    $10.26   11.62   12.13
   EOP Unit Value                           18.55     16.76     13.82   10.26   11.62  12.13
   Number of Units                      1,303,740 1,116,503   781,348  69,657  56,219 16,574
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --      --      --
   EOP Unit Value                          $10.80        --        --      --      --     --
   Number of Units                             --        --        --      --      --     --
--------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
   With No Optional Benefits
   BOP Unit Value                           $6.19     $5.93     $4.86    7.12    8.46
   EOP Unit Value                            7.12      6.19      5.93    4.86    7.12   8.46
   Number of Units                        512,012   326,194   263,698 106,056 106,762 97,356
   With LT5, HDV, and EBP
   BOP Unit Value                              --        --        --      --      --
   EOP Unit Value                          $12.02        --        --      --      --     --
   Number of Units                             --        --        --      --      --     --
--------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


Appendix A -- Condensed Financial Information About Separate Account B continued

OPTIMUM - Prospectus (continued)



SUB-ACCOUNT                                  2005      2004      2003     2002    2001    2000
------------------------------------------------------------------------------------------------
AST MFS Growth (1999)
   With No Optional Benefits
   BOP Unit Value                              $7.04     $6.44     $5.31    7.48    9.68
   EOP Unit Value                               7.39      7.04      6.44    5.31    7.48    9.68
   Number of Units                         1,025,239   791,823   893,170 112,701  47,656   3,089
   With LT5, HDV, and EBP
   BOP Unit Value                                 --        --        --      --      --
   EOP Unit Value                             $10.67        --        --      --      --      --
   Number of Units                                --        --        --      --      --      --
------------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
   With No Optional Benefits
   BOP Unit Value                              $9.67     $8.46     $6.50     7.8   10.09
   EOP Unit Value                              10.20      9.67      8.46     6.5     7.8   10.09
   Number of Units                         7,048,021 5,717,404 4,075,719 228,033 182,904 114,992
   With LT5, HDV, and EBP
   BOP Unit Value                                 --        --        --      --      --
   EOP Unit Value                             $10.82        --        --      --      --      --
   Number of Units                                --        --        --      --      --      --
------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value (2001)
   With No Optional Benefits
   BOP Unit Value                             $12.28    $10.91     $8.61   10.05      --
   EOP Unit Value                              12.79     12.28     10.91    8.61   10.05      --
   Number of Units                           635,232   603,508   453,569  82,054  18,453      --
   With LT5, HDV, and EBP
   BOP Unit Value                                 --        --        --      --      --
   EOP Unit Value                             $10.23        --        --      --      --      --
   Number of Units                                --        --        --      --      --      --
------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income (1992)
   With No Optional Benefits
   BOP Unit Value                             $11.24    $10.25     $7.84   10.35   10.53
   EOP Unit Value                              11.63     11.24     10.25    7.84   10.35   10.53
   Number of Units                         5,200,126 4,119,501 3,076,626 142,152 205,232  34,439
   With LT5, HDV, and EBP
   BOP Unit Value                                 --        --        --      --      --
   EOP Unit Value                             $10.18        --        --      --      --      --
   Number of Units                                --        --        --      --      --      --
------------------------------------------------------------------------------------------------
AST Large-Cap Value (formerly AST Hotchkis
 & Wiley Large-Cap Value)
   With No Optional Benefits
   BOP Unit Value                             $10.25     $8.99     $7.59    9.31   10.32
   EOP Unit Value                              10.77     10.25      8.99    7.59    9.31   10.32
   Number of Units                           694,885   417,314   204,589  44,419  44,212   8,596
   With LT5, HDV, and EBP
   BOP Unit Value                                 --        --        --      --      --
   EOP Unit Value                             $10.47        --        --      --      --      --
   Number of Units                                --        --        --      --      --      --
------------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS



OPTIMUM - Prospectus (continued)



SUB-ACCOUNT                             2005      2004      2003     2002    2001    2000
------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
   With No Optional Benefits
   BOP Unit Value                        $14.73    $13.73    $12.32   10.84    10.7
   EOP Unit Value                         13.89     14.73     13.73   12.32   10.84   10.7
   Number of Units                      938,585   657,913   289,862  36,987  16,390    -0-
   With LT5, HDV, and EBP
   BOP Unit Value                            --        --        --      --      --
   EOP Unit Value                         $9.37        --        --      --      --     --
   Number of Units                           --        --        --      --      --     --
------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
   With No Optional Benefits
   BOP Unit Value                        $12.71    $11.98    $10.22    10.3   10.13
   EOP Unit Value                         12.69     12.71     11.98   10.22    10.3  10.13
   Number of Units                    1,294,706 1,012,739   814,135  43,077  16,628    425
   With LT5, HDV, and EBP
   BOP Unit Value                            --        --        --      --      --
   EOP Unit Value                         $9.87        --        --      --      --     --
   Number of Units                           --        --        --      --      --     --
------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
   With No Optional Benefits
   BOP Unit Value                        $13.72    $13.23    $12.72    11.8   10.97
   EOP Unit Value                         13.88     13.72     13.23   12.72    11.8  10.97
   Number of Units                    1,924,370 3,074,732 2,301,863 362,294 275,317 37,918
   With LT5, HDV, and EBP
   BOP Unit Value                            --        --        --      --      --
   EOP Unit Value                        $10.07        --        --      --      --     --
   Number of Units                           --        --        --      --      --     --
------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
   With No Optional Benefits
   BOP Unit Value                        $12.18    $12.08    $10.09   11.29   10.59
   EOP Unit Value                         12.22     12.18     12.08   10.09   11.29  10.59
   Number of Units                    2,996,257 2,189,975   956,856  38,260 112,948  1,940
   With LT5, HDV, and EBP
   BOP Unit Value                            --        --        --      --      --
   EOP Unit Value                         $9.98        --        --      --      --     --
   Number of Units                           --        --        --      --      --     --
------------------------------------------------------------------------------------------
AST Money Market (1992)
   With No Optional Benefits
   BOP Unit Value                        $10.46    $10.51    $10.57   10.57   10.32
   EOP Unit Value                         10.62     10.46     10.51   10.57   10.57  10.32
   Number of Units                    3,179,376 1,663,940 1,245,396 403,604 179,509 29,567
   With LT5, HDV, and EBP
   BOP Unit Value                            --        --        --      --      --
   EOP Unit Value                        $10.02        --        --      --      --     --
   Number of Units                           --        --        --      --      --     --
------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


Appendix A -- Condensed Financial Information About Separate Account B continued

OPTIMUM - Prospectus (continued)



      SUB-ACCOUNT                         2005      2004   2003  2002 2001 2000
      -------------------------------------------------------------------------
      Evergreen VA - International Equity (2000)
         With No Optional Benefits
         BOP Unit Value                   $12.31   $10.46     --   --   --
         EOP Unit Value                    14.10    12.31  10.46   --   --  --
         Number of Units                 130,750   62,400 24,847   --   --  --
         With LT5, HDV, and EBP
         BOP Unit Value                       --       --     --   --   --
         EOP Unit Value                   $10.92       --     --   --   --  --
         Number of Units                      --       --     --   --   --  --
      -------------------------------------------------------------------------
      Evergreen VA - Omega (2000)
         With No Optional Benefits
         BOP Unit Value                    $9.75    $9.21     -- 9.04   --
         EOP Unit Value                    10.00     9.75   9.21   -- 9.04  --
         Number of Units                  18,356   26,849 15,743   --  -0-  --
         With LT5, HDV, and EBP
         BOP Unit Value                       --       --     --   --   --
         EOP Unit Value                   $10.53       --     --   --   --  --
         Number of Units                      --       --     --   --   --  --
      -------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


OPTIMUM Four - Prospectus


SUB-ACCOUNT                                      2005       2004      2003      2002
---------------------------------------------------------------------------------------
AST JP Morgan International Equity
   With No Optional Benefits
   BOP Unit Value                                 $12.67     $11.00     $8.56
   EOP Unit Value                                  13.84      12.67     11.00      8.56
   Number of Units                             5,621,836  3,227,381 2,415,394 2,569,506
   With LT5, HDV and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.53         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST William Blair International Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                 $15.30     $13.39     $9.72
   EOP Unit Value                                  17.54      15.30     13.39      9.72
   Number of Units                            12,141,522 11,265,469 5,547,558   835,523
   With LT5, HDV and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $11.16         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST LSV International Value
   With No Optional Benefits
   BOP Unit Value                                 $12.84     $10.79     $8.19
   EOP Unit Value                                  14.36      12.84     10.79      8.19
   Number of Units                             2,013,544  1,897,469 1,201,268   269,995
   With LT5, HDV and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.59         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST Small-Cap Growth
   With No Optional Benefits
   BOP Unit Value                                  $9.05      $9.89     $6.92
   EOP Unit Value                                   9.04       9.05      9.89      6.92
   Number of Units                             2,134,730  2,242,129 3,292,593 1,970,250
   With LT5, HDV and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.31         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST DeAM Small-Cap Growth (1999)
   With No Optional Benefits
   BOP Unit Value                                 $11.98     $11.13     $7.67
   EOP Unit Value                                  11.83      11.98     11.13      7.67
   Number of Units                             1,385,430  1,618,719 1,682,193   639,695
   With LT5, HDV and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.20         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

OPTIMUM Four - Prospectus (continued)


SUB-ACCOUNT                                  2005       2004       2003      2002
------------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
   With No Optional Benefits
   BOP Unit Value                             $15.42     $12.74      $7.64
   EOP Unit Value                              16.60      15.42      12.74      7.64
   Number of Units                         5,464,856  4,808,453  3,085,373 1,255,415
   With LT5, HDV and EBP
   BOP Unit Value                                 --         --         --
   EOP Unit Value                             $10.84         --         --        --
   Number of Units                                --         --         --        --
------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
   With No Optional Benefits
   BOP Unit Value                             $14.22     $12.42      $9.30
   EOP Unit Value                              14.91      14.22      12.42      9.30
   Number of Units                        11,285,282 10,785,030 10,183,346 6,141,523
   With LT5, HDV and EBP
   BOP Unit Value                                 --         --         --
   EOP Unit Value                             $10.53         --         --        --
   Number of Units                                --         --         --        --
------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
   With No Optional Benefits
   BOP Unit Value                             $11.80     $10.31      $7.97
   EOP Unit Value                              12.16      11.80      10.31      7.97
   Number of Units                         5,391,424  4,375,813  3,027,057 1,273,118
   With LT5, HDV and EBP
   BOP Unit Value                                 --         --         --
   EOP Unit Value                             $10.46         --         --        --
   Number of Units                                --         --         --        --
------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1993)
   With No Optional Benefits
   BOP Unit Value                             $14.51     $12.01      $8.96
   EOP Unit Value                              15.99      14.51      12.01      8.96
   Number of Units                        12,260,007 11,461,684  8,530,129 5,118,558
   With LT5, HDV and EBP
   BOP Unit Value                                 --         --         --
   EOP Unit Value                             $10.76         --         --        --
   Number of Units                                --         --         --        --
------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
   With No Optional Benefits
   BOP Unit Value                              $9.44      $9.08      $7.46
   EOP Unit Value                              10.81       9.44       9.08      7.46
   Number of Units                         3,925,740  2,378,881  2,098,873 1,869,353
   With LT5, HDV and EBP
   BOP Unit Value                                 --         --         --
   EOP Unit Value                             $11.98         --         --        --
   Number of Units                                --         --         --        --
------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


OPTIMUM Four - Prospectus (continued)


SUB-ACCOUNT                                        2005       2004       2003       2002
-------------------------------------------------------------------------------------------
AST MFS Growth (1999)
   With No Optional Benefits
   BOP Unit Value                                    $9.97      $9.16      $7.58
   EOP Unit Value                                    10.43       9.97       9.16       7.58
   Number of Units                               5,915,443  4,529,834  4,784,269  2,930,432
   With LT5, HDV and EBP
   BOP Unit Value                                       --         --         --
   EOP Unit Value                                   $10.64         --         --         --
   Number of Units                                      --         --         --         --
-------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                   $12.26     $10.78      $8.32
   EOP Unit Value                                    12.88      12.26      10.78       8.32
   Number of Units                              32,140,125 28,117,310 20,138,164 10,144,317
   With LT5, HDV and EBP
   BOP Unit Value                                       --         --         --
   EOP Unit Value                                   $10.78         --         --         --
   Number of Units                                      --         --         --         --
-------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value (2001)
   With No Optional Benefits
   BOP Unit Value                                   $12.39     $11.06      $8.76
   EOP Unit Value                                    12.86      12.39      11.06       8.76
   Number of Units                               4,311,857  4,643,022  3,621,862  6,005,922
   With LT5, HDV and EBP
   BOP Unit Value                                       --         --         --
   EOP Unit Value                                   $10.20         --         --         --
   Number of Units                                      --         --         --         --
-------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income (1992)
   With No Optional Benefits
   BOP Unit Value                                   $11.46     $10.50      $8.06
   EOP Unit Value                                    11.81      11.46      10.50       8.06
   Number of Units                              31,190,346 25,850,506 21,264,670  6,667,373
   With LT5, HDV and EBP
   BOP Unit Value                                       --         --         --
   EOP Unit Value                                   $10.15         --         --         --
   Number of Units                                      --         --         --         --
-------------------------------------------------------------------------------------------
AST Large-Cap Value
(formerly AST Hotchkis & Wiley Large-Cap Value)
   With No Optional Benefits
   BOP Unit Value                                   $11.17      $9.83      $8.34
   EOP Unit Value                                    11.69      11.17       9.83       8.34
   Number of Units                               5,245,455  3,717,848  2,647,064  2,110,071
   With LT5, HDV and EBP
   BOP Unit Value                                       --         --         --
   EOP Unit Value                                   $10.44         --         --         --
   Number of Units                                      --         --         --         --
-------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

OPTIMUM Four - Prospectus (continued)


SUB-ACCOUNT                               2005       2004       2003       2002
----------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
   With No Optional Benefits
   BOP Unit Value                          $13.45     $12.59     $11.34
   EOP Unit Value                           12.64      13.45      12.59      11.34
   Number of Units                      6,261,824  4,717,822  2,962,471  1,739,313
   With LT5, HDV and EBP
   BOP Unit Value                              --         --         --
   EOP Unit Value                           $9.34         --         --         --
   Number of Units                             --         --         --         --
----------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
   With No Optional Benefits
   BOP Unit Value                          $12.26     $11.61      $9.94
   EOP Unit Value                           12.20      12.26      11.61       9.94
   Number of Units                     12,427,806  8,369,008  7,751,236  4,146,530
   With LT5, HDV and EBP
   BOP Unit Value                              --         --         --
   EOP Unit Value                           $9.84         --         --         --
   Number of Units                             --         --         --         --
----------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
   With No Optional Benefits
   BOP Unit Value                          $11.31     $10.95     $10.57
   EOP Unit Value                           11.40      11.31      10.95      10.57
   Number of Units                     22,436,395 33,208,749 26,287,388 20,544,075
   With LT5, HDV and EBP
   BOP Unit Value                              --         --         --
   EOP Unit Value                          $10.04         --         --         --
   Number of Units                             --         --         --         --
----------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
   With No Optional Benefits
   BOP Unit Value                          $10.55     $10.51     $10.34
   EOP Unit Value                           10.54      10.55      10.51      10.34
   Number of Units                     28,031,653 21,299,789 15,242,856 11,274,642
   With LT5, HDV and EBP
   BOP Unit Value                              --         --         --
   EOP Unit Value                           $9.94         --         --         --
   Number of Units                             --         --         --         --
----------------------------------------------------------------------------------
AST Money Market (1992)
   With No Optional Benefits
   BOP Unit Value                           $9.78      $9.86      $9.96
   EOP Unit Value                            9.88       9.78       9.86       9.96
   Number of Units                     42,442,274 29,870,576 32,730,501 36,255,772
   With LT5, HDV and EBP
   BOP Unit Value                              --         --         --
   EOP Unit Value                           $9.99         --         --         --
   Number of Units                             --         --         --         --
----------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


OPTIMUM Four - Prospectus (continued)


  SUB-ACCOUNT                                  2005    2004    2003    2002
  ---------------------------------------------------------------------------
  Evergreen VA -- International Equity (2000)
     With No Optional Benefits
     BOP Unit Value                            $13.66  $11.65   $8.15
     EOP Unit Value                             15.59   13.66   11.65    8.15
     Number of Units                          689,816 414,631 189,143 113,389
     With LT5, HDV and EBP
     BOP Unit Value                                --      --      --
     EOP Unit Value                            $10.88      --      --      --
     Number of Units                               --      --      --      --
  ---------------------------------------------------------------------------
  Evergreen VA -- Omega (2000)
     With No Optional Benefits
     BOP Unit Value                            $11.29  $10.71   $7.78
     EOP Unit Value                             11.53   11.29   10.71    7.78
     Number of Units                          281,775 570,123 404,789  39,943
     With LT5, HDV and EBP
     BOP Unit Value                                --      --      --
     EOP Unit Value                            $10.50      --      --      --
     Number of Units                               --      --      --      --
  ---------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

OPTIMUM Plus - Prospectus


SUB-ACCOUNT                                      2005       2004      2003      2002
---------------------------------------------------------------------------------------
AST JP Morgan International Equity
   With No Optional Benefits
   BOP Unit Value                                 $12.67     $11.00     $8.56
   EOP Unit Value                                  13.84      12.67     11.00      8.56
   Number of Units                             5,621,836  3,227,381 2,415,394 2,569,506
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.53         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST William Blair International Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                 $15.30     $13.39     $9.72
   EOP Unit Value                                  17.54      15.30     13.39      9.72
   Number of Units                            12,141,522 11,265,469 5,547,558   835,523
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $11.16         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST LSV International Value
   With No Optional Benefits
   BOP Unit Value                                 $12.84     $10.79     $8.19
   EOP Unit Value                                  14.36      12.84     10.79      8.19
   Number of Units                             2,013,544  1,897,469 1,201,268   269,995
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.59         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST Small-Cap Growth
   With No Optional Benefits
   BOP Unit Value                                  $9.05      $9.89     $6.92
   EOP Unit Value                                   9.04       9.05      9.89      6.92
   Number of Units                             2,134,730  2,242,129 3,292,593 1,970,250
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.31         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------
AST DeAM Small-Cap Growth
   With No Optional Benefits
   BOP Unit Value                                 $11.98     $11.13     $7.67
   EOP Unit Value                                  11.83      11.98     11.13      7.67
   Number of Units                             1,385,430  1,618,719 1,682,193   639,695
   With LT5, HDV, and EBP
   BOP Unit Value                                     --         --        --
   EOP Unit Value                                 $10.20         --        --        --
   Number of Units                                    --         --        --        --
---------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


OPTIMUM Plus - Prospectus (continued)


 SUB-ACCOUNT                           2005       2004       2003      2002
 -----------------------------------------------------------------------------
 AST Federated Aggressive Growth
    With No Optional Benefits
    BOP Unit Value                      $15.42     $12.74      $7.64
    EOP Unit Value                       16.60      15.42      12.74      7.64
    Number of Units                  5,464,856  4,808,453  3,085,373 1,255,415
    With LT5, HDV, and EBP
    BOP Unit Value                          --         --         --
    EOP Unit Value                      $10.84         --         --        --
    Number of Units                         --         --         --        --
 -----------------------------------------------------------------------------
 AST Small-Cap Value
    With No Optional Benefits
    BOP Unit Value                      $14.22     $12.42      $9.30
    EOP Unit Value                       14.91      14.22      12.42      9.30
    Number of Units                 11,285,282 10,785,030 10,183,346 6,141,523
    With LT5, HDV, and EBP
    BOP Unit Value                          --         --         --
    EOP Unit Value                      $10.53         --         --        --
    Number of Units                         --         --         --        --
 -----------------------------------------------------------------------------
 AST Goldman Sachs Mid-Cap Growth
    With No Optional Benefits
    BOP Unit Value                      $11.80     $10.31      $7.97
    EOP Unit Value                       12.16      11.80      10.31      7.97
    Number of Units                  5,391,424  4,375,813  3,027,057 1,273,118
    With LT5, HDV, and EBP
    BOP Unit Value                          --         --         --
    EOP Unit Value                      $10.46         --         --        --
    Number of Units                         --         --         --        --
 -----------------------------------------------------------------------------
 AST Neuberger Berman Mid-Cap Value
    With No Optional Benefits
    BOP Unit Value                      $14.51     $12.01      $8.96
    EOP Unit Value                       15.99      14.51      12.01      8.96
    Number of Units                 12,260,007 11,461,684  8,530,129 5,118,558
    With LT5, HDV, and EBP
    BOP Unit Value                          --         --         --
    EOP Unit Value                      $10.76         --         --        --
    Number of Units                         --         --         --        --
 -----------------------------------------------------------------------------
 AST T. Rowe Price Large-Cap Growth
    With No Optional Benefits
    BOP Unit Value                       $9.44      $9.08      $7.46
    EOP Unit Value                       10.81       9.44       9.08      7.46
    Number of Units                  3,925,740  2,378,881  2,098,873 1,869,353
    With LT5, HDV, and EBP
    BOP Unit Value                          --         --         --
    EOP Unit Value                      $11.98         --         --        --
    Number of Units                         --         --         --        --
 -----------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

OPTIMUM Plus - Prospectus (continued)


SUB-ACCOUNT                                     2005       2004       2003       2002
----------------------------------------------------------------------------------------
AST MFS Growth (1999)
   With No Optional Benefits
   BOP Unit Value                                 $9.97      $9.16      $7.58
   EOP Unit Value                                 10.43       9.97       9.16       7.58
   Number of Units                            5,915,443  4,529,834  4,784,269  2,930,432
   With LT5, HDV, and EBP
   BOP Unit Value                                    --         --         --
   EOP Unit Value                                $10.64         --         --         --
   Number of Units                                   --         --         --         --
----------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
   With No Optional Benefits
   BOP Unit Value                                $12.26     $10.78      $8.32
   EOP Unit Value                                 12.88      12.26      10.78       8.32
   Number of Units                           32,140,125 28,117,321 20,138,164 10,144,317
   With LT5, HDV, and EBP
   BOP Unit Value                                    --         --         --
   EOP Unit Value                                $10.78         --         --         --
   Number of Units                                   --         --         --         --
----------------------------------------------------------------------------------------
AST AllianceBernstein Core Value (2001)
   With No Optional Benefits
   BOP Unit Value                                $12.39     $11.06      $8.76
   EOP Unit Value                                 12.86      12.39      11.06       8.76
   Number of Units                            4,311,857  4,643,022  3,621,862  6,005,922
   With LT5, HDV, and EBP
   BOP Unit Value                                    --         --         --
   EOP Unit Value                                $10.20         --         --         --
   Number of Units                                   --         --         --         --
----------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income (1992)
   With No Optional Benefits
   BOP Unit Value                                $11.46     $10.50      $8.06
   EOP Unit Value                                 11.81      11.46      10.50       8.06
   Number of Units                           31,190,346 25,850,506 21,264,670  6,667,373
   With LT5, HDV, and EBP
   BOP Unit Value                                    --         --         --
   EOP Unit Value                                $10.15         --         --         --
   Number of Units                                   --         --         --         --
----------------------------------------------------------------------------------------
AST Large-Cap Value
 (formerly AST Hotchkis & Wiley Large-Cap Value)
   With No Optional Benefits
   BOP Unit Value                                $11.17      $9.83      $8.34
   EOP Unit Value                                 11.69      11.17       9.83       8.34
   Number of Units                            5,245,458  3,717,848  2,647,064  2,110,071
   With LT5, HDV, and EBP
   BOP Unit Value                                    --         --         --
   EOP Unit Value                                $10.44         --         --         --
   Number of Units                                   --         --         --         --
----------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS


OPTIMUM Plus - Prospectus (continued)


SUB-ACCOUNT                               2005       2004       2003       2002
----------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
   With No Optional Benefits
   BOP Unit Value                          $13.45     $12.59     $11.34
   EOP Unit Value                           12.64      13.45      12.59      11.34
   Number of Units                      6,261,824  4,717,822  2,962,471  1,739,313
   With LT5, HDV, and EBP
   BOP Unit Value                              --         --         --
   EOP Unit Value                           $9.34         --         --         --
   Number of Units                             --         --         --         --
----------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
   With No Optional Benefits
   BOP Unit Value                          $12.26     $11.61      $9.94
   EOP Unit Value                           12.20      12.26      11.61       9.94
   Number of Units                     12,427,806  8,369,008  7,751,236  4,146,530
   With LT5, HDV, and EBP
   BOP Unit Value                              --         --         --
   EOP Unit Value                           $9.84         --         --         --
   Number of Units                             --         --         --         --
----------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
   With No Optional Benefits
   BOP Unit Value                          $11.31     $10.95     $10.57
   EOP Unit Value                           11.40      11.31      10.95      10.57
   Number of Units                     22,436,395 33,208,749 26,287,388 20,544,075
   With LT5, HDV, and EBP
   BOP Unit Value                              --         --         --
   EOP Unit Value                          $10.04         --         --         --
   Number of Units                             --         --         --         --
----------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
   With No Optional Benefits
   BOP Unit Value                          $10.55     $10.51     $10.34
   EOP Unit Value                           10.54      10.55      10.51      10.34
   Number of Units                     28,031,653 21,299,789 15,242,856 11,274,642
   With LT5, HDV, and EBP
   BOP Unit Value                              --         --         --
   EOP Unit Value                           $9.94         --         --         --
   Number of Units                             --         --         --         --
----------------------------------------------------------------------------------
AST Money Market (1992)
   With No Optional Benefits
   BOP Unit Value                           $9.78      $9.86      $9.96
   EOP Unit Value                            9.88       9.78       9.86       9.96
   Number of Units                     42,442,274 29,870,576 32,730,501 36,255,772
   With LT5, HDV, and EBP
   BOP Unit Value                              --         --         --
   EOP Unit Value                           $9.99         --         --         --
   Number of Units                             --         --         --         --
----------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

OPTIMUM Plus - Prospectus (continued)


  SUB-ACCOUNT                                  2005    2004    2003    2002
  ---------------------------------------------------------------------------
  Evergreen VA -- International Equity (2000)
     With No Optional Benefits
     BOP Unit Value                            $13.66  $11.65   $8.15
     EOP Unit Value                             15.59   13.66   11.65    8.15
     Number of Units                          689,816 414,631 189,143 113,389
     With LT5, HDV, and EBP
     BOP Unit Value                                --      --      --
     EOP Unit Value                            $10.88      --      --      --
     Number of Units                               --      --      --      --
  ---------------------------------------------------------------------------
  Evergreen VA -- Omega (2000)
     With No Optional Benefits
     BOP Unit Value                            $11.29  $10.71   $7.78
     EOP Unit Value                             11.53   11.29   10.71    7.78
     Number of Units                          281,775 570,123 404,789  39,943
     With LT5, HDV, and EBP
     BOP Unit Value                                --      --      --
     EOP Unit Value                            $10.50      --      --      --
     Number of Units                               --      --      --      --
  ---------------------------------------------------------------------------

                      This page intentionally left blank

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

    Growth  =    Account Value of variable    minus   Purchase Payments -
              investment options plus Interim       proportional withdrawals
                Value of Fixed Allocations
                     (no MVA applies)

Example with market increase
Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                      Growth                                        =$75,000 - [$50,000 - $0]
                                                                    =$25,000
                      Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                                    =$25,000 X 0.40
                                                                    =$10,000
                      Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                                    =$85,000

Examples with market decline
Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                      Growth                                        =$45,000 - [$50,000 - $0]
                                                                    =$-5,000
                      Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                                    NO BENEFIT IS PAYABLE
                      Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                                    =$50,000

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits continued



In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

          Growth                            =$90,000 - [$50,000 - ($50,000 X $15,000/$75,000)]
                                            =$90,000 - [$50,000 - $10,000]
                                            =$90,000 - $40,000
                                            =$50,000
          Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                            =$50,000 X 0.40
                                            =$20,000
          Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                            =$110,000

EXAMPLES OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th /anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th /anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value   =$90,000 - [$90,000 X $15,000/$75,000]
                            =$90,000 - $18,000
                            =$72,000
Basic Death Benefit         =max [$80,000, $50,000 - ($50,000 X $15,000/$75,000)]
                            =max [$80,000, $40,000]
                            =$80,000

The Death Benefit therefore is $80,000.

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS




Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value   =$80,000 + $15,000 - [($ 80,000 + $15,000) X $5,000/$70,000]
                            =$80,000 + $15,000 - $6,786
                            =$88,214
Basic Death Benefit         =max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) X $5,000/$70,000}]
                            =max [$75,000, $60,357]
                            =$75,000

The Death Benefit therefore is $88,214.

EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th /anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th /anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Owner made a withdrawal of $5,000 on the 6/th /anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th /anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th /annuity year is equal to 5% of the Roll-Up Value as of the 6/th /anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th /anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd /anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix B -- Calculation of Optional Death Benefits continued



Roll-Up Value               ={(67,005 - $3,350) - [($67,005 - $3,350) X $1,650/($45,000 - $3,350)]} X 1.05
                            =($63,655 - $2,522) X 1.05
                            =$64,190
Highest Anniversary Value   =$70,000 - [$70,000 X $5,000/$45,000]
                            =$70,000 - $7,778
                            =$62,222
Basic Death Benefit         =max [$43,000, $50,000 - ($50,000 X $5,000/$45,000)]
                            =max [$43,000, $44,444]
                            =$44,444

The Death Benefit therefore is $64,190.

Example with death after Death Benefit Target Date
Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th /birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value               =$81,445 + $15,000 - [($81,445 + 15,000) X $5,000/$70,000]
                            =$81,445 + $15,000 - $6,889
                            =$89,556
Highest Anniversary Value   =$85,000 + $15,000 - [($85,000 + 15,000) X $5,000/$70,000]
                            =$85,000 + $15,000 - $7,143
                            =$92,857
Basic Death Benefit         =max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) X $5,000/$70,000}]
                            =max [$75,000, $60,357]
                            =$75,000

The Death Benefit therefore is $92,857.

EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION
The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

APPENDIX B

AMERICAN SKANDIA ANNUITIES PROSPECTUS




Example with withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

  Highest Daily Value   =$90,000 - [$90,000 X $15,000/$75,000]
                        =$90,000 - $18,000
                        =$72,000
  Basic Death Benefit   =max [$80,000, $50,000 - ($50,000 X $15,000/$75,000)]
                        =max [$80,000, $40,000]
                        =$80,000

The Death Benefit therefore is $80,000.

Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value   =$80,000 + $15,000 - [($80,000 + $15,000) X $5,000/$70,000]
                      =$80,000 + $15,000 - $6,786
                      =$88,214
Basic Death Benefit   =max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) X $5,000/$70,000}]
                      =max [$75,000, $60,357]
                      =$75,000

The Death Benefit therefore is $88,214.

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



APPENDIX C

OPTIMUM PLUS/SM/ PROSPECTUS

Appendix C -- Additional Information on Asset Allocation Programs

Program Rules
.. You can elect an asset allocator program where the Sub-accounts for each asset class in each model portfolio are designated based on an evaluation of available Sub-accounts. If you elect the Lifetime Five Benefit ("LT5"), Spousal Lifetime Five Benefit ("SLT5") or the Highest Daily Value Death Benefit ("HDV"), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

How the Asset Allocation Program Works
.. Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

.. Additional Purchase Payments: Unless otherwise requested, any additional
  Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

.. Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note -- Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

.. Sub-account Changes Within the Model Portfolios: From time to time you may be notified of a suggested change in a Sub-account or percentage allocated to a Sub-account within your model portfolio. If you consent (in the manner that is then permitted or required) to the suggested change, then it will be implemented upon the next rebalance. If you do not consent then rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity, in which case your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

.. Owner Changes in Choice of Model Portfolio: You may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required.

Termination or Modification of the Asset Allocation Program:
.. You may request to terminate your asset allocation program at any time. Any termination will be effective on the date that American Skandia receives your termination request in good order. If you are enrolled in HDV, LT5 or SLT5, termination of your asset allocation program must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. However, if you are enrolled in LT5 or SLT5 you may terminate the LT5 or SLT5 benefit in order to then terminate your asset allocation program. American Skandia reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.

Restrictions on Electing the Asset Allocation:
.. You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, American Skandia will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.

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



APPENDIX D

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix D -- Selecting the Variable Annuity That's Right for You


American Skandia Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-800-752-6342.


The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..  Your age;
..  The amount of your investment and any planned future deposits into the annuity;
..  How long you intend to hold the annuity (also referred to as investment time horizon);
..  Your desire to make withdrawals from the annuity;
..  Your investment return objectives;
.. The effect of optional benefits that may be elected, and .. Your desire to minimize costs and/or maximize return associated with the annuity.


The following chart outlines some of the different features for each actively sold American Skandia Annuity offered exclusively through Linsco/Private Ledger. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.


In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.


Your registered Financial Professional representative can provide you with prospectuses for one or more of these variable annuities noted in this document and can guide you through Selecting the Variable Annuity That's Right for You.


AMERICAN SKANDIA ANNUITY PRODUCT COMPARISON

Below is a summary of American Skandia's actively sold annuity products offered exclusively through Linsco/Private Ledger. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for one or more of these variable annuities and the underlying portfolios and can help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

APPENDIX D

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix D -- Selecting the Variable Annuity That's Right for You continued




                                      OPTIMUM FOUR                     OPTIMUM                      OPTIMUM PLUS
-------------------------------------------------------------------------------------------------------------------------
Minimum Investment           $10,000                        $1,000                         $10,000
-------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age            85                             80                             75
-------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge            4 Years                        8 Years                        10 Years
Schedule                     (8.5%, 8%, 7%, 6%)             (7.5%, 7%, 6.5%, 6%, 5%,       (9%, 9%, 8.5% ,8%, 7%, 6%,
                                                            4%, 3%, 2%)                    5%, 4%, 3%, 2%)
-------------------------------------------------------------------------------------------------------------------------
Insurance and Distribution   1.65%                          1.25% years 1-8; 0.65%         1.65% years 1-10; 0.65%
Charge                                                      years 9+                       years 11+
-------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee       Lesser of $35 or               Lesser of $35 or               Lesser of $35 or
                             2% of Account Value*           2% of Account Value*           2% of Account Value
-------------------------------------------------------------------------------------------------------------------------
Contract Credit              Yes. Effective for Contracts   Yes. Effective for Contracts   Yes. The amount of the
                             issued on or after June 20,    issued on or after February    credit applied to a purchase
                             2005, subject to state         13, 2006, subject to state     payment is based on the
                             availability. Generally, we    availability. Generally, we    year the purchase payment
                             apply a Loyalty Credit to your apply a Loyalty Credit to your is received, for the first 6
                             Annuity's Account Value at     Annuity's Account Value at     years of the contract as
                             the end of your fifth contract the end of your fifth contract follows:
                             year (i.e., on your fifth      year (i.e., on your fifth      For contracts issued on or
                             Contract Anniversary). The     Contract Anniversary). The     after February 13, 2006,
                             Loyalty Credit is equal to     Loyalty Credit is equal to     subject to state availability,
                             2.75% (2.25% for contracts     0.50% of total Purchase        the credit percentages for
                             issued between June 20,        Payments made during the       each year, starting with the
                             2005 and February 13,          first four contract years less first, are 6.50%, 5.00%,
                             2006) of total Purchase        the cumulative amount of       4.00%, 3.00%, 2.00%, and
                             Payments made during the       withdrawals made (including    1.00%.
                             first four contract years less the deduction of any CDSC      Generally, for contracts
                             the cumulative amount of       amounts) through the fifth     issued prior to February 13,
                             withdrawals made (including    Contract Anniversary           2006, the credit percentage
                             the deduction of any CDSC                                     for the first year is 6.0%.
                             amounts) through the fifth
                             Contract Anniversary
-------------------------------------------------------------------------------------------------------------------------
Fixed Allocation (early      Fixed Allocation Available     Fixed Allocation Available     Fixed Allocation Available
withdrawals are subject to a (As of May 1, 2005 currently   (As of May 1, 2005 currently   (As of May 1, 2005 currently
Market Value Adjustment)     offering durations of:         offering durations of:         offering durations of:
                             1,2,3,5,7,10 years)            1,2,3,5,7,10 years)            1,2,3,5,7,10 years)
-------------------------------------------------------------------------------------------------------------------------
Variable Investment          All options available          All options available          All options available
Options
-------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit          The greater of: purchase       The greater of: purchase       The greater of: purchase
                             payments less proportional     payments less proportional     payments less proportional
                             withdrawals or account value   withdrawals or account value   withdrawals or account value
                             (no MVA Applied).              (no MVA Applied).              (no MVA Applied) less an
                                                                                           amount equal to the credits
                                                                                           applied within the 12 months
                                                                                           prior to date of death.
-------------------------------------------------------------------------------------------------------------------------

APPENDIX D

AMERICAN SKANDIA ANNUITIES PROSPECTUS



                                  OPTIMUM FOUR               OPTIMUM              OPTIMUM PLUS
----------------------------------------------------------------------------------------------------
Optional Death Benefits (for EBP II,                 EBP II,                 EBP II,
an additional cost)/1/       HDV,                    HDV,                    HDV,
                             HAV,                    HAV,                    HAV,
                             Combo 5% Roll-up /HAV   Combo 5% Roll-up/HAV    Combo 5% Roll-up /HAV
----------------------------------------------------------------------------------------------------
Living Benefits (for an      GRO/ GRO Plus,          GRO/ GRO Plus,          GRO/ GRO Plus,
additional cost)/2/          GMWB,                   GMWB,                   GMWB,
                             GMIB,                   GMIB,                   GMIB,
                             Lifetime Five, Spousal  Lifetime Five, Spousal  Lifetime Five, Spousal
                             Lifetime Five           Lifetime Five           Lifetime Five
----------------------------------------------------------------------------------------------------
Annuity Rewards/3/           Available after initial Available after initial Available after initial
                             withdrawal period       withdrawal period       withdrawal period
----------------------------------------------------------------------------------------------------

HYPOTHETICAL ILLUSTRATION

The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity. The values shown below are based on the following assumptions:

An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% respectively.
..  No subsequent deposits or withdrawals are made from the Annuity.

.. The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows/4:/

 . 0.99% based on the fees and expenses of the underlying portfolios as of December 31,2005. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

 . The Separate Account level charges include the Insurance Charge and Distribution Charge (as applicable).
.. The Annuity Value and Surrender Value are further reduced by the annual maintenance fee. For Optimum Plus, Optimum Four, and Optimum, the Annuity Value and Surrender Value also reflect the addition of any applicable credits.

APPENDIX D

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix D -- Selecting the Variable Annuity That's Right for You continued




The Contract Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request). Shaded cells represent the product with the highest customer Surrender Value for the contract year. Multiple shaded cells represent a tie between two or more annuities.


0% GROSS RATE OF RETURN


                 OPTIMUM FOUR         OPTIMUM          OPTIMUM PLUS
          ------------------------------------------------------------
              CONTRACT SURRENDER CONTRACT SURRENDER CONTRACT SURRENDER
          YR   VALUE     VALUE    VALUE     VALUE    VALUE     VALUE
          ------------------------------------------------------------
           1   97,383   88,883    97,778   89,278   103,713   95,213
          ------------------------------------------------------------
           2   94,794   86,794    95,566   88,566   100,958   91,958
          ------------------------------------------------------------
           3   92,273   85,273    93,403   86,903    98,275   89,775
          ------------------------------------------------------------
           4   89,818   83,818    91,288   85,288    95,663   87,663
          ------------------------------------------------------------
           5   87,428   87,428    89,220   84,220    93,119   86,119
          ------------------------------------------------------------
           6   87,778   87,778    87,687   83,687    90,642   84,642
          ------------------------------------------------------------
           7   85,441   85,441    85,700   82,700    88,229   83,229
          ------------------------------------------------------------
           8   83,165   83,165    83,757   81,757    85,880   81,880
          ------------------------------------------------------------
           9   80,949   80,949    82,353   82,353    83,593   80,593
          ------------------------------------------------------------
          10   78,791   78,791    80,973   80,973    81,366   79,366
          ------------------------------------------------------------
          11   76,690   76,690    79,616   79,616    80,000   80,000
          ------------------------------------------------------------
          12   74,643   74,643    78,281   78,281    78,659   78,659
          ------------------------------------------------------------
          13   72,651   72,651    76,968   76,968    77,339   77,339
          ------------------------------------------------------------
          14   70,711   70,711    75,676   75,676    76,042   76,042
          ------------------------------------------------------------
          15   68,821   68,821    74,405   74,405    74,765   74,765
          ------------------------------------------------------------
          16   66,982   66,982    73,155   73,155    73,509   73,509
          ------------------------------------------------------------
          17   65,190   65,190    71,926   71,926    72,274   72,274
          ------------------------------------------------------------
          18   63,446   63,446    70,716   70,716    71,059   71,059
          ------------------------------------------------------------
          19   61,747   61,747    69,527   69,527    69,864   69,864
          ------------------------------------------------------------
          20   60,093   60,093    68,357   68,357    68,688   68,688
          ------------------------------------------------------------
          21   58,482   58,482    67,205   67,205    67,531   67,531
          ------------------------------------------------------------
          22   56,914   56,914    66,073   66,073    66,394   66,394
          ------------------------------------------------------------
          23   55,386   55,386    64,959   64,959    65,275   65,275
          ------------------------------------------------------------
          24   53,899   53,899    63,864   63,864    64,174   64,174
          ------------------------------------------------------------
          25   52,451   52,451    62,786   62,786    63,091   63,091
          ------------------------------------------------------------



Assumptions:
a. $100,000 initial investment
b. Fund Expenses = 0.99%
c. No optional death benefits or living benefits elected
d. Annuity was issued on or after February 13, 2006
e. Surrender value assumes surrender 2 days before policy anniversary

APPENDIX D

AMERICAN SKANDIA ANNUITIES PROSPECTUS





6% GROSS RATE OF RETURN



                   OPTIMUM 4          OPTIMUM         OPTIMUM PLUS
           ----------------------------------------------------------
               CONTRACT SURRENDER CONTRACT  SURR   CONTRACT SURRENDER
                VALUE     VALUE    VALUE    VALUE   VALUE     VALUE
           ----------------------------------------------------------
            1  103,210    94,710  103,629   95,129 109,919   101,419
           ----------------------------------------------------------
            2  106,532    98,532  107,399  100,399 113,421   104,421
           ----------------------------------------------------------
            3  109,961   102,961  111,307  104,807 117,035   108,535
           ----------------------------------------------------------
            4  113,501   107,501  115,357  109,357 120,767   112,767
           ----------------------------------------------------------
            5  117,154   117,154  119,555  114,555 124,618   117,618
           ----------------------------------------------------------
            6  123,764   123,764  124,423  120,423 128,593   122,593
           ----------------------------------------------------------
            7  127,748   127,748  128,951  125,951 132,696   127,696
           ----------------------------------------------------------
            8  131,860   131,860  133,643  131,643 136,932   132,932
           ----------------------------------------------------------
            9  136,104   136,104  139,345  139,345 141,303   138,303
           ----------------------------------------------------------
           10  140,485   140,485  145,293  145,293 145,815   143,815
           ----------------------------------------------------------
           11  145,007   145,007  151,495  151,495 151,999   151,999
           ----------------------------------------------------------
           12  149,675   149,675  157,961  157,961 158,450   158,450
           ----------------------------------------------------------
           13  154,493   154,493  164,703  164,703 165,177   165,177
           ----------------------------------------------------------
           14  159,466   159,466  171,734  171,734 172,191   172,191
           ----------------------------------------------------------
           15  164,599   164,599  179,064  179,064 179,504   179,504
           ----------------------------------------------------------
           16  169,897   169,897  186,707  186,707 187,130   187,130
           ----------------------------------------------------------
           17  175,366   175,366  194,677  194,677 195,081   195,081
           ----------------------------------------------------------
           18  181,011   181,011  202,986  202,986 203,371   203,371
           ----------------------------------------------------------
           19  186,838   186,838  211,651  211,651 212,015   212,015
           ----------------------------------------------------------
           20  192,852   192,852  220,685  220,685 221,029   221,029
           ----------------------------------------------------------
           21  199,060   199,060  230,105  230,105 230,427   230,427
           ----------------------------------------------------------
           22  205,467   205,467  239,926  239,926 240,226   240,226
           ----------------------------------------------------------
           23  212,081   212,081  250,167  250,167 250,443   250,443
           ----------------------------------------------------------
           24  218,908   218,908  260,846  260,846 261,097   261,097
           ----------------------------------------------------------
           25  225,954   225,954  271,980  271,980 272,205   272,205
           ----------------------------------------------------------



Assumptions:
a. $100,000 initial investment
b. Fund Expenses = 0.99%
c. No optional death benefits or living benefits elected
d. Annuity was issued on or after February 13, 2006
e. Surrender value assumes surrender 2 days before policy anniversary

APPENDIX D

AMERICAN SKANDIA ANNUITIES PROSPECTUS

Appendix D -- Selecting the Variable Annuity That's Right for You continued



In addition, the following charts indicate the days (measured from the Issue
Date) in which each annuity product would have the highest Surrender Value amongst the products listed given the above assumptions.

0% GROSS RATE OF RETURN


PRODUCT NAME                 TOTAL DAYS       YEARS FROM THE ISSUE                DAYS WITHIN
                     IN WHICH PRODUCT'S          DATE IN WHICH THE    THE PERIOD IN WHICH THE
             SURRENDER VALUE IS HIGHEST SURRENDER VALUE IS HIGHEST SURRENDER VALUE IS HIGHEST
---------------------------------------------------------------------------------------------
Optimum Four            1460                          4                          1460
                                                      5                     1461-1825
                                                      6                     1826-2190
                                                      7                     2191-2555
                                                      8                     2556-2919
---------------------------------------------------------------------------------------------
Optimum                  730                          8                          2920
                                                      9                     2921-3285
                                                     10                     3286-3649
---------------------------------------------------------------------------------------------
Optimum Plus            8760                        1-3                        1-1095
                                                      4                     1096-1459
                                                     10                          3650
                                                  11-30                    3651-10950
---------------------------------------------------------------------------------------------


6% GROSS RATE OF RETURN


PRODUCT NAME                 TOTAL DAYS       YEARS FROM THE ISSUE                DAYS WITHIN
                     IN WHICH PRODUCT'S          DATE IN WHICH THE    THE PERIOD IN WHICH THE
             SURRENDER VALUE IS HIGHEST SURRENDER VALUE IS HIGHEST SURRENDER VALUE IS HIGHEST
---------------------------------------------------------------------------------------------
Optimum Four             729                          6                     1826-2190
                                                      7                     2191-2554
---------------------------------------------------------------------------------------------
Optimum                  656                          9                     2993-3285
                                                     10                     3286-3649
---------------------------------------------------------------------------------------------
Optimum Plus            9565                        1-5                        1-1825
                                                      7                          2555
                                                      8                     2556-2920
                                                      9                     2921-2993
                                                     10                          3650
                                                  11-30                    3651-10950
---------------------------------------------------------------------------------------------

Days listed assume 365 days per year and do not account for Leap Years.


* Annual maintenance fee is waived for account values of $100,000 or more.

1)For more information on these benefits, refer to the "Death Benefit" section in the Prospectus.
2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.
3)The Annuity Rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's account value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.
4)These reductions result in hypothetical net rates of return corresponding to the 0% and 6% gross rates of return, respectively as follows: Optimum Four -3.17% and 2.64%; Optimum -2.78% and 3.05% in years 1-8 and -2.19% and 3.68%
  in years 9+, Optimum Plus -3.17% and 2.64% in years 1-10 and -2.19% and 3.68% in years 11+.

 PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS (PLEASE CHECK ONE) ________ OPTIMUM (05/2006), ________ OPTIMUM FOUR (05/2006),
 ________ OPTIMUM PLUS (05/2006).


                  ------------------------------------------
                               (print your name)

                  ------------------------------------------
                                   (address)

                  ------------------------------------------
                             (city/state/zip code)

Variable Annuity Issued by:                        Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                              AMERICAN SKANDIA
ASSURANCE CORPORATION                                       MARKETING, INCORPORATED
A Prudential Financial Company                       A Prudential Financial Company
One Corporate Drive                                             One Corporate Drive
Shelton, Connecticut 06484                               Shelton, Connecticut 06484
Telephone: 1-800-752-6342                                   Telephone: 203-926-1888
http://www.americanskandia.prudential.com http://www.americanskandia.prudential.com

                              MAILING ADDRESSES:

                    AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                 P.O. Box 7960
                            Philadelphia, PA 19176

                                 EXPRESS MAIL:
                    AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                2101 Welsh Road
                               Dresher, PA 19025

                      STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options ("Fixed Allocations") under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.

                               TABLE OF CONTENTS

ITEM                                                                             PAGE
----                                                                             ----
GENERAL INFORMATION ABOUT AMERICAN SKANDIA......................................  2
AMERICAN SKANDIA LIFE ASSURANCE CORPORATION.....................................  2
AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B..................  2
AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D..................  3

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated....  4

HOW THE UNIT PRICE IS DETERMINED................................................  5

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS.....................................  5
How We Calculate the Market Value Adjustment....................................  6

OTHER TAX RULES.................................................................  7
Federal Tax Status..............................................................  7

GENERAL INFORMATION.............................................................  8
Voting Rights...................................................................  8
Modification....................................................................  8
Deferral of Transactions........................................................  9
Misstatement of Age or Sex......................................................  9
Ending the Offer................................................................  9
Annuitization...................................................................  9

EXPERTS......................................................................... 16

LEGAL EXPERTS................................................................... 16

FINANCIAL STATEMENTS............................................................ 16
   AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF AMERICAN SKANDIA LIFE ASSURANCE
     CORPORATION................................................................  2
   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION..................................  3
   SEPARATE ACCOUNT B...........................................................  3
Appendix A - Determination of Accumulation Unit Values.......................... A-1


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA - VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA 19176, OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@PRUDENTIAL.COM.



Date of Prospectus: May 1, 2006 Date of Statement of Additional Information: May 1, 2006
AS APEXII - SAI (05/2006)

GENERAL INFORMATION ABOUT AMERICAN SKANDIA

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"). American Skandia's principal business address is One Corporate Drive, Shelton, Connecticut 06484.


Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.


No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.


A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios. There can be no guarantee that any Portfolio will meet its investment objectives.


Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

American Skandia Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

    1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets owned by the insurance company with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

    2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

       a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

       b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

    3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

    4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated


American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of ASI, is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. American Skandia Life Assurance Corporation and American Skandia Investment Services, Incorporated ("ASISI"), a co-investment manager of American Skandia Trust are also wholly-owned subsidiaries of ASI. American Skandia Information Services and Technology Corporation ("ASIST"), also a wholly-owned subsidiary of ASI, is a service company that provides systems and information services to American Skandia Life Assurance Corporation and its affiliated companies.

ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust.


ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.


In addition, in an effort to promote the sale of our products (which may include the placement of ASLAC and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services. We or ASM also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


The list below identifies three general types of payments that American Skandia pays which are broadly defined as follows:

  . Percentage Payments based upon "Asset under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all American Skandia annuity products that were sold through the firm (or its affiliated broker/dealers).

  . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under American Skandia annuity products sold through the firm (or its affiliated broker/dealers).

  . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 1, 2006) received payment of more than $10,000 with respect to annuity business during the last calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


Name of Firm:


A. G. Edwards & Sons, Inc
Advantage Capital Corporation
AIG Financial Advisors, Inc.*
American General Securities, Inc.
American Portfolios Financial Services
Associated Securities Corp.
BNY Investment Center
Butler Freeman Tally Financial Group, LLC
Cadaret, Grant & Co. Inc.
Capital Analysts, Inc.
Centaurus Financial, Inc.
Commonwealth Financial Network
Crown Capital Securities
CUSO Financial Services
Equity Services, Inc
FFP Securities, Inc.
Financial Network Investment Corp. (part of the ING selling network)* First Allied Securities, Inc.
First Montauk Securities Corporation
FSC Securities Corporation (part of the AIG selling network)*
Gary Goldberg & Co.
GunnAllen Financial Incorporated
H. Beck Inc.
Hantz Financial Services, Inc.
Hibernia Investments, LLC
ING Financial Partners
Invest Financial Corporation
Investment Advisors & Consultants
Investors Capital Corporation
J.J.B. Hillard Lyons
Jefferson Pilot Securities Company
Legend Equities Corporation
Lincoln Financial Advisors
Lincoln Investment Planning
Linsco Private Ledger
Multi-Financial Securities Corporation (part of the ING selling network)* Mutual Service Corporation
National Planning Corp
Next Financial Group
NFP Securities
PNC
Prime Capital Services
Primevest Financial Services, Inc. (part of the ING selling network)* Questar Capital Corporation
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher
Robert W. Baird & Co., Inc.
Royal Alliance Associates, Inc. (part of the AIG selling network)* Securities America, Inc
Securities Service Network, Inc.
Sentra Securities Corporation
Sigma Financial Corp
SII Investments
Stifel Nicolaus
SunAmerica Securities, Inc. (part of the AIG selling network)*
TD Waterhouse Investor Svs Inc
TFS Securities, Inc.
The Investment Center, Inc.
UBS Financial Services
United Planners Financial Services of America
UVEST Financial Services Group
Wachovia (Wirehouse)
Wall Street Financial Group
Waterstone Financial Group
World Group Securities, Inc


--------
* Also includes payments made in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


ASLAC pays ASM an underwriting commission for its role as principal underwriter/distributor of all variable insurance products issued by ASLAC. ASM is responsible for payment of commissions to the broker-dealer firms who are the ultimate sellers of the product. ASM does not retain any underwriting commissions. For the past three years, the aggregate dollar amount of underwriting commissions paid to ASM in its role as principal underwriter/distributor has been: 2005: $327,916,660; 2004: $239,555,521; 2003:
$182,550,093;

HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

    a. is the net result of:

       1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

       2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

    b. is the net result of:

       1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

       2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

    c. is the Insurance Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and a half percent of interest (2.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment

A MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods may be found in the Prospectus.

For purposes of this provision:

  . "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

  . "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.

  . "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

The formula is:

                          [(1+I) / (1+J+0.0010)]N/365
                                    where:

   I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

   J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

   N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed for certain Special Purpose Fixed Allocations, as described in the Prospectus.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities.

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

OTHER TAX RULES

Federal Tax Status

    1. Diversification.

   The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the contract meet these diversification requirements.

    2. Investor Control.

   Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected contractowners as is feasible under the circumstances.

    3. Entity Owners.

   Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

    4. Purchase Payments Made Before August 14, 1982.

   If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14,1982, is not subject to the 10% tax penalty.

    5. Generation-Skipping Transfers.

   If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

GENERAL INFORMATION

Voting Rights

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy;
(d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, American Skandia Investment Services, Incorporated ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification

We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions

We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

  .   trading on the NYSE is restricted;

  . an emergency exists making redemption or valuation of securities held in the separate account impractical; or

  . the SEC, by order, permits the suspension or postponement for the protection of security holders.

Misstatement of Age or Sex

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer

We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

Annuitization

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, variable payments or adjustable payments. Fixed options provide the same amount with each payment. Variable options generally provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts. However, currently, we also make a variable payment option that has a guarantee feature. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.

The variable annuity payment options are described in greater detail in a separate prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed or variable basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed or variable basis. If you elect to receive payments on a variable basis under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

Option 5

Variable Payments for Life with a Cash Value: Under this option, benefits are payable periodically until the death of the key life. Benefits may increase or decrease depending on the investment performance of the Sub-accounts. This option has a cash value that also varies with the investment performance of the Sub-account. The cash value provides a "cushion" from volatile investment performance so that negative investment performance does not automatically result in a decrease in the annuity payment each month, and positive investment performance does not automatically result in an increase in the annuity payment each month. The cushion generally "stabilizes" monthly annuity payments. Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6

Variable Payments for Life with a Cash Value and Guarantee: Under this option, benefits are payable as described in Option 5; except that, while the key life is alive, the annuity payment will not be less than a guaranteed amount, which generally is equal to the first annuity payment. We charge an additional amount for this guarantee. Under this option, any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic payments. Under this option, you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice of the 1st through the 28th day of the month. The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

Variable Annuity Payments

We offer three different types of variable annuity payment options. The first annuity payment will be calculated based upon the assumed investment return ("AIR"). You select the AIR before we start to make annuity payments. You will not receive annuity payments until you choose an AIR. The remaining annuity payments will fluctuate based on the performance of the Sub-accounts relative to the AIR as well as other factors described below. The greater the AIR, the greater the first annuity payment. A higher AIR may result in smaller potential growth in the annuity payments. A lower AIR results in a lower initial annuity payment. Within payment options 1-3, if the Sub-accounts you choose perform exactly the same as the AIR, then subsequent annuity payments will be the same as the first annuity payment. If the Sub-accounts you choose perform better than the AIR, then subsequent annuity payments will be higher than the first. If the Sub-accounts you choose perform worse than the AIR, then subsequent annuity payments will be lower than the first. Within payment options 5 and 6, the cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts relative to the AIR; however, subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

   Options 1-3:

   Under Options 1, 2 and 3, annuity payments are payable for the life of the Annuitant, for a Certain Period, or for the life of the Annuitant and a Certain Period. Annuity payments terminate when the Annuitant dies, the Certain Period chosen ends, or upon the Inheritance Date if a lump sum death benefit is payable.

   Your Account Value on the Annuity Date will be used to purchase Units. We will determine the number of Units based on the Account Value reduced by any applicable premium tax, the length of any Certain Period, the payment option selected, and the Unit Value of the Sub-accounts you initially selected on the Annuity Date. The number of Units also will depend on the Annuitant's age and gender (where permitted by law) if Annuity Payments are due for the life of the Annuitant. Other than to fund Annuity Payments, the number of Units allocated to each Sub-account will not change unless you transfer among the Sub-accounts or make a withdrawal (if allowed).

   We calculate your Annuity Payment Amount on each Monthly Processing Date by multiplying the number of Units scheduled to be redeemed under the Schedule of Units for each Sub-account and multiplying them by the Unit Value of each Sub-account on such date. This calculation is performed for each Sub-account, and the sum of the Sub-account calculations will equal the amount of your Annuity Payment Amount.

   You can select one of three AIRs for these options: 3%, 5% or 7%.

   Options 5 & 6:

   Annuity payment Options 5 and 6 attempt to cushion the Annuity Payment Amount from the immediate impact of Sub-account performance through a "stabilization" process. This means that positive market performance will not always increase the Annuity Payment Amount, and negative market performance will not always decrease the Annuity Payment Amount. The stabilization process adjusts the length of the Inheritance Period while generally maintaining a level Annuity Payment Amount. When values under the Annuity exceed a trigger, then an Adjustment is made to increase the Annuity Payment Amount and decrease the Cash Value and the Inheritance Period. Adjustments do not change the Income Base.

   KEY TERMS

   Adjustment is a change to the benefits that occur if, on an Annuity Payment Date, the Cash Value Trigger is exceeded.

   Annuity Date is the date you choose for annuity payments to commence. A maximum Annuity Date may apply.

   Annuity Factors are factors we apply to determine the Schedule of Units. Annuity Factors reflect assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitants and will depend on the Benchmark Rate, the Inheritance Period, the Annuitant's attained age and where permitted by law, gender.

   Annuity Payment Date is the date each month annuity payments are payable. This date is the same day of the month as the Annuity Date which may be any date chosen by you between the 1st and the 28th day of the month. The Annuity Payment Date may not be changed on or after the Annuity Date.

   Benchmark Rate is an assumed rate of return used in determining the Annuity Factors and the Schedule of Units. The Benchmark Rate for Annuity Option 5 is currently 4%. The Benchmark Rate for Annuity Option 6 is currently 3%. We may use a different rate for different classes of purchasers. The Benchmark Rate is set forth in the supplemental contract material which you receive upon annuitization.

   Cash Value Trigger is an amount we use to determine whether an Adjustment must be made to your Annuity's annuitization values following the Annuity Date. The initial Cash Value Trigger is a percentage of the Account Value on the Annuity Date (generally 85% of such amount), and is always equal to the Cash Value of the contract on the Annuitization Date. We reserve the right to change the Cash Value Trigger at any time.

   Income Base is the value of each allocation to a Sub-account, plus any earnings and any adjustments made based on whether the Annuitant(s) is alive and/or less any losses, distributions, and charges thereon. Income Base is determined separately for each Sub-account, and then totaled to determine the Income Base for your Annuity. The Income Base is always more than the Cash Value.

   Inheritance Date is the date we receive, at our office, due proof satisfactory to us of the Annuitant's death and all other requirements that enable us to make payments for the benefit of a Beneficiary. If there are joint Annuitants, the Inheritance Date refers to the death of the last surviving Annuitant.

   Inheritance Period is a variable period of time during which annuity payments are due whether or not the Annuitant is still alive. The Inheritance Period is represented in months or partial months.

   Schedule of Units is a schedule for each Sub-account of how many Units are expected to fund your annuity payments as of each Annuity Payment Date. The schedule initially is assigned on the Annuity Date and is based on the portion of the Account Value on the Annuity Date you allocate to a Sub-account, the Benchmark Rate, and Annuity Factors. Subsequently, the Schedule of Units is adjusted for transfers, Adjustments, or partial surrenders.

..   Stabilized Variable Payments (Option 5)

   This option provides guaranteed payments for life, a cash value for the Annuitant (while alive) and a variable period of time during which annuity payments will be made whether or not the Annuitant is still alive. We calculate the initial annuity payment amount by multiplying the number of units scheduled to be redeemed under a schedule of units by the Unit Values determined on the Annuity Date. The schedule of units is established for each Sub-account you choose on the Annuity Date based on the applicable benchmark rate, meaning the AIR, and the annuity factors. The annuity factors reflect our assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitant and will depend on the benchmark rate, the annuitant's attained age and gender (where permitted). Unlike variable payments (described above) where each payment can vary based on Sub-account performance, this payment option cushions the immediate impact of Sub-account performance by adjusting the length of the time during which annuity payments will be made whether or not the Annuitant is alive while generally maintaining a level annuity payment amount. Sub-account performance that exceeds a benchmark rate will generally extend this time period, while Sub-account performance that is less than a benchmark rate will generally shorten the period. If the period reaches zero and the Annuitant is still alive, Annuity Payments continue, however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments. The AIR for this option is 4%.

..   Stabilized Variable Payments with a Guaranteed Minimum (Option 6)

   This option provides guaranteed payments for life in the same manner as Stabilized Variable Payments (described above). In addition to the stabilization feature, this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance. The AIR for this option is 3%.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

   HOW ANNUITIZATION WORKS FOR OPTIONS 5 & 6:

   Initial Annuity Payment

   The initial annuity payment amount is calculated based on the Schedule of Units multiplied by the Unit Values on the Annuity Date. We calculate this value upon annuitization and this is the amount payable on the first Annuity Payment Date.

   Subsequent Annuity Payments The amount of subsequent annuity payments are determined one month in advance. On the Annuity Payment Date, based on your current allocations, we calculate the Inheritance Period and the Cash Value. We calculate these initial values as follows:

  . The Inheritance Period is first reduced by one month (because one monthly period has passed) and then increased or decreased to reflect the difference between the value of the Units to be redeemed to fund the stable annuity payment amount and the value of the Units in the Schedule of Units. Generally, if Sub-account performance exceeds the Benchmark Rate, then the Inheritance Period will decrease less than one month, while if Sub-account performance is less than the Benchmark Rate, the Inheritance Period will decrease more than one month. Monthly annuity payment amounts are stabilized while the Inheritance Period absorbs the immediate impact of market volatility.

  . The Cash Value is determined based on the new Inheritance Period and the current Unit Values.

   The next annuity payment amount on each Annuity Payment Date will depend on whether the Inheritance Period is greater than or equal to zero and whether the Cash Value Trigger has been exceeded.

   Inheritance Period Greater Than Zero

   Cash Value Trigger not exceeded

   If the Cash Value Trigger has not been exceeded then we do not make an adjustment. The next annuity payment amount is equal to the then current annuity payment amount. The Inheritance Period and the Cash Value initially calculated above are established. The stabilization process maintains a level annuity payment amount.

   Cash Value Trigger exceeded

   If the Cash Value Trigger has been exceeded then we make an adjustment. The Cash Value of the Annuity is adjusted to be equal to the Cash Value Trigger and the Inheritance Period is decreased. The Schedule of Units is revised to reflect a higher Annuity Payment Amount to be paid on the next Annuity Payment Date. Adjustments do not change the Income Base of the Annuity. The revised annuity payment amount becomes the new stabilized payment amount until there is an adjustment or the Inheritance Period becomes equal to zero.

   Inheritance Period Equal To Zero

   If the Inheritance Period is equal to zero, the Annuity in the annuitization phase does not have any Cash Value. Annuity Payments will continue until the Inheritance Date; however, the annuity payment amount may fluctuate each Annuity Payment Date with changes in Unit Values. The next annuity payment amount is established equal to the number of Units scheduled to be paid under the Schedule of Units multiplied by the current Unit Values.

   If you have selected annuity payment option 6, the Optional Guarantee Feature, the annuity payment amount will not be less than the initial guaranteed annuity payment amount.

   Can I change the Cash Value Trigger?

   Unless you have selected annuity payment option 6, you can adjust the Cash Value Trigger to 25%, 50%, or 75% of the original Cash Value Trigger on any Annuity Payment Date.

   Reducing the Cash Value Trigger increases the likelihood that your annuity payment amount will increase. However, reducing the Cash Value Trigger may also result in using more Units to generate the larger monthly payment. This can also decrease the Inheritance Period more rapidly to support the higher Annuity Payment Amount during periods of poor market performance, which may effect the stability of future annuity payments. Any adjustment to the Cash Value Trigger is permanent although you may continue to decrease the trigger in the future to 25% of the original Cash Value Trigger. If you have selected Annuity Payment Option 6, the Cash Value Trigger is set as of the Issue Date, and may NOT be changed.

   Can you illustrate how annuity payments are made?

   Shown below are examples of annuity payment option 5 under different hypothetical interest rate scenarios for a randomly chosen male and female aged 65 with a 4% Benchmark Rate, and $50,000 Account Value on the Annuity Date. These values are illustrative only and are hypothetical.

                                                     Male Age 65, 4% Benchmark Rate,
                                                  $50,000 Account Value on Annuity Date
             -              ---------------------------------------------------------------------------------
                                       Beginning Year 1                         Beginning Year 5
             -              -------------------------------------- ------------------------------------------
                            Annuity Inheritance                    Annuity Inheritance
                            Payment   Period    Income             Payment   Period
Hypothetical Rate of Return Amount   (months)    Base   Cash Value Amount   (months)   Income Base Cash Value
--------------------------- ------- ----------- ------- ---------- ------- ----------- ----------- ----------
            0%............. $278.96   211.32    $50,000  $42,500   $278.96   132.90     $ 34,857    $24,404
            4%.............  278.96   211.32     50,000   42,500    278.96   156.83       41,916     32,503
            6%.............  278.96   211.32     50,000   42,500    278.96   166.53       45,789     36,713
            8%.............  278.96   211.32     50,000   42,500    278.96   175.13       49,903     41,083
            10%............  278.96   211.32     50,000   42,500    299.05   161.47       53,912     42,500
            12%............  278.96   211.32     50,000   42,500    322.34   142.75       57,988     42,500

                                      Beginning Year 10                        Beginning Year 20
             -              -------------------------------------- ------------------------------------------
                            Annuity Inheritance                    Annuity Inheritance
                            Payment   Period    Income             Payment   Period
Hypothetical Rate of Return Amount   (months)    Base   Cash Value Amount   (months)   Income Base Cash Value
--------------------------- ------- ----------- ------- ---------- ------- ----------- ----------- ----------
            0%............. $175.01     0.00    $21,173  $     0   $104.26     0.00     $  8,332    $     0
            4%.............  278.96    65.92     31,224   14,753    219.83     0.00       17,567          0
            6%.............  278.96   118.14     39,816   28,948    278.96    44.25       26,839     12,990
            8%.............  278.96   152.19     50,118   41,912    322.81   108.15       49,512     42,500
            10%............  355.11   115.47     59,303   42,500    555.16    61.30       68,412     42,500
            12%............  421.98    89.98     70,418   42,500    888.48    37.19      101,564     42,500

                                                    Female Age 65, 4% Benchmark Rate,
                                                  $50,000 Account Value of Annuity Date
             -              ---------------------------------------------------------------------------------
                                       Beginning Year 1                         Beginning Year 5
             -              -------------------------------------- ------------------------------------------
                            Annuity Inheritance                    Annuity Inheritance
                            Payment   Period    Income             Payment   Period
Hypothetical Rate of Return Amount   (months)    Base   Cash Value Amount   (months)   Income Base Cash Value
--------------------------- ------- ----------- ------- ---------- ------- ----------- ----------- ----------
            0%............. $258.24   236.78    $50,000  $42,500   $258.24   144.79     $ 35,656    $24,173
            4%.............  258.24   236.78     50,000   42,500    258.24   179.86       42,775     33,347
            6%.............  258.24   236.78     50,000   42,500    258.24   193.11       46,680     37,896
            8%.............  258.24   236.78     50,000   42,500    258.54   204.14       50,826     42,500
            10%............  258.24   236.78     50,000   42,500    279.62   178.24       54,810     42,500
            12%............  258.24   236.78     50,000   42,500    296.48   158.15       59,069     42,500

                                      Beginning Year 10                        Beginning Year 20
             -              -------------------------------------- ------------------------------------------
                            Annuity Inheritance                    Annuity Inheritance
                            Payment   Period    Income             Payment   Period
Hypothetical Rate of Return Amount   (months)    Base   Cash Value Amount   (months)   Income Base Cash Value
--------------------------- ------- ----------- ------- ---------- ------- ----------- ----------- ----------
            0%............. $162.01     0.00    $22,625  $     0   $ 96.51     0.00     $  8,891    $     0
            4%.............  258.24    76.04     32,961   15,506    203.50     0.00       18,747          0
            6%.............  258.24   147.89     41,792   32,064    258.24    74.90       29,798     19,391
            8%.............  278.90   166.58     51,796   42,500    327.20   114.71       50,840     42,500
            10%............  335.80   125.86     61,417   42,500    544.61    65.36       72,073     42,500
            12%............  390.12    98.61     73,317   42,500    841.11    40.11      107,597     42,500

Below are examples of annuity payment option 6 under different hypothetical interest rate scenarios for a randomly chosen male and female aged 65 with a 3% Benchmark Rate, and a $50,000 Account Value on Annuity Date. These values are illustrative only and are hypothetical.

                                                     Male Age 65, 3% Benchmark Rate,
                                                  $50,000 Account Value on Annuity Date
             -              ---------------------------------------------------------------------------------
                                       Beginning Year 1                         Beginning Year 5
             -              -------------------------------------- ------------------------------------------
                            Annuity Inheritance                    Annuity Inheritance
                            Payment   Period    Income             Payment   Period
Hypothetical Rate of Return Amount   (months)    Base   Cash Value Amount   (months)   Income Base Cash Value
--------------------------- ------- ----------- ------- ---------- ------- ----------- ----------- ----------
            0%............. $249.37   221.37    $50,000  $42,500   $249.37   148.67      $34,550    $25,151
            4%.............  249.37   221.37     50,000   42,500    249.37   167.89       41,435     32,509
            6%.............  249.37   221.37     50,000   42,500    249.37   175.80       45,210     36,410
            8%.............  249.37   221.37     50,000   42,500    249.37   182.87       49,219     40,492
            10%............  249.37   221.37     50,000   42,500    264.57   173.21       53,211     42,500
            12%............  249.37   221.37     50,000   42,500    287.28   153.60       57,176     42,500

                                      Beginning Year 10                        Beginning Year 20
             -              -------------------------------------- ------------------------------------------
                            Annuity Inheritance                    Annuity Inheritance
                            Payment   Period    Income             Payment   Period
Hypothetical Rate of Return Amount   (months)    Base   Cash Value Amount   (months)   Income Base Cash Value
--------------------------- ------- ----------- ------- ---------- ------- ----------- ----------- ----------
            0%............. $249.37     0.00    $20,319  $     0   $249.37     0.00      $ 7,773    $     0
            4%.............  249.37    82.08     30,483   16,461    249.37     0.00       16,400          0
            6%.............  249.37   124.93     38,634   28,285    249.37    44.13       25,015     11,687
            8%.............  249.37   154.02     48,349   39,902    249.37   121.50       47,150     41,888
            10%............  309.45   126.69     57,540   42,500    469.02    69.38       64,353     42,500
            12%............  370.41    99.14     68,044   42,500    757.89    42.21       94,439     42,500

                                                  Female Age 65, 3% Benchmark Rate,
                                                $50,000 Account Value on Annuity Date
                            -----------------------------------------------------------------------------
                                       Beginning Year 1                       Beginning Year 5
             -              -------------------------------------- --------------------------------------
                            Annuity Inheritance                    Annuity Inheritance
                            Payment   Period    Income             Payment   Period    Income
Hypothetical Rate of Return Amount   (months)    Base   Cash Value Amount   (months)    Base   Cash Value
--------------------------- ------- ----------- ------- ---------- ------- ----------- ------- ----------
            0%............. $228.98   248.47    $50,000  $42,500   $228.98   166.84    $35,323  $25,380
            4%.............  228.98   248.47     50,000   42,500    228.98   193.27     42,265   33,383
            6%.............  228.98   248.47     50,000   42,500    228.98   203.62     46,069   37,519
            8%.............  228.98   248.47     50,000   42,500    228.98   212.65     50,108   41,803
            10%............  228.98   248.47     50,000   42,500    246.35   191.81     54,055   42,500
            12%............  228.98   248.47     50,000   42,500    262.61   170.89     58,198   42,500

                                      Beginning Year 10                      Beginning Year 20
             -              -------------------------------------- --------------------------------------
                            Annuity Inheritance                    Annuity Inheritance
                            Payment   Period    Income             Payment   Period    Income
Hypothetical Rate of Return Amount   (months)    Base   Cash Value Amount   (months)    Base   Cash Value
--------------------------- ------- ----------- ------- ---------- ------- ----------- ------- ----------
            0%............. $228.98     0.00    $21,726  $     0   $228.98     0.00    $ 8,275  $     0
            4%.............  228.98    99.00     32,143   17,870    228.98     0.00     17,460        0
            6%.............  228.98   154.84     40,498   31,093    228.98    74.08     27,657   17,376
            8%.............  236.22   183.14     50,351   42,500    267.55   130.23     48,732   42,500
            10%............  291.75   138.73     59,441   42,500    459.19    74.40     67,427   42,500
            12%............  340.24   109.31     70,699   42,500    713.90    45.82     99,672   42,500

WHAT HAPPENS WHEN THE ANNUITANT DIES?

As of the Inheritance Date, if an Inheritance Period exists and was never zero at any time between the death of the last surviving Annuitant and the Inheritance Date, we will make Annuity Payments to the Beneficiary for the remainder of the Inheritance Period. As an alternative, a lump sum can be paid to the Beneficiary. There is no guarantee that there will be any Inheritance Period after the date of death, which means there may be no amount due for the Beneficiary. If there is no Inheritance Period as of the Inheritance Date, the Annuity terminates.

For Payment Options 1, 2 and 3 if the Annuitant dies before the Annuity Date, the Annuity will end and the Cash Value will be payable as settlement to the Beneficiary(s) after we have received all of our requirements to make settlement.

If the Annuity is used in connection with a tax qualified retirement plan or qualified contract (including individual retirement annuities), the beneficiary may only be entitled to a lump sum distribution after the death of the last surviving Annuitant or the period over which Annuity Payments can be paid may be shortened.

WHEN DO ANNUITY PAYMENTS FOR A BENEFICIARY START?

If annuity payments are to be paid to a Beneficiary, annuity payments will begin as of the next Annuity Payment Date, or the Cash Value can then be paid. No amounts are payable to a Beneficiary until the death of the last surviving Annuitant. Evidence satisfactory to us of the death of all Annuitants must be provided before any amount becomes payable to a Beneficiary.

EXPERTS


The consolidated financial statements of American Skandia Life Assurance Corporation as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 and the financial statements of the American Skandia Life Assurance Corporation Variable Account B as of December 31, 2005 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


LEGAL EXPERTS

Counsel for American Skandia Life Assurance Corporation has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

FINANCIAL STATEMENTS

American Skandia Life Assurance Corporation

American Skandia Life Assurance Corporation Variable Account B


The statements which follow in Appendix B are those of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2005 and for the years ended December 31, 2005 and 2004. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.


INCORPORATION BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.


We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia - Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at customerservice@prudential.com.

Appendix A - DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of a fund by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.


As we have indicated in the prospectuses, American Skandia APEX II and Optimum Four are contracts that allow you to select or decline any of several benefit options that carry with it a specific asset based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2005. Here, we set out unit values corresponding to the remaining unit values.


The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Are the Investment Objectives and Polices of the Portfolio?" in the prospectus.

APEX II - Statement of Additional Information


Sub-account                                                                            2005    2004 2003 2002
-----------                                                                         ---------- ---- ---- ----
AST Aggressive Asset Allocation Portfolio
   With any one of GRO Plus, EBP or HAV............................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.00  --   --   --
   Number of Units.................................................................  1,049,203  --   --   --
   With GMWB.......................................................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $     9.99  --   --   --
   Number of Units.................................................................    111,044  --   --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.........
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $     9.99  --   --   --
   Number of Units.................................................................     36,074  --   --   --
   With LT5 or with any one of EBP or HAV and GMWB.................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $     9.99  --   --   --
   Number of Units.................................................................      1,583  --   --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus........................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $     9.99  --   --   --
   Number of Units.................................................................     25,430  --   --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or
     HDV and GMWB..................................................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $     9.99  --   --   --
   Number of Units.................................................................         --  --   --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP......
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $     9.99  --   --   --
   Number of Units.................................................................         --  --   --   --

AST Capital Growth Asset Allocation Portfolio
   With any one of GRO Plus, EBP or HAV............................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.01  --   --   --
   Number of Units.................................................................  4,889,286  --   --   --
   With GMWB.......................................................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.00  --   --   --
   Number of Units.................................................................    383,419  --   --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.........
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.00  --   --   --
   Number of Units.................................................................    699,752  --   --   --
   With LT5 or with any one of EBP or HAV and GMWB.................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.00  --   --   --
   Number of Units.................................................................  5,254,502  --   --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus........................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.00  --   --   --
   Number of Units.................................................................     16,971  --   --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or
     HDV and GMWB..................................................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.00  --   --   --
   Number of Units.................................................................  1,368,847  --   --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP......
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.00  --   --   --
   Number of Units.................................................................  1,248,277  --   --   --

AST Balanced Asset Allocation Portfolio
   With any one of GRO Plus, EBP or HAV............................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.02  --   --   --
   Number of Units.................................................................  3,947,078  --   --   --
   With GMWB.......................................................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.01  --   --   --
   Number of Units.................................................................    312,604  --   --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.........
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.01  --   --   --
   Number of Units.................................................................  1,490,936  --   --   --
   With LT5 or with any one of EBP or HAV and GMWB.................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.01  --   --   --
   Number of Units.................................................................  4,054,792  --   --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus........................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.01  --   --   --
   Number of Units.................................................................    163,627  --   --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or
     HDV and GMWB..................................................................
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.01  --   --   --
   Number of Units.................................................................    769,273  --   --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP......
   BOP Unit Value..................................................................         --  --   --
   EOP Unit Value.................................................................. $    10.01  --   --   --
   Number of Units.................................................................    749,654  --   --   --

Sub-account                                                                2005       2004      2003    2002
-----------                                                             ---------- ---------- -------- ------
AST Conservative Asset Allocation Portfolio
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.03         --       --     --
   Number of Units.....................................................    848,017         --       --     --
   With GMWB...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.02         --       --     --
   Number of Units.....................................................    159,724         --       --     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.02         --       --     --
   Number of Units.....................................................     69,241         --       --     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.02         --       --     --
   Number of Units.....................................................  1,320,556         --       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.02         --       --     --
   Number of Units.....................................................     13,140         --       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.02         --       --     --
   Number of Units.....................................................     70,575         --       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.02         --       --     --
   Number of Units.....................................................    104,850         --       --     --

AST Preservation Asset Allocation Portfolio
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.04         --       --     --
   Number of Units.....................................................    185,386         --       --     --
   With GMWB...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.03         --       --     --
   Number of Units.....................................................      5,527         --       --     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.03         --       --     --
   Number of Units.....................................................      3,928         --       --     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.03         --       --     --
   Number of Units.....................................................    318,272         --       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.03         --       --     --
   Number of Units.....................................................         --         --       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.03         --       --     --
   Number of Units.....................................................     21,006         --       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.03         --       --     --
   Number of Units.....................................................     18,697         --       --     --

AST JP Morgan International Equity
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    14.65 $    12.75 $   9.95
   EOP Unit Value...................................................... $    15.96 $    14.65 $  12.75   9.95
   Number of Units.....................................................  3,524,141  2,064,681  936,678 90,759
   With GMWB...........................................................
   BOP Unit Value...................................................... $    14.62 $    12.74       --
   EOP Unit Value...................................................... $    15.90 $    14.62 $  12.74     --
   Number of Units.....................................................    411,852    217,166   17,098     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    14.57 $    12.72 $   9.95
   EOP Unit Value...................................................... $    15.83 $    14.57 $  12.72   9.95
   Number of Units.....................................................    560,887    284,319  141,470  6,047
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     7.86 $     6.87       --
   EOP Unit Value...................................................... $     8.54 $     7.86 $   6.87     --
   Number of Units.....................................................  1,664,852    428,765  400,112     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    14.49 $    12.68       --
   EOP Unit Value...................................................... $    15.70 $    14.49 $  12.68     --
   Number of Units.....................................................    109,652     38,292   13,590     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    12.32         --       --
   EOP Unit Value...................................................... $    13.34 $    12.32       --     --
   Number of Units.....................................................    106,225     20,718       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.56         --       --     --
   Number of Units.....................................................    199,618         --       --     --

Sub-account                                                                2005        2004        2003     2002
-----------                                                             ----------- ----------- ---------- ------
AST William Blair International Growth (1997)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     15.21 $     13.35 $     9.72
   EOP Unit Value...................................................... $     17.40 $     15.21 $    13.35   9.72
   Number of Units.....................................................  18,939,826  15,481,627  6,498,151 78,368
   With GMWB...........................................................
   BOP Unit Value...................................................... $     15.18 $     13.34         --
   EOP Unit Value...................................................... $     17.34 $     15.18 $    13.34     --
   Number of Units.....................................................   2,117,272   1,821,923    103,740     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     15.13 $     13.32 $     9.71
   EOP Unit Value...................................................... $     17.26 $     15.13 $    13.32   9.71
   Number of Units.....................................................   3,615,924   2,722,552  1,009,679  5,178
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     15.74 $     13.86         --
   EOP Unit Value...................................................... $     17.93 $     15.74 $    13.86     --
   Number of Units.....................................................   8,655,832     545,075     29,434     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     15.05 $     13.28         --
   EOP Unit Value...................................................... $     17.12 $     15.05 $    13.28     --
   Number of Units.....................................................     679,350     325,809     32,626     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.94          --         --
   EOP Unit Value...................................................... $     13.57 $     11.94         --     --
   Number of Units.....................................................   1,293,920     135,829         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     11.18          --         --     --
   Number of Units.....................................................   3,223,932          --         --     --

AST LSV International Value
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     15.27 $     12.86 $     9.79
   EOP Unit Value...................................................... $     17.04 $     15.27 $    12.86   9.79
   Number of Units.....................................................   1,137,254     810,108    368,945 22,770
   With GMWB...........................................................
   BOP Unit Value...................................................... $     15.24 $     12.85         --
   EOP Unit Value...................................................... $     16.98 $     15.24 $    12.85     --
   Number of Units.....................................................     151,571      69,494      5,504     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     15.19 $     12.82         --
   EOP Unit Value...................................................... $     16.90 $     15.19 $    12.82     --
   Number of Units.....................................................     223,825     119,845     24,374     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $      6.69 $      5.65         --
   EOP Unit Value...................................................... $      7.43 $      6.69 $     5.65     --
   Number of Units.....................................................     487,950     122,795     72,406     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     15.11 $     12.79         --
   EOP Unit Value...................................................... $     16.77 $     15.11 $    12.79     --
   Number of Units.....................................................      38,769      16,366      1,767     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     12.70          --         --
   EOP Unit Value...................................................... $     14.09 $     12.70         --     --
   Number of Units.....................................................      43,459       5,736         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     10.61          --         --     --
   Number of Units.....................................................      73,916          --         --     --

AST MFS Global Equity (1999)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     14.29 $     12.31 $     9.87
   EOP Unit Value...................................................... $     15.08 $     14.29 $    12.31   9.87
   Number of Units.....................................................   1,417,478   1,897,254    916,888 32,306
   With GMWB...........................................................
   BOP Unit Value...................................................... $     14.26 $     12.29         --
   EOP Unit Value...................................................... $     15.04 $     14.26 $    12.29     --
   Number of Units.....................................................     185,240      98,046      4,306     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     14.22 $     12.27         --
   EOP Unit Value...................................................... $     14.97 $     14.22 $    12.27     --
   Number of Units.....................................................     367,056     219,580     62,490     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     10.48 $      9.06         --
   EOP Unit Value...................................................... $     11.02 $     10.48 $     9.06     --
   Number of Units.....................................................     282,357     273,401    308,725     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     14.14 $     12.24         --
   EOP Unit Value...................................................... $     14.85 $     14.14 $    12.24     --
   Number of Units.....................................................      56,909      26,943      6,069     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     12.40          --         --
   EOP Unit Value...................................................... $     13.01 $     12.40         --     --
   Number of Units.....................................................      13,204       5,188         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     10.38          --         --     --
   Number of Units.....................................................       5,972          --         --     --

Sub-account                                                                2005       2004       2003     2002
-----------                                                             ---------- ---------- ---------- ------
AST Small-Cap Growth
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    12.33 $    13.50 $     9.48
   EOP Unit Value...................................................... $    12.27 $    12.33 $    13.50   9.48
   Number of Units.....................................................  1,188,973  1,200,247  1,059,046 47,261
   With GMWB...........................................................
   BOP Unit Value...................................................... $    12.30 $    13.49         --
   EOP Unit Value...................................................... $    12.23 $    12.30 $    13.49     --
   Number of Units.....................................................    105,281    113,913      9,676     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    12.26 $    13.46 $     9.47
   EOP Unit Value...................................................... $    12.18 $    12.26 $    13.46   9.47
   Number of Units.....................................................    174,641    136,313    138,936  6,595
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    15.30 $    16.82         --
   EOP Unit Value...................................................... $    15.18 $    15.30 $    16.82     --
   Number of Units.....................................................    148,854     67,370     64,850     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    12.19 $    13.43         --
   EOP Unit Value...................................................... $    12.08 $    12.19 $    13.43     --
   Number of Units.....................................................     34,896     23,253      4,691     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $     9.32         --         --
   EOP Unit Value...................................................... $     9.23 $     9.32         --     --
   Number of Units.....................................................     24,623      1,043         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    10.34         --         --     --
   Number of Units.....................................................     35,838         --         --     --

AST DeAM Small-Cap Growth (1999)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    15.10 $    14.06 $     9.71
   EOP Unit Value...................................................... $    14.87 $    15.10 $    14.06   9.71
   Number of Units.....................................................    775,839    779,045    480,221 12,122
   With GMWB...........................................................
   BOP Unit Value...................................................... $    15.07 $    14.05         --
   EOP Unit Value...................................................... $    14.82 $    15.07 $    14.05     --
   Number of Units.....................................................     76,370     56,414      1,850     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    15.02 $    14.02 $     9.71
   EOP Unit Value...................................................... $    14.75 $    15.02 $    14.02   9.71
   Number of Units.....................................................    154,505    192,105     89,708  1,728
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     7.07 $     6.61         --
   EOP Unit Value...................................................... $     6.94 $     7.07 $     6.61     --
   Number of Units.....................................................    127,712    129,475    131,605     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    14.94 $    13.98         --
   EOP Unit Value...................................................... $    14.63 $    14.94 $    13.98     --
   Number of Units.....................................................     28,322     18,825      3,753     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    11.03         --         --
   EOP Unit Value...................................................... $    10.79 $    11.03         --     --
   Number of Units.....................................................      7,166      3,398         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    10.22         --         --     --
   Number of Units.....................................................        684         --         --     --

AST Federated Aggressive Growth (2000)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    19.79 $    16.40 $     9.86
   EOP Unit Value...................................................... $    21.25 $    19.79 $    16.40   9.86
   Number of Units.....................................................  6,965,261  5,192,694  2,615,505 63,097
   With GMWB...........................................................
   BOP Unit Value...................................................... $    19.75 $    16.38         --
   EOP Unit Value...................................................... $    21.18 $    19.75 $    16.38     --
   Number of Units.....................................................    675,624    562,771     37,078     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    19.69 $    16.35 $     9.86
   EOP Unit Value...................................................... $    21.08 $    19.69 $    16.35   9.86
   Number of Units.....................................................  1,270,137    808,007    362,906  4,107
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     9.70 $     8.06         --
   EOP Unit Value...................................................... $    10.38 $     9.70 $     8.06     --
   Number of Units.....................................................  5,867,755    324,340     79,226     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    19.58 $    16.30         --
   EOP Unit Value...................................................... $    20.92 $    19.58 $    16.30     --
   Number of Units.....................................................    227,163     95,514     20,181     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    12.64         --         --
   EOP Unit Value...................................................... $    13.49 $    12.64         --     --
   Number of Units.....................................................    565,771     53,866         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    10.86         --         --     --
   Number of Units.....................................................  1,308,596         --         --     --

Sub-account                                                                2005        2004        2003     2002
-----------                                                             ----------- ----------- ---------- -------
AST Goldman Sachs Small-Cap Value (1997)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     16.47 $     13.97 $    10.09
   EOP Unit Value...................................................... $     16.96 $     16.47 $    13.97   10.09
   Number of Units.....................................................     225,716     222,905    102,500     624
   With GMWB...........................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     16.91          --         --      --
   Number of Units.....................................................          --          --         --      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     16.83          --         --      --
   Number of Units.....................................................          --          --         --      --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     19.58 $     16.67         --
   EOP Unit Value...................................................... $     20.09 $     19.58 $    16.67      --
   Number of Units.....................................................      59,682      61,521     73,852      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     16.69          --         --      --
   Number of Units.....................................................         160          --         --      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     12.98          --         --      --
   Number of Units.....................................................          --          --         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     10.46          --         --      --
   Number of Units.....................................................         146          --         --      --

AST Small-Cap Value (1997)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     15.34 $     13.43 $    10.08
   EOP Unit Value...................................................... $     16.05 $     15.34 $    13.43   10.08
   Number of Units.....................................................  12,956,155  10,169,483  5,824,200 209,790
   With GMWB...........................................................
   BOP Unit Value...................................................... $     15.31 $     13.41         --
   EOP Unit Value...................................................... $     16.00 $     15.31 $    13.41      --
   Number of Units.....................................................   1,367,354   1,007,926    100,155      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     15.26 $     13.39 $    10.08
   EOP Unit Value...................................................... $     15.92 $     15.26 $    13.39   10.08
   Number of Units.....................................................   2,449,572   1,690,870    767,455  17,411
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     15.87 $     13.95         --
   EOP Unit Value...................................................... $     16.55 $     15.87 $    13.95      --
   Number of Units.....................................................   4,687,842     465,784    275,971      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     15.17 $     13.35         --
   EOP Unit Value...................................................... $     15.80 $     15.17 $    13.35      --
   Number of Units.....................................................     417,155     166,852     34,978      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     12.11          --         --
   EOP Unit Value...................................................... $     12.59 $     12.11         --      --
   Number of Units.....................................................     705,873      91,011         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     10.55          --         --      --
   Number of Units.....................................................   1,620,165          --         --      --

AST DeAM Small-Cap Value (2002)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     17.00 $     14.19 $    10.08
   EOP Unit Value...................................................... $     16.87 $     17.00 $    14.19   10.08
   Number of Units.....................................................   1,206,635   1,054,696    434,509  11,686
   With GMWB...........................................................
   BOP Unit Value...................................................... $     16.96 $     14.17         --
   EOP Unit Value...................................................... $     16.82 $     16.96 $    14.17      --
   Number of Units.....................................................     245,002     236,402     10,756      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     16.90 $     14.15 $    10.08
   EOP Unit Value...................................................... $     16.74 $     16.90 $    14.15   10.08
   Number of Units.....................................................     335,310     213,632     70,597   5,211
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     12.78 $     10.70         --
   EOP Unit Value...................................................... $     12.64 $     12.78 $    10.70      --
   Number of Units.....................................................      85,476      63,057     22,847      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     16.81 $     14.11         --
   EOP Unit Value...................................................... $     16.61 $     16.81 $    14.11      --
   Number of Units.....................................................      29,832      14,277        879      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     12.71          --         --
   EOP Unit Value...................................................... $     12.54 $     12.71         --      --
   Number of Units.....................................................      12,111         634         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $      9.93          --         --      --
   Number of Units.....................................................       5,438          --         --      --

Sub-account                                                                2005        2004       2003     2002
-----------                                                             ----------- ---------- ---------- -------
AST Goldman Sachs Mid-Cap Growth (2000)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     14.55 $    12.75 $     9.87
   EOP Unit Value...................................................... $     14.95 $    14.55 $    12.75    9.87
   Number of Units.....................................................   6,665,807  5,139,643  2,379,820  66,279
   With GMWB...........................................................
   BOP Unit Value...................................................... $     14.52 $    12.73         --
   EOP Unit Value...................................................... $     14.91 $    14.52 $    12.73      --
   Number of Units.....................................................     701,854    516,261     37,400      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     14.47 $    12.71 $     9.87
   EOP Unit Value...................................................... $     14.84 $    14.47 $    12.71    9.87
   Number of Units.....................................................   1,394,968    994,493    365,115   2,488
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $      4.24 $     3.73         --
   EOP Unit Value...................................................... $      4.34 $     4.24 $     3.73      --
   Number of Units.....................................................   8,890,703    457,010    175,708      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     14.39 $    12.68         --
   EOP Unit Value...................................................... $     14.72 $    14.39 $    12.68      --
   Number of Units.....................................................     279,699    124,672     12,201      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.91         --         --
   EOP Unit Value...................................................... $     12.17 $    11.91         --      --
   Number of Units.....................................................     369,860     33,665         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --         --         --
   EOP Unit Value...................................................... $     10.48         --         --      --
   Number of Units.....................................................     817,665         --         --      --

AST Neuberger Berman Mid-Cap Growth (1994)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     13.87 $    12.18 $     9.51
   EOP Unit Value...................................................... $     15.44 $    13.87 $    12.18    9.51
   Number of Units.....................................................   4,381,841  2,211,800  1,089,649  44,760
   With GMWB...........................................................
   BOP Unit Value...................................................... $     13.84 $    12.17         --
   EOP Unit Value...................................................... $     15.40 $    13.84 $    12.17      --
   Number of Units.....................................................     330,873    153,923     16,702      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     13.80 $    12.15 $     9.51
   EOP Unit Value...................................................... $     15.32 $    13.80 $    12.15    9.51
   Number of Units.....................................................     759,608    377,548     96,879   1,311
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $      6.81 $     6.01         --
   EOP Unit Value...................................................... $      7.56 $     6.81 $     6.01      --
   Number of Units.....................................................     472,930    369,234    294,816      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     13.72 $    12.11         --
   EOP Unit Value...................................................... $     15.20 $    13.72 $    12.11      --
   Number of Units.....................................................     107,424     38,051      5,407      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.70         --         --
   EOP Unit Value...................................................... $     12.95 $    11.70         --      --
   Number of Units.....................................................      41,730     18,225         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --         --         --
   EOP Unit Value...................................................... $     11.23         --         --      --
   Number of Units.....................................................       1,405         --         --      --

AST Neuberger Berman Mid-Cap Value (1993)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     16.08 $    13.34 $     9.98
   EOP Unit Value...................................................... $     17.68 $    16.08 $    13.34    9.98
   Number of Units.....................................................  11,873,660  9,335,288  4,786,623 163,415
   With GMWB...........................................................
   BOP Unit Value...................................................... $     16.04 $    13.33         --
   EOP Unit Value...................................................... $     17.62 $    16.04 $    13.33      --
   Number of Units.....................................................   1,232,726    937,314     87,253      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     15.99 $    13.31 $     9.97
   EOP Unit Value...................................................... $     17.54 $    15.99 $    13.31    9.97
   Number of Units.....................................................   2,280,094  1,457,788    610,598  10,745
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     15.99 $    13.32         --
   EOP Unit Value...................................................... $     17.52 $    15.99 $    13.32      --
   Number of Units.....................................................   3,716,512    537,445    370,965      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     15.91 $    13.27         --
   EOP Unit Value...................................................... $     17.40 $    15.91 $    13.27      --
   Number of Units.....................................................     325,520    154,749     21,843      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     12.97         --         --
   EOP Unit Value...................................................... $     14.18 $    12.97         --      --
   Number of Units.....................................................     576,055     95,076         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --         --         --
   EOP Unit Value...................................................... $     10.78         --         --      --
   Number of Units.....................................................   1,285,713         --         --      --

Sub-account                                                                2005       2004      2003    2002
-----------                                                             ---------- ---------- -------- ------
AST Alger All-Cap Growth (2000)
(merged into AST Neuberger Berman Mid-Cap Growth)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    13.25 $    12.45 $   9.36
   EOP Unit Value...................................................... $    15.17 $    13.25 $  12.45   9.36
   Number of Units.....................................................      3,220    715,598  636,548  6,409
   With GMWB...........................................................
   BOP Unit Value...................................................... $    13.22 $    12.43       --
   EOP Unit Value...................................................... $    15.12 $    13.22 $  12.43     --
   Number of Units.....................................................         --    119,566   10,356     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    13.17 $    12.41 $   9.36
   EOP Unit Value...................................................... $    15.05 $    13.17 $  12.41   9.36
   Number of Units.....................................................        858    141,575  106,376  3,466
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     6.19 $     5.84       --
   EOP Unit Value...................................................... $     7.07 $     6.19 $   5.84     --
   Number of Units.....................................................         --    107,188   87,326     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    13.10 $    12.38       --
   EOP Unit Value...................................................... $    14.93 $    13.10 $  12.38     --
   Number of Units.....................................................         --     22,732    4,810     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    10.73         --       --
   EOP Unit Value...................................................... $    12.22 $    10.73       --     --
   Number of Units.....................................................         --      6,346       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    11.61         --       --     --
   Number of Units.....................................................         --         --       --     --

AST Mid-Cap Value (2000)
(formerly AST Gabelli All-Cap Value)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    15.14 $    13.38 $  10.04
   EOP Unit Value...................................................... $    15.66 $    15.14 $  13.38  10.04
   Number of Units.....................................................  1,028,351  1,071,978  727,500 28,449
   With GMWB...........................................................
   BOP Unit Value...................................................... $    15.11 $    13.37       --
   EOP Unit Value...................................................... $    15.61 $    15.11 $  13.37     --
   Number of Units.....................................................    156,240    116,474   12,627     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    15.06 $    13.35 $  10.04
   EOP Unit Value...................................................... $    15.54 $    15.06 $  13.35  10.04
   Number of Units.....................................................    260,885    256,671  127,279     88
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    11.15 $     9.89       --
   EOP Unit Value...................................................... $    11.49 $    11.15 $   9.89     --
   Number of Units.....................................................    187,691    194,765  166,080     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    14.98 $    13.31       --
   EOP Unit Value...................................................... $    15.41 $    14.98 $  13.31     --
   Number of Units.....................................................     18,056      8,849    1,455     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    12.11         --       --
   EOP Unit Value...................................................... $    12.45 $    12.11       --     --
   Number of Units.....................................................     10,096      7,555       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.26         --       --     --
   Number of Units.....................................................         --         --       --     --

AST T. Rowe Price Natural Resources (1995)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    17.60 $    13.67 $  10.44
   EOP Unit Value...................................................... $    22.69 $    17.60 $  13.67  10.44
   Number of Units.....................................................  1,968,637  1,025,462  433,891  7,378
   With GMWB...........................................................
   BOP Unit Value...................................................... $    17.56 $    13.66       --
   EOP Unit Value...................................................... $    22.61 $    17.56 $  13.66     --
   Number of Units.....................................................    291,124    172,186   24,634     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    17.50 $    13.63 $  10.44
   EOP Unit Value...................................................... $    22.51 $    17.50 $  13.63  10.44
   Number of Units.....................................................    402,903    158,672   77,245  5,472
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    14.40 $    11.23       --
   EOP Unit Value...................................................... $    18.50 $    14.40 $  11.23     --
   Number of Units.....................................................     68,831     41,428    6,747     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    17.41 $    13.60
   EOP Unit Value...................................................... $    22.33 $    17.41 $  13.60
   Number of Units.....................................................     78,875     37,779    1,035
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    14.36         --       --
   EOP Unit Value...................................................... $    18.40 $    14.36       --     --
   Number of Units.....................................................     42,480     13,775       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    11.63         --       --     --
   Number of Units.....................................................         --         --       --     --

Sub-account                                                                2005        2004        2003      2002
-----------                                                             ----------- ----------- ----------- -------
AST T. Rowe Price Large-Cap Growth
(formerly AST AllianceBernstein Large-Cap Growth)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     11.76 $     11.34 $      9.34
   EOP Unit Value...................................................... $     13.43 $     11.76 $     11.34    9.34
   Number of Units.....................................................   1,822,385   1,189,655     717,430  31,105
   With GMWB...........................................................
   BOP Unit Value...................................................... $     11.73 $     11.32          --
   EOP Unit Value...................................................... $     13.39 $     11.73 $     11.32      --
   Number of Units.....................................................     179,576      84,417       2,206      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     11.70 $     11.30 $      9.34
   EOP Unit Value...................................................... $     13.32 $     11.70 $     11.30    9.34
   Number of Units.....................................................     386,909     297,369     114,477   3,975
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $      5.91 $      5.72          --
   EOP Unit Value...................................................... $      6.73 $      5.91 $      5.72      --
   Number of Units.....................................................     309,011     307,367     267,109      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     11.63 $     11.27          --
   EOP Unit Value...................................................... $     13.22 $     11.63 $     11.27      --
   Number of Units.....................................................      41,142      15,562       8,067      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     10.57          --          --
   EOP Unit Value...................................................... $     12.00 $     10.57          --      --
   Number of Units.....................................................      16,120       4,945          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     12.01          --          --      --
   Number of Units.....................................................          --          --          --      --

AST MFS Growth (1999)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     12.39 $     11.41 $      9.47
   EOP Unit Value...................................................... $     12.93 $     12.39 $     11.41    9.47
   Number of Units.....................................................   4,272,543   2,897,175   2,222,614 134,574
   With GMWB...........................................................
   BOP Unit Value...................................................... $     12.37 $     11.40          --
   EOP Unit Value...................................................... $     12.89 $     12.37 $     11.40      --
   Number of Units.....................................................     553,235     304,760      18,900      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     12.33 $     11.38 $      9.46
   EOP Unit Value...................................................... $     12.82 $     12.33 $     11.38    9.46
   Number of Units.....................................................     826,301     442,758     207,063   2,437
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $      6.72 $      6.21          --
   EOP Unit Value...................................................... $      6.98 $      6.72 $      6.21      --
   Number of Units.....................................................   3,719,319     387,463     262,995      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     12.26 $     11.35          --
   EOP Unit Value...................................................... $     12.72 $     12.26 $     11.35      --
   Number of Units.....................................................     212,707      52,718      10,550      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.00          --          --
   EOP Unit Value...................................................... $     11.41 $     11.00          --      --
   Number of Units.....................................................     282,113      33,939          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.66          --          --      --
   Number of Units.....................................................     517,290          --          --      --

AST Marsico Capital Growth (1997)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     13.95 $     12.30 $      9.51
   EOP Unit Value...................................................... $     14.62 $     13.95 $     12.30    9.51
   Number of Units.....................................................  41,075,737  30,793,077  14,975,841 457,013
   With GMWB...........................................................
   BOP Unit Value...................................................... $     13.92 $     12.28          --
   EOP Unit Value...................................................... $     14.58 $     13.92 $     12.28      --
   Number of Units.....................................................   4,378,768   3,136,818     215,988      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     13.88 $     12.26 $      9.51
   EOP Unit Value...................................................... $     14.51 $     13.88 $     12.26    9.51
   Number of Units.....................................................   7,428,911   4,692,895   2,031,583  30,465
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $      9.22 $      8.16          --
   EOP Unit Value...................................................... $      9.63 $      9.22 $      8.16      --
   Number of Units.....................................................  29,347,496   2,016,277     925,591      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     13.80 $     12.23          --
   EOP Unit Value...................................................... $     14.39 $     13.80 $     12.23      --
   Number of Units.....................................................   1,322,889     578,919      70,776      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.61          --          --
   EOP Unit Value...................................................... $     12.09 $     11.61          --      --
   Number of Units.....................................................   2,709,442     263,104          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.80          --          --      --
   Number of Units.....................................................   6,051,062          --          --      --

Sub-account                                                                2005       2004      2003    2002
-----------                                                             ---------- ---------- -------- ------
AST Goldman Sachs Concentrated Growth (1992)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    11.83 $    11.63 $   9.46
   EOP Unit Value...................................................... $    11.99 $    11.83 $  11.63   9.46
   Number of Units.....................................................  1,573,425  1,641,544  715,845 41,632
   With GMWB...........................................................
   BOP Unit Value...................................................... $    11.80 $    11.61       --
   EOP Unit Value...................................................... $    11.95 $    11.80 $  11.61     --
   Number of Units.....................................................    143,016    122,739   17,452     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    11.76 $    11.59       --
   EOP Unit Value...................................................... $    11.89 $    11.76 $  11.59     --
   Number of Units.....................................................    320,762    277,607   49,620     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     4.46 $     4.40       --
   EOP Unit Value...................................................... $     4.51 $     4.46 $   4.40     --
   Number of Units.....................................................    598,056    541,661  395,905     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    11.70 $    11.56       --
   EOP Unit Value...................................................... $    11.80 $    11.70 $  11.56     --
   Number of Units.....................................................     32,085     10,426      242     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    10.54         --       --
   EOP Unit Value...................................................... $    10.62 $    10.54       --     --
   Number of Units.....................................................     11,547     12,303       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.66         --       --     --
   Number of Units.....................................................         --         --       --     --

AST DeAM Large-Cap Value (2000)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    14.36 $    12.39 $   9.98
   EOP Unit Value...................................................... $    15.41 $    14.36 $  12.39   9.98
   Number of Units.....................................................  1,705,077  1,347,344  583,969 18,250
   With GMWB...........................................................
   BOP Unit Value...................................................... $    14.33 $    12.38       --
   EOP Unit Value...................................................... $    15.36 $    14.33 $  12.38     --
   Number of Units.....................................................    278,564    175,087    9,674     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    14.29 $    12.36 $   9.97
   EOP Unit Value...................................................... $    15.28 $    14.29 $  12.36   9.97
   Number of Units.....................................................    532,090    234,446   58,333  4,906
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    10.72 $     9.28       --
   EOP Unit Value...................................................... $    11.45 $    10.72 $   9.28     --
   Number of Units.....................................................    249,861    199,601  137,247     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    14.21 $    12.32       --
   EOP Unit Value...................................................... $    15.16 $    14.21 $  12.32     --
   Number of Units.....................................................     24,769     16,355    4,412     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    12.25         --       --
   EOP Unit Value...................................................... $    13.06 $    12.25       --     --
   Number of Units.....................................................     20,481      6,163       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.62         --       --     --
   Number of Units.....................................................     28,998         --       --     --

AST AllianceBernstein Growth + Value (2001)
(merged into AST AllianceBernstein Managed Index 500)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    13.07 $    12.11 $   9.79
   EOP Unit Value...................................................... $    14.43 $    13.07 $  12.11   9.79
   Number of Units.....................................................         --  1,011,796  667,395 11,345
   With GMWB...........................................................
   BOP Unit Value...................................................... $    13.05 $    12.09       --
   EOP Unit Value...................................................... $    14.38 $    13.05 $  12.09     --
   Number of Units.....................................................         --     72,365    5,118     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    13.00 $    12.07 $   9.79
   EOP Unit Value...................................................... $    14.31 $    13.00 $  12.07   9.79
   Number of Units.....................................................        278    256,194  115,455    704
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     9.31 $     8.65       --
   EOP Unit Value...................................................... $    10.23 $     9.31 $   8.65     --
   Number of Units.....................................................         --    215,645  154,955     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    12.93 $    12.04       --
   EOP Unit Value...................................................... $    14.20 $    12.93 $  12.04     --
   Number of Units.....................................................         --      7,165    1,041     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    11.15         --       --
   EOP Unit Value...................................................... $    12.24 $    11.15       --     --
   Number of Units.....................................................         --      1,191       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    11.23         --       --     --
   Number of Units.....................................................         --         --       --     --

Sub-account                                                                2005       2004       2003     2002
-----------                                                             ---------- ---------- ---------- -------
AST AllianceBernstein Core Value (2001)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    14.18 $    12.69 $    10.08
   EOP Unit Value...................................................... $    14.68 $    14.18 $    12.69   10.08
   Number of Units.....................................................  3,809,638  3,959,115  2,277,726 386,259
   With GMWB...........................................................
   BOP Unit Value...................................................... $    14.15 $    12.67         --
   EOP Unit Value...................................................... $    14.63 $    14.15 $    12.67      --
   Number of Units.....................................................    256,525    220,419     11,518      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    14.10 $    12.65 $    10.08
   EOP Unit Value...................................................... $    14.56 $    14.10 $    12.65   10.08
   Number of Units.....................................................    620,109    534,389    328,567  30,510
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    11.83 $    10.62         --
   EOP Unit Value...................................................... $    12.20 $    11.83 $    10.62      --
   Number of Units.....................................................    869,597    303,689    216,416      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    14.03 $    12.62         --
   EOP Unit Value...................................................... $    14.45 $    14.03 $    12.62      --
   Number of Units.....................................................     88,839     49,912     10,893      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    11.86         --         --
   EOP Unit Value...................................................... $    12.21 $    11.86         --      --
   Number of Units.....................................................    207,462     57,669         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    10.22         --         --      --
   Number of Units.....................................................    215,251         --         --      --

AST Cohen & Steers Real Estate (1998)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    18.84 $    13.92 $    10.33
   EOP Unit Value...................................................... $    21.22 $    18.84 $    13.92   10.33
   Number of Units.....................................................  2,826,661  2,863,749  1,376,696  41,098
   With GMWB...........................................................
   BOP Unit Value...................................................... $    18.80 $    13.91         --
   EOP Unit Value...................................................... $    21.16 $    18.80 $    13.91      --
   Number of Units.....................................................    199,018    184,027     13,615      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    18.74 $    13.88 $    10.32
   EOP Unit Value...................................................... $    21.06 $    18.74 $    13.88   10.32
   Number of Units.....................................................    634,076    538,151    270,852   6,429
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    14.12 $    10.47         --
   EOP Unit Value...................................................... $    15.85 $    14.12 $    10.47      --
   Number of Units.....................................................     81,009     68,406      8,884      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    18.64 $    13.84
   EOP Unit Value...................................................... $    20.89 $    18.64 $    13.84
   Number of Units.....................................................     49,397     17,014      8,189
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    14.07         --         --
   EOP Unit Value...................................................... $    15.76 $    14.07         --      --
   Number of Units.....................................................     20,509      5,246         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    11.91         --         --      --
   Number of Units.....................................................      1,262         --         --      --

AST AllianceBernstein Managed Index 500 (1998)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    13.22 $    12.25 $     9.81
   EOP Unit Value...................................................... $    13.43 $    13.22 $    12.25    9.81
   Number of Units.....................................................  3,733,992  3,486,237  2,209,334  79,915
   With GMWB...........................................................
   BOP Unit Value...................................................... $    13.19 $    12.24         --
   EOP Unit Value...................................................... $    13.38 $    13.19 $    12.24      --
   Number of Units.....................................................    463,127    389,368     16,957      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    13.15 $    12.22 $     9.81
   EOP Unit Value...................................................... $    13.32 $    13.15 $    12.22    9.81
   Number of Units.....................................................    593,365    352,176    203,573     383
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     8.58 $     7.98         --
   EOP Unit Value...................................................... $     8.69 $     8.58 $     7.98      --
   Number of Units.....................................................    567,060    343,296    293,662      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    13.08 $    12.18         --
   EOP Unit Value...................................................... $    13.22 $    13.08 $    12.18      --
   Number of Units.....................................................     42,373      9,296      4,899      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    11.31         --         --
   EOP Unit Value...................................................... $    11.42 $    11.31         --      --
   Number of Units.....................................................     49,554     43,627         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    10.31         --         --      --
   Number of Units.....................................................      1,928         --         --      --

Sub-account                                                                2005        2004        2003      2002
-----------                                                             ----------- ----------- ----------- -------
AST American Century Income & Growth (1997)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     13.80 $     12.50 $      9.89
   EOP Unit Value...................................................... $     14.17 $     13.80 $     12.50    9.89
   Number of Units.....................................................   2,300,793   2,219,323     846,118  36,829
   With GMWB...........................................................
   BOP Unit Value...................................................... $     13.77 $     12.48          --
   EOP Unit Value...................................................... $     14.12 $     13.77 $     12.48      --
   Number of Units.....................................................     238,151     198,789       2,386      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     13.73 $     12.46 $      9.89
   EOP Unit Value...................................................... $     14.06 $     13.73 $     12.46    9.89
   Number of Units.....................................................     407,960     368,328     124,008   8,874
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $      9.04 $      8.22          --
   EOP Unit Value...................................................... $      9.25 $      9.04 $      8.22      --
   Number of Units.....................................................     370,561     372,540     195,232      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     13.65 $     12.43          --
   EOP Unit Value...................................................... $     13.95 $     13.65 $     12.43      --
   Number of Units.....................................................      46,622      25,550       4,612      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.72          --          --
   EOP Unit Value...................................................... $     11.96 $     11.72          --      --
   Number of Units.....................................................      15,334       7,406          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.24          --          --      --
   Number of Units.....................................................       1,392          --          --      --

AST AllianceBernstein Growth & Income (1992)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     13.91 $     12.77 $      9.83
   EOP Unit Value...................................................... $     14.30 $     13.91 $     12.77    9.83
   Number of Units.....................................................  38,456,039  27,268,222  13,386,166 165,588
   With GMWB...........................................................
   BOP Unit Value...................................................... $     13.88 $     12.76          --
   EOP Unit Value...................................................... $     14.25 $     13.88 $     12.76      --
   Number of Units.....................................................   4,265,750   2,899,917     187,011      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     13.83 $     12.74 $      9.83
   EOP Unit Value...................................................... $     14.18 $     13.83 $     12.74    9.83
   Number of Units.....................................................   7,461,227   4,694,207   2,029,598   6,100
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     10.72 $      9.88          --
   EOP Unit Value...................................................... $     10.98 $     10.72 $      9.88      --
   Number of Units.....................................................  26,378,598   1,731,512     976,756      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     13.76 $     12.70          --
   EOP Unit Value...................................................... $     14.07 $     13.76 $     12.70      --
   Number of Units.....................................................   1,367,534     564,502      69,435      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.50          --          --
   EOP Unit Value...................................................... $     11.75 $     11.50          --      --
   Number of Units.....................................................   2,705,504     228,955          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.17          --          --      --
   Number of Units.....................................................   6,507,116          --          --      --

AST Large-Cap Value
(formerly AST Hotchkis & Wiley Large-Cap Value)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     13.19 $     11.65 $      9.90
   EOP Unit Value...................................................... $     13.78 $     13.19 $     11.65     9.9
   Number of Units.....................................................   3,227,694   1,916,775     651,074  30,714
   With GMWB...........................................................
   BOP Unit Value...................................................... $     13.16 $     11.63          --
   EOP Unit Value...................................................... $     13.73 $     13.16 $     11.63      --
   Number of Units.....................................................     405,887     173,888      21,961      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     13.12 $     11.61 $      9.90
   EOP Unit Value...................................................... $     13.67 $     13.12 $     11.61     9.9
   Number of Units.....................................................     661,210     198,898      90,092   5,934
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $      9.78 $      8.66          --
   EOP Unit Value...................................................... $     10.17 $      9.78 $      8.66      --
   Number of Units.....................................................   1,212,692     419,818     347,275      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     13.05 $     11.58          --
   EOP Unit Value...................................................... $     13.56 $     13.05 $     11.58      --
   Number of Units.....................................................      86,799      37,159         332      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.75          --          --
   EOP Unit Value...................................................... $     12.19 $     11.75          --      --
   Number of Units.....................................................     143,888      23,032          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.46          --          --      --
   Number of Units.....................................................     208,695          --          --      --

Sub-account                                                                2005       2004      2003    2002
-----------                                                             ---------- ---------- -------- ------
AST Global Allocation (1993)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    12.70 $    11.65 $   9.94
   EOP Unit Value...................................................... $    13.32 $    12.70 $  11.65   9.94
   Number of Units.....................................................    481,111    278,657  155,865  3,088
   With GMWB...........................................................
   BOP Unit Value...................................................... $    12.67 $    11.64       --
   EOP Unit Value...................................................... $    13.28 $    12.67 $  11.64     --
   Number of Units.....................................................     96,396     35,622      483     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    12.63 $    11.62 $   9.93
   EOP Unit Value...................................................... $    13.21 $    12.63 $  11.62   9.93
   Number of Units.....................................................     84,700     52,110   34,914     94
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     9.12 $     8.40       --
   EOP Unit Value...................................................... $     9.53 $     9.12 $   8.40     --
   Number of Units.....................................................    269,714    290,887  303,295     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    12.56 $    11.58       --
   EOP Unit Value...................................................... $    13.11 $    12.56 $  11.58     --
   Number of Units.....................................................     12,494      2,849    1,169     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    11.23         --       --
   EOP Unit Value...................................................... $    11.71 $    11.23       --     --
   Number of Units.....................................................      3,071      2,193       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.53         --       --     --
   Number of Units.....................................................         --         --       --     --

AST American Century Strategic Balanced (1997)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    12.43 $    11.62 $   9.97
   EOP Unit Value...................................................... $    12.75 $    12.43 $  11.62   9.97
   Number of Units.....................................................  1,619,986  1,308,462  930,516 15,835
   With GMWB...........................................................
   BOP Unit Value...................................................... $    12.40 $    11.61       --
   EOP Unit Value...................................................... $    12.71 $    12.40 $  11.61     --
   Number of Units.....................................................    219,955    175,763   18,977     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    12.36 $    11.59 $   9.97
   EOP Unit Value...................................................... $    12.65 $    12.36 $  11.59   9.97
   Number of Units.....................................................    268,707    186,307   58,741  2,760
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    10.08 $     9.46       --
   EOP Unit Value...................................................... $    10.30 $    10.08 $   9.46     --
   Number of Units.....................................................    210,896    218,686  196,909     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    12.29 $    11.56       --
   EOP Unit Value...................................................... $    12.55 $    12.29 $  11.56     --
   Number of Units.....................................................     42,898     18,231   11,783     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    10.98         --       --
   EOP Unit Value...................................................... $    11.19 $    10.98       --     --
   Number of Units.....................................................        210        125       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.22         --       --     --
   Number of Units.....................................................         --         --       --     --

AST T. Rowe Price Asset Allocation (1994)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    13.22 $    12.12 $   9.96
   EOP Unit Value...................................................... $    13.57 $    13.22 $  12.12   9.96
   Number of Units.....................................................  2,860,901  2,109,855  955,716 21,928
   With GMWB...........................................................
   BOP Unit Value...................................................... $    13.19 $    12.11       --
   EOP Unit Value...................................................... $    13.53 $    13.19 $  12.11     --
   Number of Units.....................................................    401,044    349,177   27,414     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    13.15 $    12.09 $   9.96
   EOP Unit Value...................................................... $    13.47 $    13.15 $  12.09   9.96
   Number of Units.....................................................    806,582    464,055  160,339    150
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    11.38 $    10.48       --
   EOP Unit Value...................................................... $    11.65 $    11.38 $  10.48     --
   Number of Units.....................................................     52,235     39,231    2,741     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    13.08 $    12.05
   EOP Unit Value...................................................... $    13.36 $    13.08 $  12.05
   Number of Units.....................................................     75,063     46,336   31,706
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    11.35         --       --
   EOP Unit Value...................................................... $    11.58 $    11.35       --     --
   Number of Units.....................................................     40,171      9,372       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.26         --       --     --
   Number of Units.....................................................         --         --       --     --

Sub-account                                                                2005        2004       2003     2002
-----------                                                             ----------- ---------- ---------- -------
AST T. Rowe Price Global Bond (1994)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     12.17 $    11.42 $    10.31
   EOP Unit Value...................................................... $     11.40 $    12.17 $    11.42   10.31
   Number of Units.....................................................   9,677,417  6,387,666  1,827,606  36,822
   With GMWB...........................................................
   BOP Unit Value...................................................... $     12.14 $    11.40         --
   EOP Unit Value...................................................... $     11.37 $    12.14 $    11.40      --
   Number of Units.....................................................   1,035,774    712,411     24,361      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     12.10 $    11.38 $    10.31
   EOP Unit Value...................................................... $     11.31 $    12.10 $    11.38   10.31
   Number of Units.....................................................   1,956,700  1,195,848    279,110   3,700
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     14.05 $    13.23         --
   EOP Unit Value...................................................... $     13.12 $    14.05 $    13.23      --
   Number of Units.....................................................   5,107,688    191,816    148,319      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     12.04 $    11.35         --
   EOP Unit Value...................................................... $     11.22 $    12.04 $    11.35      --
   Number of Units.....................................................     331,045    137,089     12,591      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     10.94         --         --
   EOP Unit Value...................................................... $     10.19 $    10.94         --      --
   Number of Units.....................................................     769,441     43,652         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --         --         --
   EOP Unit Value...................................................... $      9.36         --         --      --
   Number of Units.....................................................   1,654,787         --         --      --

AST High Yield
(formerly AST Goldman Sachs High Yield Bond)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     13.34 $    12.24 $    10.26
   EOP Unit Value...................................................... $     13.23 $    13.34 $    12.24   10.26
   Number of Units.....................................................   4,036,185  4,901,936  3,684,174  74,022
   With GMWB...........................................................
   BOP Unit Value...................................................... $     13.31 $    12.23         --
   EOP Unit Value...................................................... $     13.19 $    13.31 $    12.23      --
   Number of Units.....................................................     582,997    426,333     27,535      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     13.27 $    12.21 $    10.26
   EOP Unit Value...................................................... $     13.13 $    13.27 $    12.21   10.26
   Number of Units.....................................................     742,527    707,876    379,114   6,524
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     11.51 $    10.60         --
   EOP Unit Value...................................................... $     11.37 $    11.51 $    10.60      --
   Number of Units.....................................................     610,956    545,726    346,126      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     13.20 $    12.17         --
   EOP Unit Value...................................................... $     13.02 $    13.20 $    12.17      --
   Number of Units.....................................................      79,371     54,058     28,237      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.24         --         --
   EOP Unit Value...................................................... $     11.09 $    11.24         --      --
   Number of Units.....................................................     220,086     65,084         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --         --         --
   EOP Unit Value...................................................... $      9.77         --         --      --
   Number of Units.....................................................       2,373         --         --      --

AST Lord Abbett Bond-Debenture (2000)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     12.56 $    11.92 $    10.23
   EOP Unit Value...................................................... $     12.46 $    12.56 $    11.92   10.23
   Number of Units.....................................................  11,711,617  7,337,467  4,628,945 162,571
   With GMWB...........................................................
   BOP Unit Value...................................................... $     12.53 $    11.90         --
   EOP Unit Value...................................................... $     12.42 $    12.53 $    11.90      --
   Number of Units.....................................................   1,672,135    904,128     42,593      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     12.49 $    11.88 $    10.23
   EOP Unit Value...................................................... $     12.36 $    12.49 $    11.88   10.23
   Number of Units.....................................................   2,372,397  1,314,641    624,019   7,474
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     12.18 $    11.60         --
   EOP Unit Value...................................................... $     12.04 $    12.18 $    11.60      --
   Number of Units.....................................................   6,285,215    732,155    423,485      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     12.42 $    11.85         --
   EOP Unit Value...................................................... $     12.27 $    12.42 $    11.85      --
   Number of Units.....................................................     465,230    155,764     28,346      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     10.88         --         --
   EOP Unit Value...................................................... $     10.73 $    10.88         --      --
   Number of Units.....................................................     725,723     85,669         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --         --         --
   EOP Unit Value...................................................... $      9.86         --         --      --
   Number of Units.....................................................   1,664,014         --         --      --

Sub-account                                                                2005        2004        2003      2002
-----------                                                             ----------- ----------- ----------- -------
AST PIMCO Total Return Bond (1994)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     10.82 $     10.51 $     10.17
   EOP Unit Value...................................................... $     10.88 $     10.82 $     10.51   10.17
   Number of Units.....................................................  15,662,179  30,067,847  16,012,778 604,147
   With GMWB...........................................................
   BOP Unit Value...................................................... $     10.79 $     10.49          --
   EOP Unit Value...................................................... $     10.84 $     10.79 $     10.49      --
   Number of Units.....................................................   2,236,621   3,495,678     378,676      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     10.76 $     10.48 $     10.17
   EOP Unit Value...................................................... $     10.79 $     10.76 $     10.48   10.17
   Number of Units.....................................................   2,552,300   4,319,279   2,192,336  36,236
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     13.09 $     12.76          --
   EOP Unit Value...................................................... $     13.11 $     13.09 $     12.76      --
   Number of Units.....................................................   5,088,435   2,344,332   1,558,557      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     10.70 $     10.45          --
   EOP Unit Value...................................................... $     10.71 $     10.70 $     10.45      --
   Number of Units.....................................................     420,796     476,033     119,982      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     10.32          --          --
   EOP Unit Value...................................................... $     10.31 $     10.32          --      --
   Number of Units.....................................................     839,169     323,335          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.06          --          --      --
   Number of Units.....................................................   1,060,545          --          --      --

AST PIMCO Limited Maturity Bond (1995)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     10.23 $     10.22 $     10.08
   EOP Unit Value...................................................... $     10.20 $     10.23 $     10.22   10.08
   Number of Units.....................................................  31,242,913  19,103,275   5,152,783 215,314
   With GMWB...........................................................
   BOP Unit Value...................................................... $     10.21 $     10.21          --
   EOP Unit Value...................................................... $     10.17 $     10.21 $     10.21      --
   Number of Units.....................................................   4,545,782   2,764,809      36,640      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     10.17 $     10.19 $     10.08
   EOP Unit Value...................................................... $     10.12 $     10.17 $     10.19   10.08
   Number of Units.....................................................   5,697,191   2,785,690     636,860  80,547
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     11.62 $     11.65          --
   EOP Unit Value...................................................... $     11.54 $     11.62 $     11.65      --
   Number of Units.....................................................  14,980,148   1,143,298     329,629      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     10.12 $     10.16          --
   EOP Unit Value...................................................... $     10.04 $     10.12 $     10.16      --
   Number of Units.....................................................   1,095,565     301,108      35,430      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $      9.96          --          --
   EOP Unit Value...................................................... $      9.87 $      9.96          --      --
   Number of Units.....................................................   1,998,604     240,337          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $      9.96          --          --      --
   Number of Units.....................................................   4,098,127          --          --      --

AST Money Market (1992)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $      9.75 $      9.86 $      9.99
   EOP Unit Value...................................................... $      9.83 $      9.75 $      9.86    9.99
   Number of Units.....................................................  14,801,776   8,152,889   7,176,983 999,737
   With GMWB...........................................................
   BOP Unit Value...................................................... $      9.73 $      9.85          --
   EOP Unit Value...................................................... $      9.80 $      9.73 $      9.85      --
   Number of Units.....................................................   2,581,451   1,312,018      81,304      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $      9.70 $      9.83 $      9.99
   EOP Unit Value...................................................... $      9.75 $      9.70 $      9.83    9.99
   Number of Units.....................................................   2,932,409   1,742,703   1,118,618  70,899
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $      9.98 $     10.13          --
   EOP Unit Value...................................................... $     10.03 $      9.98 $     10.13      --
   Number of Units.....................................................   1,333,707     234,402      35,505      --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $      9.65 $      9.80          --
   EOP Unit Value...................................................... $      9.68 $      9.65 $      9.80      --
   Number of Units.....................................................   1,112,867     432,144     149,705      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $      9.79          --          --
   EOP Unit Value...................................................... $      9.81 $      9.79          --      --
   Number of Units.....................................................     668,385      61,321          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.01          --          --      --
   Number of Units.....................................................     125,063          --          --      --

Sub-account                                                                    2005      2004     2003    2002
-----------                                                                 ---------- -------- -------- ------
SP William Blair International Growth
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $    10.53       --       --
   EOP Unit Value.......................................................... $    12.02 $  10.53       --     --
   Number of Units.........................................................    394,679  172,859       --     --
   With GMWB...............................................................
   BOP Unit Value.......................................................... $    10.53       --       --
   EOP Unit Value.......................................................... $    12.01 $  10.53       --     --
   Number of Units.........................................................     84,098   73,031       --     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value.......................................................... $    10.52       --       --
   EOP Unit Value.......................................................... $    11.99 $  10.52       --     --
   Number of Units.........................................................     52,658   23,863       --     --
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value.......................................................... $    10.52       --       --
   EOP Unit Value.......................................................... $    11.97 $  10.52       --     --
   Number of Units.........................................................     28,433    6,604       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value.......................................................... $    10.52       --       --
   EOP Unit Value.......................................................... $    11.95 $  10.52       --     --
   Number of Units.........................................................     11,713    4,127       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value.......................................................... $    10.52       --       --
   EOP Unit Value.......................................................... $    11.94 $  10.52       --     --
   Number of Units.........................................................      6,051      806       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...............................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    11.20       --       --     --
   Number of Units.........................................................      2,986       --       --     --

Gartmore Variable Investment Trust - GVIT Developing Markets (1996)
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $    18.29 $  15.56 $   9.93
   EOP Unit Value.......................................................... $    23.59 $  18.29 $  15.56   9.93
   Number of Units.........................................................  1,611,359  934,258  415,864 21,816
   With GMWB...............................................................
   BOP Unit Value.......................................................... $    18.25 $  15.54       --
   EOP Unit Value.......................................................... $    23.52 $  18.25 $  15.54     --
   Number of Units.........................................................    224,533  161,653   12,503     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value.......................................................... $    18.19 $  15.52 $   9.93
   EOP Unit Value.......................................................... $    23.41 $  18.19 $  15.52   9.93
   Number of Units.........................................................    296,600  141,365   44,993    442
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value.......................................................... $    12.74 $  10.88       --
   EOP Unit Value.......................................................... $    16.38 $  12.74 $  10.88     --
   Number of Units.........................................................     67,418   25,630      843     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value.......................................................... $    18.09 $  15.47       --
   EOP Unit Value.......................................................... $    23.22 $  18.09 $  15.47     --
   Number of Units.........................................................     71,337   17,121    1,871     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value.......................................................... $    12.70       --       --
   EOP Unit Value.......................................................... $    16.29 $  12.70       --     --
   Number of Units.........................................................     14,188   11,161       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...............................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    11.95       --       --     --
   Number of Units.........................................................      4,157       --       --     --

Wells Fargo Advantage VT Equity Income (1999)
(formerly WFVT Advantage Equity Income)
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $    13.36 $  12.26 $   9.90
   EOP Unit Value.......................................................... $    13.81 $  13.36 $  12.26    9.9
   Number of Units.........................................................    350,410  285,526  251,071 10,707
   With GMWB...............................................................
   BOP Unit Value.......................................................... $    13.33 $  12.25       --
   EOP Unit Value.......................................................... $    13.77 $  13.33 $  12.25     --
   Number of Units.........................................................     39,457   39,530    5,900     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value.......................................................... $    13.29 $  12.23 $   9.90
   EOP Unit Value.......................................................... $    13.70 $  13.29 $  12.23    9.9
   Number of Units.........................................................    112,171   63,454   15,983     91
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value.......................................................... $    16.60 $  15.29       --
   EOP Unit Value.......................................................... $    17.10 $  16.60 $  15.29     --
   Number of Units.........................................................     14,292   14,303   15,958     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value.......................................................... $    13.22       --       --
   EOP Unit Value.......................................................... $    13.59 $  13.22       --     --
   Number of Units.........................................................      5,639      480       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value.......................................................... $    11.61       --       --
   EOP Unit Value.......................................................... $    11.93 $  11.61       --     --
   Number of Units.........................................................         51       13       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...............................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    10.11       --       --     --
   Number of Units.........................................................         --       --       --     --

Sub-account                                                                     2005     2004     2003    2002
-----------                                                                   -------- -------- -------- ------
AIM V.I. - Dynamics (1999)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  14.59 $  13.12 $   9.70
   EOP Unit Value............................................................ $  15.85 $  14.59 $  13.12    9.7
   Number of Units...........................................................  469,231  590,157  634,308 32,635
   With GMWB.................................................................
   BOP Unit Value............................................................ $  14.56 $  13.11       --
   EOP Unit Value............................................................ $  15.80 $  14.56 $  13.11     --
   Number of Units...........................................................   54,814   61,543    4,848     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  14.51 $  13.08 $   9.70
   EOP Unit Value............................................................ $  15.72 $  14.51 $  13.08    9.7
   Number of Units...........................................................   69,326   55,199   38,518    576
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  11.67       --       --
   EOP Unit Value............................................................ $  12.63 $  11.67       --     --
   Number of Units...........................................................    5,547    1,825       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  14.43 $  13.05       --
   EOP Unit Value............................................................ $  15.60 $  14.43 $  13.05     --
   Number of Units...........................................................    5,984    4,253    3,083     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  11.63       --       --
   EOP Unit Value............................................................ $  12.56 $  11.63       --     --
   Number of Units...........................................................    1,614       13       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.82       --       --     --
   Number of Units...........................................................    2,363       --       --     --

AIM V.I. - Technology (1999)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  13.71 $  13.35       --
   EOP Unit Value............................................................ $  13.74 $  13.71 $  13.35     --
   Number of Units...........................................................    3,938    5,184    3,695     --
   With GMWB.................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.62       --       --     --
   Number of Units...........................................................       --       --       --     --

AIM V.I. - Global Health Care (1999)
(formerly AIM V.I. - Health Sciences)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  12.58 $  11.93 $   9.51
   EOP Unit Value............................................................ $  13.35 $  12.58 $  11.93   9.51
   Number of Units...........................................................  902,299  578,826  381,478  5,444
   With GMWB.................................................................
   BOP Unit Value............................................................ $  12.56 $  11.91       --
   EOP Unit Value............................................................ $  13.31 $  12.56 $  11.91     --
   Number of Units...........................................................  122,355   87,037    2,077     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  12.52 $  11.89 $   9.51
   EOP Unit Value............................................................ $  13.25 $  12.52 $  11.89   9.51
   Number of Units...........................................................  349,583  181,513   55,867    140
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  11.41 $  10.85       --
   EOP Unit Value............................................................ $  12.06 $  11.41 $  10.85     --
   Number of Units...........................................................   16,531    5,057    1,330     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  12.45       --       --
   EOP Unit Value............................................................ $  13.14 $  12.45       --     --
   Number of Units...........................................................   26,387    5,438       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  11.38       --       --
   EOP Unit Value............................................................ $  12.00 $  11.38       --     --
   Number of Units...........................................................    5,106    2,157       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  11.07       --       --     --
   Number of Units...........................................................       --       --       --     --

Sub-account                                                                     2005     2004     2003    2002
-----------                                                                   -------- -------- -------- ------
AIM V.I. - Financial Services (1999).........................................
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  13.44 $  12.61 $   9.92
   EOP Unit Value............................................................ $  13.97 $  13.44 $  12.61   9.92
   Number of Units...........................................................  657,120  387,921  200,360  1,897
   With GMWB.................................................................
   BOP Unit Value............................................................ $  13.42 $  12.60       --
   EOP Unit Value............................................................ $  13.92 $  13.42 $  12.60     --
   Number of Units...........................................................  170,808   67,581   20,268     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  13.37 $  12.58 $   9.92
   EOP Unit Value............................................................ $  13.86 $  13.37 $  12.58   9.92
   Number of Units...........................................................   97,206   84,188   50,250    141
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  11.11 $  10.46       --
   EOP Unit Value............................................................ $  11.51 $  11.11 $  10.46     --
   Number of Units...........................................................   32,820   15,566    1,378     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  13.30 $  12.54       --
   EOP Unit Value............................................................ $  13.75 $  13.30 $  12.54     --
   Number of Units...........................................................   17,882    8,806      751     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  11.08       --       --
   EOP Unit Value............................................................ $  11.44 $  11.08       --     --
   Number of Units...........................................................      870      468       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.65       --       --     --
   Number of Units...........................................................       --       --       --     --

Evergreen VA - International Equity (2000)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  14.94 $  12.78 $   9.67
   EOP Unit Value............................................................ $  17.01 $  14.94 $  12.78   9.67
   Number of Units...........................................................  507,584  195,986   76,749  3,669
   With GMWB.................................................................
   BOP Unit Value............................................................ $  12.21 $  10.45       --
   EOP Unit Value............................................................ $  13.88 $  12.21 $  10.45     --
   Number of Units...........................................................  164,045   32,858      827     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  14.86 $  12.74       --
   EOP Unit Value............................................................ $  16.87 $  14.86 $  12.74     --
   Number of Units...........................................................  182,612   67,201    6,492     --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  12.40 $  10.64       --
   EOP Unit Value............................................................ $  14.06 $  12.40 $  10.64     --
   Number of Units...........................................................   86,193   83,727   81,555     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  14.78 $  12.71       --
   EOP Unit Value............................................................ $  16.74 $  14.78 $  12.71     --
   Number of Units...........................................................   21,181    7,362    1,395     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  12.36       --       --
   EOP Unit Value............................................................ $  13.98 $  12.36       --     --
   Number of Units...........................................................    1,440    2,878       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.90       --       --     --
   Number of Units...........................................................    7,851       --       --     --

Evergreen VA - Special Equity (1999)
(merged into Evergreen VA Growth)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  15.25 $  14.69 $   9.85
   EOP Unit Value............................................................ $  13.57 $  15.25 $  14.69   9.85
   Number of Units...........................................................       --  509,734  293,794 12,520
   With GMWB.................................................................
   BOP Unit Value............................................................ $  15.22 $  14.67       --
   EOP Unit Value............................................................ $  13.54 $  15.22 $  14.67     --
   Number of Units...........................................................       --   46,748    3,620     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  15.17 $  14.65 $   9.85
   EOP Unit Value............................................................ $  13.49 $  15.17 $  14.65   9.85
   Number of Units...........................................................       --  177,731   58,548    533
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $   9.13 $   8.83       --
   EOP Unit Value............................................................ $   8.12 $   9.13 $   8.83     --
   Number of Units...........................................................       --  114,259   23,503     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  15.09       --       --
   EOP Unit Value............................................................ $  13.41 $  15.09       --     --
   Number of Units...........................................................       --    3,411       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  10.53       --       --
   EOP Unit Value............................................................ $   9.35 $  10.53       --     --
   Number of Units...........................................................       --   26,034       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $   9.26       --       --     --
   Number of Units...........................................................       --       --       --     --

Sub-account                                                                     2005     2004     2003   2002
-----------                                                                   -------- -------- -------- -----
Evergreen VA - Omega (2000)..................................................
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  13.89 $  13.21       --
   EOP Unit Value............................................................ $  14.15 $  13.89 $  13.21    --
   Number of Units...........................................................  294,327  387,492   56,002    --
   With GMWB.................................................................
   BOP Unit Value............................................................ $  13.86 $  13.19       --
   EOP Unit Value............................................................ $  14.10 $  13.86 $  13.19    --
   Number of Units...........................................................   31,596   31,153      283    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  13.81 $  13.17       --
   EOP Unit Value............................................................ $  14.04 $  13.81 $  13.17    --
   Number of Units...........................................................   60,941  108,796   25,003    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $   9.40 $   8.97       --
   EOP Unit Value............................................................ $   9.54 $   9.40 $   8.97    --
   Number of Units...........................................................   62,448   84,876   19,658    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  13.74 $  13.13       --
   EOP Unit Value............................................................ $  13.93 $  13.74 $  13.13    --
   Number of Units...........................................................    4,390    3,028    1,855    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  10.92       --       --
   EOP Unit Value............................................................ $  11.05 $  10.92       --    --
   Number of Units...........................................................   15,579   30,383       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.52       --       --    --
   Number of Units...........................................................       --       --       --    --

Evergreen VA Growth Fund
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................       --
   EOP Unit Value............................................................ $  11.42       --       --    --
   Number of Units...........................................................  570,911       --       --    --
   With GMWB.................................................................
   BOP Unit Value............................................................       --
   EOP Unit Value............................................................ $  11.41       --       --    --
   Number of Units...........................................................  120,154       --       --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................       --
   EOP Unit Value............................................................ $  11.40       --       --    --
   Number of Units...........................................................  208,786       --       --    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................       --
   EOP Unit Value............................................................ $  11.39       --       --    --
   Number of Units...........................................................   62,076       --       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................       --
   EOP Unit Value............................................................ $  11.38       --       --    --
   Number of Units...........................................................    8,394       --       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  11.37       --       --    --
   Number of Units...........................................................   26,490       --       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  11.35       --       --    --
   Number of Units...........................................................       --       --       --    --

ProFund VP - Europe 30 (1999)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  14.80 $  13.20 $   9.70
   EOP Unit Value............................................................ $  15.69 $  14.80 $  13.20   9.7
   Number of Units...........................................................  409,618  313,111  158,208 2,625
   With GMWB.................................................................
   BOP Unit Value............................................................ $  14.77 $  13.18       --
   EOP Unit Value............................................................ $  15.65 $  14.77 $  13.18    --
   Number of Units...........................................................  374,171   99,557   13,365    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  14.72 $  13.16       --
   EOP Unit Value............................................................ $  15.57 $  14.72 $  13.16    --
   Number of Units...........................................................  154,224  162,300   40,636    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  12.39 $  11.09       --
   EOP Unit Value............................................................ $  13.09 $  12.39 $  11.09    --
   Number of Units...........................................................   19,794   17,205    3,060    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  14.64       --       --
   EOP Unit Value............................................................ $  15.45 $  14.64       --    --
   Number of Units...........................................................    4,515    7,739       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  12.35       --       --
   EOP Unit Value............................................................ $  13.02 $  12.35       --    --
   Number of Units...........................................................   84,137    7,758       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.44       --       --    --
   Number of Units...........................................................       --       --       --    --

Sub-account                                                                     2005     2004     2003   2002
-----------                                                                   -------- -------- -------- -----
ProFund VP - Asia 30 (2002)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  15.57 $  15.96 $   9.86
   EOP Unit Value............................................................ $  18.26 $  15.57 $  15.96  9.86
   Number of Units...........................................................  481,367  253,337  131,276 6,995
   With GMWB.................................................................
   BOP Unit Value............................................................ $  15.54 $  15.94       --
   EOP Unit Value............................................................ $  18.20 $  15.54 $  15.94    --
   Number of Units...........................................................   98,832   74,988   10,432    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  15.49 $  15.91       --
   EOP Unit Value............................................................ $  18.11 $  15.49 $  15.91    --
   Number of Units...........................................................  158,813   67,805   33,050    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  10.14 $  10.43       --
   EOP Unit Value............................................................ $  11.84 $  10.14 $  10.43    --
   Number of Units...........................................................   27,061   28,325    1,873    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  15.40       --       --
   EOP Unit Value............................................................ $  17.97 $  15.40       --    --
   Number of Units...........................................................   25,189    5,612       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  10.10       --       --
   EOP Unit Value............................................................ $  11.77 $  10.10       --    --
   Number of Units...........................................................   10,150    6,082       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  11.12       --       --    --
   Number of Units...........................................................       --       --       --    --

ProFund VP - Japan (2002)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  13.40 $  12.70 $  10.21
   EOP Unit Value............................................................ $  18.65 $  13.40 $  12.70 10.21
   Number of Units...........................................................  930,697  137,584   76,553   351
   With GMWB.................................................................
   BOP Unit Value............................................................ $  13.38 $  12.69       --
   EOP Unit Value............................................................ $  18.59 $  13.38 $  12.69    --
   Number of Units...........................................................  107,391   35,968    1,883    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  13.33 $  12.67       --
   EOP Unit Value............................................................ $  18.50 $  13.33 $  12.67    --
   Number of Units...........................................................  396,433   62,668   10,769    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  10.35       --       --
   EOP Unit Value............................................................ $  14.35 $  10.35       --    --
   Number of Units...........................................................   38,811    8,278       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  13.26       --       --
   EOP Unit Value............................................................ $  18.35 $  13.26       --    --
   Number of Units...........................................................   23,865    7,559       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  14.27       --       --    --
   Number of Units...........................................................    5,055       --       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  13.41       --       --    --
   Number of Units...........................................................       --       --       --    --

ProFund VP - Banks (2002)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  14.10 $  12.86 $  10.13
   EOP Unit Value............................................................ $  13.82 $  14.10 $  12.86 10.13
   Number of Units...........................................................  112,934  171,696   34,962 3,422
   With GMWB.................................................................
   BOP Unit Value............................................................ $  14.07       --       --
   EOP Unit Value............................................................ $  13.77 $  14.07       --    --
   Number of Units...........................................................    7,375    8,847       --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  14.03 $  12.83       --
   EOP Unit Value............................................................ $  13.71 $  14.03 $  12.83    --
   Number of Units...........................................................   24,950   29,071    6,833    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  11.58       --       --
   EOP Unit Value............................................................ $  11.30 $  11.58       --    --
   Number of Units...........................................................   10,959   20,936       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  13.95 $  12.79       --
   EOP Unit Value............................................................ $  13.60 $  13.95 $  12.79    --
   Number of Units...........................................................    1,138      788    1,039    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  11.54       --       --
   EOP Unit Value............................................................ $  11.24 $  11.54       --    --
   Number of Units...........................................................       --      582       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.12       --       --    --
   Number of Units...........................................................       --       --       --    --

Sub-account                                                                     2005     2004     2003   2002
-----------                                                                   -------- -------- -------- -----
ProFund VP - Basic Materials (2002)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  14.43 $  13.35 $  10.34
   EOP Unit Value............................................................ $  14.50 $  14.43 $  13.35 10.34
   Number of Units...........................................................  365,502  170,212  100,189    12
   With GMWB.................................................................
   BOP Unit Value............................................................ $  14.40 $  13.33       --
   EOP Unit Value............................................................ $  14.46 $  14.40 $  13.33    --
   Number of Units...........................................................   45,735   23,555    8,054    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  14.35 $  13.31       --
   EOP Unit Value............................................................ $  14.39 $  14.35 $  13.31    --
   Number of Units...........................................................  225,048   35,537   15,986    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  12.43       --       --
   EOP Unit Value............................................................ $  12.45 $  12.43       --    --
   Number of Units...........................................................   43,709   15,658       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  14.28       --       --
   EOP Unit Value............................................................ $  14.27 $  14.28       --    --
   Number of Units...........................................................  377,372    3,155       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  12.40       --       --
   EOP Unit Value............................................................ $  12.38 $  12.40       --    --
   Number of Units...........................................................    2,936    1,246       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $   9.50       --       --    --
   Number of Units...........................................................       --       --       --    --

ProFund VP - Biotechnology (2001)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  14.56 $  13.53       --
   EOP Unit Value............................................................ $  17.03 $  14.56 $  13.53    --
   Number of Units...........................................................    3,291    5,878      847    --
   With GMWB.................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --    --
   Number of Units...........................................................       --       --       --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --    --
   Number of Units...........................................................       --       --       --    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --    --
   Number of Units...........................................................       --       --       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --    --
   Number of Units...........................................................       --       --       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --    --
   Number of Units...........................................................       --       --       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  13.51       --       --    --
   Number of Units...........................................................       --       --       --    --

ProFund VP - Consumer Services (2002)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  12.31 $  11.66 $   9.37
   EOP Unit Value............................................................ $  11.51 $  12.31 $  11.66  9.37
   Number of Units...........................................................  104,799   87,433   30,700 2,426
   With GMWB.................................................................
   BOP Unit Value............................................................ $  12.28       --       --
   EOP Unit Value............................................................ $  11.47 $  12.28       --    --
   Number of Units...........................................................    8,192   17,197       --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  12.24 $  11.62       --
   EOP Unit Value............................................................ $  11.42 $  12.24 $  11.62    --
   Number of Units...........................................................   29,043    8,198    5,655    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  10.69       --       --
   EOP Unit Value............................................................ $   9.96 $  10.69       --    --
   Number of Units...........................................................      856    2,087       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  12.17 $  11.59       --
   EOP Unit Value............................................................ $  11.33 $  12.17 $  11.59    --
   Number of Units...........................................................      934    1,211    3,817    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  10.66       --       --
   EOP Unit Value............................................................ $   9.91 $  10.66       --    --
   Number of Units...........................................................       58       14       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $   9.68       --       --    --
   Number of Units...........................................................       --       --       --    --

Sub-account                                                                    2005      2004     2003   2002
-----------                                                                 ---------- -------- -------- -----
ProFund VP - Consumer Goods (2002)
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $    12.33 $  11.51 $   9.90
   EOP Unit Value.......................................................... $    12.06 $  12.33 $  11.51   9.9
   Number of Units.........................................................    109,443  102,706   12,720 2,303
   With GMWB...............................................................
   BOP Unit Value.......................................................... $    12.31 $  11.49       --
   EOP Unit Value.......................................................... $    12.02 $  12.31 $  11.49    --
   Number of Units.........................................................      9,786    8,437      954    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value.......................................................... $    12.27       --       --
   EOP Unit Value.......................................................... $    11.96 $  12.27       --    --
   Number of Units.........................................................     78,118   54,297       --    --
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value.......................................................... $    11.40 $  10.67       --
   EOP Unit Value.......................................................... $    11.10 $  11.40 $  10.67    --
   Number of Units.........................................................      8,502    9,175    4,737    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value.......................................................... $    12.20       --       --
   EOP Unit Value.......................................................... $    11.86 $  12.20       --    --
   Number of Units.........................................................      2,705    1,731       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    11.04       --       --    --
   Number of Units.........................................................         --       --       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP...................................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $     9.75       --       --    --
   Number of Units.........................................................         --       --       --    --

ProFund VP - Oil & Gas (2001)
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $    15.40 $  12.14 $  10.12
   EOP Unit Value.......................................................... $    19.84 $  15.40 $  12.14 10.12
   Number of Units.........................................................  1,062,333  888,111  114,553 1,660
   With GMWB...............................................................
   BOP Unit Value.......................................................... $    15.37 $  12.12       --
   EOP Unit Value.......................................................... $    19.77 $  15.37 $  12.12    --
   Number of Units.........................................................    137,222   58,804    4,007    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value.......................................................... $    15.32 $  12.10       --
   EOP Unit Value.......................................................... $    19.68 $  15.32 $  12.10    --
   Number of Units.........................................................    268,966  174,913   25,623    --
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value.......................................................... $    13.80       --       --
   EOP Unit Value.......................................................... $    17.71 $  13.80       --    --
   Number of Units.........................................................     31,117   29,672       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value.......................................................... $    15.23 $  12.07       --
   EOP Unit Value.......................................................... $    19.52 $  15.23 $  12.07    --
   Number of Units.........................................................     47,094   14,353    2,434    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value.......................................................... $    13.76       --       --
   EOP Unit Value.......................................................... $    17.61 $  13.76       --    --
   Number of Units.........................................................     19,445    6,676       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP...................................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    10.95       --       --    --
   Number of Units.........................................................         --       --       --    --

ProFund VP - Financials (2001)
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $    13.48 $  12.45 $   9.84
   EOP Unit Value.......................................................... $    13.75 $  13.48 $  12.45  9.84
   Number of Units.........................................................    556,706  323,190  134,420 2,066
   With GMWB...............................................................
   BOP Unit Value.......................................................... $    13.45 $  12.44       --
   EOP Unit Value.......................................................... $    13.71 $  13.45 $  12.44    --
   Number of Units.........................................................     36,201   17,749    1,060    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value.......................................................... $    13.41 $  12.42       --
   EOP Unit Value.......................................................... $    13.64 $  13.41 $  12.42    --
   Number of Units.........................................................    162,740   35,528   27,402    --
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value.......................................................... $    11.26       --       --
   EOP Unit Value.......................................................... $    11.45 $  11.26       --    --
   Number of Units.........................................................     24,234   15,974       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value.......................................................... $    13.33       --       --
   EOP Unit Value.......................................................... $    13.53 $  13.33       --    --
   Number of Units.........................................................      4,104    1,103       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    11.39       --       --    --
   Number of Units.........................................................      1,100       --       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP...................................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    10.55       --       --    --
   Number of Units.........................................................         --       --       --    --

Sub-account                                                                     2005     2004     2003   2002
-----------                                                                   -------- -------- -------- -----
ProFund VP - Health Care (2001)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  11.10 $  11.05 $   9.59
   EOP Unit Value............................................................ $  11.54 $  11.10 $  11.05  9.59
   Number of Units...........................................................  974,103  518,389  244,228 6,831
   With GMWB.................................................................
   BOP Unit Value............................................................ $  11.07 $  11.04       --
   EOP Unit Value............................................................ $  11.50 $  11.07 $  11.04    --
   Number of Units...........................................................   64,175    8,570    1,969    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  11.04 $  11.02       --
   EOP Unit Value............................................................ $  11.45 $  11.04 $  11.02    --
   Number of Units...........................................................  206,359  139,890   56,392    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  10.65       --       --
   EOP Unit Value............................................................ $  11.04 $  10.65       --    --
   Number of Units...........................................................    8,927    5,322       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  10.98 $  10.99       --
   EOP Unit Value............................................................ $  11.36 $  10.98 $  10.99    --
   Number of Units...........................................................   16,109    4,035    2,123    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.98       --       --    --
   Number of Units...........................................................      500       --       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.48       --       --    --
   Number of Units...........................................................       --       --       --    --

ProFund VP - Industrials (2002)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  14.27 $  12.85       --
   EOP Unit Value............................................................ $  14.34 $  14.27 $  12.85    --
   Number of Units...........................................................  113,692   88,729   20,601    --
   With GMWB.................................................................
   BOP Unit Value............................................................ $  14.24       --       --
   EOP Unit Value............................................................ $  14.30 $  14.24       --    --
   Number of Units...........................................................    6,749    4,426       --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  14.20 $  12.81       --
   EOP Unit Value............................................................ $  14.23 $  14.20 $  12.81    --
   Number of Units...........................................................   93,442   14,026    4,507    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  12.08       --       --
   EOP Unit Value............................................................ $  12.10 $  12.08       --    --
   Number of Units...........................................................    3,013    4,381       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  14.12       --       --
   EOP Unit Value............................................................ $  14.12 $  14.12       --    --
   Number of Units...........................................................      664      945       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  12.04       --       --
   EOP Unit Value............................................................ $  12.03 $  12.04       --    --
   Number of Units...........................................................       --      807       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.08       --       --    --
   Number of Units...........................................................       --       --       --    --

ProFund VP - Internet (2002)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  19.83 $  16.67       --
   EOP Unit Value............................................................ $  20.90 $  19.83 $  16.67    --
   Number of Units...........................................................    2,197    3,806    1,210    --
   With GMWB.................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --    --
   Number of Units...........................................................       --       --       --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --    --
   Number of Units...........................................................       --       --       --    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --    --
   Number of Units...........................................................       --       --       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --    --
   Number of Units...........................................................       --       --       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --    --
   Number of Units...........................................................       --       --       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  12.74       --       --    --
   Number of Units...........................................................       --       --       --    --

Sub-account                                                                    2005      2004     2003    2002
-----------                                                                 ---------- -------- -------- ------
ProFund VP - Pharmaceuticals (2002)
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $     8.88 $   9.97 $   9.63
   EOP Unit Value.......................................................... $     8.38 $   8.88 $   9.97   9.63
   Number of Units.........................................................    337,606  246,789   77,105  2,545
   With GMWB...............................................................
   BOP Unit Value.......................................................... $     8.86 $   9.96       --
   EOP Unit Value.......................................................... $     8.35 $   8.86 $   9.96     --
   Number of Units.........................................................     14,623   23,137    2,871     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value.......................................................... $     8.83 $   9.94       --
   EOP Unit Value.......................................................... $     8.31 $   8.83 $   9.94     --
   Number of Units.........................................................     38,751   70,946    6,346     --
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value.......................................................... $     9.44       --       --
   EOP Unit Value.......................................................... $     8.87 $   9.44       --     --
   Number of Units.........................................................      8,146    5,382       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value.......................................................... $     8.78 $   9.91       --
   EOP Unit Value.......................................................... $     8.25 $   8.78 $   9.91     --
   Number of Units.........................................................      4,239    3,939    1,646     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $     8.82       --       --     --
   Number of Units.........................................................        423       --       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...............................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $     9.46       --       --     --
   Number of Units.........................................................         --       --       --     --

ProFund VP - Precious Metals (2002)
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $    13.64 $  15.44 $  11.30
   EOP Unit Value.......................................................... $    16.90 $  13.64 $  15.44   11.3
   Number of Units.........................................................  1,038,247  457,761  390,896 19,964
   With GMWB...............................................................
   BOP Unit Value.......................................................... $    13.61       --       --
   EOP Unit Value.......................................................... $    16.85 $  13.61       --     --
   Number of Units.........................................................    129,263   42,627       --     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value.......................................................... $    13.57 $  15.39       --
   EOP Unit Value.......................................................... $    16.77 $  13.57 $  15.39     --
   Number of Units.........................................................    355,678  111,588   44,664     --
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value.......................................................... $    10.17       --       --
   EOP Unit Value.......................................................... $    12.56 $  10.17       --     --
   Number of Units.........................................................     98,463   93,541       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value.......................................................... $    13.49 $  15.35       --
   EOP Unit Value.......................................................... $    16.64 $  13.49 $  15.35     --
   Number of Units.........................................................     44,065    7,072    1,458     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value.......................................................... $    10.14 $  11.55       --
   EOP Unit Value.......................................................... $    12.49 $  10.14 $  11.55     --
   Number of Units.........................................................     83,314   11,671   23,284     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...............................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    12.02       --       --     --
   Number of Units.........................................................         --       --       --     --

ProFund VP - Real Estate (2001)
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $    16.63 $  13.33 $  10.20
   EOP Unit Value.......................................................... $    17.42 $  16.63 $  13.33   10.2
   Number of Units.........................................................    419,232  509,763  136,941 12,789
   With GMWB...............................................................
   BOP Unit Value.......................................................... $    16.60 $  13.31       --
   EOP Unit Value.......................................................... $    17.36 $  16.60 $  13.31     --
   Number of Units.........................................................     41,820   58,062    3,835     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value.......................................................... $    16.54 $  13.29       --
   EOP Unit Value.......................................................... $    17.28 $  16.54 $  13.29     --
   Number of Units.........................................................     85,608  128,625   32,970     --
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value.......................................................... $    13.06       --       --
   EOP Unit Value.......................................................... $    13.63 $  13.06       --     --
   Number of Units.........................................................     11,101   22,857       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value.......................................................... $    16.45       --       --
   EOP Unit Value.......................................................... $    17.14 $  16.45       --     --
   Number of Units.........................................................     10,494      629       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value.......................................................... $    13.02       --       --
   EOP Unit Value.......................................................... $    13.55 $  13.02       --     --
   Number of Units.........................................................      5,880    1,198       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...............................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    11.20       --       --     --
   Number of Units.........................................................         --       --       --     --

Sub-account                                                                     2005     2004    2003   2002
-----------                                                                   -------- -------- ------- -----
ProFund VP - Semiconductor (2002)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  11.95 $  15.93      --
   EOP Unit Value............................................................ $  12.73 $  11.95 $ 15.93    --
   Number of Units...........................................................      730    3,639   3,475    --
   With GMWB.................................................................
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................       --       --      --    --
   Number of Units...........................................................       --       --      --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................       --       --      --    --
   Number of Units...........................................................       --       --      --    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................       --       --      --    --
   Number of Units...........................................................       --       --      --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................       --       --      --    --
   Number of Units...........................................................       --       --      --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................       --       --      --    --
   Number of Units...........................................................       --       --      --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................ $  10.67       --      --    --
   Number of Units...........................................................       --       --      --    --

ProFund VP - Technology (2001)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  12.99 $  13.30      --
   EOP Unit Value............................................................ $  12.90 $  12.99 $ 13.30    --
   Number of Units...........................................................       --    9,239   6,845    --
   With GMWB.................................................................
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................       --       --      --    --
   Number of Units...........................................................       --       --      --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................       --       --      --    --
   Number of Units...........................................................       --       --      --    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................       --       --      --    --
   Number of Units...........................................................       --       --      --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................       --       --      --    --
   Number of Units...........................................................       --       --      --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................       --       --      --    --
   Number of Units...........................................................       --       --      --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................ $  10.56       --      --    --
   Number of Units...........................................................       --       --      --    --

ProFund VP - Telecommunications (2001)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  11.43 $  10.08 $ 10.03
   EOP Unit Value............................................................ $  10.47 $  11.43 $ 10.08 10.03
   Number of Units...........................................................  159,504  212,127  47,283 3,642
   With GMWB.................................................................
   BOP Unit Value............................................................ $  11.40       --      --
   EOP Unit Value............................................................ $  10.43 $  11.40      --    --
   Number of Units...........................................................   11,185    6,379      --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  11.37 $  10.05      --
   EOP Unit Value............................................................ $  10.38 $  11.37 $ 10.05    --
   Number of Units...........................................................   13,916   34,691  13,783    --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  12.54       --      --
   EOP Unit Value............................................................ $  11.44 $  12.54      --    --
   Number of Units...........................................................      482    4,099      --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  11.31       --      --
   EOP Unit Value............................................................ $  10.30 $  11.31      --    --
   Number of Units...........................................................   14,202   11,741      --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................ $  12.50       --      --
   EOP Unit Value............................................................ $  11.38 $  12.50      --    --
   Number of Units...........................................................    1,384    2,691      --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --      --
   EOP Unit Value............................................................ $   9.76       --      --    --
   Number of Units...........................................................       --       --      --    --

Sub-account                                                                2005       2004      2003    2002
-----------                                                             ---------- ---------- -------- ------
ProFund VP - Utilities (2001)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    15.00 $    12.63 $  10.61
   EOP Unit Value...................................................... $    16.64 $    15.00 $  12.63  10.61
   Number of Units.....................................................    728,412    332,768   93,690  8,871
   With GMWB...........................................................
   BOP Unit Value...................................................... $    14.97 $    12.62       --
   EOP Unit Value...................................................... $    16.59 $    14.97 $  12.62     --
   Number of Units.....................................................     65,915     57,208    8,137     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    14.92 $    12.60       --
   EOP Unit Value...................................................... $    16.51 $    14.92 $  12.60     --
   Number of Units.....................................................    276,153     87,691   10,588     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    12.51         --       --
   EOP Unit Value...................................................... $    13.82 $    12.51       --     --
   Number of Units.....................................................     22,152     21,365       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    14.84         --       --
   EOP Unit Value...................................................... $    16.38 $    14.84       --     --
   Number of Units.....................................................     12,802      7,490       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    12.47         --       --
   EOP Unit Value...................................................... $    13.75 $    12.47       --     --
   Number of Units.....................................................      2,505        573       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.62         --       --     --
   Number of Units.....................................................         --         --       --     --

ProFund VP - Bull (2002)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    12.82 $    12.01 $   9.75
   EOP Unit Value...................................................... $    12.92 $    12.82 $  12.01   9.75
   Number of Units.....................................................  1,393,666  2,052,501  708,248 10,297
   With GMWB...........................................................
   BOP Unit Value...................................................... $    12.79 $    12.00       --
   EOP Unit Value...................................................... $    12.88 $    12.79 $  12.00     --
   Number of Units.....................................................    482,071    171,187    1,179     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    12.75 $    11.98 $   9.75
   EOP Unit Value...................................................... $    12.82 $    12.75 $  11.98   9.75
   Number of Units.....................................................    227,581    570,114   58,349    400
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    11.25 $    10.58       --
   EOP Unit Value...................................................... $    11.30 $    11.25 $  10.58     --
   Number of Units.....................................................     65,965     31,600      427     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    12.68 $    11.94       --
   EOP Unit Value...................................................... $    12.72 $    12.68 $  11.94     --
   Number of Units.....................................................     45,152     88,697   10,714     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    11.21         --       --
   EOP Unit Value...................................................... $    11.23 $    11.21       --     --
   Number of Units.....................................................     87,712     12,971       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.14         --       --     --
   Number of Units.....................................................         --         --       --     --

ProFund VP - Bear (2001)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     6.60 $     7.49 $  10.13
   EOP Unit Value...................................................... $     6.38 $     6.60 $   7.49  10.13
   Number of Units.....................................................    723,318    289,105  716,467 28,618
   With GMWB...........................................................
   BOP Unit Value...................................................... $     6.58         --       --
   EOP Unit Value...................................................... $     6.36 $     6.58       --     --
   Number of Units.....................................................    481,337     41,480       --     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     6.56 $     7.47 $  10.13
   EOP Unit Value...................................................... $     6.33 $     6.56 $   7.47  10.13
   Number of Units.....................................................     94,984     60,475   36,686  1,514
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     8.15 $     9.29       --
   EOP Unit Value...................................................... $     7.86 $     8.15 $   9.29     --
   Number of Units.....................................................     27,580     10,709    7,927     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     6.52 $     7.45       --
   EOP Unit Value...................................................... $     6.28 $     6.52 $   7.45     --
   Number of Units.....................................................     52,028     14,578   13,622     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $     8.12 $     9.29       --
   EOP Unit Value...................................................... $     7.81 $     8.12 $   9.29     --
   Number of Units.....................................................     69,365      1,620     7293     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $     9.56         --       --     --
   Number of Units.....................................................         --         --       --     --

Sub-account                                                                2005       2004      2003    2002
-----------                                                             ---------- ---------- -------- ------
ProFund VP - Ultra Bull (2001)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    16.58 $    14.42 $   9.61
   EOP Unit Value...................................................... $    16.69 $    16.58 $  14.42   9.61
   Number of Units.....................................................     16,473      9,518    1,432    245
   With GMWB...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value......................................................         --         --       --     --
   Number of Units.....................................................         --         --       --     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value......................................................         --         --       --     --
   Number of Units.....................................................         --         --       --     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value......................................................         --         --       --     --
   Number of Units.....................................................         --         --       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value......................................................         --         --       --     --
   Number of Units.....................................................         --         --       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value......................................................         --         --       --     --
   Number of Units.....................................................         --         --       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.27         --       --     --
   Number of Units.....................................................         --         --       --     --

ProFund VP - OTC (2001)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    14.34 $    13.47 $   9.36
   EOP Unit Value...................................................... $    14.10 $    14.34 $  13.47   9.36
   Number of Units.....................................................  1,350,489  1,807,904  810,005 13,113
   With GMWB...........................................................
   BOP Unit Value...................................................... $    14.31 $    13.46       --
   EOP Unit Value...................................................... $    14.05 $    14.31 $  13.46     --
   Number of Units.....................................................    151,639    128,923    5,378     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    14.27 $    13.44       --
   EOP Unit Value...................................................... $    13.99 $    14.27 $  13.44     --
   Number of Units.....................................................    235,354    225,055   34,480     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    10.92         --       --
   EOP Unit Value...................................................... $    10.69 $    10.92       --     --
   Number of Units.....................................................     74,795     28,507       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    14.19         --       --
   EOP Unit Value...................................................... $    13.88 $    14.19       --     --
   Number of Units.....................................................      7,108     32,376       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    10.88         --       --
   EOP Unit Value...................................................... $    10.63 $    10.88       --     --
   Number of Units.....................................................     31,609     14,308       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.57         --       --     --
   Number of Units.....................................................         --         --       --     --

ProFund VP - Short OTC (2002)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     5.60 $     6.42 $  10.43
   EOP Unit Value...................................................... $     5.53 $     5.60 $   6.42  10.43
   Number of Units.....................................................    480,112    181,352  196,526 15,308
   With GMWB...........................................................
   BOP Unit Value...................................................... $     5.58         --       --
   EOP Unit Value...................................................... $     5.52 $     5.58       --     --
   Number of Units.....................................................    144,312      7,191       --     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     5.57 $     6.40       --
   EOP Unit Value...................................................... $     5.49 $     5.57 $   6.40     --
   Number of Units.....................................................    182,361     65,148   20,167     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value......................................................         -- $     9.49       --
   EOP Unit Value...................................................... $     8.13         -- $   9.49     --
   Number of Units.....................................................     48,058         --    7,708     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     5.54 $     6.38       --
   EOP Unit Value...................................................... $     5.45 $     5.54 $   6.38     --
   Number of Units.....................................................     18,605     16,306   16,907     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $     8.08         --       --     --
   Number of Units.....................................................     53,239         --       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $     9.16         --       --     --
   Number of Units.....................................................         --         --       --     --

Sub-account                                                                    2005      2004     2003   2002
-----------                                                                 ---------- -------- -------- -----
ProFund VP - UltraOTC (1999)
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $    19.36 $  17.30 $   8.70
   EOP Unit Value.......................................................... $    18.28 $  19.36 $  17.30   8.7
   Number of Units.........................................................     39,390   22,282    5,905   233
   With GMWB...............................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value..........................................................         --       --       --    --
   Number of Units.........................................................         --       --       --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value..........................................................         --       --       --    --
   Number of Units.........................................................         --       --       --    --
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value..........................................................         --       --       --    --
   Number of Units.........................................................         --       --       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value..........................................................         --       --       --    --
   Number of Units.........................................................         --       --       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value..........................................................         --       --       --    --
   Number of Units.........................................................         --       --       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP...................................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    11.06       --       --    --
   Number of Units.........................................................         --       --       --    --

ProFund VP - Mid-Cap Value (2002)
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $    15.24 $  13.40 $  10.06
   EOP Unit Value.......................................................... $    16.28 $  15.24 $  13.40 10.06
   Number of Units.........................................................    783,182  626,618  462,172 4,777
   With GMWB...............................................................
   BOP Unit Value.......................................................... $    15.21 $  13.39       --
   EOP Unit Value.......................................................... $    16.23 $  15.21 $  13.39    --
   Number of Units.........................................................    101,182  110,312    4,164    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value.......................................................... $    15.16 $  13.36 $  10.06
   EOP Unit Value.......................................................... $    16.15 $  15.16 $  13.36 10.06
   Number of Units.........................................................    247,386  304,648   99,189 4,799
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value.......................................................... $    12.20 $  10.77       --
   EOP Unit Value.......................................................... $    12.98 $  12.20 $  10.77    --
   Number of Units.........................................................     35,137   39,454    3,516    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value.......................................................... $    15.08 $  13.33       --
   EOP Unit Value.......................................................... $    16.02 $  15.08 $  13.33    --
   Number of Units.........................................................     32,273   12,473      916    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value.......................................................... $    12.17       --       --
   EOP Unit Value.......................................................... $    12.91 $  12.17       --    --
   Number of Units.........................................................     18,885    3,507       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP...................................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    10.62       --       --    --
   Number of Units.........................................................         --       --       --    --

ProFund VP - Mid-Cap Growth (2002)
   With any one of GRO Plus, EBP or HAV....................................
   BOP Unit Value.......................................................... $    13.42 $  12.32 $   9.82
   EOP Unit Value.......................................................... $    14.65 $  13.42 $  12.32  9.82
   Number of Units.........................................................  1,210,311  579,666  295,528 1,587
   With GMWB...............................................................
   BOP Unit Value.......................................................... $    13.39 $  12.31       --
   EOP Unit Value.......................................................... $    14.60 $  13.39 $  12.31    --
   Number of Units.........................................................    396,894   53,472    2,028    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.
   BOP Unit Value.......................................................... $    13.35 $  12.28 $   9.81
   EOP Unit Value.......................................................... $    14.53 $  13.35 $  12.28  9.81
   Number of Units.........................................................    263,504  163,302   47,141 1,583
   With LT5 or with any one of EBP or HAV and GMWB.........................
   BOP Unit Value.......................................................... $    11.12 $  10.24       --
   EOP Unit Value.......................................................... $    12.09 $  11.12 $  10.24    --
   Number of Units.........................................................     34,564   21,341    3,933    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus................
   BOP Unit Value.......................................................... $    13.28 $  12.25       --
   EOP Unit Value.......................................................... $    14.42 $  13.28 $  12.25    --
   Number of Units.........................................................     32,799    6,489    1,274    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..............................................
   BOP Unit Value.......................................................... $    11.09       --       --
   EOP Unit Value.......................................................... $    12.02 $  11.09       --    --
   Number of Units.........................................................     20,099    9,859       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP...................................................................
   BOP Unit Value..........................................................         --       --       --
   EOP Unit Value.......................................................... $    10.78       --       --    --
   Number of Units.........................................................         --       --       --    --

Sub-account                                                                2005       2004       2003     2002
-----------                                                             ---------- ---------- ---------- ------
ProFund VP - UltraMid-Cap (2002)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    20.62 $    16.46 $     9.86
   EOP Unit Value...................................................... $    23.85 $    20.62 $    16.46   9.86
   Number of Units.....................................................    608,698    338,303    136,523  1,673
   With GMWB...........................................................
   BOP Unit Value...................................................... $    20.57 $    16.44         --
   EOP Unit Value...................................................... $    23.77 $    20.57 $    16.44     --
   Number of Units.....................................................    132,000    101,493      3,746     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    20.51 $    16.41         --
   EOP Unit Value...................................................... $    23.66 $    20.51 $    16.41     --
   Number of Units.....................................................    248,718    150,540     88,028     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    13.86         --         --
   EOP Unit Value...................................................... $    15.97 $    13.86         --     --
   Number of Units.....................................................     31,080     27,449         --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    20.40 $    16.37         --
   EOP Unit Value...................................................... $    23.47 $    20.40 $    16.37     --
   Number of Units.....................................................     33,020      2,161        557     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    13.81         --         --
   EOP Unit Value...................................................... $    15.88 $    13.81         --     --
   Number of Units.....................................................     30,049     14,660         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    11.41         --         --     --
   Number of Units.....................................................         --         --         --     --

ProFund VP - Small-Cap Value (2002)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    15.80 $    13.41 $    10.15
   EOP Unit Value...................................................... $    16.12 $    15.80 $    13.41  10.15
   Number of Units.....................................................  1,026,106  2,597,154  1,218,990 19,019
   With GMWB...........................................................
   BOP Unit Value...................................................... $    15.76 $    13.39         --
   EOP Unit Value...................................................... $    16.07 $    15.76 $    13.39     --
   Number of Units.....................................................     79,114    163,443     24,769     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    15.71 $    13.37         --
   EOP Unit Value...................................................... $    15.99 $    15.71 $    13.37     --
   Number of Units.....................................................    288,760    596,413    207,523     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    12.53 $    10.67         --
   EOP Unit Value...................................................... $    12.74 $    12.53 $    10.67     --
   Number of Units.....................................................     21,091     31,732      4,223     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    15.63 $    13.33         --
   EOP Unit Value...................................................... $    15.86 $    15.63 $    13.33     --
   Number of Units.....................................................     32,218     29,856     28,687     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    12.49         --         --
   EOP Unit Value...................................................... $    12.66 $    12.49         --     --
   Number of Units.....................................................      9,865      6,158         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    10.32         --         --     --
   Number of Units.....................................................        499         --         --     --

ProFund VP - Small-Cap Growth (2002)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    15.34 $    13.05 $     9.91
   EOP Unit Value...................................................... $    16.18 $    15.34 $    13.05   9.91
   Number of Units.....................................................  1,645,353  1,611,060  1,289,398 10,572
   With GMWB...........................................................
   BOP Unit Value...................................................... $    15.31 $    13.04         --
   EOP Unit Value...................................................... $    16.13 $    15.31 $    13.04     --
   Number of Units.....................................................    456,506    170,800     21,997     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    15.26 $    13.01         --
   EOP Unit Value...................................................... $    16.05 $    15.26 $    13.01     --
   Number of Units.....................................................    343,203    285,725    210,595     --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $    12.23 $    10.44         --
   EOP Unit Value...................................................... $    12.85 $    12.23 $    10.44     --
   Number of Units.....................................................     63,389     42,134      2,529     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $    15.17 $    12.98         --
   EOP Unit Value...................................................... $    15.93 $    15.17 $    12.98     --
   Number of Units.....................................................     31,782      9,388     30,164     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    12.19         --         --
   EOP Unit Value...................................................... $    12.78 $    12.19         --     --
   Number of Units.....................................................     54,202     13,290         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    10.50         --         --     --
   Number of Units.....................................................      2,613         --         --     --

Sub-account                                                                            2005     2004   2003 2002
-----------                                                                         ---------- ------- ---- ----
ProFund VP Large-Cap Growth
   With any one of GRO Plus, EBP or HAV............................................
   BOP Unit Value.................................................................. $    10.37      --  --
   EOP Unit Value.................................................................. $    10.27 $ 10.37  --   --
   Number of Units.................................................................    908,198  18,860  --   --
   With GMWB.......................................................................
   BOP Unit Value.................................................................. $    10.37      --  --
   EOP Unit Value.................................................................. $    10.26 $ 10.37  --   --
   Number of Units.................................................................     82,641   2,860  --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.........
   BOP Unit Value.................................................................. $    10.37      --  --
   EOP Unit Value.................................................................. $    10.24 $ 10.37  --   --
   Number of Units.................................................................    125,451   6,286  --   --
   With LT5 or with any one of EBP or HAV and GMWB.................................
   BOP Unit Value.................................................................. $    10.37      --  --
   EOP Unit Value.................................................................. $    10.23 $ 10.37  --   --
   Number of Units.................................................................     22,429     554  --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus........................
   BOP Unit Value.................................................................. $    10.37      --  --
   EOP Unit Value.................................................................. $    10.21 $ 10.37  --   --
   Number of Units.................................................................     47,332      84  --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or
     HDV and GMWB..................................................................
   BOP Unit Value..................................................................         --      --  --
   EOP Unit Value.................................................................. $    10.20      --  --   --
   Number of Units.................................................................     11,037      --  --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP......
   BOP Unit Value..................................................................         --      --  --
   EOP Unit Value.................................................................. $    10.01      --  --   --
   Number of Units.................................................................         --      --  --   --

ProFund VP Large-Cap Value
   With any one of GRO Plus, EBP or HAV............................................
   BOP Unit Value.................................................................. $    10.36      --  --
   EOP Unit Value.................................................................. $    10.48 $ 10.36  --   --
   Number of Units.................................................................  1,039,136  36,170  --   --
   With GMWB.......................................................................
   BOP Unit Value.................................................................. $    10.36      --  --
   EOP Unit Value.................................................................. $    10.46 $ 10.36  --   --
   Number of Units.................................................................     48,990   3,802  --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.........
   BOP Unit Value.................................................................. $    10.36      --  --
   EOP Unit Value.................................................................. $    10.45 $ 10.36  --   --
   Number of Units.................................................................    268,719   1,123  --   --
   With LT5 or with any one of EBP or HAV and GMWB.................................
   BOP Unit Value.................................................................. $    10.36      --  --
   EOP Unit Value.................................................................. $    10.43 $ 10.36  --   --
   Number of Units.................................................................     11,553     554  --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus........................
   BOP Unit Value.................................................................. $    10.36      --  --
   EOP Unit Value.................................................................. $    10.42 $ 10.36  --   --
   Number of Units.................................................................     52,611      84  --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or
     HDV and GMWB..................................................................
   BOP Unit Value..................................................................         --      --  --
   EOP Unit Value.................................................................. $    10.40      --  --   --
   Number of Units.................................................................     10,329      --  --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP......
   BOP Unit Value..................................................................         --      --  --
   EOP Unit Value.................................................................. $    10.22      --  --   --
   Number of Units.................................................................         --      --  --   --

ProFund VP Short Mid-Cap
   With any one of GRO Plus, EBP or HAV............................................
   BOP Unit Value..................................................................         --      --  --
   EOP Unit Value.................................................................. $     8.61      --  --   --
   Number of Units.................................................................         --      --  --   --
   With GMWB.......................................................................
   BOP Unit Value..................................................................         --      --  --
   EOP Unit Value..................................................................         --      --  --   --
   Number of Units.................................................................         --      --  --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.........
   BOP Unit Value..................................................................         --      --  --
   EOP Unit Value..................................................................         --      --  --   --
   Number of Units.................................................................         --      --  --   --
   With LT5 or with any one of EBP or HAV and GMWB.................................
   BOP Unit Value..................................................................         --      --  --
   EOP Unit Value..................................................................         --      --  --   --
   Number of Units.................................................................         --      --  --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus........................
   BOP Unit Value..................................................................         --      --  --
   EOP Unit Value..................................................................         --      --  --   --
   Number of Units.................................................................         --      --  --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or
     HDV and GMWB..................................................................
   BOP Unit Value..................................................................         --      --  --
   EOP Unit Value..................................................................         --      --  --   --
   Number of Units.................................................................         --      --  --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP......
   BOP Unit Value..................................................................         --      --  --
   EOP Unit Value.................................................................. $     8.96      --  --   --
   Number of Units.................................................................         --      --  --   --

Sub-account                                                                     2005     2004     2003    2002
-----------                                                                   -------- -------- -------- ------
ProFund VP Short Small-Cap
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $   9.54       --       --
   EOP Unit Value............................................................ $   9.08 $   9.54       --     --
   Number of Units...........................................................    6,434  136,809       --     --
   With GMWB.................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $   9.19       --       --     --
   Number of Units...........................................................       --       --       --     --

ProFund VP - UltraSmall - Cap (1999)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  24.98 $  19.43       --
   EOP Unit Value............................................................ $  24.46 $  24.98 $  19.43     --
   Number of Units...........................................................    4,105   32,780   13,082     --
   With GMWB.................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................       --       --       --     --
   Number of Units...........................................................       --       --       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.68       --       --     --
   Number of Units...........................................................       --       --       --     --

ProFund VP - U.S. Government Plus (2002)
   With any one of GRO Plus, EBP or HAV......................................
   BOP Unit Value............................................................ $  10.34 $   9.75 $  10.19
   EOP Unit Value............................................................ $  11.06 $  10.34 $   9.75  10.19
   Number of Units...........................................................  849,752  372,142  291,892 22,148
   With GMWB.................................................................
   BOP Unit Value............................................................ $  10.32 $   9.73       --
   EOP Unit Value............................................................ $  11.03 $  10.32 $   9.73     --
   Number of Units...........................................................  250,769  120,311   14,956     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV...
   BOP Unit Value............................................................ $  10.29 $   9.72 $  10.19
   EOP Unit Value............................................................ $  10.97 $  10.29 $   9.72  10.19
   Number of Units...........................................................  160,144  111,072   32,854    609
   With LT5 or with any one of EBP or HAV and GMWB...........................
   BOP Unit Value............................................................ $  10.80       --       --
   EOP Unit Value............................................................ $  11.51 $  10.80       --     --
   Number of Units...........................................................   48,139    4,588       --     --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus..................
   BOP Unit Value............................................................ $  10.23       --       --
   EOP Unit Value............................................................ $  10.89 $  10.23       --     --
   Number of Units...........................................................   35,357   13,114       --     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo
     5% or HDV and GMWB......................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  11.44       --       --     --
   Number of Units...........................................................   12,519       --       --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP.....................................................................
   BOP Unit Value............................................................       --       --       --
   EOP Unit Value............................................................ $  10.57       --       --     --
   Number of Units...........................................................       --       --       --     --

Sub-account                                                                2005       2004      2003   2002
-----------                                                             ---------- ---------- -------- -----
ProFund VP - Rising Rates Opportunity (2002)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     7.97 $     9.12 $   9.69
   EOP Unit Value...................................................... $     7.20 $     7.97 $   9.12  9.69
   Number of Units.....................................................  1,537,481  2,060,525  445,486 9,028
   With GMWB...........................................................
   BOP Unit Value...................................................... $     7.95 $     9.11       --
   EOP Unit Value...................................................... $     7.18 $     7.95 $   9.11    --
   Number of Units.....................................................    354,903    333,355    4,991    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     7.93 $     9.09       --
   EOP Unit Value...................................................... $     7.15 $     7.93 $   9.09    --
   Number of Units.....................................................    558,492    588,490   82,598    --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value...................................................... $     8.31         --       --
   EOP Unit Value...................................................... $     7.48 $     8.31       --    --
   Number of Units.....................................................    241,711    219,942       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value...................................................... $     7.89 $     9.07       --
   EOP Unit Value...................................................... $     7.09 $     7.89 $   9.07    --
   Number of Units.....................................................    127,134     52,002   10,876    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $     8.28         --       --
   EOP Unit Value...................................................... $     7.44 $     8.28       --    --
   Number of Units.....................................................     22,616     14,108       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $     9.10         --       --    --
   Number of Units.....................................................         --         --       --    --

Access VP High Yield
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value......................................................         --
   EOP Unit Value...................................................... $    10.55         --       --    --
   Number of Units.....................................................         --         --       --    --
   With GMWB...........................................................
   BOP Unit Value......................................................         --
   EOP Unit Value...................................................... $    10.54         --       --    --
   Number of Units.....................................................         --         --       --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value......................................................         --
   EOP Unit Value...................................................... $    10.53         --       --    --
   Number of Units.....................................................         --         --       --    --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value......................................................         --
   EOP Unit Value...................................................... $    10.52         --       --    --
   Number of Units.....................................................         --         --       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value......................................................         --
   EOP Unit Value...................................................... $    10.51         --       --    --
   Number of Units.....................................................         --         --       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.50         --       --    --
   Number of Units.....................................................         --         --       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $    10.48         --       --    --
   Number of Units.....................................................         --         --       --    --

First Trust(R) 10 Uncommon Values (2000)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    14.39 $    13.17       --
   EOP Unit Value...................................................... $    14.20 $    14.39 $  13.17    --
   Number of Units.....................................................         --         28      467    --
   With GMWB...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value......................................................         --         --       --    --
   Number of Units.....................................................         --         --       --    --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value......................................................         --         --       --    --
   Number of Units.....................................................         --         --       --    --
   With LT5 or with any one of EBP or HAV and GMWB.....................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value......................................................         --         --       --    --
   Number of Units.....................................................         --         --       --    --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus............
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value......................................................         --         --       --    --
   Number of Units.....................................................         --         --       --    --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value......................................................         --         --       --    --
   Number of Units.....................................................         --         --       --    --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP...........................................................
   BOP Unit Value......................................................         --         --       --
   EOP Unit Value...................................................... $     9.76         --       --    --
   Number of Units.....................................................         --         --       --    --

Sub-account                                                                         2005       2004    2003 2002
-----------                                                                      ---------- ---------- ---- ----
First Trust Global Dividend Target 15
   With any one of GRO Plus, EBP or HAV.........................................
   BOP Unit Value............................................................... $    11.83         --  --
   EOP Unit Value............................................................... $    12.78 $    11.83  --   --
   Number of Units..............................................................    556,109    303,452  --   --
   With GMWB....................................................................
   BOP Unit Value............................................................... $    11.82         --  --
   EOP Unit Value............................................................... $    12.76 $    11.82  --   --
   Number of Units..............................................................    179,027    108,014  --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV......
   BOP Unit Value............................................................... $    11.81         --  --
   EOP Unit Value............................................................... $    12.73 $    11.81  --   --
   Number of Units..............................................................    164,702     65,909  --   --
   With LT5 or with any one of EBP or HAV and GMWB..............................
   BOP Unit Value............................................................... $    11.80         --  --
   EOP Unit Value............................................................... $    12.71 $    11.80  --   --
   Number of Units..............................................................     17,500      6,777  --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus.....................
   BOP Unit Value............................................................... $    11.79         --  --
   EOP Unit Value............................................................... $    12.68 $    11.79  --   --
   Number of Units..............................................................     30,022      4,718  --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5%
     or HDV and GMWB............................................................
   BOP Unit Value............................................................... $    11.78         --  --
   EOP Unit Value............................................................... $    12.66 $    11.78  --   --
   Number of Units..............................................................      3,153      3,816  --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP........................................................................
   BOP Unit Value...............................................................         --         --  --
   EOP Unit Value............................................................... $    10.85         --  --   --
   Number of Units..............................................................         --         --  --   --

First Trust Managed VIP
   With any one of GRO Plus, EBP or HAV.........................................
   BOP Unit Value............................................................... $    11.30         --  --
   EOP Unit Value............................................................... $    11.89 $    11.30  --   --
   Number of Units..............................................................  3,682,820  1,562,079  --   --
   With GMWB....................................................................
   BOP Unit Value............................................................... $    11.30         --  --
   EOP Unit Value............................................................... $    11.87 $    11.30  --   --
   Number of Units..............................................................  2,270,636  1,057,901  --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV......
   BOP Unit Value............................................................... $    11.28         --  --
   EOP Unit Value............................................................... $    11.84 $    11.28  --   --
   Number of Units..............................................................  1,216,456    429,320  --   --
   With LT5 or with any one of EBP or HAV and GMWB..............................
   BOP Unit Value............................................................... $    11.28         --  --
   EOP Unit Value............................................................... $    11.82 $    11.28  --   --
   Number of Units..............................................................     63,365     40,194  --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus.....................
   BOP Unit Value............................................................... $    11.27         --  --
   EOP Unit Value............................................................... $    11.79 $    11.27  --   --
   Number of Units..............................................................    168,306    217,324  --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5%
     or HDV and GMWB............................................................
   BOP Unit Value............................................................... $    11.26         --  --
   EOP Unit Value............................................................... $    11.77 $    11.26  --   --
   Number of Units..............................................................     82,099     23,730  --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP........................................................................
   BOP Unit Value...............................................................         --         --  --
   EOP Unit Value............................................................... $    10.45         --  --   --
   Number of Units..............................................................         --         --  --   --

First Trust NASDAQ Target 15
   With any one of GRO Plus, EBP or HAV.........................................
   BOP Unit Value............................................................... $    10.64         --  --
   EOP Unit Value............................................................... $    10.78 $    10.64  --   --
   Number of Units..............................................................         --      1,635  --   --
   With GMWB....................................................................
   BOP Unit Value...............................................................         --         --  --
   EOP Unit Value...............................................................         --         --  --   --
   Number of Units..............................................................         --         --  --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV......
   BOP Unit Value...............................................................         --         --  --
   EOP Unit Value...............................................................         --         --  --   --
   Number of Units..............................................................         --         --  --   --
   With LT5 or with any one of EBP or HAV and GMWB..............................
   BOP Unit Value...............................................................         --         --  --
   EOP Unit Value...............................................................         --         --  --   --
   Number of Units..............................................................         --         --  --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus.....................
   BOP Unit Value...............................................................         --         --  --
   EOP Unit Value...............................................................         --         --  --   --
   Number of Units..............................................................         --         --  --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5%
     or HDV and GMWB............................................................
   BOP Unit Value...............................................................         --         --  --
   EOP Unit Value...............................................................         --         --  --   --
   Number of Units..............................................................         --         --  --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP........................................................................
   BOP Unit Value...............................................................         --         --  --
   EOP Unit Value............................................................... $    10.77         --  --   --
   Number of Units..............................................................         --         --  --   --

Sub-account                                                                         2005      2004   2003 2002
-----------                                                                      ---------- -------- ---- ----
First Trust S&P Target 24
   With any one of GRO Plus, EBP or HAV.........................................
   BOP Unit Value............................................................... $    10.73       --  --
   EOP Unit Value............................................................... $    10.96 $  10.73  --   --
   Number of Units..............................................................    239,580  152,355  --   --
   With GMWB....................................................................
   BOP Unit Value............................................................... $    10.72       --  --
   EOP Unit Value............................................................... $    10.94 $  10.72  --   --
   Number of Units..............................................................    100,938   38,677  --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV......
   BOP Unit Value............................................................... $    10.71       --  --
   EOP Unit Value............................................................... $    10.92 $  10.71  --   --
   Number of Units..............................................................    134,956   72,575  --   --
   With LT5 or with any one of EBP or HAV and GMWB..............................
   BOP Unit Value............................................................... $    10.70       --  --
   EOP Unit Value............................................................... $    10.90 $  10.70  --   --
   Number of Units..............................................................     31,931   11,933  --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus.....................
   BOP Unit Value............................................................... $    10.69       --  --
   EOP Unit Value............................................................... $    10.87 $  10.69  --   --
   Number of Units..............................................................     21,189    3,409  --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5%
     or HDV and GMWB............................................................
   BOP Unit Value............................................................... $    10.68       --  --
   EOP Unit Value............................................................... $    10.85 $  10.68  --   --
   Number of Units..............................................................     10,961    2,359  --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP........................................................................
   BOP Unit Value...............................................................         --       --  --
   EOP Unit Value............................................................... $    10.50       --  --   --
   Number of Units..............................................................         --       --  --   --

First Trust The Dow Target 10
   With any one of GRO Plus, EBP or HAV.........................................
   BOP Unit Value............................................................... $    10.46       --  --
   EOP Unit Value............................................................... $     9.93 $  10.46  --   --
   Number of Units..............................................................    229,012  160,820  --   --
   With GMWB....................................................................
   BOP Unit Value............................................................... $    10.46       --  --
   EOP Unit Value............................................................... $     9.92 $  10.46  --   --
   Number of Units..............................................................    133,119   78,082  --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV......
   BOP Unit Value............................................................... $    10.45       --  --
   EOP Unit Value............................................................... $     9.89 $  10.45  --   --
   Number of Units..............................................................     69,452   82,728  --   --
   With LT5 or with any one of EBP or HAV and GMWB..............................
   BOP Unit Value............................................................... $    10.44       --  --
   EOP Unit Value............................................................... $     9.88 $  10.44  --   --
   Number of Units..............................................................      7,887    3,913  --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus.....................
   BOP Unit Value............................................................... $    10.43       --  --
   EOP Unit Value............................................................... $     9.85 $  10.43  --   --
   Number of Units..............................................................     16,903   10,531  --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5%
     or HDV and GMWB............................................................
   BOP Unit Value............................................................... $    10.42       --  --
   EOP Unit Value............................................................... $     9.83 $  10.42  --   --
   Number of Units..............................................................        487      105  --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP........................................................................
   BOP Unit Value...............................................................         --       --  --
   EOP Unit Value............................................................... $     9.55       --  --   --
   Number of Units..............................................................         --       --  --   --

First Trust The Dow Target Dividend
   With any one of GRO Plus, EBP or HAV.........................................
   BOP Unit Value...............................................................         --       --  --
   EOP Unit Value............................................................... $     9.74       --  --   --
   Number of Units..............................................................  1,422,656       --  --   --
   With GMWB....................................................................
   BOP Unit Value...............................................................         --       --  --
   EOP Unit Value............................................................... $     9.74       --  --   --
   Number of Units..............................................................  1,008,759       --  --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV......
   BOP Unit Value...............................................................         --       --  --
   EOP Unit Value............................................................... $     9.73       --  --   --
   Number of Units..............................................................    187,402       --  --   --
   With LT5 or with any one of EBP or HAV and GMWB..............................
   BOP Unit Value...............................................................         --       --  --
   EOP Unit Value............................................................... $     9.72       --  --   --
   Number of Units..............................................................     20,831       --  --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus.....................
   BOP Unit Value...............................................................         --       --  --
   EOP Unit Value............................................................... $     9.71       --  --   --
   Number of Units..............................................................     86,134       --  --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5%
     or HDV and GMWB............................................................
   BOP Unit Value...............................................................         --       --  --
   EOP Unit Value............................................................... $     9.70       --  --   --
   Number of Units..............................................................     53,405       --  --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP........................................................................
   BOP Unit Value...............................................................         --       --  --
   EOP Unit Value............................................................... $     9.69       --  --   --
   Number of Units..............................................................         --       --  --   --

Sub-account                                                                          2005    2004  2003 2002
-----------                                                                         ------- ------ ---- ----
First Trust Value Line Target 25
   With any one of GRO Plus, EBP or HAV............................................
   BOP Unit Value.................................................................. $ 12.57     --  --
   EOP Unit Value.................................................................. $ 14.76 $12.57  --   --
   Number of Units.................................................................  21,797  4,909  --   --
   With GMWB.......................................................................
   BOP Unit Value..................................................................      --     --  --
   EOP Unit Value..................................................................      --     --  --   --
   Number of Units.................................................................      --     --  --   --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV.........
   BOP Unit Value..................................................................      --     --  --
   EOP Unit Value..................................................................      --     --  --   --
   Number of Units.................................................................      --     --  --   --
   With LT5 or with any one of EBP or HAV and GMWB.................................
   BOP Unit Value..................................................................      --     --  --
   EOP Unit Value..................................................................      --     --  --   --
   Number of Units.................................................................      --     --  --   --
   With HAV, EBP and GRO Plus or with combo 5% and GRO Plus........................
   BOP Unit Value..................................................................      --     --  --
   EOP Unit Value..................................................................      --     --  --   --
   Number of Units.................................................................      --     --  --   --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or
     HDV and GMWB..................................................................
   BOP Unit Value..................................................................      --     --  --
   EOP Unit Value..................................................................      --     --  --   --
   Number of Units.................................................................      --     --  --   --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP......
   BOP Unit Value..................................................................      --     --  --
   EOP Unit Value.................................................................. $ 11.13     --  --   --
   Number of Units.................................................................      --     --  --   --

OPTIMUM FOUR - Statement of Additional Information



Sub-account                                                                2005        2004        2003     2002
-----------                                                             ----------- ----------- ---------- ------
AST JP Morgan International Equity
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     14.65 $     12.75 $     9.95
   EOP Unit Value...................................................... $     15.96 $     14.65 $    12.75   9.95
   Number of Units.....................................................   3,524,141   2,064,681    936,678 90,759
   With GMWB...........................................................
   BOP Unit Value...................................................... $     14.62 $     12.74         --
   EOP Unit Value...................................................... $     15.90 $     14.62 $    12.74     --
   Number of Units.....................................................     411,852     217,166     17,098     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     14.57 $     12.72 $     9.95
   EOP Unit Value...................................................... $     15.83 $     14.57 $    12.72   9.95
   Number of Units.....................................................     560,887     284,319    141,470  6,047
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $      7.86 $      6.87         --
   EOP Unit Value...................................................... $      8.54 $      7.86 $     6.87     --
   Number of Units.....................................................   1,664,852     428,765    400,112     --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     14.49 $     12.68         --
   EOP Unit Value...................................................... $     15.70 $     14.49 $    12.68     --
   Number of Units.....................................................     109,652      38,292     13,590     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     12.32          --         --
   EOP Unit Value...................................................... $     13.34 $     12.32         --     --
   Number of Units.....................................................     106,225      20,718         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     10.56          --         --     --
   Number of Units.....................................................     199,618          --         --     --

AST William Blair International Growth (1997)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     15.21 $     13.35 $     9.72
   EOP Unit Value...................................................... $     17.40 $     15.21 $    13.35   9.72
   Number of Units.....................................................  18,939,826  15,481,627  6,498,151 78,368
   With GMWB...........................................................
   BOP Unit Value...................................................... $     15.18 $     13.34         --
   EOP Unit Value...................................................... $     17.34 $     15.18 $    13.34     --
   Number of Units.....................................................   2,117,272   1,821,923    103,740     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     15.13 $     13.32 $     9.71
   EOP Unit Value...................................................... $     17.26 $     15.13 $    13.32   9.71
   Number of Units.....................................................   3,615,924   2,722,552  1,009,679  5,178
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     15.74 $     13.86         --
   EOP Unit Value...................................................... $     17.93 $     15.74 $    13.86     --
   Number of Units.....................................................   8,655,832     545,075     29,434     --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     15.05 $     13.28         --
   EOP Unit Value...................................................... $     17.12 $     15.05 $    13.28     --
   Number of Units.....................................................     679,350     325,809     32,626     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.94          --         --
   EOP Unit Value...................................................... $     13.57 $     11.94         --     --
   Number of Units.....................................................   1,293,920     135,829         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     11.18          --         --     --
   Number of Units.....................................................   3,223,932          --         --     --

AST LSV International Value
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     15.27 $     12.86 $     9.79
   EOP Unit Value...................................................... $     17.04 $     15.27 $    12.86   9.79
   Number of Units.....................................................   1,137,254     810,108    368,945 22,770
   With GMWB...........................................................
   BOP Unit Value...................................................... $     15.24 $     12.85         --
   EOP Unit Value...................................................... $     16.98 $     15.24 $    12.85     --
   Number of Units.....................................................     151,571      69,494      5,504     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     15.19 $     12.82         --
   EOP Unit Value...................................................... $     16.90 $     15.19 $    12.82     --
   Number of Units.....................................................     223,825     119,845     24,374     --
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $      6.69 $      5.65         --
   EOP Unit Value...................................................... $      7.43 $      6.69 $     5.65     --
   Number of Units.....................................................     487,950     122,795     72,406     --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     15.11 $     12.79         --
   EOP Unit Value...................................................... $     16.77 $     15.11 $    12.79     --
   Number of Units.....................................................      38,769      16,366      1,767     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     12.70          --         --
   EOP Unit Value...................................................... $     14.09 $     12.70         --     --
   Number of Units.....................................................      43,459       5,736         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     10.61          --         --     --
   Number of Units.....................................................      73,916          --         --     --

Sub-account                                                                2005       2004       2003     2002
-----------                                                             ---------- ---------- ---------- ------
AST Small-Cap Growth
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    12.33 $    13.50 $     9.48
   EOP Unit Value...................................................... $    12.27 $    12.33 $    13.50   9.48
   Number of Units.....................................................  1,188,973  1,200,247  1,059,046 47,261
   With GMWB...........................................................
   BOP Unit Value...................................................... $    12.30 $    13.49         --
   EOP Unit Value...................................................... $    12.23 $    12.30 $    13.49     --
   Number of Units.....................................................    105,281    113,913      9,676     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    12.26 $    13.46 $     9.47
   EOP Unit Value...................................................... $    12.18 $    12.26 $    13.46   9.47
   Number of Units.....................................................    174,641    136,313    138,936  6,595
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $    15.30 $    16.82         --
   EOP Unit Value...................................................... $    15.18 $    15.30 $    16.82     --
   Number of Units.....................................................    148,854     67,370     64,850     --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and GRO
     Plus..............................................................
   BOP Unit Value...................................................... $    12.19 $    13.43         --
   EOP Unit Value...................................................... $    12.08 $    12.19 $    13.43     --
   Number of Units.....................................................     34,896     23,253      4,691     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $     9.32         --         --
   EOP Unit Value...................................................... $     9.23 $     9.32         --     --
   Number of Units.....................................................     24,623      1,043         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    10.34         --         --     --
   Number of Units.....................................................     35,838         --         --     --

AST DeAM Small-Cap Growth (1999)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    15.10 $    14.06 $     9.71
   EOP Unit Value...................................................... $    14.87 $    15.10 $    14.06   9.71
   Number of Units.....................................................    775,839    779,045    480,221 12,122
   With GMWB...........................................................
   BOP Unit Value...................................................... $    15.07 $    14.05         --
   EOP Unit Value...................................................... $    14.82 $    15.07 $    14.05     --
   Number of Units.....................................................     76,370     56,414      1,850     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    15.02 $    14.02 $     9.71
   EOP Unit Value...................................................... $    14.75 $    15.02 $    14.02   9.71
   Number of Units.....................................................    154,505    192,105     89,708  1,728
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     7.07 $     6.61         --
   EOP Unit Value...................................................... $     6.94 $     7.07 $     6.61     --
   Number of Units.....................................................    127,712    129,475    131,605     --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and GRO
     Plus..............................................................
   BOP Unit Value...................................................... $    14.94 $    13.98         --
   EOP Unit Value...................................................... $    14.63 $    14.94 $    13.98     --
   Number of Units.....................................................     28,322     18,825      3,753     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    11.03         --         --
   EOP Unit Value...................................................... $    10.79 $    11.03         --     --
   Number of Units.....................................................      7,166      3,398         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    10.22         --         --     --
   Number of Units.....................................................        684         --         --     --

AST Federated Aggressive Growth (2000)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $    19.79 $    16.40 $     9.86
   EOP Unit Value...................................................... $    21.25 $    19.79 $    16.40   9.86
   Number of Units.....................................................  6,965,261  5,192,694  2,615,505 63,097
   With GMWB...........................................................
   BOP Unit Value...................................................... $    19.75 $    16.38         --
   EOP Unit Value...................................................... $    21.18 $    19.75 $    16.38     --
   Number of Units.....................................................    675,624    562,771     37,078     --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $    19.69 $    16.35 $     9.86
   EOP Unit Value...................................................... $    21.08 $    19.69 $    16.35   9.86
   Number of Units.....................................................  1,270,137    808,007    362,906  4,107
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     9.70 $     8.06         --
   EOP Unit Value...................................................... $    10.38 $     9.70 $     8.06     --
   Number of Units.....................................................  5,867,755    324,340     79,226     --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and GRO
     Plus..............................................................
   BOP Unit Value...................................................... $    19.58 $    16.30         --
   EOP Unit Value...................................................... $    20.92 $    19.58 $    16.30     --
   Number of Units.....................................................    227,163     95,514     20,181     --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB..........................................
   BOP Unit Value...................................................... $    12.64         --         --
   EOP Unit Value...................................................... $    13.49 $    12.64         --     --
   Number of Units.....................................................    565,771     53,866         --     --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................         --         --         --
   EOP Unit Value...................................................... $    10.86         --         --     --
   Number of Units.....................................................  1,308,596         --         --     --

Sub-account                                                                2005        2004        2003     2002
-----------                                                             ----------- ----------- ---------- -------
AST Small-Cap Value (1997)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     15.34 $     13.43 $    10.08
   EOP Unit Value...................................................... $     16.05 $     15.34 $    13.43   10.08
   Number of Units.....................................................  12,956,155  10,169,483  5,824,200 209,790
   With GMWB...........................................................
   BOP Unit Value...................................................... $     15.31 $     13.41         --
   EOP Unit Value...................................................... $     16.00 $     15.31 $    13.41      --
   Number of Units.....................................................   1,367,354   1,007,926    100,155      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     15.26 $     13.39 $    10.08
   EOP Unit Value...................................................... $     15.92 $     15.26 $    13.39   10.08
   Number of Units.....................................................   2,449,572   1,690,870    767,455  17,411
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     15.87 $     13.95         --
   EOP Unit Value...................................................... $     16.55 $     15.87 $    13.95      --
   Number of Units.....................................................   4,687,842     465,784    275,971      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     15.17 $     13.35         --
   EOP Unit Value...................................................... $     15.80 $     15.17 $    13.35      --
   Number of Units.....................................................     417,155     166,852     34,978      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     12.11          --         --
   EOP Unit Value...................................................... $     12.59 $     12.11         --      --
   Number of Units.....................................................     705,873      91,011         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     10.55          --         --      --
   Number of Units.....................................................   1,620,165          --         --      --

AST Goldman Sachs Mid-Cap Growth (2000)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     14.55 $     12.75 $     9.87
   EOP Unit Value...................................................... $     14.95 $     14.55 $    12.75    9.87
   Number of Units.....................................................   6,665,807   5,139,643  2,379,820  66,279
   With GMWB...........................................................
   BOP Unit Value...................................................... $     14.52 $     12.73         --
   EOP Unit Value...................................................... $     14.91 $     14.52 $    12.73      --
   Number of Units.....................................................     701,854     516,261     37,400      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     14.47 $     12.71 $     9.87
   EOP Unit Value...................................................... $     14.84 $     14.47 $    12.71    9.87
   Number of Units.....................................................   1,394,968     994,493    365,115   2,488
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $      4.24 $      3.73         --
   EOP Unit Value...................................................... $      4.34 $      4.24 $     3.73      --
   Number of Units.....................................................   8,890,703     457,010    175,708      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     14.39 $     12.68         --
   EOP Unit Value...................................................... $     14.72 $     14.39 $    12.68      --
   Number of Units.....................................................     279,699     124,672     12,201      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.91          --         --
   EOP Unit Value...................................................... $     12.17 $     11.91         --      --
   Number of Units.....................................................     369,860      33,665         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     10.48          --         --      --
   Number of Units.....................................................     817,665          --         --      --

AST Neuberger Berman Mid-Cap Value (1993)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     16.08 $     13.34 $     9.98
   EOP Unit Value...................................................... $     17.68 $     16.08 $    13.34    9.98
   Number of Units.....................................................  11,873,660   9,335,288  4,786,623 163,415
   With GMWB...........................................................
   BOP Unit Value...................................................... $     16.04 $     13.33         --
   EOP Unit Value...................................................... $     17.62 $     16.04 $    13.33      --
   Number of Units.....................................................   1,232,726     937,314     87,253      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     15.99 $     13.31 $     9.97
   EOP Unit Value...................................................... $     17.54 $     15.99 $    13.31    9.97
   Number of Units.....................................................   2,280,094   1,457,788    610,598  10,745
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     15.99 $     13.32         --
   EOP Unit Value...................................................... $     17.52 $     15.99 $    13.32      --
   Number of Units.....................................................   3,716,512     537,445    370,965      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     15.91 $     13.27         --
   EOP Unit Value...................................................... $     17.40 $     15.91 $    13.27      --
   Number of Units.....................................................     325,520     154,749     21,843      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     12.97          --         --
   EOP Unit Value...................................................... $     14.18 $     12.97         --      --
   Number of Units.....................................................     576,055      95,076         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     10.78          --         --      --
   Number of Units.....................................................   1,285,713          --         --      --

Sub-account                                                                2005        2004        2003      2002
-----------                                                             ----------- ----------- ----------- -------
AST T. Rowe Price Large-Cap Growth
(formerly AST AllianceBernstein Large-Cap Growth)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     11.76 $     11.34 $      9.34
   EOP Unit Value...................................................... $     13.43 $     11.76 $     11.34    9.34
   Number of Units.....................................................   1,822,385   1,189,655     717,430  31,105
   With GMWB...........................................................
   BOP Unit Value...................................................... $     11.73 $     11.32          --
   EOP Unit Value...................................................... $     13.39 $     11.73 $     11.32      --
   Number of Units.....................................................     179,576      84,417       2,206      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     11.70 $     11.30 $      9.34
   EOP Unit Value...................................................... $     13.32 $     11.70 $     11.30    9.34
   Number of Units.....................................................     386,909     297,369     114,477   3,975
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $      5.91 $      5.72          --
   EOP Unit Value...................................................... $      6.73 $      5.91 $      5.72      --
   Number of Units.....................................................     309,011     307,367     267,109      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     11.63 $     11.27          --
   EOP Unit Value...................................................... $     13.22 $     11.63 $     11.27      --
   Number of Units.....................................................      41,142      15,562       8,067      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     10.57          --          --
   EOP Unit Value...................................................... $     12.00 $     10.57          --      --
   Number of Units.....................................................      16,120       4,945          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     12.01          --          --      --
   Number of Units.....................................................          --          --          --      --

AST MFS Growth (1999)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     12.39 $     11.41 $      9.47
   EOP Unit Value...................................................... $     12.93 $     12.39 $     11.41    9.47
   Number of Units.....................................................   4,272,543   2,897,175   2,222,614 134,574
   With GMWB...........................................................
   BOP Unit Value...................................................... $     12.37 $     11.40          --
   EOP Unit Value...................................................... $     12.89 $     12.37 $     11.40      --
   Number of Units.....................................................     553,235     304,760      18,900      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     12.33 $     11.38 $      9.46
   EOP Unit Value...................................................... $     12.82 $     12.33 $     11.38    9.46
   Number of Units.....................................................     826,301     442,758     207,063   2,437
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $      6.72 $      6.21          --
   EOP Unit Value...................................................... $      6.98 $      6.72 $      6.21      --
   Number of Units.....................................................   3,719,319     387,463     262,995      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     12.26 $     11.35          --
   EOP Unit Value...................................................... $     12.72 $     12.26 $     11.35      --
   Number of Units.....................................................     212,707      52,718      10,550      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.00          --          --
   EOP Unit Value...................................................... $     11.41 $     11.00          --      --
   Number of Units.....................................................     282,113      33,939          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.66          --          --      --
   Number of Units.....................................................     517,290          --          --      --

AST Marsico Capital Growth (1997)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     13.95 $     12.30 $      9.51
   EOP Unit Value...................................................... $     14.62 $     13.95 $     12.30    9.51
   Number of Units.....................................................  41,075,737  30,793,077  14,975,841 457,013
   With GMWB...........................................................
   BOP Unit Value...................................................... $     13.92 $     12.28          --
   EOP Unit Value...................................................... $     14.58 $     13.92 $     12.28      --
   Number of Units.....................................................   4,378,768   3,136,818     215,988      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     13.88 $     12.26 $      9.51
   EOP Unit Value...................................................... $     14.51 $     13.88 $     12.26    9.51
   Number of Units.....................................................   7,428,911   4,692,895   2,031,583  30,465
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $      9.22 $      8.16          --
   EOP Unit Value...................................................... $      9.63 $      9.22 $      8.16      --
   Number of Units.....................................................  29,347,496   2,016,277     925,591      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     13.80 $     12.23          --
   EOP Unit Value...................................................... $     14.39 $     13.80 $     12.23      --
   Number of Units.....................................................   1,322,889     578,919      70,776      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.61          --          --
   EOP Unit Value...................................................... $     12.09 $     11.61          --      --
   Number of Units.....................................................   2,709,442     263,104          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.80          --          --      --
   Number of Units.....................................................   6,051,062          --          --      --

Sub-account                                                                2005        2004        2003      2002
-----------                                                             ----------- ----------- ----------- -------
AST AllianceBernstein Core Value (2001)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     14.18 $     12.69 $     10.08
   EOP Unit Value...................................................... $     14.68 $     14.18 $     12.69   10.08
   Number of Units.....................................................   3,809,638   3,959,115   2,277,726 386,259
   With GMWB...........................................................
   BOP Unit Value...................................................... $     14.15 $     12.67          --
   EOP Unit Value...................................................... $     14.63 $     14.15 $     12.67      --
   Number of Units.....................................................     256,525     220,419      11,518      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     14.10 $     12.65 $     10.08
   EOP Unit Value...................................................... $     14.56 $     14.10 $     12.65   10.08
   Number of Units.....................................................     620,109     534,389     328,567  30,510
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     11.83 $     10.62          --
   EOP Unit Value...................................................... $     12.20 $     11.83 $     10.62      --
   Number of Units.....................................................     869,597     303,689     216,416      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     14.03 $     12.62          --
   EOP Unit Value...................................................... $     14.45 $     14.03 $     12.62      --
   Number of Units.....................................................      88,839      49,912      10,893      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.86          --          --
   EOP Unit Value...................................................... $     12.21 $     11.86          --      --
   Number of Units.....................................................     207,462      57,669          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.22          --          --      --
   Number of Units.....................................................     215,251          --          --      --

AST AllianceBernstein Growth & Income (1992)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     13.91 $     12.77 $      9.83
   EOP Unit Value...................................................... $     14.30 $     13.91 $     12.77    9.83
   Number of Units.....................................................  38,456,039  27,268,222  13,386,166 165,588
   With GMWB...........................................................
   BOP Unit Value...................................................... $     13.88 $     12.76          --
   EOP Unit Value...................................................... $     14.25 $     13.88 $     12.76      --
   Number of Units.....................................................   4,265,750   2,899,917     187,011      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     13.83 $     12.74 $      9.83
   EOP Unit Value...................................................... $     14.18 $     13.83 $     12.74    9.83
   Number of Units.....................................................   7,461,227   4,694,207   2,029,598   6,100
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     10.72 $      9.88          --
   EOP Unit Value...................................................... $     10.98 $     10.72 $      9.88      --
   Number of Units.....................................................  26,378,598   1,731,512     976,756      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     13.76 $     12.70          --
   EOP Unit Value...................................................... $     14.07 $     13.76 $     12.70      --
   Number of Units.....................................................   1,367,534     564,502      69,435      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.50          --          --
   EOP Unit Value...................................................... $     11.75 $     11.50          --      --
   Number of Units.....................................................   2,705,504     228,955          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.17          --          --      --
   Number of Units.....................................................   6,507,116          --          --      --

AST Large-Cap Value
(formerly AST Hotchkis & Wiley Large-Cap Value)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     13.19 $     11.65 $      9.90
   EOP Unit Value...................................................... $     13.78 $     13.19 $     11.65     9.9
   Number of Units.....................................................   3,227,694   1,916,775     651,074  30,714
   With GMWB...........................................................
   BOP Unit Value...................................................... $     13.16 $     11.63          --
   EOP Unit Value...................................................... $     13.73 $     13.16 $     11.63      --
   Number of Units.....................................................     405,887     173,888      21,961      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     13.12 $     11.61 $      9.90
   EOP Unit Value...................................................... $     13.67 $     13.12 $     11.61     9.9
   Number of Units.....................................................     661,210     198,898      90,092   5,934
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $      9.78 $      8.66          --
   EOP Unit Value...................................................... $     10.17 $      9.78 $      8.66      --
   Number of Units.....................................................   1,212,692     419,818     347,275      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     13.05 $     11.58          --
   EOP Unit Value...................................................... $     13.56 $     13.05 $     11.58      --
   Number of Units.....................................................      86,799      37,159         332      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     11.75          --          --
   EOP Unit Value...................................................... $     12.19 $     11.75          --      --
   Number of Units.....................................................     143,888      23,032          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.46          --          --      --
   Number of Units.....................................................     208,695          --          --      --

Sub-account                                                                2005        2004        2003      2002
-----------                                                             ----------- ----------- ----------- -------
AST T. Rowe Price Global Bond (1994)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     12.17 $     11.42 $     10.31
   EOP Unit Value...................................................... $     11.40 $     12.17 $     11.42   10.31
   Number of Units.....................................................   9,677,417   6,387,666   1,827,606  36,822
   With GMWB...........................................................
   BOP Unit Value...................................................... $     12.14 $     11.40          --
   EOP Unit Value...................................................... $     11.37 $     12.14 $     11.40      --
   Number of Units.....................................................   1,035,774     712,411      24,361      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     12.10 $     11.38 $     10.31
   EOP Unit Value...................................................... $     11.31 $     12.10 $     11.38   10.31
   Number of Units.....................................................   1,956,700   1,195,848     279,110   3,700
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     14.05 $     13.23          --
   EOP Unit Value...................................................... $     13.12 $     14.05 $     13.23      --
   Number of Units.....................................................   5,107,688     191,816     148,319      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     12.04 $     11.35          --
   EOP Unit Value...................................................... $     11.22 $     12.04 $     11.35      --
   Number of Units.....................................................     331,045     137,089      12,591      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     10.94          --          --
   EOP Unit Value...................................................... $     10.19 $     10.94          --      --
   Number of Units.....................................................     769,441      43,652          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $      9.36          --          --      --
   Number of Units.....................................................   1,654,787          --          --      --

AST Lord Abbett Bond-Debenture (2000)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     12.56 $     11.92 $     10.23
   EOP Unit Value...................................................... $     12.46 $     12.56 $     11.92   10.23
   Number of Units.....................................................  11,711,617   7,337,467   4,628,945 162,571
   With GMWB...........................................................
   BOP Unit Value...................................................... $     12.53 $     11.90          --
   EOP Unit Value...................................................... $     12.42 $     12.53 $     11.90      --
   Number of Units.....................................................   1,672,135     904,128      42,593      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     12.49 $     11.88 $     10.23
   EOP Unit Value...................................................... $     12.36 $     12.49 $     11.88   10.23
   Number of Units.....................................................   2,372,397   1,314,641     624,019   7,474
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     12.18 $     11.60          --
   EOP Unit Value...................................................... $     12.04 $     12.18 $     11.60      --
   Number of Units.....................................................   6,285,215     732,155     423,485      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     12.42 $     11.85          --
   EOP Unit Value...................................................... $     12.27 $     12.42 $     11.85      --
   Number of Units.....................................................     465,230     155,764      28,346      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     10.88          --          --
   EOP Unit Value...................................................... $     10.73 $     10.88          --      --
   Number of Units.....................................................     725,723      85,669          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $      9.86          --          --      --
   Number of Units.....................................................   1,664,014          --          --      --

AST PIMCO Total Return Bond (1994)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     10.82 $     10.51 $     10.17
   EOP Unit Value...................................................... $     10.88 $     10.82 $     10.51   10.17
   Number of Units.....................................................  15,662,179  30,067,874  16,012,778 604,147
   With GMWB...........................................................
   BOP Unit Value...................................................... $     10.79 $     10.49          --
   EOP Unit Value...................................................... $     10.84 $     10.79 $     10.49      --
   Number of Units.....................................................   2,236,621   3,495,678     378,676      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     10.76 $     10.48 $     10.17
   EOP Unit Value...................................................... $     10.79 $     10.76 $     10.48   10.17
   Number of Units.....................................................   2,552,300   4,319,279   2,192,336  36,236
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     13.09 $     12.76          --
   EOP Unit Value...................................................... $     13.11 $     13.09 $     12.76      --
   Number of Units.....................................................   5,088,435   2,344,332   1,558,557      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     10.70 $     10.45          --
   EOP Unit Value...................................................... $     10.71 $     10.70 $     10.45      --
   Number of Units.....................................................     420,796     476,033     119,982      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     10.32          --          --
   EOP Unit Value...................................................... $     10.31 $     10.32          --      --
   Number of Units.....................................................     839,169     323,335          --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --          --
   EOP Unit Value...................................................... $     10.06          --          --      --
   Number of Units.....................................................   1,060,545          --          --      --

Sub-account                                                                2005        2004        2003     2002
-----------                                                             ----------- ----------- ---------- -------
AST PIMCO Limited Maturity Bond (1995)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     10.23 $     10.22 $    10.08
   EOP Unit Value...................................................... $     10.20 $     10.23 $    10.22   10.08
   Number of Units.....................................................  31,242,913  19,103,275  5,152,783 215,314
   With GMWB...........................................................
   BOP Unit Value...................................................... $     10.21 $     10.21         --
   EOP Unit Value...................................................... $     10.17 $     10.21 $    10.21      --
   Number of Units.....................................................   4,545,782   2,764,809     36,640      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     10.17 $     10.19 $    10.08
   EOP Unit Value...................................................... $     10.12 $     10.17 $    10.19   10.08
   Number of Units.....................................................   5,697,191   2,785,690    636,860  80,547
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     11.62 $     11.65         --
   EOP Unit Value...................................................... $     11.54 $     11.62 $    11.65      --
   Number of Units.....................................................  14,980,148   1,143,298    329,629      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     10.12 $     10.16         --
   EOP Unit Value...................................................... $     10.04 $     10.12 $    10.16      --
   Number of Units.....................................................   1,095,565     301,108     35,430      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $      9.96          --         --
   EOP Unit Value...................................................... $      9.87 $      9.96         --      --
   Number of Units.....................................................   1,998,604     240,337         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $      9.96          --         --      --
   Number of Units.....................................................   4,098,127          --         --      --

AST Money Market (1992)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $      9.75 $      9.86 $     9.99
   EOP Unit Value...................................................... $      9.83 $      9.75 $     9.86    9.99
   Number of Units.....................................................  14,801,776   8,152,889  7,176,983 999,737
   With GMWB...........................................................
   BOP Unit Value...................................................... $      9.73 $      9.85         --
   EOP Unit Value...................................................... $      9.80 $      9.73 $     9.85      --
   Number of Units.....................................................   2,581,451   1,312,018     81,304      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $      9.70 $      9.83 $     9.99
   EOP Unit Value...................................................... $      9.75 $      9.70 $     9.83    9.99
   Number of Units.....................................................   2,932,409   1,742,703  1,118,618  70,899
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $      9.98 $     10.13         --
   EOP Unit Value...................................................... $     10.03 $      9.98 $    10.13      --
   Number of Units.....................................................   1,333,707     234,402     35,505      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $      9.65 $      9.80         --
   EOP Unit Value...................................................... $      9.68 $      9.65 $     9.80      --
   Number of Units.....................................................   1,112,867     432,144    149,705      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $      9.79          --         --
   EOP Unit Value...................................................... $      9.81 $      9.79         --      --
   Number of Units.....................................................     668,385      61,321         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     10.01          --         --      --
   Number of Units.....................................................     125,063          --         --      --

Evergreen VA - International Equity (2000)
   With any one of GRO Plus, EBP or HAV................................
   BOP Unit Value...................................................... $     14.94 $     12.78 $     9.67
   EOP Unit Value...................................................... $     17.01 $     14.94 $    12.78    9.67
   Number of Units.....................................................     507,584     195,986     76,749   3,669
   With GMWB...........................................................
   BOP Unit Value...................................................... $     12.21 $     10.45         --
   EOP Unit Value...................................................... $     13.88 $     12.21 $    10.45      --
   Number of Units.....................................................     164,045      32,858        827      --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or
     HDV...............................................................
   BOP Unit Value...................................................... $     14.86 $     12.74         --
   EOP Unit Value...................................................... $     16.87 $     14.86 $    12.74      --
   Number of Units.....................................................     182,612      67,201      6,492      --
   With LT5 or with any one HAV or EBP and GMWB........................
   BOP Unit Value...................................................... $     12.40 $     10.64         --
   EOP Unit Value...................................................... $     14.06 $     12.40 $    10.64      --
   Number of Units.....................................................      86,193      83,727     81,555      --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and
     GRO Plus..........................................................
   BOP Unit Value...................................................... $     14.78 $     12.71         --
   EOP Unit Value...................................................... $     16.74 $     14.78 $    12.71      --
   Number of Units.....................................................      21,181       7,362      1,395      --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB......................................
   BOP Unit Value...................................................... $     12.36          --         --
   EOP Unit Value...................................................... $     13.98 $     12.36         --      --
   Number of Units.....................................................       1,440       2,878         --      --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB,
     HDV and EBP.......................................................
   BOP Unit Value......................................................          --          --         --
   EOP Unit Value...................................................... $     10.90          --         --      --
   Number of Units.....................................................       7,851          --         --      --

Sub-account                                                                        2005     2004    2003   2002
-----------                                                                      -------- -------- ------- ----
Evergreen VA - Omega (2000)
   With any one of GRO Plus, EBP or HAV.........................................
   BOP Unit Value............................................................... $  13.89 $  13.21      --
   EOP Unit Value............................................................... $  14.15 $  13.89 $ 13.21  --
   Number of Units..............................................................  294,327  387,492  56,002  --
   With GMWB....................................................................
   BOP Unit Value............................................................... $  13.86 $  13.19      --
   EOP Unit Value............................................................... $  14.10 $  13.86 $ 13.19  --
   Number of Units..............................................................   31,596   31,153     283  --
   With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV......
   BOP Unit Value............................................................... $  13.81 $  13.17      --
   EOP Unit Value............................................................... $  14.04 $  13.81 $ 13.17  --
   Number of Units..............................................................   60,941  108,796  25,003  --
   With LT5 or with any one HAV or EBP and GMWB.................................
   BOP Unit Value............................................................... $   9.40 $   8.97      --
   EOP Unit Value............................................................... $   9.54 $   9.40 $  8.97  --
   Number of Units..............................................................   62,448   84,876  19,658  --
   With GRO Plus, HAV and EBP or with any one combo 5% or HDV and GRO Plus......
   BOP Unit Value............................................................... $  13.74 $  13.13      --
   EOP Unit Value............................................................... $  13.93 $  13.74 $ 13.13  --
   Number of Units..............................................................    4,390    3,028   1,855  --
   With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5%
     or HDV and GMWB............................................................
   BOP Unit Value............................................................... $  10.92       --      --
   EOP Unit Value............................................................... $  11.05 $  10.92      --  --
   Number of Units..............................................................   15,579   30,383      --  --
   With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and
     EBP........................................................................
   BOP Unit Value...............................................................       --       --      --
   EOP Unit Value............................................................... $  10.52       --      --  --
   Number of Units..............................................................       --       --      --  --

                                  Appendix B

Financial Statements for American Skandia Life Assurance Corporation and
   American Skandia Life Assurance Corporation Separate Account B

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of American Skandia Life Assurance Corporation:

  In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of American Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of Prudential Financial, Inc., effective May 1, 2003) at December 31, 2005 and December 31, 2004, and the results of its operations and its cash flows for the two years in the period ended December 31, 2005 and the eight months ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 2 of the financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 24, 2006

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of American Skandia Life Assurance Corporation:

  In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the results of operations and cash flows of American Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of Prudential Financial, Inc., effective May 1, 2003) for the period January 1, 2003 through April 30, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
February 27, 2004

American Skandia Life Assurance Corporation

Statements of Financial Position
December 31, 2005 and 2004 (in thousands)

                                                                                               2005         2004
                                                                                           -----------  -----------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2005: $1,567,777 2004:
  $1,737,949)............................................................................. $ 1,562,569  $ 1,771,976
Trading account assets, at fair value.....................................................      30,778       47,316
Equity securities available for sale, at fair value (cost of $11,238).....................      11,098       11,567
Commercial loans..........................................................................       6,000           --
Policy loans..............................................................................      11,779       10,323
Short-term investments....................................................................     209,691      423,971
                                                                                           -----------  -----------
   Total investments......................................................................   1,831,915    2,265,153
Cash and cash equivalents.................................................................       3,507       72,854
Deferred policy acquisition costs.........................................................     528,899      300,901
Accrued investment income.................................................................      16,847       22,321
Reinsurance recoverable...................................................................       4,271           --
Receivables from parent and affiliates....................................................          --        5,098
Income taxes receivable...................................................................     229,802      244,932
Valuation of business acquired............................................................     196,023      234,167
Deferred sales inducements................................................................     227,415      144,395
Other assets..............................................................................      67,431       53,332
Separate account assets...................................................................  29,786,393   26,984,413
                                                                                           -----------  -----------
TOTAL ASSETS.............................................................................. $32,892,503  $30,327,566
                                                                                           ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances........................................................... $ 1,226,551  $ 1,411,483
Future policy benefits and other policyholder liabilities.................................      69,766       51,078
Payables to parent and affiliates.........................................................      44,047       24,182
Cash collateral for loaned securities.....................................................     173,987      291,299
Securities sold under agreements to repurchase............................................       7,147       33,373
Short-term borrowing......................................................................     208,584      140,363
Long-term borrowing.......................................................................     135,000      135,000
Future fees payable to American Skandia, Inc. ("ASI").....................................     113,151      200,597
Other liabilities.........................................................................     304,971      368,308
Separate account liabilities..............................................................  29,786,393   26,984,413
                                                                                           -----------  -----------
Total liabilities.........................................................................  32,069,597   29,640,096
                                                                                           -----------  -----------
Commitments and Contingent Liabilities (See Note 12)

Stockholder's Equity
   Common stock, $100 par value; 25,000 shares, authorized, issued and outstanding........       2,500        2,500
Additional paid-in capital................................................................     484,096      484,425
Retained earnings.........................................................................     339,182      180,759
Deferred compensation.....................................................................          --         (904)
Accumulated other comprehensive income (loss).............................................      (2,872)      20,690
                                                                                           -----------  -----------
Total stockholder's equity................................................................     822,906      687,470
                                                                                           -----------  -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY................................................ $32,892,503  $30,327,566
                                                                                           ===========  ===========

                       See Notes to Financial Statements

  The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

American Skandia Life Assurance Corporation

Statements of Operations and Comprehensive Income
Year ended December 31, 2005, Year ended December 31, 2004, Eight months ended December 31, 2003, and Four months ended April 30, 2003 and (in thousands)

                                                     Successor Successor     Successor          Predecessor
                                                     --------- --------- ------------------   ---------------
                                                                            Eight months        Four months
                                                                         ended December 31,   ended April 30,
                                                       2005      2004           2003               2003
                                                     --------- --------- ------------------   ---------------
REVENUES

Premiums............................................ $ 23,756  $ 17,568       $  7,439           $  2,496
Policy charges and fee income.......................  437,501   358,533        241,955            109,213
Net investment income (losses)......................   92,881    90,459         26,707             (1,289)
Realized investment (losses) gains, net.............  (13,947)   (8,409)          (472)            (4,601)
Asset management fees...............................  127,401   112,100         66,108             28,092
Other income........................................      393     5,331          7,862                618
                                                     --------  --------       --------           --------
Total revenues......................................  667,985   575,582        349,599            134,529
                                                     --------  --------       --------           --------
BENEFITS AND EXPENSES

Policyholders' benefits.............................   62,973    86,948         43,680             23,946
Interest credited to policyholders' account balances   69,901    80,120          4,689             13,693
General, administrative and other expenses..........  330,645   264,514        159,973             97,640
                                                     --------  --------       --------           --------
Total benefits and expenses.........................  463,519   431,582        208,342            135,279
                                                     --------  --------       --------           --------
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME
  TAXES AND CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE............................................  204,466   144,000        141,257               (750)
                                                     --------  --------       --------           --------
Income taxes:
   Current..........................................       51     4,071         (1,972)            (3,170)
   Deferred.........................................   45,991    32,948         52,373             (5,374)
                                                     --------  --------       --------           --------
Income tax expense (benefit)........................   46,042    37,019         50,401             (8,544)
                                                     --------  --------       --------           --------
INCOME FROM OPERATIONS BEFORE CUMULATIVE
  EFFECT OF ACCOUNTING CHANGE.......................  158,424   106,981         90,856              7,794
                                                     --------  --------       --------           --------
Cumulative effect of accounting change, net of taxes       --   (17,079)            --                 --
                                                     --------  --------       --------           --------
NET INCOME..........................................  158,424    89,903         90,856              7,794
                                                     --------  --------       --------           --------
Other comprehensive income(loss), net of taxes......  (23,562)   21,341         (1,599)              (269)
                                                     --------  --------       --------           --------
COMPREHENSIVE INCOME................................ $134,862  $111,244       $ 89,257           $  7,525
                                                     ========  ========       ========           ========

                       See Notes to Financial Statements

  The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

American Skandia Life Assurance Corporation

Statements of Stockholder's Equity
Year ended December 31, 2005, Year ended December 31, 2004, Eight months ended December 31, 2003, and Four months ended April 30, 2003 (in thousands)

                                                                                          Accumulated
                                                       Additional                            other         Total
                                                Common paid-in--  Retained    Deferred   comprehensive stockholder's
                                                Stock   capital   earnings  compensation income (loss)    equity
                                                ------ ---------- --------  ------------ ------------- -------------
Balance, December 31, 2002
  (Predecessor)................................  2,500   595,049    73,821        --         11,691        683,061

Net income.....................................     --        --     7,794        --             --          7,794
Capital contributions..........................     --     2,183        --        --             --          2,183
Change in foreign currency translation
  adjustments, net of taxes....................     --        --        --        --            615            615
Change in net unrealized investment gains
  (losses), net of reclassification adjustment
  and taxes....................................     --        --        --        --           (884)          (884)
                                                ------ ---------  --------     -----       --------      ---------
Balance, April 30, 2003 (Predecessor)..........  2,500   597,232    81,615        --         11,422        692,769

Acquisition purchase accounting
  adjustments..................................     --  (112,187)  (81,615)       --        (11,422)      (205,224)
                                                ------ ---------  --------     -----       --------      ---------
Balance, May 1, 2003 opening balance sheet
  (Successor)..................................  2,500   485,045        --        --             --        487,545

Net income.....................................     --        --    90,856        --             --         90,856
Stock-based compensation.......................     --        55        --        --             --             55
Deferred compensation program..................     --        --        --      (360)            --           (360)
Change in net unrealized investment gains
  (losses), net of reclassification adjustment
  and taxes....................................     --        --        --        --         (1,599)        (1,599)
                                                ------ ---------  --------     -----       --------      ---------
Balance, December 31, 2003 (Successor).........  2,500   485,100    90,856      (360)        (1,599)       576,497

Net income.....................................     --        --    89,903        --             --         89,903
Purchase of fixed maturities from an affiliate,
  net of taxes.................................     --      (948)       --        --            948             --
Stock-based compensation.......................     --       273        --        --             --            273
Deferred compensation program..................     --        --        --      (544)            --           (544)
Change in net unrealized investment gains......     --        --        --        --         21,341         21,341
                                                ------ ---------  --------     -----       --------      ---------
Balance, December 31, 2004 (Successor).........  2,500   484,425   180,759      (904)        20,690        687,470

Net income.....................................     --        --   158,424        --             --        158,424
Stock-based compensation.......................     --      (329)       --        --             --           (329)
Deferred compensation program..................     --        --        --       904             --            904
Change in net unrealized investment gains
  (losses).....................................     --        --        --        --        (23,562)       (23,562)
                                                ------ ---------  --------     -----       --------      ---------
Balance, December 31, 2005 (Successor)......... $2,500 $ 484,096  $339,182     $  --       $ (2,872)     $ 822,906
                                                ====== =========  ========     =====       ========      =========

  The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects

American Skandia Life Assurance Corporation

Statements of Cash Flows
Year ended December 31, 2005, Year ended December 31, 2004, Eight months ended December 31, 2003, and Four months ended April 30, 2003
(in thousands)

                                                             Successor    Successor    Successor       Predecessor
                                                            -----------  -----------  ------------   ---------------
                                                                                      Eight months
                                                                                         ended         Four months
                                                                                      December 31,   ended April 30,
                                                               2005         2004          2003            2003
                                                            -----------  -----------  ------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income................................................. $   158,424  $    89,903   $  90,856        $   7,794
Adjustments to reconcile net income to net cash from
  operating activities:
   Realized investment losses, net.........................      13,947        8,409         472            4,601
   Amortization and depreciation...........................      47,974       46,765      58,447            5,288
   Cumulative effect of accounting change, net of
     taxes.................................................          --       17,079          --               --
   Interest credited to policyholders' account balances....      60,058       70,331         967              222
   Change in:..............................................
       Policy reserves.....................................      18,688       34,361       6,580            4,288
       Accrued investment income...........................       5,474        6,035         515             (288)
       Trading account assets..............................      16,538       14,017      13,969               --
       Net receivable/payable to Parent and affiliates.....      24,963        5,888      13,509              124
       Deferred sales inducements..........................     (74,999)     (74,087)    (70,188)              --
       Deferred policy acquisition costs...................    (227,619)    (177,935)   (122,572)         (12,601)
       Income taxes (receivable) payable...................      28,015      (24,826)     (3,030)            (464)
       Other, net..........................................       9,686       85,956      68,634           (3,588)
                                                            -----------  -----------   ---------        ---------
Cash Flows From Operating Activities.......................      81,150      101,896      58,159            5,376
                                                            -----------  -----------   ---------        ---------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of fixed maturities
     available for sale....................................   2,200,373    2,580,125      75,101          131,628
   Payments for the purchase of fixed maturities available
     for sale..............................................  (2,048,890)  (2,196,424)   (103,237)        (135,885)
   Proceeds from the sale of shares in equity securities...          --           --          --           10,955
   Payments for the purchase of shares in equity
     securities and dividend reinvestments.................          --           --          --          (24,809)
   Payments for the purchase of commercial loans...........      (6,000)          --          --               --
   Proceeds from the sale/maturity of policy loans.........         503           --          --               --
   Payments for the issuance of policy loans...............      (1,935)      (1,952)       (774)             (38)
   Other short-term investments, net.......................     211,762     (377,888)    (39,587)           1,019
                                                            -----------  -----------   ---------        ---------
Cash Flows From (Used in) Investing Activities.............     355,813        3,861     (68,497)         (17,130)
                                                            -----------  -----------   ---------        ---------
CASH FLOWS (USED IN) FINANCING ACTIVITIES:
   Capital contribution....................................          --           --          --            2,183
   Paid in capital transaction associated with the
     purchase of fixed maturities from an affiliate........          --         (948)         --               --
   Decrease in future fees payable to ASI, net.............     (87,447)    (107,282)    (80,393)         (63,343)
   Cash collateral for loaned securities...................    (117,312)     291,299          --               --
   Securities sold under agreement to repurchase...........     (26,226)      12,523      20,850               --
   Net increase in long-term borrowing.....................          --      135,000          --               --
   Net increase in short-term borrowing....................      68,221       24,363      71,000           35,000
   Net change in financing arrangements (90 days or
     less).................................................     (88,620)     103,736     (45,853)         (14,362)
   Policyholders' account balances.........................
       Deposits............................................     951,563       66,268      42,361           77,003
       Withdrawals.........................................  (1,206,489)    (564,162)    (71,498)         (63,357)
                                                            -----------  -----------   ---------        ---------
Cash Flows (Used in) Financing Activities..................    (506,310)     (39,023)    (63,533)         (26,876)
                                                            -----------  -----------   ---------        ---------
   Net (decrease) increase in cash and cash
     equivalents...........................................     (69,347)      66,554     (73,871)         (38,630)
   Change in foreign currency translation, net.............          --           --          --              947
   Cash and cash equivalents, beginning of period..........      72,854        6,300      80,171          117,854
                                                            -----------  -----------   ---------        ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD................... $     3,507  $    72,854   $   6,300        $  80,171
                                                            ===========  ===========   =========        =========
   Income taxes paid (received)............................ $    (2,540) $    39,199   $     877        $      13
                                                            ===========  ===========   =========        =========
   Interest paid (received)................................ $     4,783  $    11,261   $  14,454        $  (7,788)
                                                            ===========  ===========   =========        =========

                       See Notes to Financial Statements

  The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects

American Skandia Life Assurance Corporation
Notes to Financial Statements

1. BUSINESS

  American Skandia Life Assurance Corporation (the "Company"), with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation. The Company is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), which in turn is an indirect wholly-owned subsidiary of Prudential Financial. On December 19, 2002, Skandia Insurance Company Ltd. (publ) ("Skandia"), an insurance company organized under the laws of the Kingdom of Sweden, and the ultimate parent company of the Company prior to May 1, 2003, entered into a definitive purchase agreement with Prudential Financial whereby Prudential Financial would acquire the Company and certain of its affiliates (the "Acquisition"). On May 1, 2003, the initial phase of the Acquisition was consummated. This included Prudential Financial acquiring 90% of the outstanding common stock of Skandia U.S. Inc. ("SUSI"), an indirect parent of the Company. On September 9, 2003, Prudential Financial acquired the remaining 10% of SUSI's outstanding common stock. See Notes 4 and 6 for additional information on the Acquisition. On June 23, 2005, SUSI amended its certificate of incorporation to change its name to Prudential Annuities Holding Company, Inc.

  The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, American Skandia Marketing, Incorporated. The Company currently issues variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

  Prior to April 30, 2003, the Company had a 99.9% ownership in Skandia Vida, S.A. de C.V. ("Skandia Vida") which is a life insurance company domiciled in Mexico. Skandia Vida had total shareholders' equity of $5.0 million as of December 31, 2002 and had generated losses of $2.2 million and $2.7 million for the four months ended April 30, 2003 and year ended December 31, 2002, respectively. As part of the Acquisition, the Company sold its ownership interest in Skandia Vida to Skandia on April 30, 2003 for $4.6 million. This transaction resulted in a loss of $422 thousand.

  American Skandia, Inc. ("ASI"), the direct parent of the Company, intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. The Company has complied with the National Association of Insurance Commissioner's ("NAIC") Risk-Based Capital ("RBC") reporting requirements and has total adjusted capital well above required capital. The Company expects to maintain statutory capital above 300% of Company Action Level Risk Based Capital. Generally, ASI is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. The Company received no capital contributions during the year ended December 31, 2005, December 31, 2004, and eight months ended December 31, 2003. The Company received capital contributions of $2.2 million during the four months ended April 30, 2003. Of this, $1.3 million, received during the four months ended April 30, 2003, was used to support its investment in Skandia Vida.

  The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements include the accounts of the Company and until April 30, 2003, its ownership interest in Skandia Vida. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of estimates

  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

  The most significant estimates include those used in determining deferred policy acquisition costs, valuation of business acquired, investments, future policy benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

  Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale" are included in "Accumulated other comprehensive (loss) income", net of income taxes.

  Trading account assets, at fair value, represent the equity securities held in support of a deferred compensation plan. As of the date of the Acquisition, the Company changed its classification of these equity securities from available-for sale to trading. Management of the company made this decision to align with Prudential Financial's accounting policy. Prior to May 1, 2003, these equity securities were carried at estimated fair value with unrealized gains and losses included in "Accumulated other comprehensive (loss) income", net of income taxes. These equity securities were fair valued on May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Statements of Operations and Comprehensive Income, as a component of "Other income".

  Equity securities, available for sale are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)". The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

  Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income (losses)." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in "Realized investment (losses) gains, net."

  Policy loans are carried at unpaid principal balances.

  Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature, approximates fair value.

  Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

  Derivatives are used to manage the characteristics of the Company's asset/liability mix, and manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

  The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative that does not qualify for hedge accounting. During the years ended December 31, 2005, 2004 and 2003 none of the Company's derivatives qualified for hedge accounting treatment.

  If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net".

  The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

  Realized investment (losses) gains, net are computed using the specific identification method. Adjustments to the costs of fixed maturities and equity securities for other than temporary impairments are included in "Realized investment (losses) gains, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

  There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to:
(1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. "Realized investment gains (loss), net" also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities and provisions for losses on commercial loans.

Cash and cash equivalents

  Cash and cash equivalents include cash on hand, money market instruments, and other debt issues with a maturity of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value".

Valuation of business acquired

  As a result of purchase accounting, the Company reports a financial asset representing the valuation of business acquired ("VOBA"). VOBA represents the present value of future profits embedded in acquired insurance and annuity contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General, administrative and other expenses" in the period such estimates of expected future profits are revised.

Deferred policy acquisition costs

  The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable expenses. DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

  Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised. The deferred policy acquisition cost asset was assigned a fair value of zero, net of tax, as part of purchase accounting.

Securities sold under agreements to repurchase and securities lending transactions

  Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

  Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions are reported as "Net investment income."

  Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income." Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Separate account assets and liabilities

  Separate account assets and liabilities are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. "Separate account assets" are predominately shares in American Skandia Trust co-managed by American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contract holder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract holder, except to the extent of any guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts accrue to the policyholders and are not included in the Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees calculated on account assets are included in "Asset management fees".

  Included in the general account, within "Policyholders' account balances", is the difference between the statutory liability, which is held in the separate account, and the U.S. GAAP liability associated with the guaranteed, fixed rate investment options. As of January 1, 2004, these assets and liabilities were classified as assets and liabilities of the general account.

Deferred sales inducements

  The Company provides sales inducements to contract holders, which primarily reflect an up-front bonus added to the contract holder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred purchase credits". They are amortized using the same methodology and assumptions used to amortize DAC. The amortization expense is included as a component of "Interest credited to policyholders' account balances".

Other assets and other liabilities

  "Other assets" consists primarily of a receivable from Skandia and accruals of fund manager income. "Other liabilities" consists primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan.

  "Other assets" also consists of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million. Due to the adoption of SFAS No. 142 "Goodwill and Other Intangible Assets", the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of December 31, 2005, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required.

Future policy benefits

  The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7.

Policyholders' account balances

  The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Contingent liabilities

  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

  Revenues for variable deferred annuity contracts consist of charges against contract owner account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contract holder. Surrender charge revenue is recognized when the surrender charge is assessed against the contract holder at the time of surrender.

  Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

  Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contract owner account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue as assessed against the contract holder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

  For the year ended December 31, 2003, revenues for the market value adjusted fixed investment option on annuity contracts consist of separate account investment income reduced by amounts credited to the contract holder for interest. This net spread is included in "Net investment income (loss)" on the Statements of Operations and Comprehensive Income. Benefit reserves for these contracts represent the account value of the contracts plus a market value adjustment, and are included in the general account "Policyholders' account balances" to the extent in excess of the separate account assets, typically for the market value adjustment at the reporting date. As of January 1, 2004, assets and liabilities as well as related revenues and expenses associated with the market value fixed investment option have been classified and reported in a manner consistent with the general account.

  Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by issue year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities". Assumed interest rates ranged from 5.25% to 8.25% at December 31, 2005 and 2004.

  Revenues for variable life insurance contracts consist of charges against contract owner account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contract holder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities".

  Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments

  Prior to the acquisition, the financial position and results of operations of Skandia Vida were measured using local currency as the functional currency. Assets and liabilities were translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses were translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period were charged or credited directly to "Other comprehensive
(loss) income." The cumulative effect of changes in foreign exchange rates was included in "Accumulated other comprehensive (loss) income".

Asset management fees

  In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia Trust. In addition, the Company receives fees calculated on policyholder account balances invested in funds managed by companies other than ASISI. Asset management fees are recognized as income when earned. These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Income taxes

  Prior to the acquisition of SUSI by Prudential Financial, the Company was included in the federal income tax return of SUSI and filed separate state income tax returns. Due to provisions in the Internal Revenue Code, the Company will not be eligible to join in the filing of the Prudential Financial federal income tax return until 2009. As a result, the Company will file a separate federal tax return through 2008. In addition, the Company will continue to file separate state income tax returns.

  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Future fees payable to ASI

  In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method.

Shared -Based Compensation

  Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, "Accounting for Stock Based Compensation" as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the year ended
December 31, 2005, year ended December 31, 2004, and eight months ended December 31, 2003, include costs of $651 thousand, $742 thousand, and $106 thousand, respectively, associated with stock-based compensation issued by Prudential Financial to certain employees and non-employees of the Company and the statements of financial position at December 31, 2004 and December 31, 2003, includes a reduction in equity for deferred compensation. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25 "Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial's Common Stock on the date of grant. Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

  In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (R), "Share-Based Payment," which replaces FASB Statement No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123 (R) requires all entities to apply the fair value base measurement method in accounting for share-based payment transactions with employees, except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service in exchange for the award (the vesting period). The Company had previously adopted the fair value recognition provision of the original SFAS No. 123, prospectively for all new stock options issued to employees on or after January 1, 2003. The Company adopted SFAS
No. 123(R) on January 1, 2006. By that date, there were no unvested stock options issued prior to January 1, 2003.

Share-based Compensation Awards with Non-substantive Vesting Conditions

  Prudential Financial issues share-based compensation awards to employees of the Company under an authorized plan that is subject to specific vesting conditions; generally the awards vest ratably over a three year period "the nominal vesting period", or at the date the employee retires (as defined by the plan), if earlier. For awards that specify an employee vests in the award upon retirement, we account for the awards using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expenses is recorded at the date of retirement.

  Upon the Company's adoption of SFAS No. 123(R), the Company will revise its approach to apply the non-substantive vesting period approach to all new share-based compensation awards. Under this approach, compensation cost will be recognized immediately for awards granted to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period. The Company will continue to apply the nominal vesting period approach for any new awards granted prior to the Company's adoption of SFAS No. 123(R), and for the remaining portion of unvested outstanding awards.

  The Company believes the adoption of SFAS No. 123(R) will not have a material impact on its results of operations.

New accounting pronouncements

  In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's current policy is generally to record income only as cash is received following an impairment of a debt security. The Company adopted this guidance on January 1, 2006, for other than temporary impairments recorded subsequent to December 31, 2005.

  In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company's financial position and results of operations.

  In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's financial position or results of operations.

  In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". AcSEC issued the SOP 03-1 to address the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

  The Company adopted SOP 3-01 effective January 1, 2004. The effect of initially adopting SOP 03-1 was a charge of $17.1 million, net of $9.4 million of taxes, which was reported as a "cumulative effect of accounting change, net of taxes" in the results of operations for year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's annuity contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes" of $3.4 million, net of $1.9 million of taxes. Upon adoption of SOP 3-01 $1.8 billion in "separate account assets" were reclassified resulting in a $1.7 billion increase in "fixed maturities, available for sale," as well as changes in other non-separate account assets. Similarly, upon adoption, $1.8 billion in "separate account liabilities" were reclassified resulting in increases in "policyholders' account balances," as well as changes in other non-separate account liabilities.

  As of December 31, 2005, the death benefit coverage in force (representing the amount that we would have to pay if all annuitants had died on that date) was approximately $2.6 billion. The death benefit coverage in force represents the excess of the guaranteed benefit amount over the account value. The GMDB feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This minimum amount is generally based on the net deposits paid into the contract and, for greater than 80% of the business in force as of December 31, 2005, this minimum guarantee is applicable only for the first ten contract years or until a specified attained age. To the extent that the GMDB is higher than the current account value at the time of death, the Company incurs a cost. This results in increased annuity policy benefits in periods of declining financial markets and in periods of stable financial markets following a decline. Effective January 1, 2004, the Company adopted SOP 03-1, which requires us to record such a liability based on application of an expected benefit ratio to "cumulative assessments" through the balance sheet date, and then subtracting "cumulative excess payments" from that date. The GMDB reserve as of December 31, 2005 amounted to $26.0 million. See Note 7 for further details.

  In addition to establishing a liability associated with the GMDB feature, SOP 03-1 required a change in valuation and presentation of our liability associated with the market value adjustment ("MVA") feature contained in certain annuity contracts. The MVA feature requires the Company to pay to the contract holder upon surrender the accreted value of the fund as well as a MVA based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts. The MVA may increase or decrease the amount due to the contract holder. At December 31, 2003, this liability was recorded at market value, which considered the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon adoption of SOP 03-1, the Company reclassified this liability from "Separate account liabilities" to "Policyholders' account balances" and reduced it by $117.1 million to reflect accreted value, which excludes the effect of unrealized gains and losses in contract value resulting from changes in crediting rates. However, in valuing the valuation of business acquired ("VOBA") established at the date of acquisition, we considered the effect of unrealized gains and losses in contract value associated with annuities containing the MVA feature on future cash flows. As a result, the reduction in the liability for the MVA feature resulted in a net decrease in VOBA of $128.9 million, and lower future amortization. See Note 7 for further details.

  In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the financial position or results of operations of the Company.

  In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's financial position or results of operations.

Reclassifications

  Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                   2005
                                                                -------------------------------------------
                                                                             Gross      Gross
                                                                Amortized  unrealized unrealized
                                                                  cost       gains      losses   Fair value
                                                                ---------- ---------- ---------- ----------
                                                                              (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $   61,392  $   301    $    (73) $   61,620
   States, municipalities and political subdivisions...........     90,728      282        (299)     90,711
   Mortgage-backed securities..................................    189,286      111      (2,771)    186,626
   Public utilities............................................    146,037    1,228        (983)    146,282
   All other corporate bonds...................................  1,080,334    9,064     (12,068)  1,077,330
                                                                ----------  -------    --------  ----------
Total fixed maturities available for sale...................... $1,567,777  $10,986    $(16,194) $1,562,569
                                                                ==========  =======    ========  ==========
Equity securities available for sale........................... $   11,238  $     5    $   (145) $   11,098
                                                                ==========  =======    ========  ==========

                                                                                   2004
                                                                -------------------------------------------
                                                                             Gross      Gross
                                                                Amortized  unrealized unrealized
                                                                  cost       gains      losses   Fair value
                                                                ---------- ---------- ---------- ----------
                                                                              (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $   45,824  $   271    $    (25) $   46,070
   States, municipalities and political subdivisions...........     84,953    1,550        (178)     86,325
   Mortgage-backed securities..................................     54,653       30         (67)     54,616
   Public utilities............................................    200,335    4,727        (415)    204,647
   All other corporate bonds...................................  1,352,184   30,055      (1,921)  1,380,318
                                                                ----------  -------    --------  ----------
Total fixed maturities available for sale...................... $1,737,949  $36,633    $ (2,606) $1,771,976
                                                                ==========  =======    ========  ==========
Equity securities available for sale........................... $   11,238  $   329    $     --  $   11,567
                                                                ==========  =======    ========  ==========

  The amortized cost and fair value of fixed maturities, by contractual maturities at December 31, 2005 is shown below:

                                                  Available for sale
                                                 ---------------------
                                                 Amortized
                                                   Cost     Fair value
                                                 ---------- ----------
                                                    (in thousands)
          Due in one year or less............... $   18,701 $   18,660
          Due after one year through five years.    622,954    618,880
          Due after five years through ten years    540,826    543,089
          Due after ten years...................    196,010    195,314
          Mortgage-backed securities............    189,286    186,626
                                                 ---------- ----------
          Total................................. $1,567,777 $1,562,569
                                                 ========== ==========

  Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

  Proceeds from the sale of fixed maturities available for sale during the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 were $2.2 billion, $2.5 billion, $7.7 million, and $129.0 million, respectively. Proceeds from the maturity of fixed maturities available for sale during the year ended
December 31, 2005, year ended December 31, 2004, eight months ended
December 31, 2003, and four months ended April 30, 2003, were $49.4 million, $51.1 million, $67.4 million, and $2.6 million, respectively. Gross gains of $6.0 million, $9.0 million, $430 thousand, and $5.6 million, and gross losses of $17.3 million, $18.1 million, $386 thousand, and $150 thousand were realized on those sales during the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003.

  As of the date of the Acquisition, the Company changed its classification of equity securities held in support of a deferred compensation plan from available for sale to trading. New management made this decision to align with Prudential Financial's accounting policy. These equity securities were fair valued on May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Statements of Operations and Comprehensive Income, as a component of "Other income".

Investment Income and Investment Gains and Losses

  Net investment income (loss) arose from the following sources for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003:

                                                             Successor                  Predecessor
                                               -------------------------------------    -----------
                                                                                           Four
                                                   Year         Year     Eight months     months
                                                  ended        ended        ended          ended
                                               December 31, December 31, December 31,    April 30,
                                                   2005         2004         2003          2003
                                               ------------ ------------ ------------   -----------
Fixed maturities--available for sale..........   $ 87,957     $89,930      $ 7,547        $ 5,342
Fixed, market value adjusted investment return         --          (3)      20,713         (6,350)
Equity securities--available for sale.........        701         703           --            412
Policy loans..................................        627         547          335            101
Short-term investments and cash equivalents...     10,495       4,903          230            319
All other.....................................      2,330          --           --             --
                                                 --------     -------      -------        -------
Gross investment income (loss)................    102,110      96,080       28,825           (176)
   Less: investment expenses..................     (9,229)     (5,621)      (2,118)        (1,113)
                                                 --------     -------      -------        -------
Net investment income (loss)..................   $ 92,881     $90,459      $26,707        $(1,289)
                                                 ========     =======      =======        =======

  Realized investment (losses) gains, net including charges for other than temporary reductions in value, for year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 were from the following sources:

                                                      Successor                  Predecessor
                                        -------------------------------------    -----------
                                                                                    Four
                                            Year         Year     Eight months     months
                                           ended        ended        ended          ended
                                        December 31, December 31, December 31,    April 30,
                                            2005         2004         2003          2003
                                        ------------ ------------ ------------   -----------
Fixed maturities.......................   $(11,431)    $(9,071)      $  44         $ 5,465
Equity securities--available for sale..         --          --          --            (809)
Derivatives............................     (2,516)        662        (516)         (8,835)
Sale of Skandia Vida...................         --          --          --            (422)
                                          --------     -------       -----         -------
Realized investment (losses) gains, net   $(13,947)    $(8,409)      $(472)        $(4,601)
                                          ========     =======       =====         =======

Net Unrealized Investment Gains (Losses)

  Net unrealized investment gains (losses) on securities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive (loss) income." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive (loss) income," those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive (loss) income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                 Deferred
                                                                  Policy                              Accumulated other
                                                               Acquisition               Deferred       comprehensive
                                                   Unrealized   Costs and                 income    income (loss) related
                                                      gains    Valuation of   Foreign       tax       to net unrealized
                                                   (losses) on   Business    currency   (liability)   investment gains
                                                   investments   Acquired   translation   benefit         (losses)
                                                   ----------- ------------ ----------- ----------- ---------------------
                                                                               (in thousands)
Balance, December 31, 2002 (Predecessor)..........  $ 18,931     $    --       $(946)    $ (6,294)        $ 11,691
Net investment gains (losses) on investments
  arising during the period.......................     3,861          --          --       (1,345)           2,516
Reclassification adjustment for gains included in
  net income......................................    (5,231)         --          --        1,831           (3,400)
Net investment gains (losses) on foreign currency
  translation during the period...................        --          --         946         (331)             615
                                                    --------     -------       -----     --------         --------
Balance, April 30, 2003 (Predecessor).............    17,561          --          --       (6,139)          11,422
Acquisition purchase accounting adjustments.......   (17,561)         --          --        6,139          (11,422)
                                                    --------     -------       -----     --------         --------
Balance, May 1, 2003 opening balance sheet
  (Successor).....................................        --          --          --           --               --
Net investment gains (losses) on investments
  arising during the period.......................    (2,474)         --          --          875           (1,599)
                                                    --------     -------       -----     --------         --------
Balance, December 31, 2003 (Successor)............    (2,474)         --          --          875           (1,599)
Net investment gains (losses) on investments
  arising during the period.......................    21,109                              (13,006)           8,103
Cumulative effect of change in accounting
  principle.......................................     6,615      (1,319)         --           --            5,296
Reclassification adjustment for losses (gains)
  included in net income..........................     9,071          --          --           --            9,071
Impact of net unrealized investment (gains) losses
  on deferred policy acquisition costs and
  valuation of business acquired..................        --      (1,000)         --          819             (181)
                                                    --------     -------       -----     --------         --------
Balance, December 31, 2004 (Successor)............    34,321      (2,319)         --      (11,312)          20,690
Net investment gains (losses) on investments
  arising during the period.......................   (51,100)         --          --           --          (51,100)
Reclassification adjustment for losses (gains)
  included in net income..........................    11,431          --          --           --           11,431
Impact of net unrealized investment (gains) losses
  on deferred policy acquisition costs and
  valuation of business acquired..................        --       3,221          --       12,886           16,107
                                                    --------     -------       -----     --------         --------
Balance, December 31, 2005 (Successor)............  $ (5,348)    $   902       $  --     $  1,574         $ (2,872)
                                                    ========     =======       =====     ========         ========

  The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                  2005    2004     2003
                                                -------  ------- -------
                                                     (in thousands)
       Fixed maturities........................ $(5,208) $34,027 $(2,474)
       Equity securities, available for sale...    (140)     294      --
                                                -------  ------- -------
       Unrealized gains (losses) on investments $(5,348) $34,321 $(2,474)
                                                =======  ======= =======

Duration of Gross Unrealized Loss Positions for Fixed Maturities

  The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2005 and 2004:

                                             Less than twelve     Twelve months
                                                  months             or more              Total
                                            ------------------- ------------------ -------------------
                                             Fair    Unrealized  Fair   Unrealized  Fair    Unrealized
                                             Value     Losses    Value    Losses    Value     Losses
                                            -------- ---------- ------- ---------- -------- ----------
                                                                  (in thousands)
Fixed maturities: 2005

U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies................................. $ 28,787  $    73   $    --   $   --   $ 28,787  $    73
State, municipalities and political
  subdivisions.............................   27,353       29     8,866      270     36,219      299
Corporate securities.......................  682,823    9,051    72,605    4,000    755,428   13,051
Mortgage-backed securities.................  163,451    2,665     3,894      106    167,345    2,771
                                            --------  -------   -------   ------   --------  -------
Total...................................... $902,414  $11,818   $85,365   $4,376   $987,779  $16,194
                                            ========  =======   =======   ======   ========  =======
Fixed maturities: 2004

U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies................................. $ 28,511  $   203   $    52   $   --   $ 28,563  $   203
State, municipalities and political
  subdivisions.............................   19,956      104     1,040       63     20,996      167
Corporate securities.......................  226,298    1,912    11,416      258    237,714    2,170
Mortgage-backed securities.................   41,582       66        --       --     41,582       66
                                            --------  -------   -------   ------   --------  -------
Total...................................... $316,347  $ 2,285   $12,508   $  321   $328,855  $ 2,606
                                            ========  =======   =======   ======   ========  =======

  As of December 31, 2005, unrealized gains (losses) on fixed maturities was comprised of $16.2 million of gross unrealized losses and $11.0 million of gross unrealized gains. Gross unrealized losses includes $4.4 million of gross losses that have been in such a position for twelve months or greater. Writedowns for impairments, which were deemed to be other than temporary were $560 thousand.

  As of December 31, 2004, unrealized gains (losses) on fixed maturities was comprised of $2.6 million of gross unrealized losses and $36.6 million of gross unrealized gains. Gross unrealized losses includes $0.3 million of gross losses that have been in such a position for twelve months or greater. No adjustment for other than temporary impairments was made at December 31, 2004.

  All fixed maturities and equity securities, which were in an unrealized loss position as of December 31, 2003, had been in such a position for less than 12 months. Based on the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note
2), we had concluded that an adjustment for other than temporary impairments was not warranted at December 31, 2003.

Securities Pledged and Special Deposits

  The Company pledges investment securities it owns to unaffiliated parties through securities sold under agreements to repurchase transactions. At December 31, 2005 and 2004, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $7.1 million and $33.4 million, respectively.

  Fixed maturities of $4.6 million and $4.7 million at December 31, 2005 and 2004, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. PURCHASE PRICE AND INTEGRATION

  Prudential Financial's acquisition of SUSI was accounted for by applying the purchase method of accounting prescribed by Statement of Financial Accounting Standards No. 141. The purchase accounting adjustments have been "pushed-down" to the Company, as applicable. Accordingly, the assets and liabilities assumed of SUSI and its wholly owned subsidiaries, including the Company, were recorded at their fair values as of the date of acquisition. The most significant adjustments related to the value of the unamortized DAC asset being assigned a value of zero, the future fees payable to ASI liability was decreased by $256.6 million and an asset for VOBA was established for $440.1 million. The allocation of the purchase price attributed to the Company at May 1, 2003, was as follows (in thousands):

                Total investments at market value $    479,046
                Cash and cash equivalents........       28,018
                VOBA.............................      440,130
                Other assets at fair value.......      352,235
                Separate account assets..........   22,311,085
                Policyholder account balances....     (167,505)
                Other liabilities at fair value..     (644,379)
                Separate account liabilities.....  (22,311,085)
                                                  ------------
                   Total purchase price.......... $    487,545
                                                  ============

  Included in other liabilities above is an accrual of approximately $55 million representing costs relating to severance, consolidation of leased office space and other exit costs expected to be incurred as a result of the integration of the Company with Prudential Financial, of which $34.1 million has been paid through December 31, 2005. During 2003, the distribution, marketing and product development functions as well as many administrative, support, and control functions were combined and assimilated. In 2004, integration efforts included consolidating systems platforms and operating functions. Key management from both organizations have been retained, and all major decisions related to the integration have been communicated. As of December 31, 2005, the integration of the Company is substantially complete.

5. DEFERRED POLICY ACQUISITION COSTS

  The balances of and changes in DAC as of and for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 are as follows:

                                                                   Successor                 Predecessor
                                                        -------------------------------    ---------------
                                                                            Eight months
                                                                               ended         Four months
                                                                            December 31,   ended April 30,
                                                          2005      2004        2003            2003
                                                        --------  --------  ------------   ---------------
Balance, beginning of period........................... $300,901  $122,572    $     --       $1,117,544
Capitalization of commissions, sales and issue expenses  278,823   207,018     126,891           46,361
Capitalization of purchase credits.....................       --        --          --           23,362
Amortization of deferred policy acquisition costs......  (51,206)  (29,083)     (4,319)         (46,791)
Amortization of purchase credits.......................       --        --          --          (10,331)
Changes in Unrealized Investment Gains and Losses......      381        --          --               --
Impact of adoption of SOP 03-1.........................       --       394          --               --
                                                        --------  --------    --------       ----------
Balance, end of period................................. $528,899  $300,901    $122,572       $1,130,145
                                                        ========  ========    ========       ==========

  The DAC asset was assigned a fair value of zero on May 1, 2003, as part of purchase accounting.

6. VALUATION OF BUSINESS ACQUIRED

  Details of VOBA and related interest and gross amortization for the year ended December 31, 2005, and year ended December 31, 2004 and eight months ended December 31, 2003 is as follows (in thousands):

                                                             Eight months
                                                                ended
                                                             December 31,
                                          2005       2004        2003
                                        --------  ---------  ------------
      Balance, beginning of period      $234,167  $ 402,169    $440,130
      Amortization(1)..................  (53,400)   (37,921)    (54,038)
      Interest(2)......................   12,416     14,866      16,077
      Change in unrealized gains/losses    2,840     (1,000)         --
      Impact of adoption of SOP 03-1...       --   (130,211)         --
      Opening balance adjustments......       --    (13,736)         --
                                        --------  ---------    --------
      Balance, end of period            $196,023  $ 234,167    $402,169
                                        ========  =========    ========

--------
(1)The average expected life of VOBA was approximately 10 years from the date of acquisition.
(2)The interest accrual rate was 5.94% for the VOBA related to the businesses acquired.

  Certain contracts issued by the Company include a market value adjustment ("MVA") feature that requires the Company to pay to the contractholder upon surrender the accreted value of the fund as well as a market value adjustment based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts or index rate at time of surrender, if applicable. As of December 31, 2003, this liability was reflected at market value, which considers the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon the adoption of SOP 03-1 on January 1, 2004, the Company changed its accounting for American Skandia's contracts containing MVA features as described previously under "New Accounting Pronouncements." The Company's net VOBA balance decreased $130 million upon the adoption of SOP 03-1, primarily due to the change in the liability for the MVA feature since the expected cash flows on this business in force at the time of acquisition that corresponded to obligations covered by SOP 03-1 were considered in establishing the initial VOBA.

  Estimated future net amortization of VOBA as of December 31, 2005 is as follows (in thousands):

                          2006............... $ 38,948
                          2007...............   31,609
                          2008...............   25,205
                          2009...............   19,752
                          2010...............   14,753
                          2011 and thereafter   65,756
                                              --------
                             Total........... $196,023
                                              ========

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

  The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also issues variable annuity contracts with separate account options where the Company contractually guarantees to the contract holder a return of no less than (a) total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

  The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

  The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contract holders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits".

  In 2005 there were no gains or losses on transfers of assets from the general account to a separate account.

  For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2005, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                                          December 31, 2005          December 31, 2004
                                                      -------------------------- --------------------------
                                                        In the          At         In the          At
                                                       Event of   Annuitization/  Event of   Annuitization/
                                                        Death      Accumulation    Death      Accumulation
                                                      ----------- -------------- ----------- --------------
                                                                      (dollars in millions)
Variable Annuity Contracts

Return of Net Deposits
Account value........................................ $  25,582.1          N/A   $  23,693.9          N/A
Net amount at risk................................... $   1,970.0          N/A   $   2,320.8          N/A
Average attained age of contractholders..............  60.1 years          N/A    62.4 years          N/A

Anniversary contract value or minimum return.........
Account value........................................ $   4,881.9  $  10,733.0   $   4,060.9  $   6,637.0
Net amount at risk................................... $     602.0  $       3.5   $     613.0  $       1.4
Average attained age of contractholders..............  62.1 years   58.3 years    63.9 years   58.8 years
Average period remaining until expected annuitization         N/A    6.4 years           N/A    6.5 years

                                                          December 31, 2005          December 31, 2004
                                                      -------------------------- --------------------------
                                                      Unadjusted     Adjusted    Unadjusted     Adjusted
                                                        Value         Value        Value         Value
                                                      ----------- -------------- ----------- --------------
Market value adjusted annuities
Account value........................................ $   1,105.2  $   1,115.0   $   1,242.8  $   1,299.3

  Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                    December 31,  December 31,
                                        2005          2004
                                    ------------- -------------
                                    (in millions) (in millions)
                 Equity funds......   $19,223.3     17,228.3
                 Bond funds........     5,058.3      4,987.5
                 Balanced funds....     1,253.2        846.8
                 Money market funds     1,642.2      1,382.1
                 Specialty funds...     2,181.8      2,067.3
                                      ---------     --------
                    Total..........   $29,358.8     26,512.0
                                      =========     ========

  In addition to the above mentioned amounts invested in separate account investment options, $1,105.2 million and $1,242.8 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2005 and 2004, respectively.

Liabilities For Guarantee Benefits

  The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for GMDB and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum income and withdrawals benefits ("GMIWB"), and guaranteed return option ("GRO") features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net." At December 31, 2005, the liabilities recorded related to these derivatives were reinsured entirely to an affiliate. See Note 8 and Note 13 for further details.

                                               GMWB/
                                        GMDB    GRO  GMIWB  GMIB Totals
                                       ------  ----- -----  ---- ------
                                                 (in millions)
       Balance as of January 1, 2004.. $  8.6  $ --  $  --  $ -- $  8.6
          Incurred guarantee benefits.   62.5    --     --   0.7   63.2
          Paid guarantee benefits.....  (44.7)   --     --    --  (44.7)
                                       ------  ----  -----  ---- ------
       Balance as of December 31, 2004   26.4    --     --   0.7   27.1
                                       ------  ----  -----  ---- ------
          Incurred guarantee benefits.   35.5   2.5   (3.0)  1.7   36.7
          Paid guarantee benefits.....  (35.8)   --     --    --  (35.8)
                                       ------  ----  -----  ---- ------
       Balance as of December 31, 2005 $ 26.1  $2.5  $(3.0) $2.4 $ 28.0
                                       ======  ====  =====  ==== ======

  The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue or at the acquisition date for contracts in-force at the time of the acquisition, the present value of expected death benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2005 and 2004 by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

  The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique.

  The GRO features predominantly provide for a guaranteed return of initial account value over a contractually defined period equal to seven years. One other variation of the GRO feature has an additional optional benefit that will provide for a base guarantee of account value seven years after the benefit is effective and every anniversary date thereafter and, if elected, an enhanced guarantee equal to the account value seven years after the effective date of any "step-up" and every anniversary date thereafter. All guaranteed amounts include any additional purchase payments and credits less withdrawals. Significant or prolonged declines in the value of any variable investment options a customer may choose as part of their GRO benefit may result in all or a substantial portion of their account values being allocated to fixed investment allocations, in conjunction with the Company's automatic rebalancing program associated with this feature.

  The GMWB feature guarantees the contractholder's ability to withdraw amounts equal to an initial principal value (the "GMWB Protected Value"), regardless of the impact of market performance on the contractholder's account value. The GMWB Protected Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following election of GMWB. The initial GMWB Protected Value is equal to the greater of (a) the account value on the date that GMWB is elected, plus any additional purchase payments (and credits, for bonus annuities) before the date of the first withdrawal or
(b) the account value of as the date of the first withdrawal. The contractholder also has the option, after a specified period of time, to reset the GMWB Protected Value to the then-current account value, if greater.

  The GMIWB feature provides a contractholder with two methods to receive guaranteed minimum payments over time--a "withdrawal" option and an "income" option. Each of these amounts is based on a "protected withdrawal value" (the "GMIWB Protected Withdrawal Value"). The initial GMIWB Protected Withdrawal Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following the election of the GMIWB. The initial GMIWB Protected Withdrawal Value is equal to the greatest of three amounts, which, stated generally, are (a) account value, plus additional purchase payments and any credits, rolled up at a specified percentage for a period of time (b) account value as of the date of the first withdrawal and (c) a specified highest anniversary value. Under the withdrawal option, the Company guarantees that a specified percentage of the GMIWB Protected Withdrawal Value can be withdrawn each year until the GMIWB Protected Withdrawal Value has been exhausted. Under the income option, the Company guarantees that a lesser percentage of the GMIWB Protected Withdrawal Value can be withdrawn for life. As under the GMWB feature, the contractholder may elect to step-up the GMIWB Protected Withdrawal Value if, due to positive market performance, the account value is greater than the current GMIWB Protected Withdrawal Value.

Sales Inducements

  The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit. Changes in deferred sales inducements are as follows:

                                                     Sales
                                                  Inducements
                                                 -------------
                                                 (in millions)
                 Balance as of January 1, 2004..    $ 70.3
                    Capitalization..............      84.1
                    Amortization................     (10.0)
                                                    ------
                 Balance as of December 31, 2004     144.4
                    Capitalization..............      99.6
                    Amortization................     (16.6)
                                                    ------
                 Balance as of December 31, 2005    $227.4
                                                    ======

8. REINSURANCE

  The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company utilizes both affiliated and unaffiliated reinsurance arrangements. On its unaffiliated arrangements, the Company uses primarily modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

  On its affiliated arrangements, the Company uses automatic coinsurance reinsurance arrangements. These agreements cover all significant risks under the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These affiliated agreements include the reinsurance of the Company's GMWB, GMIWB, and GRO features. These features are considered to be derivatives under SFAS
No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net." Please see Note 13 for further details around the affiliated reinsurance agreements.

  The effect of reinsurance for the year ended December 31, 2005, year ended December 31, 2004, and the eight months ended December 31, 2003, and four months ended April 30, 2003 was as follows (in thousands):

                                                             Unaffiliated Affiliated
                                                     Gross      Ceded       Ceded       Net
2005 (Successor)                                   --------  ------------ ---------- --------
Policy charges and fee income..................... $489,748    $(28,970)   $(23,277) $437,501
Realized investment (losses) gains, net........... $(13,429)   $     --    $   (518) $(13,947)
Policyholders' benefits........................... $ 67,244    $ (4,271)   $     --  $ 62,973
General, administrative and other expenses........ $336,856    $ (6,211)   $     --  $330,645

2004 (Successor)
Policy charges and fee income..................... $401,718    $(30,220)   $(12,965) $358,533
Realized investment (losses) gains, net........... $ (8,409)   $     --    $     --  $ (8,409)
Policyholders' benefits........................... $ 86,948    $     --    $     --  $ 86,948
General, administrative and other expenses........ $268,318    $ (3,804)   $     --  $264,514

Eight months ended December 31, 2003 (Predecessor)
Policy charges and fee income..................... $264,835    $(22,880)   $     --  $241,955
Realized investment (losses) gains, net........... $   (472)   $     --    $     --  $   (472)
Policyholders' benefits........................... $ 43,246    $    434    $     --  $ 43,680
General, administrative and other expenses........ $162,116    $ (2,143)   $     --  $159,973

Four months ended April 30, 2003 (Predecessor)
Policy charges and fee income..................... $120,392    $(11,179)   $     --  $109,213
Realized investment (losses) gains, net........... $ (4,601)   $     --    $     --  $ (4,601)
Policyholders' benefits........................... $ 24,355    $   (409)   $     --  $ 23,946
General, administrative and other expenses........ $104,795    $ (7,155)   $     --  $ 97,640

9. INCOME TAXES

  The components of income tax expense (benefit) for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 are as follows:

                                             Successor             Predecessor
                                    ---------------------------    -----------
                                                    Eight months   Four months
                                                       ended          ended
                                                    December 31,    April 30,
                                     2005    2004       2003          2003
                                    ------- ------- ------------   -----------
 Current tax (benefit) expense:
    U.S. and foreign............... $    51 $ 3,936   $(1,950)       $(2,706)
    State and local................      --     135       (22)          (464)
                                    ------- -------   -------        -------
    Total..........................      51   4,071    (1,972)        (3,170)
                                    ------- -------   -------        -------
 Deferred tax expense (benefit):
    U.S. and foreign...............  45,202  31,595    51,475         (5,374)
    State and local................     789   1,353       898             --
                                    ------- -------   -------        -------
    Total..........................  45,991  32,948    52,373         (5,374)
                                    ------- -------   -------        -------
 Total income tax expense (benefit) $46,042 $37,019   $50,401        $(8,544)
                                    ======= =======   =======        =======

  The income tax expense (benefit) for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                    Successor            Predecessor
                                               ------------------  -----------------------
                                                                   Eight months Four months
                                                                      ended        ended
                                                                   December 31,  April 30,
                                                 2005      2004        2003        2003
                                               --------  --------  ------------ -----------
                                                              (in thousands)
Expected federal income tax expense (benefit). $ 71,563  $ 50,400    $49,440      $  (263)
   Dividends received deduction...............  (21,848)  (14,052)        --       (2,800)
   Loss on foreign subsidiary.................       --        --         --       (5,374)
   Tax credits................................   (4,841)
   State income taxes, net of federal benefit.      513       435        570         (301)
   Other......................................      655       236        391          194
                                               --------  --------    -------      -------
   Total income tax expense (benefit)......... $ 46,042  $ 37,019    $50,401      $(8,544)
                                               ========  ========    =======      =======

  Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                           2005       2004
                                                        ---------  ---------
                                                           (in thousands)
  Deferred tax assets
     Insurance reserves................................ $ 303,736  $ 289,430
     Income taxed in advance...........................    34,410     71,011
     Compensation reserves.............................    11,954     19,235
     Net operating loss carryforwards..................    94,749     22,752
     Net unrealized losses on securities...............     1,889         --
     Other.............................................    30,572     21,900
                                                        ---------  ---------
     Deferred tax assets...............................   477,310    424,328
                                                        ---------  ---------
  Deferred tax liabilities
     VOBA and deferred acquisition cost................  (247,383)  (167,161)
     Net unrealized gains on fixed maturity securities.        --    (11,311)
     Other.............................................    (2,351)    (5,741)
                                                        ---------  ---------
     Deferred tax liabilities..........................  (249,734)  (184,213)
                                                        ---------  ---------

  Net deferred tax asset/(liability)................... $ 227,576  $ 240,115
                                                        =========  =========

  The Company's federal and state net operating loss carryforwards, totaling approximately $270 million will expire, if not used, between 2009 and 2020.

  Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. It is intended that the Company will join in the federal income tax return of Prudential Financial once it becomes an eligible company. A valuation allowance would be recorded in the event of a change in management's assessment of the amount of the deferred tax asset that is realizable.

  The Company's federal income tax returns for the 2002 and 2003 periods are currently under examination.

10. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

  The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

  Statutory net income (loss) of the Company amounted to $(31.4) million, $101.1 million, and ($13.7) million, for the years ended December 31, 2005, 2004, and 2003, respectively. Statutory surplus of the Company amounted to $367.3 million and $399.0 million at December 31, 2005 and 2004, respectively.

  Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on 2005 earnings, there is capacity to pay a dividend of $36.7 million without prior approval in 2006.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

  The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

  Estimated fair values for fixed maturities and equity securities are based on quoted market prices or estimates from independent pricing services.

Commercial Loans

  The fair value of commercial loans held by the Company's commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

  The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                            2005                    2004
                                                   ----------------------- -----------------------
                                                    Carrying   Estimated    Carrying   Estimated
                                                     value     fair value    value     fair value
                                                   ----------- ----------- ----------- -----------
                                                                   (in thousands)
Financial assets:
   Fixed maturities............................... $ 1,562,569 $ 1,562,569 $ 1,771,976 $ 1,771,976
   Trading securities.............................      30,778      30,778      47,316      47,316
   Equity securities..............................      11,098      11,098      11,567      11,567
   Commercial Loans...............................       6,000       6,037          --          --
   Policy loans...................................      11,779      11,779      10,323      10,323
   Short-term investments.........................     209,691     209,691     423,971     423,971
   Cash and cash equivalents......................       3,507       3,507      72,854      72,854
   Separate account assets........................  29,786,393  29,786,393  26,984,413  26,984,413

Financial liabilities:
   Securities sold under agreements to repurchase.       7,147       7,147      33,373      33,373
   Short-term borrowing...........................     208,584     208,584     140,363     140,363
   Long-term borrowing............................     135,000     135,000     135,000     135,000
   Separate account liabilities...................  29,786,393  29,786,393  26,984,413  26,984,413

12. CONTINGENT LIABILITIES AND LITIGATION

Contingent Liabilities

  On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, annuity administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

  It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

  During the third quarter of 2004, the Company identified a system-generated calculation error in its annuity contract administration system. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to the Company associated with remediation, breakage and other costs. During 2004, the Company established a reserve of $32 million relating to this matter. There were no significant developments regarding the remediation of this matter during 2005.

Litigation and Regulatory Matters

  We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The following is a summary of certain pending proceedings.

  The Company is in discussions with various state insurance departments concerning a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by the Company. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of the Company by Prudential Financial. Certain state insurance departments have requested modifications to the remediation program that the Company anticipates will impact the overall cost of the program. The remediation and administrative costs of the remediation program would be subject to the indemnification provisions of the acquisition agreement relating to the Acquisition.

  With the approval of Skandia, an offer was made to the authorities investigating the Company and certain affiliated companies, the SEC and NYAG, to settle the matters relating to market timing in variable annuities by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, the Company believes these discussions are likely to lead to settlements with these authorities. Any regulatory settlement involving the Company or any affiliates of the Company that Prudential Financial acquired from Skandia through the Acquisition would be subject to the indemnification provisions of the acquisition agreement. If achieved, settlement of the matters could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to the Company's business.

  The Company's litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

  It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including the claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial and its subsidiaries under the terms of the Acquisition. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against the Company ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Those obligations only apply to such costs and expenses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion.

13. RELATED PARTY TRANSACTIONS

Affiliated Asset Management Fee Income

  In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia Trust. Income received from ASISI related to this agreement was $82.3 million, $72.0 million, $43.7 million, and $19.0 million for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003, respectively. These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Cost Allocation Agreements with Affiliates

  Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation ("ASIST"), an affiliated company. ASLAC signed a written service agreement with ASIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

  Allocated lease expense was $8.6 million, $9.1 million, $4.6 million, and $2.0 million for the year ended December 31, 2005, year ended December 31, 2004, the eight months ended December 31, 2003, and four months ended April 30, 2003 respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense, was $2.5 million, $2.3 million, $1.2 million, and $622 thousand for the year ended December 31, 2005, year ended December 31, 2004, the eight months ended December 31, 2003, and four months ended April 30, 2003, respectively. Assuming that the written service agreement between ASLAC and ASIST continues indefinitely, ASLAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2005 are as follows (in thousands):

                                          Lease  Sub-Lease
                                         ------- ---------
                     2006............... $ 8,137  $ 2,501
                     2007...............   8,137    2,332
                     2008...............   8,137    1,880
                     2009...............   7,409    1,869
                     2010...............   3,769    1,496
                     2011 and thereafter  10,207    3,282
                                         -------  -------
                     Total.............. $45,796  $13,360
                                         =======  =======

  Beginning in 1999, the Company was reimbursed by its affiliate American Skandia Marketing, Incorporated ("ASM") for certain distribution related costs associated with the sales of variable annuities from revenues ASM receives under a 12b-1 plan of AST. Under this agreement, the expenses reimbursed were $4.3 million, $4.9 million, and $2.1 million for the year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003, respectively. This agreement was terminated at the end of 2004.

  The Company and ASM have a written Service Agreement, approved by the Connecticut Insurance Department on September 13, 1996, whereby ASM pays, on behalf of the Company, information consulting fees payable in connection with the sale of the Company's insurance products. The Company reimburses ASM for ASM's payment of such fees on the Company's behalf. The Company paid ASM $32.8 million, $21.4 million, $9.6 million and $34.2 million during the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively, pursuant to the agreement. Beginning in 2005, information consulting fees are paid directly by the Company.

  The Company pays commissions and certain other fees to ASM in consideration for ASM's marketing and underwriting of the Company's products, which commissions and fees are paid by ASM to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to ASM during the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 were $312.3 million, $222.0 million, $136.5 million, and $46.0 million, respectively.

Reinsurance Agreements

  During 2005, the Company entered into new reinsurance agreements with affiliates as part of its risk management and capital management strategies. The Company entered into a coinsurance agreement with Prudential Insurance providing for the 100% reinsurance of its Lifetime Five benefit feature (GMIWB) sold on new business prior to May 6, 2005. Fees ceded on this agreement, included in "Policy charges and fee income" on the financial statements, were $850 thousand as of December 31, 2005. Effective July 1, 2005, the Company entered into a new coinsurance agreement with Pruco Re, Ltd. providing for the 100% reinsurance of its Lifetime Five benefit feature sold on new business after May 5, 2005 as well as for riders issued from March 15, 2005 forward on business in-force before March 15, 2005. Fees ceded on this agreement, included in "Policy charges and fee income" on the financial statements, were $3.8 million as of December 31, 2005.

  During 2004, we entered into two new reinsurance agreements with affiliates as part of our risk management and capital management strategies. We entered into a 100% coinsurance agreement with The Prudential Insurance Company of America providing for the reinsurance of our guaranteed minimum withdrawal benefit feature (GMWB). Fees ceded on this agreement, included in "Policy charges and fee income" on the financial statements, were $2.4 million and $0.9 million for 2005 and 2004, respectively. We also entered into a 100% coinsurance agreement with Pruco Re, Ltd. providing for the reinsurance of our guaranteed return option (GRO). In prior years, the Company entered into reinsurance agreements to provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. Fees ceded on this agreement, included in "Policy charges and fee income" on the financial statements, were $16.2 million and $12.1 million for 2005 and 2004, respectively.

Debt Agreements

Short-term and Long-term borrowings

  The Company had a $10.0 million short-term loan payable to ASI at December 31, 2004 and 2003 as part of a revolving loan agreement. The loan had an interest rate of 2.66% and matured on January 30, 2005. The loan was subsequently rolled over with a new interest rate of 2.66% and matured on April 30, 2005. The loan was not rolled over after April 30, 2005. The total related interest expense to the Company was $22 thousand, $232 thousand, $116 thousand, and $60 thousand for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003, respectively. Accrued interest payable was $46 thousand as of December 31, 2004.

  On January 3, 2002, the Company entered into a $150 million credit facility agreement with ASI. This credit facility terminated on December 31, 2005 and no amounts were outstanding under this credit facility. As of December 31, 2004, $126 million was outstanding under this credit facility. Interest expense related to these borrowings was $468 thousand, $2.6 million, $534 thousand, and $56 thousand for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003. Accrued interest payable was $250 thousand as of December 31, 2004.

  On March 12, 2004, the Company entered into a $45 million loan with Prudential Funding LLC. This loan had an interest rate of 2.78% and matured on March 10, 2005. The loan was subsequently rolled over with a new interest rate of 4.80% and new maturity date of on March 12, 2007. Interest paid related to these borrowings was $1.6 million for the year ended December 31, 2005 and $248 thousand for the year ended December 31, 2004. As of December 31, 2005, $45 million was outstanding under this credit facility. Accrued interest payable was $114 thousand as of December 31, 2005 and $73 thousand as of December 31, 2004.

  On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 4.68% and matures on March 10, 2006. The total related interest expense to the Company was $869 thousand for the year ended December 31, 2005. Accrued interest payable was $74 thousand as of December 31, 2005.

  On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 4.80% and matures on March 12, 2007. The total related interest expense to the Company was $897 thousand for the year ended December 31, 2005. Accrued interest payable was $76 thousand as of December 31, 2005.

  On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 4.86% and matures on March 11, 2008. The total related interest expense to the Company was $912 thousand for the year ended December 31, 2005. Accrued interest payable was $77 thousand as of December 31, 2005.

  On May 1, 2004, the Company entered into a $500 million credit facility agreement with Prudential Funding LLC. Effective December 1, 2004, the credit facility agreement was increased to $750 million. Interest paid related to these borrowings was $1.7 million and $678 thousand for the year ended December 31, 2005 and December 31, 2004, respectively. As of December 31, 2005 and 2004 $208.6 million and $94 million, respectively, was outstanding under this credit facility. Accrued interest payable was $223 thousand and $95 thousand as of December 31, 2005 and 2004, respectively.

Future fees payable to ASI

  In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

  The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

  Under the terms of the securitization purchase agreements, the rights sold provide for ASI to receive a percentage (60%, 80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally 6 to 8 years). As a result of purchase accounting, the liability was reduced to reflect the discounted estimated future payments to be made and has been subsequently reduced by amortization according to a revised schedule. If actual mortality and expense charges and contingent deferred sales charges are less than those projected in the original amortization schedules, calculated on a transaction by transaction basis, ASI has no recourse against the Company.

  The Company has determined, using assumptions for lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management, that the discounted estimated future payments to ASI would be $126.7 million and $222.6 million as of December 31, 2005 and 2004, respectively.

  Payments, representing fees and charges in the aggregate amount, of $96.6 million, $122.2 million, $94.3 million, and $50.5 million were made by the Company to ASI during the year ended December 31,2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003, respectively. Related expense (income) of $9.2 million, $12.7 million, $11.1 million, and ($11.6) million has been included in the Statements of Operations and Comprehensive Income for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003, respectively.

  The Commissioner of the State of Connecticut has approved the transfer of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to restrict the payments due to ASI, into a restricted account, under the Purchase Agreement subject to certain terms and conditions.

  The present values of the transactions that are still active as of 12/31/2005 as of the respective effective date were as follows (dollars in thousands):

                   Closing  Effective   Contract Issue   Discount Present
       Transaction  Date      Date          Period         Rate    Value
       ----------- -------- --------- ------------------ -------- -------
         1998-2... 11/10/98  10/1/98    5/1/97 - 8/31/98    7.0%   68,573
         1999-1...  6/23/99   6/1/99    4/1/94 - 4/30/99    7.5%  120,632
         1999-2... 12/14/99  10/1/99    11/1/98 -7/31/99    7.5%  145,078
         2000-1...  3/22/00   2/1/00    8/1/99 - 1/31/00    7.5%  169,459
         2000-2...  7/18/00   6/1/00    2/1/00 - 4/30/00   7.25%   92,399
         2000-3...  1/18/01  12/1/00   5/1/00 - 10/31/00   7.25%  107,138
         2000-4... 12/28/00  12/1/00   1/1/98 - 10/31/00   7.25%  107,291
         2002-1...  4/12/02   3/1/02  11/1/00 - 12/31/01    6.0%  101,713

  Future amortization of future fees payable to ASI as of December 31, 2005, according to a revised amortization schedule, are as follows (in thousands):

                                 Year   Amount
                                 ----  --------
                                 2006. $ 64,619
                                 2007.   36,361
                                 2008.   11,421
                                 2009.      750
                                       --------
                                 Total $113,151
                                       ========

Inter-affiliate Asset Purchase

  During the second quarter of 2004, the Company purchased bonds from an affiliate company, The Prudential Insurance Company of America. The Company purchased fixed maturity investments for $30.7 million, the acquisition-date fair value, but reflected the cost of the investments at the historic amortized cost to the affiliate. The difference between the historic amortized cost and the fair value, net of taxes, was reflected as additional paid-in capital of $(0.9) million. The fixed maturity investments are categorized in the Company's balance sheet as fixed maturities available-for sale, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

14. LEASES

  The Company entered into an eleven-year lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for the year ended December 31, 2005, year ended December 31 2004, the eight months ended December 31, 2003, and four months ended April 30, 2003 was $3.0 million, $2.9 million, $1.7 million, and $899 thousand, respectively. Sub-lease rental income was $405 thousand, $455 thousand, $297 thousand, and $129 thousand for the year ended December 31, 2005, year ended December 31 2004, eight months ended December 31, 2003, and four months ended April 30, 2003. Future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2005 are as follows (in thousands):

                                          Lease  Sub-Lease
                                         ------- ---------
                     2006............... $ 3,019  $  493
                     2007...............   3,032     640
                     2008...............   3,166     446
                     2009...............   3,166     164
                     2010...............   3,166     164
                     2011 and thereafter   2,903     164
                                         -------  ------
                     Total.............. $18,452  $2,071
                                         =======  ======

15. EMPLOYEE BENEFITS

  The Company's employees are covered by funded non-contributory defined benefit pensions plans of Prudential Insurance. Prudential Insurance also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits for transitioned former employees of the Company are based on a notional account balance that takes into consideration age, service and salary during their careers. Prudential Insurance's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines, but no contributions have been required in recent years.

  The Company has no legal obligation for benefits under these plans.

  Substantially all of the Company's employees may become eligible to receive postretirement benefits under Prudential Insurance plans if they retire after age 55 with at least 10 years of service. These benefits are funded as considered necessary.

  The Company's share of net expense for the pension plans was $3.1 million and $7.2 million for the twelve months ended December 31, 2005 and twelve months ended December 31, 2004, respectively.

  Prudential Insurance sponsors voluntary savings plan for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $1.4 million and $1.2 million in 2005 and 2004, respectively.

  Prior to May 1, 2003, the Company had a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company provides a 50% match on employees' contributions up to 6% of an employee's salary (for an aggregate match of up to 3% of the employee's salary). Additionally, the Company may contribute additional amounts based on profitability of the Company and certain of its affiliates. Expenses (income) related to this program for the eight months ended December 31, 2003, and four months ended April 30, 2003 were ($70) thousand and $425 thousand respectively. Company contributions to this plan on behalf of the participants were $4 thousand and $896 thousand for the eight months ended December 31, 2003, and four months ended April 30, 2003.

  The Company and certain affiliates cooperatively have a long-term incentive program under which units are awarded to executive officers and other personnel. This plan terminated in March 2004. Prior to May 1, 2003, the Company and certain affiliates also had a profit sharing program, which benefits all employees below the officer level. These programs consist of multiple plans with new plans instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the programs. The accrued liability representing the value of these units was $74 thousand as of December 31, 2004. (Income) expenses related to these programs for the twelve months ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 were $3 thousand, ($468) thousand, and $249 thousand, respectively. Payments under these programs were $74 thousand, $1.1 million, $1.0 million, and $4.7 million, for the twelve months ended
December 31, 2005, twelve months ended December 31 2004, eight months ended December 31, 2003, and four months ended April 30, 2003.

16. CONTRACT WITHDRAWAL PROVISIONS

  Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contract owners at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

17. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

  The unaudited quarterly results of operations for the years ended December 31, 2005, 2004 and 2003 are summarized in the table below:

                                                                       Three months ended (Successor)
                                                                 ------------------------------------------
                                                                 March 31 June 30  September 30 December 31
                                                                 -------- -------- ------------ -----------
                                                                               (in thousands)
2005............................................................
Total revenues.................................................. $165,864 $164,677   $168,608    $168,836
Total benefits and expenses.....................................  123,726  122,891    101,247     115,655
Income (loss) from operations before income taxes and cumulative
  effect of accounting change...................................   42,138   41,786     67,361      53,181
Net income (loss)...............................................   30,119   35,585     49,419      43,301

                                                                       Three months ended (Successor)
                                                                 ------------------------------------------
                                                                 March 31 June 30  September 30 December 31
                                                                 -------- -------- ------------ -----------
                                                                               (in thousands)
2004............................................................
Total revenues.................................................. $140,459 $142,537   $138,119    $154,467
Total benefits and expenses.....................................  101,440  106,263    101,229     122,650
Income (loss) from operations before income taxes and cumulative
  effect of accounting change...................................   39,019   36,274     36,890      31,817
Net income (loss)...............................................    9,807   25,803     29,508      24,785

                                   Predecessor                        Successor
                              ----------------------   ----------------------------------------
                              Three months One month     Two months   Three months Three months
                                 ended       ended         ended         ended        ended
                                March 31   April 30       June 30     September 30 December 31
                              ------------ ---------   -------------- ------------ ------------
                                                       (in thousands)
2003.........................
Total revenues...............   $104,470    $30,059       $89,807       $126,498     $133,294
Total benefits and expenses..    124,243     11,036        52,837         72,227       83,278
(Loss) income from operations
  before income taxes........    (19,773)    19,023        36,970         54,271       50,016
Net (loss) income............    (11,554)    19,348        25,184         37,183       28,489

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2005


                                                                                      SUBACCOUNTS
                                                    -------------------------------------------------------------------------------

                                                          AST              AST T. ROWE         AST AMERICAN         AST AMERICAN
                                                   ALLIANCEBERNSTEIN     PRICE LARGE-CAP      CENTURY INCOME      CENTURY STRATEGIC
                                                    GROWTH & INCOME     GROWTH PORTFOLIO    & GROWTH PORTFOLIO   BALANCED PORTFOLIO
                                                   -----------------    ----------------    ------------------   ------------------
ASSETS
 Investment in the portfolios, at value ........     $2,733,461,445       $248,066,482         $382,330,974         $199,851,506
                                                     --------------       ------------         ------------         ------------
 Net Assets ....................................     $2,733,461,445       $248,066,482         $382,330,974         $199,851,506
                                                     ==============       ============         ============         ============

NET ASSETS, representing:
 Accumulation units ............................     $2,733,461,445       $248,066,482         $382,330,974         $199,851,506
                                                     --------------       ------------         ------------         ------------
                                                     $2,733,461,445       $248,066,482         $382,330,974         $199,851,506
                                                     ==============       ============         ============         ============

 Units outstanding .............................        167,796,720         18,693,659           27,143,236           13,906,692
                                                     ==============       ============         ============         ============

 Portfolio shares held .........................        135,252,916         24,130,981           27,948,170           13,985,410
 Portfolio net asset value per share ...........     $        20.21       $      10.28         $      13.68         $      14.29
 Investment in portfolio shares, at cost .......     $2,329,357,337       $192,610,360         $314,617,550         $168,495,048


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                      SUBACCOUNTS
                                                    -------------------------------------------------------------------------------

                                                          AST              AST T. ROWE         AST AMERICAN         AST AMERICAN
                                                   ALLIANCEBERNSTEIN     PRICE LARGE-CAP      CENTURY INCOME      CENTURY STRATEGIC
                                                    GROWTH & INCOME     GROWTH PORTFOLIO    & GROWTH PORTFOLIO   BALANCED PORTFOLIO
                                                   -----------------    ----------------    ------------------   ------------------
INVESTMENT INCOME
 Dividend income ...............................     $   26,469,435       $          0         $  7,030,653         $  3,555,489
                                                     -------------        ------------         ------------         ------------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration ...............................         40,475,924          2,945,761            5,995,873            3,145,422
                                                     -------------        ------------         ------------         ------------

NET INVESTMENT INCOME (LOSS) ...................        (14,006,489)        (2,945,761)           1,034,780              410,067
                                                     -------------        ------------         ------------         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received ..........                  0                  0                    0                    0
 Realized gain (loss) on shares redeemed .......         (3,299,273)        11,280,036           24,760,461            7,128,261
 Net change in unrealized gain (loss) on
  investments ..................................         99,118,533         18,566,883          (14,591,775)          (1,479,247)
                                                     -------------        ------------         ------------         ------------

NET GAIN (LOSS) ON INVESTMENTS .................         95,819,260         29,846,919           10,168,686            5,649,014
                                                     -------------        ------------         ------------         ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................     $   81,812,771       $ 26,901,158         $ 11,203,466         $  6,059,081
                                                     =============        ============         ============         ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                      SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AST GOLDMAN AST FEDERATED
                    AST COHEN &                        AST DEAM         AST DEAM         AST DEAM        SACHS HIGH    AGGRESSIVE
   AST MONEY        STEERS REAL      AST GLOBAL       LARGE-CAP         SMALL-CAP        SMALL-CAP          YIELD        GROWTH
MARKET PORTFOLIO ESTATE PORTFOLIO    ALLOCATION    VALUE PORTFOLIO  GROWTH PORTFOLIO  VALUE PORTFOLIO     PORTFOLIO    PORTFOLIO
---------------- ----------------   ------------   ---------------  ----------------  ---------------   ------------ -------------

 $1,610,700,235    $399,859,113     $198,585,199     $168,747,170     $249,998,214     $107,011,728     $576,164,976  $531,526,100
 --------------    ------------     ------------     ------------     ------------     ------------     ------------  ------------
 $1,610,700,235    $399,859,113     $198,585,199     $168,747,170     $249,998,214     $107,011,728     $576,164,976  $531,526,100
 ==============    ============     ============     ============     ============     ============     ============  ============


 $1,610,700,235    $399,859,113     $198,585,199     $168,747,170     $249,998,214     $107,011,728     $576,164,976  $531,526,100
 --------------    ------------     ------------     ------------     ------------     ------------     ------------  ------------
 $1,610,700,235    $399,859,113     $198,585,199     $168,747,170     $249,998,214     $107,011,728     $576,164,976  $531,526,100
 ==============    ============     ============     ============     ============     ============     ============  ============

    139,358,491      18,373,743       10,921,390       12,951,926       25,315,162        7,609,139       39,066,844    36,135,866
 ==============    ============     ============     ============     ============     ============     ============  ============

  1,610,700,235      22,489,264       15,810,923       13,499,774       29,832,722        8,954,956       69,501,203    50,815,115
 $         1.00    $      17.78     $      12.56     $      12.50     $       8.38     $      11.95     $       8.29  $      10.46
 $1,610,700,235    $308,376,339     $175,483,282     $139,360,585     $194,967,520     $106,086,148     $583,341,630  $469,479,604




                                                     SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AST GOLDMAN   AST FEDERATED
                    AST COHEN &                      AST DEAM        AST DEAM         AST DEAM         SACHS HIGH     AGGRESSIVE
   AST MONEY        STEERS REAL    AST GLOBAL       LARGE-CAP        SMALL-CAP        SMALL-CAP          YIELD          GROWTH
MARKET PORTFOLIO ESTATE PORTFOLIO  ALLOCATION    VALUE PORTFOLIO GROWTH PORTFOLIO  VALUE PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------- ---------------- ------------   --------------- ----------------  ---------------   -------------  -------------

 $   50,406,927    $  5,841,524   $  7,294,913     $  1,344,133    $           0    $    154,015     $  48,848,084   $          0
 --------------    ------------   ------------     ------------    -------------    ------------     -------------   ------------



     28,232,384       6,003,045      3,017,183        2,370,332        3,901,249       1,748,802         9,194,457      7,339,363
 --------------    ------------   ------------     ------------    -------------    ------------     -------------   ------------

     22,174,543        (161,521)     4,277,730       (1,026,199)      (3,901,249)     (1,594,787)       39,653,627     (7,339,363)
 --------------    ------------   ------------     ------------    -------------    ------------     -------------   ------------



              0      28,912,256              0                0                0       8,913,649                 0     29,383,220
              0      49,081,661     (5,698,716)       7,629,750       27,654,428       2,819,457       (32,215,860)    10,795,726
              0     (33,851,902)    12,065,574        4,627,535      (30,326,565)    (11,591,426)      (10,199,371)     5,252,587
 --------------    ------------   ------------     ------------    -------------    ------------     -------------   ------------

              0      44,142,015      6,366,858       12,257,285       (2,672,137)        141,680       (42,415,231)    45,431,533
 --------------    ------------   ------------     ------------    -------------    ------------     -------------   ------------


 $   22,174,543    $ 43,980,494   $ 10,644,588     $ 11,231,086    $  (6,573,386)   $ (1,453,107)    $  (2,761,604)  $ 38,092,170
 ==============    ============   ============     ============    =============    ============     =============   ============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                  SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                                                   AST GOLDMAN                          AST GOLDMAN
                                                                                      SACHS           AST GOLDMAN       SACHS SMALL
                                             AST MID-CAP      AST SMALL-CAP       CONCENTRATED       SACHS MID-CAP       CAP VALUE
                                           VALUE PORTFOLIO   VALUE PORTFOLIO    GROWTH PORTFOLIO    GROWTH PORTFOLIO     PORTFOLIO
                                           ---------------   ---------------    ----------------    ----------------   ------------
ASSETS
 Investment in the portfolios, at value     $156,574,875      $1,038,873,425      $728,589,135        $388,958,201     $248,951,061
                                            ------------      --------------      ------------        ------------     ------------
 Net Assets............................     $156,574,875      $1,038,873,425      $728,589,135        $388,958,201     $248,951,061
                                            ============      ==============      ============        ============     ============

NET ASSETS, representing:
 Accumulation units....................     $156,574,875      $1,038,873,425      $728,589,135        $388,958,201     $248,951,061
                                            ------------      --------------      ------------        ------------     ------------
                                            $156,574,875      $1,038,873,425      $728,589,135        $388,958,201     $248,951,061
                                            ============      ==============      ============        ============     ============

 Units outstanding.....................       12,416,153          60,672,388        33,370,561          52,067,714       11,096,171
                                            ============      ==============      ============        ============     ============

 Portfolio shares held.................       12,397,060          69,074,031        32,789,790          84,190,086       13,435,027
 Portfolio net asset value per share...     $      12.63      $        15.04      $      22.22        $       4.62     $      18.53
 Investment in portfolio shares, at
  cost.................................     $128,987,842      $  971,590,670      $632,493,313        $328,125,765     $208,644,892


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                  SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                                                   AST GOLDMAN                          AST GOLDMAN
                                                                                      SACHS           AST GOLDMAN       SACHS SMALL
                                             AST MID-CAP      AST SMALL-CAP       CONCENTRATED       SACHS MID-CAP       CAP VALUE
                                           VALUE PORTFOLIO   VALUE PORTFOLIO    GROWTH PORTFOLIO    GROWTH PORTFOLIO     PORTFOLIO
                                           ---------------   ---------------    ----------------    ----------------   ------------
INVESTMENT INCOME
 Dividend income.......................     $    729,573      $      755,379      $  4,315,779        $          0     $    921,822
                                            ------------      --------------      ------------        ------------     ------------

EXPENSES
 Charges to contract owners for
  assuming mortality risk and expense
  risk and for administration..........        2,618,327          15,707,657        11,293,837           5,643,591        3,818,557
                                            ------------      --------------      ------------        ------------     ------------

NET INVESTMENT INCOME (LOSS)...........       (1,888,754)        (14,952,278)       (6,978,058)         (5,643,591)      (2,896,735)
                                            ------------      --------------      ------------        ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
 Capital gains distributions received..                0         210,066,100                 0                   0       49,411,354
 Realized gain (loss) on shares
  redeemed.............................       14,910,459          25,154,647       (23,466,567)          9,231,335       12,222,162
 Net change in unrealized gain (loss)
  on investments.......................       (6,977,168)       (173,554,505)       36,074,028           8,773,510      (51,735,363)
                                            ------------      --------------      ------------        ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS.........        7,933,291          61,666,242        12,607,461          18,004,845        9,898,153
                                            ------------      --------------      ------------        ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............     $  6,044,537      $   46,713,964      $  5,629,403        $ 12,361,254     $  7,001,418
                                            ============      ==============      ============        ============     ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A3


                                               SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                   AST LORD                                        AST NEUBERGER    AST NEUBERGER
                  ABBETT BOND     AST MARSICO                      & BERMAN MID-    & BERMAN MID-                      AST PIMCO
 AST LARGE-CAP     DEBENTURE     CAPITAL GROWTH        AST MFS       CAP GROWTH       CAP VALUE      AST SMALL CAP      LIMITED
VALUE PORTFOLIO    PORTFOLIO       PORTFOLIO      GROWTH PORTFOLIO   PORTFOLIO        PORTFOLIO          GROWTH      MATURITY BOND
---------------  ------------    --------------   ---------------- -------------    --------------   -------------  --------------

 $659,996,848    $662,777,288    $2,944,323,928     $549,512,862    $697,197,982    $1,446,831,064    $182,202,664  $1,673,435,025
 ------------    ------------    --------------     ------------    ------------    --------------    ------------  --------------
 $659,996,848    $662,777,288    $2,944,323,928     $549,512,862    $697,197,982    $1,446,831,064    $182,202,664  $1,673,435,025
 ============    ============    ==============     ============    ============    ==============    ============  ==============


 $659,996,848    $662,777,288    $2,944,323,928     $549,512,862    $697,197,982    $1,446,831,064    $182,202,664  $1,673,435,025
 ------------    ------------    --------------     ------------    ------------    --------------    ------------  --------------
 $659,996,848    $662,777,288    $2,944,323,928     $549,512,862    $697,197,982    $1,446,831,064    $182,202,664  $1,673,435,025
 ============    ============    ==============     ============    ============    ==============    ============  ==============

   34,769,059      54,113,090       206,075,734       63,684,303      37,762,308        63,124,177      12,336,754     142,947,781
 ============    ============    ==============     ============    ============    ==============    ============  ==============

   37,563,850      58,497,554       154,314,671       63,971,229      43,170,154        70,749,685      12,759,290     150,759,912
 $      17.57    $      11.33    $        19.08     $       8.59    $      16.15    $        20.45    $      14.28  $        11.10
 $532,498,581    $660,912,603    $2,296,711,413     $453,027,893    $607,085,115    $1,150,649,623    $182,724,187  $1,676,798,950




                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                    AST LORD                                        AST NEUBERGER  AST NEUBERGER
                   ABBETT BOND     AST MARSICO                      & BERMAN MID-  & BERMAN MID-                      AST PIMCO
 AST LARGE-CAP      DEBENTURE     CAPITAL GROWTH     AST MFS         CAP GROWTH      CAP VALUE      AST SMALL CAP      LIMITED
VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO    ROWTH PORTFOLIO      PORTFOLIO      PORTFOLIO          GROWTH      MATURITY BOND
---------------   ------------    -------------- ---------------    -------------   -------------   -------------   -------------

 $  5,636,487     $ 20,361,427    $           0   $     59,085      $          0   $    1,854,919   $           0   $  17,434,414
 ------------     ------------    -------------   ------------      ------------   --------------   -------------   -------------



    9,387,906        9,812,686       42,392,244      8,067,515         5,708,237       21,032,105       2,771,345      24,788,279
 ------------     ------------    -------------   ------------      ------------   --------------   -------------   -------------

   (3,751,419)      10,548,741      (42,392,244)    (8,008,430)       (5,708,237)     (19,177,186)     (2,771,345)     (7,353,865)
 ------------     ------------    -------------   ------------      ------------   --------------   -------------   -------------



            0        5,394,887                0              0                 0      183,956,720               0       7,424,733
    9,529,009        2,244,305       42,394,621       (115,544)       39,893,052       32,776,158       3,667,594      (3,436,120)
   25,054,138      (18,217,889)     148,297,655     32,685,828           544,952      (63,552,881)     (2,299,266)      3,861,120
 ------------     ------------    -------------   ------------      ------------   --------------   -------------   -------------

   34,583,147      (10,578,697)     190,692,276     32,570,284        40,438,004      153,179,997       1,368,328       7,849,733
 ------------     ------------    -------------   ------------      ------------   --------------   -------------   -------------


 $ 30,831,728     $    (29,956)   $ 148,300,032   $ 24,561,854      $ 34,729,767   $  134,002,811   $  (1,403,017)  $     495,868
 ============     ============    =============   ============      ============   ==============   =============   =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")



STATEMENT OF NET ASSETS
December 31, 2005


                                                                                 SUBACCOUNTS
                                         ------------------------------------------------------------------------------------------
                                                                                                        AST T. ROWE     AST T. ROWE
                                           AST PIMCO               AST                   AST           PRICE NATURAL    PRICE ASSET
                                          TOTAL RETURN      ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN      RESOURCES      ALLOCATION
                                         BOND PORTFOLIO   CORE VALUE PORTFOLIO    MANAGED INDEX 500      PORTFOLIO       PORTFOLIO
                                         --------------   --------------------    -----------------    -------------   ------------
ASSETS
 Investment in the portfolios, at
  value..............................    $1,607,278,591       $280,083,011           $491,178,671      $380,930,980    $421,751,611
                                         --------------       ------------           ------------      ------------    ------------
 Net Assets..........................    $1,607,278,591       $280,083,011           $491,178,671      $380,930,980    $421,751,611
                                         ==============       ============           ============      ============    ============

NET ASSETS, representing:
 Accumulation units..................    $1,607,278,591       $280,083,011           $491,178,671      $380,930,980    $421,751,611
                                         --------------       ------------           ------------      ------------    ------------
                                         $1,607,278,591       $280,083,011           $491,178,671      $380,930,980    $421,751,611
                                         ==============       ============           ============      ============    ============

 Units outstanding...................       109,302,587         21,260,157             38,737,867        12,695,727      22,882,365
                                         ==============       ============           ============      ============    ============

 Portfolio shares held...............       140,373,676         22,496,627             40,161,788        13,826,896      24,635,024
 Portfolio net asset value per share.    $        11.45       $      12.45           $      12.23      $      27.55    $      17.12
 Investment in portfolio shares, at
  cost...............................    $1,654,321,703       $248,543,200           $446,147,568      $297,898,917    $372,509,844


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                 SUBACCOUNTS
                                         ------------------------------------------------------------------------------------------
                                                                                                        AST T. ROWE     AST T. ROWE
                                           AST PIMCO               AST                   AST           PRICE NATURAL    PRICE ASSET
                                          TOTAL RETURN      ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN      RESOURCES      ALLOCATION
                                         BOND PORTFOLIO   CORE VALUE PORTFOLIO    MANAGED INDEX 500      PORTFOLIO       PORTFOLIO
                                         --------------   --------------------    -----------------    -------------   ------------
INVESTMENT INCOME
 Dividend income.....................    $   61,732,528       $  3,352,554           $  6,615,106      $    692,310    $  7,907,022
                                         --------------       ------------           ------------      ------------    ------------

EXPENSES
 Charges to contract owners for
  assuming mortality risk and expense
  risk and for administration........        25,203,428          4,382,244              7,172,255         4,616,773       6,322,024
                                         --------------       ------------           ------------      ------------    ------------

NET INVESTMENT INCOME (LOSS).........        36,529,100         (1,029,690)              (557,149)       (3,924,463)      1,584,998
                                         --------------       ------------           ------------      ------------    ------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
 Capital gains distributions received        54,499,639          6,812,721                      0        20,622,862       3,367,775
 Realized gain (loss) on shares
  redeemed...........................         9,793,150         14,696,793             42,272,459        34,829,184      (4,789,737)
 Net change in unrealized gain (loss)
  on investments.....................       (86,919,792)       (10,378,742)           (36,272,200)       23,337,248      13,044,523
                                         --------------       ------------           ------------      ------------    ------------

NET GAIN (LOSS) ON INVESTMENTS.......       (22,627,003)        11,130,772              6,000,259        78,789,294      11,622,561
                                         --------------       ------------           ------------      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........    $   13,902,097       $ 10,101,082           $  5,443,110      $ 74,864,831    $ 13,207,559
                                         ==============       ============           ============      ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                  AST WILLIAM BLAIR                      AST CAPITAL AST BALANCED
   AST LSV                      AST JP MORGAN       AST T. ROWE     INTERNATIONAL     AST AGGRESSIVE    GROWTH ASSET     ASSET
INTERNATIONAL  AST MFS GLOBAL   INTERNATIONAL      PRICE GLOBAL         GROWTH       ASSET ALLOCATION    ALLOCATION   ALLOCATION
    VALUE     EQUITY PORTFOLIO EQUITY PORTFOLIO   BOND PORTFOLIO      PORTFOLIO         PORTFOLIO         PORTFOLIO    PORTFOLIO
------------- ---------------- ----------------   --------------  -----------------  ----------------   ------------ ------------


$187,615,479    $148,906,623     $460,658,894      $514,830,366     $1,709,820,900     $34,084,031      $218,657,415  $190,659,108
------------    ------------     ------------      ------------     --------------     -----------      ------------  ------------
$187,615,479    $148,906,623     $460,658,894      $514,830,366     $1,709,820,900     $34,084,031      $218,657,415  $190,659,108
============    ============     ============      ============     ==============     ===========      ============  ============


$187,615,479    $148,906,623     $460,658,894      $514,830,366     $1,709,820,900     $34,084,031      $218,657,415  $190,659,108
------------    ------------     ------------      ------------     --------------     -----------      ------------  ------------
$187,615,479    $148,906,623     $460,658,894      $514,830,366     $1,709,820,900     $34,084,031      $218,657,415  $190,659,108
============    ============     ============      ============     ==============     ===========      ============  ============

  12,494,641      11,542,613       22,661,386        41,855,611         98,133,364       3,409,311        21,855,191    19,037,082
============    ============     ============      ============     ==============     ===========      ============  ============

  12,574,764      11,472,005       22,918,353        46,049,228        123,452,773       3,404,998        21,822,097    18,989,951
$      14.92    $      12.98     $      20.10      $      11.18     $        13.85     $     10.01      $      10.02  $      10.04
$144,533,243    $124,429,066     $358,346,194      $532,096,836     $1,319,849,272     $34,179,733      $219,048,944  $190,928,986




                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    AST WILLIAM BLAIR                     AST CAPITAL  AST BALANCED
   AST LSV                      AST JP MORGAN       AST T. ROWE       INTERNATIONAL    AST AGGRESSIVE    GROWTH ASSET      ASSET
INTERNATIONAL  AST MFS GLOBAL   INTERNATIONAL      PRICE GLOBAL           GROWTH      ASSET ALLOCATION    ALLOCATION    ALLOCATION
    VALUE     EQUITY PORTFOLIO EQUITY PORTFOLIO   BOND PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO     PORTFOLIO
------------- ---------------- ----------------   --------------    ----------------- ----------------   ------------  ------------

$  2,721,340    $    456,508     $  4,369,011      $  13,842,532      $  13,980,754      $        0       $         0  $          0
------------    ------------     ------------      -------------      -------------      ----------       -----------  ------------



   2,692,852       2,556,323        6,202,395          7,285,806         23,696,918          19,164           136,368       116,987
------------    ------------     ------------      -------------      -------------      ----------       -----------  ------------

      28,488      (2,099,815)      (1,833,384)         6,556,726         (9,716,164)        (19,164)         (136,368)     (116,987)
------------    ------------     ------------      -------------      -------------      ----------       -----------  ------------



           0               0                0            513,747                  0               0                 0             0
  20,867,926      20,824,668       26,136,250            316,640         68,489,295          15,424                 0             0
    (812,135)     (9,541,217)      14,921,322        (34,166,441)       163,574,304         (95,702)         (391,529)     (269,878)
------------    ------------     ------------      -------------      -------------      ----------       -----------  ------------

  20,055,791      11,283,451       41,057,572        (33,336,054)       232,063,599         (80,278)         (391,529)     (269,878)
------------    ------------     ------------      -------------      -------------      ----------       -----------  ------------


$ 20,084,279    $  9,183,636     $ 39,224,188      $ (26,779,328)     $ 222,347,435      $  (99,442)      $  (527,897) $   (386,865)
============    ============     ============      =============      =============      ==========       ===========  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005

                                                                                         SUBACCOUNTS
                                                         --------------------------------------------------------------------------
                                                             AST             AST
                                                         CONSERVATIVE   PRESERVATION
                                                            ASSET           ASSET
                                                          ALLOCATION     ALLOCATION     DAVIS VALUE    EVERGREEN VA    EVERGREEN VA
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO     BALANCED FUND    GROWTH FUND
                                                         ------------   ------------    -----------    -------------   ------------
ASSETS
 Investment in the portfolios, at value..............    $41,665,157     $11,156,294    $10,161,660     $6,790,505      $46,001,693
                                                         -----------     -----------    -----------     ----------      -----------
 Net Assets..........................................    $41,665,157     $11,156,294    $10,161,660     $6,790,505      $46,001,693
                                                         ===========     ===========    ===========     ==========      ===========

NET ASSETS, representing:
 Accumulation units..................................    $41,665,157     $11,156,294    $10,161,660     $6,790,505      $46,001,693
                                                         -----------     -----------    -----------     ----------      -----------
                                                         $41,665,157     $11,156,294    $10,161,660     $6,790,505      $46,001,693
                                                         ===========     ===========    ===========     ==========      ===========

 Units outstanding...................................      4,156,115       1,111,640        911,967        704,369        4,018,842
                                                         ===========     ===========    ===========     ==========      ===========

 Portfolio shares held...............................      4,149,916       1,108,976        795,744        480,574        3,129,367
 Portfolio net asset value per share.................    $     10.04     $     10.06    $     12.77     $    14.13      $     14.70
 Investment in portfolio shares, at cost.............    $41,689,825     $11,147,035    $ 8,209,634     $6,530,853      $39,646,684


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                         SUBACCOUNTS
                                                         --------------------------------------------------------------------------
                                                             AST             AST
                                                         CONSERVATIVE   PRESERVATION
                                                            ASSET           ASSET
                                                          ALLOCATION     ALLOCATION     DAVIS VALUE    EVERGREEN VA    EVERGREEN VA
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO     BALANCED FUND    GROWTH FUND
                                                         ------------   ------------    -----------    -------------   ------------
INVESTMENT INCOME
 Dividend income.....................................    $         0     $        0     $    97,135     $  165,942      $         0
                                                         -----------     ----------     -----------     ----------      -----------

EXPENSES
 Charges to contract owners for assuming mortality
  risk and expense risk and for administration.......         24,701          7,280         125,266        100,074          482,464
                                                         -----------     ----------     -----------     ----------      -----------

NET INVESTMENT INCOME (LOSS).........................        (24,701)        (7,280)        (28,131)        65,868         (482,464)
                                                         -----------     ----------     -----------     ----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received................              0              0               0              0                0
 Realized gain (loss) on shares redeemed.............              0              0         101,598       (150,247)         700,685
 Net change in unrealized gain (loss) on investments.        (24,668)         9,259         640,548        340,955        6,355,009
                                                         -----------     ----------     -----------     ----------      -----------

NET GAIN (LOSS) ON INVESTMENTS.......................        (24,668)         9,259         742,146        190,708        7,055,694
                                                         -----------     ----------     -----------     ----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................    $   (49,369)    $    1,979     $   714,015     $  256,576      $ 6,573,230
                                                         ===========     ==========     ===========     ==========      ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7


                                     SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------


 EVERGREEN VA     EVERGREEN VA                     EVERGREEN VA     EVERGREEN VA
INTERNATIONAL     FUNDAMENTAL     EVERGREEN VA    SPECIAL VALUES     STRATEGIC     COLUMBIA HIGH
 EQUITY FUND     LARGE CAP FUND    OMEGA FUND          FUND         INCOME FUND       YIELD VS
-------------    --------------   ------------    --------------    ------------   -------------

 $ 64,078,351     $ 9,286,192     $ 28,491,311      $ 7,894,323     $ 6,740,103      $ 627,529
 ------------     -----------     ------------      -----------     -----------      ---------
 $ 64,078,351     $ 9,286,192     $ 28,491,311      $ 7,894,323     $ 6,740,103      $ 627,529
 ============     ===========     ============      ===========     ===========      =========


 $ 64,078,351     $ 9,286,192     $ 28,491,311      $ 7,894,323     $ 6,740,103      $ 627,529
 ------------     -----------     ------------      -----------     -----------      ---------
 $ 64,078,351     $ 9,286,192     $ 28,491,311      $ 7,894,323     $ 6,740,103      $ 627,529
 ============     ===========     ============      ===========     ===========      =========

    4,304,433         765,339        3,270,392          393,403         479,922         44,187
 ============     ===========     ============      ===========     ===========      =========

    4,477,872         519,072        1,696,921          489,419         668,661         64,099
 $      14.31     $     17.89     $      16.79      $     16.13     $     10.08      $    9.79
 $ 56,101,178     $ 8,000,380     $ 25,991,370      $ 6,985,966     $ 6,843,575      $ 605,403



                                     SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------


 EVERGREEN VA     EVERGREEN VA                     EVERGREEN VA     EVERGREEN VA
INTERNATIONAL     FUNDAMENTAL     EVERGREEN VA    SPECIAL VALUES     STRATEGIC     COLUMBIA HIGH
 EQUITY FUND     LARGE CAP FUND    OMEGA FUND          FUND         INCOME FUND       YIELD VS
-------------    --------------   ------------    --------------    ------------   -------------

 $  1,335,448      $   84,631      $    69,322      $   73,022      $   335,995      $       0
 ------------      ----------      -----------      ----------      -----------      ---------



      665,127         116,748          501,888          95,216           95,340          8,373
 ------------      ----------      -----------      ----------      -----------      ---------

      670,321         (32,117)        (432,566)        (22,194)         240,655         (8,373)
 ------------      ----------      -----------      ----------      -----------      ---------



            0               0                0         723,932           58,718              0
    2,255,414         172,150          658,341         245,005          151,166         24,533
    3,845,294         617,076          (40,316)       (343,042)        (594,195)        (7,497)
 ------------      ----------      -----------      ----------      -----------      ---------

    6,100,708         789,226          618,025         625,895         (384,311)        17,036
 ------------      ----------      -----------      ----------      -----------      ---------


 $  6,771,029      $  757,109      $   185,459      $  603,701      $  (143,656)     $   8,663
 ============      ==========      ===========      ==========      ===========      =========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                             SUBACCOUNTS
                                                                   ----------------------------------------------------------------

                                                                                                                      LIBERTY SMALL
                                                                  LIBERTY ASSET    LIBERTY FEDERAL    LIBERTY MONEY      COMPANY
                                                                  ALLOCATION VS     SECURITIES VS       MARKET VS       GROWTH VS
                                                                  -------------    ---------------    -------------   -------------
ASSETS
 Investment in the portfolios, at value .......................    $ 14,772,241      $  3,274,703     $  3,258,766     $ 1,386,322
                                                                   ------------      ------------     ------------     -----------
 Net Assets ...................................................    $ 14,772,241      $  3,274,703     $  3,258,766     $ 1,386,322
                                                                   ============      ============     ============     ===========

NET ASSETS, representing:
 Accumulation units ...........................................    $ 14,772,241      $  3,274,703     $  3,258,766     $ 1,386,322
                                                                   ------------      ------------     ------------     -----------
                                                                   $ 14,772,241      $  3,274,703     $  3,258,766     $ 1,386,322
                                                                   ============      ============     ============     ===========

 Units outstanding ............................................       1,094,741           324,887          320,640          82,198
                                                                   ============      ============     ============     ===========

 Portfolio shares held ........................................         959,237           305,762        3,258,766         121,928
 Portfolio net asset value per share ..........................    $      15.40      $      10.71     $       1.00     $     11.37
 Investment in portfolio shares, at cost ......................    $ 11,089,959      $  3,348,895     $  3,258,766     $   922,653


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                             SUBACCOUNTS
                                                                   ----------------------------------------------------------------

                                                                                                                      LIBERTY SMALL
                                                                  LIBERTY ASSET    LIBERTY FEDERAL    LIBERTY MONEY      COMPANY
                                                                  ALLOCATION VS     SECURITIES VS       MARKET VS       GROWTH VS
                                                                  -------------    ---------------    -------------   -------------
INVESTMENT INCOME
 Dividend income ..............................................    $    464,834      $   221,706      $    103,527     $        101
                                                                   ------------      -----------      ------------     ------------

EXPENSES
 Charges to contract owners for assuming mortality risk and
  expense risk and for administration .........................         169,641           38,088            35,129           15,830
                                                                   ------------      -----------      ------------     ------------

NET INVESTMENT INCOME (LOSS) ..................................         295,193          183,618            68,398          (15,729)
                                                                   ------------      -----------      ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Capital gains distributions received .........................               0           12,903                 0                0
 Realized gain (loss) on shares redeemed ......................       1,562,748          (21,559)                0          229,917
 Net change in unrealized gain (loss) on investments ..........      (1,063,395)        (114,731)                0         (214,507)
                                                                   ------------      -----------      ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS ................................         499,353         (123,387)                0           15,410
                                                                   ------------      -----------      ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................    $    794,546      $    60,231      $     68,398     $       (319)
                                                                   ============      ===========      ============     ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9


                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                  PRUDENTIAL SP
COLUMBIA LARGE    WILLIAM BLAIR      GARTMORE GVIT                        FIRST TRUST 10                       FIRST TRUST
  CAP GROWTH      INTERNATIONAL        DEVELOPING      FIRST TRUST THE       UNCOMMON        FIRST TRUST        FINANCAL
   STOCK VS           GROWTH            MARKETS         DOW TARGET 10         VALUES        ENERGY SECTOR       SERVICES
--------------   ---------------    ----------------   ---------------    --------------    --------------   --------------

$   14,237,528   $    32,671,503    $    293,345,146    $   11,614,442    $    7,001,549    $    4,661,042   $    3,598,531
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------
$   14,237,528   $    32,671,503    $    293,345,146    $   11,614,442    $    7,001,549    $    4,661,042   $    3,598,531
==============   ===============    ================    ==============    ==============    ==============   ==============


$   14,237,528   $    32,671,503    $    293,345,146    $   11,614,442    $    7,001,549    $    4,661,042   $    3,598,531
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------
$   14,237,528   $    32,671,503    $    293,345,146    $   11,614,442    $    7,001,549    $    4,661,042   $    3,598,531
==============   ===============    ================    ==============    ==============    ==============   ==============

     1,359,332         2,708,809          17,520,729         1,226,145         1,468,037           177,562          230,880
==============   ===============    ================    ==============    ==============    ==============   ==============

       575,254         4,327,351          22,495,793         1,381,028         1,338,728           166,704          216,779
$        24.75   $          7.55    $          13.04    $         8.41    $         5.23    $        27.96   $        16.60
$   13,649,189   $    29,232,895    $    260,976,550    $   11,675,857    $    6,258,477    $    2,550,660   $    2,615,941



                                                 SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                  PRUDENTIAL SP
COLUMBIA LARGE    WILLIAM BLAIR      GARTMORE GVIT                        FIRST TRUST 10                       FIRST TRUST
  CAP GROWTH      INTERNATIONAL        DEVELOPING      FIRST TRUST THE       UNCOMMON        FIRST TRUST        FINANCAL
   STOCK VS           GROWTH            MARKETS         DOW TARGET 10         VALUES        ENERGY SECTOR       SERVICES
--------------   ---------------    ----------------   ---------------    --------------    --------------   --------------

$      104,377   $       128,870    $      1,137,348    $            0    $            0    $            0   $            0
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------



       130,642           361,384           3,211,789           210,152           108,033            44,228           40,249
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------

       (26,265)         (232,514)         (2,074,441)         (210,152)         (108,033)          (44,228)         (40,249)
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------



             0           953,032          27,739,532                 0                 0                 0                0
       (45,233)          421,205          12,988,775           772,473           845,818           760,947          314,693
       588,339         2,579,043          14,343,616        (1,079,574)         (828,804)          877,502          (68,448)
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------

       543,106         3,953,280          55,071,923          (307,101)           17,014         1,638,449          246,245
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------


$      516,841   $     3,720,766    $     52,997,482    $     (517,253)   $      (91,019)   $    1,594,221   $      205,996
==============   ===============    ================    ==============    ==============    ==============   ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                 FIRST TRUST                  FIRST TRUST GLOBAL     FIRST TRUST
                                                 PHARMHEALTH   FIRST TRUST      DIVIDEND TARGET     NASDAQ TARGET   FIRST TRUST S&P
                                                   SECTOR       TECHNOLOGY            15                 15            TARGET 24
                                                 -----------   -----------    ------------------    -------------   ---------------
ASSETS
 Investment in the portfolios, at value......    $3,061,912     $1,532,286        $36,799,758        $6,552,091       $18,042,093
                                                 ----------     ----------        -----------        ----------       -----------
 Net Assets..................................    $3,061,912     $1,532,286        $36,799,758        $6,552,091       $18,042,093
                                                 ==========     ==========        ===========        ==========       ===========

NET ASSETS, representing:
 Accumulation units..........................    $3,061,912     $1,532,286        $36,799,758        $6,552,091       $18,042,093
                                                 ----------     ----------        -----------        ----------       -----------
                                                 $3,061,912     $1,532,286        $36,799,758        $6,552,091       $18,042,093
                                                 ==========     ==========        ===========        ==========       ===========

 Units outstanding...........................       282,129        308,467          2,795,376           673,491         1,715,684
                                                 ==========     ==========        ===========        ==========       ===========

 Portfolio shares held.......................       267,650        289,657          2,409,938           701,508         2,000,232
 Portfolio net asset value per share.........    $    11.44     $     5.29        $     15.27        $     9.34       $      9.02
 Investment in portfolio shares, at cost.....    $2,564,207     $1,230,374        $33,817,124        $6,083,025       $16,857,960


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                 FIRST TRUST                  FIRST TRUST GLOBAL     FIRST TRUST
                                                 PHARMHEALTH   FIRST TRUST      DIVIDEND TARGET     NASDAQ TARGET   FIRST TRUST S&P
                                                   SECTOR       TECHNOLOGY            15                 15            TARGET 24
                                                 -----------   -----------    ------------------    -------------   ---------------
INVESTMENT INCOME
 Dividend income.............................    $        0     $        0        $         0        $        0       $          0
                                                 ----------     ----------        -----------        ----------       ------------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration.............................        32,837         15,594            436,749            75,722            245,369
                                                 ----------     ----------        -----------        ----------       ------------

NET INVESTMENT INCOME (LOSS).................       (32,837)       (15,594)          (436,749)          (75,722)          (245,369)
                                                 ----------     ----------        -----------        ----------       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received........             0              0                  0                 0                  0
 Realized gain (loss) on shares redeemed.....       (52,507)       (45,034)         2,818,626            28,498            905,218
 Net change in unrealized gain (loss) on
  investments................................       382,205        118,080            351,376            56,457           (154,144)
                                                 ----------     ----------        -----------        ----------       ------------

NET GAIN (LOSS) ON INVESTMENTS...............       329,698         73,046          3,170,002            84,955            751,074
                                                 ----------     ----------        -----------        ----------       ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................    $  296,861     $   57,452        $ 2,733,253        $    9,233       $    505,705
                                                 ==========     ==========        ===========        ==========       ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A11


                                                       SUBACCOUNTS (CONTINUED)
 --------------------------------------------------------------------------------------------------------------------------------
                  FIRST TRUST
  FIRST TRUST     VALUE LINE     FIRST TRUST DOW    PROFUND VP      PROFUND VP      PROFUND VP      PROFUND VP       PROFUND VP
  MANAGED VIP      TARGET 25     TARGET DIVIDEND      ASIA 30          BANKS           BEAR       BIOTECHNOLOGY   BASIC MATERIALS
 -------------   ------------    ---------------   ------------    ------------    ------------   -------------   ---------------

 $ 182,872,537   $ 54,044,572     $ 58,423,624     $ 68,490,166    $ 11,871,816    $ 48,453,659    $ 25,003,020     $ 34,113,888
 -------------   ------------     ------------     ------------    ------------    ------------    ------------     ------------
 $ 182,872,537   $ 54,044,572     $ 58,423,624     $ 68,490,166    $ 11,871,816    $ 48,453,659    $ 25,003,020     $ 34,113,888
 =============   ============     ============     ============    ============    ============    ============     ============


 $ 182,872,537   $ 54,044,572     $ 58,423,624     $ 68,490,166    $ 11,871,816    $ 48,453,659    $ 25,003,020     $ 34,113,888
 -------------   ------------     ------------     ------------    ------------    ------------    ------------     ------------
 $ 182,872,537   $ 54,044,572     $ 58,423,624     $ 68,490,166    $ 11,871,816    $ 48,453,659    $ 25,003,020     $ 34,113,888
 =============   ============     ============     ============    ============    ============    ============     ============

    15,095,695      4,713,454        5,988,499        4,504,345         974,635       6,309,273       2,502,807        2,618,695
 =============   ============     ============     ============    ============    ============    ============     ============

    17,399,861     11,120,282        5,919,313        1,540,143         392,327       1,716,997       1,150,622          987,377
 $       10.51   $       4.86     $       9.87     $      44.47    $      30.26    $      28.22    $      21.73     $      34.55
 $ 163,428,884   $ 48,622,943     $ 61,931,239     $ 67,097,108    $ 11,892,305    $ 48,790,199    $ 25,309,861     $ 33,691,124





                                                     SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                 FIRST TRUST
 FIRST TRUST     VALUE LINE     FIRST TRUST DOW    PROFUND VP      PROFUND VP      PROFUND VP       PROFUND VP       PROFUND VP
 MANAGED VIP      TARGET 25     TARGET DIVIDEND      ASIA 30          BANKS           BEAR        BIOTECHNOLOGY   BASIC MATERIALS
-------------   ------------    ---------------   ------------    ------------    -------------   -------------   ---------------

$           0   $          0     $          0     $    134,889    $    218,031    $           0    $         0      $     13,386
-------------   ------------     ------------     ------------    ------------    -------------    -----------      ------------



    2,486,733        538,543          395,819          700,039         133,412        1,036,520        296,370           361,265
-------------   ------------     ------------     ------------    ------------    -------------    -----------      ------------

   (2,486,733)      (538,543)        (395,819)        (565,150)         84,619       (1,036,520)      (296,370)         (347,879)
-------------   ------------     ------------     ------------    ------------    -------------    -----------      ------------



            0              0                0                0         907,240                0      1,389,747         1,072,799
    7,315,043      4,548,316          (34,454)       5,109,313      (1,309,841)      (2,160,666)     1,914,374        (2,839,888)
    3,732,105      2,131,436       (3,507,615)       1,190,840        (159,120)         371,651       (679,884)          233,610
-------------   ------------     ------------     ------------    ------------    -------------    -----------      ------------

   11,047,148      6,679,752       (3,542,069)       6,300,153        (561,721)      (1,789,015)     2,624,237        (1,533,479)
-------------   ------------     ------------     ------------    ------------    -------------    -----------      ------------


$   8,560,415   $  6,141,209     $ (3,937,888)    $  5,735,003    $   (477,102)   $  (2,825,535)   $ 2,327,867      $ (1,881,358)
=============   ============     ============     ============    ============    =============    ===========      ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                        SUBACCOUNTS
                                                        ---------------------------------------------------------------------------

                                                                                      PROFUND VP      PROFUND VP
                                                        PROFUND VP     PROFUND VP      CONSUMER     CONSUMER GOODS   PROFUND VP OIL
                                                         ULTRABULL        BULL         SERVICES       PORTFOLIO           & GAS
                                                        -----------   ------------    ----------    --------------   --------------
ASSETS
 Investment in the portfolios, at value.............    $41,431,102   $222,567,923    $3,521,035      $6,912,638      $148,185,643
                                                        -----------   ------------    ----------      ----------      ------------
 Net Assets.........................................    $41,431,102   $222,567,923    $3,521,035      $6,912,638      $148,185,643
                                                        ===========   ============    ==========      ==========      ============

NET ASSETS, representing:
 Accumulation units.................................    $41,431,102   $222,567,923    $3,521,035      $6,912,638      $148,185,643
                                                        -----------   ------------    ----------      ----------      ------------
                                                        $41,431,102   $222,567,923    $3,521,035      $6,912,638      $148,185,643
                                                        ===========   ============    ==========      ==========      ============

 Units outstanding..................................      4,472,352     20,271,654       348,500         630,384         8,943,170
                                                        ===========   ============    ==========      ==========      ============

 Portfolio shares held..............................      2,006,349      7,872,937       123,156         232,358         3,151,545
 Portfolio net asset value per share................    $     20.65   $      28.27    $    28.59      $    29.75      $      47.02
 Investment in portfolio shares, at cost............    $41,871,964   $222,080,068    $3,559,806      $6,952,436      $150,813,582


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                        SUBACCOUNTS
                                                        ---------------------------------------------------------------------------

                                                                                      PROFUND VP      PROFUND VP
                                                        PROFUND VP     PROFUND VP      CONSUMER     CONSUMER GOODS   PROFUND VP OIL
                                                         ULTRABULL        BULL         SERVICES       PORTFOLIO           & GAS
                                                        -----------   ------------    ----------    --------------   --------------
INVESTMENT INCOME
 Dividend income....................................    $    76,793   $    431,243    $        0      $  35,189       $          0
                                                        -----------   ------------    ----------      ---------       ------------

EXPENSES
 Charges to contract owners for assuming mortality
  risk and expense risk and for administration......        896,703      2,545,014        87,227        162,748          2,365,793
                                                        -----------   ------------    ----------      ---------       ------------

NET INVESTMENT INCOME (LOSS)........................       (819,910)    (2,113,771)      (87,227)      (127,559)        (2,365,793)
                                                        -----------   ------------    ----------      ---------       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received...............      8,630,060              0             0              0          4,519,817
 Realized gain (loss) on shares redeemed............     (4,271,569)    11,768,920      (396,622)       230,820         34,308,658
 Net change in unrealized gain (loss) on investments     (2,249,305)   (10,142,481)     (135,384)      (170,103)        (5,763,703)
                                                        -----------   ------------    ----------      ---------       ------------

NET GAIN (LOSS) ON INVESTMENTS......................      2,109,186      1,626,439      (532,006)        60,717         33,064,772
                                                        -----------   ------------    ----------      ---------       ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................    $ 1,289,276   $   (487,332)   $ (619,233)     $ (66,842)      $ 30,698,979
                                                        ===========   ============    ==========      =========       ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13


                                              SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------------------------
                              PROFUND VP
                                 U.S.
 PROFUND VP    PROFUND VP     GOVERNMENT    PROFUND VP     PROFUND VP     PROFUND VP    PROFUND VP     PROFUND VP
 EUROPE 30     FINANCIALS        PLUS       HEALTH CARE    HIGH YIELD    INDUSTRIALS     INTERNET         JAPAN
-----------    -----------   -----------    -----------   -----------    -----------    -----------   ------------

$81,338,729    $31,418,943   $89,133,024    $53,878,623   $35,001,312    $10,101,816    $25,339,239   $129,124,321
-----------    -----------   -----------    -----------   -----------    -----------    -----------   ------------
$81,338,729    $31,418,943   $89,133,024    $53,878,623   $35,001,312    $10,101,816    $25,339,239   $129,124,321
===========    ===========   ===========    ===========   ===========    ===========    ===========   ============


$81,338,729    $31,418,943   $89,133,024    $53,878,623   $35,001,312    $10,101,816    $25,339,239   $129,124,321
-----------    -----------   -----------    -----------   -----------    -----------    -----------   ------------
$81,338,729    $31,418,943   $89,133,024    $53,878,623   $35,001,312    $10,101,816    $25,339,239   $129,124,321
===========    ===========   ===========    ===========   ===========    ===========    ===========   ============

  7,480,817      2,568,147     7,185,063      5,510,838     3,307,694        828,032      1,329,255      9,015,574
===========    ===========   ===========    ===========   ===========    ===========    ===========   ============

  2,909,110        901,807     2,721,619      1,923,550     1,131,264        301,187        434,263      3,298,195
$     27.96    $     34.84   $     32.75    $     28.01   $     30.94    $     33.54    $     58.35   $      39.15
$79,849,213    $30,871,466   $87,273,564    $53,695,059   $35,223,379    $10,092,091    $25,522,573   $112,587,490





                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                              PROFUND VP
                                 U.S.
 PROFUND VP    PROFUND VP     GOVERNMENT    PROFUND VP    PROFUND VP     PROFUND VP    PROFUND VP     PROFUND VP
 EUROPE 30     FINANCIALS        PLUS       HEALTH CARE   HIGH YIELD    INDUSTRIALS     INTERNET         JAPAN
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------

$   103,542    $   148,383   $ 1,381,680    $         0   $  779,090    $         0    $         0   $          0
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------



  1,148,251        334,185       904,375        723,406      201,708        137,301        230,651        621,760
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------

 (1,044,709)      (185,802)      477,305       (723,406)     577,382       (137,301)      (230,651)      (621,760)
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------



  7,516,995              0             0              0            0         98,469              0              0
    964,845        573,565      (504,542)     3,438,617     (124,018)      (151,523)       834,371      5,928,597
 (5,522,457)        93,689     1,677,960     (1,153,673)    (222,067)       (36,161)    (1,290,327)    15,848,292
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------

  2,959,383        667,254     1,173,418      2,284,944     (346,085)       (89,215)      (455,956)    21,776,889
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------


$ 1,914,674    $   481,452   $ 1,650,723    $ 1,561,538   $  231,297    $  (226,516)   $  (686,607)  $ 21,155,129
===========    ===========   ===========    ===========   ==========    ===========    ===========   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                   SUBACCOUNTS
                                              -------------------------------------------------------------------------------------

                                                PROFUND VP      PROFUND VP MID-    PROFUND VP MID-      PROFUND VP       PROFUND VP
                                              PRECIOUS METALS      CAP GROWTH         CAP VALUE       PHARMACEUTICALS   REAL ESTATE
                                              ---------------   ---------------    ---------------    ---------------   -----------
ASSETS
 Investment in the portfolios, at value...     $113,120,111       $155,725,921       $99,111,085        $10,782,787     $34,432,299
                                               ------------       ------------       -----------        -----------     -----------
 Net Assets...............................     $113,120,111       $155,725,921       $99,111,085        $10,782,787     $34,432,299
                                               ============       ============       ===========        ===========     ===========

NET ASSETS, representing:
 Accumulation units.......................     $113,120,111       $155,725,921       $99,111,085        $10,782,787     $34,432,299
                                               ------------       ------------       -----------        -----------     -----------
                                               $113,120,111       $155,725,921       $99,111,085        $10,782,787     $34,432,299
                                               ============       ============       ===========        ===========     ===========

 Units outstanding........................        7,463,733         12,851,561         7,506,708          1,377,678       1,948,512
                                               ============       ============       ===========        ===========     ===========

 Portfolio shares held....................        2,748,970          4,469,745         2,853,760            477,960         657,607
 Portfolio net asset value per share......     $      41.15       $      34.84       $     34.73        $     22.56     $     52.36
 Investment in portfolio shares, at cost..     $101,270,260       $154,829,093       $98,516,908        $10,608,380     $35,406,263


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                   SUBACCOUNTS
                                              -------------------------------------------------------------------------------------

                                                PROFUND VP      PROFUND VP MID-    PROFUND VP MID-      PROFUND VP       PROFUND VP
                                              PRECIOUS METALS      CAP GROWTH         CAP VALUE       PHARMACEUTICALS   REAL ESTATE
                                              ---------------   ---------------    ---------------    ---------------   -----------

INVESTMENT INCOME
 Dividend income..........................     $          0       $          0       $         0       $     35,026     $ 1,109,730
                                               ------------       ------------       -----------       ------------     -----------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration..........................          999,501          1,244,134         1,835,913            192,359         855,551
                                               ------------       ------------       -----------       ------------     -----------

NET INVESTMENT INCOME (LOSS)..............         (999,501)        (1,244,134)       (1,835,913)          (157,333)        254,179
                                               ------------       ------------       -----------       ------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received.....                0          2,197,929         7,747,653                  0               0
 Realized gain (loss) on shares redeemed..         (446,755)         3,361,916         5,552,023         (1,122,276)      4,146,178
 Net change in unrealized gain (loss) on
  investments.............................       17,308,039         (1,136,424)       (4,565,195)           118,313      (3,088,873)
                                               ------------       ------------       -----------       ------------     -----------

NET GAIN (LOSS) ON INVESTMENTS............       16,861,284          4,423,421         8,734,481         (1,003,963)      1,057,305
                                               ------------       ------------       -----------       ------------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............     $ 15,861,783       $  3,179,287       $ 6,898,568       $ (1,161,296)    $ 1,311,484
                                               ============       ============       ===========       ============     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15


                                                  SUBACCOUNTS (CONTINUED)
  -----------------------------------------------------------------------------------------------------------------------
  PROFUND VP                                     PROFUND VP                                     PROFUND VP     PROFUND VP
 RISING RATES    PROFUND VP      PROFUND VP      SMALL-CAP       PROFUND VP      PROFUND VP    SHORT SMALL-    SMALL-CAP
  OPPORTUNITY        OTC       SEMICONDUCTOR       GROWTH      SHORT MID-CAP     SHORT OTC         CAP           VALUE
 ------------    -----------   -------------    ------------   -------------    -----------    ------------   -----------

  $72,022,784    $89,367,072    $13,684,790     $184,752,711     $4,080,253     $31,249,234    $  6,654,237   $61,211,911
  -----------    -----------    -----------     ------------     ----------     -----------    ------------   -----------
  $72,022,784    $89,367,072    $13,684,790     $184,752,711     $4,080,253     $31,249,234    $  6,654,237   $61,211,911
  ===========    ===========    ===========     ============     ==========     ===========    ============   ===========


  $72,022,784    $89,367,072    $13,684,790     $184,752,711     $4,080,253     $31,249,234    $  6,654,237   $61,211,911
  -----------    -----------    -----------     ------------     ----------     -----------    ------------   -----------
  $72,022,784    $89,367,072    $13,684,790     $184,752,711     $4,080,253     $31,249,234    $  6,654,237   $61,211,911
  ===========    ===========    ===========     ============     ==========     ===========    ============   ===========

   11,308,697     11,466,225      1,777,840       13,796,968        471,870       5,301,419         726,430     4,739,545
  ===========    ===========    ===========     ============     ==========     ===========    ============   ===========

    3,764,913      5,953,836        616,988        4,761,668        154,614       1,683,687         400,375     1,861,676
  $     19.13    $     15.01    $     22.18     $      38.80     $    26.39     $     18.56    $      16.62   $     32.88
  $73,763,058    $89,670,292    $14,310,536     $182,953,441     $4,078,417     $30,384,618    $  6,621,355   $60,718,388





                                                   SUBACCOUNTS (CONTINUED)
  -----------------------------------------------------------------------------------------------------------------------
  PROFUND VP                                     PROFUND VP                                    PROFUND VP     PROFUND VP
 RISING RATES     PROFUND VP      PROFUND VP      SMALL-CAP      PROFUND VP     PROFUND VP    SHORT SMALL-     SMALL-CAP
  OPPORTUNITY        OTC        SEMICONDUCTOR      GROWTH      SHORT MID-CAP     SHORT OTC         CAP           VALUE
 ------------    ------------   -------------    -----------   -------------    -----------   ------------    -----------


 $          0    $          0     $        0     $         0     $      118     $         0    $         0    $         0
 ------------    ------------     ----------     -----------     ----------     -----------    -----------    -----------



    1,592,429       1,379,561        157,142       2,152,508         46,775         627,824        310,376      1,250,744
 ------------    ------------     ----------     -----------     ----------     -----------    -----------    -----------

   (1,592,429)     (1,379,561)      (157,142)     (2,152,508)       (46,657)       (627,824)      (310,376)    (1,250,744)
 ------------    ------------     ----------     -----------     ----------     -----------    -----------    -----------



            0       7,811,980        785,426               0              0               0              0      4,378,979
  (10,980,246)     (4,629,562)       594,925       9,698,181       (567,605)     (2,642,526)      (330,716)    (2,347,922)
      858,683      (4,481,330)      (568,193)     (5,961,295)         1,990         983,628         51,724     (2,947,373)
 ------------    ------------     ----------     -----------     ----------     -----------    -----------    -----------

  (10,121,563)     (1,298,912)       812,158       3,736,886       (565,615)     (1,658,898)      (278,992)      (916,316)
 ------------    ------------     ----------     -----------     ----------     -----------    -----------    -----------


 $(11,713,992)   $ (2,678,473)    $  655,016     $ 1,584,378     $ (612,272)    $(2,286,722)   $  (589,368)   $(2,167,060)
 ============    ============     ==========     ===========     ==========     ===========    ===========    ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                     SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------

                                                  PROFUND VP        PROFUND VP         PROFUND VP      PROFUND VP      PROFUND VP
                                                  TECHNOLOGY    TELECOMMUNICATIONS    ULTRAMID-CAP      ULTRAOTC     ULTRASMALL-CAP
                                                  -----------   ------------------    ------------    ------------   --------------
ASSETS
 Investment in the portfolios, at value.......    $15,240,672       $ 8,800,144        $87,662,530    $ 96,200,982    $ 39,714,238
                                                  -----------       -----------        -----------    ------------    ------------
 Net Assets...................................    $15,240,672       $ 8,800,144        $87,662,530    $ 96,200,982    $ 39,714,238
                                                  ===========       ===========        ===========    ============    ============

NET ASSETS, representing:
 Accumulation units...........................    $15,240,672       $ 8,800,144        $87,662,530    $ 96,200,982    $ 39,714,238
                                                  -----------       -----------        -----------    ------------    ------------
                                                  $15,240,672       $ 8,800,144        $87,662,530    $ 96,200,982    $ 39,714,238
                                                  ===========       ===========        ===========    ============    ============

 Units outstanding............................      2,697,378         1,288,772          5,482,307      55,241,779       3,106,543
                                                  ===========       ===========        ===========    ============    ============

 Portfolio shares held........................      1,022,178           652,830          2,311,166       2,302,010       1,846,315
 Portfolio net asset value per share..........    $     14.91       $     13.48        $     37.93    $      41.79    $      21.51
 Investment in portfolio shares, at cost......    $15,838,710       $ 9,223,611        $89,120,228    $102,635,127    $ 41,181,334


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                     SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------

                                                  PROFUND VP       PROFUND VP         PROFUND VP      PROFUND VP       PROFUND VP
                                                  TECHNOLOGY   TELECOMMUNICATIONS    ULTRAMID-CAP      ULTRAOTC      ULTRASMALL-CAP
                                                  ----------   ------------------    ------------    -------------   --------------

INVESTMENT INCOME
 Dividend income .............................    $   82,636       $   214,733        $         0    $           0    $          0
                                                  ----------       -----------        -----------    -------------    ------------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration .............................       201,374           154,730          1,110,361        1,283,162         755,663
                                                  ----------       -----------        -----------    -------------    ------------

NET INVESTMENT INCOME (LOSS)..................      (118,738)           60,003         (1,110,361)      (1,283,162)       (755,663)
                                                  ----------       -----------        -----------    -------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received ........       822,315           325,285          6,866,213        6,852,466      18,244,402
 Realized gain (loss) on shares redeemed .....      (130,431)       (1,785,955)         9,409,770       (7,559,048)    (23,102,302)
 Net change in unrealized gain (loss) on
  investments ................................      (783,217)         (336,755)        (5,749,914)     (13,442,317)     (8,682,048)
                                                  ----------       -----------        -----------    -------------    ------------

NET GAIN (LOSS) ON INVESTMENTS................       (91,333)       (1,797,425)        10,526,069      (14,148,899)    (13,539,948)
                                                  ----------       -----------        -----------    -------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................    $ (210,071)      $(1,737,422)       $ 9,415,708    $ (15,432,061)   $(14,295,611)
                                                  ==========       ===========        ===========    =============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17


                                               SUBACCOUNTS (CONTINUED)
 -------------------------------------------------------------------------------------------------------------------
               PROFUND VP     PROFUND VP                                                                  AIM V.I.
 PROFUND VP     LARGE-CAP     LARGE-CAP                                                  AIM V.I.        FINANCIAL
 UTILITIES       GROWTH         VALUE       RYDEX NOVA     RYDEX OTC     RYDEX URSA    DYNAMICS FUND   SERVICES FUND
-----------    -----------   -----------    ----------   ------------    ----------    -------------   -------------

$75,840,439    $83,057,952   $78,231,698    $7,742,721   $ 30,222,176    $1,181,287     $60,680,249     $81,547,037
-----------    -----------   -----------    ----------   ------------    ----------     -----------     -----------
$75,840,439    $83,057,952   $78,231,698    $7,742,721   $ 30,222,176    $1,181,287     $60,680,249     $81,547,037
===========    ===========   ===========    ==========   ============    ==========     ===========     ===========


$75,840,439    $83,057,952   $78,231,698    $7,742,721   $ 30,222,176    $1,181,287     $60,680,249     $81,547,037
-----------    -----------   -----------    ----------   ------------    ----------     -----------     -----------
$75,840,439    $83,057,952   $78,231,698    $7,742,721   $ 30,222,176    $1,181,287     $60,680,249     $81,547,037
===========    ===========   ===========    ==========   ============    ==========     ===========     ===========

  6,382,647      8,052,293     7,436,771     1,194,218      4,873,588       125,308       5,599,675       5,701,538
===========    ===========   ===========    ==========   ============    ==========     ===========     ===========

  2,558,719      2,609,424     2,283,470       904,524      2,077,126       229,376       4,108,345       5,343,843
$     29.64    $     31.83   $     34.26    $     8.56   $      14.55    $     5.15     $     14.77     $     15.26
$78,326,005    $81,095,290   $76,831,798    $6,427,264   $ 49,227,193    $1,552,611     $49,993,194     $69,197,937






                                                SUBACCOUNTS (CONTINUED)
  -------------------------------------------------------------------------------------------------------------------
                PROFUND VP    PROFUND VP                                                                   AIM V.I.
  PROFUND VP    LARGE-CAP     LARGE-CAP                                                   AIM V.I.        FINANCIAL
  UTILITIES       GROWTH        VALUE       RYDEX NOVA      RYDEX OTC     RYDEX URSA    DYNAMICS FUND   SERVICES FUND
 -----------    ----------   -----------    -----------   ------------    ----------    -------------   -------------


 $   637,473    $      884   $       363    $    26,915   $          0    $        0     $         0     $ 1,100,900
 -----------    ----------   -----------    -----------   ------------    ----------     -----------     -----------



   1,447,227       466,530       577,851        116,472        469,917        18,602         957,307       1,088,017
 -----------    ----------   -----------    -----------   ------------    ----------     -----------     -----------

    (809,754)     (465,646)     (577,488)       (89,557)      (469,917)      (18,602)       (957,307)         12,883
 -----------    ----------   -----------    -----------   ------------    ----------     -----------     -----------



   1,014,460        37,408       250,803              0              0             0               0               0
  11,077,495      (965,389)       74,039     (1,322,171)   (10,481,921)      (95,269)      5,593,903       6,144,152
  (4,493,364)    1,959,326     1,387,939      1,570,348     10,257,626        89,201         220,686      (3,989,376)
 -----------    ----------   -----------    -----------   ------------    ----------     -----------     -----------

   7,598,591     1,031,345     1,712,781        248,177       (224,295)       (6,068)      5,814,589       2,154,776
 -----------    ----------   -----------    -----------   ------------    ----------     -----------     -----------


 $ 6,788,837    $  565,699   $ 1,135,293    $   158,620   $   (694,212)   $  (24,670)    $ 4,857,282     $ 2,167,659
 ===========    ==========   ===========    ===========   ============    ==========     ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2005


                                                                                  SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------

                                                              AIM V.I. -
                                           AIM V.I. HEALTH    TECHNOLOGY     WFVT ADVANTAGE     WFVT ADVANTAGE   WFVT ADVANTAGE C&B
                                              CARE FUND          FUND       ASSET ALLOCATION    EQUITY INCOME      LARGE CAP VALUE
                                           ---------------   -----------    ----------------    --------------   ------------------
ASSETS
 Investment in the portfolios, at value     $116,595,016     $72,365,966      $119,014,437       $31,523,285         $17,884,960
                                            ------------     -----------      ------------       -----------         -----------
 Net Assets............................     $116,595,016     $72,365,966      $119,014,437       $31,523,285         $17,884,960
                                            ============     ===========      ============       ===========         ===========

NET ASSETS, representing:
 Accumulation units....................     $116,595,016     $72,365,966      $119,014,437       $31,523,285         $17,884,960
                                            ------------     -----------      ------------       -----------         -----------
                                            $116,595,016     $72,365,966      $119,014,437       $31,523,285         $17,884,960
                                            ============     ===========      ============       ===========         ===========

 Units outstanding.....................        8,908,929      13,664,681         5,123,162         2,707,129           1,933,881
                                            ============     ===========      ============       ===========         ===========

 Portfolio shares held.................        5,704,257       5,702,598         9,119,880         1,858,684           1,914,878
 Portfolio net asset value per share...     $      20.44     $     12.69      $      13.05       $     16.96         $      9.34
 Investment in portfolio shares, at
  cost.................................     $ 94,270,040     $64,434,821      $122,361,131       $28,725,834         $15,096,582


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                  SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------

                                                              AIM V.I. -
                                           AIM V.I. HEALTH    TECHNOLOGY     WFVT ADVANTAGE     WFVT ADVANTAGE   WFVT ADVANTAGE C&B
                                              CARE FUND          FUND       ASSET ALLOCATION    EQUITY INCOME      LARGE CAP VALUE
                                           ---------------   -----------    ----------------    --------------   ------------------
INVESTMENT INCOME
 Dividend income.......................     $          0     $         0      $  2,624,058       $   466,439         $   147,715
                                            ------------     -----------      ------------       -----------         -----------

EXPENSES
 Charges to contract owners for
  assuming mortality risk and expense
  risk and for administration..........        1,661,112       1,075,230         1,824,906           503,049             269,097
                                            ------------     -----------      ------------       -----------         -----------

NET INVESTMENT INCOME (LOSS)...........       (1,661,112)     (1,075,230)          799,152           (36,610)           (121,382)
                                            ------------     -----------      ------------       -----------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
 Capital gains distributions received..                0               0         2,837,057                 0                   0
 Realized gain (loss) on shares
  redeemed.............................        5,987,160       3,631,149        (2,230,900)        1,761,180             223,976
 Net change in unrealized gain (loss)
  on investments.......................        2,357,983      (3,239,638)        2,790,365          (621,481)            190,367
                                            ------------     -----------      ------------       -----------         -----------

NET GAIN (LOSS) ON INVESTMENTS.........        8,345,143         391,511         3,396,522         1,139,699             414,343
                                            ------------     -----------      ------------       -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............     $  6,684,031     $  (683,719)     $  4,195,674       $ 1,103,089         $   292,961
                                            ============     ===========      ============       ===========         ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19


                                     SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------
      WFVT             WFVT             WFVT                           WFVT
   ADVANTAGE         ADVANTAGE       ADVANTAGE          WFVT        ADVANTAGE          WFVT
 LARGE COMPANY     INTERNATIONAL   LARGE COMPANY      ADVANTAGE     SMALL CAP    ADVANTAGE TOTAL
      CORE             CORE            GROWTH       MONEY MARKET      GROWTH       RETURN BOND
---------------    -------------   -------------    ------------    ----------   ---------------

$    24,241,712     $2,650,389      $13,023,226      $26,962,885    $5,211,599     $ 17,781,144
---------------     ----------      -----------      -----------    ----------     ------------
$    24,241,712     $2,650,389      $13,023,226      $26,962,885    $5,211,599     $ 17,781,144
===============     ==========      ===========      ===========    ==========     ============


$    24,241,712     $2,650,389      $13,023,226      $26,962,885    $5,211,599     $ 17,781,144
---------------     ----------      -----------      -----------    ----------     ------------
$    24,241,712     $2,650,389      $13,023,226      $26,962,885    $5,211,599     $ 17,781,144
===============     ==========      ===========      ===========    ==========     ============

      1,406,297        288,646        1,455,694        2,115,112       529,844        1,328,686
===============     ==========      ===========      ===========    ==========     ============

      1,785,104        306,050        1,389,885       26,962,885       624,892        1,803,361
$         13.58     $     8.66      $      9.37      $      1.00    $     8.34     $       9.86
$    33,381,692     $2,115,228      $12,400,702      $26,962,885    $5,057,113     $ 18,394,529






                                      SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------
       WFVT              WFVT             WFVT                           WFVT
     ADVANTAGE         ADVANTAGE       ADVANTAGE          WFVT        ADVANTAGE          WFVT
   LARGE COMPANY     INTERNATIONAL   LARGE COMPANY      ADVANTAGE     SMALL CAP    ADVANTAGE TOTAL
       CORE              CORE            GROWTH       MONEY MARKET      GROWTH       RETURN BOND
 ----------------    -------------   -------------    ------------    ----------   ---------------

 $        139,070      $  50,408      $    23,911      $  762,041     $        0     $   708,008
 ----------------      ---------      -----------      ----------     ----------     -----------



          391,589         39,352          193,632         433,851         75,548         276,448
 ----------------      ---------      -----------      ----------     ----------     -----------

         (252,519)        11,056         (169,721)        328,190        (75,548)        431,560
 ----------------      ---------      -----------      ----------     ----------     -----------



                0         71,964                0               0              0          81,999
       (4,916,672)        75,345       (1,417,519)              0       (877,683)         63,248
        3,831,210         47,770        2,046,487               0      1,143,935        (491,619)
 ----------------      ---------      -----------      ----------     ----------     -----------

       (1,085,462)       195,079          628,968               0        266,252        (346,372)
 ----------------      ---------      -----------      ----------     ----------     -----------


 $     (1,337,981)     $ 206,135      $   459,247      $  328,190     $  190,704     $    85,188
 ================      =========      ===========      ==========     ==========     ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                              SUBACCOUNTS
                                                                     --------------------------------------------------------------
                                                                     AST ALLIANCEBERNSTEIN GROWTH &     AST T. ROWE PRICE LARGE-CAP
                                                                                 INCOME                      GROWTH PORTFOLIO
                                                                     -------------------------------    ---------------------------
                                                                      01/01/2005        01/01/2004       01/01/2005     01/01/2004
                                                                          TO                TO               TO             TO
                                                                      12/31/2005        12/31/2004       12/31/2005     12/31/2004
                                                                    --------------    --------------    ------------   ------------
OPERATIONS
 Net investment income (loss) ...................................   $  (14,006,489)   $  (16,257,097)   $ (2,945,761)  $ (3,078,279)
 Capital gains distributions received ...........................                0                 0               0              0
 Realized gain (loss) on shares redeemed ........................       (3,299,273)      (10,604,956)     11,280,036      5,393,441
 Net change in unrealized gain (loss) on investments ............       99,118,533       208,098,069      18,566,883      4,998,829
                                                                    --------------    --------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .       81,812,771       181,236,016      26,901,158      7,313,991
                                                                    --------------    --------------    ------------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ....................................      719,009,542       660,448,148       9,294,145     26,199,291
 Surrenders, withdrawals and death benefits .....................     (241,526,997)     (529,531,117)    (31,387,347)   (40,319,903)
 Net transfers between other subaccounts or fixed rate option ...       49,590,154         8,505,373      38,455,952    (18,623,331)
 Withdrawal and other charges ...................................       (1,533,317)       (1,422,550)       (181,011)      (216,382)
                                                                    --------------    --------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ............................................      525,539,382       137,999,854      16,181,739    (32,960,325)
                                                                    --------------    --------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .........................      607,352,153       319,235,870      43,082,897    (25,646,334)

NET ASSETS
 Beginning of period ............................................    2,126,109,292     1,806,873,422     204,983,585    230,629,919
                                                                    --------------    --------------    ------------   ------------
 End of period ..................................................   $2,733,461,445    $2,126,109,292    $248,066,482   $204,983,584
                                                                    ==============    ==============    ============   ============

 Beginning units ................................................      111,668,550        90,205,111      17,249,071     19,857,909
                                                                    --------------    --------------    ------------   ------------
 Units issued ...................................................      134,350,814        47,229,797      11,356,800      2,650,643
 Units redeemed .................................................      (78,222,644)      (25,766,358)     (9,912,212)    (5,259,481)
                                                                    --------------    --------------    ------------   ------------
 Ending units ...................................................      167,796,720       111,668,550      18,693,659     17,249,071
                                                                    ==============    ==============    ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21


                                      SUBACCOUNTS (CONTINUED)
  -----------------------------------------------------------------------------------------------
  AST AMERICAN CENTURY INCOME       AST AMERICAN CENTURY
               &                          STRATEGIC
       GROWTH PORTFOLIO              BALANCED PORTFOLIO            AST MONEY MARKET PORTFOLIO
  ---------------------------    ---------------------------    ---------------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004       01/01/2005         01/01/2004
      TO              TO             TO              TO               TO                 TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004       12/31/2005         12/31/2004
 ------------    ------------   ------------    ------------    ---------------   ---------------

 $  1,034,780    $ (2,065,434)  $    410,067    $   (151,998)   $    22,174,543   $   (13,050,188)
            0               0              0               0                  0                 0
   24,760,461       5,797,679      7,128,261         996,854                  0                 0
  (14,591,775)     39,918,122     (1,479,247)     14,839,953                  0                 0
 ------------    ------------   ------------    ------------    ---------------   ---------------


   11,203,466      43,650,367      6,059,081      15,684,809         22,174,543       (13,050,188)
 ------------    ------------   ------------    ------------    ---------------   ---------------


   17,276,914      58,756,358      9,164,929      35,382,184        754,392,878     3,537,635,228
  (52,735,281)    (73,037,735)   (31,725,155)    (43,467,872)      (843,419,526)   (4,054,018,230)

  (37,956,891)    118,162,061     (9,924,492)     (7,921,195)       338,087,230       135,826,835
     (345,851)       (336,064)      (149,744)       (176,719)        (1,197,000)       (1,358,346)
 ------------    ------------   ------------    ------------    ---------------   ---------------



  (73,761,109)    103,544,620    (32,634,462)    (16,183,602)       247,863,582      (381,914,513)
 ------------    ------------   ------------    ------------    ---------------   ---------------

  (62,557,643)    147,194,987    (26,575,381)       (498,793)       270,038,125      (394,964,701)


  444,888,617     297,693,630    226,426,887     226,925,680      1,340,662,110     1,735,626,811
 ------------    ------------   ------------    ------------    ---------------   ---------------
 $382,330,974    $444,888,617   $199,851,506    $226,426,887    $ 1,610,700,235   $ 1,340,662,110
 ============    ============   ============    ============    ===============   ===============

   32,369,257      23,660,792     15,965,075      16,878,085        113,670,469       142,666,269
 ------------    ------------   ------------    ------------    ---------------   ---------------
    7,855,320      14,781,074      5,049,767       2,891,999      1,391,411,926       348,315,228
  (13,081,341)     (6,072,609)    (7,108,150)     (3,805,009)    (1,365,723,904)     (377,311,028)
 ------------    ------------   ------------    ------------    ---------------   ---------------
   27,143,236      32,369,257     13,906,692      15,965,075        139,358,491       113,670,469
 ============    ============   ============    ============    ===============   ===============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                 SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                            AST COHEN & STEERS REAL                                      AST DEAM LARGE-CAP VALUE
                                               ESTATE PORTFOLIO             AST GLOBAL ALLOCATION                PORTFOLIO
                                          ---------------------------    ---------------------------    ---------------------------
                                          01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005     01/01/2004
                                              TO              TO             TO              TO              TO             TO
                                          12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005     12/31/2004
                                         ------------    ------------   ------------    ------------    ------------   ------------
OPERATIONS
 Net investment income (loss) ........   $   (161,521)   $  2,814,128   $  4,277,730    $   (617,840)   $ (1,026,199)  $   (776,888)
 Capital gains distributions received      28,912,256       4,640,920              0               0               0              0
 Realized gain (loss) on shares
  redeemed ...........................     49,081,661      18,114,067     (5,698,716)    (13,868,043)      7,629,750      1,336,441
 Net change in unrealized gain (loss)
  on investments .....................    (33,851,902)     73,650,484     12,065,574      35,588,187       4,627,535     15,807,049
                                         ------------    ------------   ------------    ------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........     43,980,494      99,219,599     10,644,588      21,102,304      11,231,086     16,366,602
                                         ------------    ------------   ------------    ------------    ------------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .........     33,315,080     112,901,313      7,348,919      11,614,342      19,186,579     46,861,643
 Surrenders, withdrawals and death
  benefits ...........................    (45,064,708)    (83,942,850)   (33,035,402)    (43,244,577)    (16,132,933)   (26,207,393)
 Net transfers between other
  subaccounts or fixed rate option ...    (49,932,581)      5,506,987    (14,049,045)    (21,523,858)     19,062,325     28,283,327
 Withdrawal and other charges ........       (248,684)       (214,152)      (170,675)       (214,817)       (106,273)       (82,444)
                                         ------------    ------------   ------------    ------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS .......................    (61,930,893)     34,251,298    (39,906,203)    (53,368,910)     22,009,698     48,855,133
                                         ------------    ------------   ------------    ------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS .............................    (17,950,399)    133,470,897    (29,261,615)    (32,266,606)     33,240,784     65,221,735

NET ASSETS
 Beginning of period .................    417,809,512     284,338,615    227,846,814     260,113,420     135,506,386     70,284,651
                                         ------------    ------------   ------------    ------------    ------------   ------------
 End of period .......................   $399,859,113    $417,809,512   $198,585,199    $227,846,814    $168,747,170   $135,506,386
                                         ============    ============   ============    ============    ============   ============

 Beginning units .....................     21,624,495      19,867,222     12,928,065      15,841,018      11,312,277      7,016,075
                                         ------------    ------------   ------------    ------------    ------------   ------------
 Units issued ........................     12,173,343       7,008,291      2,502,187         876,363       9,206,629      6,872,209
 Units redeemed ......................    (15,424,095)     (5,251,018)    (4,508,862)     (3,789,316)     (7,566,980)    (2,576,007)
                                         ------------    ------------   ------------    ------------    ------------   ------------
 Ending units ........................     18,373,743      21,624,495     10,921,390      12,928,065      12,951,926     11,312,277
                                         ============    ============   ============    ============    ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                                    SUBACCOUNTS (CONTINUED)
  ---------------------------------------------------------------------------------------------------------------------------
                                                                                                   AST FEDERATED AGGRESSIVE
   AST DEAM SMALL-CAP GROWTH      AST DEAM SMALL-CAP VALUE      AST GOLDMAN SACHS HIGH YIELD                GROWTH
           PORTFOLIO                      PORTFOLIO                       PORTFOLIO                       PORTFOLIO
  ---------------------------    ---------------------------    -----------------------------    ----------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005       01/01/2004      01/01/2005      01/01/2004
      TO              TO             TO              TO              TO               TO              TO              TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005       12/31/2004      12/31/2005      12/31/2004
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------

 $ (3,901,249)   $ (4,834,728)  $ (1,594,787)   $   (925,796)  $  39,653,627    $  46,778,903    $ (7,339,363)  $  (4,194,027)
            0               0      8,913,649       2,667,072               0                0      29,383,220       4,031,530
   27,654,428      36,264,011      2,819,457       2,615,816     (32,215,860)      85,282,579      10,795,726      20,549,633
  (30,326,565)    (10,095,572)   (11,591,426)      8,936,826     (10,199,371)     (65,326,818)      5,252,587      34,789,349
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------


   (6,573,386)     21,333,711     (1,453,107)     13,293,918      (2,761,604)      66,734,664      38,092,170      55,176,485
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------


    8,379,853      33,608,218     18,631,750      50,766,269      41,364,469      228,574,757     164,122,394     186,595,275
  (44,158,720)    (68,917,100)   (10,955,892)    (18,906,974)    (80,692,393)    (198,240,960)    (28,751,733)   (113,578,908)

  (36,712,414)    (47,225,659)    (5,613,869)     14,627,447    (179,996,552)    (158,703,446)     11,946,974      31,631,831
     (212,158)       (281,286)       (62,795)        (42,014)       (349,010)        (423,443)       (238,041)       (168,598)
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------



  (72,703,439)    (82,815,827)     1,999,194      46,444,728    (219,673,486)    (128,793,092)    147,079,594     104,479,600
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------

  (79,276,825)    (61,482,116)       546,087      59,738,646    (222,435,090)     (62,058,428)    185,171,764     159,656,085


  329,275,039     390,757,155    106,465,641      46,726,995     798,600,066      860,658,494     346,354,337     186,698,252
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------
 $249,998,214    $329,275,039   $107,011,728    $106,465,641   $ 576,164,976    $ 798,600,066    $531,526,101   $ 346,354,337
 ============    ============   ============    ============   =============    =============    ============   =============

   33,205,933      43,078,181      7,655,375       4,135,661      53,426,855       61,278,267      24,666,221      17,696,713
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------
    4,319,995       2,996,072      8,057,149       3,849,174      48,530,350       62,996,668      33,195,577      11,208,551
  (12,210,766)    (12,868,320)    (8,103,385)       (329,460)    (62,890,361)     (70,848,080)    (21,725,932)     (4,239,043)
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------
   25,315,162      33,205,933      7,609,139       7,655,375      39,066,844       53,426,855      36,135,866      24,666,221
 ============    ============   ============    ============   =============    =============    ============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                              SUBACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                         AST MID-CAP VALUE              AST SMALL-CAP VALUE                AST GOLDMAN SACHS
                                             PORTFOLIO                       PORTFOLIO               CONCENTRATED GROWTH PORTFOLIO
                                    ---------------------------    ------------------------------    ------------------------------
                                    01/01/2005      01/01/2004      01/01/2005        01/01/2004      01/01/2005       01/01/2004
                                        TO              TO              TO                TO              TO               TO
                                    12/31/2005      12/31/2004      12/31/2005        12/31/2004      12/31/2005       12/31/2004
                                   ------------    ------------   --------------    -------------    -------------   --------------
OPERATIONS
 Net investment income (loss) ..   $ (1,888,754)   $ (2,231,862)  $  (14,952,278)   $ (12,627,562)   $  (6,978,058)  $  (14,095,726)
 Capital gains distributions
  received .....................              0               0      210,066,100                0                0                0
 Realized gain (loss) on shares
  redeemed .....................     14,910,459      13,627,499       25,154,647       47,710,494      (23,466,567)    (118,925,797)
 Net change in unrealized gain
  (loss) on investments ........     (6,977,168)     10,852,671     (173,554,505)      81,594,098       36,074,028      147,480,899
                                   ------------    ------------   --------------    -------------    -------------   --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...................      6,044,537      22,248,308       46,713,964      116,677,030        5,629,403       14,459,376
                                   ------------    ------------   --------------    -------------    -------------   --------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ...     11,336,884      44,703,169      214,784,155      276,698,253       13,237,829       38,410,249
 Surrenders, withdrawals and
  death benefits ...............    (19,992,919)    (49,097,457)     (95,131,844)    (236,281,314)    (135,240,066)    (182,965,514)
 Net transfers between other
  subaccounts or fixed rate
  option .......................    (32,163,887)     (4,228,755)     (36,454,758)     (10,281,083)     (95,991,436)     (45,700,706)
 Withdrawal and other charges ..       (130,469)       (148,039)        (613,002)        (585,770)        (765,194)      (1,009,876)
                                   ------------    ------------   --------------    -------------    -------------   --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ..    (40,950,391)     (8,771,081)      82,584,551       29,550,086     (218,758,867)    (191,265,847)
                                   ------------    ------------   --------------    -------------    -------------   --------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...................    (34,905,854)     13,477,227      129,298,515      146,227,116     (213,129,464)    (176,806,471)
NET ASSETS
 Beginning of period ...........    191,480,729     178,003,502      909,574,910      763,347,794      941,718,599    1,118,525,070
                                   ------------    ------------   --------------    -------------    -------------   --------------
 End of period .................   $156,574,875    $191,480,729   $1,038,873,425    $ 909,574,910    $ 728,589,135   $  941,718,599
                                   ============    ============   ==============    =============    =============   ==============
 Beginning units ...............     15,879,105      17,029,290       53,183,535       49,565,293       42,899,031       49,868,112
                                   ------------    ------------   --------------    -------------    -------------   --------------
 Units issued ..................      5,262,446       3,690,286       40,596,261       17,275,561        4,742,100        3,024,214
 Units redeemed ................     (8,725,398)     (4,840,471)     (33,107,408)     (13,702,319)     (14,270,570)      (9,993,295)
                                   ------------    ------------   --------------    -------------    -------------   --------------
 Ending units ..................     12,416,153      15,879,105       60,672,388       53,138,535       33,370,561       42,899,031
                                   ============    ============   ==============    =============    =============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25



                                                   SUBACCOUNTS (CONTINUED)
 ----------------------------------------------------------------------------------------------------------------------------
   AST GOLDMAN SACHS MID-CAP     AST GOLDMAN SACHS SMALL CAP         AST LARGE-CAP VALUE             AST LORD ABBETT BOND
       GROWTH PORTFOLIO                   VALUE PORTFOLIO                    PORTFOLIO                DEBENTURE PORTFOLIO
 ----------------------------     ---------------------------    ----------------------------    ----------------------------
  01/01/2005      01/01/2004      01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005       01/01/2004
      TO              TO              TO              TO             TO              TO              TO               TO
  12/31/2005      12/31/2004      12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005       12/31/2004
 ------------   -------------    ------------    ------------   ------------    -------------    ------------   -------------

 $ (5,643,591)  $  (3,398,654)   $ (2,896,735)  $  (3,659,214)  $ (3,751,419)   $     757,091   $  10,548,741   $   6,248,615
            0               0      49,411,354       4,037,045              0                0       5,394,887       1,273,585
    9,231,335       4,237,474      12,222,162      17,891,314      9,529,009       (8,925,746)      2,244,305      16,936,356
    8,773,510      31,524,978     (51,735,363)     32,807,725     25,054,138       83,373,551     (18,217,889)       (626,634)
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------


   12,361,254      32,363,798       7,001,418      51,076,870     30,831,728       75,204,896         (29,956)     23,831,922
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------


  112,241,860     127,698,796       2,890,633      19,265,968     57,908,512       57,772,516     194,479,651     229,156,768
  (23,444,033)    (68,572,415)    (34,666,487)    (56,641,294)   (94,538,785)    (124,914,110)    (47,594,685)   (179,955,900)

   14,181,883      24,449,802     (40,099,722)    (33,486,475)    44,876,307      (10,946,063)     86,124,359      11,953,634
     (202,205)       (156,605)       (205,366)       (260,010)      (423,251)        (435,154)       (323,842)       (241,585)
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------



  102,777,505      83,419,577     (72,080,942)    (71,121,811)     7,822,783      (78,522,811)    232,685,483      60,912,917
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------

  115,138,759     115,783,375     (65,079,524)    (20,044,941)    38,654,511       (3,317,915)    232,655,527      84,744,839


  273,819,442     158,036,066     314,030,585     334,075,526    621,342,337      624,660,252     430,121,761     345,376,922
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------
 $388,958,201   $ 273,819,442    $248,951,061   $ 314,030,585   $659,996,848    $ 621,342,337   $ 662,777,288   $ 430,121,761
 ============   =============    ============   ============    ============    =============   =============   =============

   38,744,379      30,464,599      14,436,484      18,000,465     31,863,491       34,631,684      34,380,893      29,164,454
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------
   38,538,716      12,387,477       1,755,178       1,197,086     23,905,220        4,471,292      59,396,399      14,899,329
  (25,215,381)     (4,107,697)     (5,095,491)     (4,761,067)   (20,999,652)      (7,239,485)    (39,664,202)     (9,682,890)
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------
   52,067,714      38,744,379      11,096,171      14,436,484     34,769,059       31,863,491      54,113,090      34,380,893
 ============   =============    ============   ============    ============    =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                              SUBACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                       AST MARSICO CAPITAL GROWTH              AST MFS GROWTH           AST NEUBERGER & BERMAN MID -
                                                PORTFOLIO                        PORTFOLIO                 CAP GROWTH PORTFOLIO
                                     -------------------------------    ----------------------------    ---------------------------
                                      01/01/2005        01/01/2004      01/01/2005       01/01/2004      01/01/2005     01/01/2004
                                          TO                TO              TO               TO              TO             TO
                                      12/31/2005        12/31/2004      12/31/2005       12/31/2004      12/31/2005     12/31/2004
                                    --------------    --------------   ------------    -------------    ------------   ------------
OPERATIONS
 Net investment income (loss) ...   $  (42,392,244)   $  (29,007,058)  $ (8,008,430)   $  (8,131,670)   $ (5,708,237)  $ (5,122,456)
 Capital gains distributions
  received ......................                0                 0              0                0               0              0
 Realized gain (loss) on shares
  redeemed ......................       42,394,621        28,205,887       (115,544)     (41,550,879)     39,893,052     16,055,033
 Net change in unrealized gain
  (loss) on investments .........      148,297,655       275,549,688     32,685,828       97,183,722         544,952     36,848,933
                                    --------------    --------------   ------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ....................      148,300,032       274,748,517     24,561,854       47,501,173      34,729,767     47,781,510
                                    --------------    --------------   ------------    -------------    ------------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ....      733,858,202       710,670,155     76,093,830       72,861,698      26,172,947     82,297,023
 Surrenders, withdrawals and
  death benefits ................     (230,332,400)     (497,831,943)   (74,962,309)    (140,796,779)    (49,447,967)   (80,468,932)
 Net transfers between other
  subaccounts or fixed rate
  option ........................       18,209,870       101,517,019     (5,171,231)     (36,995,152)    294,845,441     (8,760,667)
 Withdrawal and other charges ...       (1,617,603)       (1,425,595)      (408,656)        (476,715)       (304,450)      (306,381)
                                    --------------    --------------   ------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ............      520,118,069       312,929,636     (4,448,366)    (105,406,948)    271,265,971     (7,238,957)
                                    --------------    --------------   ------------    -------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ........................      668,418,101       587,678,153     20,113,488      (57,905,775)    305,995,738     40,542,553
NET ASSETS
 Beginning of period ............    2,275,905,827     1,688,227,674    529,399,374      587,305,149     391,202,244    350,659,691
                                    --------------    --------------   ------------    -------------    ------------   ------------
 End of period ..................   $2,944,323,928    $2,275,905,827   $549,512,862    $ 529,399,374    $697,197,982   $391,202,244
                                    ==============    ==============   ============    =============    ============   ============
 Beginning units ................      153,173,872       124,377,969     66,403,925       82,050,979      24,054,656     23,386,566
                                    --------------    --------------   ------------    -------------    ------------   ------------
 Units issued ...................      152,413,238        55,021,912     23,769,668        4,605,980      29,223,233      6,897,581
 Units redeemed .................      (99,511,376)      (26,226,009)   (26,489,290)     (20,253,034)    (15,515,581)    (6,229,491)
                                    --------------    --------------   ------------    -------------    ------------   ------------
 Ending units ...................      206,075,734       153,173,872     63,684,303       66,403,925      37,762,308     24,054,656
                                    ==============    ==============   ============    =============    ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27


                                               SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
 AST NEUBERGER & BERMAN MID-CAP                                                                       AST PIMCO TOTAL RETURN BOND
         VALUE PORTFOLIO              AST SMALL CAP GROWTH      AST PIMCO LIMITED MATURITY BOND               PORTFOLIO
--------------------------------  ----------------------------   -------------------------------   -------------------------------
  01/01/2005        01/01/2004     01/01/2005      01/01/2004     01/01/2005        01/01/2004       01/01/2005       01/01/2004
      TO                TO             TO              TO             TO                TO               TO               TO
  12/31/2005        12/31/2004     12/31/2005      12/31/2004     12/31/2005        12/31/2004       12/31/2005       12/31/2004
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------

$  (19,177,186)  $   (15,426,057) $ (2,771,345)  $  (3,652,782) $   (7,353,865)   $   16,234,838   $   36,529,100   $   51,738,057
   183,956,720        26,502,928             0               0       7,424,733        11,206,565       54,499,639       14,964,650
    32,776,158        28,781,173     3,667,594      26,265,717      (3,436,120)       (3,430,599)       9,793,150       (2,143,339)
   (63,552,881)      180,134,836    (2,299,266)    (47,049,389)      3,861,120       (19,633,905)     (86,919,792)       4,666,061
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------


   134,002,811       219,992,880    (1,403,017)    (24,436,454)        495,868         4,376,899       13,902,097       69,225,429
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------


   197,192,381       283,673,218     9,666,536      24,851,375     477,365,170       607,408,640      162,860,165      592,992,803
  (157,081,064)     (261,903,805)  (28,951,869)    (55,425,898)   (164,854,535)     (264,365,574)    (222,249,461)    (524,086,136)

   (20,065,534)       40,908,757   (18,388,439)    (51,337,908)    133,971,912      (118,378,952)    (541,822,114)     (17,530,249)
      (855,933)         (787,701)     (164,371)       (228,545)       (805,511)         (574,050)      (1,051,762)      (1,431,527)
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------



    19,189,850        61,890,469   (37,838,143)    (82,140,976)    445,677,036       224,090,064     (602,263,172)      49,944,891
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------

   153,192,661       281,883,348   (39,241,160)   (106,577,430)    446,172,904       228,466,963     (588,361,075)     119,170,320
 1,293,638,403     1,011,755,055   221,443,824     328,021,254   1,227,262,121       998,795,158    2,195,639,666    2,076,469,346
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------
$1,446,831,064   $ 1,293,638,403  $182,202,664   $ 221,443,824  $1,673,435,025    $1,227,262,121   $1,607,278,591   $2,195,639,666
==============   ===============  ============   =============  ==============    ==============   ==============   ==============
    57,066,120        49,659,568    14,656,495      19,781,570      98,739,357        74,965,699      153,052,987      138,372,942
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------
    41,067,845        17,512,730     5,825,337       2,102,032     115,692,825         7,740,349       59,551,860       48,900,175
   (35,009,788)      (10,106,178)   (8,145,078)     (7,227,107)    (71,484,401)       16,033,309     (103,302,260)     (34,220,130)
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------
    63,124,177        57,066,120    12,336,754      14,656,495     142,947,781        98,739,357      109,302,587      153,052,987
==============   ===============  ============   =============  ==============    ==============   ==============   ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                SUBACCOUNTS
                                        -------------------------------------------------------------------------------------------
                                        AST ALLIANCEBERNSTEIN CORE     AST ALLIANCEBERNSTEIN MANAGED     AST T. ROWE PRICE NATURAL
                                              VALUE PORTFOLIO                    INDEX 500                  RESOURCES PORTFOLIO
                                        ---------------------------    -----------------------------    ---------------------------
                                        01/01/2005      01/01/2004      01/01/2005       01/01/2004      01/01/2005     01/01/2004
                                            TO              TO              TO               TO              TO             TO
                                        12/31/2005      12/31/2004      12/31/2005       12/31/2004      12/31/2005     12/31/2004
                                       ------------    ------------   -------------    -------------    ------------   ------------
OPERATIONS
 Net investment income (loss) ......   $ (1,029,690)   $   (573,727)  $    (557,149)   $  (3,337,604)   $ (3,924,463)  $   (824,073)
 Capital gains distributions
  received .........................      6,812,721       5,198,541               0                0      20,622,862              0
 Realized gain (loss) on shares
  redeemed .........................     14,696,793      11,082,776      42,272,459       37,430,498      34,829,184     15,292,574
 Net change in unrealized gain
  (loss) on investments ............    (10,378,742)     11,159,486     (36,272,200)       4,269,598      23,337,248     32,908,165
                                       ------------    ------------   -------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .     10,101,082      26,867,076       5,443,110       38,362,492      74,864,831     47,376,666
                                       ------------    ------------   -------------    -------------    ------------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .......     37,758,019      90,765,571      21,595,876      101,515,834      34,066,616     57,054,729
 Surrenders, withdrawals and death
  benefits .........................    (25,848,180)    (57,383,348)    (63,529,176)    (117,368,013)    (36,417,138)   (61,082,335)
 Net transfers between other
  subaccounts or fixed rate option .    (27,441,587)     34,885,969     (16,643,295)       1,996,791      72,966,857     23,548,079
 Withdrawal and other charges ......       (176,416)       (180,806)       (359,655)        (417,015)       (199,739)      (132,778)
                                       ------------    ------------   -------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...............    (15,708,164)     68,087,386     (58,936,250)     (14,272,403)     70,416,596     19,387,695
                                       ------------    ------------   -------------    -------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................     (5,607,082)     94,954,462     (53,493,140)      24,090,089     145,281,427     66,764,361

NET ASSETS
 Beginning of period ...............    285,690,093     190,735,631     544,671,811      520,581,722     235,649,553    168,885,192
                                       ------------    ------------   -------------    -------------    ------------   ------------
 End of period .....................   $280,083,011    $285,690,093   $ 491,178,671    $ 544,671,811    $380,930,980   $235,649,553
                                       ============    ============   =============    =============    ============   ============

 Beginning units ...................     22,498,194      17,015,358      43,544,187       44,902,347       9,328,133      8,214,933
                                       ------------    ------------   -------------    -------------    ------------   ------------
 Units issued ......................     12,498,968       7,533,988      21,469,299        8,924,760      14,117,708      3,271,141
 Units redeemed ....................    (13,737,005)     (2,051,152)    (26,275,619)     (10,282,920)    (10,750,114)    (2,157,941)
                                       ------------    ------------   -------------    -------------    ------------   ------------
 Ending units ......................     21,260,157      22,498,194      38,737,867       43,544,187      12,695,727      9,328,133
                                       ============    ============   =============    =============    ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29


                                                  SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------------------------------
    AST T. ROWE PRICE ASSET                                        AST MFS GLOBAL EQUITY       AST JP MORGAN INTERNATIONAL
      ALLOCATION PORTFOLIO       AST LSV INTERNATIONAL VALUE             PORTFOLIO                   EQUITY PORTFOLIO
  ---------------------------    ---------------------------    ---------------------------    ---------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005     01/01/2004
      TO              TO             TO              TO             TO              TO              TO             TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005     12/31/2004
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------

 $  1,584,998    $    124,380   $     28,488    $   (152,978)  $ (2,099,815)   $ (1,641,203)   $ (1,833,384)  $ (1,042,385)
    3,367,775               0              0               0              0               0               0              0
   (4,789,737)     (5,008,365)    20,867,926       9,479,862     20,824,668       5,102,731      26,136,250     20,947,396
   13,044,523      40,722,199       (812,135)     17,319,769     (9,541,217)     17,350,035      14,921,322     26,289,431
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------


   13,207,559      35,838,214     20,084,279      26,646,653      9,183,636      20,811,563      39,224,188     46,194,442
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------


   29,316,272      75,484,291     20,648,811      32,616,590     12,803,407      47,143,836      43,906,284     77,439,609
  (61,276,892)    (74,145,108)   (20,561,502)    (25,801,659)   (15,661,617)    (29,418,552)    (51,560,221)   (65,214,842)

   17,969,579      32,764,639     (5,666,417)        633,810    (22,056,714)     24,532,181      55,577,635    (17,055,083)
     (285,665)       (264,380)      (122,921)       (116,792)      (110,544)        (95,633)       (284,979)      (263,798)
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------



  (14,276,706)     33,839,442     (5,702,029)      7,331,949    (25,025,468)     42,161,832      47,638,719     (5,094,113)
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------

   (1,069,147)     69,677,656     14,382,250      33,978,602    (15,841,832)     62,973,395      86,862,907     41,100,329


  422,820,758     353,143,102    173,233,229     139,254,627    164,748,455     101,775,060     373,795,987    332,695,658
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------
 $421,751,611    $422,820,758   $187,615,479    $173,233,229   $148,906,623    $164,748,455    $460,658,894   $373,795,987
 ============    ============   ============    ============   ============    ============    ============   ============

   22,590,070      19,492,726     12,659,807      12,065,446     13,547,904      10,003,157      17,053,738     15,962,091
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------
   10,823,022       5,521,460     10,498,575       2,597,908      9,490,768       4,027,906      18,006,814      3,058,384
  (10,530,727)     (2,424,116)   (10,663,741)     (2,003,547)   (11,496,059)       (483,159)    (12,399,166)    (1,966,737)
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------
   22,882,365      22,590,070     12,494,641      12,659,807     11,542,613      13,547,904      22,661,386     17,053,738
 ============    ============   ============    ============   ============    ============    ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                              SUBACCOUNTS
                                                                     --------------------------------------------------------------
                                                                      AST T. ROWE PRICE GLOBAL      AST WILLIAM BLAIR INTERNATIONAL
                                                                           BOND PORTFOLIO                 GROWTH PORTFOLIO
                                                                     ---------------------------    -------------------------------
                                                                     01/01/2005      01/01/2004       01/01/2005       01/01/2004
                                                                         TO              TO               TO               TO
                                                                     12/31/2005      12/31/2004       12/31/2005       12/31/2004
                                                                    ------------    ------------    --------------   --------------

OPERATIONS
 Net investment income (loss) ...................................   $  6,556,726    $ 10,515,623    $   (9,716,164)  $   (8,071,777)
 Capital gains distributions received ...........................        513,747       4,010,423                 0                0
 Realized gain (loss) on shares redeemed ........................        316,640       1,071,731        68,489,295      (12,270,297)
 Net change in unrealized gain (loss) on investments ............    (34,166,441)      1,427,330       163,574,304      187,408,885
                                                                    ------------    ------------    --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .    (26,779,328)     17,025,107       222,347,435      167,066,811
                                                                    ------------    ------------    --------------   --------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ....................................    164,671,798     174,864,574       403,832,535      413,525,113
 Surrenders, withdrawals and death benefits .....................    (36,736,893)    (59,784,947)     (144,059,094)    (312,522,524)
 Net transfers between other subaccounts or fixed rate option ...     53,342,021         677,654       (97,757,982)     430,716,237
 Withdrawal and other charges ...................................       (216,706)       (149,565)         (871,119)        (689,647)
                                                                    ------------    ------------    --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ............................................    181,060,220     115,607,716       161,144,340      531,029,179
                                                                    ------------    ------------    --------------   --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .........................    154,280,892     132,632,823       383,491,775      698,095,990

NET ASSETS
 Beginning of period ............................................    360,549,474     227,916,652     1,326,329,125      628,233,135
                                                                    ------------    ------------    --------------   --------------
 End of period ..................................................   $514,830,366    $360,549,475    $1,709,820,900   $1,326,329,125
                                                                    ============    ============    ==============   ==============

 Beginning units ................................................     26,801,980      17,474,719        85,370,725       46,081,888
                                                                    ------------    ------------    --------------   --------------
 Units issued ...................................................     35,517,378       8,263,982        70,204,887       57,733,871
 Units redeemed .................................................    (20,463,747)      1,063,279       (57,442,248)     (18,445,034)
                                                                    ------------    ------------    --------------   --------------
 Ending units ...................................................     41,855,611      26,801,980        98,133,364       85,370,725
                                                                    ============    ============    ==============   ==============


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                   SUBACCOUNTS (CONTINUED)
 -------------------------------------------------------------------------------------------
                     AST CAPITAL                               AST                 AST
  AST AGGRESSIVE     GROWTH ASSET      AST BALANCED        CONSERVATIVE       PRESERVATION
 ASSET ALLOCATION     ALLOCATION     ASSET ALLOCATION    ASSET ALLOCATION   ASSET ALLOCATION
    PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO           PORTFOLIO
 ----------------   -------------    ----------------    ----------------   ----------------
    12/5/2005*        12/5/2005*        12/5/2005*          12/5/2005*         12/5/2005*
        TO                TO                TO                  TO                 TO
    12/31/2005        12/31/2005        12/31/2005          12/31/2005         12/31/2005
 ----------------   -------------    ----------------    ----------------   ----------------
  $      (19,164)   $    (136,368)     $    (116,987)      $    (24,701)      $     (7,280)
               0                0                  0                  0                  0
          15,424                0                  0                  0                  0
         (95,702)        (391,529)          (269,878)           (24,668)             9,259
  --------------    -------------      -------------       ------------       ------------


         (99,442)        (527,897)          (386,865)           (49,369)             1,979
  --------------    -------------      -------------       ------------       ------------


       4,472,210       40,984,661         38,923,010          6,831,254          3,307,897
         (51,785)        (433,707)          (192,223)           (30,442)            (6,340)

      29,766,818      178,636,304        152,317,182         34,915,532          7,852,861
          (3,770)          (1,946)            (1,996)            (1,818)              (103)
  --------------    -------------      -------------       ------------       ------------



      34,183,473      219,185,312        191,045,973         41,714,526         11,154,315
  --------------    -------------      -------------       ------------       ------------

      34,084,031      218,657,415        190,659,108         41,665,157         11,156,294


               0                0                  0                  0                  0
  --------------    -------------      -------------       ------------       ------------
  $   34,084,031    $ 218,657,415      $ 190,659,108       $ 41,665,157       $ 11,156,294
  ==============    =============      =============       ============       ============

               0                0                  0                  0                  0
  --------------    -------------      -------------       ------------       ------------
       3,894,741       23,568,342         20,701,204          4,450,695          1,210,227
        (485,430)      (1,713,151)        (1,664,122)          (294,580)           (98,587)
  --------------    -------------      -------------       ------------       ------------
       3,409,311       21,855,191         19,037,082          4,156,115          1,111,640
  ==============    =============      =============       ============       ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A32

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                            SUBACCOUNTS
                                                                -------------------------------------------------------------------
                                                                                             EVERGREEN VA BALANCED     EVERGREEN VA
                                                                 DAVIS VALUE PORTFOLIO                FUND              GROWTH FUND
                                                                ------------------------     -----------------------   ------------
                                                                01/01/2005    01/01/2004    01/01/2005   01/01/2004     4/15/2005*
                                                                    TO            TO            TO           TO             TO
                                                                12/31/2005    12/31/2004    12/31/2005   12/31/2004     12/31/2005
                                                                -----------   ----------    ----------    ----------   ------------
OPERATIONS
 Net investment income (loss) ..............................    $   (28,131)  $  (38,614)   $   65,868   $   (40,081)  $   (482,464)
 Capital gains distributions received ......................              0            0             0             0              0
 Realized gain (loss) on shares redeemed ...................        101,598       62,165      (150,247)     (196,237)       700,685
 Net change in unrealized gain (loss) on investments .......        640,548      717,363       340,955       581,941      6,355,009
                                                                -----------   ----------    ----------   -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ...............................................        714,015      740,914       256,576       345,623      6,573,230
                                                                -----------   ----------    ----------   -----------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ...............................         13,111      669,056           723       167,317      1,750,337
 Surrenders, withdrawals and death benefits ................       (594,554)    (496,430)     (534,893)     (652,876)    (2,890,719)
 Net transfers between other subaccounts or fixed rate
  option ...................................................      2,086,848      231,953      (407,145)     (193,434)    40,600,017
 Withdrawal and other charges ..............................        (18,714)     (11,309)      (19,485)      (14,206)       (31,172)
                                                                -----------   ----------    ----------   -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ..............................      1,486,691      393,270      (960,800)     (693,199)    39,428,463
                                                                -----------   ----------    ----------   -----------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      2,200,706    1,134,184      (704,224)     (347,576)    46,001,693

NET ASSETS
 Beginning of period .......................................      7,960,954    6,826,770     7,494,729     7,842,305              0
                                                                -----------   ----------    ----------   -----------   ------------
 End of period .............................................    $10,161,660   $7,960,954    $6,790,505   $ 7,494,729   $ 46,001,693
                                                                ===========   ==========    ==========   ===========   ============

 Beginning units ...........................................        772,859      737,092       808,522       886,775              0
                                                                -----------   ----------    ----------   -----------   ------------
 Units issued ..............................................        295,366       72,577        65,938        20,785      5,781,909
 Units redeemed ............................................       (156,258)     (36,810)     (170,091)      (99,038)    (1,763,067)
                                                                -----------   ----------    ----------   -----------   ------------
 Ending units ..............................................        911,967      772,859       704,369       808,522      4,018,842
                                                                ===========   ==========    ==========   ===========   ============


 * Date subaccount became available for investment


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33


                                             SUBACCOUNTS (CONTINUED)
  ---------------------------------------------------------------------------------------------------------------
        EVERGREEN VA                EVERGREEN VA
    INTERNATIONAL EQUITY       FUNDAMENTAL LARGE CAP                                      EVERGREEN VA SPECIAL
            FUND                        FUND               EVERGREEN VA OMEGA FUND            VALUES FUND
 -------------------------    -----------------------    --------------------------     -------------------------
 01/01/2005     01/01/2004    01/01/2005   01/01/2004     01/01/2005     01/01/2004     01/01/2005    01/01/2004
     TO             TO            TO           TO             TO             TO             TO            TO
 12/31/2005     12/31/2004    12/31/2005   12/31/2004     12/31/2005     12/31/2004     04/15/2005    12/31/2004
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------

 $   670,321   $    18,096    $  (32,117)  $  (13,695)   $   (432,566)  $  (573,107)   $   (22,194)   $   (20,000)
           0             0             0            0               0             0        723,932         42,991
   2,255,414       388,587       172,150       29,637         658,341     2,502,852        245,005        129,938
   3,845,294     3,467,903       617,076      420,037         (40,316)     (816,206)      (343,042)       749,442
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------


   6,771,029     3,874,586       757,109      435,979         185,459     1,113,539        603,701        902,371
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------


   7,618,400    11,770,450         7,549      206,600       1,779,033    15,118,659         14,588        594,109
  (3,937,592)   (4,124,180)     (483,255)    (484,405)     (2,719,790)   (9,047,788)      (504,580)      (614,566)

  22,396,581     1,041,725     2,768,785       89,048     (10,679,112)    4,061,229      1,887,347        158,686
     (34,094)      (19,211)      (24,921)     (13,033)        (46,657)      (41,650)       (20,458)       (13,742)
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------



  26,043,295     8,668,784     2,268,158     (201,790)    (11,666,526)   10,090,450      1,376,897        124,487
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------

  32,814,324    12,543,370     3,025,267      234,189     (11,481,067)   11,203,989      1,980,598      1,026,858


  31,264,027    18,720,657     6,260,925    6,026,736      39,972,378    28,768,390      5,913,725      4,886,867
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------
 $64,078,351   $31,264,027    $9,286,192   $6,260,925    $ 28,491,311   $39,972,379    $ 7,894,323    $ 5,913,725
 ===========   ===========    ==========   ==========    ============   ===========    ===========    ===========

   2,417,477     1,729,998       554,636      574,860       4,623,843     3,868,364        321,764        312,372
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------
   4,240,269       957,875       373,153       20,805       1,648,109     1,879,812        160,977         39,894
  (2,353,313)     (270,396)     (162,450)     (41,029)     (3,001,560)   (1,124,333)       (89,338)       (30,502)
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------
   4,304,433     2,417,477       765,339      554,636       3,270,392     4,623,843        393,403        321,764
 ===========   ===========    ==========   ==========    ============   ===========    ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A34

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                      SUBACCOUNTS
                                                    -------------------------------------------------------------------------------

                                                    EVERGREEN VA STRATEGIC                                      LIBERTY ASSET
                                                         INCOME FUND              COLUMBIA HIGH YIELD VS        ALLOCATION VS
                                                    -----------------------    -----------------------    -------------------------
                                                   01/01/2005    01/01/2004   01/01/2005    01/01/2004    01/01/2005    01/01/2004
                                                       TO            TO           TO            TO            TO            TO
                                                   12/31/2005    12/31/2004   12/31/2005    12/31/2004    12/31/2005    12/31/2004
                                                   ----------    ----------   ----------    ----------   -----------    -----------
OPERATIONS
 Net investment income (loss) ..................   $  240,655    $  210,649   $   (8,373)   $   50,262   $   295,193    $  (231,653)
 Capital gains distributions received ..........       58,718        59,638            0             0             0              0
 Realized gain (loss) on shares redeemed .......      151,166       157,488       24,533        15,997     1,562,748      1,348,794
 Net change in unrealized gain (loss) on
  investments ..................................     (594,195)        2,724       (7,497)       (3,579)   (1,063,395)       114,267
                                                   ----------    ----------   ----------    ----------   -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................     (143,656)      430,499        8,663        62,680       794,546      1,231,408
                                                   ----------    ----------   ----------    ----------   -----------    -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ...................       16,937       363,074         (772)       99,106        31,016         71,183
 Surrenders, withdrawals and death benefits ....     (651,159)     (622,377)    (398,855)     (463,482)   (5,389,313)    (6,302,886)
 Net transfers between other subaccounts or
  fixed rate option ............................      708,598      (334,833)     (10,030)      (50,731)   (1,309,892)      (847,697)
 Withdrawal and other charges ..................      (17,093)      (11,737)        (585)         (789)      (20,233)       (29,046)
                                                   ----------    ----------   ----------    ----------   -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM CONTRACT OWNER TRANSACTIONS .............       57,283      (605,873)    (410,242)     (415,897)   (6,688,422)    (7,108,446)
                                                   ----------    ----------   ----------    ----------   -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ........      (86,373)     (175,374)    (401,579)     (353,217)   (5,893,876)    (5,877,038)

NET ASSETS
 Beginning of period ...........................    6,826,476     7,001,850    1,029,108     1,382,325    20,666,117     26,543,155
                                                   ----------    ----------   ----------    ----------   -----------    -----------
 End of period .................................   $6,740,103    $6,826,476   $  627,529    $1,029,108   $14,772,241    $20,666,117
                                                   ==========    ==========   ==========    ==========   ===========    ===========

 Beginning units ...............................      476,068       520,820       73,544       104,701     1,615,224      2,207,046
                                                   ----------    ----------   ----------    ----------   -----------    -----------
 Units issued ..................................      114,191        27,182        8,522         7,595        27,456          9,581
 Units redeemed ................................     (110,337)      (71,934)     (37,879)      (38,752)     (547,939)      (601,403)
                                                   ----------    ----------   ----------    ----------   -----------    -----------
 Ending units ..................................      479,922       476,068       44,187        73,544     1,094,741      1,615,224
                                                   ==========    ==========   ==========    ==========   ===========    ===========


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A35


                                       SUBACCOUNTS (CONTINUED)
 ---------------------------------------------------------------------------------------------------
                                                                                      COLUMBIA LARGE
      LIBERTY FEDERAL                                       LIBERTY SMALL COMPANY       CAP GROWTH
       SECURITIES VS           LIBERTY MONEY MARKET VS          GROWTH VS                STOCK VS
 -------------------------    -------------------------     -----------------------   --------------
 01/01/2005     01/01/2004    01/01/2005     01/01/2004    01/01/2005    01/01/2004     2/25/2005*
     TO             TO            TO             TO            TO            TO             TO
 12/31/2005     12/31/2004    12/31/2005     12/31/2004    12/31/2005    12/31/2004     12/31/2005
 -----------   -----------    -----------   -----------    ----------    ----------   --------------

 $   183,618   $   (60,838)   $    68,398   $    (8,433)   $  (15,729)   $  (19,857)    $   (26,265)
      12,903             0              0             0             0             0               0
     (21,559)        1,738              0             0       229,917       279,622         (45,233)
    (114,731)     (108,096)             0             0      (214,507)      (58,198)        588,339
 -----------   -----------    -----------   -----------    ----------    ----------     -----------


      60,231      (167,196)        68,398        (8,433)         (319)      201,567         516,841
 -----------   -----------    -----------   -----------    ----------    ----------     -----------


      (3,500)       47,740        (42,194)    2,613,689           227        27,918          15,693
    (916,241)   (2,714,651)    (5,773,089)   (8,254,384)     (464,175)     (536,159)     (3,413,345)

    (542,702)     (390,857)     5,021,724     3,746,969       (38,980)      (76,296)     17,137,397
      (3,673)       (7,106)        (4,013)       (5,320)       (2,414)       (2,942)        (19,058)
 -----------   -----------    -----------   -----------    ----------    ----------     -----------



  (1,466,116)   (3,064,874)      (797,572)   (1,899,046)     (505,342)     (587,479)     13,720,687
 -----------   -----------    -----------   -----------    ----------    ----------     -----------

  (1,405,885)   (3,232,070)      (729,174)   (1,907,479)     (505,661)     (385,912)     14,237,528


   4,680,588     7,912,658      3,987,940     5,895,419     1,891,983     2,277,895               0
 -----------   -----------    -----------   -----------    ----------    ----------     -----------
 $ 3,274,703   $ 4,680,588    $ 3,258,766   $ 3,987,940    $1,386,322    $1,891,983     $14,237,528
 ===========   ===========    ===========   ===========    ==========    ==========     ===========

     471,593       781,490        400,355       591,046       114,071       151,571               0
 -----------   -----------    -----------   -----------    ----------    ----------     -----------
       3,457        11,179        570,306       263,987         5,035         1,901       1,804,556
    (150,163)     (321,076)      (650,021)     (454,678)      (36,908)      (39,401)       (445,224)
 -----------   -----------    -----------   -----------    ----------    ----------     -----------
     324,887       471,593        320,640       400,355        82,198       114,071       1,359,332
 ===========   ===========    ===========   ===========    ==========    ==========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                   SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                 PRUDENTIAL SP WILLIAM
                                                         BLAIR                GARTMORE GVIT DEVELOPING       FIRST TRUST THE DOW
                                                  INTERNATIONAL GROWTH                MARKETS                     TARGET 10
                                               --------------------------    --------------------------    ------------------------
                                               01/01/2005     01/01/2004     01/01/2005     01/01/2004     01/01/2005    01/01/2004
                                                   TO             TO             TO             TO             TO            TO
                                               12/31/2005     12/31/2004     12/31/2005     12/31/2004     12/31/2005    12/31/2004
                                              -----------    ------------  ------------    ------------   -----------   -----------
OPERATIONS
 Net investment income (loss) .............   $  (232,514)   $   (287,455) $ (2,074,441)   $ (1,345,879)  $  (210,152)  $   (90,413)
 Capital gains distributions received .....       953,032               0    27,739,532       5,753,669             0             0
 Realized gain (loss) on shares redeemed ..       421,205       2,390,488    12,988,775      22,456,158       772,473      (123,360)
 Net change in unrealized gain (loss) on
  investments .............................     2,579,043        (544,141)   14,343,616      (6,994,922)   (1,079,574)      873,497
                                              -----------    ------------  ------------    ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............     3,720,766       1,558,892    52,997,482      19,869,026      (517,253)      659,724
                                              -----------    ------------  ------------    ------------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ..............     3,183,177      19,177,724    20,719,738      72,453,954     4,404,918     6,611,054
 Surrenders, withdrawals and death
  benefits ................................    (2,481,080)    (19,787,422)  (25,123,234)    (51,418,635)   (2,156,599)   (3,372,913)
 Net transfers between other subaccounts
  or fixed rate option ....................    12,913,312      (8,881,658)   59,048,334     (12,895,297)   (2,857,450)    4,594,339
 Withdrawal and other charges .............       (14,520)         (9,960)     (130,360)        (92,082)      (13,540)       (7,497)
                                              -----------    ------------  ------------    ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS ............................    13,600,889      (9,501,316)   54,514,478       8,047,940      (622,671)    7,824,983
                                              -----------    ------------  ------------    ------------   -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...    17,321,655      (7,942,424)  107,511,960      27,916,966    (1,139,924)    8,484,707

NET ASSETS
 Beginning of period ......................    15,349,848      23,292,272   185,833,186     157,916,220    12,754,366     4,269,659
                                              -----------    ------------  ------------    ------------   -----------   -----------
 End of period ............................   $32,671,503    $ 15,349,848  $293,345,146    $185,833,186   $11,614,442   $12,754,366
                                              ===========    ============  ============    ============   ===========   ===========

 Beginning units ..........................     1,457,915       2,705,434    15,104,933      16,006,678     1,295,452       527,356
                                              -----------    ------------  ------------    ------------   -----------   -----------
 Units issued .............................     3,324,642       1,868,486    21,206,574       6,063,026     2,051,499       824,717
 Units redeemed ...........................    (2,073,748)     (3,116,005)  (18,790,778)     (6,964,772)   (2,120,806)      (56,621)
                                              -----------    ------------  ------------    ------------   -----------   -----------
 Ending units .............................     2,708,809       1,457,915    17,520,729      15,104,933     1,226,145     1,295,452
                                              ===========    ============  ============    ============   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37


                                            SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------------------

   FIRST TRUST 10 UNCOMMON       FIRST TRUST ENERGY         FIRST TRUST FINANCAL       FIRST TRUST PHARMHEALTH
           VALUES                      SECTOR                     SERVICES                     SECTOR
  -------------------------    -----------------------    -------------------------    -----------------------
  01/01/2005    01/01/2004    01/01/2005    01/01/2004    01/01/2005     01/01/2004    01/01/2005   01/01/2004
      TO            TO            TO            TO            TO             TO            TO           TO
  12/31/2005    12/31/2004    12/31/2005    12/31/2004    12/31/2005     12/31/2004    12/31/2005   12/31/2004
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------

 $  (108,033)   $  (125,925)  $  (44,228)   $  (34,362)  $   (40,249)   $   (47,364)   $  (32,837)  $  (38,813)
           0              0            0             0             0              0             0            0
     845,818       (926,444)     760,947       286,937       314,693        199,760       (52,507)    (138,528)
    (828,804)     1,819,167      877,502       669,470       (68,448)       443,902       382,205      101,744
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------


     (91,019)       766,798    1,594,221       922,045       205,996        596,298       296,861      (75,597)
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------


     209,874      1,095,806       37,871       295,080        45,966        373,137        42,945      327,405
  (1,098,642)    (1,342,292)    (538,358)     (715,749)     (668,010)    (1,085,687)     (612,609)    (811,564)

  (1,819,660)      (189,717)    (173,488)      410,974      (620,797)         3,469      (196,559)     (16,716)
      (7,495)        (8,484)      (5,432)       (4,794)       (5,986)        (7,030)       (4,883)      (6,577)
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------



  (2,715,923)      (444,687)    (679,407)      (14,489)   (1,248,827)      (716,111)     (771,106)    (507,452)
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------

  (2,806,942)       322,111      914,814       907,556    (1,042,831)      (119,813)     (474,245)    (583,049)


   9,808,491      9,486,380    3,746,228     2,838,672     4,641,362      4,761,175     3,536,157    4,119,206
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------
 $ 7,001,549    $ 9,808,491   $4,661,042    $3,746,228   $ 3,598,531    $ 4,641,362    $3,061,912   $3,536,157
 ===========    ===========   ==========    ==========   ===========    ===========    ==========   ==========

   2,084,738      2,247,231      210,626       208,614       318,758        373,550       358,811      411,777
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------
     246,293        202,658       92,115        20,355        84,733         30,330        63,243       37,113
    (862,994)      (365,151)    (125,179)      (18,343)     (172,611)       (85,122)     (139,925)     (90,079)
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------
   1,468,037      2,084,738      177,562       210,626       230,880        318,758       282,129      358,811
 ===========    ===========   ==========    ==========   ===========    ===========    ==========   ==========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

                                                                                    SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                                                FIRST TRUST GLOBAL           FIRST TRUST NASDAQ
                                                 FIRST TRUST TECHNOLOGY         DIVIDEND TARGET 15               TARGET 15
                                                 -----------------------    --------------------------    -------------------------
                                                01/01/2005    01/01/2004    01/01/2005     01/01/2004     01/01/2005     01/01/2004
                                                    TO            TO            TO             TO             TO             TO
                                                12/31/2005    12/31/2004    12/31/2005     12/31/2004     12/31/2005     12/31/2004
                                                ----------    ----------   -----------    ------------    -----------   -----------
OPERATIONS
 Net investment income (loss) ...............   $  (15,594)   $  (18,114)  $  (436,749)   $   (123,311)   $   (75,722)  $   (58,344)
 Capital gains distributions received .......            0             0             0               0              0             0
 Realized gain (loss) on shares redeemed ....      (45,034)     (100,245)    2,818,626         773,523         28,498       (86,005)
 Net change in unrealized gain (loss) on
  investments ...............................      118,080       101,330       351,376       2,165,570         56,457       101,412
                                                ----------    ----------   -----------    ------------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................       57,452       (17,029)    2,733,253       2,815,782          9,233       (42,937)
                                                ----------    ----------   -----------    ------------    -----------   -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ................       13,667        39,462     7,066,848      11,690,261        736,208     1,892,339
 Surrenders, withdrawals and death benefits .     (175,048)     (253,755)   (3,556,263)     (2,614,971)    (1,213,595)   (1,218,409)
 Net transfers between other subaccounts or
  fixed rate option .........................      (56,251)     (144,710)    7,954,173       7,692,136          1,861     1,329,558
 Withdrawal and other charges ...............       (1,991)       (2,550)      (22,184)         (8,588)        (5,834)       (6,706)
                                                ----------    ----------   -----------    ------------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER TRANSACTIONS      (219,623)     (361,553)   11,442,574      16,758,838       (481,360)    1,996,782
                                                ----------    ----------   -----------    ------------    -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS .....     (162,171)     (378,582)   14,175,827      19,574,620       (472,127)    1,953,845

NET ASSETS
 Beginning of period ........................    1,694,457     2,073,039    22,623,931       3,049,311      7,024,218     5,070,373
                                                ----------    ----------   -----------    ------------    -----------   -----------
 End of period ..............................   $1,532,286    $1,694,457   $36,799,758    $ 22,623,931    $ 6,552,091   $ 7,024,218
                                                ==========    ==========   ===========    ============    ===========   ===========

 Beginning units ............................      355,175       435,967     1,858,147         286,091        747,603       569,649
                                                ----------    ----------   -----------    ------------    -----------   -----------
 Units issued ...............................       14,718         8,472     3,956,771       1,845,737        464,943       190,470
 Units redeemed .............................      (61,426)      (88,664)   (3,019,542)       (273,681)      (539,055)      (12,516)
                                                ----------    ----------   -----------    ------------    -----------   -----------
 Ending units ...............................      308,467       355,175     2,795,376       1,858,147        673,491       747,603
                                                ==========    ==========   ===========    ============    ===========   ===========


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39


                                          SUBACCOUNTS (CONTINUED)
 ---------------------------------------------------------------------------------------------------------
                                                                FIRST TRUST VALUE LINE     FIRST TRUST DOW
  FIRST TRUST S&P TARGET 24      FIRST TRUST MANAGED VIP              TARGET 25            TARGET DIVIDEND
 --------------------------    ---------------------------     -------------------------   ---------------
  01/01/2005     01/01/2004     01/01/2005     01/01/2004      01/01/2005    01/01/2004      05/02/2005*
      TO             TO             TO             TO              TO            TO               TO
  12/31/2005     12/31/2004     12/31/2005     12/31/2004      12/31/2005    12/31/2004       12/31/2005
 ------------   -----------    ------------   ------------    -----------    -----------   ---------------

 $   (245,369)  $  (106,288)   $ (2,486,733)  $   (660,736)   $  (538,543)   $  (103,031)    $  (395,819)
            0             0               0              0              0              0               0
      905,218       442,858       7,315,043        784,539      4,548,316        723,880         (34,454)
     (154,144)      892,130       3,732,105     11,052,531      2,131,436      2,280,635      (3,507,615)
 ------------   -----------    ------------   ------------    -----------    -----------     -----------


      505,705     1,228,700       8,560,415     11,176,334      6,141,209      2,901,484      (3,937,888)
 ------------   -----------    ------------   ------------    -----------    -----------     -----------


    3,906,045     8,143,529      70,426,412     71,222,772      8,517,893     11,695,908      27,159,077
   (1,374,763)   (3,116,585)    (12,442,960)   (17,959,383)    (4,343,760)    (2,449,600)     (1,284,310)

      871,926     2,353,094       7,964,016     23,606,910     21,989,774      4,692,981      36,500,538
      (18,954)       (9,674)       (143,269)       (36,059)       (24,819)        (8,955)        (13,793)
 ------------   -----------    ------------   ------------    -----------    -----------     -----------



    3,384,254     7,370,364      65,804,199     76,834,240     26,139,088     13,930,334      62,361,512
 ------------   -----------    ------------   ------------    -----------    -----------     -----------

    3,889,959     8,599,064      74,364,614     88,010,574     32,280,297     16,831,818      58,423,624


   14,152,134     5,553,070     108,507,923     20,497,349     21,764,275      4,932,457               0
 ------------   -----------    ------------   ------------    -----------    -----------     -----------
 $ 18,042,093   $14,152,134    $182,872,537   $108,507,923    $54,044,572    $21,764,275     $58,423,624
 ============   ===========    ============   ============    ===========    ===========     ===========

    1,433,496       757,111       9,571,243      2,174,647      2,730,172      1,541,426               0
 ------------   -----------    ------------   ------------    -----------    -----------     -----------
    1,746,057       844,802      16,756,460      9,313,003      5,222,534      1,478,915       8,526,423
   (1,463,869)     (168,417)    (11,232,008)    (1,916,407)    (3,239,252)      (290,169)     (2,537,924)
 ------------   -----------    ------------   ------------    -----------    -----------     -----------
    1,715,684     1,433,496      15,095,695      9,571,243      4,713,454      2,730,172       5,988,499
 ============   ===========    ============   ============    ===========    ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                SUBACCOUNTS
                                        -------------------------------------------------------------------------------------------
                                            PROFUND VP ASIA 30              PROFUND VP BANKS                 PROFUND VP BEAR
                                       ------------    ---------------------------     ----------------------------   -------------
                                        01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005       01/01/2004
                                            TO              TO             TO              TO              TO               TO
                                        12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005       12/31/2004
                                       ------------    ------------   ------------    ------------    -------------   -------------
OPERATIONS
 Net investment income (loss) ......   $   (565,150)   $    587,439   $     84,619    $   (156,754)   $  (1,036,520)  $    (907,957)
 Capital gains distributions
  received .........................              0       1,043,025        907,240               0                0               0
 Realized gain (loss) on shares
  redeemed .........................      5,109,313      (2,979,067)    (1,309,841)      1,284,502       (2,160,666)    (10,762,345)
 Net change in unrealized gain
  (loss) on investments ............      1,190,840      (2,392,985)      (159,120)         64,064          371,651       1,284,794
                                       ------------    ------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .      5,735,003      (3,741,588)      (477,102)      1,191,812       (2,825,535)    (10,385,508)
                                       ------------    ------------   ------------    ------------    -------------   -------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .......      5,662,141      85,696,763      1,005,533      38,526,164        5,615,908     175,049,654
 Surrenders, withdrawals and death
  benefits .........................     (4,798,168)    (72,976,462)      (974,495)    (53,981,164)      (8,942,903)   (223,095,929)
 Net transfers between other
  subaccounts or fixed rate option .     20,963,208     (17,124,703)      (778,722)     21,613,900       26,489,118      32,968,573
 Withdrawal and other charges ......        (27,051)        (25,606)        (5,644)         (7,683)         (39,493)        (41,924)
                                       ------------    ------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...............     21,800,130      (4,430,008)      (753,328)      6,151,217       23,122,630     (15,119,626)
                                       ------------    ------------   ------------    ------------    -------------   -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................     27,535,133      (8,171,596)    (1,230,430)      7,343,029       20,297,095     (25,505,134)

NET ASSETS
 Beginning of period ...............     40,955,033      49,126,629     13,102,246       5,759,217       28,156,564      53,661,698
                                       ------------    ------------   ------------    ------------    -------------   -------------
 End of period .....................   $ 68,490,166    $ 40,955,033   $ 11,871,816    $ 13,102,246    $  48,453,659   $  28,156,564
                                       ============    ============   ============    ============    =============   =============

 Beginning units ...................      3,205,324       3,845,051      1,047,097         517,386        3,448,238       5,782,535
                                       ------------    ------------   ------------    ------------    -------------   -------------
 Units issued ......................     19,145,930       7,255,238     11,646,062       3,161,195      123,207,607      26,741,959
 Units redeemed ....................    (17,846,909)     (7,894,965)   (11,718,524)     (2,631,484)    (120,346,572)    (29,076,256)
                                       ------------    ------------   ------------    ------------    -------------   -------------
 Ending units ......................      4,504,345       3,205,324        974,635       1,047,097        6,309,273       3,448,238
                                       ============    ============   ============    ============    =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                                    SUBACCOUNTS (CONTINUED)
  ---------------------------------------------------------------------------------------------------------------------------
   PROFUND VP BIOTECHNOLOGY      PROFUND VP BASIC MATERIALS         PROFUND VP ULTRABULL               PROFUND VP BULL
  ---------------------------    ---------------------------    ----------------------------    -----------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004     01/01/2005       01/01/2004      01/01/2005       01/01/2004
      TO              TO             TO              TO             TO               TO              TO               TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004     12/31/2005       12/31/2004      12/31/2005       12/31/2004
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------

 $   (296,370)   $   (286,067)  $   (347,879)   $   (266,298)  $   (819,910)   $    (983,593)   $  (2,113,771)  $  (2,911,055)
    1,389,747       3,021,493      1,072,799         662,971      8,630,060        9,677,204                0       3,301,957
    1,914,374      (2,696,166)    (2,839,888)        732,550     (4,271,569)       2,797,895       11,768,920       5,089,522
     (679,884)        (31,017)       233,610      (1,635,403)    (2,249,305)      (3,338,192)     (10,142,481)      6,165,442
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------


    2,327,867           8,243     (1,881,358)       (506,180)     1,289,276        8,153,314         (487,332)     11,645,866
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------


    1,180,954      50,963,433      3,763,570      85,541,674      3,334,777      256,901,519       13,417,778     551,979,647
   (2,903,162)    (48,837,012)    (3,104,977)    (84,266,075)    (8,545,540)    (276,212,110)     (23,247,138)   (502,288,806)

     (339,302)      8,351,688      9,737,004     (26,063,928)   (38,538,649)      35,495,792      (51,823,152)     86,290,893
      (14,018)        (14,533)       (14,071)        (13,796)       (37,999)         (44,027)         (88,931)       (114,637)
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------



   (2,075,528)     10,463,576     10,381,526     (24,802,125)   (43,787,411)      16,141,174      (61,741,443)    135,867,097
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------

      252,339      10,471,819      8,500,168     (25,308,305)   (42,498,135)      24,294,488      (62,228,775)    147,512,963


   24,750,681      14,278,862     25,613,720      50,922,025     83,929,237       59,634,749      284,796,698     137,283,735
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
 $ 25,003,020    $ 24,750,681   $ 34,113,888    $ 25,613,720   $ 41,431,102    $  83,929,237    $ 222,567,923   $ 284,796,698
 ============    ============   ============    ============   ============    =============    =============   =============

    2,930,404       1,929,427      2,088,406       4,605,719      8,987,935        7,766,455       26,231,728      13,720,881
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
   31,407,945       7,708,120     23,791,372       7,277,766     83,147,169       27,231,032      223,015,576      56,600,682
  (31,835,542)     (6,707,143)   (23,261,083)     (9,795,079)   (87,662,752)     (26,009,552)    (228,975,650)    (44,089,835)
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
    2,502,807       2,930,404      2,618,695       2,088,406      4,472,352        8,987,935       20,271,654      26,231,728
 ============    ============   ============    ============   ============    =============    =============   =============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                SUBACCOUNTS
                                         ------------------------------------------------------------------------------------------
                                             PROFUND VP CONSUMER            PROFUND VP CONSUMER
                                                  SERVICES                    GOODS PORTFOLIO              PROFUND VP OIL & GAS
                                         ---------------------------    ---------------------------    ----------------------------
                                         01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005      01/01/2004
                                             TO              TO             TO              TO              TO              TO
                                         12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005      12/31/2004
                                        ------------    ------------   ------------    ------------    ------------   -------------
OPERATIONS
 Net investment income (loss) .......   $    (87,227)   $    (76,906)  $   (127,559)   $   (212,133)   $ (2,365,793)  $  (1,177,551)
 Capital gains distributions
  received ..........................              0               0              0         384,349       4,519,817          39,097
 Realized gain (loss) on shares
  redeemed ..........................       (396,622)        390,945        230,820        (750,065)     34,308,658      16,468,589
 Net change in unrealized gain
  (loss) on investments .............       (135,384)        (19,094)      (170,103)         93,415      (5,763,703)        660,991
                                        ------------    ------------   ------------    ------------    ------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS ..       (619,233)        294,945        (66,842)       (484,434)     30,698,979      15,991,126
                                        ------------    ------------   ------------    ------------    ------------   -------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ........       (322,560)     41,504,569      1,612,624      47,308,470      20,178,905     106,326,306
 Surrenders, withdrawals and death
  benefits ..........................       (631,926)    (34,521,167)    (1,456,923)    (45,972,599)    (18,429,821)   (137,234,591)
 Net transfers between other
  subaccounts or fixed rate option ..     (6,779,972)        826,547     (3,141,995)      6,721,584      30,786,316      55,659,404
 Withdrawal and other charges .......         (3,937)         (3,518)        (5,855)         (7,880)        (87,128)        (46,313)
                                        ------------    ------------   ------------    ------------    ------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ................     (7,738,395)      7,806,431     (2,992,149)      8,049,575      32,448,272      24,704,806
                                        ------------    ------------   ------------    ------------    ------------   -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ............................     (8,357,628)      8,101,376     (3,058,991)      7,565,141      63,147,251      40,695,932

NET ASSETS
 Beginning of period ................     11,878,663       3,777,286      9,971,629       2,406,488      85,038,392      44,342,460
                                        ------------    ------------   ------------    ------------    ------------   -------------
 End of period ......................   $  3,521,035    $ 11,878,662   $  6,912,638    $  9,971,629    $148,185,643   $  85,038,392
                                        ============    ============   ============    ============    ============   =============

 Beginning units ....................      1,191,661         403,045        920,728         244,725       6,639,985       4,640,216
                                        ------------    ------------   ------------    ------------    ------------   -------------
 Units issued .......................     10,201,756       4,507,869     14,422,913       4,762,637      58,885,690       9,029,788
 Units redeemed .....................    (11,044,917)     (3,719,253)   (14,713,257)     (4,086,634)    (56,582,505)     (7,030,019)
                                        ------------    ------------   ------------    ------------    ------------   -------------
 Ending units .......................        348,500       1,191,661        630,384         920,728       8,943,170       6,639,985
                                        ============    ============   ============    ============    ============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                                   SUBACCOUNTS (CONTINUED)
  -------------------------------------------------------------------------------------------------------------------------

                                                                 PROFUND VP U.S. GOVERNMENT
     PROFUND VP EUROPE 30           PROFUND VP FINANCIALS                   PLUS                  PROFUND VP HEALTH CARE
  ---------------------------    ---------------------------    ----------------------------    ---------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004     01/01/2005       01/01/2004      01/01/2005     01/01/2004
      TO              TO             TO              TO             TO               TO              TO             TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004     12/31/2005       12/31/2004      12/31/2005     12/31/2004
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------

 $ (1,044,709)   $ (1,216,303)  $   (185,802)   $   (303,674)  $    477,305    $    (256,455)   $   (723,406)  $   (570,302)
    7,516,995         839,152              0               0              0                0               0              0
      964,845      11,576,226        573,565       2,654,654       (504,542)      (3,824,736)      3,438,617     (1,200,023)
   (5,522,457)     (3,768,451)        93,689        (269,156)     1,677,960        3,758,965      (1,153,673)       331,903
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------


    1,914,674       7,430,624        481,452       2,081,824      1,650,723         (322,226)      1,561,538     (1,438,422)
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------


    4,221,430      77,121,556      3,489,289      50,058,068      5,402,418      137,013,727       5,570,304     41,729,192
  (11,161,330)    (79,770,301)    (2,753,298)    (43,762,117)    (7,710,531)    (146,151,839)     (5,131,139)   (31,539,458)

  (16,111,420)    (10,994,446)     3,082,318         991,668     46,585,718       16,037,715      14,791,827      5,052,173
      (38,671)        (51,630)       (18,636)        (22,251)       (35,799)         (33,043)        (33,339)       (33,347)
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------



  (23,089,991)    (13,694,821)     3,799,673       7,265,368     44,241,806        6,866,560      15,197,653     15,208,560
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------

  (21,175,317)     (6,264,197)     4,281,125       9,347,192     45,892,529        6,544,334      16,759,191     13,770,138


  102,514,046     108,778,242     27,137,818      17,790,626     43,240,495       36,696,161      37,119,432     23,349,294
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------
 $ 81,338,729    $102,514,045   $ 31,418,943    $ 27,137,818   $ 89,133,024    $  43,240,495    $ 53,878,623   $ 37,119,432
 ============    ============   ============    ============   ============    =============    ============   ============

   10,430,672      12,852,129      2,336,904       1,706,565      3,732,023        3,342,258       4,052,916      2,641,542
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------
   41,642,892       7,110,283     11,994,589       4,439,072     74,060,918       11,057,457      33,232,382      4,446,446
  (44,592,747)     (9,531,740)   (11,763,346)     (3,808,733)   (70,607,878)     (10,667,693)    (31,774,460)    (3,035,072)
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------
    7,480,817      10,430,672      2,568,147       2,336,904      7,185,063        3,732,022       5,510,838      4,052,916
 ============    ============   ============    ============   ============    =============    ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                 PROFUND VP HIGH YIELD      PROFUND VP INDUSTRIALS          PROFUND VP INTERNET
                                                 ---------------------    --------------------------    ---------------------------
                                                      05/02/2005*         01/01/2005     01/01/2004      01/01/2005     01/01/2004
                                                          TO                  TO             TO              TO             TO
                                                      12/31/2005          12/31/2005     12/31/2004      12/31/2005     12/31/2004
                                                 ---------------------   -----------    ------------    ------------   ------------
OPERATIONS
 Net investment income (loss)................        $    577,382        $  (137,301)   $   (167,397)   $   (230,651)  $   (279,118)
 Capital gains distributions received........                   0             98,469         635,419               0        475,514
 Realized gain (loss) on shares redeemed.....            (124,018)          (151,523)        314,344         834,371       (907,108)
 Net change in unrealized gain (loss) on
  investments................................            (222,067)           (36,161)        (66,553)     (1,290,327)       858,177
                                                     ------------        -----------    ------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................             231,297           (226,516)        715,813        (686,607)       147,465
                                                     ------------        -----------    ------------    ------------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments.................             245,112            944,226      27,805,090        (147,677)   102,842,689
 Surrenders, withdrawals and death benefits..          (1,885,295)        (1,119,542)    (26,022,460)     (2,435,004)   (76,277,148)
 Net transfers between other subaccounts or
  fixed rate option..........................          36,414,867          1,049,893      (4,784,312)    (13,365,527)       428,055
 Withdrawal and other charges................              (4,669)            (4,902)         (7,032)         (9,280)       (14,717)
                                                     ------------        -----------    ------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER TRANSACTIONS.          34,770,015            869,675      (3,008,714)    (15,957,488)    26,978,879
                                                     ------------        -----------    ------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS......          35,001,312            643,159      (2,292,901)    (16,644,095)    27,126,344

NET ASSETS
 Beginning of period.........................                   0          9,458,657      11,751,557      41,983,334     14,856,990
                                                     ------------        -----------    ------------    ------------   ------------
 End of period...............................        $ 35,001,312        $10,101,816    $  9,458,656    $ 25,339,239   $ 41,983,334
                                                     ============        ===========    ============    ============   ============

 Beginning units.............................                   0            808,091       1,160,314       2,333,819        986,421
                                                     ------------        -----------    ------------    ------------   ------------
 Units issued................................          14,053,018          7,597,233       2,334,331      14,664,833      6,866,942
 Units redeemed..............................         (10,745,324)        (7,577,292)     (2,686,554)    (15,669,397)    (5,519,544)
                                                     ------------        -----------    ------------    ------------   ------------
 Ending units................................           3,307,694            828,032         808,091       1,329,255      2,333,819
                                                     ============        ===========    ============    ============   ============


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45


                                                    SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------------------------------------
       PROFUND VP JAPAN           PROFUND VP PRECIOUS METALS      PROFUND VP MID-CAP GROWTH        PROFUND VP MID-CAP VALUE
 ----------------------------    ----------------------------    ----------------------------    -----------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005       01/01/2004      01/01/2005       01/01/2004
      TO              TO             TO              TO              TO               TO              TO               TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005       12/31/2004      12/31/2005       12/31/2004
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------

$    (621,760)   $   (453,802)  $   (999,501)   $    (894,408)  $ (1,244,134)   $    (728,238)   $  (1,835,913)  $  (1,354,483)
            0       1,784,904              0        8,141,043      2,197,929        1,389,259        7,747,653       3,504,943
    5,928,597      (4,685,082)      (446,755)      (9,786,453)     3,361,916         (386,746)       5,552,023       5,435,966
   15,848,292          17,327     17,308,039      (11,084,895)    (1,136,424)       1,818,906       (4,565,195)      3,192,388
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------


   21,155,129      (3,336,653)    15,861,783      (13,624,713)     3,179,287        2,093,181        6,898,568      10,778,814
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------


    4,411,273      41,812,961      8,763,169      124,512,740      4,240,074      147,139,549        7,276,478     179,582,816
   (4,351,332)    (35,539,164)    (6,543,047)    (120,430,914)    (9,360,543)    (123,313,736)     (13,705,254)   (129,722,511)

   80,267,842        (448,940)    34,638,547       (6,163,888)    82,674,119        2,602,687      (26,698,433)     14,274,156
      (20,695)        (18,250)       (42,357)         (39,860)       (42,696)         (28,921)         (52,727)        (43,964)
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------



   80,307,088       5,806,607     36,816,312       (2,121,922)    77,510,954       26,399,579      (33,179,936)     64,090,497
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------

  101,462,217       2,469,954     52,678,095      (15,746,635)    80,690,241       28,492,760      (26,281,368)     74,869,311


   27,662,104      25,192,150     60,442,016       76,188,651     75,035,680       46,542,921      125,392,453      50,523,142
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------
$ 129,124,321    $ 27,662,104   $113,120,111    $  60,442,016   $155,725,921    $  75,035,681    $  99,111,085   $ 125,392,453
=============    ============   ============    =============   ============    =============    =============   =============

    2,765,674       2,740,092      5,015,023        5,642,672      6,820,564        4,689,426       10,343,952       4,741,994
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------
   31,564,018       3,775,994     45,192,735       10,909,016    104,115,853       15,323,511      117,864,173      15,129,191
  (25,314,118)     (3,750,412)   (42,744,025)     (11,536,665)   (98,084,856)     (13,192,373)    (120,701,417)     (9,527,232)
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------
    9,015,574       2,765,674      7,463,733        5,015,023     12,851,561        6,820,564        7,506,708      10,343,953
=============    ============   ============    =============   ============    =============    =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                               SUBACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                                                                            PROFUND VP RISING
                                       PROFUND VP PHARMACEUTICALS        PROFUND VP REAL ESTATE             RATES OPPORTUNITY
                                       ---------------------------    ----------------------------    -----------------------------
                                       01/01/2005      01/01/2004     01/01/2005       01/01/2004      01/01/2005       01/01/2004
                                           TO              TO             TO               TO              TO               TO
                                       12/31/2005      12/31/2004     12/31/2005       12/31/2004      12/31/2005       12/31/2004
                                      ------------    ------------   ------------    -------------    -------------   -------------
OPERATIONS
 Net investment income (loss) .....   $   (157,333)   $   (166,626)  $    254,179    $     429,605    $  (1,592,429)  $  (1,798,031)
 Capital gains distributions
  received ........................              0               0              0          550,017                0               0
 Realized gain (loss) on shares
  redeemed ........................     (1,122,276)     (1,947,106)     4,146,178        7,113,417      (10,980,246)    (18,329,479)
 Net change in unrealized gain
  (loss) on investments ...........        118,313         228,874     (3,088,873)       1,090,270          858,683      (1,444,712)
                                      ------------    ------------   ------------    -------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS      (1,161,296)     (1,884,858)     1,311,484        9,183,309      (11,713,992)    (21,572,222)
                                      ------------    ------------   ------------    -------------    -------------   -------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ......      1,931,824      37,049,510      5,435,592      280,813,809       11,800,512     180,164,050
 Surrenders, withdrawals and death
  benefits ........................     (1,462,155)    (32,924,328)    (9,413,765)    (266,281,775)     (10,298,221)   (175,305,955)
 Net transfers between other
  subaccounts or fixed rate option        (320,025)     (2,279,566)   (42,306,282)      20,565,021      (29,948,598)     87,835,932
 Withdrawal and other charges .....         (7,756)         (8,342)       (32,756)         (37,988)         (79,531)        (76,743)
                                      ------------    ------------   ------------    -------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ..............        141,888       1,837,274    (46,317,211)      35,059,067      (28,525,838)     92,617,284
                                      ------------    ------------   ------------    -------------    -------------   -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..........................     (1,019,408)        (47,584)   (45,005,727)      44,242,376      (40,239,830)     71,045,062

NET ASSETS
 Beginning of period ..............     11,802,195      11,849,779     79,438,026       35,195,649      112,262,614      41,217,552
                                      ------------    ------------   ------------    -------------    -------------   -------------
 End of period ....................   $ 10,782,787    $ 11,802,195   $ 34,432,299    $  79,438,025    $  72,022,784   $ 112,262,614
                                      ============    ============   ============    =============    =============   =============

 Beginning units ..................      1,435,160       1,316,013      4,720,082        2,564,420       16,152,393       5,315,681
                                      ------------    ------------   ------------    -------------    -------------   -------------
 Units issued .....................     21,966,013       4,134,560     52,002,886       18,409,340       96,643,014      24,905,359
 Units redeemed ...................    (22,023,495)     (4,015,413)   (54,774,456)     (16,253,678)    (101,486,710)    (14,068,647)
                                      ------------    ------------   ------------    -------------    -------------   -------------
 Ending units .....................      1,377,678       1,435,160      1,948,512        4,720,082       11,308,697      16,152,393
                                      ============    ============   ============    =============    =============   =============


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47


                                                   SUBACCOUNTS (CONTINUED)
  --------------------------------------------------------------------------------------------------------------------------

         PROFUND VP OTC             PROFUND VP SEMICONDUCTOR      PROFUND VP SMALL-CAP GROWTH      PROFUND VP SHORT MID-CAP
  -----------------------------    ---------------------------    ----------------------------    --------------------------
   01/01/2005      01/01/2004      01/01/2005      01/01/2004     01/01/2005       01/01/2004      01/01/2005    11/22/2004*
       TO              TO              TO              TO             TO               TO              TO             TO
   12/31/2005      12/31/2004      12/31/2005      12/31/2004     12/31/2005       12/31/2004      12/31/2005     12/31/2004
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------

 $  (1,379,561)   $  (1,782,358)  $   (157,142)   $   (155,402)  $ (2,152,508)   $  (1,676,156)   $    (46,657)  $      (560)
     7,811,980        4,125,262        785,426         282,922              0        7,368,302               0             0
    (4,629,562)        (259,753)       594,925      (2,994,085)     9,698,181        1,694,653        (567,605)      (27,539)
    (4,481,330)      (2,805,776)      (568,193)        450,633     (5,961,295)       7,215,231           1,990          (154)
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------


    (2,678,473)        (722,625)       655,016      (2,415,932)     1,584,378       14,602,030        (612,272)      (28,253)
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------


     7,352,107      350,881,858        562,186      52,161,125      5,976,270      392,610,601         205,673     6,262,337
   (15,180,033)    (304,757,784)    (1,751,519)    (48,543,036)   (17,395,709)    (319,687,479)       (741,926)   (5,718,914)

   (56,131,881)     (42,684,057)     3,371,504      (8,648,097)   (14,082,076)     (32,130,043)      4,714,483            29
       (67,221)         (88,523)        (5,311)         (7,648)       (74,352)         (55,017)           (890)          (14)
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------

   (64,027,028)       3,351,494      2,176,860      (5,037,656)   (25,575,867)      40,734,062       4,177,340       543,438
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------



   (66,705,501)       2,628,869      2,831,876      (7,453,588)   (23,991,489)      55,336,092       3,565,068       515,185


   156,072,573      153,443,704     10,852,914      18,306,502    208,744,200      153,408,108         515,185             0
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------
 $  89,367,072    $ 156,072,573   $ 13,684,790    $ 10,852,914   $184,752,711    $ 208,744,200    $  4,080,253   $   515,185
 =============    =============   ============    ============   ============    =============    ============   ===========

    20,721,420       25,158,040      1,507,011       1,915,121     16,740,590       14,600,310          53,108             0
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------
   124,185,705       49,451,071     28,313,768      10,508,049     95,896,401       33,784,874      15,236,965       642,768
  (133,440,900)     (53,887,691)   (28,042,939)    (10,916,159)   (98,840,023)     (31,644,594)    (14,818,203)     (589,660)
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------
    11,466,225       20,721,420      1,777,840       1,507,011     13,796,968       16,740,590         471,870        53,108
 =============    =============   ============    ============   ============    =============    ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                               SUBACCOUNTS
                                      ---------------------------------------------------------------------------------------------

                                          PROFUND VP SHORT OTC         PROFUND VP SHORT SMALL-CAP      PROFUND VP SMALL-CAP VALUE
                                      -----------------------------    ---------------------------    -----------------------------
                                       01/01/2005      01/01/2004      01/01/2005      11/22/2004*     01/01/2005       01/01/2004
                                           TO              TO              TO              TO              TO               TO
                                       12/31/2005      12/31/2004      12/31/2005      12/31/2004      12/31/2005       12/31/2004
                                     -------------    -------------   ------------    ------------    -------------   -------------
OPERATIONS
 Net investment income (loss) ....   $    (627,824)   $    (781,680)  $   (310,376)   $     (4,492)   $  (1,250,744)  $  (1,501,971)
 Capital gains distributions
  received .......................               0                0              0               0        4,378,979       3,807,926
 Realized gain (loss) on shares
  redeemed .......................      (2,642,526)     (17,662,809)      (330,716)       (278,391)      (2,347,922)      1,556,262
 Net change in unrealized gain
  (loss) on investments ..........         983,628          789,515         51,724         (18,842)      (2,947,373)      2,703,622
                                     -------------    -------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .....................      (2,286,722)     (17,654,974)      (589,368)       (301,725)      (2,167,060)      6,565,839
                                     -------------    -------------   ------------    ------------    -------------   -------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .....       3,813,146      104,789,711        741,542      27,955,308        5,532,319     272,903,424
 Surrenders, withdrawals and
  death benefits .................      (5,474,728)    (151,441,661)    (3,374,183)    (25,109,258)      (9,324,505)   (211,281,779)
 Net transfers between other
  subaccounts or fixed rate
  option .........................      20,144,386       49,196,809      7,324,811          14,956     (108,388,922)    (39,676,841)
 Withdrawal and other charges ....         (24,994)         (40,595)        (7,790)            (56)         (42,348)        (50,173)
                                     -------------    -------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .............      18,457,810        2,504,264      4,684,380       2,860,950     (112,223,456)     21,894,631
                                     -------------    -------------   ------------    ------------    -------------   -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS .........................      16,171,088      (15,150,710)     4,095,012       2,559,225     (114,390,516)     28,460,470

NET ASSETS
 Beginning of period .............      15,078,146       30,228,856      2,559,225               0      175,602,427     147,141,957
                                     -------------    -------------   ------------    ------------    -------------   -------------
 End of period ...................   $  31,249,234    $  15,078,146   $  6,654,237    $  2,559,225    $  61,211,911   $ 175,602,427
                                     =============    =============   ============    ============    =============   =============

 Beginning units .................       2,547,075        4,453,229        268,195               0       14,280,660      14,977,525
                                     -------------    -------------   ------------    ------------    -------------   -------------
 Units issued ....................     145,585,073       18,299,011     54,071,664       2,569,137       64,931,623      22,846,530
 Units redeemed ..................    (142,830,729)     (20,205,165)   (53,613,429)     (2,300,942)     (74,472,738)    (23,543,395)
                                     -------------    -------------   ------------    ------------    -------------   -------------
 Ending units ....................       5,301,419        2,547,075        726,430         268,195        4,739,545      14,280,660
                                     =============    =============   ============    ============    =============   =============


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49


                                                    SUBACCOUNTS (CONTINUED)
  ---------------------------------------------------------------------------------------------------------------------------
                                         PROFUND VP
     PROFUND VP TECHNOLOGY           TELECOMMUNICATIONS           PROFUND VP ULTRAMID-CAP            PROFUND VP ULTRAOTC
  ---------------------------    ---------------------------    ----------------------------    -----------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004     01/01/2005       01/01/2004      01/01/2005       01/01/2004
      TO              TO             TO              TO             TO               TO              TO               TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004     12/31/2005       12/31/2004      12/31/2005       12/31/2004
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------

 $   (118,738)   $   (268,813)  $     60,003    $    (64,080)  $ (1,110,361)   $    (726,144)   $  (1,283,162)  $  (1,407,706)
      822,315         281,208        325,285         587,413      6,866,213        3,485,288        6,852,466      12,863,543
     (130,431)        367,554     (1,785,955)      1,225,650      9,409,770        3,782,255       (7,559,048)     (2,694,317)
     (783,217)       (303,835)      (336,755)       (424,206)    (5,749,914)       3,074,174      (13,442,317)     (1,368,229)
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------


     (210,071)         76,114     (1,737,422)      1,324,777      9,415,708        9,615,573      (15,432,061)      7,393,291
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------


      583,804      49,815,686        794,354      45,674,038      7,524,308      211,471,637        5,966,744     219,502,132
   (2,238,446)    (46,655,172)      (960,905)    (47,960,972)   (11,146,887)    (175,910,781)      (8,909,398)   (174,124,978)

   (2,429,814)     (4,470,662)    (7,176,633)     11,372,363     (6,513,928)       4,919,822      (32,091,220)    (16,117,964)
       (6,882)        (11,980)        (7,535)        (12,100)       (38,214)         (26,774)         (82,854)        (92,894)
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------



   (4,091,338)     (1,322,128)    (7,350,719)      9,073,329    (10,174,721)      40,453,904      (35,116,728)     29,166,296
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------

   (4,301,409)     (1,246,014)    (9,088,141)     10,398,106       (759,013)      50,069,477      (50,548,789)     36,559,587


   19,542,081      20,788,095     17,888,285       7,490,179     88,421,543       38,352,066      146,749,771     110,190,184
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
 $ 15,240,672    $ 19,542,081   $  8,800,144    $ 17,888,285   $ 87,662,530    $  88,421,543    $  96,200,982   $ 146,749,771
 ============    ============   ============    ============   ============    =============    =============   =============

    3,441,646       3,794,916      2,863,053       1,363,145      6,891,212        3,833,081       80,485,280      77,397,873
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
   19,187,625       9,514,918     19,445,020       7,484,584     67,888,729       18,871,697      297,842,371     105,129,315
  (19,931,893)     (9,868,188)   (21,019,301)     (5,984,676)   (69,297,634)     (15,813,566)    (323,085,872)   (102,041,908)
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
    2,697,378       3,441,646      1,288,772       2,863,053      5,482,307        6,891,212       55,241,779      80,485,280
 ============    ============   ============    ============   ============    =============    =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A50

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                            SUBACCOUNTS
                                     -------------------------------------------------------------------------------------------
                                      PROFUND VP ULTRASMALL-CAP          PROFUND VP UTILITIES       PROFUND VP LARGE-CAP GROWTH
                                    -----------------------------    ---------------------------     ---------------------------
                                     01/01/2005       01/01/2004      01/01/2005     01/01/2004      01/01/2005     11/22/2004*
                                         TO               TO              TO             TO              TO              TO
                                     12/31/2005       12/31/2004      12/31/2005     12/31/2004      12/31/2005      12/31/2004
                                    -------------   -------------    ------------   ------------    ------------    ------------
OPERATIONS
 Net investment income (loss)...    $    (755,663)  $  (1,047,697)   $   (809,754)  $   (146,714)   $   (465,646)   $     (2,174)
 Capital gains distributions
  received......................       18,244,402      18,031,685       1,014,460        808,644          37,408               0
 Realized gain (loss) on shares
  redeemed......................      (23,102,302)     (4,337,964)     11,077,495      5,764,341        (965,389)         40,032
 Net change in unrealized gain
  (loss) on investments.........       (8,682,048)      5,308,980      (4,493,364)     1,586,102       1,959,326           3,336
                                    -------------   -------------    ------------   ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS....................      (14,295,611)     17,955,004       6,788,837      8,012,373         565,699          41,194
                                    -------------   -------------    ------------   ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments....        2,795,219     373,302,552      10,963,878     83,382,335       1,427,046      15,549,730
 Surrenders, withdrawals and
  death benefits................       (7,227,810)   (277,920,616)    (13,127,754)   (87,376,767)     (3,949,473)    (12,101,756)
 Net transfers between other
  subaccounts or fixed rate
  option........................     (114,851,994)    (23,307,506)     19,316,864     25,318,531      81,528,974           9,175
 Withdrawal and other charges...          (29,959)        (40,297)        (54,514)       (20,960)        (12,611)            (25)
                                    -------------   -------------    ------------   ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS............     (119,314,544)     72,034,133      17,098,474     21,303,139      78,993,936       3,457,124
                                    -------------   -------------    ------------   ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS........................     (133,610,155)     89,989,137      23,887,311     29,315,512      79,559,635       3,498,317

NET ASSETS
 Beginning of period............      173,324,393      83,335,256      51,953,128     22,637,616       3,498,317               0
                                    -------------   -------------    ------------   ------------    ------------    ------------
 End of period..................    $  39,714,238   $ 173,324,393    $ 75,840,439   $ 51,953,128    $ 83,057,952    $  3,498,317
                                    =============   =============    ============   ============    ============    ============

 Beginning units................       12,860,531       8,428,281       5,238,227      2,837,987         337,056               0
                                    -------------   -------------    ------------   ------------    ------------    ------------
 Units issued...................       60,522,358      31,044,516      51,187,865      9,638,489      33,596,884       1,392,312
 Units redeemed.................      (70,276,346)    (26,612,266)    (50,043,445)    (7,238,249)    (25,881,647)     (1,055,257)
                                    -------------   -------------    ------------   ------------    ------------    ------------
 Ending units...................        3,106,543      12,860,531       6,382,647      5,238,227       8,052,293         337,056
                                    =============   =============    ============   ============    ============    ============


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51


                                               SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------------------------
  PROFUND VP LARGE-CAP VALUE            RYDEX NOVA                     RYDEX OTC                   RYDEX URSA
  ---------------------------    -------------------------    ---------------------------    -----------------------
  01/01/2005     11/22/2004*     01/01/2005    01/01/2004     01/01/2005      01/01/2004     01/01/2005   01/01/2004
      TO              TO             TO            TO             TO              TO             TO           TO
  12/31/2005      12/31/2004     12/31/2005    12/31/2004     12/31/2005      12/31/2004     12/31/2005   12/31/2004
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------

 $   (577,488)   $     (4,419)  $   (89,557)   $  (137,716)  $   (469,917)   $   (609,061)   $  (18,602)  $  (25,465)
      250,803               0             0              0              0               0             0            0
       74,039          75,070    (1,322,171)    (2,102,222)   (10,481,921)    (10,418,039)      (95,269)    (104,480)
    1,387,939          11,961     1,570,348      3,462,275     10,257,626      13,930,012        89,201      (77,404)
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------


    1,135,293          82,612       158,620      1,222,337       (694,212)      2,902,912       (24,670)    (207,349)
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------


    2,450,671      51,280,905        29,578        324,821        234,090         450,929        17,801       11,167
   (4,393,787)    (46,819,843)   (1,063,774)    (1,611,122)    (4,847,675)     (6,177,548)     (109,939)    (272,966)

   74,495,738          17,801    (1,378,730)    (1,370,064)    (6,277,144)     (5,549,041)     (135,893)    (122,117)
      (17,309)           (383)       (9,100)       (11,644)       (56,833)        (70,379)       (1,206)      (1,945)
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------



   72,535,313       4,478,480    (2,422,026)    (2,668,009)   (10,947,562)    (11,346,039)     (229,237)    (385,861)
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------

   73,670,606       4,561,092    (2,263,406)    (1,445,672)   (11,641,774)     (8,443,127)     (253,907)    (593,210)


    4,561,092               0    10,006,127     11,451,799     41,863,950      50,307,077     1,435,194    2,028,404
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------
 $ 78,231,698    $  4,561,092   $ 7,742,721    $10,006,127   $ 30,222,176    $ 41,863,950    $1,181,287   $1,435,194
 ============    ============   ===========    ===========   ============    ============    ==========   ==========

      439,880               0     1,583,935      2,051,127      6,735,615       8,736,764       148,964      186,419
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------
   35,250,852       3,063,866        36,209         33,616        160,258          64,533         4,487        1,119
  (28,253,961)     (2,623,986)     (425,926)      (500,808)    (2,022,285)     (2,065,682)      (28,143)     (38,575)
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------
    7,436,771         439,880     1,194,218      1,583,935      4,873,588       6,735,615       125,308      148,964
 ============    ============   ===========    ===========   ============    ============    ==========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                SUBACCOUNTS
                                        -------------------------------------------------------------------------------------------

                                                                       AIM V.I. FINANCIAL SERVICES
                                          AIM V.I. DYNAMICS FUND                  FUND                  AIM V.I. HEALTH CARE FUND
                                        ---------------------------    ---------------------------    -----------------------------
                                        01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005       01/01/2004
                                            TO              TO             TO              TO              TO               TO
                                        12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005       12/31/2004
                                       ------------    ------------   ------------    ------------    -------------   -------------
OPERATIONS
 Net investment income (loss) ......   $   (957,307)   $ (1,135,155)  $     12,883    $   (712,373)   $  (1,661,112)  $  (1,880,537)
 Capital gains distributions
  received .........................              0               0              0               0                0               0
 Realized gain (loss) on shares
  redeemed .........................      5,593,903       3,795,704      6,144,152       7,409,463        5,987,160       3,117,453
 Net change in unrealized gain
  (loss) on investments ............        220,686       4,101,854     (3,989,376)       (930,034)       2,357,983       5,071,601
                                       ------------    ------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .      4,857,282       6,762,403      2,167,659       5,767,056        6,684,031       6,308,517
                                       ------------    ------------   ------------    ------------    -------------   -------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .......      2,957,770      15,141,811      4,051,234      10,961,064        7,384,114      17,005,849
 Surrenders, withdrawals and death
  benefits .........................     (7,043,396)    (16,560,712)   (10,380,372)    (18,129,947)     (14,672,907)    (24,296,397)
 Net transfers between other
  subaccounts or fixed rate option .    (10,657,759)    (19,659,884)      (956,840)     (9,862,478)      (5,119,508)     (6,066,437)
 Withdrawal and other charges ......        (65,217)        (74,218)       (64,867)        (83,024)        (103,067)       (123,795)
                                       ------------    ------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...............    (14,808,602)    (21,153,003)    (7,350,845)    (17,114,385)     (12,511,368)    (13,480,780)
                                       ------------    ------------   ------------    ------------    -------------   -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................     (9,951,320)    (14,390,600)    (5,183,186)    (11,347,329)      (5,827,337)     (7,172,263)

NET ASSETS
 Beginning of period ...............     70,631,569      85,022,169     86,730,223      98,077,552      122,422,353     129,594,616
                                       ------------    ------------   ------------    ------------    -------------   -------------
 End of period .....................   $ 60,680,249    $ 70,631,569   $ 81,547,037    $ 86,730,223    $ 116,595,016   $ 122,422,353
                                       ============    ============   ============    ============    =============   =============

 Beginning units ...................      7,132,841       9,813,234      6,187,569       7,446,589        9,914,444      11,072,391
                                       ------------    ------------   ------------    ------------    -------------   -------------
 Units issued ......................      2,653,164       1,394,770      2,473,888         896,124        3,720,290       1,902,271
 Units redeemed ....................     (4,186,330)     (4,075,163)    (2,959,919)     (2,155,144)      (4,725,805)     (3,060,218)
                                       ------------    ------------   ------------    ------------    -------------   -------------
 Ending Units ......................      5,599,675       7,132,841      5,701,538       6,187,569        8,908,929       9,914,444
                                       ============    ============   ============    ============    =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53


                                                SUBACCOUNTS (CONTINUED)
  --------------------------------------------------------------------------------------------------------------------
                                    WFVT ADVANTAGE ASSET          WFVT ADVANTAGE EQUITY      WFVT ADVANTAGE C&B LARGE
  AIM V.I. - TECHNOLOGY FUND             ALLOCATION                      INCOME                      CAP VALUE
  ---------------------------    ---------------------------    -------------------------    -------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004     01/01/2005    01/01/2004     01/01/2005     01/01/2004
      TO              TO             TO              TO             TO            TO             TO             TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004     12/31/2005    12/31/2004     12/31/2005     12/31/2004
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------

 $ (1,075,230)   $ (1,297,404)  $    799,152    $    847,509   $   (36,610)   $    26,342    $  (121,382)  $    38,732
            0               0      2,837,057       4,535,919             0              0              0             0
    3,631,149       8,579,759     (2,230,900)     (1,273,446)    1,761,180      1,740,070        223,976      (747,628)
   (3,239,638)     (3,717,014)     2,790,365       6,487,238      (621,481)       810,492        190,367     2,640,626
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------


     (683,719)      3,565,341      4,195,674      10,597,220     1,103,089      2,576,904        292,961     1,931,730
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------


      989,497       4,630,496        117,682       3,502,211     2,570,521      9,019,978         84,880       930,005
   (9,370,373)    (16,196,995)   (22,380,323)    (22,298,301)   (4,033,262)    (8,135,452)    (2,875,633)   (3,348,113)

  (12,929,797)      9,632,776     (5,076,492)       (964,889)      (43,838)     5,357,257       (888,017)      (13,552)
      (91,055)       (104,486)       (58,231)        (58,410)      (24,633)       (20,411)        (9,774)      (11,044)
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------



  (21,401,728)     (2,038,209)   (27,397,364)    (19,819,389)   (1,531,212)     6,221,372     (3,688,544)   (2,442,704)
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------

  (22,085,447)      1,527,132    (23,201,690)     (9,222,169)     (428,123)     8,798,276     (3,395,583)     (510,974)


   94,451,413      92,924,281    142,216,127     151,438,296    31,951,408     23,153,132     21,280,543    21,791,517
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------
 $ 72,365,966    $ 94,451,413   $119,014,437    $142,216,127   $31,523,285    $31,951,408    $17,884,960   $21,280,543
 ============    ============   ============    ============   ===========    ===========    ===========   ===========

   18,009,965      18,239,131      6,330,630       7,245,117     2,903,073      2,327,701      2,342,679     2,644,097
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------
    1,833,492         843,898        197,309         207,891     1,594,800        810,628        164,458       111,534
   (6,178,776)     (1,073,064)    (1,404,777)     (1,122,378)   (1,790,744)      (235,256)      (573,256)     (412,952)
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------
   13,664,681      18,009,965      5,123,162       6,330,630     2,707,129      2,903,073      1,933,881     2,342,679
 ============    ============   ============    ============   ===========    ===========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                     SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------
                                                    WFVT ADVANTAGE LARGE           WFVT ADVANTAGE           WFVT ADVANTAGE LARGE
                                                        COMPANY CORE             INTERNATIONAL CORE            COMPANY GROWTH
                                                  -------------------------    -----------------------    -------------------------
                                                  01/01/2005    01/01/2004    01/01/2005    01/01/2004    01/01/2005     01/01/2004
                                                      TO            TO            TO            TO            TO             TO
                                                  12/31/2005    12/31/2004    12/31/2005    12/31/2004    12/31/2005     12/31/2004
                                                 -----------    -----------   ----------    ----------    -----------   -----------
OPERATIONS
 Net investment income (loss) ................   $  (252,519)   $  (510,677)  $   11,056    $  (31,870)   $  (169,721)  $  (216,982)
 Capital gains distributions received ........             0              0       71,964             0              0             0
 Realized gain (loss) on shares redeemed .....    (4,916,672)    (3,764,808)      75,345       (27,986)    (1,417,519)   (1,297,390)
 Net change in unrealized gain (loss) on
  investments ................................     3,831,210      6,459,005       47,770       265,552      2,046,487     1,744,184
                                                 -----------    -----------   ----------    ----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................    (1,337,981)     2,183,520      206,135       205,696        459,247       229,812
                                                 -----------    -----------   ----------    ----------    -----------   -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .................        48,951        102,235        5,063       385,501         37,217     1,827,643
 Surrenders, withdrawals and death benefits ..    (6,706,898)    (6,658,746)    (494,805)     (421,867)    (1,860,226)   (2,644,022)
 Net transfers between other subaccounts or
  fixed rate option ..........................    (1,264,018)    (1,881,358)     133,569       226,025       (750,972)      189,399
 Withdrawal and other charges ................       (10,694)       (11,957)      (1,963)       (1,999)        (9,109)       (9,689)
                                                 -----------    -----------   ----------    ----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER TRANSACTIONS .    (7,932,659)    (8,449,826)    (358,136)      187,660     (2,583,090)     (636,669)
                                                 -----------    -----------   ----------    ----------    -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ......    (9,270,640)    (6,266,306)    (152,001)      393,356     (2,123,843)     (406,857)

NET ASSETS
 Beginning of period .........................    33,512,352     39,778,658    2,802,390     2,409,034     15,147,069    15,553,927
                                                 -----------    -----------   ----------    ----------    -----------   -----------
 End of period ...............................   $24,241,712    $33,512,352   $2,650,389    $2,802,390    $13,023,226   $15,147,070
                                                 ===========    ===========   ==========    ==========    ===========   ===========

 Beginning units .............................     1,872,553      2,373,768      326,851       309,343      1,766,952     1,878,768
                                                 -----------    -----------   ----------    ----------    -----------   -----------
 Units issued ................................        24,648          9,132       68,321        44,442        144,329       196,778
 Units redeemed ..............................      (490,904)      (510,347)    (106,526)      (26,934)      (455,587)     (308,594)
                                                 -----------    -----------   ----------    ----------    -----------   -----------
 Ending Units ................................     1,406,297      1,872,553      288,646       326,851      1,455,694     1,766,952
                                                 ===========    ===========   ==========    ==========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55


                                SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------

                                 WFVT ADVANTAGE SMALL CAP      WFVT ADVANTAGE TOTAL
  WFVT ADVANTAGE MONEY MARKET             GROWTH                    RETURN BOND
  ---------------------------    ------------------------    -------------------------
  01/01/2005      01/01/2004    01/01/2005     01/01/2004    01/01/2005     01/01/2004
      TO              TO            TO             TO            TO             TO
  12/31/2005      12/31/2004    12/31/2005     12/31/2004    12/31/2005     12/31/2004
 ------------    ------------   ----------    -----------    -----------   -----------

 $    328,190    $   (294,314)  $  (75,548)   $   (83,672)   $   431,560   $   482,715
            0               0            0              0         81,999     1,477,381
            0               0     (877,683)    (1,905,464)        63,248       283,568
            0               0    1,143,935      2,654,276       (491,619)   (1,547,947)
 ------------    ------------   ----------    -----------    -----------   -----------


      328,190        (294,314)     190,704        665,140         85,188       695,717
 ------------    ------------   ----------    -----------    -----------   -----------


       57,446      16,359,519        6,675        386,622         36,960       259,731
  (29,714,645)    (42,664,912)    (646,569)      (842,591)    (3,229,909)   (4,156,082)

   21,685,204      14,522,832     (281,125)      (309,046)      (427,391)   (1,754,603)
      (14,379)        (16,001)      (3,751)        (4,379)        (6,964)       (6,444)
 ------------    ------------   ----------    -----------    -----------   -----------



   (7,986,374)    (11,798,562)    (924,770)      (769,394)    (3,627,304)   (5,657,398)
 ------------    ------------   ----------    -----------    -----------   -----------

   (7,658,184)    (12,092,876)    (734,066)      (104,254)    (3,542,116)   (4,961,681)


   34,621,069      46,713,945    5,945,665      6,049,919     21,323,260    26,284,941
 ------------    ------------   ----------    -----------    -----------   -----------
 $ 26,962,885    $ 34,621,069   $5,211,599    $ 5,945,665    $17,781,144   $21,323,260
 ============    ============   ==========    ===========    ===========   ===========

    2,745,812       3,678,382      635,944        735,016      1,599,730     2,027,228
 ------------    ------------   ----------    -----------    -----------   -----------
    2,453,740       1,324,371       30,043         32,712         42,234        18,679
   (3,084,440)     (2,256,941)    (136,143)      (131,784)      (313,278)     (446,177)
 ------------    ------------   ----------    -----------    -----------   -----------
    2,115,112       2,745,812      529,844        635,944      1,328,686     1,599,730
 ============    ============   ==========    ===========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A56

                        NOTES TO FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("Variable Account B")

NOTE 1:   GENERAL

          American Skandia Life Assurance Corporation Variable Account B, also referred to as the "Separate Account", is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. American Skandia Life Assurance Corporation ("American Skandia" or the "Company"), which became a majority owned subsidiary of Prudential Financial, Inc. on May 1, 2003, commenced operations of the Separate Account, pursuant to Connecticut law on November 25, 1987. Under ss.38a-433 of the Connecticut General Statutes, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by American Skandia. However, the Separate Account's obligations, including insurance benefits related to the annuities, are the obligations of American Skandia.

          The Separate Account is used as a funding vehicle for several flexible premium deferred variable annuity contracts, as well as two immediate variable annuities issued by American Skandia. The following is a list of each variable annuity product funded through the Separate Account.

LifeVest Personal Security Annuity ("PSA")               Wells Fargo Stagecoach Extra Credit ("Stagecoach Extra Credit")
Alliance Capital Navigator ("ACN")                       Evergreen Skandia Harvester XTra Credit ("Harvester XTra Credit")
American Skandia Advisor Plan ("ASAP")                   American Skandia XTra Credit Premier ("XTra Credit Premier")
American Skandia Advisor Plan II ("ASAP II")             American Skandia XTra Credit FOUR ("XTtra Credit FOUR")
Evergreen Skandia Harvester Variable Annuity             American Skandia XTra Credit FOUR Premier ("XTra Credit FOUR Premier")
   ("Harvester Variable Annuity")                        American Skandia XTra Credit SIX ("XTra Credit SIX")
American Skandia Advisor Plan II Premier                 American Skandia Protector ("AS Protector")
   ("ASAP II Premier")                                   Wells Fargo Stagecoach Variable Annuity ("Stagecoach")
American Skandia Advisor Plan III ("ASAP III")           Wells Fargo Stagecoach Variable Annuity Plus ("Stagecoach VA+")
American Skandia Apex ("Apex")                           American Skandia Advisors Choice ("Choice")
Wells Fargo Stagecoach Apex                              American Skandia Advisors Choice 2000 ("Choice 2000")
American Skandia Apex II ("Apex II")                     American Skandia Impact ("AS Impact")
American Skandia LifeVest ("ASL")                        Defined Investments Annuity
Wells Fargo Stagecoach Variable Annuity Flex             Galaxy Variable Annuity III ("Galaxy III")
   ("Stagecoach Flex")                                   American Skandia Advisors Income Annuity ("ASAIA")
American Skandia LifeVest Premier ("ASL Premier")        American Skandia Variable Immediate Annuity ("ASVIA")
American Skandia LifeVest II ("ASL II")                  Stagecoach ASAP III
American Skandia LifeVest II Premier ("ASL II Premier")
American Skandia XTra Credit ("XTra Credit")
Stagecoach Apex II
Stagecoach XTra Credit SIX

The Annuities named above may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for "non-qualified" investments. When an Annuity is purchased as a "qualified" investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.

The Separate Account consists of one hundred and twenty-three subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., American Skandia Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Certain subaccounts are available with only certain variable annuities offered through the Separate Account.

                                      A57

          The name of each Portfolio and the corresponding subaccount name are as follows:

AMERICAN SKANDIA TRUST                        WELLS FARGO VARIABLE TRUST                    PROFUNDS VP
AST AllianceBernstein Growth & Income         Advantage Asset Allocation                    Asia 30
AST T. Rowe Price Large-Cap Growth            Advantage Equity Income                       Banks
AST American Century Income & Growth          Advantage C&B Large Cap Value                 Bear
AST American Century Strategic Balanced       Advantage Large Company Core                  Biotechnology
AST Money Market                              Advantage International Core                  Basic Materials
AST Cohen & Steers Real Estate                Advantage Large Company Growth                UltraBull
AST Global Allocation                         Advantage Money Market                        Bull
AST DeAm Large-Cap Value Portfolio            Advantage Small Cap Growth                    Consumer Services
AST DeAm Small-Cap Growth Portfolio           Advantage Total Return Bond                   ConsumerGoodsPortfolio
AST DeAm Small-Cap Value Portfolio                                                          Oil & Gas
AST Goldman Sachs High Yield                  EVERGREEN VARIABLE ANNUITY TRUST              Europe 30
AST Federated Aggressive Growth               Balanced                                      Financials
AST Mid-Cap Value                             Growth                                        U.S. Government Plus
AST Small-Cap Value                           International Equity                          Health Care
AST Goldman Sachs Concentrated Growth         Fundamental Large Cap                         High Yield
AST Goldman Sachs Mid-Cap Growth              Omega                                         Industrials
AST Goldman Sachs Small Cap Value             Special Values                                Internet
AST Large-Cap Value                           Strategic Income                              Japan
AST Lord Abbett Bond Debenture                                                              Precious Metals
AST Marsico Capital Growth                    FIRST DEFINED PORTFOLIO FUND LLC              Mid-Cap Growth
AST MFS Growth                                First Trust* Managed VIP                      Mid-Cap Value
AST Neuberger & Berman Mid-Cap Growth         First Trust* The Dow Target 10                Pharmaceuticals
AST Neuberger & Berman Mid-Cap Value          First Trust* Global DividendTarget 15         Real Estate
AST Small Cap Growth                          First Trust* S&P Target 24                    Rising Rates Opportunity
AST PIMCO Limited Maturity Bond               First Trust* NASDAQ Target 15                 OTC
AST PIMCO Total Return Bond                   First Trust* Value Line* Target 25            Semiconductor
AST AllianceBernstein Core Value              First Trust* 10 Uncommon Values               Small-Cap Growth
AST AllianceBernstein Managed Index 500       First Trust* Energy Sector                    Short Mid-Cap
AST T. Rowe Price Natural Resources           First Trust* Financial Services               Short OTC
AST T. Rowe Price Asset Allocation            First Trust* PharmHealth Sector               Short Small-Cap
AST LSV International Value                   First Trust* Technology                       Small-Cap Value
AST MFS Global Equity                         First Trust* Dow Target Dividend              Technology
AST JP Morgan International Equity                                                          Telecommunications
AST T. Rowe Price Global Bond                 AIM VARIABLE INVESTMENT FUNDS, INC            Ultra Mid-Cap
AST William Blair International Growth        Dynamics                                      Ultra OTC
AST Aggressive Asset Allocation               Financial Services                            Ultra Small-Cap
AST Capital Growth Asset Allocation           Global Health Care                            Utilities
AST Balanced Asset Allocation                 Technology                                    Large-Cap Growth
AST Conservative Asset Allocation                                                           Large-Cap Value
AST Preservation Asset Allocation             LIBERTY VARIABLE INVESTMENT TRUST
                                              Columbia High Yield VS                        RYDEX VARIABLE TRUST
GARTMORE FUNDS                                Columbia Large Cap Growth Stock, VS           Nova
GVIT Developing Markets                       Liberty Asset Allocation VS                   Ursa
                                              Liberty Federal Securities VS                 OTC
PRUDENTIAL SERIES FUNDS                       Liberty Money Market VS
SP William Blair International Growth         Liberty Small Company Growth VS               DAVIS FUNDS
                                                                                            Value Fund

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments -- The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

                                      A58

          Security Transactions -- Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received -- Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

NOTE 3:   TAXES

          American Skandia Life Assurance Corporation is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 4:   DISTRIBUTIONS RECEIVED

          Dividends accrued and/or accrued and paid by the Portfolios to the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the applicable Portfolios and are recorded on the ex distribution date. Such additional full and fractional shares of the Portfolios are reflected in the daily calculation of the accumulation unit value for each Sub-account of the Separate Account.

NOTE 5:   PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2005 were as follows:

                                                                             PURCHASES          SALES
                                                                         --------------  -----------------
AST AllianceBernstein Growth & Income. . . . . . . . . . . . . . . . .   $  941,585,289  $   (456,521,827)
AST T. Rowe Price Large-Cap Growth Portfolio . . . . . . . . . . . . .   $   89,116,574  $    (75,880,595)
AST American Century Income & Growth Portfolio . . . . . . . . . . . .   $   39,661,603  $   (119,418,584)
AST American Century Strategic Balanced Portfolio . . . . . . . . . . .  $   32,906,512  $    (68,686,396)
AST Money Market Portfolio . . . . . . . . . . . . . . . . . . . . . .   $6,262,704,000  $ (6,043,072,802)
AST Cohen & Steers Real Estate Portfolio. . . . . . . . . . . . . . . .  $   96,242,422  $   (164,176,362)
AST Global Allocation . . . . . . . . . . . . . . . . . . . . . . . . .  $   20,865,523  $    (63,788,909)
AST DeAm Large-Cap Value Portfolio . . . . . . . . . . . . . . . . . .   $   67,553,449  $    (47,914,083)
AST DeAm Small-Cap Growth Portfolio . . . . . . . . . . . . . . . . . .  $   20,326,678  $    (96,931,365)
AST DeAm Small-Cap Value Portfolio. . . . . . . . . . . . . . . . . . .  $   64,141,336  $    (63,890,944)
AST Goldman Sachs High Yield Portfolio . . . . . . . . . . . . . . . .   $  459,511,160  $   (688,379,103)
AST Federated Aggressive Growth Portfolio . . . . . . . . . . . . . . .  $  242,593,944  $   (102,853,712)
AST Mid-Cap Value Portfolio . . . . . . . . . . . . . . . . . . . . . .  $   30,974,327  $    (74,543,044)
AST Small-Cap Value Portfolio . . . . . . . . . . . . . . . . . . . . .  $  294,909,645  $   (228,032,753)
AST Goldman Sachs Concentrated Growth Portfolio . . . . . . . . . . . .  $   19,477,799  $   (249,530,503)
AST Goldman Sachs Mid-Cap Growth Portfolio . . . . . . . . . . . . . .   $  164,129,593  $    (66,995,680)
AST Goldman Sachs Small Cap Value Portfolio . . . . . . . . . . . . . .  $    6,456,531  $    (82,356,031)
AST Large-Cap Value Portfolio . . . . . . . . . . . . . . . . . . . . .  $  175,366,196  $   (176,931,319)
AST Lord Abbett Bond Debenture Portfolio . . . . . . . . . . . . . . .   $  466,976,168  $   (244,103,371)
AST Marsico Capital Growth Portfolio . . . . . . . . . . . . . . . . .   $  960,082,631  $   (482,356,806)
AST MFS Growth Portfolio . . . . . . . . . . . . . . . . . . . . . . .   $  126,311,933  $   (138,827,815)
AST Neuberger & Berman Mid-Cap Growth Portfolio . . . . . . . . . . . .  $  412,265,553  $   (146,707,819)
AST Neuberger & Berman Mid-Cap Value Portfolio . . . . . . . . . . . .   $  298,489,169  $   (300,331,424)
AST Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . .   $   40,934,517  $    (81,544,005)
AST PIMCO Limited Maturity Bond . . . . . . . . . . . . . . . . . . . .  $  722,012,117  $   (301,123,359)
AST PIMCO Total Return Bond Portfolio. . . . . . . . . . . . . . . . .   $  271,236,875  $   (898,703,475)
AST AllianceBernstein Core Value Portfolio . . . . . . . . . . . . . .   $   78,439,521  $    (98,529,929)
AST AllianceBernstein Managed Index 500 . . . . . . . . . . . . . . . .  $  169,363,679  $   (235,472,184)
AST T. Rowe Price Natural Resources Portfolio . . . . . . . . . . . . .  $  181,281,519  $   (115,481,696)
AST T. Rowe Price Asset Allocation Portfolio. . . . . . . . . . . . . .  $   74,610,524  $    (95,209,254)



                                      A59

                                                                                                 Purchases         Sales
                                                                                             ---------------    ---------------
AST LSV International Value ..............................................................   $    75,558,857    $   (83,953,739)
AST MFS Global Equity Portfolio ..........................................................   $    59,331,805    $   (86,913,596)
AST JP Morgan International Equity Portfolio .............................................   $   160,153,406    $  (118,717,081)
AST T. Rowe Price Global Bond Portfolio ..................................................   $   257,476,668    $   (83,702,254)
AST William Blair International Growth Portfolio .........................................   $   506,921,625    $  (369,474,203)
AST Aggressive Asset Allocation Portfolio ................................................   $    37,859,808    $    (3,695,499)
AST Capital Growth Asset Allocation Portfolio ............................................   $   223,795,696    $    (4,746,752)
AST Balanced Asset Allocation Portfolio ..................................................   $   194,597,280    $    (3,668,294)
AST Conservative Asset Allocation Portfolio ..............................................   $    42,797,859    $    (1,108,033)
AST Preservation Asset Allocation Portfolio ..............................................   $    12,200,350    $    (1,053,315)
Davis Value Portfolio ....................................................................   $     2,347,799    $      (986,375)
Evergreen VA Balanced Fund ...............................................................   $       292,176    $    (1,353,049)
Evergreen VA Growth Fund .................................................................   $    50,789,898    $   (11,843,898)
Evergreen VA International Equity Fund ...................................................   $    43,590,734    $   (18,212,565)
Evergreen VA Fundamental Large Cap Fund ..................................................   $     3,330,501    $    (1,179,092)
Evergreen VA Omega Fund ..................................................................   $    11,868,515    $   (24,036,928)
Evergreen VA Special Values Fund .........................................................   $     2,298,350    $    (1,016,670)
Evergreen VA Strategic Income Fund .......................................................   $     1,177,525    $    (1,215,581)
Columbia High Yield VS ...................................................................   $        93,223    $      (511,837)
Liberty Asset Allocation VS ..............................................................   $        73,888    $    (6,931,951)
Liberty Federal Securities VS ............................................................   $        65,057    $    (1,569,260)
Liberty Money Market VS ..................................................................   $     3,586,522    $    (4,419,223)
Liberty Small Company Growth VS ..........................................................   $        80,152    $      (601,324)
Columbia Large Cap Growth Stock VS .......................................................   $    18,067,992    $    (4,477,947)
Prudential SP William Blair International Growth .........................................   $    28,466,279    $   (15,226,776)
Gartmore GVIT Developing Markets .........................................................   $   205,687,042    $  (154,384,352)
First Trust The Dow Target 10  ...........................................................   $    16,486,050    $   (17,318,872)
First Trust 10 Uncommon Values ...........................................................   $       919,650    $    (3,743,606)
First Trust Energy Sector ................................................................   $     1,497,976    $    (2,221,611)
First Trust Financal Services ............................................................   $       656,902    $    (1,945,978)
First Trust PharmHealth Sector ...........................................................   $       366,866    $    (1,170,810)
First Trust Technology ...................................................................   $        42,103    $      (277,321)
First Trust Global Dividend Target 15 ....................................................   $    34,236,858    $   (23,231,033)
First Trust NASDAQ Target 15  ............................................................   $     3,890,991    $    (4,448,074)
First Trust S&P Target 24 ................................................................   $    15,287,763    $   (12,148,878)
First Trust Managed VIP ..................................................................   $   135,840,188    $   (72,522,722)
First Trust Value Line Target 25  ........................................................   $    46,179,817    $   (20,579,272)
First Trust Dow Target Dividend ..........................................................   $    75,543,646    $   (13,577,953)
ProFund VP Asia 30 .......................................................................   $   198,456,994    $  (177,356,903)
ProFund VP Banks .........................................................................   $    84,991,377    $   (85,878,116)
ProFund VP Bear ..........................................................................   $   691,169,454    $  (669,083,344)
ProFund VP Biotechnology .................................................................   $   172,790,254    $  (175,162,152)
ProFund VP Basic Materials ...............................................................   $   190,330,214    $  (180,309,954)
ProFund VP UltraBull .....................................................................   $   453,305,750    $  (497,989,863)
ProFund VP Bull ..........................................................................   $ 1,395,723,607    $(1,460,010,064)
ProFund VP Consumer Services .............................................................   $    59,221,071    $   (67,046,694)
ProFund VP Consumer Goods Portfolio ......................................................   $    89,767,032    $   (92,921,930)
ProFund VP Oil & Gas .....................................................................   $   509,800,584    $  (479,718,105)
ProFund VP Europe 30 .....................................................................   $   306,258,692    $  (330,496,933)
ProFund VP Financials ....................................................................   $    98,631,050    $   (95,165,561)
ProFund VP U.S. Government Plus ..........................................................   $   598,290,384    $  (554,952,953)
ProFund VP Health Care ...................................................................   $   218,230,644    $  (203,756,398)
ProFund VP High Yield ....................................................................   $   130,237,947    $   (95,669,640)
ProFund VP Industrials ...................................................................   $    69,407,167    $   (68,674,793)
ProFund VP Internet ......................................................................   $   185,253,713    $  (201,441,853)
ProFund VP Japan .........................................................................   $   236,750,968    $  (157,065,640)
ProFund VP Precious Metals ...............................................................   $   347,612,006    $  (311,795,194)
ProFund VP Mid-Cap Growth ................................................................   $   873,270,232    $  (797,003,412)
ProFund VP Mid-Cap Value .................................................................   $ 1,105,623,999    $(1,140,639,849)

                                      A60

                                                                                                    Purchases       Sales
                                                                                                -------------   -------------
ProFund VP Pharmaceuticals ..................................................................   $ 112,924,080   $(112,974,550)
ProFund VP Real Estate ......................................................................   $ 633,294,314   $(680,467,076)
ProFund VP Rising Rates Opportunity .........................................................   $ 377,721,448   $(407,839,717)
ProFund VP OTC ..............................................................................   $ 518,809,212   $(584,215,800)
ProFund VP Semiconductor ....................................................................   $ 137,755,535   $(135,735,818)
ProFund VP Small-Cap Growth .................................................................   $ 819,793,716   $(847,522,090)
ProFund VP Short Mid-Cap ....................................................................   $ 112,517,150   $(108,386,584)
ProFund VP Short OTC ........................................................................   $ 559,957,323   $(542,127,337)
ProFund VP Short Small-Cap ..................................................................   $ 346,373,503   $(341,999,500)
ProFund VP Small-Cap Value ..................................................................   $ 499,511,071   $(612,985,271)
ProFund VP Technology .......................................................................   $  80,920,888   $ (85,213,601)
ProFund VP Telecommunications ...............................................................   $  88,844,558   $ (96,350,006)
ProFund VP UltraMid-Cap .....................................................................   $ 573,656,592   $(584,941,674)
ProFund VP UltraOTC .........................................................................   $ 347,410,743   $(383,810,633)
ProFund VP UltraSmall-Cap ...................................................................   $ 442,376,647   $(562,446,855)
ProFund VP Utilities ........................................................................   $ 334,175,258   $(318,524,011)
ProFund VP Large-Cap Growth .................................................................   $ 282,159,895   $(203,632,488)
ProFund VP Large-Cap Value ..................................................................   $ 262,471,699   $(190,514,238)
Rydex Nova ..................................................................................   $      77,003   $  (2,615,502)
Rydex OTC ...................................................................................   $     116,072   $ (11,533,551)
Rydex Ursa ..................................................................................   $      53,251   $    (301,090)
AIM V.I. Dynamics Fund ......................................................................   $  18,474,819   $ (34,240,729)
AIM V.I. Financial Services Fund ............................................................   $  23,197,886   $ (31,636,749)
AIM V.I. Health Care Fund ...................................................................   $  24,922,718   $ (39,095,199)
AIM V.I. -- Technology Fund .................................................................   $   4,167,295   $ (26,644,254)
WFVT Advantage Asset Allocation .............................................................   $     901,437   $ (30,123,707)
WFVT Advantage Equity Income ................................................................   $  12,842,844   $ (14,877,106)
WFVT Advantage C&B Large Cap Value ..........................................................   $     984,830   $  (4,942,472)
WFVT Advantage Large Company Core ...........................................................   $      36,962   $  (8,361,212)
WFVT Advantage International Core ...........................................................   $     485,526   $    (883,015)
WFVT Advantage Large Company Growth .........................................................   $     831,082   $  (3,607,803)
WFVT Advantage Money Market .................................................................   $  12,296,227   $ (20,716,452)
WFVT Advantage Small Cap Growth .............................................................   $     229,045   $  (1,229,363)
WFVT Advantage Total Return Bond ............................................................   $     184,501   $  (4,088,253)

NOTE 6:   RELATED PARTY TRANSACTIONS

          Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

          The Series Funds have management agreements with Prudential Investment LLC ("PI") and American Skandia Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

          The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

          The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

                                       A61

Note 7:   Financial Highlights

          American Skandia Life Assurance Corporation sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

          The following table was developed by determining which products offered by American Skandia Life Assurance Corporation and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by American Skandia Life Assurance Corporation as contract owners may not have selected all available and applicable contract options.

                                         AT YEAR ENDED                                           FOR YEAR ENDED
                      ----------------------------------------------------    ---------------------------------------------------
                        UNITS                                       NET       INVESTMENT
                     OUTSTANDING           UNIT VALUE             ASSETS        INCOME      EXPENSE RATIO**    TOTAL RETURN***
                        (000S)       LOWEST  TO      HIGHEST      (000S)        RATIO*     LOWEST - HIGHEST  LOWEST TO    HIGHEST
                     -----------     ------------------------   ----------    ----------   ----------------  --------------------
                                                        AST ALLIANCEBERNSTEIN GROWTH & INCOME
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...   167,797      $11.74580 to    $28.96918   $2,733,461       1.08%        0.65 - 2.50%    2.16%  to     4.09%
December 31, 2004...   111,669      $11.49737 to    $27.83006   $2,126,109       0.70%        0.65 - 2.50%   10.29%  to    14.97%
December 31, 2003...    90,205      $12.70091 to    $25.23419   $1,806,873       1.11%        0.65 - 2.40%   29.25%  to    31.57%
December 31, 2002...    59,064      $ 9.82658 to    $19.17989   $1,146,240       0.86%        0.65 - 2.40%  -23.78%  to    -0.21%
December 31, 2001...    63,123      $28.17715 to    $28.17715   $1,778,635       0.51%        1.25 - 1.25%  -49.11%  to   -49.11%
                                                    AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...    18,694      $11.99910 to    $15.57709   $  248,066       0.00%        0.65 - 2.50%   13.52%  to    15.67%
December 31, 2004...    17,249      $10.56992 to    $13.46712   $  204,984       0.00%        0.65 - 2.50%    5.06%  to     5.70%
December 31, 2003...    19,858      $11.27094 to    $12.81863   $  230,630       0.00%        0.65 - 2.40%   22.90%  to    20.74%
December 31, 2002...    24,258      $ 9.33517 to    $10.43013   $  234,801       0.00%        0.65 - 2.40%  -31.43%  to    -0.80%
December 31, 2001...    29,478      $14.61415 to    $14.61415   $  430,800       0.00%        1.25 - 1.25%   62.12%  to    62.12%
                                                   AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...    27,143      $11.95769 to    $15.80446   $  382,331       1.73%        0.65 - 2.50%    2.02%  to     3.95%
December 31, 2004...    32,369      $11.72086 to    $15.20389   $  444,889       0.92%        0.65 - 2.50%   11.85%  to    17.21%
December 31, 2003...    23,661      $12.42720 to    $13.59275   $  297,694       1.25%        0.65 - 2.40%   25.69%  to    27.94%
December 31, 2002...    25,314      $ 9.88735 to    $10.62436   $  253,210       1.01%        0.65 - 2.40%  -20.34%  to    -0.14%
December 31, 2001...    27,386      $12.85666 to    $12.85666   $  352,096       0.74%        1.25 - 1.25%   -9.79%  to    -9.79%
                                                  AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...    13,907      $11.19489 to    $16.68539   $  199,852       1.70%        0.65 - 2.50%    2.00%  to     3.93%
December 31, 2004...    15,965      $10.97516 to    $16.05433   $  226,427       1.41%        0.65 - 2.50%    8.28%  to     9.75%
December 31, 2003...    16,878      $11.55842 to    $14.82731   $  226,926       2.10%        0.65 - 2.40%   16.02%  to    18.10%
December 31, 2002...    14,602      $ 9.96247 to    $12.55502   $  171,665       2.35%        0.65 - 2.40%  -10.33%  to    -0.05%
December 31, 2001...    14,370      $13.49746 to    $13.49746   $  193,957       1.90%        1.25 - 1.25%   -5.15%  to    -5.15%
                                                             AST MONEY MARKET PORTFOLIO
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...   139,358      $ 9.80561 to    $14.11325   $1,610,700       2.68%        0.65 - 2.50%    0.18%  to     2.07%
December 31, 2004...   113,670      $ 9.78845 to    $13.82701   $1,340,662       0.85%        0.65 - 2.50%    0.18%  to    -2.12%
December 31, 2003...   142,666      $ 9.80452 to    $13.80160   $1,735,627       0.64%        0.65 - 2.40%   -0.03%  to    -1.79%
December 31, 2002...   214,020      $ 9.98296 to    $13.80523   $2,711,657       1.28%        0.65 - 2.40%    0.63%  to    -0.02%
December 31, 2001...   184,612      $13.24469 to    $13.24469   $2,445,129       3.59%        1.25 - 1.25%    2.32%  to     2.32%
                                                      AST COHEN & STEERS REAL ESTATE PORTFOLIO
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...    18,374      $15.75675 to    $23.64628   $  399,859       1.49%        0.65 - 2.50%   11.96%  to    14.08%
December 31, 2004...    21,624      $14.07377 to    $20.72860   $  417,810       2.35%        0.65 - 2.50%   37.05%  to    40.74%
December 31, 2003...    19,867      $13.84411 to    $15.12485   $  284,339       3.24%        0.65 - 2.40%   34.14%  to    36.54%
December 31, 2002...    16,394      $10.32061 to    $11.07698   $  174,175       2.69%        0.65 - 2.40%    0.39%  to     1.98%
December 31, 2001...    12,268      $10.53729 to    $10.53729   $  129,276       3.06%        1.25 - 1.25%    1.41%  to     1.41%
                                                                AST GLOBAL ALLOCATION
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...    10,921      $11.70740 to    $20.43690   $  198,585       3.48%        0.65 - 2.50%    4.27%  to     6.24%
December 31, 2004...    12,928      $11.22783 to    $19.23581   $  227,847       1.17%        0.65 - 2.50%   10.37%  to    12.28%
December 31, 2003...    15,841      $11.58375 to    $17.42916   $  260,113       1.26%        0.65 - 2.40%   18.76%  to    16.66%
December 31, 2002...    19,851      $ 9.92908 to    $14.67652   $  279,799       3.87%        0.65 - 2.40%  -15.98%  to    -0.09%
December 31, 2001...    26,641      $17.38588 to    $17.38588   $  463,184       2.72%        1.25 - 1.25%  -12.97%  to   -12.97%

                                                                A62


                                        AT YEAR ENDED                                            FOR YEAR ENDED
                     ----------------------------------------------------    ----------------------------------------------------
                       UNITS                                       NET       INVESTMENT
                    OUTSTANDING           UNIT VALUE             ASSETS        INCOME      EXPENSE RATIO**     TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST      (000S)        RATIO*     LOWEST - HIGHEST   LOWEST TO    HIGHEST
                    -----------     ------------------------   ----------    ----------   ----------------   --------------------
                                                        AST DEAM LARGE-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   12,952      $12.46025 to    $ 13.0630   $  168,747       0.89%        0.65 - 2.50%     6.60%  to     8.62%
December 31, 2004...   11,312      $11.47150 to    $12.25374   $  135,506       0.73%        0.65 - 2.50%    17.40%  to    22.54%
December 31, 2003...    7,016      $ 9.77171 to    $12.32055   $   70,285       0.70%        0.65 - 2.40%    25.77%  to    23.56%
December 31, 2002...    5,641      $ 7.76938 to    $ 9.97143   $   43,855       0.34%        0.65 - 2.40%   -15.85%  to    -0.03%
December 31, 2001...    4,576      $ 9.15017 to    $ 9.15017   $   41,867       0.06%        1.25 - 1.25%    -6.86%  to    -6.86%
                                                        AST DEAM SMALL-CAP GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   25,315      $10.04561 to    $10.79424   $  249,998       0.00%        0.65 - 2.50%    -2.14%  to    -0.29%
December 31, 2004...   33,206      $10.07492 to    $11.03040   $  329,275       0.00%        0.65 - 2.50%     8.72%  to    10.30%
December 31, 2003...   43,078      $ 9.26658 to    $13.98439   $  390,757       0.00%        0.65 - 2.40%    46.62%  to    44.04%
December 31, 2002...   46,271      $ 6.31998 to    $ 9.70850   $  284,716       0.00%        0.65 - 2.40%   -26.94%  to    -0.35%
December 31, 2001...   60,704      $ 8.45605 to    $ 8.45605   $  513,314       0.00%        1.25 - 1.25%   -29.43%  to   -29.43%
                                                        AST DEAM SMALL-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    7,609      $12.54150 to    $13.41301   $  107,012       0.14%        0.65 - 2.50%    -1.33%  to     0.53%
December 31, 2004...    7,655      $12.71086 to    $13.34194   $  106,466       0.17%        0.65 - 2.50%    21.32%  to    27.11%
December 31, 2003...    4,136      $10.99748 to    $14.10712   $   46,727       0.06%        0.65 - 2.40%    42.52%  to    40.02%
December 31, 2002...    1,070      $ 7.71623 to    $10.07542   $    8,255       0.00%        0.65 - 2.40%   -15.33%  to     0.09%
                                                      AST GOLDMAN SACHS HIGH YIELD PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   39,067      $11.08735 to    $17.63140   $  576,165       7.99%        0.65 - 2.50%    -1.40%  to     0.47%
December 31, 2004...   53,427      $11.24489 to    $17.54975   $  798,600       7.93%        0.65 - 2.50%    10.36%  to    12.45%
December 31, 2003...   61,278      $12.17247 to    $15.90287   $  860,658       6.36%        0.65 - 2.40%    20.80%  to    18.67%
December 31, 2002...   47,108      $10.25746 to    $13.16510   $  571,449      10.51%        0.65 - 2.40%    -0.61%  to     0.31%
December 31, 2001...   39,130      $12.63987 to    $12.63987   $  494,604      10.89%        1.25 - 1.25%    -1.26%  to    -1.26%
                                                     AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   36,136      $11.28778 to    $13.48578   $  531,526       0.00%        0.65 - 2.50%     6.71%  to     8.73%
December 31, 2004...   24,666      $10.38145 to    $12.64000   $  346,354       0.00%        0.65 - 2.50%    22.26%  to    26.40%
December 31, 2003...   17,697      $ 8.49102 to    $16.30280   $  186,698       0.00%        0.65 - 2.40%    68.39%  to    65.43%
December 31, 2002...    7,054      $ 5.04253 to    $ 9.85500   $   38,808       0.00%        0.65 - 2.40%   -29.65%  to    -0.17%
December 31, 2001...    6,499      $ 7.10378 to    $ 7.10378   $   46,168       0.02%        1.25 - 1.25%   -21.73%  to   -21.73%
                                                             AST MID-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   12,416      $12.44692 to    $12.49605   $  156,575       0.42%        0.65 - 2.50%     2.80%  to     4.74%
December 31, 2004...   15,879      $11.92999 to    $12.10784   $  191,481       0.27%        0.65 - 2.50%    14.57%  to    21.08%
December 31, 2003...   17,029      $10.41282 to    $13.30741   $  178,004       0.68%        0.65 - 2.40%    34.97%  to    32.60%
December 31, 2002...   14,512      $ 7.71483 to    $10.03600   $  110,955       0.72%        0.65 - 2.40%   -21.23%  to     0.04%
December 31, 2001...   14,935      $ 9.70605 to    $ 9.70605   $  144,956       0.03%        1.25 - 1.25%    -3.55%  to    -3.55%
                                                            AST SMALL-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   60,672      $12.59028 to    $21.74339   $1,038,873       0.08%        0.65 - 2.50%     3.99%  to     5.95%
December 31, 2004...   53,139      $12.10770 to    $20.52193   $  909,575       0.01%        0.65 - 2.50%    15.68%  to    21.08%
December 31, 2003...   49,565      $13.35296 to    $17.74013   $  763,348       0.18%        0.65 - 2.40%    32.53%  to    34.90%
December 31, 2002...   40,877      $10.07575 to    $13.15059   $  493,563       0.45%        0.65 - 2.40%   (9.97%)  to     0.09%
December 31, 2001...   35,484      $14.08095 to    $14.08095   $  499,642       0.48%        1.25 - 1.25%     5.48%  to     5.48%
                                                   AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   33,371      $10.62353 to    $23.28207   $  728,589       0.54%        0.65 - 2.50%     0.75%  to     2.65%
December 31, 2004...   42,899      $10.54471 to    $22.68033   $  941,719       0.00%        0.65 - 2.50%     3.02%  to     5.45%
December 31, 2003...   49,868      $11.55992 to    $22.01610   $1,118,525       0.34%        0.65 - 2.40%    24.43%  to    22.24%
December 31, 2002...   60,040      $ 9.45638 to    $17.69288   $1,118,624       0.81%        0.65 - 2.40%   -30.29%  to    -0.66%
December 31, 2001...   84,116      $27.71234 to    $27.71234   $2,331,058       0.00%        1.25 - 1.25%   -32.63%  to   -32.63%
                                                     AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   52,068      $ 4.45507 to    $12.16699   $  388,958       0.00%        0.65 - 2.50%     2.15%  to     4.08%
December 31, 2004...   38,744      $ 4.28036 to    $11.91091   $  273,819       0.00%        0.65 - 2.50%    15.60%  to    19.11%
December 31, 2003...   30,465      $ 3.70271 to    $12.67532   $  158,036       0.00%        0.65 - 2.40%    30.74%  to    28.44%
December 31, 2002...   18,856      $ 2.83207 to    $ 9.86860   $   59,604       0.00%        0.65 - 2.40%   -27.93%  to    -0.16%
December 31, 2001...   17,046      $ 3.87997 to    $ 3.87997   $   66,137       0.08%        1.25 - 1.25%   -41.01%  to   -41.01%
                                                    AST GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   11,096      $16.69493 to    $24.87582   $  248,951       0.34%        0.65 - 2.40%     2.47%  to     4.30%
December 31, 2004...   14,436      $19.57911 to    $23.85041   $  314,031       0.22%        0.65 - 2.25%    19.39%  to    17.47%
December 31, 2003...   18,000      $16.66798 to    $19.97660   $  334,076       0.81%        0.65 - 2.25%    40.17%  to    37.91%
December 31, 2002...   22,932      $10.08818 to    $14.25182   $  308,289       0.42%        0.65 - 2.40%    -8.53%  to     0.11%
December 31, 2001...   26,221      $15.11539 to    $15.11539   $  396,339       0.00%        1.25 - 1.25%     8.37%  to     8.37%

                                                                A63


                                           AT YEAR ENDED                                         FOR YEAR ENDED
                     ----------------------------------------------------    ----------------------------------------------------
                       UNITS                                       NET       INVESTMENT
                    OUTSTANDING           UNIT VALUE             ASSETS        INCOME      EXPENSE RATIO**     TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST      (000S)        RATIO*     LOWEST - HIGHEST   LOWEST TO    HIGHEST
                    -----------     ------------------------   ----------    ----------   ----------------   --------------------
                                                           AST LARGE-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   34,769      $12.19413 to    $24.63567   $  659,997       0.88%        0.65 - 2.50%     3.80%  to     5.77%
December 31, 2004...   31,863      $11.74725 to    $23.29235   $  621,342       1.54%        0.65 - 2.50%    14.70%  to    17.47%
December 31, 2003...   34,632      $11.58059 to    $20.30746   $  624,660       2.46%        0.65 - 2.40%    19.16%  to    17.06%
December 31, 2002...   41,317      $ 9.89258 to    $17.04202   $  646,536       2.87%        0.65 - 2.40%   -18.02%  to    -0.13%
December 31, 2001...   48,596      $19.83795 to    $19.83795   $  964,044       2.30%        1.25 - 1.25%    -9.87%  to    -9.87%
                                           AST LORD ABBETT BOND DEBENTURE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   54,113      $10.73312 to    $13.09818   $  662,777       3.54%        0.65 - 2.50%    -1.36%  to     0.51%
December 31, 2004...   34,381      $10.88128 to    $13.03231   $  430,122       3.22%        0.65 - 2.50%     6.72%  to     8.81%
December 31, 2003...   29,164      $11.85070 to    $12.21222   $  345,377       3.32%        0.65 - 2.40%    17.97%  to    15.90%
December 31, 2002...   16,189      $10.22530 to    $10.35174   $  163,891       2.62%        0.65 - 2.40%    -0.25%  to     0.27%
December 31, 2001...    5,507      $10.28439 to    $10.28439   $   56,636       0.04%        1.25 - 1.25%     1.59%  to     1.59%
                                                       AST MARSICO CAPITAL GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...  206,076      $12.09065 to    $18.97741   $2,944,324       0.00%        0.65 - 2.50%     4.17%  to     6.14%
December 31, 2004...  153,174      $11.60677 to    $17.87989   $2,275,906       0.00%        0.65 - 2.50%    14.92%  to    16.07%
December 31, 2003...  124,378      $12.22664 to    $15.55853   $1,688,228       0.00%        0.65 - 2.40%    30.88%  to    28.58%
December 31, 2002...   96,160      $ 9.50890 to    $11.88719   $1,064,091       0.00%        0.65 - 2.40%   -16.11%  to    -0.59%
December 31, 2001...   85,896      $13.74439 to    $13.74439   $1,180,586       0.00%        1.25 - 1.25%   -22.81%  to   -22.81%
                                                             AST MFS GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   63,684      $ 8.25189 to    $11.40772   $  549,513       0.01%        0.65 - 2.50%     3.67%  to     5.63%
December 31, 2004...   66,404      $ 7.81177 to    $11.00344   $  529,399       0.00%        0.65 - 2.50%     9.96%  to    10.03%
December 31, 2003...   82,051      $ 7.10395 to    $11.34898   $  587,305       0.00%        0.65 - 2.40%    22.10%  to    19.95%
December 31, 2002...   90,640      $ 5.81829 to    $ 9.46164   $  520,897       0.00%        0.65 - 2.40%   -28.64%  to    -0.65%
December 31, 2001...  117,716      $ 8.01837 to    $ 8.01837   $  943,892       0.00%        1.25 - 1.25%   -22.78%  to   -22.78%
                                                  AST NEUBERGER & BERMAN MID-CAP GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   37,762      $12.95087 to    $22.91637   $  697,198       0.00%        0.65 - 2.50%    10.66%  to    12.76%
December 31, 2004...   24,055      $11.70285 to    $20.32356   $  391,202       0.00%        0.65 - 2.50%    15.31%  to    17.03%
December 31, 2003...   23,387      $12.11333 to    $17.62481   $  350,660       0.00%        0.65 - 2.40%    29.72%  to    27.43%
December 31, 2002...   22,949      $ 9.50570 to    $13.58723   $  280,547       0.00%        0.65 - 2.40%   -31.66%  to    -0.60%
December 31, 2001...   25,717      $18.95292 to    $18.95292   $  487,415       0.00%        1.25 - 1.25%   -26.83%  to   -26.83%
                                                  AST NEUBERGER & BERMAN MID-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   63,124      $14.17677 to    $32.65772   $1,446,831       0.14%        0.65 - 2.50%     9.26%  to    11.33%
December 31, 2004...   57,066      $12.97478 to    $29.33422   $1,293,638       0.10%        0.65 - 2.50%    22.04%  to    29.75%
December 31, 2003...   49,660      $13.26742 to    $24.03736   $1,011,755       0.21%        0.65 - 2.40%    35.44%  to    33.05%
December 31, 2002...   45,014      $ 9.97141 to    $17.74792   $  750,297       0.52%        0.65 - 2.40%   -11.14%  to    -0.03%
December 31, 2001...   47,298      $20.16254 to    $20.16254   $  953,654       0.14%        1.25 - 1.25%    -4.39%  to    -4.39%
                                                     AST SMALL CAP GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   12,337      $ 9.22813 to    $18.22237   $  182,203       0.00%        0.65 - 2.50%    -1.04%  to     0.83%
December 31, 2004...   14,656      $ 9.32482 to    $18.07152   $  221,444       0.00%        0.65 - 2.50%    -7.55%  to     6.75%
December 31, 2003...   19,782      $13.42627 to    $19.54762   $  328,021       0.00%        0.65 - 2.40%    41.76%  to    44.30%
December 31, 2002...   20,229      $ 9.47098 to    $13.54636   $  246,737       0.00%        0.65 - 2.40%    -0.64%  to    -6.40%
December 31, 2001...   23,049      $19.83534 to    $19.83534   $  457,181       0.00%        1.25 - 1.25%    -7.78%  to    -7.78%
                                                          AST PIMCO LIMITED MATURITY BOND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...  142,948      $ 9.86775 to    $15.78739   $1,673,435       1.15%        0.65 - 2.50%    -0.90%  to     0.97%
December 31, 2004...   98,739      $ 9.95764 to    $15.63518   $1,227,262       3.16%        0.65 - 2.50%     1.40%  to    -0.42%
December 31, 2003...   74,966      $10.15911 to    $15.41935   $  998,795       2.15%        0.65 - 2.40%     2.61%  to     0.81%
December 31, 2002...   76,972      $10.07788 to    $15.02666   $1,051,871       4.35%        0.65 - 2.40%     5.52%  to     0.09%
December 31, 2001...   42,411      $13.61290 to    $13.61290   $  577,334       4.57%        1.25 - 1.25%     6.46%  to     6.46%
                                                       AST PIMCO TOTAL RETURN BOND PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...  109,303      $10.30972 to    $19.53471   $1,607,279       3.73%        0.65 - 2.50%    -0.05%  to     1.84%
December 31, 2004...  153,053      $10.31507 to    $19.18174   $2,195,640       3.96%        0.65 - 2.50%     4.28%  to     3.15%
December 31, 2003...  138,373      $10.44618 to    $18.39444   $2,076,469       3.64%        0.65 - 2.40%     4.64%  to     2.79%
December 31, 2002...  141,070      $10.16240 to    $17.57960   $2,216,132       3.90%        0.65 - 2.40%     8.51%  to     0.20%
December 31, 2001...   99,028      $15.45921 to    $15.45921   $1,530,902       4.73%        1.25 - 1.25%     7.34%  to     7.34%
                                                    AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   21,260      $12.20566 to    $13.16051   $  280,083       1.21%        0.65 - 2.50%     2.88%  to     4.83%
December 31, 2004...   22,498      $12.55472 to    $11.86399   $  285,690       1.31%        0.65 - 2.50%    13.18%  to    18.64%
December 31, 2003...   17,015      $11.09275 to    $12.61690   $  190,736       0.72%        0.65 - 2.40%    27.48%  to    25.23%
December 31, 2002...   22,845      $ 8.70189 to    $10.07482   $  198,132       0.18%        0.65 - 2.40%   -13.81%  to     0.09%
December 31, 2001...    4,208      $10.04472 to    $10.04472   $   42,267       0.00%        1.25 - 1.25%     0.30%  to     0.30%

                                                                A64


                                        AT YEAR ENDED                                         FOR YEAR ENDED
                     ----------------------------------------------------    ----------------------------------------------------
                       UNITS                                       NET       INVESTMENT
                    OUTSTANDING           UNIT VALUE             ASSETS        INCOME      EXPENSE RATIO**     TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST      (000S)        RATIO*     LOWEST - HIGHEST   LOWEST TO    HIGHEST
                    -----------     ------------------------   ----------    ----------   ----------------   --------------------
                                                      AST ALLIANCEBERNSTEIN MANAGED INDEX 500
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   38,738      $11.42202 to    $13.89566   $  491,179      1.37%         0.65 - 2.50%     0.96%  to     2.87%
December 31, 2004...   43,544      $13.50788 to    $11.31331   $  544,672      0.84%         0.65 - 2.50%     9.27%  to    13.13%
December 31, 2003...   44,902      $12.36228 to    $12.18203   $  520,582      1.20%         0.65 - 2.40%    26.49%  to    24.26%
December 31, 2002...   45,680      $ 9.77329 to    $ 9.80334   $  424,773      1.15%         0.65 - 2.40%   -21.15%  to    -0.24%
December 31, 2001...   48,019      $12.02525 to    $12.02525   $  577,437      0.22%         1.25 - 1.25%   -11.28%  to   -11.28%
                                                   AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   12,696      $18.39757 to    $43.68918   $  380,931      0.23%         0.65 - 2.50%    28.13%  to    30.55%
December 31, 2004...    9,328      $14.35838 to    $33.46498   $  235,650      0.98%         0.65 - 2.50%    30.34%  to    43.58%
December 31, 2003...    8,215      $13.59594 to    $25.67566   $  168,885      1.40%         0.65 - 2.40%    32.65%  to    30.32%
December 31, 2002...    6,946      $10.43309 to    $19.35600   $  121,239      1.61%         0.65 - 2.40%    -6.15%  to     0.52%
December 31, 2001...    6,565      $19.71472 to    $19.71472   $  129,429      1.14%         1.25 - 1.25%    -0.71%  to    -0.71%
                                                   AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   22,882      $11.58355 to    $24.09982   $  421,752      1.86%         0.65 - 2.50%     2.07%  to     4.00%
December 31, 2004...   22,590      $11.34848 to    $23.17239   $  422,821      1.49%         0.65 - 2.50%    10.45%  to    13.48%
December 31, 2003...   19,493      $12.05097 to    $20.98013   $  353,143      2.41%         0.65 - 2.40%    23.21%  to    21.04%
December 31, 2002...   16,819      $ 9.95579 to    $17.02746   $  264,455      2.90%         0.65 - 2.40%   -10.47%  to    -0.05%
December 31, 2001...   17,579      $18.14920 to    $18.14920   $  319,047      3.10%         1.25 - 1.25%    -6.13%  to    -6.13%
                                                            AST LSV INTERNATIONAL VALUE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   12,495      $14.08614 to    $16.78896   $  187,615      1.51%         0.65 - 2.50%    10.87%  to    12.97%
December 31, 2004...   12,660      $12.70454 to    $14.86117   $  173,233      1.33%         0.65 - 2.50%    20.25%  to    27.05%
December 31, 2003...   12,065      $12.35885 to    $12.78833   $  139,255      0.55%         0.65 - 2.40%    30.70%  to    33.04%
December 31, 2002...   11,076      $ 9.28968 to    $ 9.78460   $   97,152      0.00%         0.65 - 2.40%   -17.57%  to    -0.26%
December 31, 2001...   13,627      $10.77267 to    $10.77267   $  146,802      0.00%         1.25 - 1.25%   -33.17%  to   -33.17%
                                                          AST MFS GLOBAL EQUITY PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   11,543      $12.58753 to    $13.00551   $  148,907      0.28%         0.65 - 2.50%     4.89%  to     6.87%
December 31, 2004...   13,548      $11.77784 to    $12.39912   $  164,748      0.18%         0.65 - 2.50%    17.62%  to    23.99%
December 31, 2003...   10,003      $10.01332 to    $12.23714   $  101,775      0.16%         0.65 - 2.40%    26.31%  to    24.09%
December 31, 2002...    7,512      $ 7.92749 to    $ 9.86156   $   59,354      0.01%         0.65 - 2.40%   -12.83%  to    -0.17%
December 31, 2001...    5,807      $ 8.94356 to    $ 8.94356   $   51,931      0.00%         1.25 - 1.25%   -11.23%  to   -11.23%
                                                   AST JP MORGAN INTERNATIONAL EQUITY PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   22,661      $13.33803 to    $21.16585   $  460,659      1.07%         0.65 - 2.50%     8.25%  to    10.29%
December 31, 2004...   17,054      $12.32188 to    $19.19038   $  373,796      1.11%         0.65 - 2.50%    16.35%  to    23.22%
December 31, 2003...   15,962      $12.67966 to    $16.49397   $  332,696      0.78%         0.65 - 2.40%    29.75%  to    27.47%
December 31, 2002...   18,008      $ 9.94700 to    $12.71169   $  311,089      0.68%         0.65 - 2.40%   -18.95%  to    -0.06%
December 31, 2001...   17,389      $24.28248 to    $24.28248   $  422,245      0.19%         1.25 - 1.25%   -23.83%  to   -23.83%
                                                      AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   41,856      $10.18964 to    $14.62839   $  514,830      3.18%         0.65 - 2.50%    -6.87%  to    -5.10%
December 31, 2004...   26,802      $10.94108 to    $15.41527   $  360,549      5.66%         0.65 - 2.50%     7.93%  to     9.41%
December 31, 2003...   17,475      $11.35220 to    $14.28210   $  227,917      3.34%         0.65 - 2.40%    12.13%  to    10.15%
December 31, 2002...   17,342      $10.30570 to    $12.73722   $  208,098      0.00%         0.65 - 2.40%    14.28%  to     0.37%
December 31, 2001...    9,668      $10.61777 to    $10.61777   $  102,653      0.00%         1.25 - 1.25%     1.22%  to     1.22%
                                                 AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   98,133      $13.56645 to    $19.28436   $1,709,821      0.96%         0.65 - 2.50%    13.66%  to    15.80%
December 31, 2004...   85,371      $11.93649 to    $16.65262   $1,326,329      0.73%         0.65 - 2.50%    15.40%  to    19.36%
December 31, 2003...   46,082      $13.27734 to    $14.43084   $  628,233      0.00%         0.65 - 2.40%    39.17%  to    36.72%
December 31, 2002...   31,111      $ 9.71104 to    $10.36910   $  308,793      4.13%         0.65 - 2.40%   -26.15%  to    -0.35%
December 31, 2001...   40,507      $13.53568 to    $13.53568   $  548,295      6.01%         1.25 - 1.25%   -24.62%  to   -24.62%
                                      AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    3,409      $ 9.99132 to    $10.00500   $   34,084      0.00%         0.65 - 2.40%    -0.07%  to     0.06%
                                    AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   21,855      $10.00055 to    $10.01499   $  218,657      0.00%         0.65 - 2.50%     0.05%  to     0.16%
                                       AST BALANCED ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   19,037      $10.01052 to    $10.02498   $  190,659      0.00%         0.65 - 2.50%     0.13%  to     0.26%
                                     AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    4,156      $10.02051 to    $10.03225   $   41,665      0.00%         1.00 - 2.50%     0.23%  to     0.33%
                                     AST PRESERVATION ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,112      $10.03049 to    $10.04496   $   11,156      0.00%         0.65 - 2.50%     0.33%  to     0.46%

                                                                A65


                                       AT YEAR ENDED                              FOR YEAR ENDED
                     --------------------------------------------------    -----------------------------
                       UNITS                                      NET      INVESTMENT
                    OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**       TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST     LOWEST TO    HIGHEST
                    -----------     ------------------------   --------    ----------   ----------------     --------------------
                                                    DAVIS VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     912       $11.04159 to    $15.21083   $ 10,162      1.09%         1.40 - 1.65%       7.64%  to     7.92%
December 31, 2004...     773       $10.23170 to    $14.13079   $  7,961      0.87%         1.40 - 1.65%      10.47%  to    10.75%
December 31, 2003...     737       $ 9.23818 to    $12.79116   $  6,827      0.86%         1.40 - 1.65%      27.62%  to    27.94%
December 31, 2002...     661       $ 7.22064 to    $10.01703   $  4,771      0.70%         1.40 - 2.15%     -17.43%  to     0.02%
December 31, 2001...     618       $ 8.74522 to    $ 8.74522   $  5,402      0.00%         1.25 - 1.25%     -12.01%  to   -12.01%
                                                           EVERGREEN VA BALANCED FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     704       $ 9.62335 to    $11.26309   $  6,791      2.34%         1.40 - 1.65%       3.56%  to     3.82%
December 31, 2004...     809       $ 9.26928 to    $10.87628   $  7,495      0.88%         1.40 - 1.65%       4.55%  to     4.82%
December 31, 2003...     887       $ 8.84327 to    $10.40282   $  7,842      2.25%         1.40 - 1.65%      13.86%  to    14.15%
December 31, 2002...     949       $ 7.74736 to    $ 9.92757   $  7,355      2.12%         1.40 - 2.40%     -10.93%  to    -0.09%
December 31, 2001...   1,020       $ 8.69795 to    $ 8.69795   $  8,870      2.32%         1.25 - 1.25%      -9.85%  to    -9.85%
                                     Evergreen VA Growth Fund (available April 15, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   4,019       $11.36821 to    $11.52122     46,002      0.00%         0.65 - 2.50%      15.79%  to    17.34%
                                                     EVERGREEN VA INTERNATIONAL EQUITY FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   4,304       $13.97774 to    $14.27529   $ 64,078      3.12%         0.65 - 2.50%      13.11%  to    15.24%
December 31, 2004...   2,417       $12.38709 to    $12.35815   $ 31,264      1.57%         0.65 - 2.50%      18.43%  to    23.58%
December 31, 2003...   1,730       $10.45925 to    $12.70623   $ 18,721      8.52%         0.65 - 2.40%       0.34%  to    28.03%
December 31, 2002...      46       $ 8.20595 to    $ 9.92414   $    377      1.43%         1.40 - 2.40%     -11.72%  to    -0.09%
December 31, 2001...      45       $ 9.29568 to    $ 9.29568   $    422      0.47%         1.25 - 1.25%     -16.80%  to   -16.80%
                                                     EVERGREEN VA FUNDAMENTAL LARGE CAP FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     765       $12.07080 to    $12.13421   $  9,286      1.02%         1.40 - 1.65%       7.22%  to     7.49%
December 31, 2004...     555       $11.25809 to    $11.28865   $  6,261      1.19%         1.40 - 1.65%       7.40%  to     7.68%
December 31, 2003...     575       $10.48384 to    $10.48210   $  6,027      0.03%         1.40 - 1.65%       0.36%  to     0.36%
                                                             EVERGREEN VA OMEGA FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   3,270       $10.28912 to    $11.05312   $ 28,491      0.22%         0.65 - 2.50%       1.26%  to     3.17%
December 31, 2004...   4,624       $ 9.97258 to    $10.91573   $ 39,972      0.00%         0.65 - 2.50%       6.52%  to     9.16%
December 31, 2003...   3,868       $ 9.36260 to    $13.12988   $ 28,768      0.00%         0.65 - 2.40%      36.68%  to    39.13%
December 31, 2002...   2,671       $ 6.72951 to    $ 9.60635   $ 13,350      0.00%         0.65 - 2.40%     -25.87%  to    -0.47%
December 31, 2001...   2,586       $ 6.70650 to    $ 6.70650   $ 17,342      0.00%         1.25 - 1.25%     -10.73%  to   -10.73%
                                                        EVERGREEN VA SPECIAL VALUES FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     393       $16.67261 to    $20.32795   $  7,894      1.09%         1.40 - 1.90%       8.66%  to     9.22%
December 31, 2004...     322       $15.42626 to    $18.61254   $  5,914      1.03%         1.40 - 1.65%      18.38%  to    18.69%
December 31, 2003...     312       $13.03070 to    $15.68227   $  4,887      0.12%         1.40 - 1.65%      27.38%  to    27.70%
December 31, 2002...     318       $10.22361 to    $12.28020   $  3,907      2.25%         1.40 - 2.15%     -13.82%  to     0.27%
December 31, 2001...     259       $14.24998 to    $14.24998   $  3,690      0.33%         1.25 - 1.25%      16.46%  to    16.46%
                                                       EVERGREEN VA STRATEGIC INCOME FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     480       $12.16009 to    $14.08098   $  6,740      4.97%         1.40 - 1.90%      -2.57%  to    -2.07%
December 31, 2004...     476       $12.54808 to    $14.37891   $  6,826      4.60%         1.40 - 1.65%       6.62%  to     6.89%
December 31, 2003...     521       $11.76889 to    $13.45177   $  7,002      0.00%         1.40 - 1.65%      14.47%  to    14.76%
December 31, 2002...     501       $10.27543 to    $11.72204   $  5,869      6.52%         1.40 - 2.15%       0.33%  to    13.91%
December 31, 2001...     341       $10.29093 to    $10.29093   $  3,512      8.57%         1.25 - 1.25%       4.72%  to     4.72%
                                                             COLUMBIA HIGH YIELD VS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      44       $14.20164 to    $14.20164   $    628      0.00%         1.00 - 1.00%       1.49%  to     1.49%
December 31, 2004...      74       $13.99309 to    $13.99309   $  1,029      5.02%         1.00 - 1.00%       5.99%  to     5.99%
December 31, 2003...     105       $13.20266 to    $13.20266   $  1,382      6.50%         1.00 - 1.00%      11.25%  to    11.25%
December 31, 2002...     113       $11.86806 to    $10.13980   $  1,337      0.13%         1.00 - 1.25%       1.40%  to     1.71%
                                                           LIBERTY ASSET ALLOCATION VS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   1,095       $13.49383 to    $13.49383   $ 14,772      2.75%         1.00 - 1.00%       5.47%  to     5.47%
December 31, 2004...   1,615       $12.79458 to    $12.79458   $ 20,666      0.00%         1.00 - 1.00%       6.39%  to     6.39%
December 31, 2003...   2,207       $12.02655 to    $12.02655   $ 26,543      0.00%         1.00 - 1.00%      15.10%  to    15.10%
                                                          LIBERTY FEDERAL SECURITIES VS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     325       $10.07953 to    $10.07953   $  3,275      5.85%         1.00 - 1.00%       1.56%  to     1.56%
December 31, 2004...     472       $ 9.92507 to    $ 9.92507   $  4,681      0.00%         1.00 - 1.00%      -1.98%  to    -1.98%
December 31, 2003...     781       $10.12509 to    $10.12509   $  7,913      0.00%         1.00 - 1.00%       0.93%  to     0.93%

                                                                A66


                                       AT YEAR ENDED                                             FOR YEAR ENDED
                     --------------------------------------------------    ------------------------------------------------------
                       UNITS                                      NET      INVESTMENT
                    OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**       TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST     LOWEST TO    HIGHEST
                    -----------     ------------------------   --------    ----------   ----------------     --------------------
                                                             LIBERTY MONEY MARKET VS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      321      $10.16333 to    $10.16333   $  3,259      2.96%         1.00 - 1.00%       2.03%  to     2.03%
December 31, 2004...      400      $ 9.96100 to    $ 9.96100   $  3,988      0.83%         1.00 - 1.00%      -0.14%  to    -0.14%
December 31, 2003...      591      $ 9.97455 to    $ 9.97455   $  5,895      0.13%         1.00 - 1.00%      -0.19%  to    -0.19%
                                                         LIBERTY SMALL COMPANY GROWTH VS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       82      $16.86565 to    $16.86565   $  1,386      0.01%         1.00 - 1.00%       1.69%  to     1.69%
December 31, 2004...      114      $16.58595 to    $16.58595   $  1,892      0.00%         1.00 - 1.00%      10.36%  to    10.36%
December 31, 2003...      152      $15.02855 to    $15.02855   $  2,278      0.00%         1.00 - 1.00%      36.51%  to    36.51%
                              Columbia Large Cap Growth Stock VS (available February 25, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,359      $10.45138 to    $10.47393   $ 14,238      0.68%         1.00 - 1.25%       3.81%  to     4.04%
                                                PRUDENTIAL SP WILLIAM BLAIR INTERNATIONAL GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    2,709      $11.94145 to    $12.18096   $ 32,672      0.56%         0.65 - 2.50%      13.49%  to    15.63%
December 31, 2004...    1,458      $10.52413 to    $10.53434   $ 15,350      0.00%         0.65 - 2.50%      33.82%  to    39.61%
December 31, 2003...    2,705      $ 7.53808 to    $ 7.87202   $ 23,292      0.00%         0.65 - 2.25%      36.02%  to    38.24%
December 31, 2002...      697      $ 5.69455 to    $ 9.58259   $  4,152      0.00%         0.65 - 2.40%     -23.24%  to    -0.50%
December 31, 2001...      274      $ 7.39046 to    $ 7.39046   $  2,024      0.11%         1.25 - 1.25%     -17.52%  to   -17.52%
                                                        GARTMORE GVIT DEVELOPING MARKETS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   17,521      $14.97909 to    $16.29013   $293,345      0.53%         0.65 - 2.50%      28.24%  to    30.66%
December 31, 2004...   15,105      $11.46381 to    $12.70271   $185,833      0.55%         0.65 - 2.50%      19.00%  to    27.03%
December 31, 2003...   16,007      $ 9.63331 to    $15.47360   $157,916      0.08%         0.65 - 2.40%      55.87%  to    58.66%
December 31, 2002...   12,059      $ 6.07155 to    $ 9.92698   $ 70,889      0.13%         0.65 - 2.40%     -10.27%  to    -0.09%
December 31, 2001...   14,095      $ 6.50081 to    $ 6.50081   $ 91,630      0.00%         1.25 - 1.25%      -8.26%  to    -8.26%
                                                          FIRST TRUST THE DOW TARGET 10
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,226      $ 9.83399 to    $10.14565   $ 11,614      0.00%         0.65 - 2.50%      -5.63%  to    -3.85%
December 31, 2004...    1,295      $10.55000 to    $10.42110   $ 12,754      0.00%         0.65 - 2.50%       4.21%  to    31.55%
December 31, 2003...      527      $ 8.01942 to    $12.04852   $  4,270      0.00%         1.00 - 1.25%      18.42%  to    18.72%
December 31, 2002...      624      $ 6.75516 to    $10.16862   $  4,218      0.00%         1.00 - 1.75%     -19.09%  to     0.20%
                                                         FIRST TRUST 10 UNCOMMON VALUES
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,468      $ 4.50117 to    $14.19739   $  7,002      0.00%         0.65 - 1.90%      -1.33%  to    -0.07%
December 31, 2004...    2,085      $ 4.50450 to    $14.38846   $  9,808      0.00%         0.65 - 1.90%       9.23%  to    10.62%
December 31, 2003...    2,247      $ 4.07190 to    $13.17279   $  9,486      0.00%         0.65 - 1.90%      34.35%  to    36.06%
December 31, 2002...    2,223      $ 2.99272 to    $ 9.80488   $  6,760      0.00%         0.65 - 1.90%     -37.26%  to    -0.24%
December 31, 2001...    2,255      $ 4.71642 to    $ 4.71642   $ 10,637      0.00%         1.25 - 1.25%     -36.54%  to   -36.54%
                                                            FIRST TRUST ENERGY SECTOR
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      178      $26.20508 to    $26.25795   $  4,661      0.00%         1.00 - 1.25%      47.27%  to    47.64%
December 31, 2004...      211      $17.78562 to    $17.79448   $  3,746      0.00%         1.00 - 1.25%      30.39%  to    30.72%
December 31, 2003...      209      $13.60587 to    $13.64716   $  2,839      0.00%         1.00 - 1.25%      30.08%  to    30.41%
December 31, 2002...      229      $10.43320 to    $10.48503   $  2,387      0.00%         1.00 - 1.75%      -5.47%  to     0.58%
                                                          FIRST TRUST FINANCAL SERVICES
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      231      $15.55762 to    $15.58893   #  3,599      0.00%         1.00 - 1.25%       6.80%  to     7.07%
December 31, 2004...      319      $14.56013 to    $14.56756   $  4,641      0.00%         1.00 - 1.25%      13.97%  to    14.26%
December 31, 2003...      374      $12.74336 to    $12.78215   $  4,761      0.00%         1.00 - 1.25%      31.34%  to    31.67%
December 31, 2002...      382      $ 9.67816 to    $ 9.72631   $  3,698      0.00%         1.00 - 1.75%     -15.24%  to    -0.33%
                                                         FIRST TRUST PHARMHEALTH SECTOR
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      282      $10.74296 to    $12.37366   $  3,062      0.00%         1.00 - 1.25%       9.90%  to    10.17%
December 31, 2004...      359      $ 9.75000 to    $11.26000   $  3,536      0.00%         1.00 - 1.25%      -1.92%  to    -1.71%
December 31, 2003...      412      $ 9.91681 to    $11.47981   $  4,119      0.00%         1.00 - 1.25%      18.16%  to    18.46%
December 31, 2002...      413      $ 8.37165 to    $ 9.70979   $  3,457      0.00%         1.00 - 1.75%     -29.05%  to    -0.35%
                                                             FIRST TRUST TECHNOLOGY
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      308      $ 4.96742 to    $ 4.96742   $  1,532      0.00%         1.00 - 1.00%       4.12%  to     4.12%
December 31, 2004...      355      $ 4.77077 to    $ 4.77077   $  1,694      0.00%         1.00 - 1.00%       0.19%  to     0.19%
December 31, 2003...      435      $ 4.76159 to    $ 4.76159   $  2,073      0.00%         1.00 - 1.00%      45.14%  to    45.14%
December 31, 2002...      451      $ 3.28064 to    $ 9.40269   $  1,478      0.00%         1.00 - 1.25%     -42.04%  to    -5.97%
                                                      FIRST TRUST GLOBAL DIVIDEND TARGET 15
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    2,795      $12.65511 to    $13.05592   $ 36,800      0.00%         0.65 - 2.50%       7.43%  to     9.46%
December 31, 2004...    1,858      $11.93000 to    $11.78007   $ 22,624      0.00%         0.65 - 2.50%      12.65%  to    17.80%
December 31, 2003...      286      $10.58760 to    $12.95598   $  3,049      0.00%         1.00 - 1.25%      32.43%  to    32.76%
December 31, 2002...      294      $ 7.97479 to    $ 9.77750   $  2,342      0.00%         1.00 - 1.75%     -15.55%  to    -0.27%

                                                                A67


                                        AT YEAR ENDED                                            FOR YEAR ENDED
                      --------------------------------------------------    -----------------------------------------------------
                        UNITS                                      NET      INVESTMENT
                     OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**      TOTAL RETURN***
                        (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST    LOWEST TO    HIGHEST
                     -----------     ------------------------   --------    ----------   ----------------    --------------------
                                                           FIRST TRUST NASDAQ TARGET 15
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       673      $10.78336 to    $11.01244   $  6,552      0.00%         0.65 - 1.90%      1.36%  to     2.65%
December 31, 2004...       748      $10.63850 to    $10.72820   $  7,024      0.00%         0.65 - 1.90%     19.52%  to    20.53%
December 31, 2003...       570      $ 8.90087 to    $ 8.90087   $  5,070      0.00%         1.00 - 1.00%     34.66%  to    34.66%
December 31, 2002...       621      $ 6.61001 to    $ 9.71492   $  4,107      0.00%         1.00 - 1.25%    -26.90%  to    -2.85%
                                                             FIRST TRUST S&P TARGET 24
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,716      $10.85174 to    $11.19548   $ 18,042      0.00%         0.65 - 2.50%      1.56%  to     3.48%
December 31, 2004...     1,433      $10.68490 to    $10.81888   $ 14,152      0.00%         0.65 - 2.50%      6.85%  to    48.18%
December 31, 2003...       757      $ 7.30103 to    $11.88873   $  5,553      0.00%         1.00 - 1.25%     22.55%  to    22.86%
December 31, 2002...       802      $ 5.94238 to    $ 9.69498   $  4,767      0.00%         1.00 - 1.75%    -15.46%  to    -0.37%
                                                              FIRST TRUST MANAGED VIP
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    15,096      $11.77287 to    $12.14584   $182,873      0.00%         0.65 - 2.50%      4.57%  to     6.55%
December 31, 2004...     9,571      $11.25812 to    $11.39923   $108,508      0.00%         0.65 - 2.50%     12.58%  to    36.28%
December 31, 2003...     2,175      $ 8.36444 to    $13.20277   $ 20,497      0.00%         1.00 - 1.25%     33.25%  to    33.58%
December 31, 2002...     1,908      $ 6.26166 to    $ 9.90268   $ 12,065      0.00%         1.00 - 1.75%    -21.79%  to    -0.12%
                                                         FIRST TRUST VALUE LINE TARGET 25
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     4,713      $14.75809 to    $15.07130   $ 54,045      0.00%         0.65 - 1.90%     17.44%  to    18.93%
December 31, 2004...     2,730      $12.67240 to    $12.56662   $ 21,764      0.00%         0.65 - 1.90%    292.72%  to   296.02%
December 31, 2003...     1,541      $ 3.19993 to    $ 3.19993   $  4,932      0.00%         1.00 - 1.00%     39.52%  to    39.52%
December 31, 2002...     1,300      $ 2.29353 to    $ 9.94323   $  2,982      0.00%         1.00 - 1.25%    -43.46%  to    -0.57%
                                             FIRST TRUST DOW TARGET DIVIDEND   (AVAILABLE MAY 2, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     5,988      $ 9.70374 to    $ 9.82689   $ 58,424      0.00%         0.65 - 2.50%     -2.94%  to    -1.73%
                                                      ProFund VP Asia 30
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     4,504      $11.77381 to    $14.99956   $ 68,490      0.30%         0.65 - 2.50%     16.53%  to    18.73%
December 31, 2004...     3,205      $12.63287 to    $10.10342   $ 40,955      0.29%         0.65 - 2.50%     -1.19%  to     1.03%
December 31, 2003...     3,845      $12.78466 to    $10.42506   $ 49,127      0.07%         0.65 - 2.25%      0.93%  to    63.85%
December 31, 2002...     2,392      $ 7.80251 to    $ 9.85819   $ 18,578      0.00%         0.65 - 2.40%    -14.75%  to    -0.17%
                                                                 PROFUND VP BANKS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       975      $11.23895 to    $12.20988   $ 11,872      2.58%         0.65 - 2.50%     -2.63%  to    -0.79%
December 31, 2004...     1,047      $11.54299 to    $12.30741   $ 13,102      0.45%         0.65 - 2.50%     11.04%  to    15.43%
December 31, 2003...       517      $11.08359 to    $12.78925   $  5,759      0.90%         0.65 - 2.40%     26.28%  to    28.55%
December 31, 2002...       673      $ 8.62229 to    $10.12736   $  5,781      0.00%         0.65 - 2.40%     -9.25%  to     0.15%
                                                                  PROFUND VP BEAR
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     6,309      $ 7.81248 to    $ 9.12581   $ 48,454      0.00%         0.65 - 2.50%     -3.82%  to    -2.00%
December 31, 2004...     3,448      $ 8.12302 to    $ 9.31230   $ 28,157      0.00%         0.65 - 2.50%    -12.53%  to   -10.87%
December 31, 2003...     5,783      $ 9.28716 to    $10.44809   $ 53,662      0.00%         0.65 - 2.50%    -25.08%  to    -7.13%
December 31, 2002...     5,917      $10.12449 to    $13.94621   $ 77,643      0.29%         0.65 - 2.40%      0.15%  to    20.03%
December 31, 2001...     3,060      $11.53643 to    $11.53643   $ 35,300      0.00%         1.25 - 1.25%     14.48%  to    14.48%
                                                             PROFUND VP BIOTECHNOLOGY
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     2,503      $ 9.38369 to    $17.03129   $ 25,003      0.00%         0.65 - 1.90%     16.98%  to    18.47%
December 31, 2004...     2,930      $ 7.92074 to    $14.55869   $ 24,751      0.00%         0.65 - 1.90%      7.64%  to     9.01%
December 31, 2003...     1,929      $ 7.26607 to    $13.52589   $ 14,279      0.00%         0.65 - 1.90%     37.13%  to    38.88%
December 31, 2002...     2,706      $ 5.23209 to    $ 9.86364   $ 14,212      0.00%         0.65 - 1.90%    -37.92%  to    -0.16%
December 31, 2001...     5,093      $ 8.36814 to    $ 8.36814   $ 42,621      0.00%         1.25 - 1.25%    -15.38%  to   -15.38%
                                                            PROFUND VP BASIC MATERIALS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     2,619      $12.38177 to    $12.40714   $ 34,114      0.06%         0.65 - 2.50%     -0.11%  to     1.77%
December 31, 2004...     2,088      $12.19078 to    $12.39593   $ 25,614      0.29%         0.65 - 2.50%      9.51%  to    23.96%
December 31, 2003...     4,606      $11.13250 to    $13.30914   $ 50,922      0.27%         0.65 - 2.15%     28.75%  to    30.72%
December 31, 2002...       455      $ 8.51605 to    $10.33389   $  3,852      0.00%         0.65 - 2.40%     -9.96%  to     0.40%
                                                               PROFUND VP ULTRABULL
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     4,472      $ 8.61103 to    $16.68766   $ 41,431      0.13%         0.65 - 1.90%      0.66%  to     1.94%
December 31, 2004...     8,988      $ 8.44700 to    $16.57769   $ 83,929      0.00%         0.65 - 1.90%     14.95%  to    16.41%
December 31, 2003...     7,766      $ 7.25597 to    $14.42210   $ 59,635      0.00%         0.65 - 1.90%     50.03%  to    51.94%
December 31, 2002...     7,379      $ 4.77567 to    $ 9.61301   $ 35,370      0.00%         0.65 - 1.90%    -36.52%  to    -0.47%
December 31, 2001...     7,629      $ 7.46998 to    $ 7.46998   $ 56,987      0.00%         1.25 - 1.25%    -23.84%       -23.84%

                                                                A68


                                        AT YEAR ENDED                                            FOR YEAR ENDED
                      --------------------------------------------------    ------------------------------------------------------
                        UNITS                                      NET      INVESTMENT
                     OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**      TOTAL RETURN***
                        (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST    LOWEST TO    HIGHEST
                     -----------     ------------------------   --------    ----------   ----------------    --------------------
                                                                  PROFUND VP BULL
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    20,272      $11.04492 to    $11.23459   $222,568      0.26%         0.65 - 2.50%      0.18%  to     2.07%
December 31, 2004...    26,232      $10.82090 to    $11.21483   $284,797      0.00%         0.65 - 2.50%      8.12%  to    12.15%
December 31, 2003...    13,721      $10.00845 to    $11.94242   $137,284      0.00%         0.65 - 2.40%     22.57%  to    24.77%
December 31, 2002...     7,700      $ 8.02152 to    $ 9.74304   $ 61,471      0.00%         0.65 - 2.40%    -13.28%  to    -0.31%
                                                           PROFUND VP CONSUMER SERVICES
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       349      $ 9.30453 to    $ 9.90834   $  3,521      0.00%         0.65 - 2.50%     -7.04%  to    -5.29%
December 31, 2004...     1,192      $ 9.82392 to    $10.65926   $ 11,879      0.00%         0.65 - 2.50%      6.59%  to     6.90%
December 31, 2003...       403      $ 9.18941 to    $11.59131   $  3,777      0.00%         0.65 - 2.40%     23.76%  to    25.97%
December 31, 2002...       473      $ 7.29472 to    $ 9.36626   $  3,439      0.00%         0.65 - 2.40%    -18.16%  to    -0.76%
                                                        PROFUND VP CONSUMER GOODS PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       630      $10.53789 to    $11.03962   $  6,913      0.34%         0.65 - 2.50%     -2.85%  to    -1.01%
December 31, 2004...       921      $10.64584 to    $12.20066   $  9,972      0.03%         0.65 - 2.40%      8.54%  to    14.30%
December 31, 2003...       245      $ 9.80789 to    $10.67427   $  2,406      0.38%         0.65 - 2.25%      1.48%  to    17.69%
December 31, 2002...       597      $ 8.33352 to    $ 9.89654   $  4,952      0.00%         0.65 - 2.40%    -11.19%  to    -0.12%
                                                               PROFUND VP OIL & GAS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     8,943      $15.53164 to    $17.61397   $148,186      0.00%         0.65 - 2.50%     28.04%  to    30.46%
December 31, 2004...     6,640      $11.90553 to    $13.75686   $ 85,038      0.00%         0.65 - 2.50%     28.51%  to    37.57%
December 31, 2003...     4,640      $ 9.26400 to    $12.06634   $ 44,342      0.00%         0.65 - 2.40%     19.34%  to    21.48%
December 31, 2002...     2,509      $ 7.62620 to    $10.11106   $ 19,240      0.00%         0.65 - 2.40%    -17.58%  to     0.13%
December 31, 2001...     2,299      $ 9.18755 to    $ 9.18755   $ 21,124      0.00%         1.25 - 1.25%     -7.66%  to    -7.66%
                                                               PROFUND VP EUROPE 30
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     7,481      $ 9.92756 to    $13.01970   $ 81,339      0.14%         0.65 - 2.50%      5.40%  to     7.39%
December 31, 2004...    10,431      $ 9.24454 to    $12.35313   $102,514      0.14%         0.65 - 2.50%     13.58%  to    23.53%
December 31, 2003...    12,852      $ 8.13940 to    $11.08926   $108,778      0.20%         0.65 - 2.25%      2.39%  to    37.83%
December 31, 2002...     2,902      $ 5.90556 to    $ 9.69157   $ 17,373      0.00%         0.65 - 2.40%    -26.25%  to    -0.37%
December 31, 2001...     5,712      $ 7.87427 to    $ 7.87427   $ 44,976      0.00%         1.25 - 1.25%    -25.18%  to   -25.18%
                                                               PROFUND VP FINANCIALS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     2,568      $11.38546 to    $11.39228   $ 31,419      0.72%         0.65 - 2.50%      1.39%  to     3.31%
December 31, 2004...     2,337      $11.02715 to    $13.33338   $ 27,138      0.28%         0.65 - 2.40%      7.38%  to     9.62%
December 31, 2003...     1,707      $10.05949 to    $12.41737   $ 17,791      0.17%         0.65 - 2.15%     26.21%  to    28.15%
December 31, 2002...     1,405      $ 7.84993 to    $ 9.83532   $ 11,125      0.00%         0.65 - 2.40%    -15.44%  to    -0.20%
December 31, 2001...     2,154      $ 9.21683 to    $ 9.21683   $ 19,854      0.00%         1.25 - 1.25%     -7.38%  to    -7.38%
                                                          PROFUND VP U.S. GOVERNMENT PLUS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     7,185      $11.44316 to    $13.11433   $ 89,133      2.31%         0.65 - 2.50%      6.29%  to     8.31%
December 31, 2004...     3,732      $10.23058 to    $12.10868   $ 43,240      0.86%         0.65 - 2.40%      5.28%  to     7.48%
December 31, 2003...     3,342      $ 9.71767 to    $11.26614   $ 36,696      3.92%         0.65 - 2.15%     -4.64%  to    -3.18%
December 31, 2002...    10,741      $10.18762 to    $11.63614   $124,290      1.63%         0.65 - 2.40%     10.98%  to     0.23%
                                                              PROFUND VP HEALTH CARE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     5,511      $ 9.04054 to    $10.97896   $ 53,879      0.00%         0.65 - 2.50%      3.37%  to     5.33%
December 31, 2004...     4,053      $ 8.58298 to    $10.97696   $ 37,119      0.00%         0.65 - 2.40%     -0.10%  to     1.70%
December 31, 2003...     2,642      $ 8.43984 to    $10.98801   $ 23,349      0.00%         0.65 - 2.40%     14.61%  to    16.66%
December 31, 2002...     1,863      $ 7.23445 to    $ 9.58752   $ 13,632      0.00%         0.65 - 2.40%    -23.19%  to    -0.50%
December 31, 2001...     3,489      $ 9.35186 to    $ 9.35186   $ 32,630      0.00%         1.25 - 1.25%     -6.11%  to    -6.11%
                                                  PROFUND VP HIGH YIELD   (AVAILABLE MAY 2, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     3,308      $10.54502 to    $10.63499   $ 35,001      3.74%         0.65 - 1.90%      5.47%  to     6.36%
                                                              PROFUND VP INDUSTRIALS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       828      $11.65524 to    $12.02792   $ 10,102      0.00%         0.65 - 2.50%     -0.12%  to     1.77%
December 31, 2004...       808      $11.45243 to    $12.04227   $  9,459      0.00%         0.65 - 2.50%     12.48%  to    20.42%
December 31, 2003...     1,160      $10.18189 to    $12.81438   $ 11,752      0.00%         0.65 - 2.15%     25.64%  to    27.57%
December 31, 2002...       143      $ 7.98170 to    $10.19613   $  1,134      0.00%         0.65 - 2.40%    -13.55%  to     0.24%
                                                                PROFUND VP INTERNET
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,329      $19.61413 to    $20.90237   $ 25,339      0.00%         0.65 - 1.90%      5.40%  to     6.74%
December 31, 2004...     2,334      $18.37524 to    $19.83065   $ 41,983      0.00%         0.65 - 1.90%     18.95%  to    20.47%
December 31, 2003...       986      $15.25273 to    $16.67093   $ 14,857      0.00%         0.65 - 1.90%     74.61%  to    76.83%
December 31, 2002...     3,366      $ 8.62559 to    $ 9.54758   $ 28,884      0.00%         0.65 - 1.90%     -9.23%  to    -0.55%

                                                                A69


                                        AT YEAR ENDED                                            FOR YEAR ENDED
                      --------------------------------------------------    -----------------------------------------------------
                        UNITS                                      NET      INVESTMENT
                     OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**      TOTAL RETURN***
                        (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST    LOWEST TO    HIGHEST
                     -----------     ------------------------   --------    ----------   ----------------    --------------------
                                                                 PROFUND VP JAPAN
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     9,016      $13.81772 to    $14.27008   $129,124       0.00%        0.65 - 2.50%     38.25%  to    40.86%
December 31, 2004...     2,766      $ 9.80926 to    $13.25999   $ 27,662       0.00%        0.65 - 2.40%      4.68%  to     6.86%
December 31, 2003...     2,740      $ 9.17953 to    $12.66775   $ 25,192       0.00%        0.65 - 2.15%     24.05%  to    25.95%
December 31, 2002...       424      $ 7.28809 to    $10.20853   $  3,073       0.00%        0.65 - 2.40%    -18.20%  to     0.25%
                                                            PROFUND VP PRECIOUS METALS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     7,464      $12.49053 to    $15.17761   $113,120       0.00%        0.65 - 2.50%     23.15%  to    25.48%
December 31, 2004...     5,015      $10.14273 to    $12.09584   $ 60,442       0.00%        0.65 - 2.50%    -12.17%  to   -10.50%
December 31, 2003...     5,643      $11.54866 to    $13.51554   $ 76,189       0.00%        0.65 - 2.50%     15.49%  to    38.33%
December 31, 2002...     5,721      $ 9.77068 to    $11.29521   $ 55,648       0.00%        0.65 - 2.40%     -1.54%  to     1.56%
                                                             PROFUND VP MID-CAP GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    12,852      $12.01395 to    $12.02225   $155,726       0.00%        0.65 - 2.50%      8.45%  to    10.50%
December 31, 2004...     6,821      $10.87246 to    $11.08578   $ 75,036       0.00%        0.65 - 2.50%     10.36%  to    10.86%
December 31, 2003...     4,689      $ 9.85186 to    $12.24894   $ 46,543       0.00%        0.65 - 2.40%     24.84%  to    27.08%
December 31, 2002...     1,952      $ 7.75273 to    $ 9.81179   $ 15,065       0.00%        0.65 - 2.40%    -15.08%  to    -0.23%
                                                             PROFUND VP MID-CAP VALUE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     7,507      $12.91090 to    $12.96407   $ 99,111       0.00%        0.65 - 2.50%      6.13%  to     8.14%
December 31, 2004...    10,344      $11.98840 to    $12.16502   $125,392       0.00%        0.65 - 2.50%     15.21%  to    21.65%
December 31, 2003...     4,742      $10.40614 to    $13.32549   $ 50,523       0.00%        0.65 - 2.40%     34.86%  to    32.49%
December 31, 2002...     1,623      $ 7.71623 to    $10.05794   $ 12,488       0.00%        0.65 - 2.40%    -15.33%  to     0.07%
                                                            PROFUND VP PHARMACEUTICALS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,378      $ 7.79007 to    $ 8.82252   $ 10,783       0.29%        0.65 - 2.50%     -6.21%  to    -4.44%
December 31, 2004...     1,435      $ 8.15189 to    $ 8.78326   $ 11,802       0.00%        0.65 - 2.40%    -11.40%  to    -9.81%
December 31, 2003...     1,316      $ 9.03855 to    $ 9.91382   $ 11,850       0.00%        0.65 - 2.40%      3.06%  to     4.91%
December 31, 2002...       398      $ 8.61559 to    $ 9.61936   $  3,413       0.00%        0.65 - 2.40%     -9.29%  to    -0.46%
                                                              PROFUND VP REAL ESTATE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,949      $13.55256 to    $19.09812   $ 34,432       2.04%        0.65 - 2.50%      4.09%  to     6.06%
December 31, 2004...     4,720      $13.02029 to    $18.00747   $ 79,438       1.89%        0.65 - 2.50%     26.37%  to    30.20%
December 31, 2003...     2,564      $13.29130 to    $14.24964   $ 35,196       2.00%        0.65 - 2.15%     30.29%  to    32.29%
December 31, 2002...     1,997      $10.19823 to    $10.77187   $ 20,865       4.67%        0.65 - 2.40%     -0.63%  to     0.24%
December 31, 2001...     3,593      $10.76300 to    $10.76300   $ 38,670       0.00%        1.25 - 1.25%      7.19%  to     7.19%
                                                        PROFUND VP RISING RATES OPPORTUNITY
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    11,309      $ 6.22921 to    $ 7.43736   $ 72,023       0.00%        0.65 - 2.50%    -10.19%  to    -8.49%
December 31, 2004...    16,152      $ 6.80694 to    $ 8.28113   $112,263       0.00%        0.65 - 2.50%    -17.19%  to   -11.47%
December 31, 2003...     5,316      $ 7.68911 to    $ 9.06711   $ 41,218       0.00%        0.65 - 2.40%     -6.41%  to    -4.74%
December 31, 2002...       890      $ 8.07133 to    $ 9.68855   $  7,168       0.00%        0.65 - 2.40%    -12.95%  to    -0.38%
                                                                  PROFUND VP OTC
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    11,466      $ 5.54081 to    $10.62917   $ 89,367       0.00%        0.65 - 2.50%     -2.32%  to    -0.47%
December 31, 2004...    20,721      $ 5.56695 to    $10.88139   $156,073       0.00%        0.65 - 2.50%      7.82%  to     8.81%
December 31, 2003...    25,158      $ 5.16310 to    $13.43592   $153,444       0.00%        0.65 - 2.15%     43.59%  to    45.79%
December 31, 2002...    20,541      $ 3.54138 to    $ 9.35410   $ 75,788       0.00%        0.65 - 2.40%    -39.02%  to    -0.78%
December 31, 2001...    11,681      $ 5.76592 to    $ 5.76592   $ 67,353       0.00%        1.25 - 1.25%    -39.90%  to   -39.90%
                                                             PROFUND VP SEMICONDUCTOR
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,778      $ 7.93141 to    $12.73195   $ 13,685       0.00%        0.65 - 1.90%      6.58%  to     7.94%
December 31, 2004...     1,507      $ 7.34818 to    $11.94555   $ 10,853       0.00%        0.65 - 1.90%    -25.00%  to   -24.04%
December 31, 2003...     1,915      $ 9.67397 to    $15.92764   $ 18,307       0.00%        0.65 - 1.90%     84.74%  to    87.10%
December 31, 2002...       737      $ 5.17062 to    $ 8.62152   $  3,789       0.00%        0.65 - 1.90%    -32.42%  to    -1.66%
                                                            PROFUND VP SMALL-CAP GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    13,797      $12.77991 to    $13.14465   $184,753       0.00%        0.65 - 2.50%      4.86%  to     6.84%
December 31, 2004...    16,741      $12.18762 to    $12.30294   $208,744       0.00%        0.65 - 2.50%     19.02%  to    21.88%
December 31, 2003...    14,600      $10.33685 to    $12.97770   $153,408       0.00%        0.65 - 2.40%     31.10%  to    33.45%
December 31, 2002...     3,108      $ 7.74608 to    $ 9.89931   $ 23,968       0.00%        0.65 - 2.40%    -15.13%  to    -0.12%
                                              PROFUND VP SHORT MID-CAP (AVAILABLE NOVEMBER 22, 2004)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       472      $ 8.61142 to    $ 8.73367   $  4,080       0.00%        0.65 - 1.90%    -11.18%  to   -10.05%
December 31, 2004...        53      $ 9.69807 to    $ 9.70092   $    515       0.00%        1.00 - 1.65%     -0.35%  to    -0.34%

                                                                A70


                                        AT YEAR ENDED                                            FOR YEAR ENDED
                      --------------------------------------------------    -----------------------------------------------------
                        UNITS                                      NET      INVESTMENT
                     OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**      TOTAL RETURN***
                        (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST    LOWEST TO    HIGHEST
                     -----------     ------------------------   --------    ----------   ----------------    --------------------
                                                                PROFUND VP SHORT OTC
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     5,301      $ 6.10193 to    $ 8.07924   $ 31,249       0.00%        0.65 - 2.50%     -1.70%  to     0.16%
December 31, 2004...     2,547      $ 5.53538 to    $ 6.09211   $ 15,078       0.00%        0.65 - 2.40%    -13.25%  to   -11.69%
December 31, 2003...     4,453      $ 6.38053 to    $ 6.89824   $ 30,229       0.76%        0.65 - 2.40%    -38.81%  to   -37.71%
December 31, 2002...     1,274      $10.42770 to    $11.07498   $ 14,028       0.00%        0.65 - 2.40%      7.22%  to     0.52%
                                              PROFUND VP SHORT SMALL-CAP (AVAILABLE NOVEMBER 22, 2004)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       726      $ 9.08360 to    $ 9.21260   $  6,654       0.00%        0.65 - 1.90%     -4.76%  to    -3.55%
December 31, 2004...       268      $ 9.54341 to    $ 9.54061   $  2,559       0.00%        1.00 - 1.65%     -0.53%  to    -0.52%
                                                             PROFUND VP SMALL-CAP VALUE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     4,740      $11.77792 to    $12.66318   $ 61,212       0.00%        0.65 - 2.50%      1.40%  to     3.32%
December 31, 2004...    14,281      $11.39922 to    $12.48776   $175,602       0.00%        0.65 - 2.50%     19.34%  to    24.88%
December 31, 2003...    14,978      $ 9.55207 to    $13.33056   $147,142       0.00%        0.65 - 2.40%     31.45%  to    33.81%
December 31, 2002...     4,098      $ 7.13873 to    $10.14115   $ 29,161       0.00%        0.65 - 2.40%    -19.21%  to     0.17%
                                                                PROFUND VP TECHNOLOGY
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     2,697      $ 5.06142 to    $12.90161   $ 15,241       0.60%        0.65 - 1.90%     -0.69%  to     0.57%
December 31, 2004...     3,442      $ 5.03294 to    $12.99168   $ 19,542       0.00%        0.65 - 1.90%     -2.33%  to    -1.08%
December 31, 2003...     3,795      $ 5.08790 to    $13.30122   $ 20,788       0.00%        0.65 - 1.90%     43.19%  to    45.02%
December 31, 2002...     3,619      $ 3.50847 to    $ 9.28896   $ 13,171       0.00%        0.65 - 1.90%    -41.07%  to    -0.86%
December 31, 2001...     2,524      $ 5.91069 to    $ 5.91069   $  4,137       0.00%        1.25 - 1.25%    -38.54%  to   -38.54%
                                                            PROFUND VP TELECOMMUNICATIONS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,289      $ 4.78437 to    $11.37557   $  8,800       2.21%        0.65 - 2.50%     -8.97%  to    -7.25%
December 31, 2004...     2,863      $ 5.15817 to    $12.49641   $ 17,888       1.22%        0.65 - 2.50%     14.81%  to    24.96%
December 31, 2003...     1,363      $ 4.49290 to    $10.05273   $  7,490       0.00%        0.65 - 2.15%      0.26%  to     1.80%
December 31, 2002...     3,677      $ 4.41367 to    $10.02378   $ 16,791       0.00%        0.65 - 2.40%    -38.24%  to     0.03%
December 31, 2001...       583      $ 7.09512 to    $ 7.09512   $ 95,663       0.00%        1.25 - 1.25%    -27.38%  to   -27.38%
                                                               PROFUND VP ULTRAMID-CAP
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     5,482      $14.43434 to    $15.87782   $ 87,663       0.00%        0.65 - 2.50%     14.96%  to    17.13%
December 31, 2004...     6,891      $12.32354 to    $13.81214   $ 88,422       0.00%        0.65 - 2.50%     26.87%  to    38.12%
December 31, 2003...     3,833      $ 9.71365 to    $16.36516   $ 38,352       0.00%        0.65 - 2.40%     66.02%  to    68.99%
December 31, 2002...     3,050      $ 5.74812 to    $ 9.85757   $ 17,448       0.00%        0.65 - 2.40%    -28.54%  to    -0.17%
                                                                 PROFUND VP ULTRAOTC
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    55,242      $ 1.30702 to    $18.28341   $ 96,201       0.00%        0.65 - 1.90%     -5.58%  to    -4.38%
December 31, 2004...    80,485      $ 1.36684 to    $19.36302   $146,750       0.00%        0.65 - 1.90%     11.93%  to    13.36%
December 31, 2003...    77,398      $ 1.20574 to    $17.29931   $110,190       0.00%        0.65 - 1.90%     98.82%  to    98.82%
December 31, 2002...    73,515      $ 0.59883 to    $ 8.70112   $ 45,937       0.00%        0.65 - 1.90%    -69.15%  to    -1.57%
December 31, 2001...    50,125      $ 1.90850 to    $ 1.90850   $ 83,741       0.00%        1.25 - 1.25%    -69.16%  to   -69.16%
                                                              PROFUND VP ULTRASMALL-CAP
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     3,107      $12.40722 to    $24.45672   $ 39,714       0.00%        0.65 - 1.90%     -2.10%  to    -0.86%
December 31, 2004...    12,861      $12.51485 to    $24.98207   $173,324       0.00%        0.65 - 1.90%     28.58%  to    30.22%
December 31, 2003...     8,428      $ 9.61073 to    $19.42973   $ 83,335       0.00%        0.65 - 1.90%     95.67%  to    98.16%
December 31, 2002...     6,340      $ 4.85002 to    $ 9.92993   $ 30,346       0.00%        0.65 - 1.90%    -42.98%  to    -0.08%
December 31, 2001...    10,010      $ 8.36529 to    $ 8.36529   $ 14,920       0.00%        1.25 - 1.25%     -8.91%  to    -8.91%
                                                                PROFUND VP UTILITIES
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     6,383      $10.07028 to    $13.74600   $ 75,840       0.68%        0.65 - 2.50%     10.24%  to    12.33%
December 31, 2004...     5,238      $ 8.96510 to    $12.46874   $ 51,953       1.01%        0.65 - 2.50%     20.29%  to    24.69%
December 31, 2003...     2,838      $ 7.45318 to    $12.59701   $ 22,638       2.27%        0.65 - 2.15%     18.76%  to    20.58%
December 31, 2002...     4,114      $ 6.18117 to    $10.60389   $ 26,021       0.00%        0.65 - 2.40%    -24.43%  to     0.73%
December 31, 2001...     1,589      $ 8.12156 to    $ 8.12156   $ 12,908       0.00%        1.25 - 1.25%    -17.70%  to   -17.70%
                                              PROFUND VP LARGE-CAP GROWTH (AVAILABLE NOVEMBER 22, 2004)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     8,052      $10.20039 to    $10.41581   $ 83,058       0.00%        0.65 - 2.50%     -1.58%  to     0.28%
December 31, 2004...       337      $10.36577 to    $10.38693   $  3,498       0.00%        0.65 - 2.40%      0.42%  to     0.44%
                                              PROFUND VP LARGE-CAP VALUE (AVAILABLE NOVEMBER 22, 2004)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     7,437      $10.40456 to    $10.62437   $ 78,232       0.00%        0.65 - 2.50%      0.46%  to     2.36%
December 31, 2004...       440      $10.37933 to    $10.35694   $  4,561       0.00%        0.65 - 2.40%      0.41%  to     0.44%

                                                                A71


                                        AT YEAR ENDED                                           FOR YEAR ENDED
                     ---------------------------------------------------    ----------------------------------------------------
                       UNITS                                      NET       INVESTMENT
                    OUTSTANDING           UNIT VALUE             ASSETS       INCOME      EXPENSE RATIO**      TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST      (000S)       RATIO*     LOWEST - HIGHEST   LOWEST TO     HIGHEST
                    -----------     ------------------------   ---------    ----------   ----------------   ---------------------
                                                                     RYDEX NOVA
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,194      $ 6.79147 to    $15.13531   $   7,743       0.31%        0.65 - 1.65%     2.26%  to      3.29%
December 31, 2004...    1,584      $ 6.57506 to    $14.80144   $  10,006       0.05%        0.65 - 1.65%    13.87%  to    165.58%
December 31, 2003...    2,051      $ 5.57318 to    $ 5.77394   $  11,452       0.00%        0.65 - 1.40%    37.24%  to     38.28%
December 31, 2002...    2,806      $ 4.17539 to    $ 9.58577   $  11,407       5.02%        0.65 - 2.15%   -36.14%  to     -0.50%
December 31, 2001...    3,991      $ 6.40777 to    $ 6.40777   $  25,571       8.28%        1.25 - 1.25%   -24.65%  to    -24.65%
                                                                     RYDEX OTC
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    4,874      $ 6.49742 to    $14.31564   $  30,222       0.00%        0.65 - 1.65%    -0.55%  to      0.46%
December 31, 2004...    6,736      $ 6.46788 to    $14.39508   $  41,864       0.00%        0.65 - 1.65%     7.54%  to      8.63%
December 31, 2003...    8,737      $ 5.95385 to    $13.38605   $  50,307       0.00%        0.65 - 1.65%    43.02%  to     44.47%
December 31, 2002...   11,072      $ 4.12119 to    $ 9.35418   $  44,381       0.00%        0.65 - 2.15%   -39.25%  to     -0.78%
December 31, 2001...   15,866      $ 6.64760 to    $ 6.64760   $ 105,471       0.00%        1.25 - 1.25%   -36.09%  to   - 36.09%
                                                                     RYDEX URSA
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      125      $ 6.56305 to    $ 9.67905   $   1,181       0.00%        1.00 - 1.65%    -2.40%  to     -1.76%
December 31, 2004...      149      $ 9.62902 to    $ 9.85245   $   1,435       0.00%        1.00 - 1.40%   -11.47%  to    -11.11%
December 31, 2003...      186      $10.87639 to    $11.08367   $   2,028       0.00%        1.00 - 1.40%   -24.72%  to    -24.41%
December 31, 2002...      240      $10.13510 to    $14.85376   $   3,468       1.08%        0.65 - 2.15%    20.85%  to      0.16%
December 31, 2001...      351      $12.04532 to    $12.04532   $   4,234       6.29%        1.25 - 1.25%    13.38%  to     13.38%
                                                               AIM V.I. DYNAMICS FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    5,600      $10.48172 to    $12.55791   $  60,680       0.00%        0.65 - 2.50%     7.96%  to     10.00%
December 31, 2004...    7,133      $ 9.52867 to    $11.63192   $  70,632       0.00%        0.65 - 2.50%    12.60%  to     16.32%
December 31, 2003...    9,813      $ 8.46233 to    $13.04653   $  85,022       0.00%        0.65 - 2.40%    34.52%  to     36.93%
December 31, 2002...   10,278      $ 6.18018 to    $ 9.69882   $  62,724       0.00%        0.65 - 2.40%   -32.34%  to     -0.36%
December 31, 2001...   13,392      $ 8.98285 to    $ 8.98285   $ 120,295       0.00%        1.25 - 1.25%   -32.10%  to    -32.10%
                                                          AIM V.I. FINANCIAL SERVICES FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    5,702      $11.44169 to    $15.68589   $  81,547       1.50%        0.65 - 2.50%     3.27%  to      5.22%
December 31, 2004...    6,188      $11.07969 to    $14.90782   $  86,730       0.66%        0.65 - 2.50%     7.97%  to     10.80%
December 31, 2003...    7,447      $12.53928 to    $13.80766   $  98,078       0.51%        0.65 - 2.40%    26.47%  to     28.74%
December 31, 2002...    8,207      $ 9.91457 to    $10.72535   $  85,333       0.48%        0.65 - 2.40%   -15.45%  to     -0.10%
December 31, 2001...   11,612      $12.47539 to    $12.47539   $ 144,865       0.22%        1.25 - 1.25%   -11.15%  to    -11.15%
                                                             AIM V.I. HEALTH CARE FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    8,909      $11.99567 to    $13.99520   $ 116,595       0.00%        0.65 - 2.50%     5.45%  to      7.45%
December 31, 2004...    9,914      $11.37535 to    $13.02517   $ 122,422       0.00%        0.65 - 2.50%     6.87%  to     13.75%
December 31, 2003...   11,072      $10.85273 to    $12.18804   $ 129,595       0.00%        0.65 - 2.25%     8.53%  to     26.95%
December 31, 2002...   12,425      $ 9.50807 to    $ 9.60053   $ 115,835       0.00%        0.65 - 2.40%   -24.94%  to     -0.59%
December 31, 2001...   17,419      $12.57903 to    $12.57903   $ 219,116       0.33%        1.25 - 1.25%   -13.81%  to    -13.81%
                                                             AIM V.I. - TECHNOLOGY FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   13,665      $ 5.45039 to    $13.73947   $  72,366       0.00%        0.65 - 1.90%     0.24%  to      1.51%
December 31, 2004...   18,010      $ 5.36926 to    $13.70690   $  94,451       0.00%        0.65 - 1.90%     2.64%  to      3.95%
December 31, 2003...   18,239      $ 5.16515 to    $13.35425   $  92,924       0.00%        0.65 - 1.90%    42.53%  to     44.34%
December 31, 2002...   19,761      $ 3.57837 to    $ 9.36955   $  69,602       0.00%        0.65 - 1.90%   -47.19%  to     -0.76%
December 31, 2001...   26,653      $ 6.66352 to    $ 6.66352   $ 177,600       0.00%        1.25 - 1.25%   -39.68%  to    -39.68%
                                                          WFVT ADVANTAGE ASSET ALLOCATION
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    5,123      $11.53381 to    $23.41668   $ 119,014       2.03%        1.40 - 2.25%     2.63%  to      3.52%
December 31, 2004...    6,331      $11.23801 to    $22.62013   $ 142,216       2.00%        1.40 - 2.25%     7.81%  to     12.38%
December 31, 2003...    7,245      $11.75271 to    $20.98180   $ 151,438       1.73%        1.40 - 1.90%    19.78%  to     20.39%
December 31, 2002...    8,340      $ 9.80923 to    $17.42864   $ 145,328       3.00%        1.40 - 2.15%   -14.07%  to     -0.23%
December 31, 2001...   10,329      $20.28233 to    $20.28233   $ 209,489       1.58%        1.25 - 1.25%    -8.26%  to     -8.26%
                                                            WFVT ADVANTAGE EQUITY INCOME
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    2,707      $11.92936 to    $18.60046   $  31,523       1.45%        0.65 - 2.50%     2.75%  to      4.69%
December 31, 2004...    2,903      $11.61020 to    $17.76678   $  31,951       1.64%        0.65 - 2.50%    10.36%  to     16.10%
December 31, 2003...    2,328      $15.28644 to    $16.09924   $  23,153       1.58%        0.65 - 2.25%    23.37%  to     25.39%
December 31, 2002...    1,601      $ 9.89706 to    $12.83930   $  12,284       1.70%        0.65 - 2.40%   -19.79%  to     -0.12%
December 31, 2001...    1,020      $ 9.36951 to    $ 9.36951   $   9,556       1.05%        1.25 - 1.25%    -6.74%  to     -6.74%
                                                         WFVT ADVANTAGE C&B LARGE CAP VALUE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,934      $ 9.61029 to    $ 9.66390   $  17,885       0.76%        0.65 - 2.25%     0.79%  to      2.44%
December 31, 2004...    2,343      $ 9.43398 to    $ 9.53473   $  21,281       1.58%        0.65 - 2.25%     8.71%  to     10.50%
December 31, 2003...    2,644      $ 8.53761 to    $ 8.77041   $  21,792       1.51%        0.65 - 2.25%    22.74%  to     24.75%
December 31, 2002...    3,054      $ 6.84372 to    $ 9.96567   $  20,215       1.22%        0.65 - 2.40%   -24.58%  to     -0.04%
December 31, 2001...    3,706      $ 8.82553 to    $ 8.82553   $  32,706       0.59%        1.25 - 1.25%    -7.70%  to     -7.70%

                                                                A72


                                       AT YEAR ENDED                                             FOR YEAR ENDED
                     --------------------------------------------------    ------------------------------------------------------
                       UNITS                                      NET      INVESTMENT
                    OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**       TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST     LOWEST TO    HIGHEST
                    -----------     ------------------------   --------    ----------   ----------------     --------------------
                                              WFVT ADVANTAGE LARGE COMPANY CORE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   1,406       $10.55130 to    $17.28105   $ 24,242       0.50%        1.40 - 2.00%      -4.19%  to    -3.60%
December 31, 2004...   1,873       $11.01271 to    $17.92732   $ 33,512       0.00%        1.40 - 2.00%       6.86%  to    10.13%
December 31, 2003...   2,374       $11.65063 to    $16.77690   $ 39,779       0.00%        1.40 - 1.65%      21.55%  to    21.86%
December 31, 2002...   2,940       $ 9.57946 to    $13.76777   $ 40,473       0.12%        1.40 - 2.15%     -26.88%  to    -0.51%
December 31, 2001...   3,784       $18.82884 to    $18.82884   $ 71,245       0.01%        1.25 - 1.25%     -20.34%  to   -20.34%
                                              WFVT ADVANTAGE INTERNATIONAL CORE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     289       $ 8.48386 to    $14.54433   $  2,650       1.87%        1.40 - 2.15%       7.32%  to     8.14%
December 31, 2004...     327       $ 7.84507 to    $13.55206   $  2,802       0.22%        1.40 - 2.15%       6.66%  to     8.09%
December 31, 2003...     309       $ 7.25760 to    $12.70566   $  2,409       0.32%        1.40 - 1.65%      29.29%  to    29.62%
December 31, 2002...     261       $ 5.59914 to    $ 9.82123   $  1,479       0.19%        1.40 - 2.15%     -24.00%  to    -0.22%
December 31, 2001...     205       $ 7.36703 to    $ 7.36703   $  1,512       0.02%        1.25 - 1.25%     -17.27%  to   -17.27%
                                             WFVT ADVANTAGE LARGE COMPANY GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   1,456       $ 8.59302 to    $10.87742   $ 13,023       0.18%        1.40 - 2.00%       3.59%  to     4.23%
December 31, 2004...   1,767       $ 8.24000 to    $10.50024   $ 15,147       0.00%        1.40 - 2.00%       1.75%  to     5.00%
December 31, 2003...   1,879       $ 8.09835 to    $11.59446   $ 15,554       0.00%        1.40 - 1.90%      23.89%  to    24.52%
December 31, 2002...   1,746       $ 6.50377 to    $ 9.35612   $ 11,379       0.00%        1.40 - 2.15%     -29.02%  to    -0.78%
December 31, 2001...   1,900       $ 9.16312 to    $ 9.16312   $ 17,414       0.00%        1.25 - 1.25%     -21.99%  to   -21.99%
                                                 WFVT ADVANTAGE MONEY MARKET
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   2,115       $ 9.86463 to    $12.75216   $ 26,963       2.47%        1.40 - 1.65%       0.85%  to     1.11%
December 31, 2004...   2,746       $ 9.78121 to    $12.61236   $ 34,621       0.68%        1.40 - 1.65%      -0.96%  to    -0.70%
December 31, 2003...   3,678       $ 9.87554 to    $12.70171   $ 46,714       0.52%        1.40 - 1.65%      -1.16%  to    -0.91%
December 31, 2002...   5,391       $ 9.98520 to    $12.81783   $ 69,107       1.24%        1.40 - 2.15%      -0.16%  to    -0.02%
December 31, 2001...   5,952       $12.83871 to    $12.83871   $ 76,417       3.53%        1.25 - 1.25%       2.28%  to     2.28%
                                               WFVT ADVANTAGE SMALL CAP GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     530       $ 9.42126 to    $15.80703   $  5,212       0.00%        1.40 - 1.90%       4.23%  to     4.76%
December 31, 2004...     636       $ 8.99000 to    $15.16544   $  5,946       0.00%        1.40 - 1.90%      11.28%  to    12.17%
December 31, 2003...     735       $ 8.01738 to    $13.62765   $  6,050       0.00%        1.40 - 1.65%      39.92%  to    40.28%
December 31, 2002...     778       $ 5.71536 to    $ 9.73357   $  4,454       0.00%        1.40 - 2.15%     -39.08%  to    -0.32%
December 31, 2001...     901       $ 9.38223 to    $ 9.38223   $  8,450       0.00%        1.25 - 1.25%     -25.44%  to   -25.44%
                                              WFVT ADVANTAGE TOTAL RETURN BOND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   1,329       $10.24238 to    $13.44215   $ 17,781       3.62%        1.40 - 2.25%      -0.44%  to     0.43%
December 31, 2004...   1,600       $10.28716 to    $13.38474   $ 21,323       3.44%        1.40 - 2.25%       2.87%  to     2.99%
December 31, 2003...   2,027       $10.85859 to    $12.99668   $ 26,285       3.24%        1.40 - 1.90%       6.36%  to     6.90%
December 31, 2002...   2,452       $10.20667 to    $12.15811   $ 29,806       6.11%        1.40 - 2.15%       0.25%  to     6.24%
December 31, 2001...   2,979       $11.44402 to    $11.44402   $ 34,087       6.19%        1.25 - 1.25%       5.91%  to     5.91%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**   These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the
     Account, the total return is calculated for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

                                      A73

NOTE 8:   CONTRACT CHARGES/FEATURES

          Each Annuity funded through the Separate Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Separate Account, while others are deducted either annually or at the time that certain transactions are made.

          INSURANCE CHARGE - The Insurance Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Separate Account. The Insurance Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. Prior to the consolidation of Separate Account B (described in Note 6), the level of Insurance Charge determined which separate account was used to fund the particular annuity.

          The following Insurance Charge levels apply to each Annuity product, as listed.

          INSURANCE CHARGE    ANNUITY PRODUCT NAME
          ----------------    --------------------
          0.65%               Choice, Choice 2000, ASAP III, XTra Credit SIX, Stagecoach ASAP III, Stagecoach Xtra Credit SIX,
                              Optimum, Optimum Plus
          1.00%               AS Impact, Defined Investments Annuity, Galaxy III
          1.25%               ASAIA, ASVIA
          1.40%               PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex, ASL,
                              Stagecoach Flex, ASL Premier, XTra Credit Stagecoach Extra Credit, Harvester XTra Credit, XTra
                              Credit Premier XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach Variable
                              Annuity, Stagecoach VA+
          1.65%               Apex II, ASL II, ASL II Premier, Stagecoach APEX II, Optimum Four
          2.25%               ASAIA w/ Guarantee

          DISTRIBUTION CHARGE - The Distribution Charge is deducted by the Separate Account on four American Skandia annuity contracts. The Distribution Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. The charge is deducted for the number of years indicated below and then no longer applies.

          DISTRIBUTION CHARGE     ANNUITY PRODUCT NAME                                          PERIOD DEDUCTED
          -------------------     --------------------                                          ---------------
          0.60%                   ASAP III, Stagecoach ASAP III, Optimum                        Annuity Years 1-8 only
          1.00%                   XTra Credit SIX, Stagecoach XTra Credit SIX, Optimum Plus     Annuity Years 1-10 only

          ANNUAL MAINTENANCE FEE - An Annual Maintenance Fee of up to $35 is deducted at the end of each Annuity Year and upon surrender of the Annuity. The Annual Maintenance Fee on certain contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the Account Value of the Annuity on the anniversary date when the charge is deducted.

          TRANSFER FEES - Transfer Fees are charged at a rate of $10 for each transfer after the 20th in each Annuity Year, as set forth in the respective prospectuses.

          CONTINGENT DEFERRED SALES CHARGES - Contingent Deferred Sales Charges may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, Contingent Deferred Sales Charges will apply for a maximum number of years depending on the type of contract. The maximum number of years may be based on the number of years since each Purchase Payment is applied or from the issue date of the Annuity. Certain annuities do not deduct a Contingent Deferred Sales Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Contingent Deferred Sales Charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each Annuity Year.

          PREMIUM TAXES - Some states and municipalities impose premium taxes, which currently range up to 3.5% on Variable Immediate Annuity contracts.

          OPTIONAL BENEFIT CHARGES - Prior to November 18, 2002, American Skandia offered certain optional benefits as riders to the various annuity contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Effective as of November 18, 2002, American Skandia offers riders for optional benefits whose annual charge is deducted on a daily basis from the assets in the Separate Account. The daily charge for the optional benefits is deducted in the same manner as the Insurance Charge and the Distribution Charge (if applicable). Annuity Owners who elect to purchase an optional benefit purchase units of the Separate Account that reflect the Insurance Charge, Distribution Charge (if applicable) and the charge for any optional benefit(s). Annuity owners who elected an optional benefit whose charge is deducted on an annual basis in arrears will continue to have the applicable charge deducted in this manner.

          Currently, American Skandia offers eight different optional benefits, as follows: Guaranteed Return Option PlusSM (GRO Plus), Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit
          (GMIB), Lifetime Five Income Benefit (LT5), Highest Anniversary Value Death Benefit (HAV), Enhanced Beneficiary Protection Death Benefit
          (EBP), Highest Daily Value Death Benefit (HDV) and Combination 5% Roll-Up and HAV Death Benefit (Combo 5%).Currently, the charge for GRO Plus, HAV and EBP is 0.25% per year, respectively, the charge for GMWB is 0.35% per year, the charge for HDV and Combo 5% is 0.50% per year, respectively, the charge for LT5 is 0.60% per year and the charge for GMIB is 0.50% per year of the Protected Income Value. Certain American Skandia annuity contracts may not be eligible to elect all or any optional benefits.

                                      A74

NOTE 9:   ACCUMULATION UNIT VALUES
          Accumulation Unit Values (or "AUVs") are calculated for each Sub-account on each Valuation Day. Each Sub-account may have several different AUVs based on each combination of the Insurance Charge, Distribution Charge and each available optional benefit.

          ASSET-BASED CHARGE LEVEL      DESCRIPTION OF WHEN APPLICABLE
          ------------------------      ------------------------------
          0.65%                         Choice, Choice 2000 - No Optional Benefits.
                                        This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts).

          0.90%                         Choice, Choice 2000 - One 0.25% Optional Benefit.

          1.00%                         AS Impact, Defined Investments Annuity, Galaxy III - No Optional Benefits.
                                        Choice 2000 - with GMWB.
                                        This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 3 Sub-accounts).

          1.15%                         Choice - Two 0.25% Optional Benefits.
                                        Choice 2000 - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.

          1.25%                         ASAP III, Stagecoach ASAP III, Optimum - No Optional Benefits.
                                        AS Impact, Defined Investments Annuity, Galaxy III - One 0.25% Optional Benefit.
                                        Choice 2000 - with LT5; or with GMWB and either HAV or EBP. ASAIA, ASVIA
                                        This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 7 Sub-accounts).

          1.40%                         PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
                                        ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra
                                        Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
                                        Stagecoach Variable Annuity, Stagecoach VA+ - No Optional Benefits.
                                        Choice - Three 0.25% Optional Benefits.
                                        Choice 2000 - with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
                                        This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts).

          1.50%                         ASAP III, Stagecoach ASAP III, Optimum - One 0.25% Optional Benefit.
                                        AS Impact, Defined Investments Annuity - Two 0.25% Optional Benefits.
                                        Choice 2000 - with GMWB, HAV, and EBP; or with GMWB and either Combo 5% or HDV; or with LT5 and either HAV or EBP.

          1.60%                         ASAP III, Stagecoach ASAP III, Optimum - with GMWB.

          1.65%                         Apex II, ASL II, ASL II Premier, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
                                        Stagecoach XTra Credit SIX, Optimum Plus - No Optional Benefits. ACN, ASAP, ASAP II,
                                        Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex, ASL, Stagecoach Flex,
                                        ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra Credit, XTra Credit
                                        Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach Variable
                                        Annuity, Stagecoach VA+ - One 0.25% Optional Benefit.
                                        This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 9 Sub-accounts).

          1.75%                         ASAP III, Stagecoach ASAP III, Optimum - One 0.50% Optional Benefit; or Two 0.25% Optional
                                        Benefits.
                                        Defined Investments Annuity - Three 0.25% Optional Benefits.
                                        Choice 2000 - with LT5, HAV and EBP; or with GMWB, HDV and EBP; or with LT5 and either Combo
                                        5% or HDV.

          1.85%                         ASAP III, Stagecoach ASAP III, Optimum - with LT5; or with GMWB and either HAV or EBP.

          1.90%                         ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
                                        Stagecoach XTra Credit SIX, Optimum Plus - One 0.25% Optional Benefit. ASAP II, Apex,
                                        Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit, XTra Credit
                                        FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Two 0.25% Optional Benefits.

                                      A75

          2.00%                         ASAP III, Stagecoach ASAP III, Optimum - with Combo 5% and GRO Plus; or with Three 0.25%
                                        Optional Benefits.
                                        ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - with GMWB.
                                        Choice 2000 - with LT5, HDV and EBP.

          2.10%                         ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HAV and EBP; or with GMWB and either
                                        Combo 5% or HDV; or with LT5 and either HAV or EBP.

          2.15%                         ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits. ASAP II,
                                        Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit, XTra
                                        Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Three 0.25% Optional Benefits.

          2.25%                         ASAP II -- with HAV, EBP and GMWB.
                                        ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
                                        Stagecoach XTra Credit SIX, Optimum Plus - with LT5; or with GMWB and either HAV or EBP.
                                        ASAIA w/ Guarantee*
                                        *This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 8 Sub-accounts).

          2.35%                         ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HDV and EBP; or with LT5, HAV and EBP;
                                        or with LT5 and either Combo 5% or HDV.

          2.40%                         ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.

          2.50%                         ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - with GMWB, HAV and EBP; or with GMWB and either Combo 5% or HDV; or with
                                        LT5 and either HAV or EBP.

          2.60%                         ASAP III, Stagecoach ASAP III, Optimum - with LT5, HDV and EBP.

          2.75%                         ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - with GMWB, HDV and EBP; or with LT5, HAV and EBP; or with LT5 and either
                                        Combo 5% or HDV.

          3.00%                         ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - with LT5, HDV and EBP.

                                      A76

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
American Skandia Life Assurance Corporation
Variable Account B and the Board of Directors of
American Skandia Life Assurance Corporation

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the American Skandia Life Assurance Corporation Variable Account B at December 31, 2005, and the results of its operations and the changes in its net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the American Skandia Life Assurance Corporation; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares at December 31, 2005 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion. The financial highlights included in note 7 relating to each of the two years in the period ended December 31, 2002 were audited by other auditors, whose report dated March 25, 2003 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
New York, New York
April 17, 2006



                                      A77

AS Apex II

                                    PART C

                               OTHER INFORMATION

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS:

(a)All financial statements will be filed by amendment and will be included in Parts A & B of this Registration Statement.

(b)Exhibits are attached as indicated.

    (1)Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

    (2)Not applicable. American Skandia Life Assurance Corporation maintains custody of all assets.

  (3) (a)Form of revised Principal Underwriting Agreement between American Skandia Life Assurance Corporation and American Skandia Marketing, Incorporated, formerly known as Skandia Life Equity Sales Corporation filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.


       (b)Revised Dealer Agreement filed via EDGAR to Post-Effective Amendment No. 14 to Registration Statement No. 333-96577,


  (4) (a)Copy of the Form of Annuity via EDGAR with Pre-Effective Amendment No. 1 to this Registration Statement No. 333-71654, filed
          December 21, 2001.

       (b)Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement
          No. 33-87010, filed April 26, 1999.

       (c)Copy of Percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed February 14, 2001.


       (d)Copy of percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed February 14, 2001.


       (e)Copy of Continuous Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement
          No. 333-96577, filed August 6, 2003.

       (f)Copy of Guaranteed Minimum Income Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

       (g)Copy of Guaranteed Minimum Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement
          No. 333-96577, filed August 6, 2003.

       (h)Copy of Rider for Combination 5% Roll-up and Highest Anniversary Value Death Benefit filed via EDGAR with Post-Effective Amendment No. 5 to Registration Statement No. 333-96577, filed April 20, 2004.

       (i)Copy of Rider for Lifetime Five Income Benefit is hereby incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement 333-96577 filed November 16, 2004.

       (j)Copy of Rider for Highest Daily Value Benefit is hereby incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement 333-96577 filed November 16, 2004.


       (k)Copy of Rider for Spousal Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 10 to Registration Statement No. 333-96577, filed November 16, 2005.


    (5)A copy of the application form used with the Annuity filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

  (6) (a)Copy of the certificate of incorporation of American Skandia Life Assurance Corporation filed via EDGAR with Registration Statement
          No. 33-44203, CIK No. 0000881453, Accession No. 0000881453-04-000025,
          filed March 24, 2004.

       (b)Copy of the By-Laws of American Skandia Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, CIK
          No. 0000881453, Accession No. 0000881453-04-000025, filed March 24,
          2004.


    (7)Annuity Reinsurance Agreements between Depositor and:

       (a)Pruco Reinsurance Ltd. for GRO benefit filed via EDGAR with post-Effective Amendment No. 9 to Registration Statement No. 333-96577 filed April 18, 2005.

       (b)The Prudential Insurance Company of America for GMWB filed via EDGAR with post-Effective Amendment No. 9 to Registration Statement No. 333-96577 filed April 18, 2005.

       (c)The Prudential Insurance Company of America for Lifetime Five Withdrawal Benefit filed via EDGAR with post-Effective Amendment No. 14 to Registration Statement No. 333-96577.

       (d)Pruco Reinsurance Ltd for Lifetime Five Withdrawal Benefit filed via EDGAR with post-Effective Amendment No.14 to Registration Statement No. 333-96577.

       (e)Pruco Reinsurance Ltd. for Spousal Lifetime Five Optional Living Benefit filed via EDGAR with post-Effective Amendment No.14 to Registration Statement No. 333-96577.


    (8)Agreements between Depositor and:

       (a)American Skandia Trust filed via EDGAR with Post-Effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997 (At such time, what later became American Skandia Trust was known as the Henderson Global Asset Trust).

       (b)First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed
          April 26, 2000

       (c)Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to this Registration Statement No. 33-87010, filed April 26, 2000.

       (d)INVESCO Variable Investment Funds, Inc. filed via EDGAR with Post-Effective Amendment No. 9 to this Registration Statement No. 33-87010, filed April 26, 2000.

       (e)ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to this Registration Statement No. 33-87010, filed April 26, 2000.

       (f)Wells Fargo Variable Trust filed via EDGAR with Initial Registration to this Registration Statement No. 333-49478, filed November 7, 2000.

       (g)Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.


       (h)Revised Gartmore Global Asset Management Trust filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

       (i)A I M Variable Insurance Funds filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.



    (9)Opinion and Consent of Counsel         FILED via EDGAR with Post-Effective Amendment No. 6
                                              this Registration Statement on April 20, 2004

    (10)Consent of PricewaterhouseCoopers LLP FILED HEREWITH


   (11)Not applicable.

   (12)Not applicable.

   (13)Calculation of Performance Information for Advertisement of Performance filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

   (14)Financial Data Schedule - NOT APPLICABLE

   (15)


       (a)Powers of Attorney for James J. Avery, Director, Helen M. Galt, Director, Ronald P. Joelson, Director, Andrew J. Mako, Director and David R. Odenath, Chief Executive Officer, President and Director filed with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577.

       (b)Powers of Attorney for Directors C. Edward Chaplin and Bernard J. Jacob filed with Initial Registration Statement No. 333-117052, filed July 1, 2004.

          Power of Attorney for Michael Bohm, Executive Vice President and Chief Financial Officer filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-96577, filed November 12, 2004.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR:

Effective May 1, 2003 Prudential Financial, Inc., a New Jersey corporation, purchased Skandia U.S. Inc., a Delaware corporation, and its subsidiaries, one of which is American Skandia Life Assurance Corporation ("American Skandia"), from Skandia Insurance Company Ltd. Skandia U.S. Inc. is the sole shareholder of ASI, which is the parent company of American Skandia.

As of the date this Post-Effective Amendment was filed, the Directors and Officers of the Depositor are:


Name and Principal Business Address Position and Offices with Depositor
----------------------------------- ---------------------------------------------------

 James J. Avery, Jr.                Director
 213 Washington Street
 Newark, New Jersey 07102-2992

 Michael Bohm                       Executive Vice President, Chief Financial Officer
 One Corporate Drive,               and Controller
 Shelton, Connecticut 06484-6208

 Jill A. Butler-Evarts              Vice President
 751 Broad Street
 Newark, NJ 07102-3714

 Nicholas J. Campanella             Senior Vice President
 213 Washington Street
 Newark, New Jersey 07102-2992

 Susan G. Carosi                    Vice President
 2101 Welsh Road
 Dresher, Pennsylvania 19025-5001

 Robert E. Causey                   Vice President
 2 Gateway Center
 Newark, New Jersey 07102-5005

 C. Edward Chaplin                  Treasurer and Director
 213 Washington Street
 Newark, New Jersey 07102-2992

 Lisa V. Chow                       Vice President
 213 Washington Street
 Newark, New Jersey 07102-2917

 Timothy S. Cronin                  Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Paul DeSimone                      Senior Vice President
 One Corporate Drive
 Shelton, CT 06484-6208

 John Doscher                       Vice President, Chief Compliance Officer
 751 Broad Street
 Newark, NJ 07102-3714

 Rebecca Dunne                      Vice President
 751 Broad Street
 Newark, NJ 07102-3714

 Joseph D. Emanuel                  Senior Vice President, Chief Legal Officer
 One Corporate Drive                and Corporate Secretary
 Shelton, Connecticut 06484-6208

 Anne Fifick                        Vice President, Asset Liability & Risk Management
 2 Gateway Center
 Newark, New Jersey 07102-5005

 Helen M. Galt                      Director
 213 Washington Street
 Newark, New Jersey 07102-2992

 George M. Gannon                   Senior Vice President
 751 Broad Street
 Newark, New Jersey 07102-3714

 Craig Gardner                      Vice President, Senior Investment Risk Officer
 2 Gateway Center
 Newark, New Jersey 07102-5005

 Deborah Gulecki                    Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Helene Gurian                      Vice President
 751 Broad Street
 Newark, New Jersey 07102-3714

 Phillip J. Harrington              Vice President, Regulation 60 Officer
 213 Washington Street
 Newark, New Jersey 07102-2917

 Joanne Heintz                      Senior Vice President, Chief Investment Officer
 2 Gateway Center
 Newark, New Jersey 07102-5005

 Jacob Herschler                    Senior Vice President and Director
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Bernard J. Jacob                   Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Ronald P. Joelson                  Director and Senior Vice President, Asset Liability
 213 Washington Street              & Risk Management
 Newark, New Jersey 07102-2992

 Daniel O. Kane                     Senior Vice President, Chief Actuary
 213 Washington Street
 Newark, New Jersey 07102-2992

 Andrew J. Mako                     Director
 213 Washington Street
 Newark, New Jersey 07102-2992

 Lesley B. Mann                     Senior Vice President
 213 Washington Street
 Newark, New Jersey 07102-2992

 Steven P. Marenakos                Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 David R. Odenath, Jr.              Chief Executive Officer, President and Director
 213 Washington Street
 Newark, New Jersey 07102-2992

 Robert O'Donnell                   Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Polly Rae                          Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Yvonne Rocco                       Senior Vice President
 213 Washington Street
 Newark, New Jersey 07102-2992

 Matthew R. Schiffman               Executive Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Shirley Shao                       Senior Vice President
 213 Washington Street
 Newark, New Jersey 07102-2992

 Eva M. Vitale                      Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

ITEM 26.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
        REGISTRANT: The Depositor does not directly or indirectly control any person. The following persons are under common control with the Depositor by American Skandia, Inc.:

    (1)American Skandia Life Assurance Corporation Variable Account B ("Variable Account B"): Variable Account B was established under the laws of the State of Connecticut and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. Assets in Variable Account B may support obligations created in relation to the annuity contracts described in the Prospectus of this Registration Statement or other annuity contracts we offer.

    (2)American Skandia Life Assurance Corporation ("ASLAC"): The organization is a stock life insurance company domiciled in Connecticut with licenses in all 50 states and the District of Columbia. ASLAC is a wholly-owned subsidiary of American Skandia, Inc.

    (3)American Skandia Information Services and Technology Corporation ("ASIST"): The organization is a general business corporation organized in the State of Delaware and is an affiliate of ASLAC. Its primary purpose is to provide various types of business services to American Skandia, Inc. and all of its subsidiaries including computer systems acquisition, development and maintenance, human resources acquisition, development and management, accounting and financial reporting services and general office services.

    (4)American Skandia Marketing, Incorporated ("ASM"): The organization is a general business corporation organized in the State of Delaware and is an affiliate of ASLAC. It was formed primarily for the purpose of acting as a broker-dealer in securities. It acts as the principal "underwriter" of annuity contracts deemed to be securities, as required by the Securities and Exchange Commission, which annuity contracts are to be issued by American Skandia Life Assurance Corporation. It provides securities law supervisory services in relation to the marketing of those products of American Skandia Life Assurance Corporation registered as securities. It also may provide such services in relation to marketing of certain retail mutual funds. It also has the power to carry on a general financial, securities, distribution, advisory, or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation.


    (5)American Skandia Investment Services, Incorporated ("ASISI"): The organization is a general business corporation organized in the State of Connecticut and is an affiliate of ASLAC. The organization is authorized to provide investment service and investment management advice in connection with the purchasing, selling, holding or exchanging of securities or other assets to insurance companies, insurance-related companies, mutual funds or business trusts. Its primary role is expected to be as investment manager for certain mutual funds to be made available primarily through the variable insurance products of American Skandia Life Assurance Corporation.

Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of ASLAC, was purchased by Prudential Financial, Inc. Prudential Financial is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S.

In addition to the affiliates and/or subsidiaries shown above, ASLAC holds all of the voting securities of American Skandia Trust ("AST"), a managed, open-end investment company organized as a Massachusetts business trust, other than those securities held in separate accounts of Kemper Investors Life Insurance Company ("Kemper") in support of variable life insurance policies issued by Kemper. The shares of this investment company are voted in accordance with the instructions of persons having interests in the unit investment trust, and ASLAC and Kemper vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.


The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration
No. 001-16707, filed March 16, 2006, the text of which is hereby incorporated.

ITEM 27.NUMBER OF CONTRACT OWNERS: As of December 31, 2005 there were 50,454 [Optimum 4:917] owners of contracts.


ITEM 28.INDEMNIFICATION: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of American Skandia Life Assurance Corporation ("ASLAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of ASLAC and ASM can also be indemnified pursuant to indemnity agreements between each director and officer and American Skandia, Inc., a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of ASLAC and ASM are covered under a directors and officers liability insurance policy. Such policy will reimburse ASLAC or ASM, as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of ASLAC or ASM, as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.PRINCIPAL UNDERWRITERS:

(a)American Skandia Marketing, Inc. ("ASM"), a subsidiary of American Skandia, Inc., serves as distributor and principal underwriter for flexible premium deferred annuities, single premium deferred annuities, modified single premium variable life insurance policies and flexible premium variable life insurance policies issued by American Skandia Life Assurance

   Corporation. ASM also serves as distributor and principal underwriter for American Skandia Trust and American Skandia Advisor Funds, Inc.

(b)Directors and officers of ASM

Effective May 1, 2003 Prudential Financial, Inc., a New Jersey corporation, purchased Skandia U.S. Inc., a Delaware corporation, and its subsidiaries, one of which is American Skandia Marketing, Incorporated ("ASM"), from Skandia Insurance Company Ltd. Skandia U.S. Inc. is the sole shareholder of ASI, which is the parent company of ASM.

As of the date this Post-Effective Amendment was filed, the Directors and Officers of ASM are:


 Name and Principal Business Address    Position and Offices with Underwriter
 -------------------------------------  -------------------------------------

 Michael Bohm.......................... Controller
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 C. Edward Chaplin..................... Treasurer
 213 Washington Street
 Newark, New Jersey 07102-2992

 Lisa Chow............................. Vice President
 213 Washington Street
 Newark, New Jersey 07102-2917

 Timothy S. Cronin..................... Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Paul DeSimone......................... Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 John Doscher.......................... Senior Vice President and Chief
 751 Broad Street                       Compliance Officer
 Newark, New Jersey 07102-3714

 Joseph D. Emanuel..................... Senior Vice President and Corporate
 One Corporate Drive                    Secretary
 Shelton, Connecticut 06484-6208

 George Gannon......................... Chief Operations Officer, Director,
 751 Broad Street                       President and Chief Executive Officer
 Newark, New Jersey 07102-3714

 Robert F. Gunia....................... Senior Vice President
 3 Gateway Center
 Newark, New Jersey 07102-4061

 Helene Gurian......................... Acting Anti-Money Laundering Officer
 751 Broad Street
 Newark, New Jersey 07102-3714

 Jacob Herschler....................... Senior Vice President and Director
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Steven P. Marenakos................... Senior Vice President and Director
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 David R. Odenath...................... Director
 213 Washington Street
 Newark, New Jersey 07102-2992

 Robert O'Donnell...................... Senior Vice President and Director
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Yvonne Rocco.......................... Senior Vice President
 751 Broad Street
 Newark, New Jersey 07102-3714

 Ben F. Russo.......................... Chief Financial Officer
 213 Washington Street
 Newark, New Jersey 07102-2917

 Adam Scaramella....................... Chief Legal Officer, Vice President
 213 Washington Street                  and Assistant Secretary
 Newark, New Jersey 07102-2917

 Matthew Schiffman..................... Executive Vice President and Director
 One Corporate Drive
 Shelton, Connecticut 06484-6208



   (c) Commissions received by ASM during last fiscal year with respect to annuities issued through the registrant Separate Account B.



                                 Net Underwriting Discounts Compensation on  Brokerage
Name of Principal Underwriter         and Commissions         Redemption    Commissions Compensation
-------------------------------- -------------------------- --------------- ----------- ------------
American Skandia Marketing, Inc.        $327,916,660             $-0-          $-0-         $-0-

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS: Accounts and records are maintained by ASLAC at its principal office in Shelton, Connecticut.

ITEM 31.MANAGEMENT SERVICES: None

ITEM 32.UNDERTAKINGS:

(a)Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b)Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)American Skandia Life Assurance Corporation ("Depositor") hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses incurred and the risks assumed by American Skandia Life Assurance Corporation under the respective facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for American Skandia Life Assurance Corporation to earn a profit, the degree to which the contract includes innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages, or riders to any contract or prospectus or otherwise."

(e)With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.

                                  SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this 21st day of April, 2006.


AMERICAN SKANDIA LIFE
ASSURANCECORPORATION VARIABLE
ACCOUNT B
Registrant

By: American Skandia Life
    Assurance Corporation



By:     /s/  LAURA KEALEY
    --------------------------
          Laura Kealey,
    Vice President, Corporate
             Counsel


AMERICAN SKANDIA LIFE
ASSURANCECORPORATION
Depositor



By:     /s/  LAURA KEALEY
    --------------------------
          Laura Kealey,
    Vice President, Corporate
             Counsel


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


          Signature                        Title                   Date
          ---------                        -----                   ----

                               (Principal Executive Officer)

      DAVID R. ODENATH*         Chief Executive Officer and   April 21, 2006
-----------------------------            President
      David R. Odenath

                               (Principal Financial Officer
                                 and Principal Accounting
                                         Officer)

        MICHAEL BOHM*          Executive Vice President and   April 21, 2006
-----------------------------     Chief Financial Officer
        Michael Bohm

                                   (Board of Directors)

        JAMES AVERY*                    HELEN GALT*
-----------------------------  ---------------------------
         James Avery                    Helen Galt

       RONALD JOELSON*               DAVID R. ODENATH*        ANDREW J. MAKO*
-----------------------------  ---------------------------    ---------------
       Ronald Joelson                David R. Odenath         Andrew J. Mako

     C. EDWARD CHAPLIN*              BERNARD J. JACOB*
-----------------------------  ---------------------------
      C. Edward Chaplin              Bernard J. Jacob




By:       /s/  LAURA KEALEY
    ------------------------------
            Laura Kealey



* Executed by Laura Kealey on behalf of those indicated pursuant to Power of Attorney

                                   EXHIBITS

   As noted in Item 24(b), various exhibits are incorporated by reference or are not applicable. The exhibits included are as follows:


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          No. 10 Consent of PricewaterhouseCoopers LLP FILED HEREWITH
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